UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant has filed this Certified Shareholder Report on Form N-CSR in three (3) separate submissions due to file size limitations on EDGAR submissions. The initial submissions of the Certified Shareholder Report on Form N-CSR (accession #0001193125-09-126960 and #0001193125-09-127042) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Item 1, this submission is identical in all material respects to the initial submission.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under the previously filed companion submissions on Form N-CSR.

•	PIMCO Funds—Bond Funds—Institutional, Administrative, P and M Classes

•	PIMCO Funds—International Bond Funds—Institutional, Administrative and P Classes

•	PIMCO Funds—Bond Funds—A, B, and C Classes

•	PIMCO Funds—Bond Funds—Class D

•	PIMCO Funds—Total Return Funds—Institutional, Administrative and P Classes

•	PIMCO Funds—PIMCO Total Return Fund—A, B, and C Classes

•	PIMCO Funds—PIMCO Total Return Fund—Class D

•	PIMCO Funds—PIMCO Real Return Fund—A, B and C Classes

•	PIMCO Funds—Strategic Markets Bond Funds—Institutional, Administrative and P Classes

•	PIMCO Funds—Real Return Strategy, Asset Allocation & Equity-Related Funds—A, B, and C Classes

•	PIMCO Funds—Real Return Strategy, Asset Allocation & Equity-Related Funds—Class D

•	PIMCO Funds—Municipal Bond Funds—Institutional, Administrative and P Classes

•	PIMCO Funds—Municipal Bond Funds—A, B, and C Classes

•	PIMCO Funds—Municipal Bond Funds—Class D

•	PIMCO Funds—Class R

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Inflation-Protected Funds—Institutional, Administrative and P Classes

•	PIMCO Funds—Credit Bond Funds—Institutional, Administrative and P Classes

•	PIMCO Funds—RealRetirement™ Funds
•	Private Account Portfolio Series

Share Classes Institutional • Administrative • P	Annual Report March 31, 2009

Inflation-Protected Funds	Real Return Asset Fund Real Return Fund RealEstateRealReturn Strategy Fund CommodityRealReturn Strategy Fund®

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

The serial instability in the financial markets poses consequential and fundamental challenges for investors. The PIMCO mindset—what some might call constructive investment paranoia—is a critical and constant resource and thought discipline in helping us address this difficult market environment for all our clients. This mindset compels us to continuously improve our design of well-engineered investment solutions and strategies, our business model, and our client service. Now, our most important responsibility is to navigate the unexpectedly rough journey to a “new normal,” while remaining focused on how best to protect and preserve investments during these notably challenging times.

Highlights of the financial markets during the twelve-month reporting period include:

■

Central Banks around the globe responded to the deepening global financial crisis by reducing their key-lending rates and adding substantial liquidity to shore up money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 1.50%, with a further reduction to 1.00% outside of the reporting period; the Bank of England reduced its key-lending rate to 0.50%; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally underperformed U.S. Treasuries as the significant systemic deleveraging of financial balance sheets led to a “flight-to-quality” by investors, driving short-term U.S. Treasury yields towards zero, and at times below zero. In March 2009, however, the potential for significant new issuance of U.S. Treasuries to support the U.S. Government’s fiscal stimulus and bank bail-out plans created anxiety about prices of U.S. Treasuries. This was especially true on the long-end of the yield curve, causing yields to increase. The yield on the ten-year U.S. Treasury decreased 0.75% to end the period at 2.66%. The Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), a widely used index comprised of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 3.13% for the period.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasuries despite significant spread volatility in response to the ongoing credit and liquidity crisis. The Federal Reserve’s Agency MBS Purchase Program helped cause spreads to tighten towards the end of the reporting period, mitigating somewhat the poor performance from earlier in the fiscal year. Non-Agency mortgages (not backed by a U.S. Government guarantee) lagged U.S. Treasuries as concerns over liquidity and deteriorating collateral value drove this sector to underperform. Consumer asset-backed securities (“ABS”), such as credit card, student loan and auto loan ABS, substantially underperformed like-duration U.S. Treasuries as unprecedented liquidity and default pressures forced the repricing of many of these securities downward, particularly in the latter part of the period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 2.04%, as represented by the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index), amid the same global deleveraging event that has impacted almost all asset classes. U.S. TIPS lagged their nominal U.S. Treasury counterparts as inflation pressures eased, and investors generally preferred the better liquidity of nominal U.S. Treasuries. Commodities, as measured by the Dow Jones-AIG Commodity Index Total Return, declined 44.99% for the period. Expectations for considerably lower global commodity demand than previously embedded into prices due to the rapid economic slowdown, led to the downward repricing of most commodity markets.

2	PIMCO Funds	Inflation-Protected Funds

■

Across the industry spectrum, corporate bonds dramatically underperformed like-duration U.S. Treasuries. Credit risk premiums rose significantly, reaching record high levels in both the investment-grade and high-yield markets, as strong concerns surrounding forecasts of rapidly decreasing corporate revenues, substantially increased bond default rates, and likely lower recovery values pressured overall sector bond valuations. Financial and banking issuers lagged like-duration U.S. Treasuries by a wide margin. Amid the flight-to-quality and revisions in business prospects downward, securities positioned on the lower-end of the capital structure and quality tiers came under the most pressure. Bank issuers benefited from an aggressive government policy response intended to revitalize lending. However, government action was unable to prevent spreads on bank bonds from widening further during the period.

■

Municipal bonds underperformed U.S. Treasuries as investors also reduced risk due to the financial crisis. The municipal market became extremely dislocated as a result of several factors, including municipal bond insurer downgrades, major broker/dealers either leaving the municipal bond market or reducing their own risk, the disappearance of longer-duration municipal investors, and an overall exodus from risk sectors. In the first quarter of 2009, however, the municipal bond sector experienced a rebound in performance as investors took advantage of attractive yields. The Barclays Capital Municipal Bond Index (formerly named the Lehman Brothers Municipal Bond Index) returned 2.27% for the period.

■

Emerging market (“EM”) bonds lagged U.S. Treasuries amid heightened risk aversion and a move by the market to prefer U.S. dollar-based securities. Most local currency-denominated EM bonds posted losses in U.S. dollar terms.

■

Equities worldwide experienced significantly elevated volatility and generally trended down over the reporting period. U.S. equities, as measured by the S&P 500 Index, declined 38.09%. International equities, as measured by the MCSI World Net Dividend Index (in USD) declined 42.58% over the one-year period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently and intensely to stay on the forefront of risk in this demanding investment environment. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

May 15, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2009	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Each share class performance is net of fees and expenses—the Administrative Class total expenses are 0.25% higher than the total expenses of the Institutional Share Class of the respective Fund; the Class P total expenses are 0.10% higher than the total expenses of the Institutional Share Class of the respective Fund. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

The CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be effected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

For periods prior to the inception date of the Administrative Class and Class P Shares, performance information shown is based on the performance of the Fund’s Institutional Class Shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Administrative Class and Class P Shares. The Administrative Class Shares of the following Funds were first offered in (month/year): Real Return Fund (4/00), Real Return Asset Fund (11/01), RealEstateRealReturn Strategy Fund (10/03), and CommodityRealReturn Strategy Fund® (6/02). The Class P Shares of the following Funds were first offered in (month/year): Real Return Fund (4/08), RealEstateRealReturn Strategy Fund (4/08), and CommodityRealReturn Strategy Fund® (4/08). All other Funds in this Annual Report do not currently offer Administrative Class and Class P Shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds	Inflation-Protected Funds

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from October 1, 2008 to March 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2009	5

PIMCO Real Return Asset Fund

Institutional Class	PRAIX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional Class Shares is $5,000,000.

Allocation Breakdown‡

U.S. Treasury Obligations	50.9%
Corporate Bonds & Notes	16.4%
U.S. Government Agencies	15.9%
Asset-Backed Securities	7.5%
Short-Term Instruments	3.1%
Other	6.2%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Fund Inception (11/12/01)
PIMCO Real Return Asset Fund Institutional Class	-6.80%	3.29%	7.19%
Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index	-1.43%	4.37%	8.16%	*
Lipper Treasury Inflation Protected Securities Funds Average	-4.76%	3.28%	5.06%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund will no longer impose a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus dated 10/01/08, as supplemented to date, is 0.56% for the Institutional Class shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,027.69	$1,020.64
Expenses Paid During Period†	$4.35	$4.33

† Expenses are equal to the net annualized expense ratio for the class 0.86% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Asset Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations.

»	Long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 1.43% as measured by the Fund’s benchmark index, the Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index.

»	Exposure to U.S. corporate bonds in the finance sector significantly detracted from performance as spreads over U.S. Treasuries increased.

»	An overweight to U.S. TIPS duration from October 2008 through March 2009 benefited performance as the ten-year U.S. TIPS real yield declined during the period.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	An emphasis on inflation-linked bonds (“ILBs”) in Japan detracted from performance as the ten-year real yield rose.

6	PIMCO Funds	Inflation-Protected Funds

PIMCO Real Return Fund

Institutional Class	PRRIX
Administrative Class	PARRX
Class P	PRLPX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional Class, Administrative Class or Class P Shares is $5,000,000.

Allocation Breakdown‡

U.S. Treasury Obligations	53.4%
U.S. Government Agencies	22.0%
Corporate Bonds & Notes	14.3%
Asset-Backed Securities	2.7%
Short-Term Instruments	1.8%
Other	5.8%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	-5.91%	3.43%	7.31%	6.93%
PIMCO Real Return Fund Administrative Class	-6.14%	3.17%	7.04%	6.65%
PIMCO Real Return Fund Class P	-6.00%	3.32%	7.22%	6.84%
Barclays Capital U.S. TIPS Index	-2.04%	4.15%	7.32%	6.56%	*
Lipper Treasury Inflation Protected Securities Funds Average	-4.76%	3.28%	5.94%	5.70%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/97.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Administrative Class prospectus dated 10/01/08, as supplemented to date, is 0.45% for the Institutional Class shares and 0.70% for the Administrative Class shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Class P prospectus dated 09/01/08, as supplement to date, is 0.55% for the Class P shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,006.84	$1,005.60	$1,006.38	$1,020.14	$1,018.90	$1,020.69
Expenses Paid During Period†	$4.80	$6.05	$4.25	$4.84	$6.09	$4.28

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.96% for Institutional Class, 1.21% for Administrative Class and 0.85% for Class P), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 2.04% as measured by the Fund’s benchmark index, the Barclays Capital U.S. TIPS Index.

»	Exposure to U.S. corporate bonds in the finance sector significantly detracted from performance as spreads over U.S. Treasuries increased.

»	An overweight to U.S. TIPS duration from October 2008 through March 2009 benefited performance as the ten-year U.S. TIPS real yield declined during the period.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	An emphasis on inflation-linked bonds (“ILBs”) in Japan detracted from performance as the ten-year real yield rose.

Annual Report	March 31, 2009	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class	PRRSX
Class P	PETPX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional Class or Class P Shares is $5,000,000.

Allocation Breakdown‡

U.S. Treasury Obligations	42.7%
U.S. Government Agencies	30.0%
Corporate Bonds & Notes	12.5%
Short-Term Instruments	4.9%
Asset-Backed Securities	3.5%
Other	6.4%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	-65.62%	-10.87%	-5.67%
PIMCO RealEstateRealReturn Strategy Fund Class P	-65.62%	-10.94%	-5.74%
Dow Jones U.S. Select REIT Total Return Index	-60.67%	-9.46%	-5.55%	*
Lipper Real Estate Funds Average	-58.55%	-9.79%	-5.87%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund will no longer impose a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class prospectus dated 10/01/08, as supplemented to date, is 0.75% for the Institutional Class shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Class P prospectus dated 09/01/08, as supplement to date, is 0.85% for the Class P shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$375.45	$376.13	$1,019.45	$1,018.55
Expenses Paid During Period†	$3.77	$4.39	$5.54	$6.44

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.10% for Institutional Class and 1.28% for Class P), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments, backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Real Estate Investment Trusts (“REITs”) declined 60.67% as measured by the Fund’s benchmark index, the Dow Jones U.S. Select REIT Total Return Index, which significantly detracted from total return performance through derivative exposure to the Fund’s benchmark index.

»

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from performance as U.S. TIPS underperformed the assumed one-month LIBOR financing cost of gaining REIT index exposure.

»	Exposure to U.S. corporate bonds in the finance sector significantly detracted from performance as spreads over U.S. Treasuries increased.

»	An overweight to U.S. TIPS duration from January 2009 through March 2009 benefited performance as the ten-year U.S. TIPS real yield declined during the period.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	An emphasis on inflation-linked bonds (“ILBs”) in Japan detracted from performance as the ten-year real yield rose.

8	PIMCO Funds	Inflation-Protected Funds

PIMCO CommodityRealReturn Strategy Fund®

Institutional Class	PCRIX
Administrative Class	PCRRX
Class P	PCRPX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional Class, Administrative Class or Class P Shares is $5,000,000.

Allocation Breakdown‡

U.S. Treasury Obligations	50.4%
U.S. Government Agencies	23.6%
Corporate Bonds & Notes	11.8%
Short-Term Instruments	8.3%
Foreign Currency-Denominated Issues	2.2%
Other	3.7%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	-50.88%	-4.13%	6.45%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	-50.97%	-4.35%	6.20%
PIMCO CommodityRealReturn Strategy Fund® Class P	-50.79%	-4.17%	6.39%
Dow Jones-AIG Commodity Index Total Return	-44.99%	-3.25%	4.10%	*
Lipper Commodities Funds Average	-47.38%	-6.83%	0.34%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund will no longer impose a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Administrative Class prospectus dated 10/01/08, as supplemented to date, is 0.79% for the Institutional Class shares and 1.04% for the Administrative Class shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Class P prospectus dated 09/01/08, as supplement to date, is 0.89% for the Class P shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$637.77	$637.67	$638.73	$1,015.96	$1,014.36	$1,017.00
Expenses Paid During Period†	$7.35	$8.66	$6.50	$9.05	$10.65	$8.00

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.80% for Institutional Class, 2.12% for Administrative Class and 1.59% for Class P), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio of 1.80% for Institutional Class, 2.12% for Administrative Class and 1.59% for Class P reflects net annualized expenses after application of an expense waiver of 0.09%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Fund® seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments, backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Commodities declined 44.99% as measured by the Fund’s benchmark index, the Dow Jones-AIG Commodity Index Total Return. All commodity sectors declined during the period, which significantly detracted from performance. The largest decline occurred in the energy sector, which was down 62.74% during the period.

»

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from performance as U.S. TIPS underperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-AIG Commodity Index Total Return.

»	Exposure to U.S. corporate bonds in the finance sector significantly detracted from performance as spreads over U.S. Treasuries increased.

»	An overweight to U.S. TIPS duration from October 2008 through March 2009 benefited performance as the ten-year U.S. TIPS real yield declined during the period.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	An emphasis on inflation-linked bonds (“ILBs”) in Japan detracted from performance as the ten-year real yield rose.

Annual Report	March 31, 2009	9

Benchmark Descriptions

Index	Description

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index	Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Dow Jones-AIG Commodity Index Total Return	Dow Jones-AIG Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Net Dividend Index (in USD)	MSCI World Net Dividend Index (in USD). MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

10	PIMCO Funds	Bond Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2009	11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Real Return Asset Fund
Institutional Class
03/31/2009	$12.05	$0.25	$(1.12)	$(0.87)	$(0.29)	$(0.63)
03/31/2008	11.19	0.61	1.05	1.66	(0.60)	(0.20)
03/31/2007	11.24	0.47	(0.04)	0.43	(0.42)	(0.06)
03/31/2006	12.02	0.52	(0.58)	(0.06)	(0.59)	(0.13)
03/31/2005	12.34	0.39	0.29	0.68	(0.45)	(0.55)

Real Return Fund
Institutional Class
03/31/2009	$11.45	$0.33	$(1.05)	$(0.72)	$(0.34)	$(0.39)
03/31/2008	10.89	0.62	0.91	1.53	(0.60)	(0.37)
03/31/2007	10.82	0.40	0.13	0.53	(0.37)	(0.08)
03/31/2006	11.42	0.52	(0.42)	0.10	(0.55)	(0.15)
03/31/2005	11.79	0.40	(0.01)	0.39	(0.44)	(0.32)
Administrative Class
03/31/2009	11.45	0.27	(1.01)	(0.74)	(0.32)	(0.39)
03/31/2008	10.89	0.58	0.92	1.50	(0.57)	(0.37)
03/31/2007	10.82	0.35	0.16	0.51	(0.35)	(0.08)
03/31/2006	11.42	0.57	(0.50)	0.07	(0.52)	(0.15)
03/31/2005	11.79	0.39	(0.03)	0.36	(0.41)	(0.32)
Class P
04/30/2008 - 03/31/2009	11.22	0.10	(0.63)	(0.53)	(0.30)	(0.39)

RealEstateRealReturn Strategy Fund
Institutional Class
03/31/2009	$6.05	$0.14	$(4.11)	$(3.97)	$0.00	$0.00
03/31/2008	7.61	0.28	(1.05)	(0.77)	(0.79)	0.00
03/31/2007	9.19	0.29	1.32	1.61	(3.19)	0.00
03/31/2006	9.31	0.50	2.55	3.05	(3.07)	(0.10)
03/31/2005	11.98	0.40	1.21	1.61	(3.99)	(0.22)
Class P
04/30/2008 - 03/31/2009	6.29	0.14	(4.35)	(4.21)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the Fund's advisory fee was reduced to 0.35%.
(c)	Effective October 1, 2008, the Fund's advisory fee was reduced to 0.30%.

12	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.92)	$10.26	(6.80)%	$3,081,472	0.73	%(c)	0.57	%(c)	2.32%	936%
0.00	(0.80)	12.05	15.55	2,261,394	0.61		0.60		5.44	874
0.00	(0.48)	11.19	3.90	1,362,843	0.60		0.60		4.20	489
0.00	(0.72)	11.24	(0.75)	2,189,247	0.60		0.60		4.42	265
0.00	(1.00)	12.02	5.88	620,391	0.62	(b)	0.62	(b)	3.31	519

$0.00	$(0.73)	$10.00	(5.91)%	$5,101,322	0.65%		0.45%		3.13%	915%
0.00	(0.97)	11.45	14.84	8,177,173	0.45		0.45		5.62	806
(0.01)	(0.46)	10.89	5.00	5,427,623	0.45		0.45		3.67	480
0.00	(0.70)	10.82	0.81	5,920,513	0.45		0.45		4.64	388
0.00	(0.76)	11.42	3.46	4,871,247	0.45		0.45		3.53	369

0.00	(0.71)	10.00	(6.14)	738,750	0.94		0.70		2.59	915
0.00	(0.94)	11.45	14.56	764,876	0.70		0.70		5.25	806
(0.01)	(0.44)	10.89	4.74	453,363	0.70		0.70		3.21	480
0.00	(0.67)	10.82	0.55	399,084	0.70		0.70		5.00	388
0.00	(0.73)	11.42	3.20	1,040,102	0.70		0.70		3.38	369

0.00	(0.69)	10.00	(4.38)	2,031	0.86	*	0.55	*	1.14 *	915

$0.00	$0.00	$2.08	(65.62)%	$154,135	0.88%		0.74%		3.40%	1,288%
0.00	(0.79)	6.05	(9.66)	427,882	0.75		0.74		4.60	900
0.00	(3.19)	7.61	20.17	96,685	0.74		0.74		3.31	538
0.00	(3.17)	9.19	36.18	370,682	0.74		0.74		4.88	337
(0.07)	(4.28)	9.31	10.65	413,326	0.74		0.74		3.76	510

0.00	0.00	2.08	(66.93)	3	1.00	*	0.84	*	3.62 *	1,288

Annual Report	March 31, 2009	13

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

CommodityRealReturn Strategy Fund®
Institutional Class
03/31/2009	$18.32	$0.34	$(9.60)	$(9.26)	$(0.71)	$(2.09)
03/31/2008	14.60	0.72	4.06	4.78	(1.06)	0.00
03/31/2007	14.03	0.42	0.73	1.15	(0.58)	0.00
03/31/2006	16.29	0.66	(0.15)	0.51	(1.88)	(0.07)
03/31/2005	15.72	0.45	1.14	1.59	(0.84)	(0.18)
Administrative Class
03/31/2009	18.21	0.31	(9.54)	(9.23)	(0.68)	(2.09)
03/31/2008	14.52	0.67	4.05	4.72	(1.03)	0.00
03/31/2007	13.96	0.41	0.70	1.11	(0.55)	0.00
03/31/2006	16.25	0.41	0.05	0.46	(1.86)	(0.07)
03/31/2005	15.68	0.41	1.14	1.55	(0.80)	(0.18)
Class P
04/30/2008 - 03/31/2009	18.65	0.16	(9.73)	(9.57)	(0.72)	(2.09)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.75%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.00%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.79%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.78%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.04%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.03%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.21%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.83%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.49%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.08%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.54%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.93%.

14	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(2.80)	$6.26	(50.88)%	$4,443,754	1.12	%(h)	0.74	%(i)	2.83%		979%
0.00	(1.06)	18.32	34.08	7,532,238	0.75	(d)	0.74	(e)	4.59		697
0.00	(0.58)	14.60	8.46	6,740,635	0.74	(b)	0.74	(b)	2.91		603
(0.82)	(2.77)	14.03	2.29	5,622,373	0.74		0.74		4.18		292
0.00	(1.02)	16.29	10.82	3,524,112	0.74		0.74		2.94		264

0.00	(2.77)	6.21	(50.97)	564,524	1.40	(j)	0.99	(k)	2.55		979
0.00	(1.03)	18.21	33.76	1,172,140	1.00	(f)	0.99	(g)	4.25		697
0.00	(0.55)	14.52	8.17	816,554	0.99	(c)	0.99	(c)	2.84		603
(0.82)	(2.75)	13.96	1.99	605,339	0.99		0.99		2.69		292
0.00	(0.98)	16.25	10.63	79,418	0.99		0.99		2.65		264

0.00	(2.81)	6.27	(51.66)	17,049	1.45	*(l)	0.84	*(m)	2.30	*	979

Annual Report	March 31, 2009	15

Statements of Assets and Liabilities	March 31, 2009

(Amounts in thousands, except per share amounts)	Real Return Asset Fund	Real Return Fund	RealEstate- RealReturn Strategy Fund

Assets:
Investments, at value	$6,280,882	$22,050,902	$556,728
Investments in Affiliates, at value	77,031	267,844	14,011
Repurchase agreements, at value	2,973	15,486	0
Cash	157	0	520
Deposits with counterparty	3,839	35,475	1,418
Foreign currency, at value	6,730	28,152	704
Receivable for investments sold	270,574	2,013,053	236,088
Receivable for investments sold on a delayed-delivery basis	86,000	145,127	43,153
Receivable for Fund shares sold	244	42,342	62
Interest and dividends receivable	40,636	151,844	3,536
Dividends receivable from Affiliates	18	138	6
Variation margin receivable	288	2,800	42
Swap premiums paid	9,026	35,135	377
Unrealized appreciation on foreign currency contracts	2,083	15,221	390
Unrealized appreciation on swap agreements	43,753	158,615	9,540
Other assets	0	1,694	0
	6,824,234	24,963,828	866,575

Liabilities:
Payable for reverse repurchase agreements	$1,674,500	$5,436,550	$235,564
Payable for investments purchased	251,478	2,081,985	189,289
Payable for investments in Affiliates purchased	18	138	6
Payable for investments purchased on a delayed-delivery basis	1,490,477	4,116,543	92,373
Payable for short sales	67,639	546,477	134,739
Payable to counterparty	181,388	275,542	29,232
Payable for Fund shares redeemed	39	33,618	73
Dividends payable	0	1,184	0
Overdraft due to custodian	0	892	0
Written options outstanding	8,041	36,810	851
Accrued investment advisory fee	845	2,360	71
Accrued supervisory and administrative fee	705	2,820	39
Accrued distribution fee	0	1,041	3
Accrued servicing fee	0	1,213	4
Swap premiums received	13,582	42,989	3,663
Unrealized depreciation on foreign currency contracts	5,048	39,184	982
Unrealized depreciation on swap agreements	43,039	305,471	7,409
Other liabilities	5,963	0	67
	3,742,762	12,924,817	694,365

Net Assets	$3,081,472	$12,039,011	$172,210

Net Assets Consist of:
Paid in capital	$3,549,403	$13,831,942	$314,156
Undistributed (overdistributed) net investment income	14,488	55,603	(6,836)
Accumulated undistributed net realized (loss)	(541,702)	(1,824,549)	(134,384)
Net unrealized appreciation (depreciation)	59,283	(23,985)	(726)
	$3,081,472	$12,039,011	$172,210

Net Assets:
Institutional Class	$3,081,472	$5,101,322	$154,135
Administrative Class	0	738,750	0
Class P	0	2,031	3
Other Classes	0	6,196,908	18,072

Shares Issued and Outstanding:
Institutional Class	300,377	510,230	74,108
Administrative Class	0	73,889	0
Class P	0	203	2

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.26	$10.00	$2.08
Administrative Class	NA	10.00	NA
Class P	NA	10.00	2.08

Cost of Investments Owned	$6,220,359	$22,065,015	$558,101
Cost of Investments in Affiliates Owned	$77,031	$267,824	$14,010
Cost of Repurchase Agreements Owned	$2,973	$15,486	$0
Cost of Foreign Currency Held	$6,686	$28,675	$714
Proceeds Received on Short Sales	$67,105	$537,010	$130,823
Premiums Received on Written Options	$4,493	$16,573	$426

16	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statement of Assets and Liabilities	March 31, 2009

(Amounts in thousands, except per share amounts)	Commodity- RealReturn Strategy Fund®

Assets:
Investments, at value	$12,752,339
Investments in Affiliates, at value	2,840
Repurchase agreements, at value	452,839
Cash	7,081
Deposits with counterparty	12,439
Foreign currency, at value	17,088
Receivable for investments sold	884,682
Receivable for investments sold on a delayed-delivery basis	3,130
Receivable for Fund shares sold	39,664
Interest and dividends receivable	77,967
Dividends receivable from Affiliates	142
Variation margin receivable	1,402
Swap premiums paid	14,183
Unrealized appreciation on foreign currency contracts	12,782
Unrealized appreciation on swap agreements	130,441
Other assets	729
14,409,748

Liabilities:
Payable for reverse repurchase agreements	$3,404,178
Payable for investments purchased	707,944
Payable for investments in Affiliates purchased	142
Payable for investments purchased on a delayed-delivery basis	1,954,049
Payable for short sales	688,657
Payable to counterparty	171,141
Payable for Fund shares redeemed	62,966
Written options outstanding	65,492
Accrued investment advisory fee	3,131
Accrued supervisory and administrative fee	1,918
Accrued distribution fee	394
Accrued servicing fee	372
Swap premiums received	30,758
Unrealized depreciation on foreign currency contracts	38,514
Unrealized depreciation on swap agreements	302,462
Other liabilities	924
7,433,042

Net Assets	$6,976,706

Net Assets Consist of:
Paid in capital	$8,062,783
Undistributed net investment income	236,807
Accumulated undistributed net realized (loss)	(952,354)
Net unrealized (depreciation)	(370,530)
$6,976,706

Net Assets:
Institutional Class	$4,443,754
Administrative Class	564,524
Class P	17,049
Other Classes	1,951,379

Shares Issued and Outstanding:
Institutional Class	709,351
Administrative Class	90,916
Class P	2,720

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$6.26
Administrative Class	6.21
Class P	6.27

Cost of Investments Owned	$12,960,766
Cost of Investments in Affiliates Owned	$2,841
Cost of Repurchase Agreements Owned	$452,839
Cost of Foreign Currency Held	$17,022
Proceeds Received on Short Sales	$680,344
Premiums Received on Written Options	$22,715

Annual Report	March 31, 2009	17

Statements of Operations

Year Ended March 31, 2009
(Amounts in thousands)	Real Return Asset Fund	Real Return Fund	RealEstate- RealReturn Strategy Fund

Investment Income:
Interest	$112,475	$495,870	$27,882
Dividends	183	2,480	20
Dividends from Affiliate investments	21	193	7
Miscellaneous income	21	125	4
Total Income	112,700	498,668	27,913

Expenses:
Investment advisory fees	11,955	34,522	3,171
Supervisory and administrative fees	9,213	40,145	1,725
Distribution and/or servicing fees - Administrative Class	0	2,011	0
Distribution and/or servicing fees - Other Classes	0	27,787	254
Trustees’ fees	7	25	1
Interest expense	5,881	30,913	858
Miscellaneous expense	7	32	2
Total Expenses	27,063	135,435	6,011

Net Investment Income	85,637	363,233	21,902

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(319,412)	(1,356,420)	(112,255)
Net realized gain on Affiliate investments	9	231	3
Net realized (loss) on futures contracts, written options and swaps	(38,605)	(107,489)	(541,069)
Net realized gain (loss) on foreign currency transactions	5,260	54,194	(1,330)
Net change in unrealized appreciation (depreciation) on investments	38,152	(141,948)	(6,695)
Net change in unrealized appreciation on Affiliate investments	0	20	1
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(11,660)	(19,179)	(23,043)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(7,256)	(37,043)	(902)
Net (Loss)	(333,512)	(1,607,634)	(685,290)

Net (Decrease) in Net Assets Resulting from Operations	$(247,875)	$(1,244,401)	$(663,388)

18	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2009
(Amounts in thousands)	Commodity- RealReturn Strategy Fund®

Investment Income:
Interest	$406,240
Dividends	560
Dividends from Affiliate investments	308
Miscellaneous income	123
Total Income	407,231

Expenses:
Investment advisory fees	56,152
Supervisory and administrative fees	37,003
Distribution and/or servicing fees - Administrative Class	2,390
Distribution and/or servicing fees - Other Classes	16,217
Trustees’ fees	17
Interest expense	38,280
Miscellaneous expense	30
Total Expenses	150,089
Reimbursement by Manager	(8,906)
Net Expenses	141,183

Net Investment Income	266,048

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(663,817)
Net realized gain on Affiliate investments	133
Net realized (loss) on futures contracts, written options and swaps	(5,381,212)
Net realized gain on foreign currency transactions	37,929
Net change in unrealized (depreciation) on investments	(1,135,253)
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized appreciation on futures contracts, written options and swaps	124,418
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(39,438)
Net (Loss)	(7,057,241)

Net (Decrease) in Net Assets Resulting from Operations	$(6,791,193)

Annual Report	March 31, 2009	19

Statements of Changes in Net Assets

	Real Return Asset Fund		Real Return Fund		RealEstateRealReturn Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$85,637	$93,947	$363,233	$646,908	$21,902	$8,708
Net realized gain (loss)	(352,757)	168,582	(1,409,715)	912,700	(654,654)	(44,930)
Net realized gain on Affiliate investments	9	0	231	0	3	0
Net change in unrealized appreciation (depreciation)	19,236	23,644	(198,170)	70,875	(30,640)	35,512
Net change in unrealized appreciation on Affiliate investments	0	0	20	0	1	0
Net increase (decrease) resulting from operations	(247,875)	286,173	(1,244,401)	1,630,483	(663,388)	(710)

Distributions to Shareholders:
From net investment income
Institutional Class	(90,141)	(92,222)	(232,775)	(314,113)	0	(14,117)
Administrative Class	0	0	(24,916)	(26,700)	0	0
Class P	0	0	(3)	0	0	0
Other Classes	0	0	(170,455)	(274,496)	0	(6,588)
From net realized capital gains
Institutional Class	(259,579)	(26,307)	(198,262)	(191,012)	0	0
Administrative Class	0	0	(28,393)	(18,303)	0	0
Class P	0	0	(1)	0	0	0
Other Classes	0	0	(237,483)	(181,466)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(349,720)	(118,529)	(892,288)	(1,006,090)	0	(20,705)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	2,922,113	2,300,752	2,584,278	3,856,435	938,060	353,870
Administrative Class	0	0	670,678	448,445	0	0
Class P	0	0	2,001	0	10	0
Other Classes	0	0	3,150,486	2,084,270	83,212	16,670
Issued as reinvestment of distributions
Institutional Class	349,332	118,001	396,284	457,670	0	13,780
Administrative Class	0	0	49,962	40,823	0	0
Class P	0	0	4	0	0	0
Other Classes	0	0	312,661	344,160	0	5,538
Cost of shares redeemed
Institutional Class	(1,853,869)	(1,687,855)	(4,977,676)	(1,880,630)	(600,593)	(31,542)
Administrative Class	0	0	(616,410)	(207,443)	0
Class P	0	0	(59)	0	0	0
Other Classes	0	0	(2,881,554)	(2,208,276)	(63,678)	(47,159)
Net increase (decrease) resulting from Fund share transactions	1,417,576	730,898	(1,309,345)	2,935,454	357,011	311,157

Fund Redemption Fee	97	9	2	61	65	17

Total Increase (Decrease) in Net Assets	820,078	898,551	(3,446,032)	3,559,908	(306,312)	289,759

Net Assets:
Beginning of year	2,261,394	1,362,843	15,485,043	11,925,135	478,522	188,763
End of year*	$3,081,472	$2,261,394	$12,039,011	$15,485,043	$172,210	$478,522

*Including (overdistributed) net investment income of:	$14,488	$(7,950)	$55,603	$(50,932)	$(6,836)	$(28,801)

20	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	CommodityRealReturn Strategy Fund®

(Amounts in thousands)	Year Ended March 31, 2009	Year Ended March 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$266,048	$516,618
Net realized gain (loss)	(6,007,100)	2,796,558
Net realized gain on Affiliate investments	133	0
Net change in unrealized appreciation (depreciation)	(1,050,273)	177,663
Net change in unrealized (depreciation) on Affiliate investments	(1)	0
Net increase (decrease) resulting from operations	(6,791,193)	3,490,839

Distributions to Shareholders:
From net investment income
Institutional Class	(317,125)	(438,916)
Administrative Class	(50,819)	(67,926)
Class P	(286)	0
Other Classes	(175,273)	(265,441)
From net realized capital gains
Institutional Class	(752,777)	0
Administrative Class	(176,042)	0
Class P	(717)	0
Other Classes	(477,015)	0
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	0
Class P	0	0
Other Classes	0	0

Total Distributions	(1,950,054)	(772,283)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	3,864,057	2,364,522
Administrative Class	884,467	418,000
Class P	20,913	0
Other Classes	1,543,152	1,457,582
Issued as reinvestment of distributions
Institutional Class	906,566	331,437
Administrative Class	225,581	66,651
Class P	783	0
Other Classes	530,703	206,578
Cost of shares redeemed
Institutional Class	(3,112,449)	(3,371,519)
Administrative Class	(794,828)	(384,796)
Class P	(1,780)	0
Other Classes	(2,270,257)	(1,751,605)
Net increase (decrease) resulting from Fund share transactions	1,796,908	(663,150)

Fund Redemption Fee	1,830	755

Total Increase (Decrease) in Net Assets	(6,942,509)	2,056,161

Net Assets:
Beginning of year	13,919,215	11,863,054
End of year*	$6,976,706	$13,919,215

*Including undistributed net investment income of:	$236,807	$923,378

Annual Report	March 31, 2009	21

Schedule of Investments  Real Return Asset Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (d) 2.5%

Short-Term Floating NAV Portfolio	7,699,210	$77,031

Total PIMCO Funds (Cost $77,031)		77,031

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.560% due 08/03/2012	$12,313	6,641

Georgia-Pacific Corp.
2.956% due 12/20/2012	64	56
3.292% due 12/20/2012	1,619	1,432
3.459% due 12/20/2012	48	43

Total Bank Loan Obligations (Cost $13,572)		8,172

CORPORATE BONDS & NOTES 34.0%

BANKING & FINANCE 27.7%

Allstate Life Global Funding II
1.901% due 05/21/2010	21,100	20,111

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	7,700	7,457

American Express Bank FSB
5.500% due 04/16/2013	2,500	2,159
6.000% due 09/13/2017	4,400	3,712

American Express Centurion Bank
6.000% due 09/13/2017	4,400	3,712

American Express Co.
7.000% due 03/19/2018	3,250	2,873
8.150% due 03/19/2038	930	848

American Honda Finance Corp.
1.634% due 02/05/2010	7,750	7,725
2.038% due 06/20/2011	29,400	29,262

American International Group, Inc.
1.252% due 10/18/2011	2,000	1,047
4.700% due 10/01/2010	7,000	3,982
5.850% due 01/16/2018	4,300	1,686
8.175% due 05/15/2058	4,500	384
8.250% due 08/15/2018	4,300	1,843

ANZ National International Ltd.
6.200% due 07/19/2013	8,600	8,304

Bank of America Corp.
5.650% due 05/01/2018	3,100	2,592
8.000% due 12/29/2049	1,800	722

Bank of America N.A.
1.777% due 06/23/2010	30,000	27,772
1.822% due 05/12/2010	6,800	6,341

Bank of New York Mellon Corp.
1.368% due 06/29/2012	6,200	6,186

Bank of Scotland PLC
1.344% due 12/08/2010	2,500	2,306

Barclays Bank PLC
5.450% due 09/12/2012	12,100	12,263
6.050% due 12/04/2017	7,800	6,147
7.434% due 09/29/2049	1,200	499

Bear Stearns Cos. LLC
1.448% due 08/15/2011	1,900	1,757
6.950% due 08/10/2012	7,500	7,645
7.250% due 02/01/2018	8,500	8,798

Block Financial LLC
7.875% due 01/15/2013	2,500	2,466

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

C10 Capital SPV Ltd.
6.722% due 12/31/2049	$1,000	$351

Caelus Re Ltd.
7.511% due 06/07/2011	1,000	942

Calabash Re Ltd.
12.220% due 01/08/2010	300	294

Caterpillar Financial Services Corp.
1.341% due 08/20/2010	11,100	10,659
1.976% due 06/24/2011	25,600	24,112

Citigroup Capital XXI
8.300% due 12/21/2057	1,600	772

Citigroup Funding, Inc.
0.523% due 04/23/2009	7,300	7,283
2.291% due 05/07/2010	4,500	4,040

Citigroup, Inc.
1.262% due 12/28/2009	20,500	18,930
6.125% due 05/15/2018	21,700	18,774
8.400% due 04/29/2049	8,400	4,758

Credit Suisse USA, Inc.
0.613% due 06/05/2009	24,900	24,825
1.438% due 08/15/2010	8,450	8,113

Everest Reinsurance Holdings, Inc.
5.400% due 10/15/2014	1,000	896

Ford Motor Credit Co. LLC
7.875% due 06/15/2010	7,500	6,200

Foundation Re II Ltd.
7.988% due 11/26/2010	2,000	1,918

General Electric Capital Corp.
1.391% due 05/08/2013	6,500	5,058
2.151% due 05/22/2013	3,400	2,729
5.875% due 01/14/2038	12,000	8,605

GMAC LLC
2.488% due 05/15/2009	1,000	951
6.875% due 09/15/2011	1,600	1,010
6.875% due 08/28/2012	2,500	1,381

Goldman Sachs Group, Inc.
1.318% due 11/16/2009	3,060	2,990
6.150% due 04/01/2018	3,600	3,296
6.750% due 10/01/2037	11,100	7,533

HBOS PLC
6.750% due 05/21/2018	4,000	3,091

HSBC Bank USA N.A.
7.000% due 01/15/2039	27,500	27,007

ING Bank NV
2.625% due 02/09/2012	12,500	12,769

International Lease Finance Corp.
6.625% due 11/15/2013	2,100	1,165

John Deere Capital Corp.
2.042% due 06/10/2011	54,300	51,618

JPMorgan Chase & Co.
6.000% due 01/15/2018	1,100	1,114
6.400% due 05/15/2038	2,200	2,167

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	4,175	522
6.875% due 05/02/2018 (a)	3,600	450
7.500% due 05/11/2038 (a)	10,000	1

Longpoint Re Ltd.
6.570% due 05/08/2010	1,400	1,360

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014	5,000	4,416

Merna Reinsurance Ltd.
1.870% due 07/07/2010	900	828

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch & Co., Inc.
1.501% due 06/05/2012	$7,500	$5,828
1.544% due 09/09/2009	38,725	37,767
6.400% due 08/28/2017	4,800	3,451
6.875% due 04/25/2018	15,000	11,757

Metropolitan Life Global Funding I
1.972% due 06/25/2010	35,900	32,877
5.125% due 04/10/2013	2,100	1,920

Morgan Stanley
1.392% due 01/18/2011	10,000	9,029
1.592% due 10/18/2016	700	470
3.338% due 05/14/2010	30,600	29,817
5.750% due 10/18/2016	4,600	4,195
6.000% due 04/28/2015	13,100	12,395
6.625% due 04/01/2018	5,700	5,448

National Australia Bank Ltd.
5.350% due 06/12/2013	7,500	7,269

National Rural Utilities Cooperative Finance Corp.
1.458% due 07/09/2009	2,000	1,989
2.210% due 07/01/2010	37,000	36,307

New York Life Global Funding
4.650% due 05/09/2013	5,800	5,655

Pacific Life Global Funding
5.150% due 04/15/2013	1,600	1,509

Pearson Dollar Finance PLC
5.700% due 06/01/2014	2,500	2,341

Pricoa Global Funding I
1.274% due 01/30/2012	5,100	3,796
1.428% due 09/27/2013	15,000	10,032
2.066% due 06/04/2010	66,600	59,997

Princeton University
5.700% due 03/01/2039	2,500	2,463

ProLogis
5.625% due 11/15/2015	8,000	4,084

Prudential Financial, Inc.
2.040% due 06/10/2013	6,200	4,978

Rabobank Nederland NV
1.646% due 05/19/2010	39,300	38,836

Residential Reinsurance 2007 Ltd.
8.511% due 06/07/2010	300	291

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	4,000	2,203

Simon Property Group LP
6.125% due 05/30/2018	14,100	11,109

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	6,400	5,669

UBS AG
5.750% due 04/25/2018	10,100	8,468
5.875% due 12/20/2017	1,400	1,207

Vita Capital Ltd.
2.325% due 01/01/2010	400	388

Vita Capital III Ltd.
2.545% due 01/01/2012	1,600	1,439

Wachovia Bank N.A.
1.331% due 12/02/2010	5,200	4,876
2.138% due 05/14/2010	5,000	4,833

Wachovia Corp.
5.500% due 05/01/2013	24,600	22,711

Wells Fargo & Co.
4.375% due 01/31/2013	1,800	1,680

Wells Fargo Capital XIII
7.700% due 12/29/2049	2,700	1,287

		853,898

22	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 5.3%

C8 Capital SPV Ltd.
6.640% due 12/29/2049	$900	$315

CIGNA Corp.
6.350% due 03/15/2018	3,000	2,649

DISH DBS Corp.
6.375% due 10/01/2011	2,000	1,935

Gaz Capital S.A.
7.343% due 04/11/2013	800	705
8.146% due 04/11/2018	1,200	990

Home Depot, Inc.
5.250% due 12/16/2013	6,000	5,855

International Business Machines Corp.
1.764% due 07/28/2011	40,200	39,639

Kinder Morgan Energy Partners LP
9.000% due 02/01/2019	900	964

Kraft Foods, Inc.
6.000% due 02/11/2013	2,200	2,320
6.125% due 02/01/2018	1,800	1,808

Macy’s Retail Holdings, Inc.
5.875% due 01/15/2013	2,000	1,521
5.900% due 12/01/2016	1,000	635
7.875% due 07/15/2015	2,050	1,516

Mohawk Industries, Inc.
6.625% due 01/15/2016	7,000	5,165

Monsanto Co.
5.875% due 04/15/2038	4,000	3,860

Oracle Corp.
1.294% due 05/14/2010	1,500	1,490
5.750% due 04/15/2018	4,100	4,289

President and Fellows of Harvard College
6.000% due 01/15/2019	3,900	4,203

Rexam PLC
6.750% due 06/01/2013	2,900	2,519

Roche Holdings, Inc.
7.000% due 03/01/2039	9,200	9,670

Rockies Express Pipeline LLC
5.100% due 08/20/2009	9,600	9,604

Ryder System, Inc.
7.200% due 09/01/2015	6,000	5,414

Southwest Airlines Co.
5.125% due 03/01/2017	2,000	1,542

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	3,000	2,312

Suncor Energy, Inc.
6.850% due 06/01/2039	14,200	10,775

Target Corp.
6.000% due 01/15/2018	1,000	1,007

Time Warner, Inc.
1.461% due 11/13/2009	5,000	4,907

Tyco Electronics Group S.A.
5.950% due 01/15/2014	6,000	4,925

Tyco International Finance S.A.
6.000% due 11/15/2013	2,000	1,884

Tyco International Ltd.
7.000% due 12/15/2019	3,000	2,549

Union Pacific Corp.
5.650% due 05/01/2017	1,500	1,449

UnitedHealth Group, Inc.
4.875% due 02/15/2013	300	293
6.875% due 02/15/2038	5,000	4,453

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Viacom, Inc.
5.750% due 04/30/2011	$7,500	$7,310
6.250% due 04/30/2016	10,000	8,793

Yum! Brands, Inc.
6.250% due 03/15/2018	3,000	2,804

		162,069

UTILITIES 1.0%

Constellation Energy Group, Inc.
4.550% due 06/15/2015	1,200	987

Duke Energy Carolinas LLC
6.050% due 04/15/2038	6,000	6,056

EDF S.A.
6.500% due 01/26/2019	3,000	3,097
6.950% due 01/26/2039	3,000	2,988

Embarq Corp.
7.082% due 06/01/2016	800	721

Enel Finance International S.A.
5.700% due 01/15/2013	8,400	8,501

FPL Group Capital, Inc.
2.196% due 06/17/2011	4,000	3,666

NGPL PipeCo. LLC
6.514% due 12/15/2012	500	478

Public Service Electric & Gas Co.
5.300% due 05/01/2018	2,000	2,020

Telecom Italia Capital S.A.
6.999% due 06/04/2018	2,200	1,998

		30,512

Total Corporate Bonds & Notes (Cost $1,157,514)		1,046,479

MUNICIPAL BONDS & NOTES 0.7%

California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	6,400	5,841

Chicago, Illinois General Obligation Notes, (FSA Insured), Series 2006
7.222% due 01/01/2014	300	261

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	628

Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	3,900	3,626

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	500	314

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	1,100	1,067

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
7.657% due 12/15/2013	300	250

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	1,300	751

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	8,400	363

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	5,700	5,470

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Texas State Water Development Board Revenue Bonds, Series 2007
4.500% due 07/15/2024	$900	$909

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,775	958

Total Municipal Bonds & Notes (Cost $24,164)		20,438

COMMODITY INDEX-LINKED NOTES 0.9%

Barclays Bank PLC (Pure Beta II Total Return Index)
1.212% due 06/12/2009	24,760	26,305

Total Commodity Index-Linked Notes (Cost $24,760)		26,305

U.S. GOVERNMENT AGENCIES 32.7%

Fannie Mae
3.022% due 09/01/2044 - 10/01/2044	584	572
4.303% due 09/01/2034	1,496	1,521
4.338% due 05/01/2035	8,357	8,531
4.500% due 04/01/2021	298	307
4.880% due 01/01/2028	1,685	1,700
4.898% due 09/01/2035	23,682	24,356
5.000% due 02/25/2017 - 04/01/2039	32,111	33,177
5.121% due 12/01/2036	9,302	9,443
5.260% due 04/01/2024	35	36
5.500% due 12/01/2033 - 04/01/2039	341,472	354,853
5.500% due 04/01/2037 - 01/01/2039 (g)	294,688	306,225
6.000% due 04/01/2024 - 05/01/2039	174,094	181,917
6.500% due 05/01/2036 - 04/01/2039	7,941	8,371

Freddie Mac
0.802% due 09/25/2031	114	104
0.882% due 10/25/2029	900	824
0.906% due 12/15/2030	6,505	6,434
5.000% due 11/15/2017 - 08/15/2020	14,235	14,332
5.500% due 12/01/2036 - 04/01/2038	9,020	9,371
5.686% due 07/01/2035	1,070	1,075
5.763% due 05/01/2035	1,410	1,414
6.000% due 11/01/2038	11,400	11,933

Ginnie Mae
4.125% due 12/20/2023	1,383	1,390
4.625% due 08/20/2023	1,450	1,460
5.375% due 03/20/2026 - 05/20/2028	2,690	2,739
6.000% due 02/15/2036 - 10/15/2038	24,691	25,837

Small Business Administration
5.902% due 02/10/2018	987	1,078

Total U.S. Government Agencies (Cost $986,951)		1,009,000

U.S. TREASURY OBLIGATIONS 105.1%

Treasury Inflation Protected Securities (c)
1.375% due 07/15/2018	881	877
1.625% due 01/15/2015 (g)	58,100	58,827
1.750% due 01/15/2028 (g)	75,962	72,971
1.875% due 07/15/2015	5,427	5,581
2.000% due 01/15/2014 (g)	1,714	1,769
2.000% due 07/15/2014 (g)	12,320	12,751

See Accompanying Notes	Annual Report	March 31, 2009	23

Schedule of Investments  Real Return Asset Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.000% due 01/15/2026 (g)	$570,128	$564,961
2.375% due 01/15/2017	3,455	3,679
2.375% due 01/15/2025 (g)	862,631	898,754
2.375% due 01/15/2027 (g)	447,374	468,625
2.500% due 07/15/2016	5,749	6,170
2.500% due 01/15/2029	5,310	5,771
2.625% due 07/15/2017	2,343	2,553
3.375% due 01/15/2012	713	760
3.625% due 04/15/2028 (g)	525,790	650,008
3.875% due 04/15/2029 (g)	366,949	472,791

U.S. Treasury Bonds
8.750% due 08/15/2020	7,900	12,057

Total U.S. Treasury Obligations (Cost $3,004,484)		3,238,905

MORTGAGE-BACKED SECURITIES 4.5%

Adjustable Rate Mortgage Trust
5.385% due 11/25/2035	1,278	804
5.413% due 01/25/2036	1,300	974

American Home Mortgage Assets
2.553% due 11/25/2046	14,664	4,353

Banc of America Commercial Mortgage, Inc.
4.716% due 10/10/2045	2,095	2,083
5.658% due 06/10/2049	2,500	1,703
5.745% due 02/10/2051	2,500	1,784

Banc of America Funding Corp.
5.754% due 03/20/2036	1,445	838

Banc of America Large Loan, Inc.
1.066% due 08/15/2029	584	382

Bear Stearns Adjustable Rate Mortgage Trust
2.472% due 03/25/2035	1,614	1,117
2.650% due 08/25/2035	1,158	811
2.940% due 03/25/2035	3,866	2,630
4.550% due 08/25/2035	2,995	2,097
4.793% due 11/25/2034	871	639
4.840% due 01/25/2035	1,409	806
4.971% due 01/25/2035	824	690

Bear Stearns Alt-A Trust
5.356% due 08/25/2036	2,600	873
5.721% due 11/25/2036	1,532	704

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	64	63

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	1,435	934
4.098% due 08/25/2035	298	217
4.222% due 12/25/2035	241	185
4.248% due 08/25/2035	1,638	1,050
5.345% due 12/25/2035	914	456

Commercial Mortgage Pass-Through Certificates
1.056% due 02/16/2034	9,647	8,413
5.816% due 12/10/2049	340	245

Countrywide Alternative Loan Trust
0.740% due 12/20/2046	4,434	1,438
2.633% due 12/25/2035	1,247	540
5.895% due 02/25/2037	762	389
6.000% due 01/25/2037	1,094	598

Countrywide Home Loan Mortgage Pass-Through Trust
0.862% due 06/25/2035	682	403
4.812% due 04/20/2035	789	580

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	1,500	911

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	1,400	914

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.602% due 02/25/2037	1,064	969

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GMAC Mortgage Corp. Loan Trust
5.149% due 06/19/2035	$2,342	$1,459
5.298% due 11/19/2035	1,111	716

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	414	312

GSR Mortgage Loan Trust
4.541% due 09/25/2035	3,045	2,257

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	2,780	1,862
5.794% due 02/12/2051	3,500	2,326

JPMorgan Mortgage Trust
4.869% due 04/25/2035	939	729
5.399% due 11/25/2035	1,319	1,002
5.500% due 10/25/2035	991	616

LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	1,200	835

Lehman XS Trust
0.602% due 07/25/2046	15	15

MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,922	1,767

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,800	1,136
5.485% due 03/12/2051	1,200	692

MLCC Mortgage Investors, Inc.
4.674% due 12/25/2034	702	571
4.967% due 04/25/2035	798	560

Morgan Stanley Capital I
5.544% due 11/12/2049	1,700	770
5.692% due 04/15/2049	1,400	914

Prime Mortgage Trust
5.000% due 02/25/2019	484	472

Residential Accredit Loans, Inc.
0.702% due 06/25/2046	432	166

Residential Asset Securitization Trust
0.922% due 01/25/2046	2,943	1,338
0.972% due 12/25/2036	826	371
6.250% due 10/25/2036	1,000	463

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	4,096	3,702

Sovereign Commercial Mortgage Securities Trust
5.780% due 07/22/2030	1,900	1,563

Structured Adjustable Rate Mortgage Loan Trust
5.496% due 07/25/2035	767	453

Structured Asset Mortgage Investments, Inc.
0.712% due 07/25/2046	8,503	3,454

TBW Mortgage-Backed Pass-Through Certificates
0.632% due 01/25/2037	19,461	17,452

Thornburg Mortgage Securities Trust
0.632% due 11/25/2046	585	502
0.652% due 06/25/2037	31,975	28,268

Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	930	640

WaMu Mortgage Pass-Through Certificates
0.792% due 12/25/2045	329	135
0.812% due 07/25/2045	99	42
0.842% due 08/25/2045	229	98
2.333% due 02/25/2047	20,411	6,284
5.414% due 02/25/2037	21,533	11,759

Total Mortgage-Backed Securities (Cost $175,948)		137,294

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 15.4%

Aames Mortgage Investment Trust
0.672% due 08/25/2035	$160	$148

Access Group, Inc.
2.459% due 10/27/2025	28,436	26,158

ACE Securities Corp.
0.572% due 07/25/2036	164	161
0.572% due 12/25/2036	1,288	1,131
0.582% due 10/25/2036	268	195

American Express Credit Account Master Trust
1.356% due 03/15/2016	21,400	18,665

Asset-Backed Funding Certificates
0.582% due 10/25/2036	100	97
0.582% due 11/25/2036	1,130	1,043
0.582% due 01/25/2037	198	169

Asset-Backed Securities Corp. Home Equity
0.572% due 11/25/2036	112	110

BA Credit Card Trust
1.256% due 12/15/2014	23,300	20,868

Bank One Issuance Trust
0.676% due 05/15/2014	5,000	4,636
0.686% due 03/15/2014	2,000	1,868

Bear Stearns Asset-Backed Securities Trust
1.522% due 10/25/2037	2,806	1,813

Capital Auto Receivables Asset Trust
1.476% due 03/15/2011	592	586

Carrington Mortgage Loan Trust
0.572% due 01/25/2037	167	154
0.622% due 06/25/2037	4,538	3,387

Chase Issuance Trust
0.576% due 03/15/2013	11,800	11,197
0.576% due 10/15/2013	2,000	1,856
0.596% due 10/15/2012	14,900	14,339
1.206% due 11/15/2011	25,200	24,887
2.820% due 09/15/2015	15,000	13,743

Citigroup Mortgage Loan Trust, Inc.
0.582% due 05/25/2037	2,485	1,981

Countrywide Asset-Backed Certificates
0.572% due 03/25/2037	120	114
0.572% due 05/25/2037	3,818	3,454
0.572% due 12/25/2046	85	84
0.572% due 03/25/2047	261	251
0.572% due 05/25/2047	1,410	1,279
0.572% due 06/25/2047	261	232
0.582% due 03/25/2037	36	34
0.592% due 06/25/2047	3,368	3,024
1.422% due 10/25/2047	955	614

Credit-Based Asset Servicing & Securitization LLC
0.582% due 11/25/2036	370	327

First Franklin Mortgage Loan Asset-Backed Certificates
0.592% due 12/25/2037	1,260	1,156

Ford Credit Auto Owner Trust
1.156% due 07/15/2010	2,717	2,701
1.456% due 01/15/2011	49,359	48,905
1.976% due 06/15/2012	15,400	14,399

Fremont Home Loan Trust
0.582% due 01/25/2037	1,543	1,313

HFC Home Equity Loan Asset-Backed Certificates
0.615% due 03/20/2036	65	62
1.345% due 11/20/2036	3,443	3,076

Honda Auto Receivables Owner Trust
3.770% due 09/20/2010	8,015	8,051

MASTR Asset-Backed Securities Trust
0.582% due 11/25/2036	114	105

24	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MBNA Credit Card Master Note Trust
0.546% due 09/15/2011	$2,144	$2,142
0.596% due 11/15/2012	4,400	4,241

Merrill Lynch Mortgage Investors, Inc.
0.582% due 04/25/2037	3	3

Morgan Stanley ABS Capital I
0.562% due 10/25/2036	1,337	1,222
0.572% due 10/25/2036	779	681
0.622% due 09/25/2036	9,900	6,696

Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036	1,226	520

Nelnet Student Loan Trust
1.287% due 12/22/2016	24,394	23,986

Option One Mortgage Loan Trust
0.922% due 02/25/2035	1,626	1,072

Popular ABS Mortgage Pass-Through Trust
0.612% due 06/25/2047	1,186	900
0.952% due 06/25/2035	6,300	2,053

Securitized Asset-Backed Receivables LLC Trust
0.652% due 05/25/2037	8,522	5,621

SLC Student Loan Trust
1.214% due 02/15/2015	6,630	6,609

SLM Student Loan Trust
1.159% due 10/25/2016	15,783	15,730
1.159% due 07/25/2017	2,200	2,089
1.239% due 07/25/2019	6,000	5,616
1.559% due 10/27/2014	55,949	55,545
1.659% due 10/25/2017	11,100	10,715
2.059% due 07/25/2023	10,582	9,389
2.659% due 04/25/2023	42,892	42,154

Soundview Home Equity Loan Trust
0.582% due 11/25/2036	1,106	902
0.602% due 06/25/2037	818	616
0.632% due 01/25/2037	7,000	5,102
1.322% due 10/25/2037	4,857	4,373

South Carolina Student Loan Corp.
1.761% due 09/02/2014	657	651
1.811% due 03/01/2018	10,600	10,267
2.011% due 03/02/2020	13,500	12,580
2.261% due 09/03/2024	6,800	6,211

Structured Asset Securities Corp.
0.632% due 04/25/2036	69	67

Total Asset-Backed Securities (Cost $499,315)		476,126

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
1.645% due 10/04/2011		$4,500	$4,513

Total Sovereign Issues (Cost $4,497)			4,513

FOREIGN CURRENCY-DENOMINATED ISSUES 3.7%

American International Group, Inc.
5.750% due 03/15/2067	GBP	3,850	470

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	4,215	1,784

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	3,400	1,875
6.500% due 09/15/2067	GBP	6,700	4,134

Green Valley Ltd.
6.329% due 01/10/2011	EUR	700	892

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	504,000	4,409
1.100% due 12/10/2016		1,564,680	13,681
1.200% due 12/10/2017		5,551,998	47,925
1.400% due 06/10/2018		4,393,640	38,318

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)	EUR	3,028	543

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		800	244

Silver Arrow S.A.
1.341% due 08/15/2014		658	867

Total Foreign Currency-Denominated Issues (Cost $130,238)			115,142

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.0%

Bank of America Corp.
7.250% due 12/31/2049		1,000	425

Wells Fargo & Co.
7.500% due 12/31/2049		1,700	814

Total Convertible Preferred Stocks (Cost $2,629)			1,239

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 5.2%

Barclays Bank PLC
1.351% due 08/10/2009	$2,000	$1,996

Sao Paolo IMI NY
1.924% due 06/09/2010	35,000	34,997

UBS AG
2.158% due 07/01/2010	56,800	56,786

Unicredito Italiano NY
1.156% due 05/15/2009	56,000	56,000
1.156% due 05/18/2009	10,000	10,000

		159,779

REPURCHASE AGREEMENTS 0.1%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	2,973	2,973

(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $3,034. Repurchase proceeds are $2,973.)

U.S. CASH MANAGEMENT BILLS 0.0%
0.249% due 04/29/2009 - 05/15/2009 (b)(e)(f)	850	850

U.S. TREASURY BILLS 1.2%
0.196% due 04/02/2009 - 06/11/2009 (b)(e)(f)	35,360	35,356

Total Short-Term Instruments (Cost $198,912)		198,958

PURCHASED OPTIONS (j) 0.0%
(Cost $348)		1,284

Total Investments 206.4% (Cost $6,300,363)		$6,360,886

Written Options (k) (0.3%) (Premiums $4,493)		(8,041)

Other Assets and Liabilities (Net) (106.2%)		(3,271,373)

Net Assets 100.0%		$3,081,472

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	The Real Return Asset Fund is investing in shares of affiliated Funds.
(e)	Securities with an aggregate market value of $27,207 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(f)	Securities with an aggregate market value of $8,400 have been pledged as collateral for delayed-delivery securities on March 31, 2009.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $1,345,979 at a weighted average interest rate of 0.998%. On March 31, 2009, securities valued at $1,909,316 were pledged as collateral for reverse repurchase agreements.
(h)	Cash of $3,839 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	95	$875
90-Day Euribor December Futures	Long	12/2010	44	123
90-Day Euribor June Futures	Long	06/2010	159	21
90-Day Euribor March Futures	Long	03/2010	180	153
90-Day Euribor September Futures	Long	09/2009	95	910

See Accompanying Notes	Annual Report	March 31, 2009	25

Schedule of Investments  Real Return Asset Fund  (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor September Futures	Long	09/2010	179	$154
90-Day Eurodollar December Futures	Long	12/2009	177	1,099
90-Day Eurodollar June Futures	Long	06/2009	678	4,974
90-Day Eurodollar June Futures	Long	06/2010	73	196
90-Day Eurodollar March Futures	Long	03/2010	558	2,270
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	236	47

				$10,822

(i)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bear Stearns Cos., Inc.	RBS	(1.030%	)	03/20/2018	1.790%	$6,500	$349	$0	$349
Block Financial LLC	DUB	(1.050%	)	03/20/2013	1.237%	2,500	17	0	17
CIGNA Corp.	GSC	(1.270%	)	03/20/2018	2.259%	3,000	205	0	205
Citigroup, Inc.	GSC	(3.580%	)	12/20/2013	6.325%	25,000	2,389	0	2,389
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	3.697%	1,200	160	0	160
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	2.818%	1,000	(8)	0	(8)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	2.818%	1,000	(11)	0	(11)
Everest Reinsurance Holdings, Inc.	BCLY	(0.535%	)	12/20/2014	1.705%	1,000	59	0	59
Goldman Sachs Group, Inc.	DUB	(5.650%	)	12/20/2013	2.868%	5,000	(578)	0	(578)
Home Depot, Inc.	MSC	(0.980%	)	12/20/2013	1.840%	6,000	219	0	219
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	19.688%	2,100	825	0	825
JPMorgan Chase & Co.	GSC	(1.650%	)	12/20/2013	2.061%	1,100	18	0	18
Kroger Co.	BNP	(0.360%	)	12/20/2012	1.083%	900	23	0	23
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	6.848%	2,000	273	0	273
Macy’s Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	6.168%	2,050	(76)	0	(76)
Macy’s Retail Holdings, Inc.	RBS	(2.111%	)	12/20/2016	5.919%	1,000	187	0	187
Marriott International, Inc.	CSFB	(0.640%	)	12/20/2012	4.243%	1,100	127	0	127
Marriott International, Inc.	GSC	(0.640%	)	12/20/2012	4.243%	1,900	219	0	219
Marriott International, Inc.	MSC	(0.630%	)	12/20/2012	4.243%	6,400	740	0	740
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.865%	5,000	48	0	48
Masco Corp.	DUB	(0.840%	)	12/20/2012	5.250%	2,500	344	0	344
Merrill Lynch & Co., Inc.	BNP	(2.000%	)	06/20/2012	6.288%	7,500	845	0	845
Merrill Lynch & Co., Inc.	DUB	(4.100%	)	12/20/2013	5.666%	1,700	93	0	93
Merrill Lynch & Co., Inc.	JPM	(0.920%	)	12/20/2012	6.006%	500	76	0	76
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	3.755%	7,000	808	0	808
Morgan Stanley	CITI	(5.000%	)	12/20/2013	3.873%	25,000	(1,147)	6,261	(7,408)
Newell Rubbermaid, Inc.	GSC	(0.319%	)	12/20/2012	2.750%	600	49	0	49
Pearson Dollar Finance PLC	MSC	(0.750%	)	06/20/2014	0.838%	2,500	10	0	10
Rexam PLC	BCLY	(1.450%	)	06/20/2013	4.048%	2,900	269	0	269
Ryder System, Inc.	BOA	(1.730%	)	09/20/2015	3.026%	6,000	400	0	400
Safeway, Inc.	BNP	(0.340%	)	12/20/2012	0.932%	1,100	23	0	23
Sherwin-Williams Co.	BOA	(0.430%	)	12/20/2012	0.950%	1,000	18	0	18
Simon Property Group LP	DUB	(0.947%	)	06/20/2018	5.736%	6,100	1,614	0	1,614
Simon Property Group LP	MSC	(1.306%	)	06/20/2018	5.736%	8,000	1,957	0	1,957
Southwest Airlines Co.	BOA	(1.320%	)	03/20/2017	2.469%	2,000	142	0	142
Staples, Inc.	MSC	(0.700%	)	12/20/2012	2.091%	800	38	0	38
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(2.370%	)	03/20/2013	7.265%	3,000	449	0	449
Telecom Italia Capital S.A.	GSC	(1.550%	)	06/20/2018	3.119%	2,200	227	0	227
TJX Cos., Inc.	MSC	(0.460%	)	12/20/2012	0.972%	900	16	0	16
Tyco Electronics Group S.A.	BOA	(1.100%	)	03/20/2014	3.802%	6,000	664	0	664
Tyco International Group S.A.	BOA	(0.750%	)	12/20/2013	2.412%	2,000	138	0	138
Tyco International Group S.A.	BOA	(1.120%	)	12/20/2019	2.165%	3,000	246	0	246
Union Pacific Corp.	UBS	(0.810%	)	06/20/2017	0.865%	1,500	6	0	6
Viacom, Inc.	CITI	(1.220%	)	06/20/2011	2.829%	7,500	251	0	251
Viacom, Inc.	DUB	(1.340%	)	06/20/2016	2.525%	10,000	684	0	684
Wachovia Corp.	CITI	(2.910%	)	06/20/2013	3.006%	10,000	25	0	25
Whirlpool Corp.	BNP	(0.680%	)	12/20/2012	5.133%	1,000	139	0	139
Yum! Brands, Inc.	BOA	(1.245%	)	03/20/2018	0.980%	3,000	(62)	0	(62)

							$13,507	$6,261	$7,246

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	2.162%	$1,200	$(55)	$0	$(55)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	13.959%	400	(101)	0	(101)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	13.959%	800	(200)	0	(200)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	13.959%	1,800	(453)	0	(453)
GMAC LLC	BCLY	3.050%	09/20/2012	18.913%	500	(177)	0	(177)
GMAC LLC	GSC	3.400%	06/20/2011	21.034%	1,900	(539)	0	(539)

26	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
GMAC LLC	GSC	3.050%	09/20/2012	18.913%	$2,300	$(814)	$0	$(814)
GMAC LLC	MSC	6.850%	06/20/2012	19.205%	1,100	(286)	0	(286)
Goldman Sachs Group, Inc.	BCLY	0.770%	09/20/2012	2.961%	1,400	(96)	0	(96)
Goldman Sachs Group, Inc.	CSFB	0.740%	09/20/2012	2.961%	1,500	(104)	0	(104)

						$(2,825)	$0	$(2,825)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 3-7%	BCLY	(6.550%	)	12/20/2017	$2,700	$1,435	$0	$1,435

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-9 5-Year Index 25-35%	MLP	6.510%	12/20/2012	$4,900	$(1,771)	$0	$(1,771)
CDX.HY-9 5-Year Index 25-35%	MLP	6.690%	12/20/2012	300	(107)	0	(107)
CMBX.NA AAA 3 Index	GSC	0.080%	12/13/2049	2,490	(838)	(381)	(457)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	7,400	(2,492)	(1,196)	(1,296)

					$ (5,208)	$(1,577)	$(3,631)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	8,100	$49	$0	$49
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		3,800	177	1	176
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		3,700	197	(10)	207
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		5,500	294	7	287
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		3,400	141	0	141
Pay	1-Month EUR-FRCPXTOB Index	2.261%	07/14/2011	JPM		100	6	0	6
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		7,600	292	0	292
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		32,400	1,366	0	1,366
Pay	1-Month EUR-FRCPXTOB Index	2.138%	01/19/2016	BCLY		10,700	62	0	62
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		8,100	(258)	0	(258)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		7,200	(214)	0	(214)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	9,400	(150)	(69)	(81)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		35,500	(313)	(7)	(306)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		31,100	(231)	(271)	40
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		3,700	56	(11)	67
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	40	8	32
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		10,100	337	47	290
Receive	3-Month USD-LIBOR	5.000%	12/20/2021	DUB		$5,500	(1,187)	381	(1,568)
Pay	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		5,500	528	430	98
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		14,100	(3,844)	(148)	(3,696)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		5,700	(1,554)	34	(1,588)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		83,100	3,100	(7,093)	10,193
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CSFB		1,000	37	(61)	98
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	DUB		2,000	74	(12)	86
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		4,300	160	(201)	361
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		11,700	(4,043)	(812)	(3,231)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		8,700	(3,006)	216	(3,222)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		36,300	(12,541)	(694)	(11,847)

See Accompanying Notes	Annual Report	March 31, 2009	27

Schedule of Investments  Real Return Asset Fund  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	DUB	EUR	12,200	$452	$(6)	$458
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC		12,200	452	(6)	458
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY		16,700	1,049	(176)	1,225
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	GSC		14,800	1,030	(31)	1,061
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	27,200	330	(279)	609
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		51,900	3,074	877	2,197
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC		1,500	199	14	185
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		36,700	4,857	(919)	5,776
Receive	30-Day USD-CMM Rate	4.000%	04/27/2009	MLP		$24,000	(357)	(909)	552
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		11,600	(1,922)	447	(2,369)
Pay	GBP-UKRPI Index	3.103%	11/14/2016	UBS	GBP	7,500	235	0	235
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY		900	45	4	41
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		3,900	157	9	148
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		4,000	133	0	133
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		2,100	(60)	0	(60)

							$(10,751)	$(9,240)	$(1,511)

(j)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$5,200	$55	$196
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	3,900	42	147
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,700	29	102
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	13,600	146	512
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	7,200	76	327

							$348	$1,284

(k)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$128.000	05/22/2009	179	$33	$43
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	179	64	38
Put - CME 90-Day Eurodollar September Futures	98.500	09/14/2009	131	41	29

				$138	$110

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	$9,600	$19	$1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	9,600	50	1
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	28,000	214	45
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	1,100	28	93
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	900	29	99
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.400%	08/03/2009	26,100	77	10
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	53,300	91	3
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	53,300	272	3
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	6,200	44	10
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	07/27/2009	24,200	106	27
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	10,000	322	1,444
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	10,000	322	33
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	4,000	4	0
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	4,000	32	0
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.000%	07/27/2009	11,500	49	13
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	1,300	43	143
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	38,800	815	2,255
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	10,800	103	17
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	900	30	99
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	22,800	573	1,325
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	22,400	159	36
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	4,500	147	496
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.400%	08/03/2009	35,400	124	14
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	2,400	74	287
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	10,000	314	1,444
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	10,000	314	33

							$4,355	$7,931

28	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2008	5,984	$242,800	$14,345
Sales	8,247	403,100	8,406
Closing Buys	(1,640)	(132,500)	(4,940)
Expirations	(10,056)	(102,300)	(12,171)
Exercised	(2,046)	0	(1,147)

Balance at 03/31/2009	489	$411,100	$4,493

(l)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	04/01/2039	$15,300	$15,549	$15,785
Fannie Mae	5.500%	04/01/2039	12,400	12,722	12,871
Fannie Mae	6.000%	04/01/2024	2,800	2,914	2,931
Fannie Mae	6.500%	04/01/2039	7,900	8,285	8,319
Freddie Mac	4.500%	12/01/2099	500	509	515
Freddie Mac	5.500%	04/01/2039	8,800	9,125	9,131
Freddie Mac	6.000%	04/01/2039	16,700	17,377	17,459
Ginnie Mae	5.500%	04/01/2039	100	103	104
Ginnie Mae	6.500%	04/01/2039	500	521	524

				$67,105	$67,639

(m)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	DUB	3,624	04/2009	$0	$(212)	$(212)
Buy		BCLY	600	05/2009	0	(3)	(3)
Buy		UBS	3,261	05/2009	0	(23)	(23)
Sell	BRL	BCLY	13,127	06/2009	0	(175)	(175)
Buy		HSBC	15,335	06/2009	61	(2)	59
Sell		HSBC	5,302	06/2009	0	(82)	(82)
Buy	CAD	MSC	123	04/2009	0	(1)	(1)
Sell	CHF	UBS	1,305	06/2009	0	(36)	(36)
Buy	CNY	BCLY	25,662	05/2009	48	0	48
Buy		DUB	35,562	07/2009	0	(310)	(310)
Buy		HSBC	12,536	07/2009	0	(84)	(84)
Buy		JPM	19,344	07/2009	0	(167)	(167)
Buy		BCLY	54,087	09/2009	0	(90)	(90)
Buy		CITI	12,479	09/2009	20	0	20
Buy		HSBC	50,512	09/2009	0	(74)	(74)
Buy	EUR	GSC	134	04/2009	2	0	2
Sell		GSC	1,846	04/2009	0	(95)	(95)
Sell		HSBC	11,934	04/2009	0	(785)	(785)
Buy		RBS	2,231	04/2009	0	(59)	(59)
Buy	GBP	BCLY	1,670	04/2009	0	(32)	(32)
Sell		DUB	3,918	04/2009	58	0	58
Sell		HSBC	4,469	04/2009	22	(11)	11
Sell		MSC	6,558	04/2009	77	0	77
Buy		RBS	2,639	04/2009	0	(53)	(53)
Sell		RBS	940	04/2009	0	(24)	(24)
Buy		UBS	1,231	04/2009	0	(50)	(50)
Sell	JPY	BNP	3,197,947	05/2009	555	0	555
Sell		HSBC	242,141	05/2009	15	0	15
Sell		MSC	3,197,947	06/2009	511	0	511
Buy	MXN	BCLY	600	05/2009	0	0	0
Sell		BCLY	10,951	05/2009	11	0	11
Buy		CITI	8,655	05/2009	2	(141)	(139)
Buy		HSBC	1,096	05/2009	0	0	0
Buy		JPM	600	05/2009	0	0	0
Sell		CITI	2,140	11/2009	0	(2)	(2)
Buy		JPM	483	11/2009	0	0	0
Sell	MYR	BCLY	120	08/2009	1	0	1
Sell	PLN	CITI	14,098	05/2009	562	0	562
Buy		HSBC	14,904	05/2009	0	(2,327)	(2,327)
Sell		HSBC	642	05/2009	30	0	30
Sell		JPM	164	05/2009	7	0	7
Buy	RUB	BCLY	2,689	05/2009	0	(2)	(2)

See Accompanying Notes	Annual Report	March 31, 2009	29

Schedule of Investments Real Return Asset Fund (Cont.)	March 31, 2009

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	RUB	BCLY	4,098	05/2009	$4	$0	$4
Buy		JPM	1,409	05/2009	0	(11)	(11)
Buy	SGD	CITI	2,598	04/2009	0	(72)	(72)
Buy		DUB	1,653	04/2009	0	(34)	(34)
Sell		DUB	6,798	04/2009	84	0	84
Buy		HSBC	644	04/2009	0	(17)	(17)
Buy		RBS	1,090	04/2009	0	(25)	(25)
Buy		UBS	814	04/2009	0	(15)	(15)
Sell		CITI	983	07/2009	13	0	13
Buy		HSBC	983	07/2009	0	(34)	(34)

					$2,083	$(5,048)	$(2,965)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$78,269	$6,256,312	$26,305	$6,360,886
Short Sales, at value	0	(67,639)	0	(67,639)
Other Financial Instruments ++	10,822	(12,904)	2,612	530

Total	$89,091	$6,175,769	$28,917	$6,293,777

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$1,026	$24,747	$0	$0	$1,609	$(1,077)	$26,305
Other Financial Instruments ++	890	0	0	0	1,722	0	2,612

Total	$1,916	$24,747	$0	$0	$3,331	$(1,077)	$28,917

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

30	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Schedule of Investments Real Return Fund	March 31, 2009

	SHARES	VALUE (000S)
PIMCO FUNDS (d) 2.2%

Short-Term Floating NAV Portfolio	26,771,016	$267,844

Total PIMCO Funds (Cost $267,824)		267,844

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.560% due 08/03/2012	$43,019	23,203

Ford Motor Co.
3.560% due 12/16/2013	4,887	2,355

Georgia-Pacific Corp.
2.956% due 12/20/2012	448	396
3.292% due 12/20/2012	11,333	10,025
3.459% due 12/20/2012	370	327

Total Bank Loan Obligations (Cost $58,611)		36,306

CORPORATE BONDS & NOTES 26.6%

BANKING & FINANCE 20.3%

Allstate Life Global Funding II
1.901% due 05/21/2010	100,500	95,788

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	46,400	44,938

Allstate Life Global Funding Trusts CPI Linked Bond
1.140% due 03/01/2010	9,708	9,340

American Express Bank FSB
0.584% due 06/12/2009	3,000	2,964
5.500% due 04/16/2013	16,300	14,076
6.000% due 09/13/2017	25,600	21,595

American Express Centurion Bank
6.000% due 09/13/2017	26,600	22,439

American Express Co.
7.000% due 03/19/2018	25,830	22,837
8.150% due 03/19/2038	7,370	6,718

American General Finance Corp.
6.900% due 12/15/2017	5,000	1,755

American Honda Finance Corp.
2.038% due 06/20/2011	151,200	150,489

American International Group, Inc.
1.224% due 01/29/2010	6,300	3,977
1.252% due 10/18/2011	7,100	3,719
4.950% due 03/20/2012	400	196
5.450% due 05/18/2017	600	238
5.850% due 01/16/2018	14,400	5,648
8.175% due 05/15/2058	26,700	2,276
8.250% due 08/15/2018	23,100	9,900

ANZ National International Ltd.
6.200% due 07/19/2013	33,900	32,732

Australia & New Zealand Banking Group Ltd.
3.200% due 12/15/2011	12,000	12,172

Bank of America Corp.
1.356% due 11/06/2009	100	99
1.509% due 09/18/2009	800	798
5.650% due 05/01/2018	12,500	10,453
8.000% due 12/29/2049	15,500	6,215
8.125% due 12/29/2049	87,000	35,787

Bank of America N.A.
1.777% due 06/23/2010	8,600	7,961

Barclays Bank PLC
5.450% due 09/12/2012	70,800	71,757

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.050% due 12/04/2017	$19,600	$15,448
7.434% due 09/29/2049	8,700	3,619
7.700% due 04/29/2049	8,900	3,916

Bear Stearns Cos. LLC
6.400% due 10/02/2017	5,400	5,267
6.950% due 08/10/2012	46,870	47,776
7.250% due 02/01/2018	22,000	22,771

BNP Paribas
1.716% due 06/04/2010	2,600	2,526

Brookfield Asset Management, Inc.
5.800% due 04/25/2017	7,500	5,070

C10 Capital SPV Ltd.
6.722% due 12/31/2049	6,000	2,104

Caelus Re Ltd.
7.511% due 06/07/2011	3,900	3,675

Calabash Re Ltd.
9.720% due 01/08/2010	4,900	4,730
12.220% due 01/08/2010	2,500	2,448

Capital One Financial Corp.
6.750% due 09/15/2017	28,000	23,411

Caterpillar Financial Services Corp.
1.448% due 10/09/2009	1,000	986
1.751% due 06/25/2010	135,000	126,274
1.976% due 06/24/2011	9,700	9,136

Charter One Bank N.A.
1.209% due 04/24/2009	1,500	1,499

Chubb Corp.
5.750% due 05/15/2018	3,000	2,970

CIT Group, Inc.
1.358% due 08/17/2009	600	536

Citigroup Capital XXI
8.300% due 12/21/2057	15,100	7,287

Citigroup Funding, Inc.
0.523% due 04/23/2009	7,100	7,083
2.291% due 05/07/2010	64,000	57,465

Citigroup, Inc.
5.500% due 04/11/2013	23,400	20,584
6.125% due 05/15/2018	34,400	29,761
6.500% due 08/19/2013	10,000	9,201
8.400% due 04/29/2049	93,000	52,674

Commonwealth Bank of Australia
0.573% due 06/08/2009	100	100

Countrywide Financial Corp.
5.800% due 06/07/2012	5,300	4,606

Countrywide Home Loans, Inc.
5.625% due 07/15/2009	10,000	9,942

Credit Suisse New York
5.000% due 05/15/2013	21,600	20,898

Credit Suisse USA, Inc.
1.331% due 11/20/2009	100	99

Danske Bank A/S
5.914% due 12/29/2049	4,000	1,401

DnB NOR Bank ASA
1.330% due 10/13/2009	200	198

Foundation Re II Ltd.
7.988% due 11/26/2010	10,300	9,877

General Electric Capital Corp.
1.189% due 10/26/2009	100	98
1.391% due 05/08/2013	27,300	21,243
1.582% due 09/28/2011	10,300	8,812
5.875% due 01/14/2038	25,000	17,928

Goldman Sachs Group, Inc.
1.317% due 06/23/2009	50,000	49,672

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.318% due 11/16/2009	$2,000	$1,954
1.332% due 06/28/2010	20,000	19,069
1.532% due 06/28/2010	500	477
1.677% due 03/22/2016	1,000	682
1.821% due 10/07/2011	17,607	15,843
5.950% due 01/18/2018	7,500	6,825
6.150% due 04/01/2018	21,600	19,776
6.750% due 10/01/2037	65,400	44,383

Governor & Co. of the Bank of Ireland
1.359% due 12/18/2009	200	194

HBOS PLC
6.750% due 05/21/2018	34,800	26,892

HCP, Inc.
6.300% due 09/15/2016	2,000	1,395
6.700% due 01/30/2018	5,000	3,379

HSBC Bank USA N.A.
1.432% due 06/10/2009	900	895

HSBC Finance Corp.
1.491% due 05/10/2010	2,400	2,042

ING Bank NV
2.625% due 02/09/2012	12,500	12,769

International Lease Finance Corp.
6.625% due 11/15/2013	10,500	5,823

John Deere Capital Corp.
2.042% due 06/10/2011	4,000	3,802

JPMorgan Chase & Co.
0.571% due 06/26/2009	100	100
1.302% due 06/25/2010	500	488
6.400% due 05/15/2038	11,300	11,130

JPMorgan Chase & Co. CPI Linked Bond
3.574% due 02/15/2012	4,000	3,425

Kamp Re 2005 Ltd.
0.656% due 12/14/2010 (a)	2,067	145

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	10,200	1,275
6.200% due 09/26/2014 (a)	3,900	517
6.875% due 05/02/2018 (a)	32,405	4,051
7.000% due 09/27/2027 (a)	4,500	596
7.500% due 05/11/2038 (a)	5,000	1

Longpoint Re Ltd.
6.570% due 05/08/2010	11,200	10,880

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	2,500	2,233

Merna Reinsurance Ltd.
1.870% due 07/07/2010	28,900	26,574

Merrill Lynch & Co., Inc.
1.346% due 12/04/2009	13,130	12,613
3.472% due 05/12/2010	2,300	2,166
5.450% due 02/05/2013	8,000	6,566
6.400% due 08/28/2017	26,900	19,338
6.875% due 04/25/2018	90,300	70,777

Metropolitan Life Global Funding I
1.278% due 05/17/2010	1,700	1,605
1.635% due 04/13/2009	800	799
1.972% due 06/25/2010	138,400	126,746
5.125% due 04/10/2013	14,800	13,533

Morgan Stanley
0.643% due 05/07/2010	10,000	9,344
1.291% due 05/07/2009	11,320	11,303
1.392% due 01/18/2011	17,600	15,891
3.338% due 05/14/2010	27,300	26,601
6.000% due 04/28/2015	51,200	48,443
6.625% due 04/01/2018	60,000	57,343
6.750% due 04/15/2011	7,000	7,010

See Accompanying Notes	Annual Report	March 31, 2009	31

Schedule of Investments  Real Return Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

National Australia Bank Ltd.
1.691% due 02/08/2010	$1,900	$1,900
5.350% due 06/12/2013	29,200	28,302

Osiris Capital PLC
6.094% due 01/15/2010	1,700	1,668

Pacific Life Global Funding
5.150% due 04/15/2013	11,100	10,468

Pearson Dollar Finance Two PLC
5.500% due 05/06/2013	3,000	2,838
6.250% due 05/06/2018	19,200	16,711

Pricoa Global Funding I
2.066% due 06/04/2010	100,900	90,896

Princeton University
5.700% due 03/01/2039	7,500	7,388

Prudential Financial, Inc.
2.040% due 06/10/2013	32,500	26,096
6.100% due 06/15/2017	2,000	1,369

Rabobank Nederland NV
1.646% due 05/19/2010	40,000	39,528

Residential Reinsurance 2007 Ltd.
8.511% due 06/07/2010	5,900	5,721
11.511% due 06/07/2010	20,000	19,292

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049	6,200	3,039

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	9,900	5,452

SLM Corp.
1.299% due 07/27/2009	1,800	1,734
1.319% due 07/26/2010	1,000	710

SLM Corp. CPI Linked Bond
1.341% due 06/15/2010	472	290
2.141% due 02/01/2014	1,000	297

Sovereign Bancorp, Inc.
2.500% due 06/15/2012	18,200	18,382

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	3,300	2,923
8.700% due 08/07/2018	22,200	19,343

UBS AG
5.750% due 04/25/2018	67,100	56,258
5.875% due 12/20/2017	13,900	11,983

Ventas Realty LP
6.750% due 06/01/2010	100	100

Vita Capital III Ltd.
2.545% due 01/01/2012	7,900	7,105

Vita Capital Ltd.
2.325% due 01/01/2010	3,500	3,393
2.825% due 01/01/2010	5,000	4,857

Wachovia Bank N.A.
1.331% due 12/02/2010	31,400	29,441
2.138% due 05/14/2010	41,800	40,403

Wachovia Corp.
5.500% due 05/01/2013	88,300	81,519

Wells Fargo & Co.
1.287% due 03/23/2010	700	682
1.384% due 10/28/2015	1,200	848
4.375% due 01/31/2013	17,100	15,957
7.980% due 02/28/2049	9,500	4,470

Wells Fargo Capital X
5.950% due 12/15/2036	15,000	10,152

Wells Fargo Capital XIII
7.700% due 12/29/2049	16,400	7,819

		2,446,985

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 4.8%

American Standard, Inc.
5.500% due 04/01/2015	$6,000	$5,561

Amgen, Inc.
5.850% due 06/01/2017	9,000	9,237
6.150% due 06/01/2018	11,500	12,171

AutoZone, Inc.
6.500% due 01/15/2014	5,000	4,970

Burlington Northern Santa Fe Corp.
5.650% due 05/01/2017	2,500	2,466

C8 Capital SPV Ltd.
6.640% due 12/29/2049	7,100	2,489

Cardinal Health, Inc.
6.000% due 06/15/2017	6,195	5,720

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,376

ConocoPhillips Australia Funding Co.
1.498% due 04/09/2009	1,140	1,140

Con-way, Inc.
7.250% due 01/15/2018	10,000	7,776

CSX Corp.
6.250% due 03/15/2018	5,000	4,317

DISH DBS Corp.
6.375% due 10/01/2011	2,000	1,935

Enterprise Products Operating LLC
6.500% due 01/31/2019	15,300	14,093

Erac USA Finance Co.
6.375% due 10/15/2017	5,000	3,226

Gaz Capital S.A.
7.343% due 04/11/2013	5,800	5,111
8.146% due 04/11/2018	7,900	6,518

General Mills, Inc.
1.252% due 01/22/2010	600	590

GlaxoSmithKline Capital, Inc.
1.856% due 05/13/2010	67,700	67,854

HJ Heinz Co.
5.350% due 07/15/2013	7,500	7,747

Home Depot, Inc.
5.400% due 03/01/2016	2,500	2,251

Honeywell International, Inc.
1.219% due 07/27/2009	5,000	5,003

Hospira, Inc.
5.900% due 06/15/2014	2,500	2,399

International Business Machines Corp.
1.764% due 07/28/2011	40,600	40,033

International Paper Co.
5.250% due 04/01/2016	14,250	9,400

Kinder Morgan Energy Partners LP
9.000% due 02/01/2019	1,500	1,606

Kraft Foods, Inc.
6.000% due 02/11/2013	13,200	13,923
6.125% due 02/01/2018	19,200	19,289
6.125% due 08/23/2018	6,700	6,733

Kroger Co.
6.400% due 08/15/2017	5,000	5,144

Lafarge S.A.
6.500% due 07/15/2016	5,000	3,655

Ltd. Brands, Inc.
6.900% due 07/15/2017	3,200	2,201

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	3,000	2,356

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.875% due 01/15/2013	$2,000	$1,521
5.900% due 12/01/2016	10,000	6,355
7.450% due 07/15/2017	3,000	1,903
7.875% due 07/15/2015	13,000	9,612

Marriott International, Inc.
5.810% due 11/10/2015	5,000	4,104

Masco Corp.
5.850% due 03/15/2017	8,000	5,014

Mattel, Inc.
5.625% due 03/15/2013	20,000	18,517

Motorola, Inc.
6.000% due 11/15/2017	4,000	3,107

National Semiconductor Corp.
6.600% due 06/15/2017	12,000	7,918

New Albertson’s, Inc.
6.950% due 08/01/2009	1,000	1,002

Nucor Corp.
5.750% due 12/01/2017	4,000	4,012

PPG Industries, Inc.
6.650% due 03/15/2018	10,000	9,803

President and Fellows of Harvard College
6.000% due 01/15/2019	12,700	13,687

Rexam PLC
6.750% due 06/01/2013	13,600	11,813

Reynolds American, Inc.
2.020% due 06/15/2011	1,500	1,351
7.250% due 06/01/2012	15,000	14,776
7.250% due 06/01/2013	10,000	9,553

Roche Holdings, Inc.
7.000% due 03/01/2039	10,400	10,932

Rockies Express Pipeline LLC
5.100% due 08/20/2009	800	800

Rohm & Haas Co.
5.600% due 03/15/2013	7,000	6,561

RPM International, Inc.
6.500% due 02/15/2018	8,550	7,545

RR Donnelley & Sons Co.
4.950% due 04/01/2014	17,000	12,774

Ryder System, Inc.
6.000% due 03/01/2013	1,100	987
7.200% due 09/01/2015	9,000	8,121

SCA Finans AB
4.500% due 07/15/2015	6,000	4,970

Sealed Air Corp.
5.625% due 07/15/2013	10,000	8,615

Sheraton Holding Corp.
7.375% due 11/15/2015	10,000	7,058

Spectra Energy Capital LLC
5.668% due 08/15/2014	10,000	9,652
6.200% due 04/15/2018	15,000	13,878

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	3,000	2,312

Suncor Energy, Inc.
6.100% due 06/01/2018	7,900	6,750

Target Corp.
6.000% due 01/15/2018	6,000	6,040

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,081

Time Warner, Inc.
1.461% due 11/13/2009	1,600	1,570

Tyco Electronics Group S.A.
6.550% due 10/01/2017	4,000	3,032

32	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Tyco International Finance S.A.
6.000% due 11/15/2013	$4,760	$4,485

Tyco International Ltd.
7.000% due 12/15/2019	12,000	10,197

Union Pacific Corp.
5.650% due 05/01/2017	5,000	4,829

UnitedHealth Group, Inc.
4.875% due 02/15/2013	2,300	2,243
6.875% due 02/15/2038	3,750	3,340

Viacom, Inc.
6.125% due 10/05/2017	4,000	3,410
6.250% due 04/30/2016	7,500	6,595

Wal-Mart Stores, Inc.
5.800% due 02/15/2018	16,100	17,644

Whirlpool Corp.
6.500% due 06/15/2016	6,000	4,655

		575,414

UTILITIES 1.5%

AT&T, Inc.
1.334% due 02/05/2010	500	499
6.300% due 01/15/2038	1,100	970

CenturyTel, Inc.
6.000% due 04/01/2017	10,803	9,034

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	5,000	4,450

CMS Energy Corp.
7.750% due 08/01/2010	7,845	7,828

Constellation Energy Group, Inc.
4.550% due 06/15/2015	2,200	1,810

Deutsche Telekom International Finance BV
6.750% due 08/20/2018	16,000	16,100

EDF S.A.
6.500% due 01/26/2019	10,900	11,251
6.950% due 01/26/2039	10,900	10,855

Embarq Corp.
7.082% due 06/01/2016	4,600	4,146

Enel Finance International S.A.
5.700% due 01/15/2013	57,100	57,787

FirstEnergy Corp.
6.450% due 11/15/2011	2,500	2,504

Midwest Generation LLC
8.300% due 07/02/2009	2,778	2,736

NiSource Finance Corp.
1.821% due 11/23/2009	200	191

PPL Energy Supply LLC
6.300% due 07/15/2013	5,000	5,010

Public Service Electric & Gas Co.
2.206% due 03/12/2010	1,000	990

Qwest Capital Funding, Inc.
7.000% due 08/03/2009	9,550	9,574
7.250% due 02/15/2011	2,450	2,352

Qwest Corp.
8.875% due 03/15/2012	300	298

Sempra Energy
6.150% due 06/15/2018	4,500	4,241

Telecom Italia Capital S.A.
6.999% due 06/04/2018	10,700	9,716

Verizon Communications, Inc.
5.500% due 04/01/2017	5,000	4,840

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.100% due 04/15/2018	$8,600	$8,536

		175,718

Total Corporate Bonds & Notes (Cost $3,685,387)		3,198,117

MUNICIPAL BONDS & NOTES 0.9%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.375% due 06/01/2032	1,000	1,112

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	2,500	2,099

California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	2,500	2,154

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	3,065	2,613

Chicago, Illinois General Obligation Notes, (FSA Insured), Series 2006
7.222% due 01/01/2014	1,395	1,116

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.250% due 05/15/2024	7,455	6,159

Florida State Board of Education General Obligation Bonds, Series 2008
4.750% due 06/01/2037	6,700	6,166

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	4,100	2,415
5.125% due 06/01/2047	700	361
5.750% due 06/01/2047	6,400	3,655

Harris County, Texas Flood Control District General Obligation Bonds, Series 2006
4.750% due 10/01/2029	4,200	4,124

Los Angeles, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	200	192

Los Angeles, California Community College District General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 08/01/2032	1,100	1,039

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2022	1,200	1,203
4.500% due 07/01/2024	2,000	1,917

Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2007
4.500% due 07/01/2025	1,400	1,284
4.500% due 01/01/2028	1,700	1,496

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2006
4.750% due 06/15/2038	500	459

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2037	1,200	1,165
5.000% due 06/15/2038	8,100	7,846

New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 10/15/2024	200	209

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	200	115

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.875% due 06/01/2047	$10,200	$5,604
6.000% due 06/01/2042	8,900	5,145

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	46,600	2,016

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	2,430	2,155
6.125% due 06/01/2032	740	517

San Bernardino, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	1,000	978

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	6,900	6,622

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,200

Texas State Water Development Board Revenue Bonds, Series 2007
4.500% due 07/15/2024	1,100	1,111

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	385	350

West Orange Cove, Texas Consolidated Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
4.750% due 02/15/2038	17,600	16,776

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	13,505	7,291

Will County, Illinois Community Unit School District No. 201-Crete-Monee General Obligation Bonds, (MBIA-FGIC Insured), Series 2004
0.000% due 11/01/2022	9,990	4,664

Total Municipal Bonds & Notes (Cost $125,499)		104,328

U.S. GOVERNMENT AGENCIES 40.7%

Fannie Mae
0.582% due 07/25/2037	6,137	5,445
0.652% due 03/25/2036	2,713	2,315
0.662% due 04/25/2035	117	106
0.722% due 10/27/2037 (i)	13,500	12,158
0.872% due 07/25/2021 - 05/25/2042	319	315
1.666% due 04/01/2032	140	143
3.022% due 06/01/2043 - 10/01/2044	5,077	4,978
3.825% due 04/01/2033	1,031	1,043
3.849% due 07/01/2035	395	398
3.900% due 06/01/2033	248	245
4.170% due 08/01/2035	390	393
4.298% due 04/01/2027	121	123
4.647% due 01/01/2035	44	45
4.654% due 05/25/2035	160	165
4.705% due 05/01/2035	1,164	1,192
4.755% due 02/01/2034	51	53
4.990% due 10/01/2031	346	350
5.000% due 06/25/2027 - 04/01/2039	165,014	170,337
5.000% due 03/01/2036 - 02/01/2037 (i)	55,525	57,382
5.047% due 04/01/2035	656	668
5.072% due 09/01/2034	234	238
5.076% due 11/01/2033	60	61
5.121% due 12/01/2036	386	392
5.192% due 10/01/2033	29	30
5.294% due 09/01/2034	375	374

See Accompanying Notes	Annual Report	March 31, 2009	33

Schedule of Investments  Real Return Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.400% due 02/01/2032	$8	$8
5.485% due 05/01/2036	375	388
5.500% due 02/01/2033 - 04/01/2039	1,237,963	1,286,290
5.500% due 01/01/2035 - 01/01/2039 (i)	1,389,742	1,444,283
5.500% due 02/01/2038 (i)(j)	78,462	81,545
5.950% due 02/25/2044	42	43
6.000% due 12/01/2028 - 05/01/2039	635,124	663,368
6.000% due 12/01/2036 - 05/01/2038 (i)	470,295	491,851
6.500% due 04/01/2014 - 05/01/2039	175,530	184,757
6.500% due 09/01/2038 (i)	14,338	15,119

Federal Housing Administration
7.430% due 12/01/2020	65	66

Freddie Mac
0.706% due 07/15/2019 - 10/15/2020	690	668
0.782% due 08/25/2031	611	491
0.786% due 02/15/2019	582	563
0.802% due 09/25/2031	1,414	1,291
0.826% due 01/15/2037	376	366
0.906% due 12/15/2030	4,947	4,892
3.022% due 10/25/2044	7,156	6,975
3.023% due 02/25/2045	231	199
3.222% due 07/25/2044	575	564
4.500% due 05/15/2017 - 07/15/2020	2,174	2,272
4.577% due 01/01/2034	616	622
5.000% due 12/14/2018 - 01/15/2024	22,971	22,278
5.134% due 06/01/2033	728	741
5.240% due 03/01/2034	2,061	2,109
5.250% due 08/15/2011	2,072	2,129
5.407% due 01/01/2034	1,191	1,211
5.500% due 05/15/2016 - 09/01/2038	93,447	96,960
5.500% due 12/01/2037 - 08/01/2038 (i)	125,516	130,398
6.000% due 05/01/2035 - 11/01/2038	5,965	6,244
6.000% due 10/01/2036 (i)	18,421	19,326
6.500% due 01/25/2028	57	62
6.587% due 10/01/2036	468	485
6.674% due 09/01/2036	401	416
6.713% due 07/01/2036	386	399
7.000% due 10/15/2030	222	231

Ginnie Mae
0.956% due 06/16/2031 - 03/16/2032	137	134
3.750% due 12/20/2035	1,921	1,922
4.625% due 07/20/2035	101	101
6.000% due 03/15/2029 - 11/15/2038	77,955	81,564
6.000% due 05/15/2038 (i)	34,558	36,150
6.000% due 08/15/2038 (j)	33,193	34,721
6.500% due 05/15/2028 - 09/20/2038	2,282	2,409

Small Business Administration
5.170% due 01/01/2028	1,697	1,809
5.490% due 03/01/2028 - 05/01/2028	10,543	11,414
5.902% due 02/10/2018	6,022	6,573

Total U.S. Government Agencies (Cost $4,802,837)		4,905,356

U.S. TREASURY OBLIGATIONS 99.2%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013	100	99

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.375% due 07/15/2018	$16,839	$16,755
1.625% due 01/15/2015 (i)	314,881	318,816
1.625% due 01/15/2018 (i)	198,722	201,641
1.750% due 01/15/2028 (i)	40,107	38,528
1.875% due 07/15/2013	1,115,355	1,146,027
1.875% due 07/15/2015 (i)	691,240	710,897
2.000% due 01/15/2016	403,659	417,661
2.000% due 04/15/2012 (i)	419,581	432,562
2.000% due 01/15/2014 (i)	932,967	962,998
2.000% due 07/15/2014 (i)	522,930	541,232
2.000% due 01/15/2026 (i)	680,530	674,363
2.125% due 01/15/2019 (i)	21,928	23,436
2.375% due 01/15/2027	230,118	241,049
2.375% due 04/15/2011 (i)	221,127	227,139
2.375% due 01/15/2017 (i)	139,545	148,615
2.375% due 01/15/2025 (i)	1,058,579	1,102,907
2.500% due 07/15/2016 (i)	395,506	424,428
2.625% due 07/15/2017	424,001	462,029
3.000% due 07/15/2012 (i)	752,862	802,974
3.375% due 01/15/2012	66,873	71,262
3.375% due 04/15/2032	16,651	21,459
3.500% due 01/15/2011	495,842	518,155
3.625% due 04/15/2028	916,859	1,133,466
3.875% due 04/15/2029 (i)	924,957	1,191,750

U.S. Treasury Bonds
3.500% due 02/15/2039 (i)	109,100	108,146

Total U.S. Treasury Obligations (Cost $11,237,533)		11,938,394

MORTGAGE-BACKED SECURITIES 2.9%

American Home Mortgage Assets
0.712% due 05/25/2046	933	329
0.712% due 09/25/2046	1,224	473
0.732% due 10/25/2046	22,632	7,351

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	10,000	6,812
5.745% due 02/10/2051	10,000	7,136

Banc of America Funding Corp.
4.606% due 02/20/2036	36,830	24,384
5.753% due 10/25/2036	900	515
5.837% due 01/25/2037	700	369
5.888% due 04/25/2037	500	312
6.106% due 01/20/2047	1,330	627

Banc of America Large Loan, Inc.
1.066% due 08/15/2029	778	510

BCAP LLC Trust
0.692% due 01/25/2037	16,691	6,397

Bear Stearns Adjustable Rate Mortgage Trust
2.472% due 03/25/2035	9,603	6,644
2.650% due 08/25/2035	7,037	4,927
2.940% due 03/25/2035	20,311	13,819
4.550% due 08/25/2035	10,797	7,560
4.840% due 01/25/2035	6,302	3,607
4.951% due 11/25/2030	235	206
5.206% due 01/25/2034	2,484	1,685
5.395% due 02/25/2034	349	235
5.435% due 01/25/2034	1,388	1,037
5.473% due 05/25/2047	5,897	3,027
5.735% due 02/25/2036	1,088	567

Bear Stearns Alt-A Trust
5.356% due 08/25/2036	900	302
5.364% due 05/25/2035	204	125
5.381% due 08/25/2036	1,081	441
5.491% due 09/25/2035	291	144
5.721% due 11/25/2036	3,135	1,440

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	2	2

Chase Mortgage Finance Corp.
4.933% due 02/25/2037	577	438

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	$8,133	$5,291
4.098% due 08/25/2035	2,159	1,576
4.222% due 12/25/2035	1,832	1,407
4.248% due 08/25/2035	8,387	5,375
4.699% due 03/25/2034	1,004	794
5.664% due 07/25/2046	5,410	2,652
6.008% due 09/25/2037	3,151	1,574

Countrywide Alternative Loan Trust
0.692% due 01/25/2037	1,500	534
0.725% due 02/20/2047	75	27
0.740% due 12/20/2046	13,708	4,445
0.755% due 07/20/2046	18,373	6,645
2.633% due 12/25/2035	3,325	1,440
5.895% due 02/25/2037	15,392	7,861
6.000% due 01/25/2037	8,751	4,784
6.000% due 02/25/2037	345	195

Countrywide Home Loan Mortgage Pass-Through Trust
0.862% due 06/25/2035	10,237	6,038
5.229% due 01/20/2035	744	536
5.390% due 02/25/2047	1,225	521
5.543% due 04/20/2036	1,171	693
5.594% due 03/25/2037	1,191	511
5.603% due 02/20/2036	624	299

Credit Suisse Mortgage Capital Certificates
5.579% due 04/25/2037	800	359

CS First Boston Mortgage Securities Corp.
4.080% due 04/25/2034	788	675
4.938% due 12/15/2040	103	103

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	500	260

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.587% due 10/25/2035	824	434

First Horizon Alternative Mortgage Securities
6.250% due 08/25/2037	1,066	806

First Horizon Asset Securities, Inc.
5.362% due 08/25/2035	594	422

First Republic Mortgage Loan Trust
0.856% due 08/15/2032	120	102

First Union-Lehman Brothers-Bank of America
6.730% due 11/18/2035	10,800	10,800

GE Capital Commercial Mortgage Corp.
4.970% due 08/11/2036	2,029	1,994

Greenpoint Mortgage Funding Trust
0.602% due 10/25/2046	53	43
0.602% due 01/25/2047	587	503
0.792% due 11/25/2045	23	11

GS Mortgage Securities Corp. II
6.624% due 05/03/2018	300	320

GSR Mortgage Loan Trust
4.541% due 09/25/2035	29,638	21,969

Harborview Mortgage Loan Trust
0.713% due 08/21/2036	3,297	1,315
0.796% due 03/19/2036	1,860	681
0.885% due 06/20/2035	930	379
4.866% due 04/19/2034	733	575

Homebanc Mortgage Trust
5.871% due 04/25/2037	1,600	694

Impac CMB Trust
1.422% due 10/25/2033	1,443	1,149

Impac Secured Assets CMN Owner Trust
0.602% due 01/25/2037	843	576

Indymac INDA Mortgage Loan Trust
5.908% due 08/25/2036	1,500	737

34	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Indymac INDB Mortgage Loan Trust
0.822% due 11/25/2035	$649	$234

Indymac Index Mortgage Loan Trust
0.612% due 11/25/2046	39	36
0.722% due 06/25/2047	6,739	2,390
0.822% due 06/25/2037	1,168	380
5.000% due 08/25/2035	1,500	528
5.013% due 12/25/2034	374	259
5.311% due 01/25/2036	774	526
5.369% due 09/25/2035	810	411
5.446% due 10/25/2035	671	375
5.885% due 06/25/2036	1,100	417

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	13,300	8,908
5.747% due 02/12/2049	13,000	9,227
5.794% due 02/12/2051	1,210	804

JPMorgan Mortgage Trust
4.818% due 12/25/2034	329	268
4.869% due 04/25/2035	626	486
5.018% due 02/25/2035	586	465
5.373% due 08/25/2035	1,400	770
5.500% due 10/25/2035	551	343

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	1,800	1,228
5.866% due 09/15/2045	11,000	7,743

Lehman XS Trust
0.602% due 07/25/2046	75	74

Luminent Mortgage Trust
0.702% due 12/25/2036	4,292	1,385

MASTR Adjustable Rate Mortgages Trust
0.732% due 04/25/2046	5,653	2,039
3.788% due 11/21/2034	235	229
4.894% due 12/25/2033	1,291	979
5.527% due 12/25/2033	350	269

MASTR Alternative Loans Trust
0.922% due 03/25/2036	2,128	806

Mellon Residential Funding Corp.
0.906% due 11/15/2031	813	626
0.986% due 08/15/2032	551	501
0.996% due 12/15/2030	1,172	946
1.036% due 06/15/2030	602	502
2.629% due 10/20/2029	276	256

Merrill Lynch Floating Trust
0.626% due 06/15/2022	1,997	1,403

Merrill Lynch Mortgage Investors, Inc.
0.732% due 02/25/2036	688	382

MLCC Mortgage Investors, Inc.
0.772% due 11/25/2035	797	509
1.316% due 03/15/2025	107	61
1.522% due 10/25/2035	447	301
2.001% due 03/25/2030	211	134
2.106% due 11/25/2029	141	86

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	600	224

Nomura Asset Acceptance Corp.
5.544% due 02/25/2036	803	294
5.820% due 03/25/2047	1,200	661
6.138% due 03/25/2047	1,100	588

Provident Funding Mortgage Loan Trust
3.992% due 04/25/2034	181	150
4.240% due 08/25/2033	242	185

Residential Accredit Loans, Inc.
0.702% due 06/25/2046	24,497	9,395
0.802% due 12/25/2045	3,874	1,537
2.993% due 09/25/2045	398	161
5.668% due 09/25/2035	1,111	622

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Asset Securitization Trust
0.922% due 01/25/2046	$210	$96
0.972% due 12/25/2036	2,973	1,337
5.500% due 06/25/2033	1,748	1,540
6.250% due 10/25/2036	4,000	1,851

Salomon Brothers Mortgage Securities VII, Inc.
6.500% due 09/25/2033	4,178	3,714

Sequoia Mortgage Trust
0.906% due 10/19/2026	33	26
0.925% due 10/20/2027	418	337
0.945% due 10/20/2027	462	389
1.445% due 12/20/2032	493	412

Structured Adjustable Rate Mortgage Loan Trust
2.914% due 01/25/2035	16	6
5.246% due 05/25/2036	1,500	666
5.375% due 11/25/2035	745	408
5.422% due 09/25/2036	1,500	655
5.528% due 08/25/2035	466	245
6.000% due 10/25/2037	1,162	533

Structured Asset Mortgage Investments, Inc.
0.592% due 08/25/2036	23	21
0.622% due 09/25/2047	812	752
0.642% due 08/25/2036	13,720	5,456
0.652% due 03/25/2037	499	182
0.712% due 07/25/2046	12,955	5,262
0.732% due 04/25/2036	2,823	1,010
0.732% due 05/25/2046	9,589	3,499
0.806% due 07/19/2035	1,342	822
0.832% due 12/25/2035	862	362
0.886% due 10/19/2034	14	8
0.906% due 03/19/2034	911	569
1.216% due 09/19/2032	901	683

TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	1,300	593

Thornburg Mortgage Securities Trust
0.622% due 03/25/2037	773	671
0.632% due 11/25/2046	409	352
0.642% due 09/25/2046	65	55

Wachovia Bank Commercial Mortgage Trust
0.636% due 06/15/2020	10,984	7,588
0.646% due 09/15/2021	2,660	1,835

WaMu Mortgage Pass-Through Certificates
0.782% due 11/25/2045	9,999	4,072
0.812% due 07/25/2045	99	41
0.812% due 10/25/2045	167	69
0.862% due 01/25/2045	4,097	1,802
0.900% due 10/25/2044	1,397	708
1.062% due 12/25/2027	672	475
2.333% due 03/25/2047	17,503	5,593
2.453% due 12/25/2046	7,782	2,484
2.833% due 11/25/2042	5	3
3.033% due 06/25/2042	552	416
3.133% due 07/25/2046	61	31
3.705% due 02/27/2034	2,891	2,311
3.742% due 03/25/2034	549	393
3.753% due 03/25/2033	160	135
4.585% due 04/25/2035	2,274	2,147
4.638% due 03/25/2035	701	447
4.918% due 08/25/2035	7,708	5,885
5.099% due 12/25/2035	1,770	1,218
5.307% due 01/25/2037	5,852	2,835
5.485% due 04/25/2037	4,138	2,106
5.580% due 12/25/2036	3,736	1,987
5.653% due 05/25/2037	8,978	4,804
5.695% due 02/25/2037	11,130	5,843

Washington Mutual Alternative Mortgage Pass-Through Certificates
2.603% due 05/25/2046	4,152	1,549

Total Mortgage-Backed Securities (Cost $504,934)		349,918

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 5.1%

ACE Securities Corp.
0.602% due 10/25/2036	$95	$89

American Express Credit Account Master Trust
1.506% due 08/15/2012	11,600	11,380

Argent Securities, Inc.
0.572% due 10/25/2036	642	617

Asset-Backed Funding Certificates
0.872% due 06/25/2034	1,967	982

BA Credit Card Trust
1.136% due 04/15/2013	33,300	31,839
1.756% due 12/16/2013	43,400	40,845

Bear Stearns Asset-Backed Securities Trust
0.632% due 11/25/2036	1,401	1,013
0.852% due 01/25/2036	564	499
0.972% due 03/25/2043	87	81
1.522% due 10/25/2037	1,979	1,279
1.772% due 08/25/2037	3,906	2,458

Bravo Mortgage Asset Trust
0.652% due 07/25/2036	161	159

Capital Auto Receivables Asset Trust
1.476% due 03/15/2011	677	670

Carrington Mortgage Loan Trust
0.572% due 01/25/2037	868	800

Chase Credit Card Master Trust
0.726% due 09/15/2011	3,900	3,891

Chase Issuance Trust
0.576% due 02/15/2012	3,100	3,087
0.576% due 03/15/2013	10,400	9,869
0.596% due 02/15/2013	250	237
0.806% due 09/15/2011	1,600	1,584
1.206% due 11/15/2011	2,300	2,271
1.306% due 08/17/2015	6,000	5,318
2.820% due 09/15/2015	14,000	12,827

Countrywide Asset-Backed Certificates
0.572% due 12/25/2046	52	51
0.572% due 06/25/2047	560	498

CS First Boston Mortgage Securities Corp.
0.772% due 01/25/2043	20	19

Daimler Chrysler Auto Trust
4.980% due 02/08/2011	5,344	5,369

Denver Arena Trust
6.940% due 11/15/2019	604	515

Equity One Asset-Backed Securities, Inc.
0.822% due 04/25/2034	162	49

First Franklin Mortgage Loan Asset-Backed Certificates
0.572% due 12/25/2036	502	490

Ford Credit Auto Owner Trust
1.456% due 01/15/2011	2,616	2,591
1.976% due 06/15/2012	142,700	133,423

Fremont Home Loan Trust
0.572% due 10/25/2036	1,620	1,470

Indymac Residential Asset-Backed Trust
0.652% due 04/25/2047	2,307	2,069

JPMorgan Mortgage Acquisition Corp.
0.582% due 05/25/2037	1,076	890
0.602% due 03/25/2037	1,418	1,199

Lehman XS Trust
0.602% due 06/25/2046	414	406
0.602% due 11/25/2046	34	31

MASTR Asset-Backed Securities Trust
0.582% due 11/25/2036	410	378

MBNA Credit Card Master Note Trust
0.656% due 12/15/2011	3,100	3,079

See Accompanying Notes	Annual Report	March 31, 2009	35

Schedule of Investments  Real Return Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.572% due 05/25/2037	$107	$103
0.582% due 04/25/2037	10	10
0.602% due 09/25/2037	741	676
0.642% due 02/25/2037	590	490

Morgan Stanley ABS Capital I
1.322% due 07/25/2037	1,622	1,358

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037	1,101	747
6.000% due 07/25/2047	683	444

New Century Home Equity Loan Trust
0.692% due 12/25/2035	602	595

Nomura Asset Acceptance Corp.
0.662% due 01/25/2036	5	4

Park Place Securities, Inc.
0.834% due 10/25/2034	419	316

Popular ABS Mortgage Pass-Through Trust
0.612% due 06/25/2047	59	45

Renaissance Home Equity Loan Trust
1.022% due 12/25/2033	1,490	816

SACO I, Inc.
0.582% due 05/25/2036	1,579	941

Securitized Asset-Backed Receivables LLC Trust
0.652% due 05/25/2037	2,639	1,741

SLM Student Loan Trust
1.159% due 01/25/2018	191	190
2.659% due 04/25/2023	321,456	315,928

Specialty Underwriting & Residential Finance
0.567% due 11/25/2037	425	408
0.582% due 01/25/2038	433	364

Structured Asset Securities Corp.
0.812% due 01/25/2033	13	6

USAA Auto Owner Trust
4.160% due 04/16/2012	1,700	1,714

WaMu Asset-Backed Certificates
0.572% due 01/25/2037	854	715

Wells Fargo Home Equity Trust
0.572% due 01/25/2037	271	265
0.772% due 12/25/2035	211	194

Total Asset-Backed Securities (Cost $638,626)		612,392

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
1.645% due 10/04/2011	17,150	17,199

Total Sovereign Issues (Cost $17,138)		17,199

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 4.1%

American International Group, Inc.
8.625% due 05/22/2038	GBP	5,600	$783

Brazil Government International Bond
10.250% due 01/10/2028	BRL	10,000	3,966

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2010		5,400	4,220

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		52,819	22,343

General Electric Capital Corp.
4.625% due 09/15/2066	EUR	4,450	2,395
5.500% due 09/15/2066	GBP	12,450	6,967
5.500% due 09/15/2067	EUR	500	276
6.500% due 09/15/2067	GBP	30,600	18,880

Green Valley Ltd.
6.329% due 01/10/2011	EUR	5,100	6,496

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	3,013,920	26,368
1.100% due 12/10/2016		10,691,980	93,489
1.200% due 06/10/2017		14,376,420	124,531
1.200% due 12/10/2017		12,882,800	111,205
1.400% due 06/10/2018		7,416,230	64,678

Lehman Brothers Holdings, Inc.
1.150% due 10/26/2010 (a)		1,600,000	1,334

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	5,000	1,528

Silver Arrow S.A.
1.341% due 08/15/2014		3,950	5,204

Total Foreign Currency-Denominated Issues (Cost $579,319)			494,663

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

American International Group, Inc.
8.500% due 08/01/2011		157,000	848

Bank of America Corp.
7.250% due 12/31/2049		16,000	6,792

Wells Fargo & Co.
7.500% due 12/31/2049		8,900	4,263

Total Convertible Preferred Stocks (Cost $36,675)			11,903

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 3.3%

CERTIFICATES OF DEPOSIT 1.1%

UBS AG
2.158% due 07/01/2010	$6,200	$6,198

Unicredito Italiano NY
1.156% due 05/18/2009	126,000	126,000

		132,198

REPURCHASE AGREEMENTS 0.2%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	5,486	5,486
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $5,596. Repurchase proceeds are $5,486.)

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009	10,000	10,000
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% due 01/31/2014 valued at $10,185. Repurchase proceeds are $10,000.)

		15,486

U.S. CASH MANAGEMENT BILLS 0.3%
0.759% due 04/29/2009 - 05/15/2009 (b)(f)(h)	37,670	37,668

U.S. TREASURY BILLS 1.7%
0.132% due 04/02/2009 - 06/11/2009 (b)(e)(f)(g)	207,160	207,116

Total Short-Term Instruments (Cost $392,493)		392,468

PURCHASED OPTIONS (l) 0.0%
(Cost $1,449)		5,344

Total Investments 185.5% (Cost $22,348,325)		$22,334,232

Written Options (m) (0.3%) (Premiums $16,573)		(36,810)

Other Assets and Liabilities (Net) (85.2%)		(10,258,411)

Net Assets 100.0%		$12,039,011

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	The Real Return Fund is investing in shares of affiliated Funds.
(e)	Securities with an aggregate market value of $1,550 have been pledged as collateral for foreign currency contracts on March 31, 2009.
(f)	Securities with an aggregate market value of $226,440 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(g)	Securities with an aggregate market value of $2,820 have been pledged as collateral for delayed-delivery securities on March 31, 2009.
(h)	Securities with an aggregate market value of $360 have been pledged as collateral for delayed-delivery mortgage-backed securities on March 31, 2009.
(i)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $3,998,731 at a weighted average interest rate of 1.407%. On March 31, 2009, securities valued at $5,864,971 were pledged as collateral for reverse repurchase agreements.

36	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

(j)	Securities with an aggregate market value of $20,835 and cash of $35,475 have been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	851	$7,827
90-Day Euribor December Futures	Long	12/2010	47	2
90-Day Euribor June Futures	Long	06/2010	715	91
90-Day Euribor March Futures	Long	03/2010	616	71
90-Day Euribor September Futures	Long	09/2009	1,161	10,773
90-Day Euribor September Futures	Long	09/2010	575	81
90-Day Eurodollar December Futures	Long	12/2009	5,002	31,210
90-Day Eurodollar June Futures	Long	06/2009	3,818	20,947
90-Day Eurodollar June Futures	Long	06/2010	2,608	14,773
90-Day Eurodollar March Futures	Long	03/2010	6,619	36,515
90-Day Eurodollar September Futures	Long	09/2009	7,010	42,361
90-Day Eurodollar September Futures	Long	09/2010	895	2,136
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	120	730
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	2,199	19,952
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	1,294	196
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2009	120	769

				$188,434

(k)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American General Finance Corp.	RBS	(1.820%	)	12/20/2017	36.326%	$5,000	$3,053	$0	$3,053
American Standard, Inc.	BOA	(0.660%	)	06/20/2015	0.700%	6,000	12	0	12
Amgen, Inc.	DUB	(0.670%	)	06/20/2017	0.830%	9,000	101	0	101
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	1.100%	5,000	5	0	5
AutoZone, Inc.	GSC	(0.529%	)	12/20/2012	1.100%	4,000	80	0	80
Black & Decker Corp.	BOA	(0.680%	)	12/20/2012	2.065%	800	38	0	38
Brookfield Asset Management, Inc.	UBS	(2.180%	)	06/20/2017	8.622%	7,500	2,155	0	2,155
Burlington Northern Santa Fe Corp.	BCLY	(0.720%	)	06/20/2017	0.837%	2,500	20	0	20
Cardinal Health, Inc.	DUB	(0.740%	)	06/20/2017	0.890%	6,195	65	0	65
CenturyTel, Inc.	BCLY	(1.850%	)	06/20/2017	1.220%	10,803	(485)	0	(485)
Citigroup, Inc.	DUB	(3.600%	)	12/20/2013	6.325%	100	9	0	9
Computer Sciences Corp.	BCLY	(0.870%	)	03/20/2018	0.700%	2,500	(34)	0	(34)
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	3.697%	2,200	293	0	293
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	5.108%	10,000	1,856	0	1,856
Countrywide Financial Corp.	JPM	(2.670%	)	06/20/2012	4.124%	5,000	193	0	193
Credit Suisse Group	BCLY	(1.750%	)	06/20/2013	1.830%	10,000	24	0	24
Credit Suisse Group	JPM	(1.792%	)	06/20/2013	1.830%	11,600	9	0	9
CSX Corp.	CSFB	(1.050%	)	03/20/2018	1.589%	5,000	196	0	196
Deutsche Telekom International Finance BV	BCLY	(1.140%	)	09/20/2018	1.160%	6,000	5	0	5
Deutsche Telekom International Finance BV	BCLY	(1.180%	)	09/20/2018	1.160%	10,000	(23)	0	(23)
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	2.818%	1,000	(8)	0	(8)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	2.818%	1,000	(11)	0	(11)
Erac USA Finance Co.	GSC	(2.700%	)	12/20/2017	7.237%	5,000	1,156	0	1,156
FirstEnergy Corp.	CSFB	(0.500%	)	12/20/2011	1.180%	2,500	44	0	44
H.J. Heinz Co.	JPM	(0.530%	)	09/20/2013	0.725%	5,000	40	0	40
HCP, Inc.	JPM	(2.830%	)	09/20/2016	7.390%	2,000	411	0	411
HCP, Inc.	MSC	(2.260%	)	03/20/2018	7.146%	5,000	1,216	0	1,216
Home Depot, Inc.	GSC	(1.920%	)	03/20/2016	1.768%	2,500	(53)	0	(53)
Hospira, Inc.	MSC	(1.030%	)	06/20/2014	1.056%	2,500	2	0	2
International Lease Finance Corp.	BNP	(1.600%	)	12/20/2013	19.688%	2,500	983	0	983
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	19.688%	4,100	1,612	0	1,612
International Lease Finance Corp.	JPM	(1.530%	)	12/20/2013	19.688%	3,900	1,539	0	1,539
Kraft Foods, Inc.	BOA	(1.040%	)	06/20/2018	0.932%	3,700	(33)	0	(33)
Kraft Foods, Inc.	GSC	(0.860%	)	03/20/2018	0.936%	4,000	22	0	22
Kraft Foods, Inc.	GSC	(0.950%	)	09/20/2018	0.927%	3,000	(6)	0	(6)
Kraft Foods, Inc.	RBS	(1.130%	)	03/20/2018	0.936%	2,000	(31)	0	(31)
Kroger Co.	BOA	(0.900%	)	09/20/2017	1.063%	5,000	58	0	58
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	5.944%	5,000	1,006	0	1,006
Ltd. Brands, Inc.	BCLY	(4.910%	)	09/20/2017	4.328%	1,200	(42)	0	(42)
Ltd. Brands, Inc.	MSC	(3.113%	)	09/20/2017	4.328%	2,000	137	0	137
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	6.848%	2,000	273	0	273
Macy’s Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	6.168%	3,000	(111)	0	(111)
Macy’s Retail Holdings, Inc.	DUB	(2.100%	)	09/20/2017	5.790%	1,000	192	0	192
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	5.790%	2,000	382	0	382
Macy’s Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	7.136%	3,000	379	0	379

See Accompanying Notes	Annual Report	March 31, 2009	37

Schedule of Investments  Real Return Fund  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Macy’s Retail Holdings, Inc.	MSC	(2.470%	)	09/20/2015	6.168%		$10,000	$1,619	$0	$1,619
Marriott International, Inc.	DUB	(1.880%	)	12/20/2015	3.789%		5,000	485	0	485
Marriott International, Inc.	GSC	(0.640%	)	12/20/2012	4.243%		2,100	242	0	242
Marsh & McLennan Cos., Inc.	BOA	(1.180%	)	09/20/2015	0.890%		2,500	(44)	0	(44)
Masco Corp.	CITI	(1.920%	)	03/20/2017	4.595%		8,000	1,161	0	1,161
Mattel, Inc.	BOA	(2.450%	)	03/20/2013	1.444%		20,000	(767)	0	(767)
Motorola, Inc.	DUB	(2.600%	)	12/20/2017	2.638%		4,000	6	0	6
Newell Rubbermaid, Inc.	GSC	(0.319%	)	12/20/2012	2.750%		4,200	343	0	343
Nucor Corp.	CSFB	(0.486%	)	12/20/2017	1.264%		4,000	227	0	227
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.906%		1,500	0	0	0
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.714%		3,500	(92)	0	(92)
Pearson Dollar Finance Two PLC	CITI	(0.570%	)	06/20/2013	0.906%		1,500	20	0	20
Pearson Dollar Finance Two PLC	CITI	(0.690%	)	06/20/2018	0.714%		3,500	5	0	5
Pearson Dollar Finance Two PLC	DUB	(0.720%	)	06/20/2018	0.714%		11,000	(11)	0	(11)
PPG Industries, Inc.	BOA	(0.650%	)	03/20/2018	1.900%		10,000	893	0	893
PPL Energy Supply LLC	HSBC	(1.450%	)	09/20/2013	4.090%		5,000	495	0	495
Prudential Financial, Inc.	BCLY	(0.870%	)	06/20/2017	9.041%		2,000	689	0	689
Qwest Capital Funding, Inc.	JPM	(3.250%	)	09/20/2009	6.064%		12,500	151	0	151
Rexam PLC	BCLY	(1.450%	)	06/20/2013	4.048%		10,600	982	0	982
Rexam PLC	CITI	(1.450%	)	06/20/2013	4.048%		3,000	278	0	278
Reynolds American, Inc.	BCLY	(1.100%	)	06/20/2012	3.500%		12,500	870	0	870
Reynolds American, Inc.	DUB	(1.020%	)	06/20/2013	3.500%		10,000	907	0	907
Rohm & Haas Co.	DUB	(0.470%	)	03/20/2013	1.650%		7,000	303	0	303
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	3.300%		8,550	1,263	0	1,263
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	3.295%		1,100	94	0	94
Ryder System, Inc.	BOA	(1.550%	)	09/20/2015	3.026%		9,000	685	0	685
SCA Finans AB	DUB	(0.810%	)	09/20/2015	1.591%		6,000	258	0	258
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	2.800%		10,000	691	0	691
Sempra Energy	BOA	(0.580%	)	06/20/2018	1.132%		3,000	127	0	127
Sempra Energy	DUB	(0.550%	)	06/20/2018	1.132%		1,500	67	0	67
Spectra Energy Capital LLC	DUB	(0.750%	)	09/20/2014	1.000%		10,000	124	0	124
Spectra Energy Capital LLC	DUB	(0.975%	)	06/20/2018	1.000%		15,000	24	0	24
Staples, Inc.	MSC	(0.700%	)	12/20/2012	2.091%		400	19	0	19
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(2.370%	)	03/20/2013	7.265%		3,000	449	0	449
Target Corp.	MSC	(1.200%	)	03/20/2018	1.450%		7,000	126	0	126
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.785%		3,500	132	0	132
Telecom Italia Capital S.A.	GSC	(1.550%	)	06/20/2018	3.119%		3,200	330	0	330
Telecom Italia Capital S.A.	JPM	(1.530%	)	06/20/2018	3.119%		7,500	785	0	785
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	3.565%		4,000	649	0	649
Tyco International Group S.A.	BOA	(0.750%	)	12/20/2013	2.412%		4,760	329	0	329
Tyco International Group S.A.	BOA	(1.120%	)	12/20/2019	2.165%		12,000	983	0	983
UBS Warburg LLC	BCLY	(2.250%	)	03/20/2014	2.290%	EUR	10,000	12	0	12
UBS Warburg LLC	BCLY	(2.350%	)	03/20/2014	2.290%		32,600	(149)	0	(149)
Union Pacific Corp.	UBS	(0.810%	)	06/20/2017	0.865%		$5,000	18	0	18
Verizon Communications, Inc.	GSC	(0.900%	)	06/20/2017	1.045%		5,000	50	0	50
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	2.525%		2,500	85	0	85
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	2.386%		4,000	340	0	340
Viacom, Inc.	DUB	(1.150%	)	06/20/2016	2.525%		5,000	398	0	398
Whirlpool Corp.	GSC	(1.060%	)	06/20/2016	4.287%		6,000	999	0	999

								$34,379	$0	$34,379

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
American International Group, Inc.	DUB	1.992%	03/20/2013	22.909%	$10,000	$(4,262)	$0	$(4,262)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	2.162%	5,800	(266)	0	(266)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	13.959%	2,500	(629)	0	(629)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	13.959%	3,600	(901)	0	(901)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	13.959%	8,600	(2,163)	0	(2,163)
Ford Motor Credit Co. LLC	UBS	2.560%	06/20/2012	14.158%	1,500	(408)	0	(408)
General Electric Capital Corp.	BCLY	1.010%	03/20/2013	7.751%	4,700	(938)	0	(938)
GMAC LLC	BCLY	3.050%	09/20/2012	18.913%	3,200	(1,133)	0	(1,133)
GMAC LLC	BOA	5.100%	09/20/2012	18.913%	5,000	(1,537)	0	(1,537)
GMAC LLC	BOA	6.300%	09/20/2012	18.913%	1,200	(336)	0	(336)
GMAC LLC	BOA	7.000%	09/20/2012	18.913%	7,000	(1,850)	0	(1,850)
GMAC LLC	GSC	3.400%	06/20/2011	21.034%	1,100	(312)	0	(312)
GMAC LLC	GSC	3.050%	09/20/2012	18.913%	11,300	(4,002)	0	(4,002)
GMAC LLC	GSC	6.310%	09/20/2012	18.913%	9,300	(2,604)	0	(2,604)
GMAC LLC	JPM	5.400%	09/20/2012	18.913%	3,100	(932)	0	(932)
GMAC LLC	JPM	5.450%	09/20/2012	18.913%	3,100	(929)	0	(929)
GMAC LLC	MLP	6.300%	09/20/2012	18.913%	18,600	(5,211)	0	(5,211)

38	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
GMAC LLC	MSC	6.850%	06/20/2012	19.205%	$5,700	$(1,484)	$0	$(1,484)
GMAC LLC	UBS	3.620%	06/20/2011	21.034%	5,000	(1,401)	0	(1,401)
Goldman Sachs Group, Inc.	BCLY	0.770%	09/20/2012	2.961%	7,000	(478)	0	(478)
Goldman Sachs Group, Inc.	CSFB	0.740%	09/20/2012	2.961%	5,100	(353)	0	(353)
Goldman Sachs Group, Inc.	MSC	0.750%	09/20/2012	2.961%	2,100	(145)	0	(145)
Goldman Sachs Group, Inc.	RBS	0.780%	09/20/2012	2.961%	2,000	(136)	0	(136)

						$(32,410)	$0	$(32,410)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	$154,598	$13,836	$1,473	$12,363
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	4,099	367	18	349
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	54,461	4,875	1,086	3,789
CDX.IG-9 10-Year Index 3-7%	GSC	(6.550%	)	12/20/2017	22,700	12,061	0	12,061

						$31,139	$2,577	$28,562

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-9 5-Year Index 25-35%	GSC	6.385%	12/20/2012	$10,800	$(3,902)	$0	$(3,902)
CDX.HY-9 5-Year Index 25-35%	JPM	6.450%	12/20/2012	15,000	(5,444)	0	(5,444)
CDX.HY-9 5-Year Index 25-35%	MLP	6.510%	12/20/2012	10,600	(3,830)	0	(3,830)
CDX.HY-9 5-Year Index 25-35%	MLP	6.690%	12/20/2012	2,800	(998)	0	(998)
CDX.HY-9 5-Year Index 25-35%	MSC	6.570%	12/20/2012	2,800	(1,000)	0	(1,000)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	6,500	(96)	0	(96)
CDX.IG-9 5-Year Index 15-30%	MSC	1.130%	12/20/2012	4,800	(22)	0	(22)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	62,290	(20,977)	(9,996)	(10,981)

					$(36,269)	$(9,996)	$(26,273)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	33,900	$204	$0	$204
Pay	1-Month EUR-FRCPXTOB Index	2.040%	03/15/2010	BCLY		50,000	2,035	0	2,035
Pay	1-Month EUR-FRCPXTOB Index	2.103%	09/14/2010	BNP		60,000	2,798	0	2,798
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		52,200	2,419	(115)	2,534
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		8,800	469	(2)	471
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		22,700	1,210	12	1,198
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		33,900	1,405	0	1,405
Pay	1-Month EUR-FRCPXTOB Index	2.100%	03/13/2011	DUB		4,800	239	0	239
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		31,400	1,205	0	1,205
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		27,800	1,172	0	1,172
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		40,900	1,100	(85)	1,185
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		72,600	1,777	0	1,777
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		12,600	257	7	250
Pay	1-Month EUR-FRCPXTOB Index	1.983%	03/15/2012	BNP		5,200	112	11	101
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		5,900	120	0	120
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		3,000	63	0	63
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		2,200	39	1	38

See Accompanying Notes	Annual Report	March 31, 2009	39

Schedule of Investments  Real Return Fund  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.980%	04/30/2012	BCLY	EUR	9,200	$184	$0	$184
Pay	1-Month EUR-FRCPXTOB Index	2.238%	06/20/2012	BCLY		17,000	625	0	625
Pay	1-Month EUR-FRCPXTOB Index	2.098%	09/28/2012	BNP		33,000	606	0	606
Pay	1-Month EUR-FRCPXTOB Index	2.150%	01/19/2016	BNP		75,000	393	46	347
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		33,100	(1,053)	0	(1,053)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		30,000	(890)	0	(890)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	163,000	1,463	483	980
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		47,600	(758)	(347)	(411)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		190,500	(1,678)	(38)	(1,640)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		231,000	3,499	(792)	4,291
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		4,500	150	30	120
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		55,200	1,841	237	1,604
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	DUB		$515,900	14,293	2,742	11,551
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		684,000	18,950	13,123	5,827
Receive	3-Month USD-LIBOR	5.000%	12/20/2021	DUB		114,500	(24,717)	7,929	(32,646)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA		17,950	(4,126)	178	(4,304)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	GSC		3,000	(690)	(1)	(689)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	JPM		64,200	(14,756)	247	(15,003)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP		240,500	(55,276)	1,453	(56,729)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	RBS		14,700	(3,379)	(188)	(3,191)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		59,400	(16,192)	(622)	(15,570)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	RBS		164,900	(44,952)	0	(44,952)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		10,770	402	329	73
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CSFB		66,400	2,477	(4,064)	6,541
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	DUB		3,400	127	(210)	337
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		35,300	1,317	(1,650)	2,967
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		106,850	(36,915)	(6,592)	(30,323)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		43,100	(14,890)	(3,504)	(11,386)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		45,195	(15,614)	(6,251)	(9,363)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		18,450	(6,366)	0	(6,366)
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	DUB	EUR	169,800	6,283	(90)	6,373
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC		146,800	5,433	(78)	5,511
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	GSC		36,100	2,512	(76)	2,588
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	121,200	1,466	(1,245)	2,711
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	MSC		327,600	12,152	(854)	13,006
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		95,200	5,639	1,606	4,033
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	BCLY		5,500	728	(137)	865
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		3,000	397	(75)	472
Receive	30-Day USD-CMM Rate	4.000%	04/27/2009	MLP		$95,500	(1,421)	(3,616)	2,195
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		44,800	(7,422)	1,728	(9,150)
Pay	GBP-UKRPI Index	3.100%	11/14/2016	BCLY	GBP	40,000	1,417	0	1,417
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY		3,000	150	12	138
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		11,900	479	23	456
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		34,800	1,161	0	1,161
Pay	GBP-UKRPI Index	3.381%	06/14/2027	RBS		13,600	(587)	0	(587)
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		17,000	(487)	0	(487)
Pay	GBP-UKRPI Index	3.425%	10/17/2027	BCLY		5,250	(148)	0	(148)

							$(151,549)	$(435)	$(151,114)

(l)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$23,300	$249	$878
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	15,700	167	591
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	12,000	127	452
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	55,500	596	2,090
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	29,300	310	1,333

							$1,449	$5,344

(m)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$126.000	05/22/2009	7	$5	$5
Call - CBOT U.S. Treasury 10-Year Note June Futures	128.000	05/22/2009	768	176	185
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	775	271	166
Put - CME 90-Day Eurodollar September Futures	98.500	09/14/2009	436	136	94

				$588	$450

40	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	$126,400	$942	$203
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.100%	05/22/2009	1,100	4	3
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	4,900	123	414
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	4,000	131	441
Put - OTC 2-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	2.000%	07/27/2009	4,700	19	5
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	39,000	269	63
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	66,000	2,122	9,530
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	66,000	2,122	215
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	5,200	172	573
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	123,300	2,589	7,166
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	32,200	306	52
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	4,000	135	441
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	70,800	1,781	4,115
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	21,600	153	35
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	18,500	603	2,038
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	9,800	300	1,173
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	67,000	2,107	9,675
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	67,000	2,107	218

							$15,985	$36,360

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2008	11,983	$1,851,000	$68,414
Sales	36,110	585,500	34,457
Closing Buys	(7,704)	(531,400)	(22,798)
Expirations	(38,403)	(1,173,600)	(63,500)
Exercised	0	0	0

Balance at 03/31/2009	1,986	$731,500	$16,573

(n)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value (6)
Fannie Mae	5.000%	04/01/2039	$214,800	$218,196	$221,613
Fannie Mae	6.500%	04/01/2039	187,000	196,116	196,905
Freddie Mac	4.500%	12/01/2099	100	102	103
Freddie Mac	5.500%	04/01/2039	66,200	68,641	68,693
Freddie Mac	6.000%	04/01/2039	3,800	3,968	3,973
Treasury Inflation Protected Securities	1.750%	01/15/2028	40,040	33,724	38,810
Treasury Inflation Protected Securities	2.125%	01/15/2019	15,326	16,263	16,380

				$537,010	$546,477

(6)	Market value includes $346 of interest payable on short sales.

(o)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	DUB	34,632	04/2009	$0	$(2,025)	$(2,025)
Buy		UBS	36,553	05/2009	0	(254)	(254)
Sell	BRL	BCLY	55,184	06/2009	0	(736)	(736)
Buy		HSBC	93,315	06/2009	423	(5)	418
Sell		JPM	60,612	06/2009	0	(742)	(742)
Sell		MLP	81,467	06/2009	0	(1,509)	(1,509)
Sell	CHF	UBS	10,851	06/2009	0	(304)	(304)
Buy	CNY	BCLY	106,812	05/2009	201	0	201
Sell		BCLY	81,169	05/2009	0	(179)	(179)
Sell		CITI	37,530	05/2009	0	(92)	(92)
Buy		BCLY	51,344	07/2009	0	(481)	(481)
Buy		DUB	138,073	07/2009	0	(1,203)	(1,203)
Buy		HSBC	74,825	07/2009	0	(502)	(502)
Buy		BCLY	198,206	09/2009	0	(328)	(328)
Buy		CITI	52,053	09/2009	82	0	82
Sell		DUB	27,440	09/2009	0	(103)	(103)
Buy		HSBC	197,458	09/2009	0	(288)	(288)

See Accompanying Notes	Annual Report	March 31, 2009	41

Schedule of Investments  Real Return Fund  (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	JPM	20,823	09/2009	$0	$(73)	$(73)
Buy	EUR	BCLY	34,539	04/2009	1,811	0	1,811
Sell		BNP	10,781	04/2009	0	(710)	(710)
Sell		CSFB	25,367	04/2009	0	(1,678)	(1,678)
Buy		GSC	1,737	04/2009	29	0	29
Sell		HSBC	48,557	04/2009	0	(3,192)	(3,192)
Buy		RBC	13	04/2009	0	0	0
Sell		RBC	1,614	04/2009	1	0	1
Buy		RBS	3,056	04/2009	0	(81)	(81)
Buy	GBP	BCLY	6,622	04/2009	0	(124)	(124)
Sell		BCLY	2,870	04/2009	0	(3)	(3)
Buy		BNP	107	04/2009	0	(2)	(2)
Sell		DUB	20,244	04/2009	299	0	299
Sell		GSC	6,879	04/2009	0	(253)	(253)
Sell		HSBC	7,115	04/2009	0	(24)	(24)
Sell		MSC	33,882	04/2009	397	0	397
Buy		RBS	7,436	04/2009	8	(125)	(117)
Buy		UBS	5,169	04/2009	0	(209)	(209)
Sell	JPY	BNP	16,187,727	05/2009	2,795	0	2,795
Buy		CITI	2,500,992	05/2009	0	(407)	(407)
Sell		CITI	43,290	05/2009	0	(1)	(1)
Sell		HSBC	647,493	05/2009	40	0	40
Sell		MSC	16,037,728	06/2009	2,561	0	2,561
Buy	MXN	BCLY	2,870	05/2009	2	0	2
Sell		BCLY	66,767	05/2009	66	0	66
Buy		CITI	11,642	05/2009	11	0	11
Buy		HSBC	5,260	05/2009	0	(2)	(2)
Buy		JPM	2,870	05/2009	2	0	2
Sell		JPM	100	05/2009	0	0	0
Buy		MLP	44,225	05/2009	0	(146)	(146)
Sell		CITI	11,642	11/2009	0	(11)	(11)
Buy		JPM	2,306	11/2009	0	0	0
Sell	MYR	BCLY	635	08/2009	5	0	5
Buy	NZD	RBS	4,578	04/2009	334	0	334
Buy		RBS	4,578	05/2009	4	0	4
Sell	PHP	CITI	31,152	08/2009	3	0	3
Sell	PLN	BCLY	60,801	05/2009	2,423	0	2,423
Sell		CITI	62,392	05/2009	2,487	0	2,487
Buy		HSBC	130,931	05/2009	0	(21,046)	(21,046)
Sell		HSBC	5,246	05/2009	231	0	231
Sell		JPM	1,083	05/2009	44	0	44
Sell		UBS	1,409	05/2009	56	0	56
Sell	RUB	BCLY	50,015	05/2009	35	0	35
Buy		HSBC	17,945	05/2009	0	(213)	(213)
Sell		HSBC	8,536	05/2009	7	0	7
Buy		JPM	40,606	05/2009	0	(318)	(318)
Sell	SEK	UBS	5,030	06/2009	0	(65)	(65)
Buy	SGD	CITI	22,986	04/2009	0	(642)	(642)
Buy		DUB	14,594	04/2009	0	(298)	(298)
Sell		DUB	60,230	04/2009	748	0	748
Buy		HSBC	5,704	04/2009	0	(151)	(151)
Buy		RBS	9,697	04/2009	0	(224)	(224)
Buy		UBS	7,249	04/2009	0	(136)	(136)
Sell		CITI	8,664	07/2009	116	0	116
Buy		HSBC	8,664	07/2009	0	(299)	(299)

					$15,221	$(39,184)	$(23,963)

(p)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$279,747	$22,054,419	$66	$22,334,232
Short Sales, at value	0	(546,477)	0	(546,477)
Other Financial Instruments ++	188,435	(230,054)	22,424	(19,195)

Total	$468,182	$21,277,888	$22,490	$21,768,560

42	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$6,330	$601	$2	$0	$131	$(6,998)	$66
Other Financial Instruments ++	(10,099)	0	0	0	34,599	(2,076)	22,424

Total	$(3,769)	$601	$2	$0	$34,730	$(9,074)	$22,490

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	43

Schedule of Investments  RealEstateRealReturn Strategy Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (d) 8.1%

Short-Term Floating NAV Portfolio	1,400,367	$14,011

Total PIMCO Funds (Cost $14,010)		14,011

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 41.3%

BANKING & FINANCE 36.3%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013 (g)	$1,900	1,840

American Express Bank FSB
5.500% due 04/16/2013	600	518
6.000% due 09/13/2017	300	253

American Express Centurion Bank
6.000% due 09/13/2017	300	253

American Express Co.
7.000% due 03/19/2018 (g)	670	592
8.150% due 03/19/2038	190	173

American Honda Finance Corp.
2.038% due 06/20/2011 (g)	7,600	7,564

American International Group, Inc.
5.850% due 01/16/2018	200	78
8.175% due 05/15/2058	1,100	94
8.250% due 08/15/2018 (g)	1,000	429

ANZ National International Ltd.
6.200% due 07/19/2013	1,800	1,738

Bank of America Corp.
8.125% due 12/29/2049	4,800	1,974

Bank of Scotland PLC
1.344% due 12/08/2010	2,500	2,306

Barclays Bank PLC
5.450% due 09/12/2012	800	811
6.050% due 12/04/2017	300	236
7.434% due 09/29/2049	100	42
7.700% due 04/29/2049	1,600	704

Bear Stearns Cos. LLC
1.404% due 01/31/2011 (g)	2,380	2,265
6.950% due 08/10/2012	400	408

C10 Capital SPV Ltd.
6.722% due 12/31/2049	100	35

Capital One Financial Corp.
6.750% due 09/15/2017	300	251

Caterpillar Financial Services Corp.
1.976% due 06/24/2011	1,400	1,319

Citigroup Funding, Inc.
0.523% due 04/23/2009 (g)	900	898

Credit Suisse New York
5.000% due 05/15/2013	6,500	6,289

Danske Bank A/S
5.914% due 12/29/2049	3,000	1,051

GATX Financial Corp.
5.800% due 03/01/2016 (g)	1,000	826

General Electric Capital Corp.
5.875% due 01/14/2038 (g)	5,000	3,586

Goldman Sachs Group, Inc.
6.150% due 04/01/2018 (g)	900	824
6.750% due 10/01/2037 (g)	1,000	679

HBOS PLC
6.750% due 05/21/2018	1,000	773

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

HSBC Bank USA N.A.
7.000% due 01/15/2039	$2,500	$2,455

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	100	13
6.875% due 05/02/2018 (a)	900	112
7.500% due 05/11/2038 (a)	5,000	0

Merna Reinsurance Ltd.
1.870% due 07/07/2010	300	276

Metropolitan Life Global Funding I
1.972% due 06/25/2010	1,600	1,465
5.125% due 04/10/2013	500	457

Morgan Stanley
1.392% due 01/18/2011	1,000	903
1.592% due 10/18/2016 (g)	1,000	672

National Australia Bank Ltd.
5.350% due 06/12/2013	3,000	2,908

National Rural Utilities Cooperative Finance Corp.
2.210% due 07/01/2010	1,000	981

New York Life Global Funding
4.650% due 05/09/2013 (g)	1,400	1,365

Pacific Life Global Funding
5.150% due 04/15/2013	400	377

Pearson Dollar Finance PLC
5.700% due 06/01/2014	3,000	2,809

Pricoa Global Funding I
2.066% due 06/04/2010 (g)	3,000	2,703

Residential Reinsurance 2007 Ltd.
8.511% due 06/07/2010	400	388

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	300	165

Simon Property Group LP
6.125% due 05/30/2018	1,400	1,103

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	1,500	1,329

UBS AG
5.750% due 04/25/2018	2,500	2,096

Vita Capital III Ltd.
2.545% due 01/01/2012	300	270

Wachovia Bank N.A.
1.331% due 12/02/2010	300	281

Wells Fargo & Co.
4.375% due 01/31/2013	200	187

Wells Fargo Capital XIII
7.700% due 12/29/2049	700	334

		62,458

INDUSTRIALS 4.4%

Canadian Natural Resources Ltd.
6.000% due 08/15/2016	100	92

Computer Sciences Corp.
6.500% due 03/15/2018 (g)	2,500	2,376

DISH DBS Corp.
7.000% due 10/01/2013	600	560

Gaz Capital S.A.
7.343% due 04/11/2013	200	176
8.146% due 04/11/2018	300	247

Oracle Corp.
5.750% due 04/15/2018	900	942

Rockies Express Pipeline LLC
5.100% due 08/20/2009	600	600

Suncor Energy, Inc.
6.850% due 06/01/2039	2,800	2,125

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

UnitedHealth Group, Inc.
6.875% due 02/15/2038	$500	$445

		7,563

UTILITIES 0.6%

Constellation Energy Group, Inc.
4.550% due 06/15/2015	100	82

Embarq Corp.
7.082% due 06/01/2016	100	90

NGPL PipeCo. LLC
6.514% due 12/15/2012	500	478

Public Service Electric & Gas Co.
5.300% due 05/01/2018	400	404

		1,054

Total Corporate Bonds & Notes (Cost $88,782)		71,075

MUNICIPAL BONDS & NOTES 2.9%

Chicago, Illinois General Obligation Notes, (FSA Insured), Series 2006
7.222% due 01/01/2014	2,355	2,051

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2006
4.750% due 06/15/2038	200	184

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
7.657% due 12/15/2013	2,340	1,953

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	55

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	485	430
6.125% due 06/01/2032	400	280

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	54

Total Municipal Bonds & Notes (Cost $4,517)		5,007

U.S. GOVERNMENT AGENCIES 99.5%

Fannie Mae
3.022% due 09/01/2044 - 10/01/2044	140	137
5.000% due 05/01/2037 - 04/01/2039	56,900	58,705
5.000% due 02/01/2038 (g)	21,723	22,461
5.500% due 01/01/2037 - 01/01/2039	27,570	28,648
5.500% due 10/01/2036 (g)	2,730	2,837
6.000% due 09/01/2036 - 04/01/2039	20,802	21,741
6.000% due 02/01/2038 (g)	7,711	8,064

Freddie Mac
4.500% due 05/15/2017	43	45
5.000% due 12/14/2018	1,100	1,065
5.500% due 02/01/2038 (h)	100	104
5.500% due 09/01/2038 - 04/01/2039	1,139	1,182
6.000% due 10/01/2038 (g)	7,179	7,514
6.000% due 04/01/2039	3,800	3,973
6.587% due 10/01/2036 (h)	1,039	1,079
6.674% due 09/01/2036	892	926
6.713% due 07/01/2036	857	888

44	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ginnie Mae
6.000% due 08/15/2034 - 09/15/2038 (g)	$6,016	$6,295
6.000% due 05/15/2038 - 04/01/2039	5,500	5,745

Total U.S. Government Agencies (Cost $168,136)		171,409

U.S. TREASURY OBLIGATIONS 141.7%

Treasury Inflation Protected Securities (c)
1.625% due 01/15/2015	2,547	2,578
1.625% due 01/15/2018	2,323	2,358
1.875% due 07/15/2015	26,439	27,191
2.000% due 07/15/2014 (g)	52,639	54,481
2.375% due 01/15/2025 (g)	28,000	29,172
2.500% due 07/15/2016	17,710	19,005
2.625% due 07/15/2017 (g)	35,755	38,962
3.000% due 07/15/2012	470	502
3.500% due 01/15/2011	4,973	5,197
3.625% due 04/15/2028 (g)	25,453	31,466
3.875% due 04/15/2029 (g)	25,684	33,092

Total U.S. Treasury Obligations (Cost $225,695)		244,004

MORTGAGE-BACKED SECURITIES 4.1%

American Home Mortgage Assets
2.553% due 11/25/2046	1,385	411

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	210	136

BCAP LLC Trust
0.692% due 01/25/2037	587	225

Bear Stearns Adjustable Rate Mortgage Trust
2.472% due 03/25/2035	86	59
2.650% due 08/25/2035	65	46
2.940% due 03/25/2035	205	140
4.550% due 08/25/2035	117	82
4.840% due 01/25/2035	704	403

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	74	48
4.222% due 12/25/2035	48	37
4.248% due 08/25/2035	131	84
4.699% due 03/25/2034	691	547

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.862% due 06/25/2035		$439	$259

GSR Mortgage Loan Trust
4.541% due 09/25/2035		1,056	783

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043		210	142

Lehman XS Trust
0.602% due 07/25/2046		1	1

MLCC Mortgage Investors, Inc.
3.006% due 10/25/2035		449	301

Residential Accredit Loans, Inc.
0.702% due 06/25/2046		648	249
0.772% due 08/25/2037		4,749	1,706

Residential Asset Securitization Trust
0.922% due 01/25/2046		911	414
6.500% due 08/25/2036		1,000	388

Structured Adjustable Rate Mortgage Loan Trust
6.000% due 03/25/2036		1,281	617

Total Mortgage-Backed Securities (Cost $11,088)			7,078

ASSET-BACKED SECURITIES 11.5%

Chase Issuance Trust
1.006% due 01/15/2012		5,400	5,307
1.306% due 08/17/2015		1,400	1,241

MBNA Credit Card Master Note Trust
0.596% due 05/15/2013		1,900	1,793

SLM Student Loan Trust
1.159% due 07/25/2017		12,000	11,393

Total Asset-Backed Securities (Cost $20,404)			19,734

FOREIGN CURRENCY-DENOMINATED ISSUES 5.8%

General Electric Capital Corp.
6.500% due 09/15/2067	GBP	300	185

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	151,200	1,323
1.100% due 12/10/2016		110,330	965
1.400% due 06/10/2018		868,890	7,578

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	100	$30

Total Foreign Currency-Denominated Issues (Cost $10,976)			10,081

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

Wells Fargo & Co.
7.500% due 12/31/2049		300	144

Total Convertible Preferred Stocks (Cost $300)			144

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.4%

CERTIFICATES OF DEPOSIT 7.1%

Unicredito Italiano NY
1.156% due 05/15/2009		$6,700	6,700
1.156% due 05/18/2009		5,500	5,500

			12,200

U.S. CASH MANAGEMENT BILLS 0.5%
0.092% due 04/29/2009 (f)		900	900

U.S. TREASURY BILLS 8.8%
0.180% due 04/02/2009 - 06/11/2009 (b)(e)(f)		15,098	15,096

Total Short-Term Instruments (Cost $28,196)			28,196

PURCHASED OPTIONS (j) 0.0%
(Cost $7)			0

Total Investments 331.4% (Cost $572,111)			$570,739

Written Options (k) (0.5%) (Premiums $426)			(851)

Other Assets and Liabilities (Net) (230.9%)			(397,678)

Net Assets 100.0%			$172,210

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	The RealEstateRealReturn Strategy Fund is investing in shares of affiliated Funds.
(e)	Securities with an aggregate market value of $11,729 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(f)	Securities with an aggregate market value of $1,300 have been pledged as collateral for delayed-delivery securities on March 31, 2009.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $240,943 at a weighted average interest rate of 0.750%. On March 31, 2009, securities valued at $257,095 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $270 and cash of $1,418 have been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	30	$235
90-Day Euribor March Futures	Long	03/2010	22	2
90-Day Eurodollar December Futures	Long	12/2009	119	744
90-Day Eurodollar June Futures	Long	06/2009	72	411
90-Day Eurodollar June Futures	Long	06/2010	11	30
90-Day Eurodollar March Futures	Long	03/2010	194	1,264

See Accompanying Notes	Annual Report	March 31, 2009	45

Schedule of Investments  RealEstateRealReturn Strategy Fund  (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar September Futures	Long	09/2009	58	$356
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	8	2

				$3,044

(i)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Computer Sciences Corp.	MSC	(1.248%	)	03/20/2018	0.700%		$2,500	$(108)	$0	$(108)
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	3.697%		100	13	0	13
Credit Suisse Group	BCLY	(1.600%	)	06/20/2013	1.830%		2,000	17	0	17
Credit Suisse Group	BNP	(1.450%	)	06/20/2013	1.830%		4,500	64	0	64
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	3.518%		600	(4)	0	(4)
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	5.147%		1,000	191	0	191
Simon Property Group LP	DUB	(0.947%	)	06/20/2018	5.736%		1,400	370	0	370
UBS Warburg LLC	BCLY	(2.350%	)	03/20/2014	2.290%	EUR	1,300	(6)	0	(6)

								$537	$0	$537

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	2.162%	$100	$(4)	$0	$(4)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	13.959%	100	(25)	0	(25)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	13.959%	100	(25)	0	(25)
GMAC LLC	BOA	6.300%	09/20/2012	18.913%	700	(196)	0	(196)
GMAC LLC	GSC	3.050%	09/20/2012	18.913%	200	(71)	0	(71)
Goldman Sachs Group, Inc.	JPM	0.800%	09/20/2012	2.961%	100	(7)	0	(7)

						$(328)	$0	$(328)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	$878	$78	$12	$66
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	586	52	2	50
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	5,758	516	115	401

						$646	$129	$517

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-9 5-Year Index 25-35%	JPM	6.450%	12/20/2012	$300	$(109)	$0	$(109)
CDX.HY-9 5-Year Index 25-35%	MLP	6.510%	12/20/2012	100	(36)	0	(36)
CDX.HY-9 5-Year Index 25-35%	MLP	6.690%	12/20/2012	100	(36)	0	(36)
CDX.HY-9 5-Year Index 25-35%	MSC	6.570%	12/20/2012	400	(144)	0	(144)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	1,230	(414)	(188)	(226)

					$(739)	$(188)	$(551)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

46	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	500	$3	$0	$3
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		5,600	259	(10)	269
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	74	(4)	78
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,500	80	0	80
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		300	6	0	6
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		400	8	0	8
Pay	1-Month EUR-FRCPXTOB Index	2.138%	01/19/2016	BCLY		2,000	12	0	12
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		500	(16)	0	(16)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		500	(15)	0	(15)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	2,000	18	6	12
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		1,700	(27)	(24)	(3)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		1,900	(14)	(16)	2
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,900	64	13	51
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,300	44	3	41
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP		13,900	(3,195)	(58)	(3,137)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		6,600	(634)	(1,119)	485
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		1,300	(124)	(157)	33
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		3,400	(927)	(39)	(888)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		7,100	265	(606)	871
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CSFB		7,300	272	(447)	719
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		400	(138)	0	(138)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		3,800	(1,313)	(5)	(1,308)
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	BCLY	GBP	11,400	423	(29)	452
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		$4,800	(795)	(828)	33
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		2,300	(381)	89	(470)
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY	GBP	800	40	3	37
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		1,000	40	1	39
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		500	17	0	17
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		100	(2)	0	(2)

							$(5,956)	$(3,227)	$(2,729)

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DWRTT Index	22,298	1-Month USD-LIBOR plus 1.060%	$42,715	11/30/2009	BCLY	$1,324
Receive	DWRTT Index	7,459	1-Month USD-LIBOR less 0.150%	14,290	11/30/2009	JPM	456
Receive	DWRTT Index	24,110	1-Month USD-LIBOR less 0.050%	46,187	02/26/2010	JPM	1,469
Pay	DWRTT Index	7,101	1-Month USD-LIBOR less 0.250%	13,604	03/31/2009	MLP	(435)
Receive	DWRTT Index	7,101	1-Month USD-LIBOR less 0.250%	13,189	03/31/2009	MLP	435
Receive	DWRTT Index	6,729	1-Month USD-LIBOR less 0.110%	13,305	03/31/2010	MLP	0
Receive	DWRTT Index	23,381	1-Month USD-LIBOR less 0.300%	44,790	07/31/2009	UBS	1,436

							$4,685

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(j)	Purchased options outstanding on March 31, 2009:

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 05/01/2039	$110.000	05/05/2009	$22,100	$3	$0
Put - OTC Fannie Mae 5.500% due 06/01/2039	88.000	06/04/2009	30,300	3	0
Put - OTC Freddie Mac 6.000% due 06/01/2039	93.500	06/04/2009	3,800	0	0
Put - OTC Ginnie Mae 6.000% due 06/01/2039	93.500	06/11/2009	5,500	1	0

				$7	$0

(k)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar September Futures	$98.500	09/14/2009	7	$2	$2

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	$6,200	$42	$10
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	32	144

See Accompanying Notes	Annual Report	March 31, 2009	47

Schedule of Investments  RealEstateRealReturn Strategy Fund  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	$1,000	$32	$3
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	5,800	122	337
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	1,900	18	3
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	3,400	86	198
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	4,100	29	7
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	31	144
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	3

							$424	$849

Transactions in written call and put options for the period ended March 31, 2009:
	# of Contracts	Notional Amount	Premium
Balance at 03/31/2008	795	$13,400	$1,343
Sales	1,768	21,400	1,427
Closing Buys	(373)	(4,300)	(458)
Expirations	(2,183)	(5,100)	(1,886)
Exercised	0	0	0

Balance at 03/31/2009	7	$25,400	$426

(l)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value (7)
Fannie Mae	5.000%	04/01/2039	$79,000	$80,308	$81,506
Fannie Mae	5.500%	04/01/2039	900	923	934
Freddie Mac	5.000%	04/01/2039	200	204	206
Treasury Inflation Protected Securities	2.000%	07/15/2014	49,868	49,388	52,093

				$130,823	$134,739

(7)	Market value includes $479 of interest payable on short sales.

(m)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	DUB	472	04/2009	$0	$(28)	$(28)
Buy		UBS	550	05/2009	0	(4)	(4)
Sell	BRL	BNP	44	06/2009	1	0	1
Buy		HSBC	1,463	06/2009	8	0	8
Sell		HSBC	2,121	06/2009	0	(29)	(29)
Buy		UBS	499	06/2009	1	0	1
Buy	CNY	BCLY	3,813	05/2009	7	0	7
Buy		DUB	7,721	07/2009	0	(67)	(67)
Sell		DUB	13,924	07/2009	0	(39)	(39)
Buy		HSBC	9,533	07/2009	0	(64)	(64)
Buy		BCLY	12,544	09/2009	0	(21)	(21)
Buy		CITI	1,861	09/2009	3	0	3
Buy		HSBC	13,371	09/2009	0	(19)	(19)
Sell		JPM	21,012	09/2009	0	(78)	(78)
Buy	EUR	BCLY	813	04/2009	43	0	43
Sell		BNP	798	04/2009	0	(53)	(53)
Sell		HSBC	851	04/2009	0	(56)	(56)
Buy	GBP	BCLY	263	04/2009	0	(5)	(5)
Buy		BNP	312	04/2009	9	0	9
Sell		BNP	49	04/2009	1	0	1
Sell		DUB	553	04/2009	8	0	8
Sell		GSC	20	04/2009	0	(1)	(1)
Sell		MSC	927	04/2009	11	0	11
Buy		RBS	227	04/2009	0	(5)	(5)
Sell		RBS	35	04/2009	0	(1)	(1)
Buy		UBS	166	04/2009	0	(7)	(7)
Buy	JPY	BNP	6,042	05/2009	0	0	0
Sell		BNP	438,518	05/2009	76	0	76
Sell		HSBC	6,155	05/2009	0	0	0
Sell		MSC	438,518	06/2009	70	0	70
Buy	MXN	BCLY	20	05/2009	0	0	0
Sell		BCLY	1,346	05/2009	1	0	1

48	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	CITI	1,306	05/2009	$0	$(21)	$(21)
Buy		JPM	20	05/2009	0	0	0
Sell		CITI	338	11/2009	0	0	0
Buy	MYR	BCLY	167	08/2009	0	(1)	(1)
Buy	PHP	CITI	698	08/2009	0	0	0
Buy	PLN	HSBC	2,325	05/2009	0	(357)	(357)
Sell		UBS	2,325	05/2009	92	0	92
Sell	RUB	BCLY	1,128	05/2009	1	0	1
Buy		JPM	1,128	05/2009	0	(9)	(9)
Buy	SGD	CITI	1,547	04/2009	0	(43)	(43)
Buy		DUB	974	04/2009	0	(20)	(20)
Sell		DUB	4,045	04/2009	50	0	50
Buy		HSBC	380	04/2009	0	(10)	(10)
Buy		RBS	656	04/2009	0	(15)	(15)
Buy		UBS	488	04/2009	0	(9)	(9)
Sell		CITI	579	07/2009	8	0	8
Buy		HSBC	579	07/2009	0	(20)	(20)

					$390	$(982)	$(592)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$14,154	$556,585	$0	$570,739
Short Sales, at value	0	(134,739)	0	(134,739)
Other Financial Instruments ++	3,044	187	501	3,732

Total	$17,198	$422,033	$501	$439,732

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$0	$0	$0	$0	$(20)	$20	$0
Other Financial Instruments ++	(24)	0	0	0	539	(14)	501

Total	$(24)	$0	$0	$0	$519	$6	$501

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	49

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®

	SHARES	VALUE (000S)
PIMCO FUNDS (d) 0.0%

Short-Term Floating NAV Portfolio	283,911	$2,840

Total PIMCO Funds (Cost $2,841)		2,840

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 0.7%

Daimler Finance North America LLC
4.560% due 08/03/2012	$45,940	24,779

Georgia-Pacific Corp.
2.956% due 12/20/2012	352	311
3.292% due 12/20/2012	8,905	7,877
3.459% due 12/20/2012	290	257

HCA, Inc.
3.470% due 11/18/2013	19,025	16,232

Total Bank Loan Obligations (Cost $72,752)		49,456

CORPORATE BONDS & NOTES 22.4%

BANKING & FINANCE 16.5%

Ace INA Holdings, Inc.
5.600% due 05/15/2015	7,500	7,007

Allstate Life Global Funding II
1.901% due 05/21/2010	1,800	1,716

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	43,300	41,936

Allstate Life Global Funding Trusts CPI Linked Bond
1.140% due 03/01/2010	7,000	6,734

American Express Bank FSB
5.500% due 04/16/2013	14,700	12,694
6.000% due 09/13/2017	23,900	20,161

American Express Centurion Bank
0.637% due 07/13/2010	5,000	4,600
6.000% due 09/13/2017	24,800	20,920

American Express Co.
7.000% due 03/19/2018	25,740	22,757
8.150% due 03/19/2038	7,390	6,736

American Honda Finance Corp.
2.038% due 06/20/2011	29,400	29,262

American International Group, Inc.
5.850% due 01/16/2018	22,500	8,825
8.175% due 05/15/2058	23,800	2,029
8.250% due 08/15/2018	12,500	5,357

ANZ National International Ltd.
6.200% due 07/19/2013	33,200	32,056

Australia & New Zealand Banking Group Ltd.
3.200% due 12/15/2011	12,500	12,679

Bank of America Corp.
1.356% due 11/06/2009	9,600	9,474
5.650% due 05/01/2018	84,300	70,495
8.000% due 12/29/2049	14,700	5,894
8.125% due 12/29/2049	111,600	45,906

Bank of Scotland PLC
1.182% due 07/17/2009	4,600	4,574
1.344% due 12/08/2010	5,000	4,611

Barclays Bank PLC
6.050% due 12/04/2017	41,300	32,550
7.434% due 09/29/2049	8,500	3,536
7.700% due 04/29/2049	36,800	16,192

Bear Stearns Cos. LLC
6.950% due 08/10/2012	20,000	20,387
7.250% due 02/01/2018	15,000	15,526

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

C5 Capital SPV Ltd.
6.196% due 12/01/2049	$5,000	$1,753

C10 Capital SPV Ltd.
6.722% due 12/31/2049	1,000	351

Caelus Re Ltd.
7.511% due 06/07/2011	3,900	3,675

Calabash Re Ltd.
9.720% due 01/08/2010	4,100	3,958
12.220% due 01/08/2010	2,400	2,350

Caterpillar Financial Services Corp.
1.306% due 05/18/2009	2,400	2,392

Citigroup Capital XXI
8.300% due 12/21/2057	15,100	7,287

Citigroup Funding, Inc.
0.523% due 04/23/2009	5,000	4,988

Citigroup, Inc.
1.262% due 12/28/2009	24,400	22,532
5.500% due 04/11/2013	21,000	18,472
6.125% due 05/15/2018	69,900	60,474
8.400% due 04/29/2049	56,800	32,171

Credit Suisse New York
5.000% due 05/15/2013	34,900	33,766

Danske Bank A/S
5.914% due 12/29/2049	3,000	1,051
Ford Motor Credit Co. LLC
7.000% due 10/01/2013	200	134
7.250% due 10/25/2011	15,825	11,275
7.800% due 06/01/2012	1,000	678
7.875% due 06/15/2010	5,400	4,464

Foundation Re II Ltd.
7.988% due 11/26/2010	10,500	10,068

General Electric Capital Corp.
5.875% due 01/14/2038	25,000	17,928

Goldman Sachs Group, Inc.
5.950% due 01/18/2018	7,500	6,825
6.750% due 10/01/2037	63,000	42,754

HBOS PLC
6.750% due 05/21/2018	14,500	11,205

HSBC Finance Corp.
1.192% due 10/21/2009	600	567

International Lease Finance Corp.
6.625% due 11/15/2013	9,700	5,379

JPMorgan Chase & Co.
6.400% due 05/15/2038	10,500	10,342

Kamp Re 2005 Ltd.
0.656% due 12/14/2010 (a)	2,067	145

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	27,869	3,484
7.500% due 05/11/2038 (a)	5,000	1

Longpoint Re Ltd.
6.570% due 05/08/2010	11,900	11,560

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	2,500	2,233

Merna Reinsurance Ltd.
1.870% due 07/07/2010	27,000	24,827

Merrill Lynch & Co., Inc.
3.472% due 05/12/2010	21,500	20,250
5.450% due 02/05/2013	8,000	6,566
6.400% due 08/28/2017	29,100	20,920

Metropolitan Life Global Funding I
5.125% due 04/10/2013	12,800	11,705

Morgan Stanley
3.338% due 05/14/2010	52,400	51,059

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.000% due 04/28/2015	$1,600	$1,514
6.625% due 04/01/2018	11,700	11,182

National Australia Bank Ltd.
5.350% due 06/12/2013	27,100	26,266

Osiris Capital PLC
6.094% due 01/15/2010	1,700	1,668

Pacific Life Global Funding
5.150% due 04/15/2013	9,200	8,676

Pearson Dollar Finance Two PLC
5.500% due 05/06/2013	3,000	2,838

Prudential Financial, Inc.
2.040% due 06/10/2013	30,000	24,089
6.100% due 06/15/2017	2,000	1,369

Rabobank Nederland NV
1.646% due 05/19/2010	2,000	1,976

Residential Reinsurance 2007 Ltd.
8.511% due 06/07/2010	14,100	13,673
11.511% due 06/07/2010	8,800	8,489

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	7,300	4,020

SLM Corp.
1.520% due 03/15/2011	5,000	3,212

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	3,300	2,923
8.700% due 08/07/2018	17,800	15,509

UBS AG
5.875% due 12/20/2017	13,700	11,810

Vita Capital Ltd.
2.325% due 01/01/2010	3,500	3,393
2.825% due 01/01/2010	5,500	5,342

Vita Capital III Ltd.
2.525% due 01/01/2011	300	280
2.545% due 01/01/2012	8,000	7,194

Wachovia Bank N.A.
1.331% due 12/02/2010	27,200	25,503
2.138% due 05/14/2010	23,400	22,618

Wells Fargo & Co.
7.980% due 02/28/2049	17,900	8,423

Wells Fargo Capital XIII
7.700% due 12/29/2049	14,500	6,914

		1,153,084

INDUSTRIALS 4.5%

Altria Group, Inc.
9.250% due 08/06/2019	20,000	21,434

Amgen, Inc.
6.150% due 06/01/2018	10,600	11,219

AutoZone, Inc.
6.950% due 06/15/2016	10,000	9,821

Black & Decker Corp.
5.750% due 11/15/2016	5,000	4,507

Burlington Northern Santa Fe Corp.
5.650% due 05/01/2017	2,500	2,466

C8 Capital SPV Ltd.
6.640% due 12/29/2049	6,500	2,278

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,376

Con-way, Inc.
7.250% due 01/15/2018	10,000	7,776

CSX Corp.
6.250% due 03/15/2018	5,000	4,317

50	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

DISH DBS Corp.
6.375% due 10/01/2011	$3,000	$2,902
7.000% due 10/01/2013	5,000	4,662

Enterprise Products Operating LLC
6.500% due 01/31/2019	14,700	13,540

Gaz Capital S.A.
7.343% due 04/11/2013	4,600	4,054
8.146% due 04/11/2018	7,000	5,775

HCA, Inc.
9.250% due 11/15/2016	5,000	4,562

Home Depot, Inc.
5.400% due 03/01/2016	2,500	2,251

Hospira, Inc.
5.900% due 06/15/2014	2,500	2,399

Kraft Foods, Inc.
6.000% due 02/11/2013	11,350	11,972
6.125% due 02/01/2018	19,000	19,088
6.125% due 08/23/2018	6,300	6,331

Kroger Co.
4.950% due 01/15/2015	13,800	13,521
6.400% due 08/15/2017	5,000	5,144

Ltd. Brands, Inc.
6.900% due 07/15/2017	2,000	1,376

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	1,500	1,178
7.450% due 07/15/2017	2,000	1,269

Motorola, Inc.
6.000% due 11/15/2017	4,000	3,107

Nabors Industries, Inc.
6.150% due 02/15/2018	5,000	3,921

Nucor Corp.
5.750% due 12/01/2017	4,000	4,012

Philip Morris International, Inc.
5.650% due 05/16/2018	16,200	16,136

President and Fellows of Harvard College
6.000% due 01/15/2019	5,200	5,604

Rexam PLC
6.750% due 06/01/2013	12,800	11,118

Roche Holdings, Inc.
7.000% due 03/01/2039	15,400	16,187

Rockies Express Pipeline LLC
5.100% due 08/20/2009	11,600	11,604

Ryder System, Inc.
6.000% due 03/01/2013	6,900	6,193

Suncor Energy, Inc.
6.100% due 06/01/2018	6,500	5,554

Target Corp.
6.000% due 01/15/2018	4,000	4,027

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,081

Tyco Electronics Group S.A.
6.550% due 10/01/2017	3,500	2,653

Tyco International Finance S.A.
6.000% due 11/15/2013	8,000	7,538

Tyco International Ltd.
7.000% due 12/15/2019	11,000	9,347

UnitedHealth Group, Inc.
4.875% due 02/15/2013	2,300	2,243
6.875% due 02/15/2038	3,750	3,340

Valero Energy Corp.
6.625% due 06/15/2037	4,500	3,192

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Viacom, Inc.
6.125% due 10/05/2017	$4,000	$3,410
6.250% due 04/30/2016	2,500	2,198

Weatherford International Ltd.
5.500% due 02/15/2016	5,000	4,238

Williams Cos., Inc.
6.375% due 10/01/2010	20,000	19,688

		314,609

UTILITIES 1.4%

Consolidated Natural Gas Co.
5.000% due 03/01/2014	5,000	4,906

Constellation Energy Group, Inc.
4.550% due 06/15/2015	1,900	1,563

Duke Energy Carolinas LLC
5.100% due 04/15/2018	5,000	5,051

Embarq Corp.
7.082% due 06/01/2016	4,200	3,785

Enel Finance International S.A.
5.700% due 01/15/2013	38,200	38,659

FirstEnergy Corp.
6.450% due 11/15/2011	2,500	2,504

Midwest Generation LLC
8.300% due 07/02/2009	2,683	2,643

NiSource Finance Corp.
6.800% due 01/15/2019	6,000	4,833

Qwest Capital Funding, Inc.
7.000% due 08/03/2009	10,000	10,025
7.250% due 02/15/2011	2,000	1,920

Sempra Energy
6.150% due 06/15/2018	4,500	4,241

Telecom Italia Capital S.A.
6.999% due 06/04/2018	10,000	9,080

Verizon Communications, Inc.
5.500% due 04/01/2017	5,000	4,841
6.100% due 04/15/2018	1,400	1,390

		95,441

Total Corporate Bonds & Notes (Cost $1,939,979)		1,563,134

MUNICIPAL BONDS & NOTES 1.2%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.375% due 06/01/2032	1,200	1,335

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	1,500	1,259

California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	2,500	2,154

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	1,155	985

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	200	186

Chicago, Illinois General Obligation Notes, (FSA Insured), Series 2006
7.222% due 01/01/2014	3,000	2,535

Florida State Board of Education General Obligation Bonds, (MBIA Insured), Series 2007
4.750% due 06/01/2037	4,500	4,043

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Florida State Board of Education General Obligation Bonds, Series 2008
4.750% due 06/01/2037	$4,400	$4,050

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	700	360
5.750% due 06/01/2047	1,900	1,085

Los Angeles, California Community College District General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 08/01/2027	5,000	4,888

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2023	1,600	1,562

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,140	715

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	3,600	2,247
5.000% due 06/01/2041	1,200	623

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	8,000	7,749

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
7.657% due 12/15/2013	1,895	1,582

New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 10/15/2024	4,585	4,793

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	2,100	1,316
5.875% due 06/01/2047	16,000	8,790
6.000% due 06/01/2042	300	173

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	42,500	1,839

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	1,200	839

Santa Rosa, California Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 09/01/2024	11,225	4,735

Southern California State Metropolitan Water District Revenue Bonds, Series 2006
5.000% due 07/01/2029	5,565	5,591
5.000% due 07/01/2031	4,550	4,507

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,200

Texas State Water Development Board Revenue Bonds, Series 2007
4.500% due 07/15/2024	1,255	1,267

Washington State General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 07/01/2024	600	625

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	2,965	2,699

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,840	5,853

Total Municipal Bonds & Notes (Cost $99,368)		82,585

See Accompanying Notes	Annual Report	March 31, 2009	51

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 44.6%

Fannie Mae
0.652% due 03/25/2036	$2,250	$1,921
3.022% due 07/01/2044 - 10/01/2044	4,424	4,342
3.825% due 04/01/2033	1,031	1,043
4.705% due 05/01/2035	931	954
5.000% due 11/01/2033 - 03/01/2039	223,212	229,675
5.047% due 04/01/2035	328	334
5.485% due 05/01/2036	375	388
5.500% due 09/01/2035 - 04/01/2039	801,711	833,063
5.500% due 06/01/2037 - 09/01/2038 (f)	546,220	567,584
5.500% due 06/01/2038 (f)(g)	307,343	319,420
5.950% due 02/25/2044	6,656	6,852
6.000% due 07/01/2035 - 10/01/2038	642,361	671,884
6.000% due 08/01/2037 (g)	48,018	50,216

Freddie Mac
0.786% due 02/15/2019	83,824	81,154
0.826% due 01/15/2037	376	366
0.906% due 12/15/2030	34	33
0.956% due 11/15/2016 - 03/15/2017	2,090	2,074
4.000% due 10/15/2023	17	17
4.041% due 01/01/2034	23	24
4.500% due 05/15/2017	152	156
4.577% due 01/01/2034	616	622
5.000% due 01/15/2018 - 09/01/2038	33,292	33,137
5.134% due 06/01/2033	728	741
5.240% due 03/01/2034	2,061	2,109
5.250% due 08/15/2011	2,072	2,129
5.407% due 01/01/2034	1,191	1,211
5.500% due 05/15/2016 - 09/01/2038	203,344	211,124
5.500% due 07/01/2038 (g)	20,969	21,785
6.000% due 07/01/2033 - 07/01/2038	212	222

Ginnie Mae
3.750% due 12/20/2035	1,921	1,922
4.625% due 07/20/2035	101	101
5.500% due 01/15/2037 - 04/01/2039	34,630	36,067
6.000% due 09/15/2034 - 10/15/2038	24,196	25,324

Small Business Administration
5.902% due 02/10/2018	6,021	6,573

Total U.S. Government Agencies (Cost $3,009,202)		3,114,567

U.S. TREASURY OBLIGATIONS 95.4%

Treasury Inflation Protected Securities (c)
1.375% due 07/15/2018	22,860	22,746
1.625% due 01/15/2015 (f)	339,776	344,024
1.625% due 01/15/2018 (f)	404,801	410,747
1.875% due 07/15/2013 (f)	526,285	540,758
1.875% due 07/15/2015 (f)	749,094	770,397
2.000% due 04/15/2012 (f)	196,356	202,431
2.000% due 01/15/2014 (f)	564,425	582,593
2.000% due 07/15/2014	664,139	687,384
2.000% due 01/15/2016 (f)	233,518	241,618
2.000% due 01/15/2026	18,508	18,340
2.125% due 01/15/2019	33,883	36,212
2.375% due 04/15/2011	169,239	173,840
2.375% due 01/15/2017 (f)	211,104	224,826
2.375% due 01/15/2025	10,304	10,735
2.375% due 01/15/2027 (f)	106,046	111,083

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.500% due 07/15/2016	$943	$1,012
2.500% due 07/15/2016 (f)	511,930	549,365
2.500% due 01/15/2029	885	962
2.625% due 07/15/2017 (f)	580,060	632,084
3.000% due 07/15/2012 (f)	536,778	572,507
3.375% due 01/15/2012	55,527	59,171
3.500% due 01/15/2011 (f)	319,731	334,119
3.625% due 04/15/2028	22,618	27,961
3.875% due 04/15/2029 (f)	39,557	50,966

U.S. Treasury Bonds
3.500% due 02/15/2039 (f)	53,600	53,131

Total U.S. Treasury Obligations (Cost $6,356,693)		6,659,012

MORTGAGE-BACKED SECURITIES 3.9%

American Home Mortgage Assets
2.553% due 11/25/2046	11,309	3,357

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	10,140	6,586
5.658% due 06/10/2049	7,100	4,837
5.745% due 02/10/2051	7,100	5,067

Banc of America Funding Corp.
0.835% due 05/20/2035	606	250
6.106% due 01/20/2047	391	184

Banc of America Large Loan, Inc.
1.066% due 08/15/2029	486	319

BCAP LLC Trust
0.692% due 01/25/2037	14,424	5,528

Bear Stearns Adjustable Rate Mortgage Trust
2.472% due 03/25/2035	7,642	5,287
2.650% due 08/25/2035	5,006	3,505
2.940% due 03/25/2035	17,097	11,633
4.479% due 05/25/2033	258	219
4.550% due 08/25/2035	10,395	7,279
4.840% due 01/25/2035	6,821	3,904
5.735% due 02/25/2036	1,379	719

Bear Stearns Alt-A Trust
5.491% due 09/25/2035	1,212	600

Chase Mortgage Finance Corp.
5.428% due 03/25/2037	7,524	3,894

Citigroup Commercial Mortgage Trust
0.626% due 08/15/2021	81	67

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	7,839	5,099
4.098% due 08/25/2035	1,638	1,195
4.222% due 12/25/2035	1,735	1,333
4.248% due 08/25/2035	9,305	5,963
5.345% due 12/25/2035	1,234	616

Commercial Mortgage Pass-Through Certificates
5.816% due 12/10/2049	3,680	2,657

Countrywide Alternative Loan Trust
0.625% due 09/20/2046	1,811	1,775
0.702% due 05/25/2047	5,564	1,811
0.725% due 02/20/2047	12,787	4,544
0.740% due 12/20/2046	1,052	341
0.802% due 12/25/2035	842	339
2.633% due 12/25/2035	2,493	1,080
5.750% due 03/25/2037	1,100	494
5.886% due 11/25/2035	1,377	706

Countrywide Home Loan Mortgage Pass-Through Trust
0.862% due 06/25/2035	6,093	3,594
5.368% due 10/20/2035	1,480	751
6.080% due 09/25/2047	3,715	1,892

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.602% due 02/25/2037	575	524

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.622% due 10/25/2036	$3,175	$2,637
5.500% due 12/25/2035	1,500	482

Greenpoint Mortgage Funding Trust
0.602% due 10/25/2046	4,484	3,593

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,379	1,794

GSR Mortgage Loan Trust
4.541% due 09/25/2035	20,566	15,244
5.346% due 11/25/2035	1,330	814

Harborview Mortgage Loan Trust
0.646% due 01/19/2038	1,773	1,598
0.736% due 07/19/2046	15,096	5,500
0.776% due 05/19/2035	2,091	771
5.908% due 08/19/2036	3,084	1,459

Homebanc Mortgage Trust
0.702% due 12/25/2036	1,718	722
5.797% due 04/25/2037	1,430	964

Impac Secured Assets CMN Owner Trust
0.602% due 01/25/2037	1,441	985

Indymac IMSC Mortgage Loan Trust
0.702% due 07/25/2047	6,533	2,330

Indymac Index Mortgage Loan Trust
0.612% due 11/25/2046	5,338	4,921
0.712% due 09/25/2046	12,075	4,454
5.099% due 09/25/2035	1,309	739
5.278% due 06/25/2035	1,313	744

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	9,790	6,627
5.794% due 02/12/2051	9,500	6,313

Lehman XS Trust
0.602% due 07/25/2046	47	46

Luminent Mortgage Trust
0.692% due 12/25/2036	8,869	3,113
0.722% due 10/25/2046	3,180	1,312

MASTR Adjustable Rate Mortgages Trust
0.762% due 05/25/2037	1,445	601

Merrill Lynch Alternative Note Asset
0.822% due 03/25/2037	2,000	637
5.607% due 06/25/2037	1,606	653

Merrill Lynch Mortgage-Backed Securities Trust
5.849% due 04/25/2037	7,377	5,293

Merrill Lynch Mortgage Investors, Inc.
0.732% due 02/25/2036	1,586	880

Morgan Stanley Capital I
5.881% due 06/11/2049	3,000	2,158

Opteum Mortgage Acceptance Corp.
0.782% due 07/25/2035	1,035	862

Residential Accredit Loans, Inc.
0.822% due 08/25/2035	3,204	1,399
5.220% due 08/25/2035	1,019	441
5.714% due 02/25/2036	1,165	558

Residential Asset Securitization Trust
0.972% due 12/25/2036	2,147	965
6.250% due 10/25/2036	3,000	1,388
6.500% due 08/25/2036	1,000	388

Securitized Asset Sales, Inc.
5.315% due 11/26/2023	85	75

Sequoia Mortgage Trust
5.546% due 01/20/2047	2,953	1,725

Structured Adjustable Rate Mortgage Loan Trust
5.950% due 02/25/2036	1,261	603

Structured Asset Mortgage Investments, Inc.
0.592% due 08/25/2036	2,560	2,429
0.742% due 05/25/2046	6,659	2,393

52	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Structured Asset Securities Corp.
0.572% due 05/25/2036	$246	$226
4.440% due 12/25/2034	68	64
4.863% due 10/25/2035	3,642	2,157

TBW Mortgage-Backed Pass-Through Certificates
0.622% due 09/25/2036	224	221

Thornburg Mortgage Securities Trust
0.632% due 11/25/2046	1,170	1,005
0.642% due 09/25/2046	17,878	15,382

Wachovia Bank Commercial Mortgage Trust
0.646% due 09/15/2021	37,766	26,051

WaMu Mortgage Pass-Through Certificates
2.373% due 01/25/2047	8,388	2,607
2.393% due 04/25/2047	12,466	4,945
2.443% due 12/25/2046	3,355	1,241
2.833% due 11/25/2042	662	403
3.133% due 07/25/2046	15,095	7,714
3.133% due 11/25/2046	2,697	1,787
5.588% due 12/25/2036	12,455	6,231
5.845% due 02/25/2037	12,651	7,440
5.930% due 09/25/2036	6,279	3,561

Wells Fargo Mortgage-Backed Securities Trust
3.734% due 09/25/2034	4,505	3,714

Total Mortgage-Backed Securities (Cost $396,068)		273,308

ASSET-BACKED SECURITIES 0.9%

Aames Mortgage Investment Trust
0.672% due 08/25/2035	175	163

ACE Securities Corp.
0.572% due 07/25/2036	515	504
0.582% due 10/25/2036	219	160

American Express Credit Account Master Trust
1.506% due 08/15/2012	10,300	10,104

Argent Securities, Inc.
0.572% due 10/25/2036	1,127	1,083

Asset-Backed Funding Certificates
0.582% due 11/25/2036	438	404
0.872% due 06/25/2034	8,608	4,298

Asset-Backed Securities Corp. Home Equity
0.572% due 11/25/2036	90	89

Bear Stearns Asset-Backed Securities Trust
0.572% due 11/25/2036	523	437
0.602% due 10/25/2036	691	596
0.852% due 01/25/2036	469	414
0.972% due 03/25/2043	83	77

Bravo Mortgage Asset Trust
0.652% due 07/25/2036	62	61

Citigroup Mortgage Loan Trust, Inc.
0.602% due 01/25/2037	471	373

Countrywide Asset-Backed Certificates
0.572% due 03/25/2037	1,671	1,577
0.632% due 10/25/2046	3,255	2,928

First Franklin Mortgage Loan Asset-Backed Certificates
0.572% due 11/25/2036	8,066	7,190

Fremont Home Loan Trust
0.572% due 10/25/2036	617	560
0.582% due 01/25/2037	792	674

GSAA Trust
0.822% due 03/25/2037	2,000	338

GSAMP Trust
0.562% due 10/25/2046	977	894
0.592% due 10/25/2036	105	85

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

HSI Asset Securitization Corp. Trust
0.572% due 10/25/2036		$953	$594

Indymac Residential Asset-Backed Trust
0.572% due 11/25/2036		315	308

JPMorgan Mortgage Acquisition Corp.
0.542% due 11/25/2036		596	547
0.562% due 08/25/2036		176	173
0.572% due 07/25/2036		1,215	1,122
0.572% due 08/25/2036		2,128	1,917

Lehman XS Trust
0.602% due 11/25/2046		5,196	4,860

Long Beach Mortgage Loan Trust
0.562% due 11/25/2036		354	326

MBNA Credit Card Master Note Trust
0.656% due 12/15/2011		1,300	1,291

Merrill Lynch Mortgage Investors, Inc.
0.572% due 05/25/2037		1,445	1,398
0.582% due 04/25/2037		8	8
0.592% due 07/25/2037		1,801	1,632

Morgan Stanley ABS Capital I
0.562% due 10/25/2036		2,182	1,994
0.572% due 09/25/2036		1,404	1,331

Morgan Stanley IXIS Real Estate Capital Trust
0.572% due 11/25/2036		396	362

Morgan Stanley Mortgage Loan Trust
0.882% due 04/25/2037		2,000	762

Option One Mortgage Loan Trust
0.562% due 02/25/2037		93	90

Park Place Securities, Inc.
0.782% due 09/25/2035		401	258

Residential Asset Securities Corp.
0.592% due 11/25/2036		3,336	3,211

Securitized Asset-Backed Receivables LLC Trust
0.572% due 09/25/2036		560	491

Soundview Home Equity Loan Trust
0.582% due 11/25/2036		1,797	1,466
0.622% due 10/25/2036		38	37

Specialty Underwriting & Residential Finance
0.567% due 11/25/2037		206	197

Structured Asset Investment Loan Trust
0.572% due 07/25/2036		343	300

Structured Asset Securities Corp.
0.572% due 10/25/2036		3,678	3,222

Total Asset-Backed Securities (Cost $71,647)			60,906

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
1.645% due 10/04/2011		15,200	15,243

Total Sovereign Issues (Cost $15,189)			15,243

FOREIGN CURRENCY-DENOMINATED ISSUES 4.1%

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2010	BRL	5,511	4,307

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		46,160	19,533

Credit Logement S.A.
1.874% due 06/23/2015	EUR	1,400	1,605

General Electric Capital Corp.
5.500% due 09/15/2067		34,400	18,967
6.500% due 09/15/2067	GBP	9,400	5,799

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Green Valley Ltd.
6.329% due 01/10/2011	EUR	5,400	$6,878

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	5,533,920	48,414
1.100% due 12/10/2016		10,702,010	93,577
1.200% due 06/10/2017		8,613,720	74,614

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)		2,100,000	1,697

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	5,200	1,589

Silver Arrow S.A.
1.341% due 08/15/2014		3,621	4,770

Svenska Handelsbanken AB
1.830% due 03/16/2015		2,900	3,189

Total Foreign Currency-Denominated Issues (Cost $345,423)			284,939

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

Wells Fargo & Co.
7.500% due 12/31/2049		8,200	3,928

Total Convertible Preferred Stocks (Cost $8,200)			3,928

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.7%

CERTIFICATES OF DEPOSIT 2.0%

Sao Paolo IMI NY
1.924% due 06/09/2010		$13,500	13,499

Unicredito Italiano NY
1.156% due 05/15/2009		93,500	93,500
1.156% due 05/18/2009		36,300	36,296

			143,295

REPURCHASE AGREEMENTS 6.5%

Fixed Income Clearing Corp.
0.080% due 04/01/2009		17,720	17,720
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $18,076. Repurchase proceeds are $17,720.)

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009		181,700	181,700
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% - 2.125% due 04/30/2010 - 01/31/2014 valued at $183,655. Repurchase proceeds are $181,701.)
0.190% due 04/01/2009		186,388	186,388
(Dated 03/31/2009. Collateralized by Fannie Mae 3.875% - 4.750% due 11/19/2012 - 07/12/2013 valued at $190,671. Repurchase proceeds are $186,388.)
0.200% due 04/08/2009		4,931	4,931
(Dated 03/31/2009. Collateralized by U.S. Treasury Bonds 3.500% due 02/15/2039 valued at $4,978. Repurchase proceeds are $4,931.)
0.270% due 04/01/2009		62,100	62,100

(Dated 03/31/2009. Collateralized by Bank of America Corp. 2.100% due 04/30/2012 valued at $25,602 and Goldman Sachs Group, Inc. 1.625% due 07/15/2011 valued at $38,290. Repurchase proceeds are $62,100.)

			452,839

See Accompanying Notes	Annual Report	March 31, 2009	53

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.2%
0.980% due 05/15/2009 (g)	$12,000	$12,000

U.S. TREASURY BILLS 7.0%
0.191% due 04/02/2009 -
06/11/2009 (b)(e)(g)	485,390	485,329

Total Short-Term Instruments (Cost $1,093,468)		1,093,463

VALUE (000S)
PURCHASED OPTIONS (i) 0.1%
(Cost $5,616)	$4,637

Total Investments 189.3% (Cost $13,416,446)	$13,208,018

Written Options (j) (0.9%) (Premiums $22,715)	(65,492)

Other Assets and Liabilities (Net) (88.4%)	(6,165,820)

Net Assets 100.0%	$6,976,706

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	The CommodityRealReturn Strategy Fund® is investing in shares of affiliated Funds.
(e)	Securities with an aggregate market value of $396,755 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $3,311,347 at a weighted average interest rate of 1.834%. On March 31, 2009, securities valued at $3,642,228 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $48,427 and cash of $12,439 have been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	319	$3,153
90-Day Euribor June Futures	Long	06/2010	303	40
90-Day Euribor March Futures	Long	03/2010	303	35
90-Day Euribor September Futures	Long	09/2009	530	4,679
90-Day Euribor September Futures	Long	09/2010	304	45
90-Day Eurodollar December Futures	Long	12/2009	2,052	12,859
90-Day Eurodollar June Futures	Long	06/2009	2,999	19,420
90-Day Eurodollar June Futures	Long	06/2010	521	1,375
90-Day Eurodollar March Futures	Long	03/2010	1,926	8,837
90-Day Eurodollar September Futures	Long	09/2009	3,174	23,277
90-Day Eurodollar September Futures	Long	09/2010	480	1,139
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	45	274
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	1,342	12,146
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	739	110
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2009	45	289

				$87,678

(h)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ace INA Holdings, Inc.	JPM	(0.600%	)	06/20/2015	1.250%	$7,500	$270	$0	$270
Altria Group, Inc.	GSC	(1.417%	)	03/20/2019	1.131%	20,000	(481)	0	(481)
AutoZone, Inc.	BOA	(1.110%	)	06/20/2016	1.054%	10,000	(40)	0	(40)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	1.902%	5,000	278	0	278
Burlington Northern Santa Fe Corp.	BCLY	(0.720%	)	06/20/2017	0.837%	2,500	20	0	20
Citigroup, Inc.	BNP	(1.000%	)	06/20/2018	5.318%	1,000	241	0	241
Citigroup, Inc.	DUB	(0.950%	)	06/20/2018	5.318%	3,000	731	0	731
Citigroup, Inc.	DUB	(1.010%	)	06/20/2018	5.318%	3,000	721	0	721
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	1.200%	5,000	90	0	90
Computer Sciences Corp.	BCLY	(0.870%	)	03/20/2018	0.700%	2,500	(34)	0	(34)
Consolidated Natural Gas Co.	UBS	(0.590%	)	03/20/2014	0.694%	1,000	5	0	5
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	3.697%	1,900	253	0	253
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	5.108%	10,000	1,856	0	1,856
Credit Suisse Group	BCLY	(1.600%	)	06/20/2013	1.830%	19,700	163	0	163
Credit Suisse Group	JPM	(1.792%	)	06/20/2013	1.830%	15,200	12	0	12
CSX Corp.	CSFB	(1.050%	)	03/20/2018	1.589%	5,000	196	0	196
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	2.818%	1,000	(8)	0	(8)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	3.518%	5,000	(34)	0	(34)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	2.818%	2,000	(22)	0	(22)

54	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
FirstEnergy Corp.	CSFB	(0.500%	)	12/20/2011	1.180%	$2,500	$44	$0	$44
Home Depot, Inc.	GSC	(1.920%	)	03/20/2016	1.768%	2,500	(53)	0	(53)
Hospira, Inc.	MSC	(1.030%	)	06/20/2014	1.056%	2,500	2	0	2
International Lease Finance Corp.	BCLY	(1.540%	)	12/20/2013	19.688%	8,000	3,155	0	3,155
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	19.688%	1,700	668	0	668
Kraft Foods, Inc.	BOA	(1.040%	)	06/20/2018	0.932%	1,300	(12)	0	(12)
Kraft Foods, Inc.	CITI	(0.980%	)	06/20/2018	0.932%	2,000	(8)	0	(8)
Kraft Foods, Inc.	GSC	(0.860%	)	03/20/2018	0.936%	4,000	22	0	22
Kraft Foods, Inc.	GSC	(0.950%	)	09/20/2018	0.927%	3,000	(6)	0	(6)
Kraft Foods, Inc.	RBS	(1.130%	)	03/20/2018	0.936%	2,000	(30)	0	(30)
Kroger Co.	BNP	(0.360%	)	12/20/2012	1.083%	7,800	199	0	199
Kroger Co.	BOA	(0.900%	)	09/20/2017	1.063%	5,000	58	0	58
Kroger Co.	MSC	(0.595%	)	03/20/2015	1.119%	13,800	388	0	388
Ltd. Brands, Inc.	MSC	(3.113%	)	09/20/2017	4.328%	2,000	138	0	138
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	5.790%	2,000	382	0	382
Macy’s Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	7.136%	1,500	189	0	189
Marriott International, Inc.	CSFB	(0.640%	)	12/20/2012	4.243%	8,500	981	0	981
Marriott International, Inc.	GSC	(0.640%	)	12/20/2012	4.243%	14,400	1,661	0	1,661
Marriott International, Inc.	MSC	(0.630%	)	12/20/2012	4.243%	13,600	1,573	0	1,573
Marsh & McLennan Cos., Inc.	BOA	(1.180%	)	09/20/2015	0.890%	2,500	(44)	0	(44)
Masco Corp.	BCLY	(0.870%	)	12/20/2012	5.250%	3,800	519	0	519
Masco Corp.	BOA	(0.870%	)	12/20/2012	5.250%	6,700	915	0	915
Masco Corp.	DUB	(0.840%	)	12/20/2012	5.250%	14,400	1,980	0	1,980
Masco Corp.	MSC	(0.860%	)	12/20/2012	5.250%	15,000	2,053	0	2,053
Merrill Lynch & Co., Inc.	JPM	(0.920%	)	12/20/2012	6.006%	9,500	1,437	0	1,437
Merrill Lynch & Co., Inc.	JPM	(1.350%	)	09/20/2017	5.204%	5,000	1,044	0	1,044
Motorola, Inc.	DUB	(2.600%	)	12/20/2017	2.638%	4,000	6	0	6
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	2.938%	5,000	773	0	773
Newell Rubbermaid, Inc.	GSC	(0.319%	)	12/20/2012	2.750%	4,200	343	0	343
NiSource Finance Corp.	MSC	(1.470%	)	03/20/2019	4.195%	6,000	1,053	0	1,053
Nucor Corp.	CSFB	(0.486%	)	12/20/2017	1.264%	4,000	227	0	227
Pearson Dollar Finance PLC	JPM	(0.830%	)	06/20/2014	0.838%	3,000	0	0	0
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.906%	1,500	0	0	0
Pearson Dollar Finance Two PLC	CITI	(0.570%	)	06/20/2013	0.906%	1,500	20	0	20
Prudential Financial, Inc.	BCLY	(0.870%	)	06/20/2017	9.041%	2,000	689	0	689
Qwest Capital Funding, Inc.	JPM	(3.250%	)	09/20/2009	6.064%	12,000	145	0	145
Rexam PLC	BCLY	(1.450%	)	06/20/2013	4.048%	800	74	0	74
Rexam PLC	CITI	(1.450%	)	06/20/2013	4.048%	12,000	1,111	0	1,111
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	3.295%	6,900	588	0	588
Safeway, Inc.	BNP	(0.340%	)	12/20/2012	0.932%	8,100	170	0	170
Sempra Energy	BOA	(0.580%	)	06/20/2018	1.132%	3,000	127	0	127
Sempra Energy	DUB	(0.550%	)	06/20/2018	1.132%	1,500	67	0	67
Sherwin-Williams Co.	BOA	(0.430%	)	12/20/2012	0.950%	7,100	130	0	130
Staples, Inc.	MSC	(0.700%	)	12/20/2012	2.091%	6,400	305	0	305
Target Corp.	GSC	(1.180%	)	03/20/2018	1.450%	4,000	78	0	78
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.785%	3,500	132	0	132
Telecom Italia Capital S.A.	GSC	(1.550%	)	06/20/2018	3.119%	2,500	258	0	258
Telecom Italia Capital S.A.	JPM	(1.530%	)	06/20/2018	3.119%	7,500	785	0	785
TJX Cos., Inc.	MSC	(0.460%	)	12/20/2012	0.972%	6,900	125	0	125
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	3.565%	3,500	568	0	568
Tyco International Group S.A.	BOA	(0.750%	)	12/20/2013	2.412%	8,000	552	0	552
Tyco International Group S.A.	BOA	(1.120%	)	12/20/2019	2.165%	11,000	901	0	901
Verizon Communications, Inc.	GSC	(0.900%	)	06/20/2017	1.045%	5,000	50	0	50
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	2.525%	2,500	85	0	85
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	2.386%	4,000	340	0	340
Weatherford International Ltd.	BOA	(0.560%	)	03/20/2016	3.390%	5,000	776	0	776
Whirlpool Corp.	BNP	(0.680%	)	12/20/2012	5.133%	7,100	988	0	988

							$32,938	$0	$32,938

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	2.162%	$5,800	$(266)	$0	$(266)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	13.959%	3,000	(755)	0	(755)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	13.959%	3,300	(826)	0	(826)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	13.959%	8,500	(2,138)	0	(2,138)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	9.554%	2,500	(279)	0	(279)
General Electric Capital Corp.	BCLY	1.010%	03/20/2013	7.751%	22,200	(4,431)	0	(4,431)
General Electric Capital Corp.	BOA	0.850%	12/20/2009	10.020%	5,100	(321)	0	(321)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	9.395%	2,000	(248)	0	(248)
General Electric Capital Corp.	GSC	0.830%	12/20/2009	10.020%	4,000	(252)	0	(252)

See Accompanying Notes	Annual Report	March 31, 2009	55

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues – Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	10.009%	$1,600	$(65)	$0	$(65)
GMAC LLC	BCLY	3.050%	09/20/2012	18.913%	3,200	(1,133)	0	(1,133)
GMAC LLC	BOA	3.100%	06/20/2011	21.034%	3,500	(1,011)	0	(1,011)
GMAC LLC	GSC	3.050%	09/20/2012	18.913%	8,000	(2,833)	0	(2,833)
GMAC LLC	JPM	5.400%	09/20/2012	18.913%	3,000	(902)	0	(902)
GMAC LLC	JPM	5.450%	09/20/2012	18.913%	3,000	(899)	0	(899)
GMAC LLC	JPM	7.550%	09/20/2012	18.913%	10,000	(2,517)	0	(2,517)
GMAC LLC	MSC	6.850%	06/20/2012	19.205%	5,200	(1,353)	0	(1,353)
GMAC LLC	MSC	7.500%	09/20/2012	18.913%	10,000	(2,529)	0	(2,529)
GMAC LLC	UBS	3.620%	06/20/2011	21.034%	1,000	(271)	0	(271)
Goldman Sachs Group, Inc.	CSFB	0.740%	09/20/2012	2.961%	6,100	(422)	0	(422)
Goldman Sachs Group, Inc.	JPM	0.750%	09/20/2012	2.961%	7,100	(490)	0	(490)
Goldman Sachs Group, Inc.	MLP	0.750%	09/20/2012	2.961%	4,000	(276)	0	(276)
Goldman Sachs Group, Inc.	MSC	0.800%	09/20/2012	2.961%	6,800	(458)	0	(458)
Goldman Sachs Group, Inc.	RBS	0.780%	09/20/2012	2.961%	2,000	(136)	0	(136)

						$(24,811)	$0	$(24,811)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	$193,346	$17,304	$1,816	$15,488
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	99,942	8,945	1,415	7,530
CDX.IG-9 10-Year Index 3-7%	BCLY	(6.550%	)	12/20/2017	16,900	8,980	0	8,980
CDX.IG-9 10-Year Index 3-7%	GSC	(6.550%	)	12/20/2017	6,300	3,347	0	3,347

						$38,576	$3,231	$35,345

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-9 5-Year Index 25-35%	GSC	6.385%	12/20/2012	$4,200	$(1,532)	$0	$(1,532)
CDX.HY-9 5-Year Index 25-35%	MLP	6.510%	12/20/2012	3,100	(1,120)	0	(1,120)
CDX.HY-9 5-Year Index 25-35%	MLP	6.690%	12/20/2012	5,000	(1,783)	0	(1,783)
CDX.HY-9 5-Year Index 25-35%	MSC	6.570%	12/20/2012	16,900	(6,080)	0	(6,080)
CDX.IG-9 5-Year Index 15-30%	MSC	1.130%	12/20/2012	3,400	(33)	0	(33)
CDX.IG-9 5-Year Index 30-100%	CITI	0.710%	12/20/2012	23,529	12	0	12
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	1,945	5	0	5
CMBX.NA AAA 3 Index	GSC	0.080%	12/13/2049	13,210	(4,448)	(2,021)	(2,427)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	41,860	(14,097)	(6,695)	(7,402)

					$(29,076)	$(8,716)	$(20,360)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	26,000	$156	$0	$156
Pay	1-Month EUR-FRCPXTOB Index	2.103%	09/14/2010	BNP		30,000	1,399	0	1,399
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		32,700	1,515	(77)	1,592
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		4,900	261	0	261
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		23,700	1,264	55	1,209
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		21,200	879	0	879

56	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM	EUR	25,900	$994	$0	$994
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		39,400	1,662	0	1,662
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM		12,300	319	0	319
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		66,900	1,800	(139)	1,939
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		71,500	1,751	0	1,751
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		8,500	173	6	167
Pay	1-Month EUR-FRCPXTOB Index	1.983%	03/15/2012	BNP		5,500	117	11	106
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		5,700	116	0	116
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		13,600	268	0	268
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		3,500	73	0	73
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		6,600	117	3	114
Pay	1-Month EUR-FRCPXTOB Index	1.980%	04/30/2012	BCLY		9,200	184	0	184
Pay	1-Month EUR-FRCPXTOB Index	2.238%	06/20/2012	BCLY		40,000	1,471	0	1,471
Pay	1-Month EUR-FRCPXTOB Index	2.138%	01/19/2016	BCLY		32,700	189	0	189
Pay	1-Month EUR-FRCPXTOB Index	2.150%	01/19/2016	BNP		45,000	235	27	208
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		26,000	(827)	0	(827)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		25,000	(741)	0	(741)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	46,000	(733)	(336)	(397)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		206,000	(1,815)	(49)	(1,766)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		13,900	464	92	372
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		20,000	668	70	598
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		79,700	2,658	462	2,196
Receive	3-Month USD-LIBOR	5.000%	12/20/2021	DUB		$72,500	(15,650)	5,021	(20,671)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA		40,700	(9,354)	(2,669)	(6,685)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP		79,800	(18,341)	775	(19,116)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		44,900	(12,240)	(548)	(11,692)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		32,900	(8,969)	199	(9,168)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CSFB		94,700	3,532	(5,796)	9,328
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		3,600	135	(168)	303
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		57,600	(19,900)	(2,051)	(17,849)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		49,500	(17,102)	(3,787)	(13,315)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		14,100	(4,871)	(1,002)	(3,869)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	51,100	618	(525)	1,143
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	BCLY		234,600	8,702	(607)	9,309
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	MSC		45,300	1,680	(118)	1,798
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		62,000	3,672	1,046	2,626
Receive	30-Day USD-CMM Rate	4.000%	04/27/2009	MLP		$55,300	(823)	(2,094)	1,271
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		26,700	(4,423)	1,030	(5,453)
Pay	GBP-UKRPI Index	3.103%	11/14/2016	UBS	GBP	35,000	1,098	0	1,098
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY		7,500	376	31	345
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		24,200	974	48	926
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		39,100	1,304	0	1,304
Pay	GBP-UKRPI Index	3.381%	06/14/2027	RBS		8,000	(345)	0	(345)
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		11,800	(338)	0	(338)
Pay	GBP-UKRPI Index	3.425%	10/17/2027	BCLY		4,250	(120)	0	(120)
Pay	GBP-UKRPI Index	3.488%	12/06/2027	RBS		4,500	(54)	0	(54)

							$(75,822)	$(11,090)	$(64,732)

Total Return Swaps on Commodities

Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Corn December Futures	$445.000	11/26/2010	MSC	2,000	$53	$0	$53
Receive	CBOT Corn December Futures	447.000	11/26/2010	MSC	3,110	23	0	23
Pay	CBOT Wheat December Futures	(670.000)	11/20/2009	CITI	120	91	0	91
Pay	CBOT Wheat December Futures	(624.000)	11/25/2009	MSC	1,000	301	0	301
Pay	CBOT Wheat December Futures	(627.000)	11/25/2009	MSC	1,350	447	0	447
Receive	CBOT Wheat July Futures	607.340	06/25/2010	CITI	1,360	148	0	148
Pay	ICE Gas Oil June Futures	(472.479)	06/09/2010	MSC	29	(1,651)	0	(1,651)
Pay	ICE Gas Oil June Futures	(585.123)	06/09/2010	MSC	14	719	0	719
Receive	KCBT Wheat December Futures	680.000	11/20/2009	CITI	120	(82)	0	(82)
Receive	KCBT Wheat December Futures	636.000	11/25/2009	MSC	1,000	(245)	0	(245)
Receive	KCBT Wheat December Futures	638.510	11/25/2009	MSC	1,350	(364)	0	(364)
Receive	NYMEX Heating Oil June Futures	141.000	05/27/2010	MSC	9,156	2,107	0	2,107
Receive	NYMEX Heating Oil June Futures	177.000	05/27/2010	MSC	4,200	(511)	0	(511)

						$1,036	$0	$1,036

See Accompanying Notes	Annual Report	March 31, 2009	57

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJAIGTR Index	9,304,943	3-Month U.S. Treasury Bill rate plus a specified spread	$1,008,700	04/28/2009	BCLY	$(20,666)
Receive	GSCITR Index	27,869	3-Month U.S. Treasury Bill rate plus a specified spread	13,800	04/28/2009	BCLY	145
Receive	DJAIGTR Index	1,976,406	3-Month U.S. Treasury Bill rate plus a specified spread	521,120	04/28/2009	CITI	(10,910)
Pay	DJAIWHTR Index	150,967	3-Month U.S. Treasury Bill rate plus a specified spread	7,550	04/28/2009	CITI	306
Receive	DJAIGTR Index	7,486,937	3-Month U.S. Treasury Bill rate plus a specified spread	994,730	04/28/2009	CSFB	(23,932)
Receive	DJAIGTR Index	3,739,993	3-Month U.S. Treasury Bill rate plus a specified spread	757,510	04/28/2009	GSC	8,567
Receive	DJAIGTR Index	1,532,712	3-Month U.S. Treasury Bill rate plus a specified spread	540,630	04/28/2009	JPM	(8,018)
Receive	DJAIGTR Index	3,123,833	3-Month U.S. Treasury Bill rate plus a specified spread	704,240	04/28/2009	MLP	(16,944)
Pay	DJAIGTR Index	137,084	3-Month U.S. Treasury Bill rate plus a specified spread	32,700	04/28/2009	MSC	788
Receive	DJAIGTR Index	9,525,835	3-Month U.S. Treasury Bill rate plus a specified spread	2,269,250	04/28/2009	MSC	(54,685)
Pay	SPGCCNTR Index	118,126	3-Month U.S. Treasury Bill rate plus a specified spread	14,820	04/28/2009	MSC	(308)
Pay	DJAIHGTR Index	33,200	3-Month U.S. Treasury Bill rate plus a specified spread	13,640	04/28/2009	MYC	(279)
Receive	DJAIGTR Index	1,014,367	3-Month U.S. Treasury Bill rate plus a specified spread	228,680	04/28/2009	RBS	(5,501)

							$(131,437)

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on March 31, 2009:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - OTC NYMEX WTI Crude December Futures	$102.000	12/31/2009	502	$4,428	$254

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$19,100	$204	$719
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	12,900	137	486
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	9,900	105	373
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	45,600	490	1,718
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	23,900	252	1,087

							$1,188	$4,383

(j)	Written options outstanding on March 31, 2009:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - OTC NYMEX Heating Oil December Futures	$300.000	12/31/2009	502	$4,428	$202

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$128.000	05/22/2009	809	$183	$195
Call - OTC DJAIGTR January Futures	245.000	01/04/2011	37,500,000	1,492	61
Call - OTC DJAIGTR January Futures	250.000	01/11/2011	19,800,000	756	29
Call - OTC DJAIGTR October Futures	230.000	10/19/2010	68,000,000	0	194
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	809	270	173
Put - CME 90-Day Eurodollar September Futures	98.500	09/14/2009	247	77	53
Put - OTC DJAIGTR January Futures	160.000	01/04/2011	37,500,000	2,035	10,954

58	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

Options on Exchange-Traded Futures Contracts (Cont.)
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - OTC DJAIGTR January Futures	$160.000	01/11/2011	19,800,000	$1,071	$5,757
Put - OTC DJAIGTR October Futures	150.000	10/19/2010	68,000,000	0	18,501

				$5,884	$35,917

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	$64,800	$484	$104
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	4,000	100	338
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	3,300	108	364
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	8,000	57	13
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	64,000	2,058	9,242
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	64,000	2,058	209
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	4,300	142	474
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	65,400	1,373	3,801
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	13,300	126	21
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	3,300	111	364
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	38,100	958	2,214
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	15,200	495	1,674
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	8,000	245	957
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	65,000	2,044	9,386
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	65,000	2,044	212

							$12,403	$29,373

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2008	389,620,933	$1,489,300	$94,710
Sales	136,028,579	325,700	27,240
Closing Buys	(136,009,177)	(696,200)	(46,748)
Expirations	(139,030,658)	(589,000)	(45,456)
Exercised	(7,310)	(44,100)	(7,031)

Balance at 03/31/2009	250,602,367	$485,700	$22,715

(k)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	03/01/2039	$109,200	$111,299	$111,845
Fannie Mae	5.000%	04/01/2039	116,000	118,249	119,679
Fannie Mae	5.500%	04/01/2039	379,400	388,066	393,805
Freddie Mac	6.000%	04/01/2039	48,000	49,552	50,183
Treasury Inflation Protected Securities	3.875%	04/15/2029	10,202	13,178	13,145

				$680,344	$688,657

(l)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	DUB	26,417	04/2009	$0	$(1,545)	$(1,545)
Buy		BCLY	1,949	05/2009	0	(9)	(9)
Buy		UBS	26,876	05/2009	0	(187)	(187)
Sell	BRL	BCLY	54,698	06/2009	0	(730)	(730)
Buy		HSBC	48,560	06/2009	237	0	237
Sell		HSBC	53,051	06/2009	2	(818)	(816)
Buy		RBC	347	06/2009	0	(35)	(35)
Sell	CAD	MSC	354	04/2009	4	0	4
Buy		UBS	360	04/2009	6	0	6
Sell	CHF	UBS	11,295	06/2009	0	(316)	(316)
Buy	CNY	BCLY	86,988	05/2009	164	0	164
Buy		DUB	133,245	07/2009	0	(1,161)	(1,161)
Buy		HSBC	92,984	07/2009	0	(762)	(762)
Buy		BCLY	97,383	09/2009	0	(161)	(161)
Buy		CITI	42,401	09/2009	67	0	67
Sell		DUB	23,254	09/2009	0	(87)	(87)

See Accompanying Notes	Annual Report	March 31, 2009	59

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	HSBC	133,642	09/2009	$0	$(195)	$(195)
Sell		JPM	213,691	09/2009	0	(799)	(799)
Buy	EUR	BCLY	27,729	04/2009	1,454	0	1,454
Sell		CSFB	21,633	04/2009	0	(1,431)	(1,431)
Sell		HSBC	51,163	04/2009	0	(3,363)	(3,363)
Sell		RBC	1,540	04/2009	0	0	0
Buy		RBS	3,026	04/2009	0	(80)	(80)
Buy	GBP	BCLY	1,571	04/2009	23	0	23
Sell		BCLY	84	04/2009	2	0	2
Sell		DUB	9,793	04/2009	145	0	145
Sell		HSBC	740	04/2009	14	0	14
Sell		MSC	16,390	04/2009	192	0	192
Buy		RBS	3,405	04/2009	0	(69)	(69)
Sell		RBS	3,142	04/2009	0	(15)	(15)
Buy		UBS	4,200	04/2009	0	(170)	(170)
Sell	JPY	BNP	10,865,107	05/2009	1,885	0	1,885
Sell		MSC	10,865,107	06/2009	1,735	0	1,735
Buy	MXN	BCLY	1,900	05/2009	1	0	1
Sell		BCLY	26,249	05/2009	26	0	26
Buy		CITI	4,576	05/2009	2	(43)	(41)
Sell		CITI	1,997	05/2009	0	(2)	(2)
Buy		HSBC	3,471	05/2009	0	(1)	(1)
Buy		JPM	1,900	05/2009	2	0	2
Buy		MLP	16,399	05/2009	0	(60)	(60)
Buy		CITI	1,997	11/2009	2	0	2
Sell		CITI	2,579	11/2009	0	(3)	(3)
Buy		JPM	1,522	11/2009	0	0	0
Buy	MYR	BCLY	1,978	08/2009	0	(16)	(16)
Sell	PHP	CITI	8,748	08/2009	3	0	3
Sell	PLN	BCLY	15,692	05/2009	625	0	625
Buy		HSBC	556	05/2009	0	(81)	(81)
Sell		HSBC	1,084	05/2009	49	0	49
Sell		JPM	132,302	05/2009	5,052	0	5,052
Buy		RBS	129,713	05/2009	0	(20,890)	(20,890)
Buy		UBS	18,810	05/2009	0	(3,006)	(3,006)
Buy	RUB	BCLY	23,780	05/2009	0	(21)	(21)
Sell		BCLY	60,931	05/2009	51	0	51
Buy		HSBC	14,028	05/2009	0	(167)	(167)
Buy		JPM	23,123	05/2009	0	(181)	(181)
Buy	SGD	CITI	27,773	04/2009	0	(775)	(775)
Buy		DUB	17,618	04/2009	0	(360)	(360)
Sell		DUB	72,565	04/2009	900	0	900
Buy		HSBC	6,875	04/2009	0	(181)	(181)
Buy		RBS	11,710	04/2009	0	(270)	(270)
Buy		UBS	8,743	04/2009	0	(164)	(164)
Sell		CITI	10,414	07/2009	139	0	139
Buy		DUB	89	07/2009	0	0	0
Buy		HSBC	10,443	07/2009	0	(360)	(360)

					$12,782	$(38,514)	$(25,732)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$6,768	$13,199,299	$1,951	$13,208,018
Short Sales, at value	0	(688,657)	0	(688,657)
Other Financial Instruments ++	87,678	(191,221)	(72,024)	(175,567)

Total	$94,446	$12,319,421	$(70,073)	$12,343,794

60	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$28,310	$(36,414)	$0	$29,125	$(11,400)	$(7,670)	$1,951
Other Financial Instruments ++	(132,025)	36,412	0	(17,044)	41,273	(640)	(72,024)

Total	$(103,715)	$(2)	$0	$12,081	$29,873	$(8,310)	$(70,073)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	61

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Class P shares (the “Institutional Classes”) of four funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds have adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedules of Investments for each respective fund.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedules of Investments and disclosures within Footnote 4(d), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment advisor, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

62	PIMCO Funds	Inflation-Protected Funds

March 31, 2009

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of the CommodityRealReturn Strategy Fund® and the RealEstateRealReturn Strategy Fund are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the Real Return Asset Fund and the Real Return Fund are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  FASB Statement of Financial Accounting Standards No. 95, Statement of Cash Flows (“FAS 95”), requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided. FASB Statement of Financial Accounting Standards No. 102, Statement of Cash Flows—Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale, (“FAS 102”) exempts investment companies meeting certain conditions from the requirements of FAS 95. One of the conditions to be met under FAS 102 is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

(h) New Accounting Pronouncements  In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FAS 133. FAS 161 amends and expands the qualitative and quantitative disclosure requirements of FAS 133 for derivative and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

On April 9, 2009, the FASB issued Staff Position No. FAS 157-4 (the “FSP”) to provide additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for an asset or liability have significantly decreased. This FSP also includes requirements to disclose the inputs and

Annual Report	March 31, 2009	63

Notes to Financial Statements  (Cont.)

valuation technique(s) used to measure fair value and guidance on identifying circumstances that indicate when a transaction is not considered orderly. The FSP is effective for fiscal years and interim periods ending after June 15, 2009.

Management is currently evaluating the impact the adoption of FAS 161 and the FSP will have on the Funds’ financial statement disclosures.

3.  CASH, SECURITIES AND OTHER INVESTMENTS

(a) Commodities Index-Linked/Structured Notes  Certain Funds may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Funds have the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss.

(b) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(c) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(d) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(e) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

64	PIMCO Funds	Inflation-Protected Funds

March 31, 2009

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(f) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales   Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and

Annual Report	March 31, 2009	65

Notes to Financial Statements  (Cont.)

FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

4. FINANCIAL DERIVATIVE INSTRUMENTS

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash segregated on the Statements of Assets and Liabilities or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss or cost basis of the security.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

66	PIMCO Funds	Inflation-Protected Funds

March 31, 2009

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2009 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Annual Report	March 31, 2009	67

Notes to Financial Statements  (Cont.)

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments.

PIMCO, as the investment advisor, minimizes credit risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net changes in realized gain (loss) on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction

68	PIMCO Funds	Inflation-Protected Funds

March 31, 2009

occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

6.  BASIS FOR CONSOLIDATION FOR THE PIMCO COMMODITYREALRETURN STRATEGY FUND®

The PIMCO Cayman Commodity Fund I Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the CommodityRealReturn Strategy Fund® (the “CRRS Fund”) in order to effect certain investments for the CRRS Fund consistent with the CRRS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the CRRS Fund and the Subsidiary on August 1, 2006, comprising the entire issued share capital of the Subsidiary with the intent that the CRRS Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of March 31, 2009, net assets of the CRRS Fund were approximately $7 billion, of which approximately $1.396 billion, or approximately 20%, represented the CRRS Fund’s ownership of all issued shares and voting rights of the Subsidiary.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	Administrative Class	A, B and C Classes	Class D		Class P	Class R
Real Return Asset Fund	0.30%	(1)	0.25%	N/A	N/A	N/A		N/A	N/A
Real Return Fund	0.25%		0.20%	0.20%	0.40%	0.35%	(2)	0.30%	0.40%
RealEstateRealReturn Strategy Fund	0.49%		0.25%	N/A	0.45%	0.40%	(3)	0.35%	N/A
CommodityRealReturn Strategy Fund®	0.49%		0.25%	0.25%	0.50%	0.50%		0.35%	N/A

(1)	Effective October 1, 2008, the Fund’s Investment Advisory Fee was reduced by 0.05% to 0.30% per annum.
(2)	Effective October 1, 2008, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.
(3)	Effective October 1, 2008, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.40% per annum.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2009.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
Real Return Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

Annual Report	March 31, 2009	69

Notes to Financial Statements  (Cont.)

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2009, AGID received $14,242,595 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Prior to July 31, 2007, Redemption Fees were charged on shares redeemed or exchanged within 7 days, 30 days, or 60 days (depending on the length of the applicable Fund’s holding period) after their acquisition, including shares acquired through exchanges. Effective July 31, 2007, the holding periods for certain Funds were reduced to 7 days or 30 days, or were no longer subject to a Redemption Fee. Effective May 1, 2009, the Funds will no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Prior to August 11, 2008, these expenses were allocated on a pro-rata basis to each Fund of the Trust (excluding the All Asset, All Asset All Authority, RealRetirementTM

2010, RealRetirementTM 2020, RealRetirementTM 2030, RealRetirementTM 2040, and RealRetirementTM 2050 Funds which do not bear such expenses) according to its respective net assets. Effective August 11, 2008, the All Asset Fund, All Asset All Authority Fund and PAPS Short-Term Floating NAV Portfolio do not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS No. 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 7.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2009, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Real Return Asset Fund	$38,158	$0
Real Return Fund	374,845	21,889
RealEstateRealReturn Strategy Fund	21,889	46,323
CommodityRealReturn Strategy Fund®	0	64,858

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2009 (amounts in thousands):

Fund Name	Market Value 03/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2009	Dividend Income	Net Capital and Realized Gain
Real Return Asset Fund	$0	$566,521	$489,500	$0	$77,031	$21	$9
Real Return Fund	0	2,620,593	2,353,000	20	267,844	193	231
RealEstateRealReturn Strategy Fund	0	88,807	74,800	1	14,011	7	3
CommodityRealReturn Strategy Fund®	0	1,521,908	1,519,200	(1)	2,840	308	133

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

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March 31, 2009

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
Real Return Asset Fund	$60,123,786	$59,190,750	$2,920,943	$1,128,432
Real Return Fund	220,394,323	222,493,237	7,538,647	4,704,485
RealEstateRealReturn Strategy Fund	14,887,881	15,039,052	421,296	297,721
CommodityRealReturn Strategy Fund®	181,155,401	187,755,244	9,375,530	5,787,718

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Real Return Asset Fund				Real Return Fund
	Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	261,695	$2,922,113	206,468	$2,300,752	243,142	$2,584,278	345,841	$3,856,435
Administrative Class	0	0	0	0	62,775	670,678	40,364	448,445
Class P	0	0	0	0	209	2,001	0	0
Other Classes	0	0	0	0	299,774	3,150,486	187,165	2,084,270
Issued as reinvestment of distributions
Institutional Class	35,552	349,332	10,468	118,001	40,147	396,284	41,955	457,670
Administrative Class	0	0	0	0	5,132	49,962	3,740	40,823
Class P	0	0	0	0	0	4	0	0
Other Classes	0	0	0	0	32,282	312,661	31,600	344,160
Cost of shares redeemed
Institutional Class	(184,499)	(1,853,869)	(151,108)	(1,687,855)	(486,927)	(4,977,676)	(172,240)	(1,880,630)
Administrative Class	0	0	0	0	(60,792)	(616,410)	(18,954)	(207,443)
Class P	0	0	0	0	(6)	(59)	0	0
Other Classes	0	0	0	0	(283,424)	(2,881,554)	(202,507)	(2,208,276)
Net increase (decrease) resulting from Fund share transactions	112,748	$1,417,576	65,828	$730,898	(147,688)	$(1,309,345)	256,964	$2,935,454

Annual Report	March 31, 2009	71

Notes to Financial Statements  (Cont.)

	RealEstateRealReturn Strategy Fund				CommodityRealReturn Strategy Fund®
	Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	210,712	$938,060	60,564	$353,870	444,450	$3,864,057	143,564	$2,364,522
Administrative Class	0	0	0	0	85,055	884,467	26,865	418,000
Class P	2	10	0	0	2,841	20,913	0	0
Other Classes	15,099	83,212	2,629	16,670	137,490	1,543,152	88,340	1,457,582
Issued as reinvestment of distributions
Institutional Class	0	0	2,359	13,780	134,365	906,566	20,954	331,437
Administrative Class	0	0	0	0	34,606	225,581	4,221	66,651
Class P	0	0	0	0	132	783	0	0
Other Classes	0	0	935	5,538	79,583	530,703	13,113	206,578
Cost of shares redeemed
Institutional Class	(207,307)	(600,593)	(4,923)	(31,542)	(280,611)	(3,112,449)	(215,042)	(3,371,519)
Administrative Class	0	0	0	0	(93,109)	(794,828)	(22,947)	(384,796)
Class P	0	0	0	0	(253)	(1,780)	0	0
Other Classes	(14,717)	(63,678)	(7,348)	(47,159)	(188,514)	(2,270,257)	(111,583)	(1,751,605)
Net increase (decrease) resulting from Fund share transactions	3,789	$357,011	54,216	$311,157	356,035	$1,796,908	(52,515)	$(663,150)

12.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Pacific Investment Management Company LLC (“PIMCO”), a subsidiary of Allianz Global Investors of America L.P., and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. PIMCO has appealed the class certification. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”), management has reviewed the Fund’s tax positions for all open

72	PIMCO Funds	Inflation-Protected Funds

March 31, 2009

tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. As of March 31, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CRRS Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
Real Return Asset Fund	$47,634	$229	$(266,533)	$(11,714)	$0	$(237,547)
Real Return Fund	130,997	0	(1,344,546)	(40,742)	0	(538,640)
RealEstateRealReturn Strategy Fund	0	0	(33,230)	(3,265)	(19,144)	(86,307)
CommodityRealReturn Strategy Fund®	163,295	215,204	(803,882)	(6,290)	0	(654,404)

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2008 through March 31, 2009 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2009, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2012	2013	2014	2015	2016	2017
RealEstateRealReturn Strategy Fund	$0	$0	$0	$8,747	$0	$10,397

As of March 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
Real Return Asset Fund	$6,621,536	$269,456	$(530,106)	$(260,650)
Real Return Fund	23,548,357	827,517	(2,041,642)	(1,214,125)
RealEstateRealReturn Strategy Fund	597,769	22,573	(49,603)	(27,030)
CommodityRealReturn Strategy Fund®	13,940,364	423,397	(1,155,743)	(732,346)

(5)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities deflationary adjustments, and passive foreign investment companies for federal income tax purposes.

Annual Report	March 31, 2009	73

Notes to Financial Statements  (Cont.)

For the fiscal years ended March 31, 2009 and March 31, 2008, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2009			March 31, 2008
	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
Real Return Asset Fund	$324,803	$24,917	$0	$118,529	$0	$0
Real Return Fund	892,288	0	0	1,006,090	0	0
RealEstateRealReturn Strategy Fund	0	0	0	20,705	0	0
CommodityRealReturn Strategy Fund®	1,750,213	199,841	0	772,283	0	0

(6)	Includes short-term capital gains, if any, distributed.

74	PIMCO Funds	Inflation-Protected Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional, Administrative and Class P Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Institutional, Administrative and Class P shares present fairly, in all material respects, the financial position of the Real Return Asset Fund, Real Return Fund, RealEstateRealReturn Strategy Fund, and CommodityRealReturn Strategy Fund®, four of the seventy-five funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional, Administrative and Class P shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for the CommodityRealReturn Strategy Fund®) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 22, 2009

Annual Report	March 31, 2009	75

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	KCBT	Kansas City Board of Trade
CBOE	Chicago Board Options Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOT	Chicago Board of Trade	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJAIGCI	Dow Jones-AIG Commodity Index	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DWRTT	Dow Jones Wilshire REIT Total Return Index	SPGCCNTR	S&P GSCITR Corn Index
CDX.XO	Credit Derivatives Index - Crossover	EAFE	Europe, Australasia, and Far East Stock Index	TUCPI	Turkey Consumer Price Index
CMBX	Commercial Mortgage-Backed Index	eRAFI	enhanced Research Affiliates Fundamental Index	UKRPI	United Kingdom Retail Price Index
CPI	Consumer Price Index	eRAFI EM	eRAFI Emerging Markets	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CR	Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST	State
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FHA	Federal Housing Administration	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance

Other Abbreviations:
ABS	Asset-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	JIBOR	Johannesburg Interbank Offered Rate	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	SIFMA	Securities Industry and Financial Markets Association
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate
HIBOR	Hong Kong Interbank Offered Rate

76	PIMCO Funds	Inflation-Protected Funds

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust's fiscal year end (March 31, 2009) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of each Fund's fiscal 2009 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2009 are designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).   Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2009 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2009 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Real Return Asset Fund	0.05%	0.03%	$86,875	$234,661
Real Return Fund	0.25%	0.20%	0	464,149
RealEstateRealReturn Strategy Fund	0.00%	0.00%	24,973	0
CommodityRealReturn Strategy Fund®	0.03%	0.01%	208,719	1,206,710

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2010, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2009.

Annual Report	March 31, 2009	77

Management of the Trust

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office ** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	107	Chairman and Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Richard M. Weil* (46) Trustee	02/2009 to Present	Managing Director and member of Executive Committee, PIMCO	107	Trustee, PIMCO Variable Insurance Trust and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

Vern O. Curtis (74) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

J. Michael Hagan (69) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (71) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

* Mr. Harris and Mr. Weil are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

78	PIMCO Funds	Inflation-Protected Funds

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust***	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (49) President	04/2009 to Present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (50) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	02/1993 to Present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King, Jr. (46) Vice President— Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (38) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (39) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (51) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (32) Assistant Secretary	10/2007 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Erik C. Brown (41) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Fo’rmerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	March 31, 2009	79

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

80	PIMCO Funds	Inflation-Protected Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

15-24551-05

Share Classes Institutional • Administrative • P	Annual Report March 31, 2009

Credit Bond Funds	Convertible Fund Diversified Income Fund Floating Income Fund High Yield Fund Investment Grade Corporate Bond Fund Long-Term Credit Fund

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

* A Schedule of Investment is not provided, since there was no security holdings as of March 31, 2009.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

The serial instability in the financial markets poses consequential and fundamental challenges for investors. The PIMCO mindset—what some might call constructive investment paranoia—is a critical and constant resource and thought discipline in helping us address this difficult market environment for all our clients. This mindset compels us to continuously improve our design of well-engineered investment solutions and strategies, our business model, and our client service. Now, our most important responsibility is to navigate the unexpectedly rough journey to a “new normal,” while remaining focused on how best to protect and preserve investments during these notably challenging times.

Highlights of the financial markets during the twelve-month reporting period include:

■

Central Banks around the globe responded to the deepening global financial crisis by reducing their key-lending rates and adding substantial liquidity to shore up money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 1.50%, with a further reduction to 1.00% outside of the reporting period; the Bank of England reduced its key-lending rate to 0.50%; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally underperformed U.S. Treasuries as the significant systemic deleveraging of financial balance sheets led to a “flight-to-quality” by investors, driving short-term U.S. Treasury yields towards zero, and at times below zero. In March 2009, however, the potential for significant new issuance of U.S. Treasuries to support the U.S. Government’s fiscal stimulus and bank bail-out plans created anxiety about prices of U.S. Treasuries. This was especially true on the long-end of the yield curve, causing yields to increase. The yield on the ten-year U.S. Treasury decreased 0.75% to end the period at 2.66%. The Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), a widely used index comprised of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 3.13% for the period.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasuries despite significant spread volatility in response to the ongoing credit and liquidity crisis. The Federal Reserve’s Agency MBS Purchase Program helped cause spreads to tighten towards the end of the reporting period, mitigating somewhat the poor performance from earlier in the fiscal year. Non-Agency mortgages (not backed by a U.S. Government guarantee) lagged U.S. Treasuries as concerns over liquidity and deteriorating collateral value drove this sector to underperform. Consumer asset-backed securities (“ABS”), such as credit card, student loan and auto loan ABS, substantially underperformed like-duration U.S. Treasuries as unprecedented liquidity and default pressures forced the repricing of many of these securities downward, particularly in the latter part of the period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 2.04%, as represented by the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index), amid the same global deleveraging event that has impacted almost all asset classes. U.S. TIPS lagged their nominal U.S. Treasury counterparts as inflation pressures eased, and investors generally preferred the better liquidity of nominal U.S. Treasuries. Commodities, as measured by the Dow Jones-AIG Commodity Index Total Return, declined 44.99% for the period. Expectations for considerably lower global commodity demand than previously embedded into prices due to the rapid economic slowdown, led to the downward repricing of most commodity markets.

2	PIMCO Funds	Credit Bond Funds

■

Across the industry spectrum, corporate bonds dramatically underperformed like-duration U.S. Treasuries. Credit risk premiums rose significantly, reaching record high levels in both the investment-grade and high-yield markets, as strong concerns surrounding forecasts of rapidly decreasing corporate revenues, substantially increased bond default rates, and likely lower recovery values pressured overall sector bond valuations. Financial and banking issuers lagged like-duration U.S. Treasuries by a wide margin. Amid the flight-to-quality and revisions in business prospects downward, securities positioned on the lower-end of the capital structure and quality tiers came under the most pressure. Bank issuers benefited from an aggressive government policy response intended to revitalize lending. However, government action was unable to prevent spreads on bank bonds from widening further during the period.

■

Municipal bonds underperformed U.S. Treasuries as investors also reduced risk due to the financial crisis. The municipal market became extremely dislocated as a result of several factors, including municipal bond insurer downgrades, major broker/dealers either leaving the municipal bond market or reducing their own risk, the disappearance of longer-duration municipal investors, and an overall exodus from risk sectors. In the first quarter of 2009, however, the municipal bond sector experienced a rebound in performance as investors took advantage of attractive yields. The Barclays Capital Municipal Bond Index (formerly named the Lehman Brothers Municipal Bond Index) returned 2.27% for the period.

■

Emerging market (“EM”) bonds lagged U.S. Treasuries amid heightened risk aversion and a move by the market to prefer U.S. dollar-based securities. Most local currency-denominated EM bonds posted losses in U.S. dollar terms.

■

Equities worldwide experienced significantly elevated volatility and generally trended down over the reporting period. U.S. equities, as measured by the S&P 500 Index, declined 38.09%. International equities, as measured by the MCSI World Net Dividend Index (in USD) declined 42.58% over the one-year period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently and intensely to stay on the forefront of risk in this demanding investment environment. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

May 15, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2009	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Each share class performance is net of fees and expenses – the Administrative Class total expenses are 0.25% higher than the total expenses of the Institutional Share Class of the respective Fund; the Class P total expenses are 0.10% higher than the total expenses of the Institutional Share Class of the respective Fund. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Administrative Class and Class P Shares, performance information shown is based on the performance of the Fund’s Institutional Class Shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Administrative Class and Class P Shares. The Administrative Class Shares of the following Funds were first offered in (month/year): Convertible Fund (8/00), Diversified Income Fund (10/04), Floating Income Fund (12/05), High Yield Fund (1/95), Investment Grade Corporate Bond Fund (9/02). The Class P Shares of the following Funds were first offered in (month/year): High Yield Fund (4/08), Investment Grade Corporate Bond Fund (4/08), Diversified Income Fund (4/08), and Floating Income Fund (4/08). All other Funds in this Annual Report do not currently offer Administrative Class and Class P Shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds	Credit Bond Funds

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from October 1, 2008 to March 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2009	5

PIMCO Convertible Fund

Institutional Class	PFCIX
Administrative Class	PFCAX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional or Administrative Class Shares is $5,000,000.

Allocation Breakdown‡

Industrials	49.3%
Convertible Preferred Stocks	17.7%
PIMCO Funds	16.8%
Banking & Finance	6.1%
Short-Term Instruments	2.2%
Other	7.9%
‡	% of Total Investments as of 03/31/2009

Average Annual Total Return for the period ended March 31, 2009

	1 Year	5 Years	10 Years	Fund Inception (03/31/99)
PIMCO Convertible Fund Institutional Class	-35.02%	-4.55%	1.89%	1.89%
PIMCO Convertible Fund Administrative Class	-35.24%	-4.82%	1.62%	1.62%
Merrill Lynch All Convertibles Index	-30.00%	-3.71%	1.33%	1.33%
Lipper Convertible Securities Funds Average	-28.01%	-3.04%	1.96%	1.96%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund will no longer impose a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus dated 10/01/08, as supplemented to date, is 0.76% for the Institutional Class shares and 1.05% for the Administrative Class shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$802.91	$800.76	$1,021.64	$1,020.39
Expenses Paid During Period†	$2.97	$4.09	$3.33	$4.58

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.66% for Institutional Class and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Convertible Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An overweight to the finance sector and exposure to preferred issues within this sector significantly detracted from performance as the finance sector underperformed over the period.

»	An underweight to the consumer staples sector detracted from performance as the sector outperformed over the period.

»	An overweight exposure to the materials sector, which declined alongside a significant drop in commodities, detracted from performance.

»	Security selection in the telecom sector benefited performance as fixed-line carriers substantially outperformed wireless providers over the period.

»	An underweight to the consumer cyclicals sector, which was the worst performing broad sector of the convertibles market, benefited returns relative to the Fund’s benchmark index.

»	As transportation convertibles underperformed relative to the broader market, an underweight to the industry category benefited performance.

6	PIMCO Funds	Credit Bond Funds

PIMCO Diversified Income Fund

Institutional Class	PDIIX
Administrative Class	PDAAX
Class P	PDVPX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional Class, Administrative Class or Class P Shares is $5,000,000.

Allocation Breakdown‡

Corporate Bonds & Notes	41.2%
U.S. Government Agencies	19.9%
Foreign Currency-Denominated Issues	9.5%
Sovereign Issues	9.2%
Short-Term Instruments	6.9%
Mortgage-Backed Securities	5.7%
Other	7.6%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	-12.92%	2.06%	3.87%
PIMCO Diversified Income Fund Administrative Class	-13.14%	1.80%	3.61%
PIMCO Diversified Income Fund Class P	-13.02%	1.95%	3.76%
Barclays Capital Global Credit Hedged USD Index	-6.00%	1.87%	2.83%
1/3 each-Barclays Capital Global Aggregate Credit Component, Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	-9.75%	2.50%	4.04%
Lipper Multi-Sector Income Funds Average	-13.39%	0.95%	2.75%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund will no longer impose a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Administrative Class prospectus dated 10/01/08, as supplemented to date, is 0.83% for the Institutional Class shares and 1.08% for the Administrative Class shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Class P prospectus dated 09/01/08, as supplement to date, is 0.93% for the Class P shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
	Institutional Class	Administrative Class	Class P	(5% return before expenses)
				Institutional Class	Administrative Class	Class P
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$941.23	$940.07	$940.74	$1,020.84	$1,019.60	$1,020.34
Expenses Paid During Period†	$3.97	$5.18	$4.45	$4.13	$5.39	$4.63

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.82% for Institutional Class, 1.07% for Administrative Class and 0.92% for Class P), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An allocation to Ukraine detracted from performance. The Ukraine sub index declined 48.80% for the period, underperforming the overall emerging market universe.

»

An emphasis on the banking sector detracted from performance as the banking sector underperformed the overall credit market (as represented by the Barclays Capital Global Credit Hedged USD Index) for the period.

»	An underweight to the high-yield sector benefited performance as high-yield bonds substantially underperformed the overall credit market for the period.

»	An above-benchmark interest rate duration benefited performance as rates fell over the period.

»	An emphasis on Agency mortgage-backed securities (“MBS”) benefited performance as Agency MBS outperformed the overall credit market for the period.

»	An allocation to Russia detracted from performance. The Russia sub index declined 12.10% for the period, underperforming the overall emerging market universe.

»	An exposure to the insurance sector detracted from performance as the insurance sector underperformed the overall credit market for the period.

Annual Report	March 31, 2009	7

PIMCO Floating Income Fund

Institution Class	PFIIX
Administrative Class	PFTAX
Class P	PFTPX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional Class, Administrative Class or Class P Shares is $5,000,000.

Allocation Breakdown‡

Corporate Bonds & Notes	52.9%
Short-Term Instruments	11.5%
Foreign Currency-Denominated Issues	8.7%
Sovereign Issues	6.2%
Mortgage-Backed Securities	4.7%
Other	16.0%
‡	% of Total Investments as of 03/31/2009

Average Annual Total Return for the period ended March 31, 2009
	1 Year	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	-18.10%	-1.79%
PIMCO Floating Income Fund Administrative Class	-18.30%	-2.03%
PIMCO Floating Income Fund Class P	-18.18%	-1.89%
3 Month LIBOR Index	2.71%	4.00%	*
Lipper Loan Participation Funds Average	-16.99%	-2.31%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund will no longer impose a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Administrative Class prospectus dated 10/01/08, as supplemented to date, is 0.56% for the Institutional Class shares and 0.81% for the Administrative Class shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Class P prospectus dated 09/01/08, as supplement to date, is 0.66% for the Class P shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/08)	$860.50	$859.50	$860.07	$1,022.04	$1,020.69	$1,021.44
Expenses Paid During Period†	$2.69	$3.94	$3.25	$2.92	$4.28	$3.53

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.58% for Institutional Class, 0.85% for Administrative Class and 0.70% for Class P), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate fixed-income instruments, fixed-income instruments with durations of less than or equal to one year, and fixed-rate fixed-income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	Exposure to the credit sector was a significant detractor from performance as credit spreads widened sharply over the period.

»	An allocation to high-yield bonds detracted from performance as the sector underperformed the overall credit market for the period.

»	An emphasis on Agency mortgage-backed securities (“MBS”) benefited performance as Agency MBS outperformed the overall credit market for the period.

»	An allocation to Russia detracted from performance as the Russia sub index declined 12.10% for the period, underperforming the overall emerging market universe.

»	An allocation to Ukraine detracted from performance as the Ukraine sub index declined 48.80% for the period, underperforming the overall emerging market universe.

»	An emphasis on the banking sector detracted from performance as the banking sector underperformed the overall credit market for the period.

»	An exposure to the insurance sector detracted from performance as the insurance sector underperformed the overall credit market for the period.

8	PIMCO Funds	Credit Bond Funds

PIMCO High Yield Fund

Institutional Class	PHIYX
Administrative Class	PHYAX
Class P	PHLPX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional Class, Administrative Class or Class P Shares is $5,000,000.

Allocation Breakdown‡

Corporate Bonds & Notes	62.8%
U.S. Government Agencies	6.0%
PIMCO Funds	5.6%
Bank Loan Obligations	5.3%
Short-Term Instruments	5.0%
Other	15.3%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009

	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	-22.05%	-0.27%	2.62%	6.04%
PIMCO High Yield Fund Administrative Class	-22.24%	-0.51%	2.37%	5.78%
PIMCO High Yield Fund Class P	-22.17%	-0.38%	2.52%	5.93%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	-16.64%	0.41%	2.88%	5.61%	*
Lipper High Current Yield Funds Average	-20.73%	-1.37%	1.10%	3.93%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/92.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund will no longer impose a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Administrative Class prospectus dated 10/01/08, as supplemented to date, is 0.56% for the Institutional Class shares and 0.81% for the Administrative Class shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Class P prospectus dated 09/01/08, as supplement to date, is 0.66% for the Class P shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$872.62	$871.61	$871.84	$1,022.14	$1,020.89	$1,021.64
Expenses Paid During Period†	$2.61	$3.78	$3.08	$2.82	$4.08	$3.33

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.56% for Institutional Class, 0.81% for Administrative Class and 0.66% for Class P), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below-investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to the finance sector and an emphasis on high-grade issuers within this sector significantly detracted from performance as the finance sector underperformed over the period.

»	An underweight to the environmental sector detracted from returns as this industry category, which was among the top performing in the high-yield market, was resilient over the period.

»	As the deterioration of fundamentals accelerated late in the period for the publishing sector, an overweight to these credits detracted from relative performance.

»

While an overweight to auto-related bonds detracted from performance as the sector came under considerable pressure, an emphasis on auto captive finance bonds, where performance was strongest and outperformed the overall market, was a positive for security selection.

»	An overweight to the healthcare sector, which benefited as investors sought out defensive sectors over the highly volatile period, was a strong positive for performance.

»	An underweight to the gaming sector, which came under significant pressure and underperformed the market by a wide margin, benefited returns relative to the Fund’s benchmark index.

»	Tactical exposure to investment-grade bonds, which outperformed the high-yield market by over 15.00% over the period, benefited performance.

Annual Report	March 31, 2009	9

PIMCO Investment Grade Corporate Bond Fund

Institutional Class	PIGIX
Administrative Class	PGCAX
Class P	PBDPX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for the Institutional Class, Administrative Class or Class P Shares is $5,000,000.

Allocation Breakdown‡

Banking & Finance	22.8%
U.S. Government Agencies	22.2%
Industrials	20.2%
Utilities	16.0%
PIMCO Funds	14.1%
Short-Term Instruments	1.2%
Other	3.5%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Corporate Bond Fund Institutional Class	-2.03%	3.06%	6.77%
PIMCO Investment Grade Corporate Bond Fund Administrative Class	-2.26%	2.80%	6.51%
PIMCO Investment Grade Corporate Bond Fund Class P	-2.14%	2.95%	6.67%
Barclays Capital Credit Investment Grade Index	-5.21%	1.62%	5.42%	*
Lipper Intermediate Investment Grade Debt Funds Average	-4.82%	1.27%	4.25%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund will no longer impose a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Administrative Class prospectus dated 10/01/08, as supplemented to date, is 0.57% for the Institutional Class shares and 0.83% for the Administrative Class shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Class P prospectus dated 09/01/08, as supplement to date, is 0.67% for the Class P shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,045.06	$1,043.79	$1,044.52	$1,022.44	$1,021.19	$1,021.94
Expenses Paid During Period†	$2.55	$3.82	$3.06	$2.52	$3.78	$3.02

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.50% for Institutional Class, 0.75% for Administrative Class and 0.60% for Class P), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment-grade corporate fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-benchmark allocation to the banking sector, which underperformed the benchmark, detracted from returns.

»	An above-index duration position enhanced performance as U.S. yields trended lower over the period.

»	The Fund’s curve-steepening bias benefited performance as the U.S. yield curve steepened over the period.

»	A below-benchmark exposure to the consumer non-cyclical sector, which performed relatively well during the period, detracted from relative performance.

»	The Fund’s greater-than-benchmark allocation to electric utility issues benefited returns as this sector outperformed the benchmark over the period.

»	An overweight position in the energy sector detracted from returns as these bonds underperformed the benchmark over the period.

»	The Fund’s underweight exposure to insurance bonds benefited returns as this sector underperformed the benchmark over the period.

»	A below-benchmark allocation to consumer cyclical securities detracted from performance as the consumer cyclical sector outperformed the benchmark over the period.

10	PIMCO Funds	Credit Bond Funds

PIMCO Long-Term Credit Fund

Institutional Class	PTCIX

The Fund’s audited financial statements do not cover a period of at least six months. Thus, no discussion of Fund performance is included.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (03/31/09)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,000.00	$999.99
Expenses Paid During Period†	$0.02	$0.02

† Expenses are equal to the net annualized expense ratio of 0.55% for Institutional Class, multiplied by the average account value over the period, multiplied by 1/182 (to reflect the period since the Fund commenced operations on 03/31/09).

Portfolio Insights

»

The PIMCO Long-Term Credit Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	The Fund was launched on March 31, 2009.

Annual Report	March 31, 2009	11

Benchmark Descriptions

Index	Description

1/3 each-Barclays Capital Global Aggregate Credit Component, Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	1/3 each-Barclays Capital Global Aggregate Credit Component, Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. Prior to November 1st, 2008, this index was published by Lehman Brothers. The Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month LIBOR Index	3 Month LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Credit Investment Grade Index	Barclays Capital Credit Investment Grade Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital Global Credit Hedged USD Index	Barclays Capital Global Credit Hedged USD Index contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Dow Jones-AIG Commodity Index Total Return	Dow Jones-AIG Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

12	PIMCO Funds	Bond Funds

Index	Description

Merrill Lynch All Convertibles Index	Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index.

Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

MSCI World Net Dividend Index (in USD)	MSCI World Net Dividend Index (in USD). MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2009	13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Convertible Fund
Institutional Class
03/31/2009	$13.07	$0.32	$(4.83)	$(4.51)	$(0.25)	$0.00
03/31/2008	13.74	0.28	(0.70)	(0.42)	(0.25)	0.00
03/31/2007	12.62	0.21	1.45	1.66	(0.54)	0.00
03/31/2006	11.94	0.11	0.91	1.02	(0.34)	0.00
03/31/2005	12.04	0.11	0.14	0.25	(0.35)	0.00
Administrative Class
03/31/2009	13.36	0.31	(4.96)	(4.65)	(0.20)	0.00
03/31/2008	14.04	0.23	(0.70)	(0.47)	(0.21)	0.00
03/31/2007	12.89	0.18	1.47	1.65	(0.50)	0.00
03/31/2006	12.19	0.08	0.93	1.01	(0.31)	0.00
03/31/2005	12.24	(0.05)	0.28	0.23	(0.28)	0.00

Diversified Income Fund
Institutional Class
03/31/2009	$10.71	$0.58	$(1.94)	$(1.36)	$(0.63)	$(0.21)
03/31/2008	11.13	0.63	(0.36)	0.27	(0.67)	(0.02)
03/31/2007	11.01	0.60	0.30	0.90	(0.63)	(0.15)
03/31/2006	10.87	0.59	0.26	0.85	(0.60)	(0.11)
03/31/2005	10.84	0.54	0.09	0.63	(0.55)	(0.05)
Administrative Class
03/31/2009	10.71	0.56	(1.95)	(1.39)	(0.60)	(0.21)
03/31/2008	11.13	0.60	(0.36)	0.24	(0.64)	(0.02)
03/31/2007	11.01	0.57	0.30	0.87	(0.60)	(0.15)
03/31/2006	10.87	0.56	0.26	0.82	(0.57)	(0.11)
10/29/2004 - 03/31/2005	10.98	0.21	(0.05)	0.16	(0.22)	(0.05)
Class P
04/30/2008 - 03/31/2009	10.88	0.52	(2.12)	(1.60)	(0.56)	(0.21)

Floating Income Fund
Institutional Class
03/31/2009	$9.05	$0.44	$(2.03)	$(1.59)	$0.00	$0.00
03/31/2008	10.55	0.55	(1.27)	(0.72)	(0.64)	(0.12)
03/31/2007	10.39	0.53	0.32	0.85	(0.64)	(0.05)
03/31/2006	10.17	0.42	0.31	0.73	(0.48)	(0.03)
07/30/2004 - 03/31/2005	10.00	0.19	0.19	0.38	(0.21)	0.00
Administrative Class
03/31/2009	9.05	0.41	(2.02)	(1.61)	0.00	0.00
03/31/2008	10.55	0.52	(1.26)	(0.74)	(0.62)	(0.12)
03/31/2007	10.39	0.51	0.32	0.83	(0.62)	(0.05)
12/31/2005 - 03/31/2006	10.33	0.11	0.08	0.19	(0.13)	0.00
Class P
04/30/2008 - 03/31/2009	9.43	0.38	(2.40)	(2.02)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

14	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.25)	$8.31	(35.02)%	$994,199	0.66%		0.65%		3.51%		98%
0.00	(0.25)	13.07	(3.16)	333,851	0.76		0.65		1.99		149
0.00	(0.54)	13.74	13.45	59,765	0.74		0.65		1.64		78
0.00	(0.34)	12.62	8.70	53,838	0.65		0.65		0.93		71
0.00	(0.35)	11.94	2.08	58,894	0.66		0.65		0.91		118

0.00	(0.20)	8.51	(35.24)	2,989	0.91		0.90		2.64		98
0.00	(0.21)	13.36	(3.42)	12	1.05		0.90		1.63		149
0.00	(0.50)	14.04	13.12	13	0.99		0.90		1.39		78
0.00	(0.31)	12.89	8.43	11	0.90		0.90		0.68		71
0.00	(0.28)	12.19	1.85	10	0.95		0.90		(0.44)		118

$0.00	$(0.84)	$8.51	(12.92)%	$1,749,358	0.79%		0.75%		6.09%		244%
0.00	(0.69)	10.71	2.50	2,113,025	0.83		0.75		5.79		234
0.00	(0.78)	11.13	8.42	2,155,586	0.75		0.75		5.43		190
0.00	(0.71)	11.01	7.94	1,415,321	0.75		0.75		5.28		128
0.00	(0.60)	10.87	5.99	897,441	0.75		0.75		4.97		44

0.00	(0.81)	8.51	(13.14)	4,062	1.04		1.00		5.88		244
0.00	(0.66)	10.71	2.25	4,759	1.08		1.00		5.54		234
0.00	(0.75)	11.13	8.14	4,818	1.00		1.00		5.17		190
0.00	(0.68)	11.01	7.67	4,020	1.00		1.00		5.02		128
0.00	(0.27)	10.87	1.35	3,603	1.00	*	1.00	*	4.61	*	44

0.00	(0.77)	8.51	(14.81)	8	0.89	*	0.85	*	6.07	*	244

$(0.46)	$(0.46)	$7.00	(18.10)%	$622,953	0.63%		0.55%		5.25%		245%
(0.02)	(0.78)	9.05	(7.27)	1,527,238	0.56		0.55		5.42		111
0.00	(0.69)	10.55	8.48	4,578,703	0.55		0.55		5.05		138
0.00	(0.51)	10.39	7.42	1,047,389	0.55		0.55		4.03		83
0.00	(0.21)	10.17	3.87	723,725	0.55	*	0.55	*	2.81	*	18

(0.44)	(0.44)	7.00	(18.30)	8	0.88		0.80		5.07		245
(0.02)	(0.76)	9.05	(7.48)	9	0.81		0.80		4.98		111
0.00	(0.67)	10.55	8.21	10,754	0.80		0.80		4.82		138
0.00	(0.13)	10.39	1.84	10	0.80	*	0.80	*	4.45	*	83

(0.41)	(0.41)	7.00	(21.44)	8	0.73	*	0.65	*	5.21	*	245

Annual Report	March 31, 2009	15

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

High Yield Fund
Institutional Class
03/31/2009	$9.20	$0.66	$(2.62)	$(1.96)	$(0.59)	$0.00
03/31/2008	9.94	0.68	(0.70)	(0.02)	(0.71)	(0.01)
03/31/2007	9.77	0.69	0.18	0.87	(0.69)	(0.01)
03/31/2006	9.70	0.71	0.08	0.79	(0.72)	0.00
03/31/2005	9.69	0.67	0.02	0.69	(0.68)	0.00
Administrative Class
03/31/2009	9.20	0.65	(2.63)	(1.98)	(0.59)	0.00
03/31/2008	9.94	0.66	(0.71)	(0.05)	(0.68)	(0.01)
03/31/2007	9.77	0.66	0.18	0.84	(0.66)	(0.01)
03/31/2006	9.70	0.68	0.08	0.76	(0.69)	0.00
03/31/2005	9.69	0.64	0.02	0.66	(0.65)	0.00
Class P
04/30/2008 - 03/31/2009	9.49	0.57	(2.89)	(2.32)	(0.55)	0.00

Investment Grade Corporate Bond Fund
Institutional Class
03/31/2009	$10.44	$0.52	$(0.74)	$(0.22)	$(0.52)	$(0.04)
03/31/2008	10.37	0.53	0.11	0.64	(0.54)	(0.03)
03/31/2007	10.17	0.50	0.22	0.72	(0.50)	(0.02)
03/31/2006	10.38	0.46	(0.19)	0.27	(0.47)	(0.01)
03/31/2005	10.86	0.43	(0.28)	0.15	(0.43)	(0.20)
Administrative Class
03/31/2009	10.44	0.50	(0.74)	(0.24)	(0.50)	(0.04)
03/31/2008	10.37	0.50	0.11	0.61	(0.51)	(0.03)
03/31/2007	10.17	0.47	0.23	0.70	(0.48)	(0.02)
03/31/2006	10.38	0.43	(0.18)	0.25	(0.45)	(0.01)
03/31/2005	10.86	0.41	(0.28)	0.13	(0.41)	(0.20)
Class P
04/30/2008 - 03/31/2009	10.51	0.45	(0.80)	(0.35)	(0.46)	(0.04)

Long-Term Credit Fund
Institutional Class
03/31/2009 - 03/31/2009	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund's supervisory and administrative fee was increased by 0.05% to 0.30%.
(c)	Effective October 1, 2008, the Fund's supervisory and administrative fee was increased by 0.05% to 0.40%.

16	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.09)	$(0.68)	$6.56	(22.05)%	$4,134,522	0.53	%(b)	0.52	%(b)	8.48%		354%
0.00	(0.72)	9.20	(0.31)	4,006,599	0.51		0.50		7.12		187
0.00	(0.70)	9.94	9.19	4,237,307	0.50		0.50		7.04		75
0.00	(0.72)	9.77	8.38	3,890,064	0.50		0.50		7.25		105
0.00	(0.68)	9.70	7.30	2,977,651	0.50		0.50		6.87		62

(0.09)	(0.66)	6.56	(22.24)	615,431	0.78	(b)	0.77	(b)	8.17		354
0.00	(0.69)	9.20	(0.55)	852,327	0.76		0.75		6.88		187
0.00	(0.67)	9.94	8.93	900,832	0.75		0.75		6.81		75
0.00	(0.69)	9.77	8.11	737,876	0.75		0.75		6.98		105
0.00	(0.65)	9.70	7.03	670,763	0.75		0.75		6.61		62

(0.06)	(0.61)	6.56	(24.98)	30,272	0.64	*(c)	0.63	*(c)	9.05	*	354

$0.00	$(0.56)	$9.66	(2.03)%	$3,117,364	0.50%		0.50%		5.28%		348%
0.00	(0.57)	10.44	6.35	48,596	0.57		0.50		5.10		115
0.00	(0.52)	10.37	7.25	36,725	0.50		0.50		4.84		98
0.00	(0.48)	10.17	2.59	30,998	0.50		0.50		4.42		168
0.00	(0.63)	10.38	1.41	30,319	0.50		0.50		4.11		57

0.00	(0.54)	9.66	(2.26)	6,183	0.75		0.75		5.10		348
0.00	(0.54)	10.44	6.04	619	0.83		0.75		4.79		115
0.00	(0.50)	10.37	7.00	288	0.75		0.75		4.61		98
0.00	(0.46)	10.17	2.33	1,137	0.75		0.75		4.17		168
0.00	(0.61)	10.38	1.16	935	0.75		0.75		3.87		57

0.00	(0.50)	9.66	(3.24)	10	0.60	*	0.60	*	4.97	*	348

$0.00	$0.00	$10.00	0.00%	$13,120	0.55	%*	0.55	%*	(0.55	)%*	0%

Annual Report	March 31, 2009	17

Statements of Assets and Liabilities	March 31, 2009

(Amounts in thousands, except per share amounts)	Convertible Fund	Diversified Income Fund	Floating Income Fund	High Yield Fund	Investment Grade Corporate Bond Fund	Long-Term Credit Fund

Assets:
Investments, at value	$848,276	$2,209,956	$732,660	$6,284,124	$4,200,259	$0
Investments in Affiliates, at value	171,728	21,718	30,219	372,972	698,085	0
Repurchase agreements, at value	3,430	33,851	2,530	54,800	31,728	0
Cash	0	2,122	304	12,829	13,292	0
Deposits with counterparty	615	11,213	418	7,624	6,223	0
Foreign currency, at value	91	11,214	3,260	22,326	3,230	0
Receivable for investments sold	44,494	37,758	33,248	43,962	315,275	0
Receivable for Fund shares sold	27	1,454	118	14,092	56,266	13,120
Interest and dividends receivable	7,161	32,545	7,895	134,156	50,066	0
Dividends receivable from Affiliates	73	10	10	105	170	0
Variation margin receivable	29	403	0	5,200	970	0
Swap premiums paid	440	24,557	1,751	15,332	9,942	0
Unrealized appreciation on foreign currency contracts	328	5,603	4,442	5,731	527	0
Unrealized appreciation on swap agreements	3,750	42,938	26,339	41,049	45,685	0
	1,080,442	2,435,342	843,194	7,014,302	5,431,718	13,120

Liabilities:
Payable for reverse repurchase agreements	$0	$206,980	$0	$0	$0	$0
Payable for investments purchased	29,807	106,623	39,551	249,364	1,527,970	0
Payable for investments in Affiliates purchased	73	10	10	105	170	0
Payable for short sales	0	20,340	0	0	9,112	0
Payable to counterparty	2,050	12,831	6,660	108,738	38,438	0
Payable for Fund shares redeemed	23,947	1,933	615	14,076	8,095	0
Dividends payable	0	1,037	318	7,762	1,756	0
Overdraft due to custodian	1,800	0	0	0	0	0
Written options outstanding	3,750	531	232	7,286	6,866	0
Accrued investment advisory fee	377	694	175	1,196	650	0
Accrued supervisory and administrative fee	236	485	158	1,563	726	0
Accrued distribution fee	1	53	7	406	66	0
Accrued servicing fee	0	36	20	313	126	0
Variation margin payable	0	0	3	3,895	0	0
Swap premiums received	212	13,250	18,472	62,548	3,521	0
Unrealized depreciation on foreign currency contracts	1,197	21,808	9,737	23,686	5,293	0
Unrealized depreciation on swap agreements	19,804	116,953	44,743	148,048	15,522	0
Other liabilities	0	15	0	13	1	0
	83,254	503,579	120,701	628,999	1,618,312	0

Net Assets	$997,188	$1,931,763	$722,493	$6,385,303	$3,813,406	$13,120

Net Assets Consist of:
Paid in capital	$1,245,636	$2,494,274	$1,245,078	$8,960,632	$3,907,312	$13,120
Undistributed (overdistributed) net investment income	(1,953)	(20,733)	(11,146)	(31,564)	1,128	0
Accumulated undistributed net realized (loss)	(107,205)	(74,313)	(366,289)	(813,775)	(8,511)	0
Net unrealized (depreciation)	(139,290)	(467,465)	(145,150)	(1,729,990)	(86,523)	0
	$997,188	$1,931,763	$722,493	$6,385,303	$3,813,406	$13,120

Net Assets:
Institutional Class	$994,199	$1,749,358	$622,953	$4,134,522	$3,117,364	$13,120
Administrative Class	2,989	4,062	8	615,431	6,183	0
Class P	0	8	8	30,272	10	0
Other Classes	0	178,335	99,524	1,605,078	689,849	0

Shares Issued and Outstanding:
Institutional Class	119,702	205,635	89,042	630,408	322,777	1,312
Administrative Class	351	478	1	93,838	640	0
Class P	0	1	1	4,616	1	0

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.31	$8.51	$7.00	$6.56	$9.66	$10.00
Administrative Class	8.51	8.51	7.00	6.56	9.66	NA
Class P	NA	8.51	7.00	6.56	9.66	NA

Cost of Investments Owned	$972,767	$2,603,716	$855,687	$7,954,853	$4,317,719	$0
Cost of Investments in Affiliates Owned	$171,701	$21,713	$30,214	$372,916	$698,006	$0
Cost of Repurchase Agreements Owned	$3,430	$33,851	$2,530	$54,800	$31,728	$0
Cost of Foreign Currency Held	$91	$11,333	$3,271	$22,361	$3,241	$0
Proceeds Received on Short Sales	$0	$20,046	$0	$0	$8,980	$0
Premiums Received on Written Options	$3,636	$1,620	$1,816	$5,924	$5,267	$0

18	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2009
(Amounts in thousands)	Convertible Fund	Diversified Income Fund	Floating Income Fund	High Yield Fund	Investment Grade Corporate Bond Fund	Long-Term Credit Fund (1)

Investment Income:
Interest, net of foreign taxes*	$13,698	$146,283	$60,345	$554,791	$83,688	$0
Dividends	16,355	0	131	12,642	1,009	0
Dividends from Affiliate investments	175	13	12	186	274	0
Miscellaneous income	0	26	13	112	26	0
Total Income	30,228	146,322	60,501	567,731	84,997	0

Expenses:
Investment advisory fees	2,903	9,610	3,094	15,793	3,635	0
Supervisory and administrative fees	1,814	6,737	2,832	19,401	3,889	0
Distribution and/or servicing fees - Administrative Class	48	12	0	1,860	3	0
Distribution and/or servicing fees - Other Classes	0	1,409	565	8,758	620	0
Trustees’ fees	2	4	2	11	3	0
Interest expense	64	772	800	338	17	0
Miscellaneous expense	1	5	3	15	0	0
Total Expenses	4,832	18,549	7,296	46,176	8,167	0

Net Investment Income	25,396	127,773	53,205	521,555	76,830	0

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(88,131)	(107,458)	(61,157)	(376,278)	2,568	0
Net realized gain on Affiliate investments	25	1	3	30	32	0
Net realized (loss) on futures contracts, written options and swaps	(69,788)	(7,870)	(193,891)	(348,176)	(998)	0
Net realized gain (loss) on foreign currency transactions	(627)	74,188	12,929	14,150	2,794	0
Net change in unrealized (depreciation) on investments	(95,998)	(357,036)	(67,023)	(1,501,127)	(117,148)	0
Net change in unrealized appreciation on Affiliate investments	27	5	5	56	79	0
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(14,126)	(27,726)	174,467	137,381	34,687	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(881)	(13,451)	(7,345)	(22,227)	(4,964)	0
Net (Loss)	(269,499)	(439,347)	(142,012)	(2,096,191)	(82,950)	0

Net (Decrease) in Net Assets Resulting from Operations	$(244,103)	$(311,574)	$(88,807)	$(1,574,636)	$(6,120)	$0

*Foreign tax withholdings	$0	$15	$3	$38	$0	$0

(1)	Period from March 31, 2009 to March 31, 2009.

Annual Report	March 31, 2009	19

Statements of Changes in Net Assets

	Convertible Fund		Diversified Income Fund

(Amounts in thousands)	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$25,396	$6,395	$127,773	$153,717
Net realized gain (loss)	(158,546)	(4,842)	(41,140)	19,764
Net realized gain on Affiliate investments	25	0	1	0
Net change in unrealized appreciation (depreciation)	(111,005)	(36,146)	(398,213)	(114,025)
Net change in unrealized appreciation on Affiliate investments	27	0	5	0
Net increase (decrease) resulting from operations	(244,103)	(34,593)	(311,574)	59,456

Distributions to Shareholders:
From net investment income
Institutional Class	(9,309)	(6,403)	(124,494)	(145,861)
Administrative Class	(404)	0	(300)	(303)
Class P	0	0	(1)	0
Other Classes	0	0	(13,256)	(16,792)
From net realized capital gains
Institutional Class	0	0	(39,118)	(4,913)
Administrative Class	0	0	(107)	(11)
Class P	0	0	0	0
Other Classes	0	0	(4,587)	(620)
Tax basis return of capital
Institutional Class	0	0	0	0
Administrative Class	0	0	0	0
Class P	0	0	0	0
Other Classes	0	0	0	0

Total Distributions	(9,713)	(6,403)	(181,863)	(168,500)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	1,263,865	555,772	408,107	740,535
Administrative Class	58,408	0	1,395	1,115
Class P	0	0	10	0
Other Classes	0	0	74,746	83,487
Issued as reinvestment of distributions
Institutional Class	9,418	6,392	152,057	138,253
Administrative Class	404	0	406	314
Class P	0	0	1	0
Other Classes	0	0	12,496	12,316
Cost of shares redeemed
Institutional Class	(367,684)	(247,083)	(486,533)	(825,142)
Administrative Class	(47,274)	0	(1,366)	(1,299)
Class P	0	0	0	0
Other Classes	0	0	(135,695)	(127,773)
Net increase (decrease) resulting from Fund share transactions	917,137	315,081	25,624	21,806

Fund Redemption Fee	4	0	75	22

Total Increase (Decrease) in Net Assets	663,325	274,085	(467,738)	(87,216)

Net Assets:
Beginning of year or period	333,863	59,778	2,399,501	2,486,717
End of year or period*	$997,188	$333,863	$1,931,763	$2,399,501

*Including undistributed (overdistributed) net investment income of:	$(1,953)	$6,517	$(20,733)	$(30,069)

20	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Floating Income Fund		High Yield Fund		Investment Grade Corporate Bond Fund		Long-Term Credit Fund

Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008	Period from March 31, 2009 to March 31, 2009

$53,205	$219,298	$521,555	$489,899	$76,830	$3,948	$0
(242,119)	(106,187)	(710,304)	48,963	4,364	383	0
3	0	30	0	32	0	0
100,099	(323,328)	(1,385,973)	(563,522)	(87,425)	507	0
5	0	56	0	79	0	0
(88,807)	(210,217)	(1,574,636)	(24,660)	(6,120)	4,838	0

0	(231,042)	(323,585)	(307,633)	(70,421)	(2,091)	0
0	(202)	(55,826)	(60,505)	(67)	(16)	0
0	0	(291)	0	0	0	0
0	(29,115)	(123,385)	(139,318)	(8,660)	(1,921)	0

0	(44,128)	0	(2,746)	(8,485)	(126)	0
0	(27)	0	(543)	(4)	(1)	0
0	0	0	0	0	0	0
0	(5,042)	0	(1,257)	(502)	(128)	0

(48,161)	(5,402)	(12,914)	0	0	0	0
0	(5)	(6,896)	0	0	0	0
(1)	0	(33)	0	0	0	0
(8,699)	(728)	(15,248)	0	0	0	0

(56,861)	(315,691)	(538,178)	(512,002)	(88,139)	(4,283)	0

762,157	1,964,011	2,912,191	2,000,761	3,939,312	14,352	13,120
6	7,615	356,792	376,142	5,953	440	0
10	0	30,930	0	10	0	0
56,492	241,875	985,204	470,486	747,594	24,314	0

46,345	276,849	270,863	251,181	76,455	1,879	0
0	200	61,346	59,244	71	17	0
0	0	23	0	0	0	0
6,156	26,606	100,546	98,432	6,407	1,411	0

(1,607,486)	(4,832,466)	(1,765,281)	(2,174,343)	(869,520)	(4,655)	0
(6)	(18,379)	(395,348)	(417,966)	(400)	(128)	0
0	0	(389)	0	0	0	0
(156,081)	(562,729)	(819,328)	(833,582)	(95,925)	(14,154)	0
(892,407)	(2,896,418)	1,737,549	(169,645)	3,809,957	23,476	13,120

5	20	946	383	29	1	0

(1,038,070)	(3,422,306)	(374,319)	(705,924)	3,715,727	24,032	13,120

1,760,563	5,182,869	6,759,622	7,465,546	97,679	73,647	0
$722,493	$1,760,563	$6,385,303	$6,759,622	$3,813,406	$97,679	$13,120

$(11,146)	$(54,860)	$(31,564)	$(57,171)	$1,128	$(399)	$0

Annual Report	March 31, 2009	21

Schedule of Investments  Convertible Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (f) 17.2%

Short-Term Floating NAV Portfolio	17,164,202	$171,728

Total PIMCO Funds (Cost $171,701)		171,728

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 0.3%

CSC Holdings, Inc.
9.750% due 08/01/2013	$2,000	1,825

Daimler Finance North America LLC
4.560% due 08/03/2012	1,970	1,063

Verso Paper Holdings LLC
7.685% due 02/01/2013	138	100

Total Bank Loan Obligations (Cost $4,013)		2,988

CORPORATE BONDS & NOTES 4.6%

Allison Transmission, Inc.
11.000% due 11/01/2015	1,300	624

American Express Co.
7.000% due 03/19/2018	3,025	2,674

American International Group, Inc.
1.252% due 10/18/2011	650	340
5.050% due 10/01/2015	1,500	668
8.250% due 08/15/2018	5,550	2,379

Bank of America Corp.
8.125% due 12/29/2049	1,500	617

Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,000	975

Biomet, Inc.
11.625% due 10/15/2017	1,300	1,154

CIT Group, Inc.
4.750% due 12/15/2010	2,200	1,775

Citigroup Capital XXI
8.300% due 12/21/2057	1,000	483

Citigroup Funding, Inc.
2.080% due 08/31/2012	2,000	1,764

Citigroup, Inc.
8.400% due 04/29/2049	1,000	566

Continental Airlines, Inc.
9.798% due 04/01/2021	218	120

First Data Corp.
9.875% due 09/24/2015	1,300	767

Freescale Semiconductor, Inc.
5.195% due 12/15/2014	425	66
9.125% due 12/15/2014 (c)	475	38

Goldman Sachs Group, Inc.
1.677% due 03/22/2016	5,000	3,408
5.950% due 01/18/2018	2,725	2,480
6.150% due 04/01/2018	600	549
6.750% due 10/01/2037	225	153

Ingersoll-Rand Co. Ltd.
4.500% due 04/15/2012 (b)	4,000	4,000

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	1,825	1,430

Roche Holdings, Inc.
3.249% due 02/25/2011	7,000	6,991

SLM Corp.
5.000% due 10/01/2013	645	343

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Telesat Canada
11.000% due 11/01/2015	$1,700	$1,420
12.500% due 11/01/2017	1,300	968

UBS AG
5.750% due 04/25/2018	1,850	1,551

Wells Fargo Capital XIII
7.700% due 12/29/2049	7,000	3,338

Williams Cos., Inc. Credit Linked Certificate Trust
4.420% due 05/01/2009	2,290	2,288
6.750% due 04/15/2009	1,645	1,641

Total Corporate Bonds & Notes (Cost $57,320)		45,570

CONVERTIBLE BONDS & NOTES 59.6%

BANKING & FINANCE 6.2%

Affiliated Managers Group, Inc.
3.950% due 08/15/2038	13,500	9,602

Boston Properties LP
2.875% due 02/15/2037	3,000	2,351

Citigroup Funding, Inc.
1.080% due 08/31/2012	2,000	1,625

Morgan Stanley
1.700% due 10/15/2012	1,000	766

NASDAQ OMX Group, Inc.
2.500% due 08/15/2013	1,500	1,266

National City Corp.
4.000% due 02/01/2011	15,000	13,744

Prudential Financial, Inc.
0.000% due 12/15/2037	19,500	19,305

U.S. Bancorp
0.704% due 12/11/2035	15,000	13,350

		62,009

INDUSTRIALS 50.6%

Advanced Micro Devices, Inc.
6.000% due 05/01/2015	14,550	5,511

Alcoa, Inc.
5.250% due 03/15/2014	4,800	6,366

Alliant Techsystems, Inc.
2.750% due 09/15/2011	2,500	2,412
2.750% due 02/15/2024	2,000	2,025

American Tower Corp.
3.000% due 08/15/2012	2,000	3,008

Amgen, Inc.
0.375% due 02/01/2013	46,392	42,449

Amylin Pharmaceuticals, Inc.
3.000% due 06/15/2014	1,100	666

Anixter International, Inc.
1.000% due 02/15/2013	3,150	2,402

Archer-Daniels-Midland Co.
0.875% due 02/15/2014	20,225	18,885

ArvinMeritor, Inc.
4.625% due 03/01/2026	2,500	569

Beckman Coulter, Inc.
2.500% due 12/15/2036	5,000	4,775

BioMarin Pharmaceutical, Inc.
1.875% due 04/23/2017	3,400	2,665

Cameron International Corp.
2.500% due 06/15/2026	3,700	3,830

Carnival Corp.
2.000% due 04/15/2021	4,300	3,988

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Cephalon, Inc.
0.000% due 06/15/2033	$2,800	$3,496

Chesapeake Energy Corp.
2.250% due 12/15/2038	48,000	24,960
2.500% due 05/15/2037	12,000	7,950

DST Systems, Inc.
4.125% due 08/15/2023	1,800	1,764

EMC Corp.
1.750% due 12/01/2011	18,000	18,135
1.750% due 12/01/2013	7,000	6,869

Fisher Scientific International, Inc.
3.250% due 03/01/2024	8,000	9,530

General Cable Corp.
1.000% due 10/15/2012	3,800	2,712

Gilead Sciences, Inc.
0.500% due 05/01/2011	5,000	6,312
0.625% due 05/01/2013	4,000	5,140

Integra LifeSciences Holdings Corp.
2.750% due 06/01/2010	2,450	2,254

Intel Corp.
2.950% due 12/15/2035	16,628	13,635

Interpublic Group of Cos., Inc.
4.250% due 03/15/2023	1,100	808

L-1 Identity Solutions, Inc.
3.750% due 05/15/2027	2,000	1,320

L-3 Communications Holdings, Inc.
3.000% due 08/01/2035	12,150	11,770

Lamar Advertising Co.
2.875% due 12/31/2010	2,500	2,303

Leap Wireless International, Inc.
4.500% due 07/15/2014	2,000	1,495

Life Technologies Corp.
1.500% due 02/15/2024	11,000	9,859

LifePoint Hospitals, Inc.
3.500% due 05/15/2014	7,350	5,255

Linear Technology Corp.
3.000% due 05/01/2027	5,600	4,662

Medtronic, Inc.
1.625% due 04/15/2013	37,000	32,884

Millipore Corp.
3.750% due 06/01/2026	9,800	9,138

Molson Coors Brewing Co.
2.500% due 07/30/2013	4,000	4,090

Mylan, Inc.
1.250% due 03/15/2012	8,600	7,407
3.750% due 09/15/2015	16,000	18,200

Nabors Industries, Inc.
0.940% due 05/15/2011	24,500	21,805

Newell Rubbermaid, Inc.
5.500% due 03/15/2014	2,500	2,772

Newmont Mining Corp.
1.625% due 07/15/2017	6,500	7,369
3.000% due 02/15/2012	9,000	11,149

Nortel Networks Corp.
1.750% due 04/15/2012 (a)	3,100	473
2.125% due 04/15/2014 (a)	6,950	1,060

NovaMed, Inc.
1.000% due 06/15/2012	1,800	772

Peabody Energy Corp.
4.750% due 12/15/2041	14,400	10,188

Pioneer Natural Resources Co.
2.875% due 01/15/2038	4,000	2,980

22	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Placer Dome, Inc.
2.750% due 10/15/2023	$1,700	$2,399

Rayonier TRS Holdings, Inc.
3.750% due 10/15/2012	13,800	12,524

Roper Industries, Inc.
0.000% due 01/15/2034 (l)	2,600	1,372

SanDisk Corp.
1.000% due 05/15/2013	4,500	2,722

Schlumberger Ltd.
2.125% due 06/01/2023	550	687

Stillwater Mining Co.
1.875% due 03/15/2028	2,000	700

Symantec Corp.
1.000% due 06/15/2013	7,250	7,132

Teva Pharmaceutical Finance Co. BV
1.750% due 02/01/2026	18,000	19,620

Transocean Ltd.
1.500% due 12/15/2037	46,000	37,892
1.625% due 12/15/2037	12,000	11,085

Trinity Industries, Inc.
3.875% due 06/01/2036	5,500	2,386

Ventas, Inc.
3.875% due 11/15/2011	11,500	9,804

Wyeth
0.965% due 01/15/2024	21,301	21,258

Xilinx, Inc.
3.125% due 03/15/2037	5,000	3,719

YRC Worldwide, Inc.
3.375% due 11/25/2023	4,500	1,046

		504,413

UTILITIES 2.8%

Alcatel-Lucent USA, Inc.
2.875% due 06/15/2023	5,089	4,472

CMS Energy Corp.
2.875% due 12/01/2024	6,500	6,817

Covanta Holding Corp.
1.000% due 02/01/2027	1,600	1,264

Qwest Communications International, Inc.
3.500% due 11/15/2025	13,800	12,799

Time Warner Telecom Holdings, Inc.
2.375% due 04/01/2026	3,500	2,621

		27,973

Total Convertible Bonds & Notes (Cost $633,878)		594,395

MUNICIPAL BONDS & NOTES 0.0%

Illinois State Finance Authority Sports Facilities Revenue Notes, Series 2007
9.000% due 03/01/2014	320	144

Total Municipal Bonds & Notes (Cost $320)		144

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Bonds
3.500% due 02/15/2039	500	496

Total U.S. Treasury Obligations (Cost $496)		496

	SHARES	VALUE (000S)
COMMON STOCKS 0.4%

Celgene Corp. (d)	10,000	$444

DaVita, Inc. (d)	5,700	251

NRG Energy, Inc. (d)	10,256	181

Pride International, Inc. (d)	67,000	1,205

Public Service Enterprise

Group, Inc.	8,180	241

SandRidge Energy, Inc. (d)	70,000	461

Time Warner Cable, Inc.	20,849	425

U.S. Bancorp	35,900	525

Williams Cos., Inc.	30,000	341

Total Common Stocks (Cost $10,019)		4,074

CONVERTIBLE PREFERRED STOCKS 18.2%

BANKING & FINANCE 14.2%

American International Group, Inc.
8.500% due 08/01/2011	1,209,695	6,532

Bank of America Corp.
7.250% due 12/31/2049	106,500	45,209

CIT Group, Inc.
8.750% due 12/31/2049	190,000	3,458

Citigroup, Inc.
6.500% due 12/31/2049 (a)	1,272,750	34,810

Fifth Third Bancorp
8.500% due 12/31/2049	110,000	4,532

KeyCorp
7.750% due 12/31/2049	80,000	5,722

Legg Mason, Inc.
7.000% due 06/30/2011	230,000	4,186

Lehman Brothers Holdings, Inc.
7.250% due 12/31/2049 (a)	9,000	7

SLM Corp.
7.250% due 12/15/2010	2,000	603

Sovereign Capital Trust IV
4.375% due 03/01/2034	100,000	1,975

Wells Fargo & Co.
7.500% due 12/31/2049	71,500	34,248

		141,282

CONSUMER SERVICES 0.2%

Fannie Mae
5.375% due 12/31/2049	29	46
8.750% due 05/13/2011	30,000	32

Simon Property Group, Inc.
6.000% due 12/31/2049	25,400	807

Vale Capital Ltd.
5.500% due 06/15/2010	38,000	1,112

		1,997

ENERGY 0.8%

CMS Energy Corp.
4.500% due 12/31/2049	5,000	316

El Paso Corp.
4.990% due 12/31/2049	7,875	4,569

NRG Energy, Inc.
4.000% due 12/31/2049	3,675	3,280

		8,165

	SHARES	VALUE (000S)
HEALTHCARE 0.7%

Schering-Plough Corp.
6.000% due 08/13/2010	34,000	$7,157

INDUSTRIALS 2.3%

Celanese Corp.
4.250% due 12/31/2049	58,000	1,173

Freeport-McMoRan Copper & Gold, Inc.
5.500% due 12/31/2049	22,500	20,600

General Motors Corp.
6.250% due 07/15/2033	312,000	877

		22,650

Total Convertible Preferred Stocks (Cost $246,914)		181,251

PREFERRED STOCKS 0.0%

Lehman Brothers Holdings, Inc.
0.339% due 05/30/2009 (a)	10,000	50

Total Preferred Stocks (Cost $499)		50

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.3%

CERTIFICATES OF DEPOSIT 0.1%

Unicredito Italiano NY
1.156% due 05/18/2009	$1,300	1,299

REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.080% due 04/01/2009	3,430	3,430

(Dated 03/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 07/02/2009 valued at $3,503. Repurchase proceeds are $3,430.)

U.S. CASH MANAGEMENT BILLS 0.0%
0.220% due 04/29/2009 (g)	290	290

U.S. TREASURY BILLS 1.8%
0.128% due 04/02/2009 - 06/11/2009 (e)(g)	17,720	17,719

Total Short-Term Instruments (Cost $22,738)		22,738

Total Investments 102.6% (Cost $1,147,898)		$1,023,434

Written Options (k) (0.4%) (Premiums $3,636)		(3,750)

Other Assets and Liabilities (Net) (2.2%)		(22,496)

Net Assets 100.0%		$997,188

See Accompanying Notes	Annual Report	March 31, 2009	23

Schedule of Investments  Convertible Fund  (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average rate.
(f)	The Convertible Fund is investing in shares of affiliated Funds.
(g)	Securities with an aggregate market value of $18,009 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $8,945 at a weighted average interest rate of 2.698%. On March 31, 2009, there were no open reverse repurchase agreements.
(i)	Cash of $615 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar June Futures	Long	06/2009	195	$1,198
90-Day Eurodollar September Futures	Long	09/2009	166	1,015

				$2,213

(j)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Chesapeake Energy Corp.	RBS	(2.210%	)	06/20/2017	6.195%	$2,300	$472	$0	$472
Freescale Semiconductor, Inc.	CSFB	(2.250%	)	12/20/2009	55.202%	1,000	317	0	317
Gap, Inc.	MSC	(1.060%	)	09/20/2013	0.625%	5,000	(95)	0	(95)
Wyeth	GSC	(0.400%	)	12/20/2013	0.594%	4,000	34	0	34
Wyeth	RBS	(0.400%	)	12/20/2013	0.594%	4,000	34	0	34

							$762	$0	$762

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	JPM	3.250%	03/20/2014	3.752%	$5,000	$(98)	$0	$(98)
Berkshire Hathaway Finance Corp.	MSC	3.300%	03/20/2014	3.752%	10,000	(211)	0	(211)
Chesapeake Energy Corp.	RBS	2.050%	06/20/2013	6.418%	4,000	(587)	0	(587)
Chrysler Financial	DUB	5.250%	09/20/2012	31.500%	2,000	(901)	0	(901)
Freescale Semiconductor, Inc.	DUB	2.600%	12/20/2009	55.202%	1,000	(315)	0	(315)
General Electric Capital Corp.	CITI	4.100%	12/20/2013	7.440%	1,000	(111)	0	(111)
General Electric Capital Corp.	CITI	4.050%	03/20/2014	7.360%	29,500	(3,375)	0	(3,375)
General Electric Capital Corp.	JPM	4.000%	03/20/2014	7.360%	10,000	(1,162)	0	(1,162)
GMAC LLC	MSC	5.000%	06/20/2009	27.915%	2,400	(117)	(126)	9
HCA, Inc.	CITI	2.000%	09/20/2012	8.994%	600	(100)	0	(100)
HCA, Inc.	CITI	2.400%	06/20/2014	10.022%	400	(85)	0	(85)
HCA, Inc.	GSC	3.320%	03/20/2012	9.633%	1,000	(152)	0	(152)
HCA, Inc.	GSC	5.050%	09/20/2013	10.454%	2,000	(342)	0	(342)
SLM Corp.	BOA	1.350%	06/20/2010	40.182%	1,400	(446)	0	(446)

						$(8,002)	$(126)	$(7,876)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-9 3-Year Index 25-35%	GSC	1.750%	12/20/2010	$12,000	$(2,638)	$0	$(2,638)
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	8,500	(1,497)	0	(1,497)
CDX.HY-9 5-Year Index 25-35%	JPM	3.200%	12/20/2012	6,600	(2,960)	0	(2,960)
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	2,700	(98)	(23)	(75)

					$(7,193)	$(23)	$(7,170)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

24	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	8,200	$(130)	$(29)	$(101)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		800	(13)	(6)	(7)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,600	(42)	(8)	(34)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		500	17	3	14
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		600	20	2	18
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		500	17	4	13
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	BCLY		$20,100	1,792	423	1,369
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	MSC		2,100	187	(12)	199
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	RBS		6,800	1,255	0	1,255
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		1,900	(656)	0	(656)

							$2,447	$377	$2,070

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Cliffs Natural Resources, Inc.	10,000	0.724%	$166	04/23/2009	MLP	$16
Receive	Pride International, Inc.	50,000	0.724%	1,032	04/23/2009	MLP	(133)
Receive	SandRidge Energy, Inc.	45,600	0.724%	330	04/23/2009	MLP	(30)
Receive	SPDR Trust Series 1	1,300,000	0.924%	152,107	04/23/2009	MLP	(3,642)
Receive	Williams Cos., Inc.	34,600	0.724%	445	04/23/2009	MLP	(51)

							$(3,840)

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(k)	Written options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009	EUR	3,400	$0	$56
Put - OTC 7-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		3,400	0	0
Call - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009		2,000	22	33
Put - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		2,000	21	0
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		$10,400	21	1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		10,400	54	1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		1,800	5	1
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		7,900	37	0
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		7,900	53	0
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		27,400	59	2
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		27,400	144	2
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		56,000	59	3
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		56,000	443	3
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		56,600	62	4
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		56,600	447	3
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	05/06/2009		14,000	258	595
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	05/06/2009		14,000	266	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		3,400	12	1

								$1,963	$705

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC Citigroup, Inc.	$3.000	04/18/2009	$1,305	$143	$235
Call - OTC Citigroup, Inc.	4.000	04/18/2009	1,000	196	60
Call - OTC Citigroup, Inc.	4.000	06/20/2009	1,029	151	278
Call - OTC Citigroup, Inc.	3.000	09/19/2009	3,803	1,183	2,472

				$1,673	$3,045

See Accompanying Notes	Annual Report	March 31, 2009	25

Schedule of Investments  Convertible Fund  (Cont.)

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2008	0	$0	EUR	0	$0
Sales	508	436,803		17,600	4,802
Closing Buys	0	(28,400)		(6,800)	(294)
Expirations	(438)	(51,466)		0	(829)
Exercised	(70)	0		0	(43)

Balance at 03/31/2009	0	$356,937	EUR	10,800	$3,636

(l)	Restricted securities as of March 31, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Roper Industries, Inc.	0.000%	01/15/2034	07/10/2007 - 09/30/2008	$2,042	$1,372	0.14%

(m)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	BCLY	5,320	06/2009	$0	$(130)	$(130)
Buy		HSBC	5,320	06/2009	0	(555)	(555)
Sell	GBP	DUB	600	04/2009	9	0	9
Sell		MSC	1,003	04/2009	12	0	12
Buy	MXN	BCLY	22	05/2009	0	0	0
Sell		BCLY	22	05/2009	0	0	0
Buy	MYR	BCLY	665	04/2009	0	(8)	(8)
Buy		BOA	561	04/2009	0	(6)	(6)
Buy		CITI	1,125	04/2009	0	(12)	(12)
Buy		HSBC	1,284	04/2009	0	(8)	(8)
Sell		JPM	3,634	04/2009	54	0	54
Buy	PHP	BCLY	1,519	05/2009	0	0	0
Buy		CITI	37,717	05/2009	2	(4)	(2)
Sell		CITI	50,391	05/2009	0	(63)	(63)
Buy		JPM	11,155	05/2009	0	0	0
Buy	RUB	BCLY	51,013	05/2009	0	(214)	(214)
Sell		DUB	40,410	05/2009	102	0	102
Buy		HSBC	10,125	05/2009	0	(120)	(120)
Sell		HSBC	7,110	05/2009	18	0	18
Sell		UBS	13,619	05/2009	11	0	11
Buy	SGD	CITI	1,007	04/2009	0	(28)	(28)
Sell		CITI	2,647	04/2009	104	0	104
Buy		DUB	634	04/2009	0	(13)	(13)
Buy		HSBC	249	04/2009	0	(7)	(7)
Buy		RBS	431	04/2009	0	(10)	(10)
Buy		UBS	325	04/2009	0	(6)	(6)
Sell		CITI	390	07/2009	16	0	16
Buy		HSBC	390	07/2009	0	(13)	(13)

					$328	$(1,197)	$(869)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$354,687	$666,167	$2,580	$1,023,434
Other Financial Instruments ++	2,213	(19,772)	(901)	(18,460)

Total	$356,900	$646,395	$1,679	$1,004,974

26	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$3,092	$499	$0	$0	$(1,340)	$329	$2,580
Other Financial Instruments ++	(251)	0	0	0	(650)	0	(901)

Total	$2,841	$499	$0	$0	$(1,990)	$329	$1,679

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	27

Schedule of Investments  Diversified Income Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (e) 1.1%

Short-Term Floating NAV Portfolio	2,170,710	$21,718

Total PIMCO Funds (Cost $21,713)		21,718

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 3.4%

Berry Plastics Holding Corp.
8.421% due 06/05/2014	$5,221	3,540

Biomet, Inc.
3.518% due 03/25/2015	179	162
3.522% due 03/25/2015	109	98
4.222% due 03/25/2015	2,655	2,401

Boc Group, Inc.
2.479% due 05/31/2014	2,456	1,489

Cablevision
2.306% due 03/30/2013	3,880	3,529

Community Health Systems, Inc.
2.768% due 07/25/2014	1,221	1,058
3.506% due 07/25/2014	8,014	6,946

Daimler Finance North America LLC
4.560% due 08/03/2012	12,805	6,907

Dex Media West LLC
7.000% due 10/13/2014	1,000	459

FCI Connectors
1.310% due 03/09/2013	1,717	1,056

Georgia-Pacific Corp.
2.956% due 12/20/2012	223	198
3.292% due 12/20/2012	5,655	5,002
3.459% due 12/20/2012	184	163

Hawaiian Telcom Communications, Inc.
4.750% due 06/01/2024 (a)	958	445

HCA, Inc.
3.470% due 11/18/2013	7,293	6,223

Health Management Associates, Inc.
3.209% due 02/28/2014	3,726	3,033

Ineos Group Holdings PLC
7.001% due 10/07/2012	1,220	476
8.202% due 10/07/2013	2,341	891
8.702% due 10/07/2014	2,341	872

Las Vegas Sands Corp.
2.250% due 05/23/2014	4,923	2,637

Metro-Goldwyn-Mayer, Inc.
3.729% due 04/08/2012	3,211	1,450
4.709% due 04/08/2012	4,598	2,077

MGM Mirage
4.750% due 10/03/2011	2,000	875

NRG Energy, Inc.
1.359% due 02/01/2013	1,567	1,414
1.979% due 02/01/2013	951	858
2.959% due 02/01/2013	3,243	2,927

Polypore, Inc.
2.480% due 05/15/2014	4,433	3,291

RH Donnelley Corp.
6.750% due 06/30/2011	812	359

Texas Competitive Electric Holdings Co. LLC
3.979% due 10/10/2014	23	15
4.018% due 10/10/2014	50	33
4.033% due 10/10/2014	6,452	4,274

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Tribune Co.
5.250% due 06/04/2024 (a)	$4,691	$1,240

Total Bank Loan Obligations (Cost $98,018)		66,398

CORPORATE BONDS & NOTES 48.3%

BANKING & FINANCE 26.8%

AES Red Oak LLC
8.540% due 11/30/2019	2,436	2,229

AIG SunAmerica Global Financing X
6.900% due 03/15/2032	220	113

Allstate Life Global Funding II
1.901% due 05/21/2010	5,400	5,147

American Express Bank FSB
0.584% due 06/12/2009	1,000	988
0.605% due 10/20/2009	2,900	2,804
0.637% due 07/13/2010	2,400	2,224

American Express Credit Corp.
0.616% due 05/19/2009	100	99

American General Finance Corp.
6.900% due 12/15/2017	5,000	1,755

American Honda Finance Corp.
4.500% due 05/26/2009	500	502

American International Group, Inc.
0.606% due 06/16/2009	1,400	1,262
1.252% due 10/18/2011	4,900	2,566
5.850% due 01/16/2018	13,600	5,334
8.175% due 05/15/2058	1,400	119

Banco Santander Chile
1.634% due 12/09/2009	5,000	4,959

Bank of America Corp.
4.750% due 08/01/2015	1,400	1,171
5.750% due 12/01/2017	12,975	10,921
8.000% due 12/29/2049	16,600	6,656
8.125% due 12/29/2049	18,800	7,733

Bank of America Institutional Capital A
8.070% due 12/31/2026	500	212

Bank of Scotland PLC
1.182% due 07/17/2009	1,600	1,591

Barclays Bank PLC
5.450% due 09/12/2012	11,600	11,757
6.050% due 12/04/2017	600	473
7.700% due 04/29/2049	19,600	8,624

Bear Stearns Cos. LLC
1.341% due 08/21/2009	100	100
1.366% due 05/18/2010	8,650	8,522
1.404% due 01/31/2011	1,900	1,808
1.446% due 11/28/2011	100	96
1.448% due 08/15/2011	100	92
6.400% due 10/02/2017	18,500	18,046
6.950% due 08/10/2012	6,500	6,626
7.250% due 02/01/2018	5,900	6,107

Berkshire Hathaway Finance Corp.
4.625% due 10/15/2013	500	508

C5 Capital SPV Ltd.
6.196% due 12/01/2049	200	70

C10 Capital SPV Ltd.
6.722% due 12/31/2049	2,300	807

Caelus Re Ltd.
7.511% due 06/07/2011	3,800	3,581

Calabash Re Ltd.
12.220% due 01/08/2010	1,000	979

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Charter One Bank N.A.
1.209% due 04/24/2009	$1,000	$999

Citigroup Capital XXI
8.300% due 12/21/2057	13,175	6,358

Citigroup Funding, Inc.
2.291% due 05/07/2010	100	90

Citigroup, Inc.
1.262% due 12/28/2009	1,800	1,662
1.336% due 05/18/2011	900	727
1.396% due 05/18/2010	100	90
2.125% due 04/30/2012	5,000	5,021
5.300% due 10/17/2012	275	243
6.000% due 02/21/2012	650	594
8.400% due 04/29/2049	5,100	2,889

Commonwealth Bank of Australia
6.024% due 03/29/2049	3,400	1,498

ConocoPhillips Canada Funding Co. I
5.300% due 04/15/2012	2,800	2,933

Credit Suisse New York
5.000% due 05/15/2013	8,500	8,224

DBS Bank Ltd.
1.454% due 05/16/2017	5,000	3,814

El Paso Performance-Linked Trust
7.750% due 07/15/2011	2,300	2,216

Export-Import Bank of China
4.875% due 07/21/2015	2,050	2,112
5.250% due 07/29/2014	6,625	6,948

Ferrellgas Escrow LLC
6.750% due 05/01/2014	1,325	1,120

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	1,835	1,228
7.375% due 10/28/2009	1,800	1,615
7.800% due 06/01/2012	400	271
7.875% due 06/15/2010	420	347
8.000% due 12/15/2016	2,800	1,843

Foundation Re II Ltd.
7.988% due 11/26/2010	1,800	1,726

General Electric Capital Corp.
1.472% due 10/06/2010	1,400	1,284
1.474% due 04/10/2012	13,000	10,857
1.620% due 02/01/2011	100	91
6.875% due 01/10/2039	11,700	9,579

GMAC LLC
2.488% due 05/15/2009	23,375	22,235
5.625% due 05/15/2009	6,100	5,774
6.000% due 12/15/2011	200	112
6.875% due 09/15/2011	600	379
6.875% due 08/28/2012	875	484
7.000% due 02/01/2012	2,500	1,428
7.250% due 03/02/2011	1,525	993
7.750% due 01/19/2010	800	625

Goldman Sachs Group, Inc.
0.613% due 06/23/2009	100	99
1.317% due 06/23/2009	700	695
1.318% due 11/16/2009	1,400	1,368
1.332% due 06/28/2010	600	572
1.677% due 03/22/2016	50	34
4.750% due 07/15/2013	1,225	1,127
5.250% due 10/15/2013	2,400	2,244
5.300% due 02/14/2012	400	386
5.700% due 09/01/2012	165	160
6.150% due 04/01/2018	5,150	4,715
6.750% due 10/01/2037	14,200	9,637
7.350% due 10/01/2009	500	506

HBOS PLC
6.750% due 05/21/2018	400	309

28	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

HCP, Inc.
6.700% due 01/30/2018	$5,000	$3,379

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016	2,900	1,465

HSBC Bank USA N.A.
4.625% due 04/01/2014	400	375

HSBC Capital Funding LP
4.610% due 12/29/2049	4,700	1,993

HSBC Finance Corp.
4.750% due 07/15/2013	120	89

HSBC Holdings PLC
6.500% due 05/02/2036	5,300	4,392
6.500% due 09/15/2037	125	103

ICICI Bank Ltd.
1.894% due 01/12/2010	300	270
5.750% due 01/12/2012	2,100	1,834

Intergas Finance BV
6.375% due 05/14/2017	2,700	1,580
6.875% due 11/04/2011	378	267

International Lease Finance Corp.
4.950% due 02/01/2011	4,700	3,107
6.625% due 11/15/2013	4,000	2,218

John Deere Capital Corp.
1.372% due 10/16/2009	500	498

JPMorgan Chase & Co.
1.256% due 01/17/2011	1,400	1,335
1.348% due 05/16/2011	100	94
4.750% due 05/01/2013	1,900	1,844
6.000% due 01/15/2018	5,000	5,062
7.900% due 04/29/2049	7,300	4,701

KRATON Polymers LLC
8.125% due 01/15/2014	1,825	575

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)	825	103
2.951% due 05/25/2010 (a)	100	13

Lloyds Banking Group PLC
5.920% due 09/29/2049	7,500	1,388

Longpoint Re Ltd.
6.570% due 05/08/2010	4,700	4,566

M&T Capital Trust II
8.277% due 06/01/2027	500	336

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	5,000	4,466

MBNA Capital B
1.970% due 02/01/2027	3,000	1,053

Merna Reinsurance Ltd.
1.870% due 07/07/2010	20,000	18,390

Merrill Lynch & Co., Inc.
1.454% due 02/05/2010	100	94
1.544% due 09/09/2009	100	98
3.472% due 05/12/2010	2,000	1,884
6.050% due 08/15/2012	8,000	6,871
6.875% due 04/25/2018	10,300	8,073

MetLife, Inc.
5.375% due 12/15/2012	45	43

Mirage Resorts, Inc.
7.250% due 08/01/2017	1,000	365

Morgan Stanley
1.291% due 05/07/2009	200	200
1.374% due 01/15/2010	200	191
1.392% due 01/18/2011	400	361
5.750% due 08/31/2012	4,400	4,258
5.950% due 12/28/2017	2,400	2,185
6.000% due 04/28/2015	16,100	15,233

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	$2,400	$1,610

Mystic Re Ltd.
11.261% due 06/07/2011	700	664

National Rural Utilities Cooperative Finance Corp.
2.210% due 07/01/2010	300	294
4.750% due 03/01/2014	750	731
7.250% due 03/01/2012	4,815	5,007

Petroleum Export Ltd.
4.623% due 06/15/2010	1,111	1,007
5.265% due 06/15/2011	4,991	4,269

Petroleum Export Ltd. II
6.340% due 06/20/2011	3,393	2,792

Rabobank Capital Funding II
5.260% due 12/29/2049	2,860	1,288

Rabobank Nederland NV
1.646% due 05/19/2010	9,600	9,487

Residential Reinsurance 2007 Ltd.
8.511% due 06/07/2010	15,500	15,030

Residential Reinsurance 2008 Ltd.
8.011% due 06/06/2011	1,250	1,193

Resona Bank Ltd.
5.850% due 09/29/2049	900	460

Royal Bank of Scotland Group PLC
7.640% due 03/31/2049	300	68
9.118% due 03/31/2049	500	245

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017	7,420	5,172
7.175% due 05/16/2013	2,350	1,934

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	13,500	7,435

SLM Corp.
1.389% due 10/25/2011	2,100	1,210

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	2,100	1,332

Swiss Bank Corp. NY
7.000% due 10/15/2015	500	476

Teco Finance, Inc.
6.750% due 05/01/2015	7,050	5,937

Tenneco, Inc.
10.250% due 07/15/2013	617	330

Textron Financial Corp.
1.454% due 01/11/2010	11,000	8,914

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,000	835
6.625% due 03/20/2017	4,400	2,926
7.500% due 07/18/2016	7,050	5,066

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	3,300	2,906

UBS AG
2.154% due 05/05/2010	5,900	5,888
5.750% due 04/25/2018	1,850	1,551
5.875% due 12/20/2017	5,400	4,655

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015	1,500	1,091

UBS Preferred Funding Trust V
6.243% due 05/29/2049	2,500	684

UFJ Finance Aruba AEC
6.750% due 07/15/2013	250	258

Universal City Development Partners
11.750% due 04/01/2010	500	430

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Universal City Florida Holding Co. I & II
8.375% due 05/01/2010	$500	$178

Ventas Realty LP
6.500% due 06/01/2016	400	348
6.750% due 04/01/2017	2,635	2,266
9.000% due 05/01/2012	800	802

Vita Capital III Ltd.
2.525% due 01/01/2011	3,150	2,939

VTB Capital S.A.
6.875% due 05/29/2018	200	156

Wachovia Bank N.A.
1.309% due 05/25/2010	1,000	956
2.138% due 05/14/2010	17,800	17,205
6.600% due 01/15/2038	3,000	2,382

Wachovia Corp.
1.224% due 10/15/2011	600	532
5.250% due 08/01/2014	500	416

Wachovia Mortgage FSB
1.281% due 05/08/2009	250	250

Wells Fargo & Co.
4.375% due 01/31/2013	7,400	6,906
5.250% due 10/23/2012	15,780	15,351

Wells Fargo Capital X
5.950% due 12/15/2036	2,800	1,895

Wells Fargo Capital XIII
7.700% due 12/29/2049	400	191

		518,142

INDUSTRIALS 16.2%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	35,550	34,263

AES El Salvador Trust
6.750% due 02/01/2016	11,800	6,278

Alcoa, Inc.
5.550% due 02/01/2017	5,000	3,314

Altria Group, Inc.
9.250% due 08/06/2019	2,000	2,143

America Movil SAB de C.V.
5.500% due 03/01/2014	3,380	3,259
5.750% due 01/15/2015	15,400	14,859

AmeriGas Partners LP
7.125% due 05/20/2016	5,075	4,796
7.250% due 05/20/2015	500	473

ARAMARK Corp.
4.670% due 02/01/2015	1,525	1,170
8.500% due 02/01/2015	2,000	1,850

ArvinMeritor, Inc.
8.125% due 09/15/2015	6,410	2,147
8.750% due 03/01/2012	1,760	642

Atlantic Richfield Co.
8.530% due 02/27/2012	500	565

Barrick Gold Finance Co.
4.875% due 11/15/2014	1,000	933

Biomet, Inc.
11.625% due 10/15/2017	5,425	4,815

C8 Capital SPV Ltd.
6.640% due 12/29/2049	29,000	8,479

CBS Corp.
5.625% due 08/15/2012	3,500	3,014

Celestica, Inc.
7.875% due 07/01/2011	1,100	1,078

See Accompanying Notes	Annual Report	March 31, 2009	29

Schedule of Investments  Diversified Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Chart Industries, Inc.
9.125% due 10/15/2015	$1,300	$956

Cisco Systems, Inc.
5.500% due 02/22/2016	500	530

Colorado Interstate Gas Co.
6.800% due 11/15/2015	2,300	2,168

Columbia University
6.875% due 12/15/2015	500	609

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	315	337

Comcast Cable Communications LLC
7.125% due 06/15/2013	2,130	2,220

Comcast Corp.
5.300% due 01/15/2014	2,000	1,945
5.900% due 03/15/2016	2,900	2,806
6.500% due 01/15/2015	100	100

Community Health Systems, Inc.
8.875% due 07/15/2015	2,000	1,900

Compagnie Générale de Géophysique-Veritas
7.750% due 05/15/2017	550	424

Con-way, Inc.
7.250% due 01/15/2018	5,000	3,888

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	2,400	300

Cox Communications, Inc.
7.125% due 10/01/2012	725	722

CSC Holdings, Inc.
7.875% due 02/15/2018	2,000	1,840

CSX Corp.
5.600% due 05/01/2017	5,000	4,215

Cytec Industries, Inc.
6.000% due 10/01/2015	1,000	779

Daimler Finance North America LLC
5.750% due 09/08/2011	4,500	4,256

Delhaize America, Inc.
8.050% due 04/15/2027	600	584

Delta Air Lines, Inc.
7.379% due 05/18/2010	2,197	2,066

Dex Media West LLC
8.500% due 08/15/2010	2,500	1,263
9.875% due 08/15/2013	2,980	603

DISH DBS Corp.
7.125% due 02/01/2016	1,250	1,125

Dow Chemical Co.
6.000% due 10/01/2012	250	215

Dynegy Holdings, Inc.
7.750% due 06/01/2019	3,630	2,378
8.375% due 05/01/2016	6,270	4,279

El Paso Corp.
7.000% due 06/15/2017	4,500	3,856
7.750% due 06/15/2010	300	297

Energy Transfer Partners LP
5.650% due 08/01/2012	4,400	4,189

FBG Finance Ltd.
5.125% due 06/15/2015	1,000	852

Ferrellgas Partners LP
8.750% due 06/15/2012	3,450	2,915

First Data Corp.
9.875% due 09/24/2015	5,715	3,372

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	7,070	1,520

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Gaz Capital S.A.
6.212% due 11/22/2016	$6,750	$4,937
7.288% due 08/16/2037	11,500	7,475
8.625% due 04/28/2034	4,740	4,290

Gazprom International S.A.
7.201% due 02/01/2020	7,435	6,636

Georgia-Pacific LLC
7.000% due 01/15/2015	800	752
7.125% due 01/15/2017	2,200	2,046
8.000% due 01/15/2024	1,995	1,596

GlaxoSmithKline Capital, Inc.
1.856% due 05/13/2010	1,800	1,804

GTL Trade Finance, Inc.
7.250% due 10/20/2017	3,100	2,666

HCA, Inc.
7.190% due 11/15/2015	1,700	1,157
9.625% due 11/15/2016 (b)	3,300	2,640

Health Management Associates, Inc.
6.125% due 04/15/2016	290	239

Hewlett-Packard Co.
6.500% due 07/01/2012	500	541

Hospira, Inc.
4.950% due 06/15/2009	500	501

Ineos Group Holdings PLC
7.001% due 10/07/2012	147	57
8.500% due 02/15/2016	1,300	81

Kohl’s Corp.
6.250% due 12/15/2017	5,000	4,604

Kraft Foods, Inc.
6.500% due 08/11/2017	2,000	2,064

Kroger Co.
7.000% due 05/01/2018	5,000	5,290

Ltd. Brands, Inc.
6.900% due 07/15/2017	2,000	1,376

Marathon Global Funding Corp.
6.000% due 07/01/2012	500	508

Marks & Spencer PLC
6.250% due 12/01/2017	5,000	3,506

Masco Corp.
6.125% due 10/03/2016	5,000	3,214

McKesson Corp.
5.700% due 03/01/2017	5,000	4,742

MGM Mirage
7.500% due 06/01/2016	2,020	717

Miller Brewing Co.
5.500% due 08/15/2013	1,000	964

Nalco Co.
8.875% due 11/15/2013	400	386

New Albertson’s, Inc.
6.570% due 02/23/2028	800	561
7.450% due 08/01/2029	5,100	4,259
7.750% due 06/15/2026	2,150	1,811

Norampac Industries, Inc.
6.750% due 06/01/2013	1,170	527

Nortel Networks Ltd.
10.125% due 07/15/2013 (a)	5,650	1,088
10.750% due 07/15/2016 (a)	1,370	267

Northwest Airlines, Inc.
7.626% due 04/01/2010	763	709

Northwest Pipeline GP
7.000% due 06/15/2016	5,000	5,053

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

OneBeacon U.S. Holdings, Inc.
5.875% due 05/15/2013	$375	$288

Pemex Project Funding Master Trust
2.620% due 06/15/2010	700	673

Petrobras International Finance Co.
6.125% due 10/06/2016	500	502

Petroleos de Venezuela S.A.
5.250% due 04/12/2017	4,700	1,974

Petroleos Mexicanos
8.000% due 05/03/2019	9,200	9,016

Quebecor Media, Inc.
7.750% due 03/15/2016	2,800	2,142

RH Donnelley Corp.
8.875% due 10/15/2017	600	36

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,000	850

Rogers Communications, Inc.
6.750% due 03/15/2015	1,800	1,773

Rowan Cos., Inc.
5.880% due 03/15/2012	1,907	1,975

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)	3,542	2,320

Sanmina-SCI Corp.
8.125% due 03/01/2016	3,125	1,109

SEACOR Holdings, Inc.
5.875% due 10/01/2012	500	467

SemGroup LP
8.750% due 11/15/2015 (a)	5,150	206

Sensata Technologies BV
8.000% due 05/01/2014	2,940	897

Tesco PLC
5.500% due 11/15/2017	9,250	9,120

Tesoro Corp.
6.250% due 11/01/2012	190	167

Time Warner Cable, Inc.
5.850% due 05/01/2017	1,350	1,212

Time Warner, Inc.
6.875% due 05/01/2012	2,625	2,674

TRW Automotive, Inc.
7.250% due 03/15/2017	2,200	924

Tyco International Finance S.A.
6.375% due 10/15/2011	445	451
6.750% due 02/15/2011	500	504

UAL 1991 Equipment Trust AB
10.850% due 02/19/2015 (a)	973	297

United Airlines, Inc.
6.201% due 12/31/2049	21	20
7.336% due 01/02/2021	445	240
7.730% due 07/01/2010	248	240

Vale Overseas Ltd.
6.250% due 01/11/2016	3,200	3,248
6.250% due 01/23/2017	3,700	3,666
8.250% due 01/17/2034	4,025	4,008

Valero Energy Corp.
6.125% due 06/15/2017	8,045	6,933
6.875% due 04/15/2012	1,550	1,565
9.375% due 03/15/2019	4,000	4,139

Verso Paper Holdings LLC
9.125% due 08/01/2014	2,400	912

Viacom, Inc.
6.250% due 04/30/2016	5,000	4,396

30	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Walt Disney Co.
6.200% due 06/20/2014	$500	$552
6.375% due 03/01/2012	640	692

Williams Cos., Inc.
7.625% due 07/15/2019	925	866

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	995

Wynn Las Vegas LLC
6.625% due 12/01/2014	45	34

XTO Energy, Inc.
7.500% due 04/15/2012	3,500	3,668

Yum! Brands, Inc.
6.250% due 03/15/2018	5,000	4,673

		313,075

UTILITIES 5.3%

AT&T Corp.
7.300% due 11/15/2011	947	1,018
8.000% due 11/15/2031	3,500	3,817

Beaver Valley II Funding
9.000% due 06/01/2017	295	293

Carolina Power & Light Co.
5.125% due 09/15/2013	750	783

CenturyTel, Inc.
6.000% due 04/01/2017	5,000	4,181

Constellation Energy Group, Inc.
7.000% due 04/01/2012	655	644

Consumers Energy Co.
5.000% due 02/15/2012	1,500	1,494

Dayton Power & Light Co.
5.125% due 10/01/2013	1,480	1,524

Dominion Resources, Inc.
5.700% due 09/17/2012	260	265

Duke Energy Carolinas LLC
4.500% due 04/01/2010	1,250	1,268
5.300% due 10/01/2015	1,500	1,553
5.625% due 11/30/2012	225	238

Empresa Nacional de Electricidad S.A.
8.625% due 08/01/2015	3,700	4,088

Enel Finance International S.A.
5.700% due 01/15/2013	4,850	4,908

Energy Future Holdings Corp.
10.875% due 11/01/2017	2,000	1,300

Frontier Communications Corp.
7.000% due 11/01/2025	400	228
7.875% due 01/15/2027	1,750	1,190

Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013 (a)	4,000	80

Homer City Funding LLC
8.734% due 10/01/2026	3,730	3,040

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	4,125	3,960

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	4,000	3,840

Majapahit Holding BV
7.250% due 10/17/2011	7,600	6,992
7.250% due 06/28/2017	400	282
7.750% due 10/17/2016	600	444
7.875% due 06/29/2037	400	234

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MidAmerican Energy Holdings Co.
5.875% due 10/01/2012	$300	$312

Midwest Generation LLC
8.560% due 01/02/2016	355	329

Nevada Power Co.
5.875% due 01/15/2015	450	427
6.500% due 05/15/2018	6,050	5,806

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	2,175	2,373

Nextel Communications, Inc.
7.375% due 08/01/2015	4,625	2,474

NRG Energy, Inc.
7.375% due 02/01/2016	3,675	3,427
7.375% due 01/15/2017	330	308

Ohio Edison Co. Credit Linked Certificate Trust
5.647% due 06/15/2009	1,500	1,503

Pedernales Electric Cooperative
5.952% due 11/15/2022	500	545

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022	3,600	2,581

PSEG Energy Holdings LLC
8.500% due 06/15/2011	1,200	1,187

PSEG Power LLC
5.500% due 12/01/2015	900	829
6.950% due 06/01/2012	270	277

Qwest Communications International, Inc.
7.500% due 02/15/2014	11,225	9,766

Qwest Corp.
6.500% due 06/01/2017	1,000	835
7.250% due 09/15/2025	2,250	1,496
7.250% due 10/15/2035	1,365	894
7.500% due 06/15/2023	3,900	2,964
7.625% due 06/15/2015	1,250	1,131

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	470	361

Reliant Energy, Inc.
6.750% due 12/15/2014	4,875	4,509

Sierra Pacific Power Co.
6.000% due 05/15/2016	1,700	1,601

Sprint Capital Corp.
8.375% due 03/15/2012	850	769

Sprint Nextel Corp.
6.000% due 12/01/2016	5,200	3,744

Telefonos de Mexico SAB de C.V.
5.500% due 01/27/2015	1,850	1,725

Verizon Communications, Inc.
5.250% due 04/15/2013	200	204
5.550% due 02/15/2016	400	394

Verizon Global Funding Corp.
4.375% due 06/01/2013	500	496

Verizon New York, Inc.
6.875% due 04/01/2012	25	26

Verizon Pennsylvania, Inc.
5.650% due 11/15/2011	500	514

Virginia Electric and Power Co.
4.750% due 03/01/2013	245	248

		101,719

Total Corporate Bonds & Notes (Cost $1,178,722)		932,936

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS & NOTES 2.0%

Adams County, Pennsylvania General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
4.750% due 11/15/2028	$1,000	$967

California State Chino Valley Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2006
0.000% due 08/01/2023	850	346

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	100	93

Chicago, Illinois Board of Education General Obligation Bonds, (MBIA-FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	649

Clovis, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2020	500	288

Connecticut State Housing Finance Authority Revenue Bonds, Series 1997
6.880% due 11/15/2011	500	506

East Bay, California Municipal Utility District Revenue Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 06/01/2032	7,915	7,786

Florida State Board of Education General Obligation Bonds, (MBIA Insured), Series 2007
4.750% due 06/01/2037	500	449

Florida State Board of Education General Obligation Bonds, Series 2008
4.750% due 06/01/2037	2,300	2,117

Florida State General Obligation Bonds, Series 2008
5.250% due 07/01/2037	400	403

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	980	577
5.750% due 06/01/2047	800	457

Indiana University Revenue Bonds, Series 2008
5.000% due 06/01/2038	600	586

Kentucky State Property & Buildings Commission Revenue Bonds, (MBIA Insured), Series 2003
5.020% due 10/01/2014	500	523

Los Angeles, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	400	383

Los Angeles, California Community College District General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 08/01/2032	900	850

Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2037	1,800	1,721
5.000% due 07/01/2044	5,000	4,649

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2022	700	702
4.500% due 07/01/2023	800	781
4.500% due 07/01/2024	1,100	1,054

Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2007
4.500% due 07/01/2025	700	642

See Accompanying Notes	Annual Report	March 31, 2009	31

Schedule of Investments  Diversified Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	$800	$499
5.000% due 06/01/2041	1,930	1,003

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2037	700	679

New York State Urban Development Corp. Revenue Notes, Series 2003
4.970% due 12/15/2012	500	532

North Texas State Municipal Water District Revenue Bonds, (MBIA Insured), Series 2006
5.000% due 09/01/2035	600	586

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	100	51

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	4,000	2,198

San Bernardino, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	500	489

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	450	234

Tamalpais, California Union High School District General Obligation Bonds, (MBIA Insured), Series 2001
5.000% due 08/01/2026	2,000	2,010

University of Arkansas Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 11/01/2037	600	572

University of California Revenue Bonds, (FSA-CR/FGIC Insured), Series 2007
5.000% due 05/15/2037	200	192
5.000% due 05/15/2041	400	382

University of California Revenue Bonds, Series 2008
5.000% due 05/15/2036	700	660

Washington State General Obligation Bonds, Series 2008
5.000% due 01/01/2033	400	395

West Orange Cove, Texas Consolidated Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
4.750% due 02/15/2038	2,200	2,097

Total Municipal Bonds & Notes (Cost $42,625)		39,108

U.S. GOVERNMENT AGENCIES 23.4%

Fannie Mae
1.006% due 10/18/2030	15	14
1.022% due 03/25/2017	82	81
3.022% due 03/01/2044	142	141
4.299% due 03/01/2036	339	344
4.500% due 05/01/2023 - 04/01/2039	4,938	5,073
4.500% due 02/01/2039 (h)	10,085	10,317
4.846% due 09/01/2031	27	27
4.954% due 02/01/2035	234	239
4.980% due 04/01/2036	319	326
5.000% due 02/25/2017 - 04/01/2039	67,567	69,699
5.000% due 06/01/2038 (h)	9,883	10,208
5.121% due 12/01/2036	209	212

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.500% due 02/01/2037 - 10/01/2038 (g)	$204,534	$212,528
5.500% due 03/01/2037 - 04/01/2039	85,502	88,826
6.000% due 09/01/2037	930	973
6.000% due 05/01/2038 - 10/01/2038 (g)	29,088	30,420
6.260% due 03/01/2011	374	393
6.500% due 06/25/2028	179	181
6.850% due 12/18/2027	198	213

Federal Farm Credit Bank
7.561% due 11/29/2049	500	290

Federal Home Loan Bank
4.060% due 08/25/2009	230	231

Freddie Mac
0.786% due 02/15/2019	5,962	5,772
1.056% due 09/15/2030	49	48
3.022% due 10/25/2044	236	230
3.023% due 02/25/2045	39	33
3.222% due 07/25/2044	426	418
4.974% due 05/01/2023	26	26
5.000% due 09/15/2024	460	464
5.500% due 03/15/2017 - 07/01/2038	3,823	3,957
6.500% due 07/25/2043	18	19
7.000% due 06/15/2013	33	33
7.500% due 06/01/2024	7	8

Ginnie Mae
3.956% due 09/16/2021	198	198
4.045% due 07/16/2020	591	595
4.125% due 11/20/2023 - 11/20/2027	87	87
4.385% due 08/16/2030	1,316	1,335
4.625% due 07/20/2026	37	37
5.137% due 06/16/2023	100	101
5.375% due 03/20/2026 - 05/20/2026	70	71
6.569% due 09/16/2026	911	974
9.250% due 12/20/2019 - 06/20/2021	19	21

New Valley Generation
7.299% due 03/15/2019	757	833

Private Export Funding Corp.
4.550% due 05/15/2015	750	810

Small Business Administration
4.340% due 03/01/2024	232	241
4.504% due 02/01/2014	71	71
5.130% due 09/01/2023	44	47
5.886% due 09/01/2011	226	235
6.030% due 02/01/2012	1,229	1,279
6.900% due 12/01/2020	836	911
7.150% due 03/01/2017	314	340
7.300% due 05/01/2017	220	238

Vendee Mortgage Trust
6.000% due 12/15/2030	1,000	1,008

Total U.S. Government Agencies (Cost $439,896)		451,176

U.S. TREASURY OBLIGATIONS 0.3%

Treasury Inflation Protected Securities (d)
2.375% due 01/15/2027	5,444	5,702

Total U.S. Treasury Obligations (Cost $5,556)		5,702

MORTGAGE-BACKED SECURITIES 6.7%

Adjustable Rate Mortgage Trust
5.014% due 01/25/2035	8,356	6,300
5.413% due 01/25/2036	688	515

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

American Home Mortgage Assets
0.732% due 10/25/2046	$2,077	$675

American Home Mortgage Investment Trust
5.660% due 09/25/2045	485	261

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	2,220	1,442
5.658% due 06/10/2049	2,900	1,976
5.745% due 02/10/2051	4,400	3,140

Banc of America Funding Corp.
5.754% due 03/20/2036	532	309

Banc of America Mortgage Securities, Inc.
4.517% due 07/25/2034	565	369
5.427% due 02/25/2036	182	111

Bear Stearns Adjustable Rate Mortgage Trust
2.940% due 03/25/2035	7,987	5,434
5.008% due 01/25/2035	124	96
5.206% due 01/25/2034	35	24
5.320% due 02/25/2033	9	8
5.435% due 01/25/2034	15	11
5.473% due 05/25/2047	1,567	805
5.602% due 02/25/2033	84	73
5.735% due 02/25/2036	508	265

Bear Stearns Alt-A Trust
0.742% due 12/25/2046	346	57
5.356% due 08/25/2036	700	235
5.364% due 05/25/2035	123	75
5.491% due 09/25/2035	2,424	1,200

Chase Commercial Mortgage Securities Corp.
7.631% due 07/15/2032	500	505

Citicorp Mortgage Securities, Inc.
5.500% due 10/25/2033	37	37

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	1,200	828

Citigroup Mortgage Loan Trust, Inc.
4.688% due 08/25/2035	638	193
4.699% due 03/25/2034	184	146
6.008% due 09/25/2037	2,605	1,301

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	604	487

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,400	3,090

Countrywide Alternative Loan Trust
0.740% due 12/20/2046	3,086	1,001
0.752% due 08/25/2046	427	84
0.755% due 07/20/2046	1,530	553
0.825% due 09/20/2046	600	50
0.852% due 11/20/2035	609	245
2.633% due 12/25/2035	770	334
5.409% due 10/25/2035	474	273
5.750% due 03/25/2037	500	224
6.000% due 10/25/2032	4	4

Countrywide Home Loan Mortgage Pass-Through Trust
0.752% due 05/25/2035	304	131
0.822% due 04/25/2046	589	91
4.812% due 04/20/2035	1,262	928
5.316% due 10/19/2032	8	4
5.555% due 02/25/2034	1,716	1,278

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	500	304
5.552% due 02/15/2039	5,000	4,258

CS First Boston Mortgage Securities Corp.
4.554% due 06/25/2033	853	662
4.666% due 03/15/2036	11,500	10,742
5.435% due 09/15/2034	481	468

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036	800	424

32	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.000% due 10/25/2018	$497	$480
5.500% due 12/25/2035	700	225
5.587% due 10/25/2035	471	248
6.300% due 07/25/2036	700	369

First Horizon Asset Securities, Inc.
4.377% due 07/25/2033	335	260

General Electric Capital Assurance Co.
5.254% due 05/12/2035	1,000	917

GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038	12,000	11,615

Greenpoint Mortgage Pass-Through Certificates
4.884% due 10/25/2033	1,135	776

GS Mortgage Securities Corp. II
0.608% due 03/06/2020	2,497	1,749
6.624% due 05/03/2018	600	640

GSR Mortgage Loan Trust
5.178% due 01/25/2036	639	350
5.346% due 11/25/2035	490	300

Homebanc Mortgage Trust
5.797% due 04/25/2037	527	355

Indymac Index Mortgage Loan Trust
0.762% due 07/25/2035	178	73
0.792% due 06/25/2037	654	141

JPMorgan Chase Commercial Mortgage Securities Corp.
5.050% due 12/12/2034	14,800	13,904
5.336% due 05/15/2047	2,100	1,406
5.429% due 12/12/2043	2,140	1,449
5.506% due 12/12/2044	4,985	4,375
5.747% due 02/12/2049	1,600	1,136
5.794% due 02/12/2051	2,700	1,794

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	3,300	2,213

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.726% due 10/15/2017	2,609	2,242

MASTR Adjustable Rate Mortgages Trust
0.762% due 05/25/2037	506	210
0.862% due 05/25/2047	500	42
4.913% due 11/25/2033	75	64
5.143% due 08/25/2034	200	158

MASTR Alternative Loans Trust
0.922% due 03/25/2036	1,165	442

Merrill Lynch Alternative Note Asset
5.607% due 06/25/2037	592	240

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	600	379

Merrill Lynch Mortgage Investors, Inc.
0.732% due 02/25/2036	2,992	1,660

MLCC Mortgage Investors, Inc.
3.006% due 10/25/2035	4,485	3,006

Morgan Stanley Capital I
5.332% due 12/15/2043	10,000	7,371
5.692% due 04/15/2049	1,200	783
5.809% due 12/12/2049	4,200	2,937

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	233	171

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	500	276

Provident Funding Mortgage Loan Trust
4.240% due 08/25/2033	514	392

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Accredit Loans, Inc.
0.752% due 05/25/2037	$838	$169
5.714% due 02/25/2036	429	206

Residential Asset Securitization Trust
0.922% due 01/25/2046	2,593	1,179

Residential Funding Mortgage Securities I
5.201% due 09/25/2035	666	431

Salomon Brothers Mortgage Securities VII, Inc.
1.022% due 05/25/2032	75	67

Structured Adjustable Rate Mortgage Loan Trust
5.350% due 01/25/2035	970	532
6.000% due 03/25/2036	472	227

Structured Asset Mortgage Investments, Inc.
0.742% due 05/25/2036	3,527	1,243
0.782% due 05/25/2046	534	111

Structured Asset Securities Corp.
5.671% due 06/25/2033	1,206	813

Wachovia Bank Commercial Mortgage Trust
0.636% due 06/15/2020	2,308	1,594

Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	501	345

WaMu Mortgage Pass-Through Certificates
1.062% due 12/25/2027	476	336
2.333% due 02/25/2047	1,732	533
2.383% due 06/25/2047	622	106
2.633% due 08/25/2046	1,047	342
3.033% due 06/25/2042	18	13
3.705% due 02/27/2034	22	17
4.499% due 06/25/2033	338	267
5.414% due 02/25/2037	1,707	932

Washington Mutual Alternative Mortgage Pass-Through Certificates
2.393% due 04/25/2047	821	224
2.403% due 04/25/2047	776	163
2.473% due 05/25/2047	770	211

Washington Mutual MSC Mortgage Pass-Through Certificates
5.667% due 02/25/2033	7	5

Wells Fargo Mortgage-Backed Securities Trust
1.022% due 07/25/2037	1,137	521
4.985% due 12/25/2034	1,124	787
5.593% due 07/25/2036	694	366

Total Mortgage-Backed Securities (Cost $168,878)		128,914

ASSET-BACKED SECURITIES 1.5%

Aurum CLO 2002-1 Ltd.
1.524% due 04/15/2014	4,079	3,565

Chase Issuance Trust
1.206% due 11/15/2011	1,000	988

Countrywide Asset-Backed Certificates
0.632% due 10/25/2046	42	38

CPL Transition Funding LLC
6.250% due 01/15/2017	750	832

Denver Arena Trust
6.940% due 11/15/2019	242	206

Detroit Edison Securitization Funding LLC
6.420% due 03/01/2015	750	824

Ford Credit Auto Owner Trust
1.456% due 01/15/2011	3,375	3,344

GSAA Trust
0.822% due 03/25/2037	700	118
0.822% due 05/25/2047	700	213

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JCP&L Transition Funding LLC
6.160% due 06/05/2019	$650	$721

JPMorgan Mortgage Acquisition Corp.
0.582% due 03/25/2047	275	210

Lehman XS Trust
0.752% due 06/25/2046	667	118

Morgan Stanley ABS Capital I
0.572% due 10/25/2036	1,100	961

Morgan Stanley Mortgage Loan Trust
0.882% due 04/25/2037	700	267
5.726% due 10/25/2036	500	351

Residential Asset Securities Corp.
0.592% due 11/25/2036	352	338

SLM Student Loan Trust
1.139% due 04/25/2014	877	873
1.309% due 01/25/2017	376	372
2.659% due 04/25/2023	13,859	13,621

Total Asset-Backed Securities (Cost $29,802)		27,960

SOVEREIGN ISSUES 10.8%

Banque Centrale de Tunisie
7.375% due 04/25/2012	3,361	3,411
8.250% due 09/19/2027	570	530

Brazil Government International Bond
6.000% due 01/17/2017	2,100	2,105
8.250% due 01/20/2034	2,500	2,788
8.750% due 02/04/2025	2,830	3,240
8.875% due 10/14/2019	8,400	9,912
8.875% due 04/15/2024	8,057	9,326
11.000% due 08/17/2040	14,300	18,232

China Development Bank Corp.
5.000% due 10/15/2015	500	519

Colombia Government International Bond
7.375% due 01/27/2017	7,800	7,933
7.375% due 09/18/2037	3,900	3,500
8.250% due 12/22/2014	5,200	5,798
10.375% due 01/28/2033	275	326
10.750% due 01/15/2013	8,800	10,446
11.750% due 02/25/2020	725	908

Croatia Government International Bond
2.500% due 07/30/2010	42	39

Export-Import Bank of Korea
1.478% due 11/16/2010	400	395

Guatemala Government Bond
9.250% due 08/01/2013	1,845	1,988
10.250% due 11/08/2011	1,000	1,082

Hong Kong Government International Bond
5.125% due 08/01/2014	750	804

Indonesia Government International Bond
6.875% due 03/09/2017	7,100	5,964

Korea Development Bank
1.531% due 11/22/2012	8,200	7,432
1.542% due 10/20/2009	1,600	1,578
5.300% due 01/17/2013	800	744
5.750% due 09/10/2013	385	360

Malaysia Government International Bond
8.750% due 06/01/2009	255	257

Mexico Government International Bond
5.950% due 03/19/2019	26,200	25,676
8.000% due 09/24/2022	45	50

Panama Government International Bond
6.700% due 01/26/2036	2,179	1,923
7.250% due 03/15/2015	2,325	2,383

See Accompanying Notes	Annual Report	March 31, 2009	33

Schedule of Investments  Diversified Income Fund  (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
8.875% due 09/30/2027		$2,600	$2,795
9.375% due 04/01/2029		1,705	1,880

Peru Government International Bond
6.550% due 03/14/2037		320	288
8.375% due 05/03/2016		7,421	8,278
8.750% due 11/21/2033		1,000	1,125

Philippines Government International Bond
6.375% due 01/15/2032		12,300	11,070
7.750% due 01/14/2031		1,100	1,129
8.375% due 06/17/2019		4,210	4,610

Poland Government International Bond
4.000% due 10/27/2024		55	48

Russia Government International Bond
7.500% due 03/31/2030		9,384	8,943

South Africa Government International Bond
5.875% due 05/30/2022		750	671
6.500% due 06/02/2014		7,500	7,538
7.375% due 04/25/2012		2,730	2,826

Ukraine Government International Bond
7.650% due 06/11/2013		4,422	2,100

Uruguay Government International Bond
7.625% due 03/21/2036		1,000	805
8.000% due 11/18/2022		12,054	10,931
9.250% due 05/17/2017		100	106

Venezuela Government International Bond
2.122% due 04/20/2011		1,500	1,090
6.000% due 12/09/2020		6,200	2,709

Vietnam Government International Bond
4.000% due 03/12/2028		10,000	6,490
6.875% due 01/15/2016		3,000	2,776

Total Sovereign Issues (Cost $221,973)			207,857

FOREIGN CURRENCY-DENOMINATED ISSUES 11.1%

America Movil SAB de C.V.
8.460% due 12/18/2036	MXN	10,900	556

Atlas Reinsurance PLC
6.928% due 01/10/2010	EUR	1,500	1,982

Bank of America Corp.
4.750% due 05/23/2017		300	216

Banque Centrale de Tunisie
6.250% due 02/20/2013		2,820	3,690

Barclays Bank PLC
6.000% due 01/23/2018		200	196

BNP Paribas Capital Trust VI
5.868% due 01/29/2049		4,870	3,110

Brazil Government International Bond
12.500% due 01/05/2016	BRL	1,000	455

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2024		26,700	19,171

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	1,925	1,905

Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	500	129

Citigroup, Inc.
4.750% due 02/10/2019	EUR	5,000	3,321

Codere Finance Luxembourg S.A.
8.250% due 06/15/2015		1,500	757

Colombia Government International Bond
12.000% due 10/22/2015	COP	10,000,000	4,427

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Deutsche Telekom International Finance BV
8.125% due 05/29/2012	EUR	2,334	$3,462

Enterprise Inns PLC
6.500% due 12/06/2018	GBP	900	506

FCE Bank PLC
2.538% due 09/30/2009	EUR	400	497

Gaz Capital S.A.
5.440% due 11/02/2017		200	172
5.875% due 06/01/2015		14,000	14,229
7.800% due 09/27/2010		3,500	4,715

General Electric Capital Corp.
4.625% due 09/15/2066		5,700	3,067

Green Valley Ltd.
6.329% due 01/10/2011		1,300	1,656

HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	1,560	481

HSBC Holdings PLC
5.375% due 12/20/2012	EUR	2,298	3,037
6.375% due 10/18/2022	GBP	100	130

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	1,900	215

International Endesa BV
6.125% due 07/05/2012	GBP	1,080	1,621

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)	EUR	3,472	623

Lighthouse International Co. S.A.
8.000% due 04/30/2014		2,250	1,151

Mexican Bonos
7.250% due 12/15/2016	MXN	52,000	3,580

Mitchells & Butlers Finance PLC
6.469% due 09/15/2030	GBP	1,700	1,045

Mizuho Bank Ltd.
1.534% due 11/24/2049	JPY	100,000	996

Mizuho Finance Aruba AEC
1.883% due 12/31/2049		100,000	998

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016	EUR	3,300	3,705

OI European Group BV
6.875% due 03/31/2017		820	959

PagesJaunes Groupe
2.790% due 01/11/2014		4,000	3,802

Pemex Project Funding Master Trust
5.500% due 02/24/2025		14,000	12,160

Punch Taverns Finance PLC
6.468% due 04/15/2033	GBP	7,300	2,523

QBE International Holdings PLC
4.983% due 08/03/2020	AUD	3,000	1,305

Republic of Germany
3.750% due 01/04/2017	EUR	20,000	28,318
4.750% due 07/04/2028		7,900	11,565

Royal Bank of Scotland Group PLC
6.000% due 06/29/2049	GBP	1,620	988
19.890% due 04/06/2011		3,129	1,796

SLM Corp.
3.125% due 09/17/2012	EUR	7,000	6,603
4.750% due 03/17/2014		4,400	3,040

South Africa Government International Bond
5.250% due 05/16/2013		1,050	1,343

Sumitomo Mitsui Banking Corp.
0.950% due 06/02/2049	JPY	100,000	879
1.184% due 12/31/2049		100,000	963
4.375% due 10/27/2014	EUR	3,500	4,185

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Telefonos de Mexico SAB de C.V.
8.750% due 01/31/2016	MXN	138,600	$8,922

UBS AG
7.152% due 12/29/2049	EUR	100	57

Unitymedia Hessen GmbH & Co. KG
4.976% due 04/15/2013		2,825	3,303

UPC Broadband Holding BV
3.545% due 12/31/2014		6,456	6,481

UPC Holding BV
7.750% due 01/15/2014		2,300	2,567

Uruguay Government International Bond
5.000% due 09/14/2018 (d)	UYU	33,528	960
6.875% due 01/19/2016	EUR	13,000	15,501

Veolia Environnement
4.875% due 05/28/2013		3,460	4,684

Virgin Media Finance PLC
8.750% due 04/15/2014		2,300	2,750

Wind Acquisition Finance S.A.
9.750% due 12/01/2015		2,300	2,704

Total Foreign Currency-Denominated Issues (Cost $284,569)			214,159

SHORT-TERM INSTRUMENTS 8.1%

REPURCHASE AGREEMENTS 1.7%

Fixed Income Clearing Corp.
0.080% due 04/01/2009		$751	751
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $767. Repurchase proceeds are $751.)

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009		24,000	24,000
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% due 01/31/2014 valued at $24,432. Repurchase proceeds are $24,000.)
0.190% due 04/01/2009		9,100	9,100
(Dated 03/31/2009. Collateralized by Freddie Mac 4.750% due 11/17/2015 valued at $9,318. Repurchase proceeds are $9,100.)

			33,851

U.S. CASH MANAGEMENT BILLS 0.2%
0.357% due 04/29/2009 - 05/15/2009 (c)(f)		4,550	4,549

U.S. TREASURY BILLS 6.2%
0.168% due 04/02/2009 - 06/11/2009 (c)(f)		118,975	118,961

Total Short-Term Instruments (Cost $157,360)			157,361

PURCHASED OPTIONS (j) 0.6%
(Cost $10,168)			12,236

Total Investments 117.3% (Cost $2,659,280)			$2,265,525

Written Options (k) (0.0%) (Premiums $1,620)			(531)

Other Assets and Liabilities (Net) (17.3%)			(333,231)

Net Assets 100.0%			$1,931,763

34	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average rate.
(d)	Principal amount of security is adjusted for inflation.
(e)	The Diversified Income Fund is investing in shares of affiliated Funds.
(f)	Securities with an aggregate market value of $110,786 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $149,902 at a weighted average interest rate of 0.975%. On March 31, 2009, securities valued at $219,626 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $5,179 and cash of $11,213 have been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	20	$257
90-Day Eurodollar December Futures	Long	12/2009	1,660	8,598
90-Day Eurodollar December Futures	Long	12/2010	8,418	6,852
Euro-Bobl June Futures	Long	06/2009	20	2
Euro-Bund 10-Year Bond June Futures	Long	06/2009	166	73

				$15,782

(i)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BOA	(0.560%	)	03/20/2017	7.032%		$5,000	$1,518	$0	$1,518
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	36.326%		2,500	1,547	0	1,547
American General Finance Corp.	RBS	(1.300%	)	12/20/2017	36.326%		2,500	1,550	0	1,550
American International Group, Inc.	DUB	(5.000%	)	03/20/2013	22.909%		2,200	800	462	338
Bear Stearns Cos., Inc.	RBS	(1.500%	)	12/20/2017	1.801%		5,000	102	0	102
CenturyTel, Inc.	BOA	(0.595%	)	06/20/2017	1.220%		5,000	218	0	218
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	5.108%		5,000	928	0	928
CSX Corp.	UBS	(0.880%	)	06/20/2017	1.584%		5,000	240	0	240
Cytec Industries, Inc.	DUB	(1.000%	)	12/20/2015	3.400%		1,000	127	0	127
Daimler Finance N.A. LLC	BNP	(4.100%	)	09/20/2011	3.000%		4,500	(122)	0	(122)
FBG Finance Ltd.	BCLY	(1.600%	)	06/20/2015	1.500%		1,000	(6)	0	(6)
HCP, Inc.	BOA	(1.227%	)	03/20/2018	7.146%		5,000	1,476	0	1,476
International Lease Finance Corp.	BCLY	(1.540%	)	12/20/2013	19.688%		2,000	789	0	789
JPMorgan Chase & Co.	BNP	(0.500%	)	12/20/2017	1.801%		1,000	90	0	90
JPMorgan Chase & Co.	DUB	(0.540%	)	12/20/2017	1.801%		4,000	350	0	350
Knight, Inc.	DUB	(1.530%	)	03/20/2011	1.572%		4,000	1	0	1
Kohl’s Corp.	BOA	(0.786%	)	12/20/2017	1.454%		5,000	239	0	239
Korea Development Bank	MSC	(0.940%	)	03/20/2013	3.792%		2,700	270	0	270
Kraft Foods, Inc.	DUB	(0.590%	)	09/20/2017	0.945%		2,000	51	0	51
Kroger Co.	JPM	(0.550%	)	06/20/2018	1.051%		5,000	193	0	193
Ltd. Brands, Inc.	GSC	(2.410%	)	09/20/2017	4.328%		2,000	219	0	219
Marks & Spencer PLC	RBS	(0.950%	)	12/20/2017	2.768%		5,000	586	0	586
Marsh & McLennan Cos., Inc.	BCLY	(0.760%	)	09/20/2015	0.890%		5,000	24	0	24
Masco Corp.	CSFB	(0.915%	)	12/20/2016	4.632%		5,000	990	0	990
McKesson Corp.	BOA	(0.380%	)	03/20/2017	0.596%		5,000	76	0	76
MeadWestvaco Corp.	MSC	(0.585%	)	06/20/2012	1.382%		4,000	97	0	97
Morgan Stanley	BCLY	(1.040%	)	06/20/2015	3.543%		500	61	0	61
Morgan Stanley	BOA	(1.200%	)	06/20/2015	3.543%		200	23	0	23
Morgan Stanley	BOA	(1.210%	)	06/20/2015	3.543%		100	11	0	11
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	6.690%		5,000	1,345	0	1,345
Tesoro Corp.	BOA	(2.950%	)	12/20/2012	4.455%		190	9	0	9
Textron Financial Corp.	MSC	(0.090%	)	03/20/2010	15.858%		15,000	2,128	0	2,128
Time Warner, Inc.	JPM	(0.830%	)	12/20/2016	1.044%		5,000	71	0	71
UBS Warburg LLC	BCLY	(2.250%	)	03/20/2014	2.290%	EUR	3,500	4	0	4
UBS Warburg LLC	BCLY	(2.250%	)	03/20/2014	2.290%		$3,200	3	0	3
Valero Energy Corp.	GSC	(2.700%	)	03/20/2019	2.050%		4,000	(205)	0	(205)
Viacom, Inc.	MSC	(0.900%	)	06/20/2016	2.525%		5,000	471	0	471
Yum! Brands, Inc.	DUB	(0.820%	)	03/20/2018	0.980%		5,000	59	0	59

								$16,333	$462	$15,871

See Accompanying Notes	Annual Report	March 31, 2009	35

Schedule of Investments  Diversified Income Fund  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.950%	03/20/2013	22.909%		$2,800	$(1,196)	$0	$(1,196)
American International Group, Inc.	RBS	1.975%	03/20/2013	22.909%		5,400	(2,303)	0	(2,303)
Bank of America Corp.	UBS	0.160%	06/20/2011	8.487%		12,000	(1,945)	0	(1,945)
Biomet, Inc.	CSFB	8.000%	03/20/2014	7.344%		1,473	34	0	34
Brazil Government International Bond	BCLY	2.300%	12/20/2009	1.340%		6,700	91	0	91
Brazil Government International Bond	BCLY	1.360%	08/20/2011	2.570%		1,800	(47)	0	(47)
Brazil Government International Bond	BCLY	1.370%	08/20/2011	2.570%		1,800	(47)	0	(47)
Brazil Government International Bond	CSFB	3.350%	12/20/2009	1.340%		5,000	122	0	122
Brazil Government International Bond	DUB	2.340%	12/20/2009	1.340%		12,500	175	0	175
Brazil Government International Bond	MSC	1.470%	02/20/2017	3.415%		700	(84)	0	(84)
Celestica, Inc.	BCLY	2.850%	09/20/2011	4.286%		2,100	(67)	0	(67)
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	12.448%		1,500	(602)	0	(602)
Chesapeake Energy Corp.	CSFB	1.000%	06/20/2012	6.044%		3,700	(512)	0	(512)
Chesapeake Energy Corp.	CSFB	1.710%	09/20/2012	6.178%		5,650	(733)	0	(733)
Citigroup, Inc.	MSC	0.163%	06/20/2011	10.406%		12,000	(2,337)	0	(2,337)
Codere Finance S.A.	GSC	3.920%	12/20/2012	23.282%	EUR	1,700	(893)	0	(893)
Codere Finance S.A.	JPM	4.150%	12/20/2012	23.282%		1,500	(779)	0	(779)
Colombia Government International Bond	UBS	1.070%	01/20/2012	3.551%		$1,000	(63)	0	(63)
Ford Motor Credit Co. LLC	UBS	5.000%	12/20/2010	16.550%		4,400	(714)	(1,100)	386
France Telecom S.A.	UBS	0.330%	09/20/2011	0.898%	EUR	3,900	(70)	0	(70)
France Telecom S.A.	WAC	0.325%	09/20/2011	0.898%		3,900	(71)	0	(71)
Freeport-McMoRan Copper & Gold, Inc.	BOA	0.910%	06/20/2012	4.651%		$1,800	(191)	0	(191)
Freeport-McMoRan Copper & Gold, Inc.	MSC	0.890%	06/20/2012	4.651%		5,950	(634)	0	(634)
General Electric Capital Corp.	BOA	7.000%	06/20/2013	7.632%		400	(5)	0	(5)
General Electric Capital Corp.	CITI	7.250%	03/20/2012	8.514%		500	(11)	0	(11)
General Electric Capital Corp.	CITI	6.950%	03/20/2013	7.751%		5,000	(85)	0	(85)
General Electric Capital Corp.	CITI	3.950%	03/20/2017	6.581%		9,425	(1,174)	0	(1,174)
General Electric Capital Corp.	DUB	1.070%	12/20/2012	7.906%		3,540	(682)	0	(682)
Goldman Sachs Group, Inc.	MSC	0.235%	06/20/2012	2.981%		4,000	(321)	0	(321)
HCA, Inc.	CSFB	5.000%	03/20/2014	9.992%		880	(119)	(132)	13
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	5.800%		3,000	(565)	0	(565)
Indonesia Government International Bond	RBS	1.390%	12/20/2011	5.949%		5,000	(553)	0	(553)
Indonesia Government International Bond	RBS	1.525%	12/20/2011	5.949%		3,000	(322)	0	(322)
Indonesia Government International Bond	RBS	2.385%	09/20/2016	5.800%		700	(127)	0	(127)
JSC Gazprom	DUB	1.490%	09/20/2017	6.170%		5,000	(1,274)	0	(1,274)
Mexico Government International Bond	CSFB	2.950%	12/20/2009	2.497%		5,000	60	0	60
Mexico Government International Bond	DUB	2.400%	12/20/2009	2.497%		6,100	38	0	38
Mexico Government International Bond	GSC	2.050%	09/20/2013	3.805%		210	(14)	0	(14)
Mexico Government International Bond	JPM	0.920%	03/20/2016	3.939%		650	(109)	0	(109)
Mexico Government International Bond	MSC	2.070%	09/20/2013	3.805%		530	(36)	0	(36)
Mexico Government International Bond	MSC	2.170%	09/20/2013	3.805%		120	(8)	0	(8)
Mexico Government International Bond	UBS	0.695%	01/20/2017	3.965%		500	(98)	0	(98)
Peru Government International Bond	MSC	1.960%	10/20/2016	3.729%		600	(58)	0	(58)
Petroleos Mexicanos	BCLY	0.880%	04/20/2011	3.785%		11,500	(605)	0	(605)
Petroleos Mexicanos	BCLY	1.200%	04/20/2016	4.492%		3,900	(672)	0	(672)
Petroleos Mexicanos	DUB	1.000%	09/20/2017	4.540%		5,000	(1,077)	0	(1,077)
Philippines Government International Bond	BCLY	1.920%	09/20/2012	3.600%		2,500	(131)	0	(131)
Philippines Government International Bond	BCLY	2.510%	09/20/2017	3.650%		1,000	(72)	0	(72)
Philippines Government International Bond	BCLY	2.530%	09/20/2017	3.650%		1,000	(71)	0	(71)
Philippines Government International Bond	CITI	1.770%	12/20/2017	3.650%		5,200	(638)	0	(638)
Philippines Government International Bond	DUB	2.500%	09/20/2017	3.650%		4,500	(329)	0	(329)
Philippines Government International Bond	MSC	2.440%	09/20/2017	3.650%		300	(23)	0	(23)
Philippines Government International Bond	UBS	2.260%	06/20/2013	3.600%		3,800	(187)	0	(187)
RSHB Capital S.A.	BCLY	1.650%	07/20/2011	7.920%		3,900	(487)	0	(487)
RSHB Capital S.A.	CSFB	1.870%	10/20/2012	7.676%		1,400	(228)	0	(228)
RSHB Capital S.A. for OJSC Russian Agricultural Bank	MSC	2.000%	10/20/2012	7.676%		3,000	(475)	0	(475)
Russia Government International Bond	GSC	3.000%	09/04/2013	5.093%		810	(61)	0	(61)
Russia Government International Bond	GSC	2.950%	09/05/2013	5.093%		350	(27)	0	(27)
Russia Government International Bond	GSC	2.750%	09/17/2013	5.087%		200	(17)	0	(17)
Russia Government International Bond	JPM	3.150%	08/19/2013	5.101%		200	(14)	0	(14)
Russia Government International Bond	MLP	2.310%	01/21/2014	5.029%		4,500	(469)	0	(469)
SLM Corp.	BOA	0.820%	06/20/2012	29.302%		4,500	(1,897)	0	(1,897)
Telecom Italia Finance S.A.	UBS	0.520%	09/20/2011	3.618%	EUR	3,900	(364)	0	(364)
Telecom Italia Finance S.A.	WAC	0.525%	09/20/2011	3.618%		3,900	(364)	0	(364)
Ukraine Government International Bond	MSC	1.590%	04/20/2012	51.722%		$1,500	(927)	0	(927)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	3.201%		3,000	(164)	0	(164)
Wells Fargo & Co.	UBS	0.800%	09/20/2009	4.010%		2,800	(42)	0	(42)

							$(27,670)	$(1,232)	$(26,438)

36	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE A 06-1 Index	CITI	0.540%	07/25/2045		$9,000	$(8,275)	$(236)	$(8,039)
ABX.HE A 06-2 Index	CITI	0.440%	05/25/2046		8,561	(8,230)	(583)	(7,647)
ABX.HE A 06-2 Index	GSC	0.440%	05/25/2046		8,110	(7,799)	(547)	(7,252)
ABX.HE A 06-2 Index	UBS	0.440%	05/25/2046		8,561	(8,233)	(583)	(7,650)
CDX.EM-9 Index	DUB	2.650%	06/20/2013		29,255	(4,170)	(578)	(3,592)
CDX.EM-10 Index	DUB	3.350%	12/20/2013		150	(19)	(24)	5
CDX.HY-10 3-Year Index 25-35%	MLP	2.360%	06/20/2011		2,000	(712)	0	(712)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		8,778	(1,083)	0	(1,083)
CDX.HY-10 5-Year Index	BCLY	5.000%	06/20/2013		20,544	(5,665)	(1,361)	(4,304)
CDX.HY-10 5-Year Index	CSFB	5.000%	06/20/2013		16,320	(4,501)	(1,075)	(3,426)
CDX.HY-10 5-Year Index	JPM	5.000%	06/20/2013		6,144	(1,694)	(411)	(1,283)
CDX.HY-10 5-Year Index	RBS	5.000%	06/20/2013		16,320	(4,500)	(1,122)	(3,378)
CDX.IG-5 Index	GSC	0.450%	12/20/2010		14,640	(964)	(6)	(958)
CDX.IG-6 Index	DUB	0.400%	06/20/2011		16,456	(1,169)	22	(1,191)
CDX.IG-6 Index	MSC	0.400%	06/20/2011		968	(68)	0	(68)
CDX.IG-9 5-Year Index 15-30%	DUB	0.900%	12/20/2012		500	(9)	0	(9)
CDX.IG-9 5-Year Index 15-30%	DUB	1.040%	12/20/2012		2,500	(33)	0	(33)
CDX.IG-9 5-Year Index 15-30%	DUB	1.160%	12/20/2012		12,300	(107)	0	(107)
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012		7,400	(59)	0	(59)
CDX.IG-9 5-Year Index 15-30%	GSC	1.210%	12/20/2012		5,000	(34)	0	(34)
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,800	(49)	0	(49)
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012		5,153	1	0	1
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,750	1	0	1
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012		875	0	0	0
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012		1,069	0	0	0
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012		1,750	1	0	1
CDX.IG-9 5-Year Index 30-100%	GSC	0.720%	12/20/2012		13,612	12	0	12
CDX.IG-9 5-Year Index 30-100%	MSC	0.720%	12/20/2012		972	1	0	1
CDX.IG-10 5-Year Index	CSFB	1.550%	06/20/2013		20,984	(836)	44	(880)
CDX.IG-10 5-Year Index	JPM	1.550%	06/20/2013		12,395	(494)	26	(520)
CDX.IG-11 5-Year Index	GSC	1.500%	12/20/2013		100,500	(3,628)	(673)	(2,955)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049		11,900	(4,008)	(1,982)	(2,026)
iTraxx Europe 4 Index	MSC	0.350%	12/20/2010	EUR	43,600	(2,630)	(39)	(2,591)
iTraxx Europe 5 Index	MSC	0.400%	06/20/2011		2,500	(167)	14	(181)
iTraxx Europe Crossover 5 Index	DUB	2.900%	06/20/2011		4,900	(1,164)	91	(1,255)
iTraxx Europe Crossover 5 Index	JPM	2.900%	06/20/2011		6,975	(1,658)	135	(1,793)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012		3,000	(1,024)	54	(1,078)
iTraxx Europe Crossover 9 Index	DUB	6.500%	06/20/2013		26,000	(5,902)	276	(6,178)

						$(78,868)	$(8,558)	$(70,310)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM	EUR	23,000	$597	$0	$597
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		56,400	1,517	0	1,517
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY		8,000	186	3	183
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		1,100	22	0	22
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		2,500	51	0	51
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		2,500	49	0	49
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		3,200	67	0	67
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		1,600	28	1	27

See Accompanying Notes	Annual Report	March 31, 2009	37

Schedule of Investments  Diversified Income Fund  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		$17,000	$471	$187	$284
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BCLY		7,100	354	260	94
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		9,700	484	354	130
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		47,200	2,353	1,787	566
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		126,500	6,307	4,009	2,298
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP		38,700	1,929	898	1,031
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		220,400	10,990	5,043	5,947
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		110,000	8,844	8,333	511
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	BCLY		12,000	2,320	1,219	1,101
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		2,100	406	48	358
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP		51,300	(11,791)	323	(12,114)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	CITI		26,900	(7,333)	(515)	(6,818)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		1,100	41	(94)	135
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB	AUD	41,000	938	(97)	1,035
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	JPM		6,800	156	(4)	160
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC	EUR	29,000	3,330	(544)	3,874
Pay	6-Month EUR-LIBOR	4.000%	09/19/2017	BCLY		4,100	304	(309)	613
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	DUB		500	65	14	51
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC	GBP	7,500	992	(166)	1,158
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		18,100	2,394	(453)	2,847
Pay	6-Month JPY-LIBOR	2.000%	12/20/2016	DUB	JPY	2,140,000	1,426	338	1,088

							$27,497	$20,635	$6,862

(j)	Purchased options outstanding on March 31, 2009:

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC USD versus JPY	JPY	105.400	03/31/2010	$11,000	$462	$238
Put - OTC USD versus JPY		105.400	03/31/2010	11,000	461	1,036
Call - OTC USD versus JPY		101.250	12/08/2010	87,000	4,565	3,766
Put - OTC USD versus JPY		101.250	12/08/2010	87,000	4,680	7,196

					$10,168	$12,236

(k)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$126.000	05/22/2009	210	$158	$144
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	210	325	45
Put - CME 90-Day Eurodollar June Futures	98.500	06/15/2009	485	171	49

				$654	$238

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009	EUR	7,900	$86	$130
Put - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		7,900	83	1
Call - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009		4,500	49	74
Put - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		4,500	48	0
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.100%	05/22/2009		$7,000	29	19
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		11,200	103	18
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		1,700	16	3
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		300	1	0
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		300	2	0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	07/27/2009		38,800	231	43
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,100	20	3
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		6,000	6	0
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		6,000	47	0
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		7,200	8	1
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		7,200	57	0

								$786	$292

38	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Put - OTC Fannie Mae 5.500% due 05/01/2039	$102.000	04/27/2009	$29,500	$ 180	$1

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2008	1,708	$0	EUR	0	$1,624
Sales	5,937	268,400		24,800	6,764
Closing Buys	(44)	(68,400)		0	(870)
Expirations	(6,696)	(82,700)		0	(5,898)
Exercised	0	0		0	0

Balance at 03/31/2009	905	$117,300	EUR	24,800	$1,620

(l)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.500%	05/01/2039	$15,600	$15,911	$16,153
Fannie Mae	6.000%	04/01/2039	3,000	3,094	3,134
Fannie Mae	6.500%	04/01/2039	1,000	1,041	1,053

				$20,046	$20,340

(m)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	JPM	1,598	04/2009	$95	$0	$95
Sell		UBS	1,589	04/2009	0	(103)	(103)
Sell	BRL	HSBC	50,953	06/2009	0	(791)	(791)
Buy		UBS	6,436	06/2009	0	(57)	(57)
Sell	CAD	JPM	408	04/2009	4	0	4
Buy		RBS	3,222	04/2009	0	(43)	(43)
Buy	CLP	CITI	1,249,810	05/2009	154	0	154
Sell		CITI	2,512,709	05/2009	0	(309)	(309)
Sell		DUB	1,249,810	05/2009	0	(219)	(219)
Buy		JPM	2,512,709	05/2009	0	(956)	(956)
Buy	CNY	BCLY	35,054	09/2009	73	0	73
Buy		CITI	22,628	09/2009	58	0	58
Buy		DUB	102,761	09/2009	237	0	237
Buy		HSBC	45,763	09/2009	110	0	110
Buy		JPM	18,707	09/2009	33	0	33
Buy	COP	CITI	9,328,431	05/2009	0	(112)	(112)
Sell		CITI	9,328,431	05/2009	187	0	187
Buy	EUR	BCLY	1,561	04/2009	19	0	19
Sell		HSBC	118,413	04/2009	0	(7,784)	(7,784)
Buy		RBS	101	04/2009	0	0	0
Sell	GBP	DUB	7,129	04/2009	106	0	106
Buy		MSC	2,414	04/2009	3	0	3
Sell		MSC	11,931	04/2009	140	0	140
Buy		UBS	2,520	04/2009	0	(102)	(102)
Sell	HUF	BCLY	3,994,363	05/2009	944	0	944
Buy		DUB	477	05/2009	0	0	0
Buy		HSBC	1,739,192	05/2009	64	0	64
Buy		RBS	2,254,694	05/2009	67	0	67
Buy		BCLY	477	10/2009	0	0	0
Buy	ILS	HSBC	890	06/2009	0	(32)	(32)
Sell	JPY	BNP	3,085,044	05/2009	535	0	535
Sell		MSC	3,085,044	06/2009	493	0	493
Buy	MXN	BCLY	669	05/2009	0	0	0
Sell		BCLY	240,992	05/2009	295	0	295
Buy		HSBC	5,262	05/2009	0	(2)	(2)
Buy		JPM	530	05/2009	1	0	1
Buy		MLP	470	05/2009	0	(2)	(2)
Buy		JPM	2,317	11/2009	0	(1)	(1)
Buy	MYR	BCLY	420	04/2009	0	(5)	(5)
Buy		BOA	385	04/2009	0	(4)	(4)

See Accompanying Notes	Annual Report	March 31, 2009	39

Schedule of Investments Diversified Income Fund (Cont.)	March 31, 2009

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	CITI	738	04/2009	$0	$(8)	$(8)
Sell		CITI	2,399	04/2009	22	0	22
Buy		HSBC	855	04/2009	0	(5)	(5)
Buy		BCLY	1,840	08/2009	0	(16)	(16)
Sell		CITI	1,840	08/2009	16	0	16
Buy	PHP	BCLY	3,775	05/2009	1	0	1
Buy		CITI	92,842	05/2009	5	(10)	(5)
Sell		CITI	124,261	05/2009	15	0	15
Buy		JPM	27,645	05/2009	0	0	0
Buy		CITI	664,846	08/2009	0	(195)	(195)
Sell		CITI	664,846	08/2009	7	0	7
Sell	PLN	BCLY	2,279	05/2009	93	0	93
Sell		DUB	3,570	05/2009	236	0	236
Buy		HSBC	6,943	05/2009	0	(995)	(995)
Sell		HSBC	586	05/2009	19	(1)	18
Buy		JPM	107	05/2009	0	(1)	(1)
Sell		JPM	615	05/2009	21	0	21
Sell		CITI	135	11/2009	1	0	1
Buy		DUB	56	11/2009	0	0	0
Buy		JPM	135	11/2009	0	(1)	(1)
Buy	RUB	BCLY	47,084	05/2009	0	(373)	(373)
Sell		BCLY	803,683	05/2009	602	0	602
Buy		JPM	404,408	05/2009	0	(3,167)	(3,167)
Sell		JPM	143,087	05/2009	362	0	362
Buy		UBS	495,277	05/2009	0	(5,957)	(5,957)
Buy	SGD	BCLY	12,468	04/2009	0	(113)	(113)
Sell		JPM	12,468	04/2009	229	0	229
Sell		BCLY	22,578	07/2009	231	0	231
Buy		CITI	12,051	07/2009	0	(294)	(294)
Buy		JPM	10,527	07/2009	0	(74)	(74)
Sell	TRY	HSBC	824	07/2009	0	(17)	(17)
Buy		JPM	824	07/2009	3	0	3
Buy	ZAR	BCLY	5,631	05/2009	78	0	78
Sell		BCLY	12,615	05/2009	2	(59)	(57)
Buy		CITI	1,484	05/2009	10	0	10
Buy		DUB	3,478	05/2009	18	0	18
Buy		JPM	2,022	05/2009	14	0	14
Buy		DUB	1,269	11/2009	0	0	0

					$5,603	$(21,808)	$(16,205)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$21,718	$2,234,530	$9,277	$2,265,525
Short Sales, at value	0	(20,340)	0	(20,340)
Other Financial Instruments ++	15,782	(93,142)	2,391	(74,969)

Total	$37,500	$2,121,048	$11,668	$2,170,216

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$14,390	$7,326	$(32)	$(94)	$(4,643)	$(7,670)	$9,277
Other Financial Instruments ++	(2,940)	0	0	0	3,196	2,135	2,391

Total	$11,450	$7,326	$(32)	$(94)	$(1,447)	$(5,535)	$11,668

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

40	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Schedule of Investments Floating Income Fund	March 31, 2009

	SHARES	VALUE (000S)
PIMCO FUNDS (d) 4.2%

Short-Term Floating NAV Portfolio	3,020,424	$30,219

Total PIMCO Funds (Cost $30,214)		30,219

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 3.6%

Bausch & Lomb, Inc.
3.768% due 04/26/2015	$40	34
4.470% due 04/26/2015	1,584	1,360
4.709% due 04/26/2015	200	172
7.000% due 10/26/2015	160	137

Biomet, Inc.
4.222% due 03/25/2015	1,473	1,332

Cablevision
2.306% due 03/30/2013	1,930	1,755
2.692% due 03/30/2013	5	5

Community Health Systems, Inc.
2.768% due 07/25/2014	122	106
3.506% due 07/25/2014	810	702

Cooper-Standard Automotive, Inc.
4.000% due 12/31/2011	1,959	470

Daimler Finance North America LLC
4.560% due 08/03/2012	1,929	1,041

FCI Connectors
1.310% due 03/09/2013	1,717	1,056

Freescale Semiconductor, Inc.
8.000% due 12/15/2014	586	306

Georgia-Pacific Corp.
2.956% due 12/20/2012	69	61
3.292% due 12/20/2012	1,747	1,545
3.459% due 12/20/2012	57	50

Hawaiian Telcom Communications, Inc.
4.750% due 06/01/2024	1,691	785

HCA, Inc.
3.470% due 11/18/2013	2,144	1,829

Headwaters, Inc.
5.970% due 04/30/2011	552	400

Hertz Corp.
1.227% due 12/21/2012	1	0
2.290% due 12/21/2012	1	1

Idearc, Inc.
3.220% due 11/17/2014	916	354

Ineos Group Holdings PLC
8.202% due 10/07/2013	1,107	421
8.702% due 10/07/2014	1,107	412

Las Vegas Sands Corp.
2.250% due 05/23/2014	963	516

Metro-Goldwyn-Mayer, Inc.
3.729% due 04/08/2012	644	291
4.709% due 04/08/2012	729	329

NRG Energy, Inc.
1.359% due 02/01/2013	1,194	1,078
1.979% due 02/01/2013	135	122
2.959% due 02/01/2013	459	415

OAO Rosneft Oil Co.
1.129% due 09/17/2009	968	876

PanAmSat Corp.
3.925% due 07/03/2012	574	524

Renal Advantage, Inc.
3.056% due 10/06/2012	269	222

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.820% due 10/06/2012	$1,555	$1,283
4.750% due 10/06/2012	5	4

RH Donnelley Corp.
6.750% due 06/30/2011	1,825	806

Roundy’s Supermarket, Inc.
3.250% due 10/27/2011	699	619
3.290% due 10/27/2011	872	772

Texas Competitive Electric Holdings Co. LLC
3.979% due 10/10/2014	10	7
4.018% due 10/10/2014	16	10
4.033% due 10/10/2014	2,038	1,349

VNU/Nielson Finance LLC
2.533% due 08/09/2013	938	734

Wimar Landco LLC
4.500% due 07/03/2024	5,000	1,469

Total Bank Loan Obligations (Cost $41,522)		25,760

CORPORATE BONDS & NOTES 56.0%

BANKING & FINANCE 27.6%

American Express Bank FSB
0.605% due 10/20/2009	900	870
0.637% due 07/13/2010	700	648

Bank of America Corp.
1.607% due 06/22/2012	8,000	8,066
4.375% due 12/01/2010	7,000	6,612
4.500% due 08/01/2010	7,000	6,661
5.375% due 08/15/2011	2,000	1,865
5.750% due 12/01/2017	1,300	1,094
8.000% due 12/29/2049	8,800	3,529
8.125% due 12/29/2049	800	329

Barclays Bank PLC
5.450% due 09/12/2012	1,600	1,622
7.434% due 09/29/2049	6,200	2,579

Bear Stearns Cos. LLC
1.554% due 09/09/2009	1,680	1,675
7.250% due 02/01/2018	1,300	1,346

C5 Capital SPV Ltd.
6.196% due 12/01/2049	500	175

C10 Capital SPV Ltd.
6.722% due 12/31/2049	2,400	842

Calabash Re Ltd.
12.220% due 01/08/2010	3,000	2,938

CIT Group Funding Co. of Canada
4.650% due 07/01/2010	5,000	4,152

Citigroup, Inc.
1.445% due 03/16/2012	20,000	14,897
2.125% due 04/30/2012	5,000	5,021
5.100% due 09/29/2011	6,000	5,460

Credit Suisse New York
5.000% due 05/15/2013	6,000	5,805

Ford Motor Credit Co. LLC
4.010% due 01/13/2012	15,010	9,475
7.000% due 10/01/2013	2,200	1,473
7.250% due 10/25/2011	100	71
7.375% due 10/28/2009	6,425	5,763
7.800% due 06/01/2012	200	136
7.875% due 06/15/2010	200	165
8.000% due 12/15/2016	800	527
9.750% due 09/15/2010	3,900	3,209

Foundation Re II Ltd.
7.988% due 11/26/2010	3,700	3,548

General Electric Capital Corp.
1.580% due 09/15/2014	300	217

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Goldman Sachs Group, Inc.
1.461% due 03/02/2010	$2,500	$2,422
1.821% due 10/07/2011	2,000	1,800
1.854% due 01/12/2015	1,000	739

HBOS PLC
6.750% due 05/21/2018	2,500	1,932

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016	6,575	3,320

Intergas Finance BV
6.375% due 05/14/2017	4,000	2,340
6.875% due 11/04/2011	189	133

International Lease Finance Corp.
1.494% due 01/15/2010	4,500	3,553
1.765% due 07/01/2011	5,000	2,703

JPMorgan Chase & Co.
1.256% due 01/17/2011	7,000	6,675
6.000% due 01/15/2018	3,200	3,240

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)	1,100	137
2.951% due 05/25/2010 (a)	900	112

MBNA Corp.
5.000% due 05/04/2010	8,000	7,652

Merna Reinsurance Ltd.
1.870% due 07/07/2010	5,800	5,333

Merrill Lynch & Co., Inc.
3.472% due 05/12/2010	400	377
5.450% due 02/05/2013	2,350	1,929

Morgan Stanley
1.291% due 05/07/2009	7,500	7,489
1.374% due 01/15/2010	3,500	3,348
1.648% due 01/09/2012	1,300	1,044
1.698% due 01/09/2014	1,000	742

Mystic Re Ltd.
11.261% due 06/07/2011	1,500	1,424

National Australia Bank Ltd.
1.321% due 08/19/2009	500	496

Osiris Capital PLC
6.094% due 01/15/2010	2,000	1,962

Pemex Finance Ltd.
9.690% due 08/15/2009	98	98

Petroleum Export Ltd.
4.623% due 06/15/2010	1,944	1,762
5.265% due 06/15/2011	3,687	3,136

Petroleum Export Ltd. II
6.340% due 06/20/2011	2,062	1,699

RBS Capital Trust III
5.512% due 09/29/2049	3,700	1,481

Residential Reinsurance 2007 Ltd.
7.261% due 06/07/2010	3,500	3,342

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049	4,000	1,960

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	3,500	1,928

TNK-BP Finance S.A.
7.500% due 03/13/2013	5,300	4,399

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	5,500	4,843

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015	1,500	1,091

UBS Preferred Funding Trust I
8.622% due 10/29/2049	8,250	3,312

See Accompanying Notes	Annual Report	March 31, 2009	41

Schedule of Investments  Floating Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Universal City Florida Holding Co. I & II
5.920% due 05/01/2010	$3,200	$1,136

VTB Capital S.A.
6.609% due 10/31/2012	3,500	2,818

Wells Fargo & Co.
4.375% due 01/31/2013	600	560

Wells Fargo Capital XIII
7.700% due 12/29/2049	7,600	3,624

		198,861

INDUSTRIALS 23.9%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	52,670	50,763

Altria Group, Inc.
9.250% due 08/06/2019	18,300	19,612
9.700% due 11/10/2018	10,000	10,909

AutoZone, Inc.
7.125% due 08/01/2018	2,000	1,969

Berry Plastics Corp.
5.195% due 09/15/2014	2,500	925

Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	1,000	795

Computer Sciences Corp.
6.500% due 03/15/2018	3,000	2,851

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	800	100

CVS Caremark Corp.
1.561% due 06/01/2010	3,800	3,663

Delta Air Lines, Inc.
7.379% due 05/18/2010	6,433	6,047

Dex Media West LLC
9.875% due 08/15/2013	2,600	527

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	713	684

First Data Corp.
9.875% due 09/24/2015	1,350	797

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013	4,939	4,618

Goodyear Tire & Rubber Co.
6.318% due 12/01/2009	3,000	2,880

Hanesbrands, Inc.
5.698% due 12/15/2014	7,000	4,690

Home Depot, Inc.
1.445% due 12/16/2009	2,500	2,453

International Paper Co.
7.400% due 06/15/2014	3,000	2,479

Nortel Networks Ltd.
9.002% due 07/15/2011 (a)	1,600	264

Northwest Airlines, Inc.
7.626% due 04/01/2010	2,430	2,260

OneBeacon U.S. Holdings, Inc.
5.875% due 05/15/2013	375	288

Pemex Project Funding Master Trust
1.864% due 12/03/2012	15,000	12,712

Petroleos Mexicanos
8.000% due 05/03/2019	8,600	8,428

Pfizer, Inc.
4.450% due 03/15/2012	2,000	2,056

Rohm & Haas Co.
6.000% due 09/15/2017	3,000	2,498

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

RR Donnelley & Sons Co.
5.625% due 01/15/2012	$6,000	$4,964
11.250% due 02/01/2019	8,000	6,933

Ryder System, Inc.
6.000% due 03/01/2013	4,000	3,590

SandRidge Energy, Inc.
5.060% due 04/01/2014	4,775	2,871

SUPERVALU, Inc.
7.500% due 11/15/2014	275	270

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	772	613

United Airlines, Inc.
6.201% due 12/31/2049	78	75
7.730% due 07/01/2010	370	357

Vale Overseas Ltd.
6.250% due 01/11/2016	5,000	5,075

Xerox Corp.
2.059% due 12/18/2009	3,000	2,918

XTO Energy, Inc.
7.500% due 04/15/2012	90	94

		173,028

UTILITIES 4.5%

AES Panama S.A.
6.350% due 12/21/2016	5,000	4,494

AT&T Corp.
7.300% due 11/15/2011	473	509

CMS Energy Corp.
2.044% due 01/15/2013	13,400	10,519

Embarq Corp.
7.082% due 06/01/2016	3,000	2,704

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	1,100	1,056

Majapahit Holding BV
7.250% due 10/17/2011	2,100	1,932

Ohio Power Co.
1.605% due 04/05/2010	2,000	1,954

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022	5,500	3,944

PSEG Energy Holdings LLC
8.500% due 06/15/2011	3,000	2,967

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,050	1,968

Ras Laffan Liquefied Natural Gas Co. Ltd.
3.437% due 09/15/2009	141	139

Sierra Pacific Power Co.
6.000% due 05/15/2016	200	188

Verizon Communications, Inc.
5.350% due 02/15/2011	200	205

		32,579

Total Corporate Bonds & Notes (Cost $475,081)		404,468

U.S. GOVERNMENT AGENCIES 4.9%

Fannie Mae
0.662% due 04/25/2035	73	66
0.722% due 10/27/2037	200	180
4.954% due 02/01/2035	234	239
5.000% due 04/01/2039	13,600	14,031
5.055% due 05/01/2035	553	570
5.500% due 03/01/2033 - 04/01/2039	18,693	19,407

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Freddie Mac
5.500% due 09/01/2038	$661	$688

Ginnie Mae
0.856% due 12/16/2026	224	216

Total U.S. Government Agencies (Cost $34,877)		35,397

MORTGAGE-BACKED SECURITIES 5.0%

Adjustable Rate Mortgage Trust
5.385% due 11/25/2035	730	459

American Home Mortgage Assets
0.732% due 10/25/2046	458	149

American Home Mortgage Investment Trust
0.762% due 05/25/2047	538	106
5.660% due 09/25/2045	133	72

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	900	613
5.745% due 02/10/2051	900	642

Banc of America Funding Corp.
4.003% due 06/25/2034	396	325
5.888% due 04/25/2037	700	437

Banc of America Mortgage Securities, Inc.
4.662% due 07/25/2033	2,081	1,679
5.137% due 07/25/2033	150	119
5.427% due 02/25/2036	47	29

Bear Stearns Adjustable Rate Mortgage Trust
4.760% due 12/25/2035	892	680
5.008% due 01/25/2035	43	33
5.473% due 05/25/2047	427	219

Bear Stearns Alt-A Trust
0.682% due 02/25/2034	2,135	783
5.491% due 09/25/2035	5,867	2,904
5.808% due 03/25/2036	249	96

Bear Stearns Structured Products, Inc.
5.733% due 12/26/2046	2,143	1,236

CC Mortgage Funding Corp.
0.652% due 05/25/2048	4,225	1,532

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	400	276

Citigroup Mortgage Loan Trust, Inc.
0.544% due 01/25/2037	2,075	1,805
4.688% due 08/25/2035	1,659	503
4.699% due 03/25/2034	28	22
5.345% due 12/25/2035	411	205
6.008% due 09/25/2037	787	393

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	900	632

Countrywide Alternative Loan Trust
0.740% due 12/20/2046	883	286
0.752% due 08/25/2046	635	126
0.755% due 07/20/2046	388	140
0.825% due 09/20/2046	600	50
0.852% due 11/20/2035	172	69
1.032% due 11/20/2035	500	63
2.633% due 12/25/2035	249	108
5.886% due 11/25/2035	459	235

Countrywide Home Loan Mortgage Pass-Through Trust
5.368% due 10/20/2035	518	263
5.603% due 02/20/2036	624	299
5.760% due 05/20/2036	747	356

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	500	262

CS First Boston Mortgage Securities Corp.
3.201% due 03/25/2032	43	33

42	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	$600	$253

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.869% due 10/25/2036	500	154
5.886% due 10/25/2036	500	170

Downey Savings & Loan Association Mortgage Loan Trust
0.866% due 11/19/2037	800	71

Greenpoint Mortgage Funding Trust
0.732% due 10/25/2046	600	70

GSR Mortgage Loan Trust
5.178% due 01/25/2036	178	98

Harborview Mortgage Loan Trust
0.686% due 04/19/2038	2,302	799

Homebanc Mortgage Trust
0.702% due 12/25/2036	547	230

Indymac Index Mortgage Loan Trust
0.622% due 01/25/2037	257	238
0.762% due 07/25/2035	44	18
5.099% due 09/25/2035	436	246
5.278% due 06/25/2035	420	238

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	700	469
5.747% due 02/12/2049	500	355
5.794% due 02/12/2051	700	465

JPMorgan Mortgage Trust
4.869% due 04/25/2035	522	405
5.399% due 11/25/2035	699	531

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	673	451

Merrill Lynch Alternative Note Asset
0.822% due 03/25/2037	700	223

Morgan Stanley Capital I
5.809% due 12/12/2049	900	629

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	38	28

Opteum Mortgage Acceptance Corp.
0.782% due 07/25/2035	443	370

Residential Accredit Loans, Inc.
2.993% due 09/25/2045	1,327	535

Residential Funding Mortgage Securities I
5.201% due 09/25/2035	1,533	991

Sequoia Mortgage Trust
0.895% due 07/20/2033	404	307

Structured Adjustable Rate Mortgage Loan Trust
5.350% due 01/25/2035	1,455	797

Structured Asset Mortgage Investments, Inc.
0.652% due 03/25/2037	1,772	646
0.772% due 09/25/2047	641	137
0.886% due 10/19/2034	549	292
0.906% due 03/19/2034	88	55

Structured Asset Securities Corp.
4.863% due 10/25/2035	493	292
5.671% due 06/25/2033	1,689	1,139

TBW Mortgage-Backed Pass-Through Certificates
0.622% due 09/25/2036	140	138
5.970% due 09/25/2036	500	228

Thornburg Mortgage Securities Trust
0.622% due 03/25/2037	436	381

WaMu Mortgage Pass-Through Certificates
0.832% due 01/25/2045	213	86
2.333% due 02/25/2047	437	135
2.363% due 01/25/2047	1,529	562

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.443% due 12/25/2046	$839	$310
2.633% due 02/25/2046	2,714	1,013
2.833% due 11/25/2042	470	286
4.499% due 06/25/2033	711	560
5.414% due 02/25/2037	466	255

Wells Fargo Mortgage-Backed Securities Trust
4.191% due 06/25/2035	3,195	2,187
5.593% due 07/25/2036	169	89

Total Mortgage-Backed Securities (Cost $62,593)		36,171

ASSET-BACKED SECURITIES 3.1%

Argent Securities, Inc.
0.572% due 09/25/2036	8	8

Asset-Backed Funding Certificates
0.582% due 10/25/2036	64	62

Asset-Backed Securities Corp. Home Equity
2.206% due 03/15/2032	1,727	915

Atrium CDO Corp.
1.599% due 06/27/2015	2,381	1,883

Citigroup Mortgage Loan Trust, Inc.
0.582% due 07/25/2045	1,903	1,352

Countrywide Asset-Backed Certificates
0.572% due 08/25/2037	540	471
0.572% due 05/25/2047	397	361

Credit-Based Asset Servicing & Securitization LLC
0.582% due 11/25/2036	1,036	915
0.612% due 12/25/2037	561	525

Fremont Home Loan Trust
0.592% due 02/25/2037	52	51

GSAMP Trust
0.562% due 10/25/2046	217	199
0.592% due 12/25/2036	451	328
0.622% due 01/25/2047	1,120	958

HSBC Asset Loan Obligation
0.582% due 12/25/2036	1,130	985

JPMorgan Mortgage Acquisition Corp.
0.572% due 08/25/2036	160	144

Lehman XS Trust
0.642% due 11/25/2036	290	279

Long Beach Mortgage Loan Trust
0.802% due 10/25/2034	288	118

MASTR Asset-Backed Securities Trust
0.572% due 01/25/2037	674	284

Merrill Lynch Mortgage Investors, Inc.
0.582% due 04/25/2037	9	9

Morgan Stanley ABS Capital I
0.562% due 10/25/2036	211	193
0.572% due 11/25/2036	258	236

Residential Asset Mortgage Products, Inc.
0.922% due 06/25/2047	600	324

SACO I, Inc.
0.772% due 12/25/2035	1,563	512

SLM Student Loan Trust
2.659% due 04/25/2023	10,868	10,681

Specialty Underwriting & Residential Finance
1.202% due 01/25/2034	17	11

WaMu Asset-Backed Certificates
0.572% due 01/25/2037	742	622

Total Asset-Backed Securities (Cost $26,984)		22,426

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SOVEREIGN ISSUES 6.6%

Brazil Government International Bond
5.875% due 01/15/2019		$3,000	$2,932

Colombia Government International Bond
7.375% due 03/18/2019		10,000	10,025

Export-Import Bank of Korea
1.645% due 10/04/2011		500	501

Korea Development Bank
1.542% due 10/20/2009		5,150	5,078
5.300% due 01/17/2013		1,150	1,069

Panama Government International Bond
7.250% due 03/15/2015		2,000	2,050
9.625% due 02/08/2011		9,000	9,833

Philippines Government International Bond
8.375% due 06/17/2019		10,000	10,950

Vietnam Government International Bond
6.875% due 01/15/2016		6,000	5,553

Total Sovereign Issues (Cost $48,055)			47,991

FOREIGN CURRENCY-DENOMINATED ISSUES 9.2%

Atlas Reinsurance PLC
6.928% due 01/10/2010	EUR	3,100	4,096

Brazil Government International Bond
12.500% due 01/05/2022	BRL	280	127

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2024		3,600	2,585

Citigroup, Inc.
4.750% due 02/10/2019	EUR	2,000	1,328

FCE Bank PLC
2.538% due 09/30/2009		200	248

Gaz Capital S.A.
5.440% due 11/02/2017		2,400	2,065
7.800% due 09/27/2010		3,000	4,042

Green Valley Ltd.
6.329% due 01/10/2011		1,900	2,420

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)		2,543	456
5.316% due 04/05/2011 (a)		1,816	326

Mizuho Bank Ltd.
1.534% due 11/24/2049	JPY	500,000	4,978

Mizuho Finance Aruba AEC
1.883% due 12/31/2049		600,000	5,986

PagesJaunes Groupe
2.790% due 01/11/2014	EUR	2,000	1,901

Rhodia S.A.
5.362% due 10/15/2013		7,500	5,281

Royal Bank of Scotland Group PLC
19.890% due 04/06/2011	GBP	3,129	1,796

Seat Pagine Gialle SpA
1.155% due 06/08/2012	EUR	1,528	1,558

Sumitomo Mitsui Banking Corp.
0.950% due 06/02/2049	JPY	700,000	6,154
1.184% due 12/31/2049		700,000	6,739

Unitymedia Hessen GmbH & Co. KG
4.976% due 04/15/2013	EUR	2,475	2,894

UPC Broadband Holding BV
3.545% due 12/31/2014		3,742	3,757

Uruguay Government International Bond
6.875% due 01/19/2016		6,500	7,751

Total Foreign Currency-Denominated Issues (Cost $78,125)			66,488

See Accompanying Notes	Annual Report	March 31, 2009	43

Schedule of Investments  Floating Income Fund  (Cont.)

	SHARES	VALUE (000S)
COMMON STOCKS 0.0%

DURA Automotive
Systems, Inc. (a)(b)	9,042	$25

Total Common Stocks (Cost $146)		25

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.2%

CERTIFICATES OF DEPOSIT 1.2%

Unicredito Italiano NY
1.156% due 05/15/2009	$8,900	8,900

REPURCHASE AGREEMENTS 0.4%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	230	230
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $236. Repurchase proceeds are $230.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase Bank N.A.
0.190% due 04/01/2009	$2,300	$2,300
(Dated 03/31/2009. Collateralized by Freddie Mac 4.750% due 11/17/2015 valued at $2,350. Repurchase proceeds are $2,300.)

		2,530

U.S. CASH MANAGEMENT BILLS 0.8%
0.253% due 04/29/2009 - 05/15/2009 (c)(f)	5,740	5,739

U.S. TREASURY BILLS 9.8%
0.127% due 04/02/2009 - 06/11/2009 (c)(e)(f)	70,780	70,775

Total Short-Term Instruments (Cost $87,944)		87,944

VALUE (000S)
PURCHASED OPTIONS (j) 1.2%
(Cost $6,890)	$8,520

Total Investments 106.0% (Cost $888,431)	$765,409

Written Options (k) (0.0%) (Premiums $1,816)	(232)

Other Assets and Liabilities (Net) (6.0%)	(42,684)

Net Assets 100.0%	$722,493

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average rate.
(d)	The Floating Income Fund is investing in shares of affiliated Funds.
(e)	Securities with an aggregate market value of $620 have been pledged as collateral for foreign currency contracts on March 31, 2009.
(f)	Securities with an aggregate market value of $55,035 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $66,777 at a weighted average interest rate of 2.526%. On March 31, 2009, there were no open reverse repurchase agreements.
(h)	Cash of $418 has been pledged as collateral for futures contracts on March 31, 2009.
(i)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	BNP	(1.300%	)	12/20/2018	1.126%		$5,000	$(73)	$0	$(73)
Altria Group, Inc.	GSC	(1.520%	)	12/20/2018	1.126%		5,000	(162)	0	(162)
Altria Group, Inc.	GSC	(1.417%	)	03/20/2019	1.131%		10,000	(240)	0	(240)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	1.021%		2,000	(48)	0	(48)
Computer Sciences Corp.	GSC	(1.100%	)	03/20/2018	0.700%		3,000	(95)	0	(95)
Embarq Corp.	JPM	(1.550%	)	06/20/2016	1.095%		3,000	(88)	0	(88)
International Paper Co.	MSC	(5.980%	)	06/20/2014	5.047%		1,000	(40)	0	(40)
International Paper Co.	MSC	(6.110%	)	06/20/2014	5.047%		2,000	(90)	0	(90)
Knight, Inc.	DUB	(1.530%	)	03/20/2011	1.572%		6,000	2	0	2
Korea Development Bank	MSC	(0.940%	)	03/20/2013	3.792%		4,150	415	0	415
MeadWestvaco Corp.	MSC	(0.585%	)	06/20/2012	1.382%		6,000	146	0	146
Rohm & Haas Co.	CSFB	(1.850%	)	09/20/2017	1.428%		3,000	(91)	0	(91)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	6.501%		8,000	1,313	0	1,313
RR Donnelley & Sons Co.	CITI	(4.030%	)	03/20/2012	7.217%		6,000	467	0	467
Ryder System, Inc.	CITI	(3.060%	)	03/20/2013	3.295%		4,000	29	0	29
Tesoro Corp.	BOA	(2.950%	)	12/20/2012	4.455%		865	41	0	41
UBS Warburg LLC	BCLY	(2.400%	)	03/20/2014	2.290%	EUR	1,600	(12)	0	(12)

								$1,474	$0	$1,474

44	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CSFB	3.850%	09/20/2009	7.316%		$150	$(2)	$2	$(4)
American International Group, Inc.	GSC	0.095%	09/20/2011	27.285%		800	(328)	0	(328)
ARAMARK Corp.	CITI	5.000%	03/20/2014	6.830%		2,400	(160)	(65)	(95)
ArvinMeritor, Inc.	MLP	2.250%	12/20/2009	53.113%		500	(146)	0	(146)
AT&T Corp.	CSFB	1.300%	12/20/2009	0.380%		1,000	7	0	7
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	3.844%		2,200	(213)	0	(213)
Brazil Government International Bond	BCLY	2.300%	12/20/2009	1.340%		5,700	77	0	77
Brazil Government International Bond	BCLY	1.360%	08/20/2011	2.570%		1,800	(47)	0	(47)
Brazil Government International Bond	BCLY	1.370%	08/20/2011	2.570%		4,800	(125)	0	(125)
Brazil Government International Bond	CSFB	3.350%	12/20/2009	1.340%		2,000	49	0	49
Celestica, Inc.	BCLY	2.850%	09/20/2011	4.286%		3,200	(102)	0	(102)
CEMEX SAB de C.V.	DUB	0.620%	06/20/2012	14.512%		6,700	(2,012)	0	(2,012)
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	12.448%		2,900	(1,165)	0	(1,165)
Community Health Systems, Inc.	GSC	5.000%	09/20/2012	6.962%		4,200	(228)	(273)	45
Dynegy Holdings, Inc.	JPM	2.350%	12/20/2009	4.996%		1,500	(26)	0	(26)
France Telecom S.A.	UBS	0.330%	09/20/2011	0.898%	EUR	5,300	(95)	0	(95)
France Telecom S.A.	WAC	0.325%	09/20/2011	0.898%		5,700	(104)	0	(104)
General Electric Capital Corp.	CITI	3.950%	03/20/2017	6.581%		$14,525	(1,810)	0	(1,810)
General Electric Capital Corp.	DUB	0.125%	09/20/2011	8.826%		1,000	(177)	0	(177)
General Electric Capital Corp.	DUB	3.730%	12/20/2013	7.440%		5,000	(619)	0	(619)
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	7.683%		1,000	(94)	(103)	9
Georgia-Pacific LLC	JPM	1.240%	09/20/2009	7.836%		300	(9)	0	(9)
Goldman Sachs Group, Inc.	MSC	0.235%	06/20/2012	2.981%		6,000	(482)	0	(482)
Host Hotels & Resorts LP	JPM	1.950%	09/20/2009	9.836%		300	(11)	0	(11)
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	5.800%		7,500	(1,413)	0	(1,413)
Indonesia Government International Bond	RBS	1.525%	12/20/2011	5.949%		7,000	(750)	0	(750)
JSC Gazprom	BCLY	0.830%	06/20/2017	6.216%		75	(21)	0	(21)
JSC Gazprom	JPM	0.890%	11/20/2011	8.392%		5,000	(828)	0	(828)
JSC Gazprom	MSC	0.890%	11/20/2011	8.392%		4,200	(695)	0	(695)
Mexico Government International Bond	DUB	2.850%	12/20/2009	2.497%		1,900	21	0	21
NAK Naftogaz Ukrainy	DUB	4.200%	05/20/2009	89.820%		10,000	(808)	0	(808)
Petroleos Mexicanos	DUB	0.760%	07/20/2011	3.868%		1,000	(66)	0	(66)
Philippines Government International Bond	BCLY	1.920%	09/20/2012	3.600%		2,500	(131)	0	(131)
Philippines Government International Bond	BCLY	2.510%	09/20/2017	3.650%		1,500	(109)	0	(109)
Philippines Government International Bond	BCLY	2.530%	09/20/2017	3.650%		1,500	(107)	0	(107)
Philippines Government International Bond	DUB	2.050%	09/20/2012	3.600%		3,700	(178)	0	(178)
Philippines Government International Bond	DUB	2.500%	09/20/2017	3.650%		3,000	(219)	0	(219)
Philippines Government International Bond	MSC	2.440%	09/20/2017	3.650%		4,300	(331)	0	(331)
PSEG Energy Holdings LLC	MLP	1.300%	06/20/2012	3.082%		5,000	(262)	0	(262)
Qwest Capital Funding, Inc.	BCLY	1.470%	03/20/2012	7.131%		2,000	(283)	0	(283)
Qwest Capital Funding, Inc.	BCLY	1.500%	03/20/2012	7.131%		3,000	(422)	0	(422)
RSHB Capital S.A.	BCLY	1.650%	07/20/2011	7.920%		4,800	(599)	0	(599)
RSHB Capital S.A. for OJSC Russian Agricultural Bank	GSC	0.700%	06/20/2012	7.744%		6,700	(1,271)	0	(1,271)
Russia Government International Bond	ABN	2.360%	08/24/2009	5.097%		100	(1)	0	(1)
SLM Corp.	BOA	0.820%	06/20/2012	29.302%		9,200	(3,877)	0	(3,877)
TECO Energy, Inc.	CSFB	2.050%	09/20/2009	0.966%		100	1	0	1
TECO Energy, Inc.	GSC	1.690%	09/20/2009	0.966%		300	1	0	1
TRW Automotive, Inc.	GSC	2.150%	09/20/2009	30.082%		250	(31)	0	(31)
Ukraine Government International Bond	MSC	1.590%	04/20/2012	51.722%		1,500	(927)	0	(927)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	3.201%		19,000	(1,040)	0	(1,040)
Vale Overseas Ltd.	UBS	0.650%	06/20/2014	3.365%		6,700	(817)	0	(817)

							$(22,985)	$(439)	$(22,546)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.EM-9 Index	BCLY	(2.650%	)	06/20/2013	$1,215	$173	$(26)	$199
LCDX-10 Index	GSC	(3.250%	)	06/20/2013	35,788	9,640	1,163	8,477

						$9,813	$1,137	$8,676

See Accompanying Notes	Annual Report	March 31, 2009	45

Schedule of Investments  Floating Income Fund  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-10 Index	BCLY	3.350%	12/20/2013		$15,395	$(1,946)	$(2,294)	$348
CDX.EM-10 Index	DUB	3.350%	12/20/2013		600	(75)	(30)	(45)
CDX.EM-10 Index	JPM	3.350%	12/20/2013		15,000	(1,895)	(2,287)	392
CDX.EM-10 Index	MLP	3.350%	12/20/2013		21,400	(2,704)	(3,210)	506
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		13,264	(1,637)	0	(1,637)
CDX.HY-10 3-Year Index 25-35%	MLP	2.360%	06/20/2011		5,000	(1,781)	0	(1,781)
CDX.IG-9 5-Year Index 15-30%	DUB	1.160%	12/20/2012		10,700	(93)	0	(93)
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012		6,400	(51)	0	(51)
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,300	(44)	0	(44)
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012		5,056	1	0	1
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,653	1	0	1
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012		875	0	0	0
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012		1,167	0	0	0
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012		1,653	1	0	1
CDX.IG-10 5-Year Index	CSFB	1.550%	06/20/2013		6,246	(249)	13	(262)
CDX.IG-10 5-Year Index	JPM	1.550%	06/20/2013		3,806	(152)	8	(160)
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013		3,600	(129)	(30)	(99)
iTraxx Europe Crossover 5 Index	DUB	2.900%	06/20/2011	EUR	4,500	(1,070)	87	(1,157)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012		7,000	(2,390)	125	(2,515)
iTraxx Europe Crossover 7 Index	JPM	2.300%	06/20/2012		2,300	(785)	(105)	(680)
Select Aggregate Market Index	CSFB	2.150%	12/20/2009		$210	(3)	3	(6)

						$(15,001)	$(7,720)	$(7,281)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP	BRL	39,400	$264	$120	$144
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	BCLY		$15,400	(1,238)	(1,032)	(206)
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	MLP		60,900	(4,897)	(4,248)	(649)
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	MSC		33,700	(2,709)	(2,016)	(693)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	GSC		36,400	(8,368)	(9)	(8,359)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		6,300	(605)	(762)	157
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	CITI		10,300	(2,809)	(198)	(2,611)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		1,400	53	(65)	118
Pay	6-Month EUR-LIBOR	4.750%	09/17/2010	BCLY	EUR	74,000	2,987	(576)	3,563
Pay	6-Month GBP-LIBOR	5.500%	09/16/2010	GSC	GBP	158,000	8,030	(1,052)	9,082
Pay	6-Month JPY-LIBOR	2.000%	12/20/2016	DUB	JPY	1,100,000	733	174	559
Pay	28-Day MXN TIIE	8.170%	11/04/2016	MSC	MXN	37,900	81	(35)	116
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		9,200	52	0	52

							$(8,426)	$(9,699)	$1,273

(j)	Purchased options outstanding on March 31, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Cost	Value
Call - OTC USD versus JPY	JPY	105.400	03/31/2010	$23,000	$965	$498
Put - OTC USD versus JPY		105.400	03/31/2010	23,000	965	2,166
Call - OTC USD versus JPY		101.250	12/08/2010	46,500	2,480	2,010
Put - OTC USD versus JPY		101.250	12/08/2010	46,500	2,480	3,846

					$6,890	$8,520

46	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

(k)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar June Futures	$98.500	06/15/2009	203	$72	$20

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009	EUR	3,300	$36	$54
Put - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		3,300	35	0
Call - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009		1,400	15	23
Put - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		1,400	15	0
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		$14,100	28	1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		14,100	73	1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.100%	05/22/2009		18,000	75	48
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		5,500	16	2
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		61,700	315	4
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		61,700	327	4
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		9,800	90	16
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		7,300	69	12
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		33,700	147	2
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		33,700	198	2
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	07/27/2009		11,100	66	12
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		12,700	122	20
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		1,000	1	0
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		1,000	8	0
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		1,100	1	0
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		1,100	9	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		28,000	98	11

								$1,744	$212

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2008	0	$2,500	EUR	0	$55
Sales	3,219	366,000		9,400	4,807
Closing Buys	0	(52,900)		0	(480)
Expirations	(3,016)	0		0	(2,566)
Exercised	0	0		0	0

Balance at 03/31/2009	203	$315,600	EUR	9,400	$1,816

(l)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	HSBC	10,877	06/2009	$7	$0	$7
Buy	CLP	CITI	2,326,755	05/2009	287	0	287
Sell		CITI	3,965,200	05/2009	0	(488)	(488)
Sell		DUB	2,326,756	05/2009	0	(407)	(407)
Buy		MSC	3,965,200	05/2009	0	(1,509)	(1,509)
Buy	CNY	BCLY	21,461	09/2009	45	0	45
Buy		CITI	13,882	09/2009	36	0	36
Buy		DUB	62,987	09/2009	145	0	145
Buy		HSBC	28,081	09/2009	67	0	67
Buy		JPM	11,459	09/2009	20	0	20
Buy	COP	CITI	43,960	05/2009	0	(1)	(1)
Sell		CITI	43,960	05/2009	1	0	1
Sell	EUR	BCLY	1,012	04/2009	29	0	29
Sell		HSBC	22,716	04/2009	0	(1,493)	(1,493)
Buy		RBS	256	04/2009	0	(7)	(7)
Buy	GBP	BCLY	1,231	04/2009	18	0	18
Sell		DUB	2,115	04/2009	31	0	31
Sell		MSC	3,541	04/2009	42	0	42
Sell		RBS	1,294	04/2009	0	(33)	(33)
Sell	HUF	BCLY	262	05/2009	0	0	0
Buy		DUB	262	05/2009	0	0	0
Buy		HSBC	1,190,619	05/2009	27	0	27
Sell		JPM	1,190,619	05/2009	258	0	258

See Accompanying Notes	Annual Report	March 31, 2009	47

Schedule of Investments  Floating Income Fund  (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	HUF	BCLY	262	10/2009	$0	$0	$0
Buy	ILS	HSBC	2,332	06/2009	0	(83)	(83)
Sell	JPY	BNP	6,366,119	05/2009	1,105	0	1,105
Buy		MSC	2,988,562	05/2009	0	(16)	(16)
Sell		MSC	6,366,119	06/2009	1,017	0	1,017
Buy	MXN	BCLY	58	05/2009	0	0	0
Sell		BCLY	288	05/2009	0	(1)	(1)
Buy		CITI	5,603	05/2009	5	0	5
Sell		CITI	5,603	05/2009	121	0	121
Buy		MLP	230	05/2009	0	(1)	(1)
Sell		CITI	5,603	11/2009	0	(5)	(5)
Buy	MYR	BCLY	140	04/2009	0	(2)	(2)
Buy		BOA	105	04/2009	0	(1)	(1)
Buy		CITI	211	04/2009	0	(2)	(2)
Sell		CITI	706	04/2009	6	0	6
Buy		HSBC	250	04/2009	0	(2)	(2)
Buy		BCLY	531	08/2009	0	(5)	(5)
Sell		CITI	531	08/2009	5	0	5
Buy	PHP	CITI	334,705	08/2009	0	(98)	(98)
Sell		CITI	334,705	08/2009	3	0	3
Sell	PLN	DUB	7,923	05/2009	524	0	524
Buy		HSBC	12,966	05/2009	0	(1,928)	(1,928)
Sell		HSBC	4,307	05/2009	182	(1)	181
Buy		JPM	98	05/2009	0	(1)	(1)
Sell		JPM	834	05/2009	30	0	30
Sell		CITI	125	11/2009	1	0	1
Buy		DUB	52	11/2009	0	0	0
Buy		JPM	125	11/2009	0	(1)	(1)
Sell	RUB	BCLY	368,805	05/2009	270	0	270
Buy		DUB	118,195	05/2009	0	(1,399)	(1,399)
Buy		JPM	255,655	05/2009	0	(2,002)	(2,002)
Sell		JPM	5,045	05/2009	9	0	9
Buy	SGD	BCLY	5,045	04/2009	0	(46)	(46)
Sell		CITI	3,167	04/2009	7	0	7
Sell		JPM	1,879	04/2009	35	0	35
Sell		BCLY	9,952	07/2009	102	0	102
Buy		CITI	5,313	07/2009	0	(130)	(130)
Buy		JPM	4,639	07/2009	0	(32)	(32)
Sell	TRY	HSBC	2,133	07/2009	0	(43)	(43)
Buy		JPM	2,133	07/2009	7	0	7
Buy	ZAR	BCLY	7	05/2009	0	0	0
Sell		BCLY	7	05/2009	0	0	0

					$4,442	$(9,737)	$(5,295)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$30,219	$715,666	$19,524	$765,409
Other Financial Instruments ++	0	(23,260)	(671)	(23,931)

Total	$30,219	$692,406	$18,853	$741,478

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$24,109	$(14,127)	$(26)	$459	$(3,697)	$12,806	$19,524
Other Financial Instruments ++	(6,480)	0	0	0	2,305	3,504	(671)

Total	$17,629	$(14,127)	$(26)	$459	$(1,392)	$16,310	$18,853

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

48	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Schedule of Investments High Yield Fund	March 31, 2009

	SHARES	VALUE (000S)
PIMCO FUNDS (f) 5.8%

Short-Term Floating NAV
Portfolio	37,278,568	$372,972

Total PIMCO Funds (Cost $372,916)		372,972

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 5.6%

AES Corp.
15.430% due 03/31/2010	$6,000	5,400

Allison Transmission, Inc.
3.290% due 08/07/2014	8,988	6,002
3.320% due 08/07/2014	824	550

ARAMARK Corp.
2.038% due 01/26/2014	597	520
3.334% due 01/26/2014	9,403	8,192

Biomet, Inc.
3.518% due 03/25/2015	75	68
3.522% due 03/25/2015	45	41
4.222% due 03/25/2015	6,604	5,971

Cablevision
2.306% due 03/30/2013	2,468	2,245

Calpine Corp.
4.095% due 03/29/2014	4,962	3,804

Cengage Learning, Inc.
3.020% due 07/05/2014	28,270	19,223

Community Health Systems, Inc.
2.768% due 07/25/2014	3,804	3,297
3.506% due 07/25/2014	36,360	31,515
4.000% due 07/25/2014	584	506

CSC Holdings, Inc.
9.750% due 08/01/2013	8,850	8,076

Daimler Finance North America LLC
4.560% due 08/03/2012	58,078	31,326

Delphi Corp.
7.250% due 06/30/2009	833	663
8.500% due 06/30/2009	9,000	1,347

Dex Media West LLC
7.000% due 10/13/2014	1,000	459

First Data Corp.
3.268% due 09/24/2014	481	325
3.272% due 09/24/2014	7,923	5,363

Ford Motor Co.
3.560% due 12/16/2013	47,393	22,834

Freescale Semiconductor, Inc.
8.000% due 12/15/2014	3,328	1,735

Georgia-Pacific Corp.
2.956% due 12/20/2012	306	271
3.292% due 12/20/2012	15,754	13,935
3.459% due 12/20/2012	253	224

Goodyear Tire & Rubber Co.
2.280% due 04/30/2014	3,000	2,105

Harrah’s Operating Co., Inc.
3.518% due 01/28/2015	10	6
4.159% due 01/28/2015	980	590

HCA, Inc.
3.470% due 11/18/2013	37,271	31,801

Headwaters, Inc.
5.970% due 04/30/2011	1,684	1,221

HealthSouth Corp.
3.020% due 03/10/2013	67	59
3.050% due 03/10/2013	3,550	3,140

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Hertz Corp.
1.227% due 12/21/2012	$795	$606
2.260% due 12/21/2012	370	282
2.290% due 12/21/2012	1,923	1,465
2.300% due 12/21/2012	369	281
2.310% due 12/21/2012	591	451
2.320% due 12/21/2012	793	604

Idearc, Inc.
3.220% due 11/17/2014 (a)	7,919	3,059

Ineos Group Holdings PLC
7.001% due 10/07/2012	8,677	3,384

Intelsat Ltd.
3.921% due 02/01/2014	20,750	15,407

Lender Processing Services
3.018% due 07/02/2014	1,985	1,923

Local Insight
6.250% due 04/21/2015	1,878	676
7.750% due 04/21/2015	2,836	1,021

Mylan Laboratories, Inc.
3.812% due 10/02/2014	1,547	1,441
4.500% due 10/02/2014	6,455	6,012

NRG Energy, Inc.
1.359% due 02/01/2013	3,793	3,424
1.979% due 02/01/2013	1,368	1,235
2.959% due 02/01/2013	6,627	5,982

Nuveen Investments, Inc.
3.518% due 11/13/2014	3,628	2,050
3.520% due 11/01/2014	3,175	1,794
4.232% due 11/01/2014	126	72

RH Donnelley Corp.
6.750% due 06/30/2011	3,364	1,486

Roundy’s Supermarket, Inc.
3.250% due 10/27/2011	4,174	3,694
3.290% due 10/27/2011	5,238	4,636

SunGard Data Systems, Inc.
2.991% due 02/11/2013	14,000	11,935

Telesat Canada
3.520% due 10/31/2014	269	237
4.180% due 10/31/2014	2,923	2,569
4.190% due 10/31/2014	980	861
4.220% due 10/31/2014	418	367
4.270% due 10/31/2014	705	620

Texas Competitive Electric Holdings Co. LLC
3.979% due 10/10/2014	174	115
4.018% due 10/10/2014	306	203
4.033% due 10/10/2014	46,294	30,645

Tribune Co.
5.000% due 06/04/2024 (a)	6,212	1,612
5.250% due 06/04/2024 (a)	13,344	3,195

United Surgical
2.550% due 04/19/2014	3,335	2,793
3.160% due 04/19/2014	4,300	3,601
5.000% due 04/19/2014	46	38

Verso Paper Holdings LLC
7.509% due 02/11/2013	26	19
7.685% due 02/01/2013	986	716

VNU/Nielson Finance LLC
2.533% due 08/09/2013	5,363	4,198

Weather Investments II SARL
8.392% due 12/21/2011	8,232	8,014
9.635% due 10/26/2014	3,000	2,623

West Corp.
7.250% due 10/24/2013	2,978	2,235

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Wrigley WM Jr. Co.
6.500% due 10/06/2014	$8,394	$8,312

Total Bank Loan Obligations (Cost $486,762)		358,707

CORPORATE BONDS & NOTES 65.9%

BANKING & FINANCE 17.5%

AES Ironwood LLC
8.857% due 11/30/2025	56,449	49,957

AES Red Oak LLC
8.540% due 11/30/2019	28,451	26,033
9.200% due 11/30/2029	2,795	2,446

American Express Bank FSB
5.500% due 04/16/2013	29,200	25,215

American Express Co.
7.000% due 03/19/2018	46,500	41,111

American Express Credit Corp.
0.716% due 06/16/2011	1,400	1,217
1.920% due 05/27/2010	2,050	1,936

American General Finance Corp.
6.900% due 12/15/2017	8,200	2,878

American International Group, Inc.
1.224% due 01/29/2010	1,150	726
1.388% due 03/20/2012	1,510	712
4.950% due 03/20/2012	14,500	7,094
5.050% due 10/01/2015	4,600	2,048
5.375% due 10/18/2011	7,375	3,838
5.450% due 05/18/2017	4,885	1,936
5.850% due 01/16/2018	18,900	7,413
8.175% due 05/15/2058	15,925	1,357
8.250% due 08/15/2018	73,825	31,640

ANZ National International Ltd.
6.200% due 07/19/2013	1,975	1,907

ASIF I
1.309% due 07/26/2010	6,000	4,805

Bank of America Corp.
8.000% due 12/29/2049	117,225	47,005
8.125% due 12/29/2049	740	303

Bank of America Institutional Capital B
7.700% due 12/31/2026	426	167

Barclays Bank PLC
6.050% due 12/04/2017	19,175	15,113
7.434% due 09/29/2049	5,100	2,121
7.700% due 04/29/2049	48,525	21,351

Bear Stearns Cos. LLC
6.400% due 10/02/2017	7,300	7,121

Buffalo Thunder Development Authority
9.375% due 12/15/2014	2,650	172

C10 Capital SPV Ltd.
6.722% due 12/31/2049	5,000	1,754

Caelus Re Ltd.
7.511% due 06/07/2011	2,950	2,780

CIT Group Funding Co. of Canada
4.650% due 07/01/2010	7,450	6,186
5.600% due 11/02/2011	10,170	7,361

CIT Group, Inc.
1.451% due 03/12/2010	4,775	3,799
1.464% due 07/28/2011	6,375	4,091
4.250% due 02/01/2010	5,300	4,544
4.750% due 12/15/2010	8,440	6,809
5.200% due 11/03/2010	17,550	14,162
5.400% due 03/07/2013	4,675	2,919
5.600% due 04/27/2011	10,100	7,377
5.800% due 07/28/2011	2,750	1,985

See Accompanying Notes	Annual Report	March 31, 2009	49

Schedule of Investments  High Yield Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup Capital XXI
8.300% due 12/21/2057	$19,500	$9,410

Citigroup Funding, Inc.
2.080% due 08/31/2012	8,000	7,056

Citigroup, Inc.
1.396% due 05/18/2010	3,250	2,921
1.554% due 06/09/2016	19,200	9,615
6.125% due 05/15/2018	4,450	3,850
8.400% due 04/29/2049	55,200	31,265

El Paso Performance-Linked Trust
7.750% due 07/15/2011	28,955	27,902

Ford Motor Credit Co. LLC
4.010% due 01/13/2012	2,355	1,487
5.700% due 01/15/2010	6,350	5,440
7.000% due 10/01/2013	53,980	36,138
7.375% due 10/28/2009	35,450	31,797
8.000% due 12/15/2016	89,525	58,933
12.000% due 05/15/2015	7,800	5,921

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	7,300	7,629

General Electric Capital Corp.
1.428% due 05/11/2016	2,100	1,372
6.875% due 01/10/2039	23,250	19,036

GMAC LLC
3.461% due 12/01/2014	500	251
5.625% due 05/15/2009	1,950	1,846
6.625% due 05/15/2012	175	97
6.750% due 12/01/2014	500	236
8.000% due 11/01/2031	20,065	7,464

Goldman Sachs Group, Inc.
1.454% due 08/05/2011	1,100	997
1.677% due 03/22/2016	2,975	2,028
6.150% due 04/01/2018	11,800	10,804
6.750% due 10/01/2037	35,075	23,803

HBOS PLC
6.750% due 05/21/2018	16,100	12,441
JPMorgan Chase & Co.
7.900% due 04/29/2049	32,050	20,639

JPMorgan Chase Bank N.A.
1.656% due 06/13/2016	10,125	6,938
6.000% due 10/01/2017	3,930	3,692

KRATON Polymers LLC
8.125% due 01/15/2014	10,745	3,385

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	4,175	522
6.625% due 01/18/2012 (a)	1,375	182
6.750% due 12/28/2017 (a)	19,425	2
6.875% due 05/02/2018 (a)	18,975	2,372
7.500% due 05/11/2038 (a)	14,175	1

Merrill Lynch & Co., Inc.
3.472% due 05/12/2010	15,025	14,152
6.875% due 04/25/2018	28,875	22,632

Metropolitan Life Global Funding I
1.972% due 06/25/2010	5,000	4,579

Mirage Resorts, Inc.
7.250% due 08/01/2017	6,641	2,424

Morgan Stanley
1.341% due 05/07/2010	1,650	1,542
1.574% due 10/15/2015	17,950	12,772
1.648% due 01/09/2012	2,050	1,646
1.698% due 01/09/2014	1,680	1,247
5.950% due 12/28/2017	38,285	34,859

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	11,350	7,614

National City Bank of Kentucky
6.300% due 02/15/2011	2,225	2,187

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

NB Capital Trust IV
8.250% due 04/15/2027	$1,200	$522

NSG Holdings LLC
7.750% due 12/15/2025	31,940	25,392

Petroleum Export Ltd. II
6.340% due 06/20/2011	11,643	9,591

Rabobank Capital Funding Trust
5.254% due 12/29/2049	8,035	3,620

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049	16,050	7,071
7.640% due 03/31/2049	36,825	8,292

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	26,100	14,374

SLM Corp.
1.299% due 07/27/2009	500	482
1.319% due 07/26/2010	5,950	4,225
1.459% due 01/27/2014	2,125	975
4.500% due 07/26/2010	250	188
5.000% due 10/01/2013	12,650	6,735
5.000% due 04/15/2015	2,000	941
5.000% due 06/15/2018	1,000	519
5.125% due 08/27/2012	2,608	1,407
8.450% due 06/15/2018	27,000	14,604

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/25/2049	6,600	5,358

Teco Finance, Inc.
6.572% due 11/01/2017	5,734	4,459

Tenneco, Inc.
8.125% due 11/15/2015	15,505	3,179
10.250% due 07/15/2013	3,327	1,780

TNK-BP Finance S.A.
6.625% due 03/20/2017	9,200	6,118
7.500% due 07/18/2016	14,750	10,728

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	4,125	3,362
6.103% due 06/27/2012	7,000	6,131

UBS AG
5.750% due 04/25/2018	20,275	16,999

UBS Preferred Funding Trust V
6.243% due 05/29/2049	9,200	2,515

Universal City Development Partners
11.750% due 04/01/2010	14,500	12,470

Universal City Florida Holding Co. I & II
5.920% due 05/01/2010	12,273	4,357
8.375% due 05/01/2010	7,900	2,804

Ventas Realty LP
6.500% due 06/01/2016	6,940	6,038
6.625% due 10/15/2014	4,325	3,871
6.750% due 04/01/2017	19,310	16,607
7.125% due 06/01/2015	12,225	11,064
9.000% due 05/01/2012	440	441

Wachovia Corp.
1.360% due 08/01/2013	2,100	1,547

Wells Fargo & Co.
7.980% due 02/28/2049	43,275	20,364

Wells Fargo Capital XIII
7.700% due 12/29/2049	18,650	8,892

Wells Fargo Capital XV
9.750% due 09/26/2044	48,874	35,707

Wilmington Trust Co.
10.732% due 01/01/2013 (m)	4,961	4,184

		1,122,428

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 33.7%

Actuant Corp.
6.875% due 06/15/2017	$11,975	$10,209

Allied Waste North America, Inc.
7.250% due 03/15/2015	9,417	8,910

Allison Transmission, Inc.
11.000% due 11/01/2015	19,970	9,586

Altria Group, Inc.
9.250% due 08/06/2019	13,450	14,415

American Airlines Pass-Through Trust 2001-02
8.608% due 10/01/2012	1,645	1,094

American Stores Co.
7.900% due 05/01/2017	3,960	3,673
8.000% due 06/01/2026	35,725	30,723

AmeriGas Partners LP
7.125% due 05/20/2016	30,085	28,430
7.250% due 05/20/2015	19,695	18,612

Anadarko Petroleum Corp.
5.950% due 09/15/2016	21,300	18,377

ARAMARK Corp.
4.670% due 02/01/2015	7,625	5,852
8.500% due 02/01/2015	21,055	19,476

ArvinMeritor, Inc.
8.125% due 09/15/2015	46,415	15,549
8.750% due 03/01/2012	20,010	7,304

Berry Plastics Corp.
5.195% due 09/15/2014	1,165	431
5.844% due 02/15/2015	20,100	14,673
8.875% due 09/15/2014	31,280	17,673

Biomet, Inc.
10.000% due 10/15/2017	28,677	28,534
10.375% due 10/15/2017 (c)	30,385	25,827
11.625% due 10/15/2017	89,462	79,398

Cascades, Inc.
7.250% due 02/15/2013	23,360	13,140

Celestica, Inc.
7.875% due 07/01/2011	27,609	27,057

Chart Industries, Inc.
9.125% due 10/15/2015	8,865	6,516

Charter Communications Operating LLC
8.375% due 04/30/2014	5,475	4,845

Chesapeake Energy Corp.
6.625% due 01/15/2016	900	754
6.875% due 01/15/2016	4,294	3,628
7.000% due 08/15/2014	8,335	7,376
7.250% due 12/15/2018	12,250	10,122
7.500% due 09/15/2013	1,600	1,472
7.500% due 06/15/2014	10,485	9,515
7.625% due 07/15/2013	1,275	1,179
9.500% due 02/15/2015	30,950	30,254

Colorado Interstate Gas Co.
5.950% due 03/15/2015	2,450	2,224

Community Health Systems, Inc.
8.875% due 07/15/2015	46,332	44,015

Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	9,110	7,242
7.750% due 05/15/2017	17,175	13,225

Continental Airlines, Inc.
6.920% due 04/02/2013 (m)	13,212	11,713
7.373% due 06/15/2017	986	611
7.566% due 09/15/2021	2,729	2,047

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	18,295	2,287

50	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Crown Americas LLC
7.625% due 11/15/2013	$1,911	$1,928
7.750% due 11/15/2015	15,885	16,044

CSC Holdings, Inc.
6.750% due 04/15/2012	2,025	1,959
7.625% due 04/01/2011	38,645	38,548
7.625% due 07/15/2018	29,923	27,080
7.875% due 02/15/2018	9,325	8,579
8.500% due 04/15/2014	4,425	4,381
8.500% due 06/15/2015	13,945	13,701
8.625% due 02/15/2019	4,350	4,209

DaVita, Inc.
6.625% due 03/15/2013	6,945	6,771
7.250% due 03/15/2015	19,578	18,917

Delta Air Lines, Inc.
7.779% due 07/02/2013	6,733	5,656

Dex Media West LLC
9.875% due 08/15/2013	46,244	9,364

DirecTV Holdings LLC
8.375% due 03/15/2013	775	788

DISH DBS Corp.
6.375% due 10/01/2011	2,000	1,935
6.625% due 10/01/2014	1,525	1,369
7.000% due 10/01/2013	18,055	16,836
7.125% due 02/01/2016	87,504	78,754
7.750% due 05/31/2015	1,475	1,364

Dynegy Holdings, Inc.
7.125% due 05/15/2018	4,500	2,408
7.625% due 10/15/2026	3,985	1,733

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	16,750	16,080

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	25,635	19,419

El Paso Corp.
6.875% due 06/15/2014	650	582
6.950% due 06/01/2028	275	191
7.000% due 05/15/2011	625	601
7.000% due 06/15/2017	29,070	24,908
7.250% due 06/01/2018	11,050	9,448
7.420% due 02/15/2037	1,375	965
7.750% due 06/15/2010	6,975	6,907
7.800% due 08/01/2031	34,497	25,978
8.050% due 10/15/2030	5,285	4,067

El Paso Natural Gas Co.
5.950% due 04/15/2017	3,295	2,911

Enterprise Products Operating LLC
7.034% due 01/15/2068	4,840	3,029
8.375% due 08/01/2066	50,971	34,192

Ferrellgas Partners LP
6.750% due 05/01/2014	450	380
7.240% due 08/01/2010 (m)	26,000	23,769
8.750% due 06/15/2012	2,495	2,108
8.870% due 08/01/2009 (m)	32,250	31,524

First Data Corp.
9.875% due 09/24/2015	87,300	51,507

Ford Motor Co.
7.125% due 11/15/2025	8,722	2,660
7.500% due 08/01/2026	20,800	6,344
9.215% due 09/15/2021	1,225	361

Freeport-McMoRan Copper & Gold, Inc.
7.084% due 04/01/2015	12,615	10,392
8.375% due 04/01/2017	27,580	25,824

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	29,520	6,347

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	$24,550	$24,980

Gaz Capital S.A.
8.146% due 04/11/2018	13,375	11,034

General Motors Corp.
7.400% due 09/01/2025	600	72
7.700% due 04/15/2016	4,230	529
8.250% due 07/15/2023	25,895	3,172

Georgia-Pacific LLC
7.000% due 01/15/2015	8,055	7,572
7.125% due 01/15/2017	9,025	8,393
7.250% due 06/01/2028	13,550	9,485
7.375% due 12/01/2025	28,210	20,452
8.000% due 01/15/2024	76,715	61,372
8.875% due 05/15/2031	4,550	3,663
9.500% due 12/01/2011	1,430	1,435

Goodyear Tire & Rubber Co.
6.318% due 12/01/2009	475	456
9.000% due 07/01/2015	24,758	19,187

Harrah’s Operating Co., Inc.
10.750% due 02/01/2016	41,393	8,072

HCA, Inc.
7.190% due 11/15/2015	21,417	14,581
9.000% due 12/15/2014	3,246	2,363
9.125% due 11/15/2014	25,248	23,796
9.250% due 11/15/2016	130,980	119,519
9.875% due 02/15/2017	1,600	1,520

Ineos Group Holdings PLC
7.001% due 10/07/2012	1,047	408
8.500% due 02/15/2016	12,030	752

Intergen NV
9.000% due 06/30/2017	32,403	29,487

JET Equipment Trust
7.630% due 08/15/2012 (a)	1,431	48
9.410% due 06/15/2010 (a)	683	369
10.000% due 06/15/2012 (a)	5,185	2,800

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	16,939	15,499

Kerr-McGee Corp.
6.950% due 07/01/2024	15,100	11,604

Legrand France S.A.
8.500% due 02/15/2025	16,900	14,276

Lender Processing Services, Inc.
8.125% due 07/01/2016	400	399

Mattel, Inc.
1.720% due 06/15/2009	5,500	5,500

MGM Mirage
6.875% due 04/01/2016	4,285	1,478

Nalco Co.
7.750% due 11/15/2011	4,900	4,851
8.875% due 11/15/2013	20,940	20,207

New Albertson’s, Inc.
6.570% due 02/23/2028	500	351
6.950% due 08/01/2009	3,775	3,784
7.450% due 08/01/2029	23,775	19,852
7.750% due 06/15/2026	580	489

Newfield Exploration Co.
6.625% due 09/01/2014	2,550	2,320
6.625% due 04/15/2016	250	222
7.125% due 05/15/2018	1,300	1,157

Norampac Industries, Inc.
6.750% due 06/01/2013	13,879	6,246

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	21,080	19,815

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Nortel Networks Ltd.
9.002% due 07/15/2011 (a)	$15,310	$2,526
10.125% due 07/15/2013 (a)	36,375	7,002
10.750% due 07/15/2016 (a)	1,095	214

Northwest Airlines, Inc.
7.691% due 10/01/2018	5,742	3,158

Northwest Pipeline GP
7.125% due 12/01/2025	4,300	4,019

OPTI Canada, Inc.
8.250% due 12/15/2014	21,980	9,946

Pfizer, Inc.
7.200% due 03/15/2039	18,800	20,252

Quebecor Media, Inc.
7.750% due 03/15/2016	58,982	45,121

Range Resources Corp.
7.250% due 05/01/2018	2,225	2,002
7.500% due 10/01/2017	1,700	1,556

Reynolds American, Inc.
7.750% due 06/01/2018	2,970	2,622

RH Donnelley Corp.
6.875% due 01/15/2013	9,125	548
8.875% due 01/15/2016	7,820	489
8.875% due 10/15/2017	3,555	213

RH Donnelley, Inc.
11.750% due 05/15/2015	21,980	2,967

Roche Holdings, Inc.
6.000% due 03/01/2019	14,800	15,273

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	11,095	9,431

Royal Caribbean Cruises Ltd.
7.000% due 06/15/2013	350	198
7.250% due 06/15/2016	4,000	1,900
7.250% due 03/15/2018	5,425	2,523

SandRidge Energy, Inc.
5.060% due 04/01/2014	2,000	1,203
8.625% due 04/01/2015 (c)	59,290	38,835

Sanmina-SCI Corp.
8.125% due 03/01/2016	10,595	3,761

SemGroup LP
8.750% due 11/15/2015 (a)	46,350	1,854

Sensata Technologies BV
8.000% due 05/01/2014	45,525	13,885

Service Corp. International
7.375% due 10/01/2014	860	804
7.625% due 10/01/2018	4,675	4,044

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	1,650	978

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	5,300	3,021

Sonat, Inc.
7.000% due 02/01/2018	7,109	5,973

Southern Natural Gas Co.
5.900% due 04/01/2017	3,950	3,463
8.000% due 03/01/2032	500	456

Suburban Propane Partners LP
6.875% due 12/15/2013	14,657	13,997

Sungard Data Systems, Inc.
9.125% due 08/15/2013	58,381	51,083

SUPERVALU, Inc.
7.500% due 11/15/2014	2,050	2,012

Tennessee Gas Pipeline Co.
7.500% due 04/01/2017	2,350	2,276

See Accompanying Notes	Annual Report	March 31, 2009	51

Schedule of Investments  High Yield Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Tesoro Petroleum Corp.
7.466% due 07/17/2012 (m)	$10,000	$8,593

TRW Automotive, Inc.
7.000% due 03/15/2014	31,650	13,451
7.250% due 03/15/2017	19,935	8,373

United Airlines, Inc.
6.071% due 03/01/2013	161	156
6.201% due 12/31/2049	119	113
6.602% due 03/01/2015	150	144
7.032% due 10/01/2010	724	703

United Rentals North America, Inc.
6.500% due 02/15/2012	33,490	26,959

Unitymedia GmbH
10.375% due 02/15/2015	11,925	10,911

Verso Paper Holdings LLC
9.125% due 08/01/2014	28,670	10,895

Videotron Ltee
9.125% due 04/15/2018	1,925	1,966
9.125% due 04/15/2018	850	868

Waste Management, Inc.
6.875% due 05/15/2009	5,950	5,964

West Corp.
9.500% due 10/15/2014	21,220	14,881
11.000% due 10/15/2016	4,325	2,898

Willamette Industries, Inc.
6.450% due 08/19/2009	10,650	10,725

Williams Cos., Inc.
6.375% due 10/01/2010	5,360	5,276
7.500% due 01/15/2031	269	213
7.625% due 07/15/2019	6,740	6,313
7.750% due 06/15/2031	1,000	812
8.750% due 01/15/2020	7,850	7,824

Williams Partners LP
7.250% due 02/01/2017	6,100	5,192

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	14,345	14,273

Windstream Corp.
8.125% due 08/01/2013	5,000	4,950
8.625% due 08/01/2016	57,060	56,347

Wynn Las Vegas LLC
6.625% due 12/01/2014	24,635	18,723

		2,151,481

UTILITIES 14.7%

AES Corp.
7.750% due 03/01/2014	4,890	4,401
7.750% due 10/15/2015	2,564	2,250
8.000% due 10/15/2017	11,295	9,742
8.000% due 06/01/2020	4,575	3,729
9.750% due 04/15/2016 (b)	13,650	12,899

Appalachian Power Co.
7.950% due 01/15/2020	11,900	12,238

Cincinnati Bell Telephone Co. LLC
6.300% due 12/01/2028	2,000	1,370

CMS Energy Corp.
2.044% due 01/15/2013	5,500	4,318

Energy Future Holdings Corp.
10.875% due 11/01/2017	121,320	78,858
11.250% due 11/01/2017 (c)	5,300	2,266

Frontier Communications Corp.
6.250% due 01/15/2013	2,375	2,164
6.625% due 03/15/2015	5,725	4,866
7.000% due 11/01/2025	1,650	941

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
7.125% due 03/15/2019	$38,695	$30,569
7.450% due 07/01/2035	6,539	3,596
7.875% due 01/15/2027	1,875	1,275
9.000% due 08/15/2031	28,060	19,396

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	5,865	205
9.750% due 05/01/2013 (a)	24,985	500

Homer City Funding LLC
8.734% due 10/01/2026	11,646	9,492

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	7,910	7,040
8.625% due 11/14/2011	1,010	992

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	34,615	29,250

Knight, Inc.
5.150% due 03/01/2015	2,218	1,874
6.500% due 09/01/2012	10,602	9,939

MetroPCS Wireless, Inc.
9.250% due 11/01/2014	18,870	18,398

Midwest Generation LLC
8.560% due 01/02/2016	63,758	59,135

NGPL PipeCo. LLC
7.119% due 12/15/2017	25,610	23,523

NRG Energy, Inc.
7.250% due 02/01/2014	20,020	18,869
7.375% due 02/01/2016	64,935	60,552
7.375% due 01/15/2017	24,490	22,837

NV Energy, Inc.
6.750% due 08/15/2017	1,905	1,522
7.803% due 06/15/2012	13,825	13,441

Oncor Electric Delivery Co.
7.250% due 01/15/2033	1,000	927

PSEG Energy Holdings LLC
8.500% due 06/15/2011	47,705	47,185

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	1,763	1,692

Qwest Communications International, Inc.
7.500% due 02/15/2014	101,609	88,400

Qwest Corp.
4.570% due 06/15/2013	4,915	4,239
7.200% due 11/10/2026	9,976	6,834
7.500% due 06/15/2023	9,806	7,453
8.875% due 03/15/2012	25,430	25,239

Reliant Energy, Inc.
6.750% due 12/15/2014	45,124	41,740

Sithe Independence Funding Corp.
9.000% due 12/30/2013	7,773	7,141

Sprint Capital Corp.
6.375% due 05/01/2009	12,800	12,800
6.900% due 05/01/2019	78,815	55,959
7.625% due 01/30/2011	14,309	13,307
8.375% due 03/15/2012	22,235	20,123
8.750% due 03/15/2032	32,110	21,674

Sprint Nextel Corp.
6.000% due 12/01/2016	29,395	21,164

Telesat Canada
11.000% due 11/01/2015	19,845	16,571
12.500% due 11/01/2017	6,200	4,619

Tenaska Alabama Partners LP
7.000% due 06/30/2021	29,918	23,235

Texas Competitive Electric Holdings Co. LLC
10.250% due 11/01/2015	42,045	21,233
10.500% due 11/01/2016 (c)	3,180	1,193

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	$21,184	$20,549

Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (m)	3,046	2,583

		938,307

Total Corporate Bonds & Notes (Cost $5,606,396)		4,212,216

CONVERTIBLE BONDS & NOTES 4.6%

Advanced Micro Devices, Inc.
6.000% due 05/01/2015	8,600	3,257

Affiliated Managers Group, Inc.
3.950% due 08/15/2038	3,500	2,489

Alcoa, Inc.
5.250% due 03/15/2014	5,990	7,944

Amgen, Inc.
0.375% due 02/01/2013	18,253	16,701

Archer-Daniels-Midland Co.
0.875% due 02/15/2014	12,571	11,738

ArvinMeritor, Inc.
4.000% due 02/15/2027	1,350	277

Beckman Coulter, Inc.
2.500% due 12/15/2036	2,500	2,387

Chesapeake Energy Corp.
2.250% due 12/15/2038	48,795	25,373
2.500% due 05/15/2037	23,150	15,337

Citigroup Funding, Inc.
1.080% due 08/31/2012	5,000	4,062

CMS Energy Corp.
2.875% due 12/01/2024	14,290	14,987

EMC Corp.
1.750% due 12/01/2013	6,000	5,887

Intel Corp.
2.950% due 12/15/2035	1,955	1,603

L-3 Communications Holdings, Inc.
3.000% due 08/01/2035	7,500	7,266

Life Technologies Corp.
1.500% due 02/15/2024	8,684	7,783

LifePoint Hospitals, Inc.
3.500% due 05/15/2014	9,250	6,614

Medtronic, Inc.
1.625% due 04/15/2013	23,300	20,708

Millipore Corp.
3.750% due 06/01/2026	6,500	6,061

Morgan Stanley
1.700% due 10/15/2012	7,200	5,517

Mylan, Inc.
1.250% due 03/15/2012	25,725	22,156

National City Corp.
4.000% due 02/01/2011	20,135	18,449

Newell Rubbermaid, Inc.
5.500% due 03/15/2014	2,415	2,678

Nortel Networks Corp.
1.750% due 04/15/2012 (a)	3,500	534
2.125% due 04/15/2014 (a)	10,475	1,598

NovaMed, Inc.
1.000% due 06/15/2012	200	86

Peabody Energy Corp.
4.750% due 12/15/2041	17,200	12,169

Prudential Financial, Inc.
0.000% due 12/15/2037	31,775	31,457

52	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Qwest Communications International, Inc.
3.500% due 11/15/2025	$14,275	$13,240

Rayonier TRS Holdings, Inc.
3.750% due 10/15/2012	9,000	8,168

Transocean Ltd.
1.625% due 12/15/2037	8,750	8,083

U.S. Bancorp
0.704% due 12/11/2035	11,625	10,346

Ventas, Inc.
3.875% due 11/15/2011	3,000	2,558

Total Convertible Bonds & Notes (Cost $330,640)		297,513

MUNICIPAL BONDS & NOTES 0.3%

Los Angeles, California Community Redevelopment Agency Revenue Bonds, Series 2002
9.000% due 09/01/2012	605	608
9.750% due 09/01/2017	1,160	1,177
9.750% due 09/01/2022	1,375	1,311
9.750% due 09/01/2027	2,170	1,960
9.750% due 09/01/2032	3,480	3,087

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2001
6.750% due 12/01/2036	5,300	4,495

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2003
6.750% due 12/01/2036	1,000	848

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,200	139

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2003
6.590% due 11/01/2013	1,785	1,618
7.490% due 11/01/2018	1,435	1,396
7.740% due 11/01/2021	1,885	1,723

Total Municipal Bonds & Notes (Cost $18,002)		18,362

U.S. GOVERNMENT AGENCIES 6.3%

Fannie Mae
6.000% due 12/01/2037 - 01/01/2039	166,474	174,094
6.000% due 05/01/2038 (i)	11,735	12,272

Freddie Mac
6.000% due 02/01/2039	206,800	216,460

Total U.S. Government Agencies (Cost $400,417)		402,826

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Bonds
3.500% due 02/15/2039	82,400	81,679

Total U.S. Treasury Obligations (Cost $80,240)		81,679

MORTGAGE-BACKED SECURITIES 2.4%

American Home Mortgage Assets
0.712% due 05/25/2046	3,483	1,230
0.712% due 09/25/2046	1,478	571
0.732% due 10/25/2046	4,539	1,474
2.333% due 02/25/2047	1,585	480
2.553% due 11/25/2046	25,735	7,639
6.250% due 06/25/2037	11,009	5,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

American Home Mortgage Investment Trust
5.660% due 09/25/2045	$1,324	$712

Banc of America Funding Corp.
5.357% due 11/20/2035	641	388

Banc of America Mortgage Securities, Inc.
5.427% due 02/25/2036	571	347

BCAP LLC Trust
0.692% due 01/25/2037	2,201	844

Bear Stearns Adjustable Rate Mortgage Trust
5.008% due 01/25/2035	466	359
5.473% due 05/25/2047	3,704	1,902
5.735% due 02/25/2036	508	265

Bear Stearns Alt-A Trust
0.742% due 12/25/2046	345	57

Chase Mortgage Finance Corp.
5.428% due 03/25/2037	1,519	786

Citigroup Mortgage Loan Trust, Inc.
4.699% due 03/25/2034	351	278
5.664% due 07/25/2046	1,109	544
6.008% due 09/25/2037	7,277	3,635

Commercial Mortgage Pass-Through Certificates
5.816% due 12/10/2049	2,100	1,534

Countrywide Alternative Loan Trust
0.692% due 01/25/2037	700	249
0.712% due 09/25/2046	2,989	1,075
0.732% due 07/25/2046	657	235
0.740% due 12/20/2046	7,932	2,572
0.752% due 08/25/2046	1,282	254
0.755% due 07/20/2046	3,724	1,347
0.772% due 09/25/2046	700	63
0.772% due 10/25/2046	482	106
0.782% due 06/25/2035	357	147
0.792% due 05/25/2036	512	74
0.852% due 11/20/2035	1,548	623
0.892% due 02/25/2037	30,701	10,108
1.292% due 11/25/2035	813	300
2.633% due 12/25/2035	1,969	853
5.409% due 10/25/2035	474	273
5.750% due 03/25/2037	500	224
5.895% due 02/25/2037	3,094	1,580
6.000% due 11/25/2036	2,700	1,339
6.500% due 11/25/2037	1,342	812

Countrywide Home Loan Mortgage Pass-Through Trust
0.822% due 04/25/2046	736	114
5.390% due 02/25/2047	572	243
5.543% due 04/20/2036	546	324
5.594% due 03/25/2037	556	239
5.603% due 02/20/2036	624	299
6.080% due 09/25/2047	807	411

CS First Boston Mortgage Securities Corp.
5.435% due 09/15/2034	6,744	6,561

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.587% due 10/25/2035	471	248
5.869% due 10/25/2036	700	216
5.886% due 10/25/2036	700	238

Downey Savings & Loan Association Mortgage Loan Trust
0.876% due 07/19/2045	504	122

Greenpoint Mortgage Funding Trust
0.722% due 10/25/2046	800	90
0.722% due 12/25/2046	600	60
0.732% due 10/25/2046	800	94
0.792% due 04/25/2036	674	206

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,482	1,872

GSR Mortgage Loan Trust
0.782% due 08/25/2046	638	106
5.178% due 01/25/2036	1,636	897

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Harborview Mortgage Loan Trust
0.713% due 08/21/2036	$785	$313
0.736% due 07/19/2046	3,020	1,100
0.756% due 09/19/2046	1,696	643
2.483% due 12/19/2036	4,204	1,347
5.750% due 08/19/2036	6,466	2,697
5.908% due 08/19/2036	769	364

Indymac IMSC Mortgage Loan Trust
0.702% due 07/25/2047	1,319	470

Indymac INDA Mortgage Loan Trust
5.908% due 08/25/2036	700	344

Indymac Index Mortgage Loan Trust
0.712% due 09/25/2046	2,286	843
0.722% due 06/25/2047	1,351	479
0.732% due 05/25/2046	469	168
0.762% due 07/25/2035	456	188
0.792% due 06/25/2037	748	161
5.311% due 01/25/2036	451	307
5.369% due 09/25/2035	499	253
5.446% due 10/25/2035	470	263
5.572% due 11/25/2035	18,489	9,880
5.885% due 06/25/2036	700	265

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	3,829	3,009

Luminent Mortgage Trust
0.692% due 12/25/2036	1,788	627
0.702% due 12/25/2036	944	305
0.722% due 10/25/2046	757	312

MASTR Adjustable Rate Mortgages Trust
0.732% due 04/25/2046	1,060	382
0.822% due 05/25/2047	800	84
0.862% due 05/25/2047	600	50

Merrill Lynch Mortgage Investors, Inc.
4.863% due 12/25/2032	122	121

Merrill Lynch Mortgage-Backed Securities Trust
5.849% due 04/25/2037	1,476	1,059

Morgan Stanley Capital I
5.544% due 11/12/2049	700	317
5.692% due 04/15/2049	1,100	718

Morgan Stanley Mortgage Loan Trust
0.832% due 01/25/2035	140	70
5.416% due 06/25/2036	558	408

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	600	331

Residential Accredit Loans, Inc.
0.702% due 06/25/2046	10,375	3,979
0.752% due 05/25/2037	931	188
0.772% due 08/25/2037	1,062	381
0.852% due 03/25/2037	12,438	4,525
5.668% due 09/25/2035	523	293
6.500% due 07/25/2037	20,651	10,421

Residential Asset Securitization Trust
0.972% due 12/25/2036	1,652	743
6.250% due 10/25/2036	1,900	879
6.500% due 08/25/2036	2,400	932

Sequoia Mortgage Trust
5.546% due 01/20/2047	675	394

Sovereign Commercial Mortgage Securities Trust
5.780% due 07/22/2030	800	658

Structured Adjustable Rate Mortgage Loan Trust
5.246% due 05/25/2036	700	311
5.375% due 11/25/2035	474	259
5.422% due 09/25/2036	700	306
6.000% due 10/25/2037	581	266

Structured Asset Mortgage Investments, Inc.
0.702% due 09/25/2047	5,980	2,963

See Accompanying Notes	Annual Report	March 31, 2009	53

Schedule of Investments  High Yield Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.712% due 07/25/2046	$3,921	$1,592
0.732% due 05/25/2046	2,707	988
0.742% due 05/25/2046	1,328	477
0.742% due 09/25/2047	46,379	7,413
0.782% due 05/25/2046	640	133
0.822% due 08/25/2036	900	108

Suntrust Alternative Loan Trust
0.872% due 04/25/2036	10,046	3,943

TBW Mortgage-Backed Pass-Through Certificates
6.014% due 07/25/2037	600	419

WaMu Mortgage Pass-Through Certificates
0.742% due 07/25/2046	631	378
0.932% due 11/25/2045	600	143
0.932% due 12/25/2045	600	95
0.990% due 11/25/2034	1,236	411
2.333% due 02/25/2047	4,145	1,276
2.333% due 03/25/2047	3,346	1,069
2.373% due 01/25/2047	1,740	541
2.393% due 04/25/2047	2,583	1,025
2.443% due 07/25/2047	903	334
2.453% due 12/25/2046	1,597	510
3.705% due 01/25/2047	492	192
4.485% due 09/25/2033	921	761
5.307% due 01/25/2037	1,215	589
5.414% due 02/25/2037	4,377	2,390
5.485% due 04/25/2037	896	456
5.580% due 12/25/2036	889	473
5.588% due 12/25/2036	2,494	1,248
5.653% due 05/25/2037	1,810	968
5.695% due 02/25/2037	2,212	1,161
5.845% due 02/25/2037	2,626	1,545
5.930% due 09/25/2036	1,213	688

Washington Mutual Alternative Mortgage Pass-Through Certificates
2.393% due 04/25/2047	913	249
2.603% due 05/25/2046	913	341

Wells Fargo Mortgage-Backed Securities Trust
5.593% due 07/25/2036	1,628	859

Total Mortgage-Backed Securities (Cost $229,020)		151,670

ASSET-BACKED SECURITIES 0.9%

Carrington Mortgage Loan Trust
0.642% due 02/25/2037	1,806	1,473

Credit-Based Asset Servicing & Securitization LLC
0.632% due 04/25/2036	2,635	2,525

Ford Credit Auto Owner Trust
1.976% due 06/15/2012	10,600	9,911

Franklin Auto Trust
2.125% due 06/20/2012	2,975	2,806

GSAA Trust
0.822% due 05/25/2047	700	213

GSAMP Trust
0.592% due 12/25/2036	541	394
0.594% due 03/25/2047	1,966	1,574

Lehman XS Trust
0.742% due 04/25/2046	522	199
0.752% due 06/25/2046	668	118
0.752% due 08/25/2046	615	128
0.762% due 09/25/2046	755	120
0.762% due 11/25/2046	731	136

Massachusetts Educational Financing Authority
2.109% due 04/25/2038	3,785	3,198

MASTR Asset-Backed Securities Trust
0.732% due 11/25/2036	3,200	961

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch First Franklin Mortgage Loan Trust
0.642% due 07/25/2037	EUR	21,300	$11,457

Morgan Stanley Mortgage Loan Trust
0.752% due 02/25/2037		600	136
0.882% due 04/25/2037		800	305
5.750% due 04/25/2037		514	349
6.000% due 07/25/2047		531	345

Novastar Home Equity Loan
0.622% due 03/25/2037		3,534	2,761

Residential Asset Mortgage Products, Inc.
0.922% due 06/25/2047		700	379

Residential Asset Securities Corp.
0.632% due 04/25/2037		1,918	1,714

Structured Asset Securities Corp.
0.672% due 05/25/2037		11,148	5,980
0.822% due 06/25/2035		23,745	8,360

Total Asset-Backed Securities (Cost $73,246)			55,542

FOREIGN CURRENCY-DENOMINATED ISSUES 1.9%

American International Group, Inc.
2.404% due 04/26/2011	EUR	7,500	4,639
4.000% due 09/20/2011		1,400	848
5.950% due 10/04/2010	GBP	2,850	2,352

Bombardier, Inc.
7.250% due 11/15/2016	EUR	11,625	10,271

Chesapeake Energy Corp.
6.250% due 01/15/2017		5,250	5,196

CIT Group, Inc.
2.188% due 11/30/2011		7,150	5,842

FCE Bank PLC
2.538% due 09/30/2009		700	870

General Motors Corp.
8.375% due 07/05/2033		5,000	1,262

Hertz Corp.
7.875% due 01/01/2014		2,500	1,528

Intesa Sanpaolo SpA
8.047% due 06/29/2049		7,700	5,320

Lighthouse International Co. S.A.
8.000% due 04/30/2014		13,975	7,148

M&G Finance Luxembourg S.A.
7.500% due 03/29/2049		5,000	664

Nordic Telephone Co. Holdings ApS
3.418% due 11/30/2013		1,178	1,442
3.668% due 11/30/2014		2,174	2,676
8.250% due 05/01/2016		15,975	17,935

OI European Group BV
6.875% due 03/31/2017		3,725	4,355

Rockwood Specialties Group, Inc.
7.625% due 11/15/2014		5,650	5,855

Royal Bank of Scotland Group PLC
19.890% due 04/06/2011	GBP	5,866	3,367

Sensata Technologies BV
11.250% due 01/15/2014	EUR	14,000	3,348

Telenet Bidco
4.303% due 08/01/2015		8,400	10,179

Unitymedia GmbH
8.750% due 02/15/2015		100	118

Unitymedia Hessen GmbH & Co. KG
4.976% due 04/15/2013		1,500	1,754

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

UPC Broadband Holding BV
3.545% due 12/31/2014	EUR	19,416	$19,491

UPC Holding BV
7.750% due 01/15/2014		1,700	1,897
8.000% due 11/01/2016		1,200	1,236

Total Foreign Currency-Denominated Issues (Cost $193,057)			119,593

		SHARES
COMMON STOCKS 0.0%

Pride International, Inc. (d)		40,570	730

Reliant Energy, Inc. (d)		46,518	148

U.S. Airways Group, Inc. ‘A’ (d)		12,224	0

Total Common Stocks (Cost $1,823)			878

CONVERTIBLE PREFERRED STOCKS 1.9%

American International Group, Inc.
8.500% due 08/01/2011		1,017,971	5,497

Bank of America Corp.
7.250% due 12/31/2049		89,581	38,027

Citigroup, Inc.
6.500% due 12/31/2049 (a)		296,850	8,119

Fifth Third Bancorp
8.500% due 12/31/2049		50,000	2,060

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 05/01/2010		65,100	4,204

General Motors Corp.
5.250% due 03/06/2032		1,414,035	3,977

Lehman Brothers Holdings, Inc.
8.750% due 07/01/2011 (a)		6,700	7

Wells Fargo & Co.
7.500% due 12/31/2049		120,725	57,826

Total Convertible Preferred Stocks (Cost $214,593)			119,717

PREFERRED STOCKS 0.0%

Lehman Brothers Holdings, Inc.
0.339% due 05/30/2009 (a)		90,320	452

Merrill Lynch & Co., Inc.
2.376% due 05/20/2009		97,328	844

Total Preferred Stocks (Cost $9,277)			1,296

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.3%

CERTIFICATES OF DEPOSIT 0.1%

Unicredito Italiano NY
1.156% due 05/15/2009		$4,950	4,949

COMMERCIAL PAPER 0.6%

Ford Motor Credit Co. LLC
5.544% due 04/15/2009		38,925	38,487

54	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 0.9%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	$600	$600
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.875% due 06/30/2012 valued at $614. Repurchase proceeds are $600.)

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009	54,200	54,200
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% - 2.500% due 03/31/2013 - 01/31/2014 valued at $55,015. Repurchase proceeds are $54,200.)

		54,800

U.S. CASH MANAGEMENT BILLS 0.1%
0.892% due 04/29/2009 - 05/15/2009 (e)(g)	5,930	5,930

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 3.6%
0.135% due 04/02/2009 - 06/11/2009 (e)(g)	$232,525	$232,503

Total Short-Term Instruments (Cost $336,778)		336,669

PURCHASED OPTIONS (k) 2.9%
(Cost $29,402)		182,256

Total Investments 105.1% (Cost $8,382,569)		$6,711,896

Written Options (l) (0.1%) (Premiums $5,924)		(7,286)

Other Assets and Liabilities (Net) (5.0%)		(319,307)

Net Assets 100.0%		$6,385,303

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average rate.
(f)	The High Yield Fund is investing in shares of affiliated Funds.
(g)	Securities with an aggregate market value of $228,256 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $47,261 at a weighted average interest rate of 3.333%. On March 31, 2009, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $4,858 and cash of $7,624 have been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	431	$2,287
90-Day Eurodollar June Futures	Long	06/2009	3,540	21,714
90-Day Eurodollar June Futures	Long	06/2010	434	1,814
90-Day Eurodollar September Futures	Long	09/2009	3,143	19,142
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	823	2,326
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	1,570	14,794
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	86	16
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	91	14
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2009	983	3,948

				$66,055

(j)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection(1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	CITI	(5.000%	)	03/20/2012	30.070%		$5,800	$2,568	$3,364	$(796)
Advanced Micro Devices, Inc.	CITI	(5.000%	)	12/20/2013	27.154%		2,800	1,372	1,428	(56)
Anadarko Petroleum Corp.	DUB	(2.750%	)	06/20/2014	2.500%		15,100	(180)	0	(180)
Bombardier, Inc.	RBS	(1.950%	)	06/20/2012	8.921%		6,000	1,056	0	1,056
Chesapeake Energy Corp.	RBS	(2.210%	)	06/20/2017	6.195%		4,300	882	0	882
CMS Energy Corp.	CSFB	(1.550%	)	03/20/2013	2.900%		4,975	235	0	235
Freescale Semiconductor, Inc.	CITI	(5.000%	)	03/20/2014	54.102%		3,800	2,707	2,698	9
Gap, Inc.	GSC	(1.020%	)	09/20/2013	0.625%		10,000	(173)	0	(173)
Knight, Inc.	RBS	(1.470%	)	09/20/2012	1.665%		5,000	29	0	29
RadioShack Corp.	CSFB	(2.050%	)	09/20/2013	2.100%		3,000	4	0	4
Teco Finance, Inc.	RBS	(1.260%	)	12/20/2017	2.629%		5,650	518	0	518
UBS Warburg LLC	BCLY	(2.330%	)	03/20/2014	2.290%	EUR	9,300	(32)	0	(32)
Williams Cos., Inc.	CITI	(0.770%	)	10/01/2010	2.264%		$5,000	108	0	108
Windstream Corp.	BOA	(2.780%	)	09/20/2013	1.834%		5,000	(199)	0	(199)

								$8,895	$7,490	$1,405

See Accompanying Notes	Annual Report	March 31, 2009	55

Schedule of Investments  High Yield Fund  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	GSC	5.000%	12/20/2013	7.973%	$11,250	$(1,130)	$(872)	$(258)
ARAMARK Corp.	CITI	5.000%	03/20/2014	6.830%	5,100	(341)	(139)	(202)
Biomet, Inc.	CITI	6.500%	06/20/2014	7.396%	3,000	(81)	0	(81)
Biomet, Inc.	JPM	8.000%	03/20/2014	7.344%	4,000	92	0	92
Biomet, Inc.	MSC	3.550%	03/20/2013	7.130%	1,500	(143)	0	(143)
Chesapeake Energy Corp.	CITI	5.000%	12/20/2013	6.453%	3,750	(193)	(188)	(5)
Chesapeake Energy Corp.	CSFB	5.000%	12/20/2013	6.453%	3,750	(192)	(161)	(31)
Chesapeake Energy Corp.	GSC	5.000%	12/20/2013	6.453%	3,750	(192)	(112)	(80)
Chesapeake Energy Corp.	RBS	2.050%	06/20/2013	6.418%	7,500	(1,101)	0	(1,101)
Chrysler Financial	DUB	5.250%	09/20/2012	31.500%	3,500	(1,576)	0	(1,576)
CIT Group, Inc.	JPM	5.000%	12/20/2009	20.628%	5,000	(502)	(625)	123
Community Health Systems, Inc.	GSC	5.000%	12/20/2013	7.264%	22,500	(1,772)	(2,231)	459
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	7.313%	24,700	(2,059)	(2,254)	195
Community Health Systems, Inc.	JPM	5.000%	12/20/2013	7.264%	3,750	(296)	(366)	70
CSC Holdings, Inc.	MSC	3.650%	03/20/2013	3.814%	1,500	(6)	0	(6)
Dynegy Holdings, Inc.	CITI	5.000%	03/20/2014	12.066%	625	(137)	(112)	(25)
El Paso Corp.	CITI	2.550%	09/20/2013	7.124%	7,000	(1,080)	0	(1,080)
El Paso Corp.	CITI	5.000%	12/20/2013	7.137%	3,750	(276)	(107)	(169)
El Paso Corp.	CITI	5.000%	03/20/2014	7.148%	4,500	(345)	(333)	(12)
El Paso Corp.	GSC	5.000%	12/20/2013	7.137%	12,750	(937)	(330)	(607)
Ford Motor Co.	MLP	4.850%	12/20/2010	67.368%	18,000	(10,396)	0	(10,396)
General Electric Capital Corp.	CITI	4.100%	12/20/2013	7.440%	8,250	(918)	0	(918)
General Electric Capital Corp.	CITI	3.250%	03/20/2014	7.360%	22,900	(3,268)	0	(3,268)
General Motors Corp.	MLP	5.000%	12/20/2009	164.224%	9,700	(6,403)	(5,674)	(729)
Georgia-Pacific LLC	BOA	5.000%	09/20/2014	7.612%	18,000	(1,794)	(1,845)	51
Georgia-Pacific LLC	GSC	5.000%	12/20/2013	7.736%	3,750	(355)	(338)	(17)
Georgia-Pacific LLC	JPM	5.000%	12/20/2013	7.736%	9,000	(850)	(799)	(51)
Georgia-Pacific LLC	MLP	5.000%	12/20/2013	7.736%	5,250	(496)	(479)	(17)
Georgia-Pacific LLC	MSC	3.800%	03/20/2013	4.763%	1,500	(41)	0	(41)
GMAC LLC	BOA	7.000%	12/20/2012	18.663%	2,500	(678)	0	(678)
GMAC LLC	BOA	5.000%	09/20/2013	18.086%	40,000	(13,724)	(10,500)	(3,224)
GMAC LLC	DUB	5.000%	03/20/2012	19.549%	3,000	(871)	(465)	(406)
GMAC LLC	DUB	6.350%	12/20/2012	18.663%	3,650	(1,046)	0	(1,046)
GMAC LLC	GSC	6.800%	12/20/2012	18.663%	5,000	(1,379)	0	(1,379)
GMAC LLC	JPM	2.110%	03/20/2012	19.549%	10,000	(3,493)	0	(3,493)
GMAC LLC	MLP	5.000%	03/20/2010	27.916%	1,500	(283)	(146)	(137)
Goodyear Tire & Rubber Co.	CITI	3.650%	06/20/2013	11.125%	3,800	(854)	0	(854)
HCA, Inc.	BOA	4.650%	09/20/2013	10.454%	3,000	(552)	0	(552)
HCA, Inc.	CITI	2.000%	09/20/2012	8.994%	4,400	(735)	0	(735)
HCA, Inc.	CSFB	5.000%	06/20/2014	10.022%	5,000	(698)	(600)	(98)
NRG Energy, Inc.	CSFB	5.000%	12/20/2013	5.643%	3,750	(79)	(42)	(37)
NRG Energy, Inc.	GSC	4.200%	09/20/2013	5.627%	6,875	(327)	0	(327)
NRG Energy, Inc.	JPM	5.380%	12/20/2013	5.643%	4,500	(34)	0	(34)
NRG Energy, Inc.	MLP	5.500%	12/20/2013	5.643%	5,250	(17)	0	(17)
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	7.141%	1,100	(123)	0	(123)
Qwest Capital Funding, Inc.	CSFB	3.100%	12/20/2012	7.141%	5,000	(597)	0	(597)
SLM Corp.	BCLY	5.000%	12/20/2013	25.406%	4,700	(1,736)	(517)	(1,219)
SLM Corp.	BOA	1.730%	06/20/2012	29.302%	9,000	(3,669)	0	(3,669)
SLM Corp.	GSC	7.600%	03/20/2012	30.231%	4,750	(1,508)	0	(1,508)
SLM Corp.	JPM	7.600%	03/20/2011	35.180%	13,100	(3,985)	0	(3,985)
Sprint Nextel Corp.	BCLY	7.150%	06/20/2009	7.011%	7,000	20	0	20
Sungard Data Systems, Inc.	CITI	5.000%	03/20/2014	7.747%	4,000	(387)	(261)	(126)
Sungard Data Systems, Inc.	MSC	3.800%	03/20/2013	6.294%	1,500	(107)	0	(107)

						$(73,650)	$(29,496)	$(44,154)

Credit Default Swaps on Credit Indices - Sell Protection(2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-9 3-Year Index 25-35%	DUB	4.000%	12/20/2010	$3,000	$(553)	$0	$(553)
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	51,800	(9,126)	0	(9,126)
CDX.HY-9 3-Year Index 35-100%	MLP	1.550%	12/20/2010	9,409	(402)	0	(402)
CDX.HY-9 3-Year Index 35-100%	MLP	1.670%	12/20/2010	8,191	(334)	0	(334)
CDX.HY-9 5-Year Index 25-35%	MLP	3.230%	12/20/2012	31,500	(14,103)	0	(14,103)
CDX.HY-10 5-Year Index 25-35%	MLP	6.520%	06/20/2013	2,000	(879)	0	(879)
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012	8,751	20	0	20
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	11,667	27	0	27
CDX.IG-11 5-Year Index	GSC	1.500%	12/20/2013	105,700	(3,816)	(708)	(3,108)
CMBX.NA AAA 3 Index	GSC	0.080%	12/13/2049	13,600	(4,579)	(4,898)	319
CMBX.NA AAA 5 Index	GSC	0.350%	02/15/2051	15,000	(5,243)	(5,541)	298
CMBX.NA AAA 5 Index	JPM	0.350%	02/15/2051	15,000	(5,243)	(5,611)	368

					$(44,231)	$(16,758)	$(27,473)

56	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	478,100	$(7,619)	$(1,047)	$(6,572)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		45,100	(696)	(325)	(371)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		2,600	(23)	(4)	(19)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		288,400	(2,140)	(368)	(1,772)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		25,500	851	168	683
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		30,500	1,017	106	911
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		27,100	904	189	715
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		$906,600	25,117	716	24,401
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	BCLY		76,100	6,786	1,522	5,264
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	MSC		30,700	2,737	(183)	2,920
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	RBS		30,200	2,693	1,477	1,216
Pay	3-Month USD-LIBOR	3.000%	06/17/2029	CSFB		14,100	(526)	(582)	56
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		158,300	(54,689)	(10,679)	(44,010)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		55,800	(19,278)	558	(19,836)

							$(44,866)	$(8,452)	$(36,414)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	NRG Energy, Inc.	255,400	0.727%	$4,595	04/23/2009	MLP	$(101)
Receive	SandRidge Energy, Inc.	402,600	0.724%	2,915	04/23/2009	MLP	(262)

							$(363)

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(k)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	$1,356,000	$12,068	$84,145
Call - OTC 2-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	244,800	2,678	15,191
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	699,300	6,678	37,864
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	630,500	6,790	39,125
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	09/18/2009	126,500	1,188	5,931

							$29,402	$182,256

(l)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$128.000	05/22/2009	48	$9	$12
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	48	17	10

				$26	$22

See Accompanying Notes	Annual Report	March 31, 2009	57

Schedule of Investments  High Yield Fund  (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009	EUR	9,000	$99	$148
Put - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		9,000	96	1
Call - OTC 7-Year Interest Rate Swap	SOG	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009		17,000	184	279
Put - OTC 7-Year Interest Rate Swap	SOG	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		17,000	179	1
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		$5,300	11	0
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		5,300	28	0
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		16,300	48	6
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		64,100	334	4
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		64,100	309	4
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		24,300	126	2
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		24,300	147	1
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.250%	05/06/2009		87,100	78	39
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	05/06/2009		87,100	1,655	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		31,600	111	12
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	09/18/2009		42,500	1,155	4,954

								$4,560	$5,451

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC Citigroup, Inc.	$3.000	09/19/2009	$2,789	$1,338	$1,813

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2008	0	$2,330,900	EUR	0	$57,388
Sales	16,408	1,526,089		52,000	43,146
Closing Buys	(11,746)	(3,402,200)		0	(92,922)
Expirations	(4,566)	0		0	(1,688)
Exercised	0	0		0	0

Balance at 03/31/2009	96	$454,789	EUR	52,000	$5,924

(m)	Restricted securities as of March 31, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$12,454	$11,713	0.18%
Ferrellgas Partners LP	7.240%	08/01/2010	10/17/2001 - 04/24/2006	25,991	23,769	0.37%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003 - 02/25/2009	31,971	31,524	0.50%
Tesoro Petroleum Corp.	7.466%	07/17/2012	11/17/2004	9,974	8,593	0.13%
Wilmington Trust Co.	10.732%	01/01/2013	01/07/1993 - 05/16/2003	4,902	4,184	0.07%
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	05/09/1995 - 05/16/2003	3,035	2,583	0.04%

				$88,327	$82,366	1.29%

(n)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	BCLY	22,489	07/2009	$0	$(204)	$(204)
Buy		DUB	67,956	07/2009	0	(580)	(580)
Buy		HSBC	44,594	07/2009	0	(299)	(299)
Buy		JPM	92,668	07/2009	0	(807)	(807)
Sell	EUR	BNP	11,125	04/2009	0	(319)	(319)

58	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	GSC	7,387	04/2009	$137	$0	$137
Sell		HSBC	116,735	04/2009	66	(7,539)	(7,473)
Buy		MSC	1,732	04/2009	0	(51)	(51)
Buy		RBS	15,142	04/2009	325	(86)	239
Sell	GBP	DUB	7,414	04/2009	110	0	110
Sell		MSC	12,408	04/2009	145	0	145
Buy		UBS	4,763	04/2009	0	(193)	(193)
Sell	JPY	BNP	26,365	05/2009	5	0	5
Sell		MSC	26,365	06/2009	4	0	4
Buy	MXN	BCLY	2,175	05/2009	0	(7)	(7)
Sell		BCLY	1,680	05/2009	6	0	6
Sell		JPM	495	05/2009	3	0	3
Buy	MYR	BCLY	14,777	04/2009	0	(173)	(173)
Sell		BCLY	48,981	04/2009	594	0	594
Buy		BOA	10,616	04/2009	0	(119)	(119)
Buy		CITI	21,342	04/2009	0	(218)	(218)
Buy		HSBC	24,457	04/2009	0	(154)	(154)
Sell		JPM	22,211	04/2009	332	0	332
Buy	PHP	BCLY	27,094	05/2009	8	0	8
Buy		CITI	666,332	05/2009	37	(72)	(35)
Sell		CITI	893,731	05/2009	0	(1,112)	(1,112)
Buy		JPM	200,305	05/2009	2	0	2
Buy	RUB	BCLY	676,705	05/2009	0	(4,630)	(4,630)
Sell		DUB	515,917	05/2009	1,306	0	1,306
Sell		HSBC	269,491	05/2009	915	0	915
Sell		JPM	304,592	05/2009	556	0	556
Buy		UBS	487,266	05/2009	0	(5,861)	(5,861)
Sell		UBS	73,971	05/2009	57	0	57
Buy	SGD	CITI	19,031	04/2009	0	(531)	(531)
Sell		CITI	41,817	04/2009	832	0	832
Buy		DUB	12,085	04/2009	0	(247)	(247)
Buy		HSBC	4,710	04/2009	0	(124)	(124)
Buy		UBS	5,991	04/2009	0	(112)	(112)
Sell		CITI	7,174	07/2009	291	0	291
Buy		HSBC	7,174	07/2009	0	(248)	(248)

					$5,731	$(23,686)	$(17,955)

(o)	Fair Value Measurements+

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$489,582	$6,119,495	$102,819	$6,711,896
Other Financial Instruments++	66,055	(130,664)	(1,576)	(66,185)

Total	$555,637	$5,988,831	$101,243	$6,645,711

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$110,825	$16,140	$960	$257	$(29,116)	$3,753	$102,819
Other Financial Instruments++	(1,183)	0	0	665	(1,011)	(47)	(1,576)

Total	$109,642	$16,140	$960	$922	$(30,127)	$3,706	$101,243

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	59

Schedule of Investments  Investment Grade Corporate Bond Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (e) 18.3%

Short-Term Floating NAV Portfolio	69,773,652	$698,085

Total PIMCO Funds (Cost $698,006)		698,085

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 0.0%

Daimler Finance North America LLC
4.560% due 08/03/2012	$1,576	850

Total Bank Loan Obligations (Cost $1,500)		850

CORPORATE BONDS & NOTES 76.2%

BANKING & FINANCE 29.5%

Abbey National PLC
7.950% due 10/26/2029 1,600	1,600	1,393

Allstate Corp.
7.200% due 12/01/2009	200	198

Allstate Life Global Funding II
1.901% due 05/21/2010	3,500	3,336

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,200	1,162

American Express Bank FSB
0.583% due 06/22/2009	100	99
0.584% due 06/12/2009	850	840
0.637% due 07/13/2010	3,600	3,335
5.500% due 04/16/2013	8,100	6,995

American Express Centurion Bank
0.583% due 09/22/2009	4,000	3,875
0.583% due 03/23/2010	3,600	3,378
0.637% due 07/13/2010	8,500	7,820
0.716% due 11/16/2009	200	192

American Express Co.
6.150% due 08/28/2017	300	249
6.800% due 09/01/2066	2,465	1,190
7.000% due 03/19/2018	3,000	2,652

American Express Credit Corp.
0.616% due 05/19/2009	400	397
0.677% due 12/02/2010	2,240	2,017
5.875% due 05/02/2013	1,700	1,494

American General Finance Corp.
5.200% due 12/15/2011	2,600	1,088

American International Group, Inc.
0.606% due 06/16/2009	2,300	2,073
4.950% due 03/20/2012	5,250	2,569
5.050% due 10/01/2015	700	312
5.450% due 05/18/2017	2,000	793
5.850% due 01/16/2018	22,920	8,989
6.250% due 05/01/2036	200	70
8.175% due 05/15/2058	2,000	170
8.250% due 08/15/2018	29,500	12,643

Anadarko Finance Co.
6.750% due 05/01/2011	2,900	2,928

ANZ National International Ltd.
6.200% due 07/19/2013	2,000	1,931

BAE Systems Holdings, Inc.
5.200% due 08/15/2015	200	195

Bank of America Corp.
4.750% due 08/01/2015	200	167
5.625% due 10/14/2016	2,000	1,700
5.650% due 05/01/2018	44,000	36,795
5.750% due 08/15/2016	500	329

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.750% due 12/01/2017	$26,800	$22,557
6.000% due 09/01/2017	10,700	9,128
8.125% due 12/29/2049	16,300	6,705

Bank of America N.A.
1.777% due 06/23/2010	600	555
1.822% due 05/12/2010	2,000	1,865
6.000% due 10/15/2036	400	266

Bank of Scotland PLC
1.344% due 12/08/2010	10,000	9,223

Bank One Corp.
5.250% due 01/30/2013	100	93

Barclays Bank PLC
6.050% due 12/04/2017	13,000	10,246
7.434% due 09/29/2049	500	208
7.700% due 04/29/2049	300	132

BB&T Corp.
6.500% due 08/01/2011	30	30

Bear Stearns Cos. LLC
1.341% due 08/21/2009	100	100
1.404% due 01/31/2011	3,500	3,331
1.446% due 11/28/2011	100	96
1.448% due 08/15/2011	200	185
1.486% due 07/19/2010	400	394
1.641% due 11/21/2016	7,500	6,130
5.300% due 10/30/2015	2,400	2,229
5.550% due 01/22/2017	1,000	843
5.700% due 11/15/2014	100	95
6.400% due 10/02/2017	15,800	15,412
6.950% due 08/10/2012	12,700	12,946
7.250% due 02/01/2018	17,150	17,751

BellSouth Capital Funding Corp.
7.875% due 02/15/2030	200	205

Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018	3,500	3,485

Block Financial LLC
7.875% due 01/15/2013	13,000	12,822

BNP Paribas
1.484% due 12/09/2016	4,000	3,325
1.716% due 06/04/2010	700	680
5.186% due 06/29/2049	6,200	2,548
7.195% due 06/29/2049	2,225	1,141

C10 Capital SPV Ltd.
6.722% due 12/31/2049	400	140

Caelus Re Ltd.
7.511% due 06/07/2011	500	471

Canadian Oil Sands Ltd.
4.800% due 08/10/2009	7,245	7,216

Caterpillar Financial Services Corp.
1.751% due 06/25/2010	700	655
1.976% due 06/24/2011	5,680	5,350
5.450% due 04/15/2018	2,500	2,150
7.150% due 02/15/2019	4,000	3,667

CIT Group, Inc.
1.358% due 08/17/2009	100	89
1.394% due 06/08/2009	1,600	1,548
1.464% due 07/28/2011	7,500	4,812
1.481% due 02/13/2012	1,000	613
4.750% due 12/15/2010	3,000	2,420

Citigroup Capital XXI
8.300% due 12/21/2057	11,200	5,405

Citigroup Funding, Inc.
1.372% due 10/22/2009	100	94
2.291% due 05/07/2010	100	90

Citigroup, Inc.
1.262% due 12/28/2009	21,900	20,223
1.336% due 05/18/2011	5,000	4,040

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.396% due 05/18/2010	$100	$90
1.409% due 03/07/2014	3,000	1,871
2.938% due 05/15/2018	600	301
5.000% due 09/15/2014	4,700	3,121
5.250% due 02/27/2012	5,000	4,459
5.300% due 10/17/2012	1,500	1,324
5.500% due 04/11/2013	20,000	17,593
5.625% due 08/27/2012	400	292
5.875% due 05/29/2037	3,000	2,313
6.000% due 02/21/2012	1,190	1,087
6.000% due 08/15/2017	11,860	10,258
6.125% due 11/21/2017	32,025	27,828
6.125% due 05/15/2018	26,200	22,667
6.125% due 08/25/2036	800	431
6.500% due 08/19/2013	7,900	7,269
8.400% due 04/29/2049	5,497	3,113

Commonwealth Bank of Australia
6.024% due 03/29/2049	600	264

ConocoPhillips Canada Funding Co. I
5.625% due 10/15/2016	300	311

Countrywide Financial Corp.
4.500% due 06/15/2010	1,700	1,572

Countrywide Home Loans, Inc.
6.250% due 04/15/2009	2,450	2,450

Credit Agricole S.A.
1.306% due 05/28/2010	9,600	9,393
6.637% due 05/29/2049	200	60

Credit Suisse New York
5.000% due 05/15/2013	8,000	7,740
6.000% due 02/15/2018	1,800	1,574

Credit Suisse USA, Inc.
1.364% due 06/05/2009	400	399
6.125% due 11/15/2011	100	102

EnCana Holdings Finance Corp.
5.800% due 05/01/2014	5,000	4,926

FIA Card Services N.A.
7.125% due 11/15/2012	145	133

First Union Capital I
7.935% due 01/15/2027	6,000	5,117

First Union Institutional Capital II
7.850% due 01/01/2027	3,910	2,753

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	1,000	669
7.375% due 10/28/2009	3,500	3,139
9.750% due 09/15/2010	1,420	1,169
9.875% due 08/10/2011	6,325	4,791
12.000% due 05/15/2015	500	380

General Electric Capital Corp.
1.308% due 08/15/2011	150	128
1.451% due 06/12/2012	2,200	1,892
1.580% due 09/15/2014	2,600	1,879
1.611% due 01/08/2016	17,000	11,322
1.620% due 02/01/2011	100	91
2.151% due 05/22/2013	400	321
5.450% due 01/15/2013	1,350	1,302
5.625% due 05/01/2018	3,100	2,702
5.875% due 01/14/2038	20,700	14,844
6.375% due 11/15/2067	5,300	2,577
6.750% due 03/15/2032	500	407
6.875% due 01/10/2039	1,100	901

GMAC LLC
6.625% due 05/15/2012	100	55
6.875% due 09/15/2011	50	32

Goldman Sachs Group, Inc.
0.603% due 12/23/2009	700	684
0.613% due 06/23/2009	100	99
1.332% due 06/28/2010	1,300	1,239

60	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.416% due 02/06/2012	$4,500	$3,892
1.522% due 07/22/2015	5,000	3,524
1.677% due 03/22/2016	26,069	17,767
1.854% due 01/12/2015	16,050	11,863
4.500% due 06/15/2010	250	250
5.250% due 10/15/2013	6,800	6,359
5.350% due 01/15/2016	1,100	976
5.450% due 11/01/2012	7,684	7,404
5.700% due 09/01/2012	1,500	1,457
5.750% due 10/01/2016	1,100	994
5.950% due 01/18/2018	18,000	16,379
6.125% due 02/15/2033	600	502
6.150% due 04/01/2018	18,075	16,549
6.250% due 09/01/2017	4,800	4,458
6.600% due 01/15/2012	2,000	1,999
6.750% due 10/01/2037	2,200	1,493
6.875% due 01/15/2011	4,900	4,954
7.500% due 02/15/2019	7,200	7,202

HBOS Capital Funding LP
6.071% due 06/29/2049	800	192

HBOS PLC
5.375% due 11/29/2049	3,490	1,757
6.750% due 05/21/2018	13,782	10,650

HSBC Bank USA N.A.
7.000% due 01/15/2039	13,800	13,552

HSBC Capital Funding LP
4.610% due 12/29/2049	11,430	4,848
9.547% due 12/29/2049	300	205

HSBC Finance Corp.
1.344% due 01/15/2014	3,000	1,565
1.411% due 03/12/2010	100	89
1.451% due 08/09/2011	1,500	1,022
1.491% due 05/10/2010	140	119
1.670% due 09/14/2012	1,800	1,180

HSBC Holdings PLC
6.500% due 05/02/2036	700	580
6.500% due 09/15/2037	5,400	4,437
6.800% due 06/01/2038	3,800	3,244

International Lease Finance Corp.
4.875% due 09/01/2010	150	110
5.350% due 03/01/2012	5,000	2,808
5.750% due 06/15/2011	2,000	1,300

John Deere Capital Corp.
1.162% due 07/16/2010	5,000	4,906
2.042% due 06/10/2011	900	856

JPMorgan Chase & Co.
0.571% due 06/26/2009	1,000	998
1.256% due 01/17/2011	200	191
1.347% due 06/25/2012	200	169
1.348% due 05/16/2011	100	94
1.625% due 10/02/2009	500	498
4.750% due 03/01/2015	300	286
5.125% due 09/15/2014	100	89
5.250% due 05/01/2015	300	269
6.000% due 01/15/2018	28,000	28,349
6.400% due 05/15/2038	3,300	3,250
6.625% due 03/15/2012	350	342
7.125% due 06/15/2009	100	100
7.900% due 04/29/2049	15,500	9,981

JPMorgan Chase Bank N.A.
1.656% due 06/13/2016	9,100	6,235
5.875% due 06/13/2016	3,100	2,905
6.000% due 10/01/2017	600	564

JPMorgan Chase Capital XV
5.875% due 03/15/2035	2,900	1,707

JPMorgan Chase Capital XVIII
6.950% due 08/17/2036	1,290	877

JPMorgan Chase Capital XX
6.550% due 09/29/2036	3,400	2,191

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase Capital XXV
6.800% due 10/01/2037	$3,100	$2,060

KeyBank N.A.
3.511% due 06/02/2010	400	386
5.800% due 07/01/2014	700	586

Lehman Brothers Holdings, Inc.
4.800% due 03/13/2014 (a)	300	40
6.625% due 01/18/2012 (a)	15,030	1,991
6.875% due 05/02/2018 (a)	3,403	425

Lloyds Banking Group PLC
5.920% due 09/29/2049	5,100	944

Marsh & McLennan Cos., Inc.
9.250% due 04/15/2019	2,000	2,043

Merrill Lynch & Co., Inc.
1.359% due 07/25/2011	105	88
1.454% due 02/05/2010	7,300	6,893
1.544% due 09/09/2009	100	98
3.051% due 05/20/2009	300	298
3.472% due 05/12/2010	11,800	11,114
4.250% due 02/08/2010	100	94
5.450% due 02/05/2013	100	82
5.450% due 07/15/2014	7,500	5,692
6.050% due 08/15/2012	5,000	4,294
6.150% due 04/25/2013	14,750	12,414
6.400% due 08/28/2017	8,000	5,751
6.875% due 04/25/2018	37,100	29,079

MetLife, Inc.
5.000% due 06/15/2015	1,600	1,319
7.717% due 02/15/2019	9,000	8,089

Metropolitan Life Global Funding I
1.278% due 05/17/2010	100	94
5.125% due 04/10/2013	3,910	3,575

Mizuho Financial Group Cayman Ltd.
5.790% due 04/15/2014	150	142

Morgan Stanley
1.374% due 01/15/2010	200	191
1.392% due 01/18/2011	600	542
1.574% due 10/15/2015	8,600	6,119
1.592% due 10/18/2016	16,600	11,148
1.648% due 01/09/2012	3,000	2,409
1.698% due 01/09/2014	12,100	8,983
3.338% due 05/14/2010	2,300	2,241
4.750% due 04/01/2014	900	737
5.375% due 10/15/2015	250	226
5.750% due 10/18/2016	5,400	4,925
5.950% due 12/28/2017	6,600	6,009
6.000% due 04/28/2015	2,500	2,365
6.250% due 08/28/2017	25,600	23,814
6.625% due 04/01/2018	28,800	27,525
6.750% due 04/15/2011	6,000	6,009

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	4,525	3,036

National Australia Bank Ltd.
1.691% due 02/08/2010	50	50
5.350% due 06/12/2013	12,200	11,825

National City Bank
1.382% due 06/18/2010	1,500	1,434
1.654% due 06/07/2017	2,600	1,608

National City Bank of Kentucky
6.300% due 02/15/2011	1,000	983

National City Corp.
1.490% due 06/16/2010	1,000	937

Pacific Life Global Funding
5.150% due 04/15/2013	500	472

Pearson Dollar Finance Two PLC
6.250% due 05/06/2018	2,000	1,741

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

PNC Bank N.A.
1.634% due 08/05/2009	$4,000	$3,989

Preferred Term Securities XII Ltd.
1.866% due 03/24/2034	94	39

Principal Life Income Funding Trusts
5.300% due 04/24/2013	500	460

Prudential Financial, Inc.
6.000% due 12/01/2017	1,500	993

Rabobank Capital Funding II
5.260% due 12/29/2049	3,250	1,464

Rabobank Capital Funding Trust
5.254% due 12/29/2049	28,874	13,048

RBS Capital Trust III
5.512% due 09/29/2049	1,200	480

Regions Financial Corp.
1.396% due 06/26/2012	3,500	2,861

Resona Bank Ltd.
5.850% due 09/29/2049	300	153

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049	14,000	6,167
7.648% due 08/29/2049	2,000	901
9.118% due 03/31/2049	480	235

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,500	6,334

SLM Corp.
1.389% due 10/25/2011	1,000	576
4.500% due 07/26/2010	3,000	2,251
5.000% due 10/01/2013	1,000	532
8.450% due 06/15/2018	9,205	4,979

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/25/2049	1,500	1,218

State Street Bank and Trust Co.
1.484% due 12/08/2015	7,500	5,187

State Street Capital Trust III
8.250% due 03/15/2042	2,400	1,422

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	300	190

Swedbank AB
2.800% due 02/10/2012	4,000	4,017

Teco Finance, Inc.
6.572% due 11/01/2017	123	96
6.750% due 05/01/2015	200	168

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	2,500	2,178

U.S. Bancorp
0.552% due 04/28/2009	100	100

UBS AG
1.115% due 07/23/2009	1,580	1,572
2.219% due 06/19/2010	600	566
5.750% due 04/25/2018	3,000	2,515

UBS Preferred Funding Trust V
6.243% due 05/29/2049	800	219

United Overseas Bank Ltd.
5.375% due 09/03/2019	100	89

USB Capital IX
6.189% due 04/15/2049	975	385

Ventas Realty LP
6.750% due 06/01/2010	200	201

Wachovia Bank N.A.
1.650% due 03/15/2016	13,500	8,089
2.138% due 05/14/2010	17,800	17,205
5.000% due 08/15/2015	300	256

See Accompanying Notes	Annual Report	March 31, 2009	61

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.600% due 01/15/2038	$1,250	$992
7.800% due 08/18/2010	30	30

Wachovia Capital Trust V
7.965% due 06/01/2027	1,300	865

Wachovia Corp.
1.224% due 10/15/2011	3,200	2,839
1.255% due 04/23/2012	1,300	1,118
1.311% due 12/01/2009	600	591
1.590% due 06/15/2017	15,100	8,935
5.500% due 05/01/2013	5,500	5,078
5.700% due 08/01/2013	100	94
5.750% due 06/15/2017	500	447
5.750% due 02/01/2018	548	487

Wachovia Mortgage FSB
1.281% due 05/08/2009	300	300

Wells Fargo & Co.
1.287% due 03/23/2010	75	73
1.384% due 10/28/2015	8,000	5,656
1.397% due 09/23/2009	600	593
1.454% due 01/12/2011	600	550
4.375% due 01/31/2013	5,200	4,853
5.625% due 12/11/2017	17,200	15,730
7.980% due 02/28/2049	8,000	3,765

Wells Fargo Bank N.A.
1.448% due 05/16/2016	3,800	2,762
4.750% due 02/09/2015	5,840	4,995
5.950% due 08/26/2036	400	296
6.450% due 02/01/2011	30	29

Wells Fargo Capital X
5.950% due 12/15/2036	2,700	1,827

Wells Fargo Capital XIII
7.700% due 12/29/2049	22,600	10,776

Western Financial Bank
9.625% due 05/15/2012	6,300	6,296

Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	300	193

		1,123,279

INDUSTRIALS 26.1%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	500	478

Allied Waste North America, Inc.
6.500% due 11/15/2010	300	299

Altria Group, Inc.
9.250% due 08/06/2019	22,600	24,221
9.700% due 11/10/2018	3,000	3,273
10.200% due 02/06/2039	10,000	10,249

American Airlines Pass-Through Trust 2001-02
6.978% due 10/01/2012	45	40
7.858% due 10/01/2011	50	40

Amgen, Inc.
5.850% due 06/01/2017	6,500	6,671
6.150% due 06/01/2018	3,200	3,387
6.400% due 02/01/2039	7,000	6,760
6.900% due 06/01/2038	13,195	13,607

Apache Corp.
6.000% due 01/15/2037	1,100	1,066

Barrick Gold Corp.
5.800% due 11/15/2034	100	78
6.950% due 04/01/2019	25,200	25,366

Beckman Coulter, Inc.
6.875% due 11/15/2011	30	30

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	43,200	43,880

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Black & Decker Corp.
8.950% due 04/15/2014 (b)	$4,000	$3,952

Burlington Northern Santa Fe Corp.
6.750% due 03/15/2029	600	589

Canadian National Railway Co.
4.400% due 03/15/2013	80	81
5.550% due 05/15/2018	500	513
6.375% due 11/15/2037	1,600	1,697

Canadian Natural Resources Ltd.
5.450% due 10/01/2012	100	96
5.850% due 02/01/2035	200	141
5.900% due 02/01/2018	5,000	4,487
6.000% due 08/15/2016	1,600	1,476
6.750% due 02/01/2039	4,100	3,259

Cardinal Health, Inc.
1.705% due 10/02/2009	200	197
5.500% due 06/15/2013	5,000	4,828

CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	150	154

Chesapeake Energy Corp.
7.625% due 07/15/2013	50	46

Cisco Systems, Inc.
5.900% due 02/15/2039	10,000	9,231

CODELCO, Inc.
6.150% due 10/24/2036	100	93
7.500% due 01/15/2019	6,200	7,061

Colorado Interstate Gas Co.
6.800% due 11/15/2015	991	934

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	100	107

Comcast Cable Communications LLC
6.875% due 06/15/2009	12,000	12,077
8.875% due 05/01/2017	35	38

Comcast Corp.
5.875% due 02/15/2018	27,100	25,815
5.900% due 03/15/2016	2,900	2,806
6.450% due 03/15/2037	3,300	2,896
7.050% due 03/15/2033	100	93

ConocoPhillips
5.200% due 05/15/2018	2,500	2,481

Continental Airlines, Inc.
6.503% due 06/15/2011	100	88

Covidien International Finance S.A.
6.550% due 10/15/2037	100	99

CSX Corp.
5.300% due 02/15/2014	250	234

CVS Caremark Corp.
1.561% due 06/01/2010	10,678	10,293

Daimler Finance North America LLC
1.634% due 08/03/2009	2,500	2,482
5.750% due 09/08/2011	2,000	1,892
5.875% due 03/15/2011	3,050	2,921
6.500% due 11/15/2013	4,300	3,901
7.300% due 01/15/2012	100	96

DCP Midstream LLC
5.375% due 10/15/2015	100	82

Delta Air Lines, Inc.
6.619% due 03/18/2011	93	84
7.379% due 05/18/2010	33	31

Devon Energy Corp.
6.300% due 01/15/2019	10,000	9,781
7.950% due 04/15/2032	11,400	11,849

Devon Financing Corp. ULC
7.875% due 09/30/2031	300	308

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

El Paso Natural Gas Co.
5.950% due 04/15/2017	$5,445	$4,810
8.375% due 06/15/2032	1,170	1,120

Enbridge Energy Partners LP
5.875% due 12/15/2016	1,200	1,042
6.500% due 04/15/2018	7,000	6,146

EnCana Corp.
4.750% due 10/15/2013	100	96
5.900% due 12/01/2017	18,500	17,493
6.500% due 08/15/2034	100	83
6.500% due 02/01/2038	5,500	4,749

Energy Transfer Partners LP
5.950% due 02/01/2015	4,000	3,632
6.000% due 07/01/2013	3,330	3,152
6.125% due 02/15/2017	6,000	5,364
6.700% due 07/01/2018	4,500	4,083
7.500% due 07/01/2038	2,800	2,313
9.700% due 03/15/2019	27,500	29,255

Enterprise Products Operating LLC
5.000% due 03/01/2015	200	172
6.500% due 01/31/2019	11,000	10,132

Freeport-McMoRan Corp.
8.750% due 06/01/2011	200	198
9.500% due 06/01/2031	200	150

Gaz Capital S.A.
7.288% due 08/16/2037	2,000	1,300
7.510% due 07/31/2013	5,000	4,384
8.625% due 04/28/2034	200	181

Gazprom International S.A.
7.201% due 02/01/2020	75	67

General Electric Co.
5.250% due 12/06/2017	40,000	37,080

General Mills, Inc.
5.700% due 02/15/2017	200	206

Georgia-Pacific LLC
7.000% due 01/15/2015	100	94
7.125% due 01/15/2017	700	651

GlaxoSmithKline Capital, Inc.
5.650% due 05/15/2018	12,700	13,059
6.375% due 05/15/2038	22,543	22,871

Hewlett-Packard Co.
1.371% due 03/01/2012	100	95
1.380% due 06/15/2010	100	100

Hospira, Inc.
6.050% due 03/30/2017	100	89

Humana, Inc.
6.450% due 06/01/2016	5,200	4,375
7.200% due 06/15/2018	10,000	8,469

Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	140	142

International Business Machines Corp.
1.764% due 07/28/2011	5,700	5,620
7.625% due 10/15/2018	1,000	1,150
8.375% due 11/01/2019	30	36

Kellogg Co.
5.125% due 12/03/2012	100	106

Kern River Funding Corp.
4.893% due 04/30/2018	57	55

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	200	189
5.950% due 02/15/2018	15,900	14,510
6.000% due 02/01/2017	200	188
7.125% due 03/15/2012	5,078	5,200
7.750% due 03/15/2032	2,000	1,879
9.000% due 02/01/2019	28,235	30,239

62	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Kraft Foods, Inc.
1.728% due 08/11/2010	$3,100	$3,018
6.500% due 08/11/2017	300	310

Kroger Co.
5.500% due 02/01/2013	200	205

Magellan Midstream Partners LP
6.400% due 07/15/2018	3,900	3,495

Monsanto Co.
5.125% due 04/15/2018	1,000	1,012
5.875% due 04/15/2038	800	772

Newell Rubbermaid, Inc.
5.500% due 04/15/2013	10,000	8,502

Newmont Mining Corp.
5.875% due 04/01/2035	100	77

Norfolk Southern Corp.
5.750% due 04/01/2018	100	100
7.250% due 02/15/2031	100	102

Northrop Grumman Systems Corp.
7.750% due 02/15/2031	100	121

Northwest Pipeline GP
5.950% due 04/15/2017	200	187

Novartis Securities Investment Ltd.
5.125% due 02/10/2019	10,000	10,175

Nucor Corp.
5.850% due 06/01/2018	1,000	1,001

Oracle Corp.
1.294% due 05/14/2010	900	894
5.750% due 04/15/2018	300	314

PepsiCo, Inc.
7.900% due 11/01/2018	20,000	24,634

Petroleos Mexicanos
8.000% due 05/03/2019	7,900	7,742

Pfizer, Inc.
5.350% due 03/15/2015	5,000	5,287
6.200% due 03/15/2019	44,000	47,014
7.200% due 03/15/2039	10,000	10,903

Philip Morris International, Inc.
5.650% due 05/16/2018	1,550	1,544
6.375% due 05/16/2038	2,700	2,627

Plains All American Pipeline LP
6.125% due 01/15/2017	1,400	1,192

President and Fellows of Harvard College
6.000% due 01/15/2019	5,000	5,389

Procter & Gamble Co.
3.500% due 02/15/2015	10,000	10,019

Reynolds American, Inc.
7.750% due 06/01/2018	100	88

Rio Tinto Finance USA Ltd.
5.875% due 07/15/2013	3,000	2,694
6.500% due 07/15/2018	10,000	8,768

Roche Holdings, Inc.
3.249% due 02/25/2011	6,000	5,993
6.000% due 03/01/2019	48,700	50,256

Rockies Express Pipeline LLC
6.250% due 07/15/2013	22,545	22,149
6.850% due 07/15/2018	29,200	28,754

Rogers Communications, Inc.
6.750% due 03/15/2015	8,040	7,921
6.800% due 08/15/2018	1,300	1,302

RR Donnelley & Sons Co.
6.125% due 01/15/2017	7,000	4,677

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ryder System, Inc.
6.000% due 03/01/2013	$3,000	$2,693

Southern Co.
1.951% due 08/20/2010	5,400	5,395

Southern Natural Gas Co.
5.900% due 04/01/2017	6,800	5,961
8.000% due 03/01/2032	758	692

Southwest Airlines Co.
10.500% due 12/15/2011	8,000	8,466

Suncor Energy, Inc.
6.100% due 06/01/2018	5,000	4,272
6.500% due 06/15/2038	920	667
6.850% due 06/01/2039	4,500	3,414

Systems 2001 Asset Trust LLC
6.664% due 09/15/2013	45	42

Target Corp.
6.000% due 01/15/2018	1,000	1,007
7.000% due 01/15/2038	9,885	9,298

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	400	343
7.500% due 04/01/2017	800	775
7.625% due 04/01/2037	1,000	869
8.000% due 02/01/2016	6,600	6,633

Time Warner Cable, Inc.
5.850% due 05/01/2017	9,240	8,298
6.550% due 05/01/2037	840	710
7.300% due 07/01/2038	1,500	1,361
8.250% due 04/01/2019	5,000	5,148

Time Warner, Inc.
6.750% due 04/15/2011	25	25

TransCanada Pipelines Ltd.
7.125% due 01/15/2019	10,500	10,977
7.250% due 08/15/2038	15,000	14,081

Transcontinental Gas Pipe Line Co. LLC
8.875% due 07/15/2012	30	31

Transocean, Inc.
6.000% due 03/15/2018	14,500	13,687

Transocean Ltd.
6.800% due 03/15/2038	5,000	4,412

Union Pacific Corp.
6.625% due 02/01/2029	50	48
7.875% due 01/15/2019	2,000	2,211

United Airlines, Inc.
10.125% due 03/22/2015 (a)	78	35

UnitedHealth Group, Inc.
1.407% due 06/21/2010	1,000	966
6.000% due 02/15/2018	13,200	12,712
6.625% due 11/15/2037	10,000	8,332

Vale Overseas Ltd.
6.250% due 01/11/2016	2,200	2,233
6.250% due 01/23/2017	100	99
8.250% due 01/17/2034	1,700	1,693

Wal-Mart Stores, Inc.
5.800% due 02/15/2018	1,000	1,096
6.200% due 04/15/2038	10,250	10,409
6.875% due 08/10/2009	30	31

Walt Disney Co.
6.375% due 03/01/2012	100	108

WEA Finance LLC
5.700% due 10/01/2016	100	75

WellPoint, Inc.
4.250% due 12/15/2009	100	100
6.000% due 02/15/2014	2,000	2,004
7.000% due 02/15/2019	5,200	5,216

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Williams Cos., Inc.
8.750% due 01/15/2020	$19,760	$19,695

XTO Energy, Inc.
5.500% due 06/15/2018	5,800	5,401
6.100% due 04/01/2036	100	85
6.250% due 08/01/2017	10,000	9,774
6.375% due 06/15/2038	8,500	7,606
6.500% due 12/15/2018	3,000	2,988
7.500% due 04/15/2012	100	105

Yum! Brands, Inc.
6.875% due 11/15/2037	200	166
8.875% due 04/15/2011	140	149

		996,891

UTILITIES 20.6%

Alabama Power Co.
6.000% due 03/01/2039	7,000	6,921

Ameritech Capital Funding Corp.
6.250% due 05/18/2009	8,900	8,935

Appalachian Power Co.
5.000% due 06/01/2017	4,000	3,484
5.650% due 08/15/2012	300	299
7.000% due 04/01/2038	3,400	3,008
7.950% due 01/15/2020	28,870	29,689

AT&T Corp.
7.300% due 11/15/2011	447	481
8.000% due 11/15/2031	48,300	52,680

AT&T, Inc.
5.100% due 09/15/2014	300	302
5.600% due 05/15/2018	3,000	2,925
5.800% due 02/15/2019	34,000	33,353
6.300% due 01/15/2038	5,000	4,411
6.450% due 06/15/2034	1,000	904
6.500% due 09/01/2037	500	453

AT&T Mobility LLC
6.500% due 12/15/2011	50	53

BellSouth Corp.
5.200% due 09/15/2014	300	302
5.200% due 12/15/2016	100	98

British Telecommunications PLC
8.625% due 12/15/2010	100	104
9.125% due 12/15/2030	2,000	1,824

Bruce Mansfield Unit
6.850% due 06/01/2034	100	75

CenturyTel, Inc.
8.375% due 10/15/2010	100	101

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	200	178

Consolidated Edison Co. of New York, Inc.
5.850% due 04/01/2018	1,800	1,787
6.650% due 04/01/2019	20,000	20,651
6.750% due 04/01/2038	7,300	7,180
7.125% due 12/01/2018	11,500	12,256

Constellation Energy Group, Inc.
7.000% due 04/01/2012	100	98

Consumers Energy Co.
5.000% due 02/15/2012	100	100
5.375% due 04/15/2013	100	100
5.500% due 08/15/2016	6,780	6,557
6.700% due 09/15/2019	21,550	22,355

Deutsche Telekom International Finance BV
6.750% due 08/20/2018	15,628	15,726
8.500% due 06/15/2010	330	345
8.750% due 06/15/2030	14,100	15,120

See Accompanying Notes	Annual Report	March 31, 2009	63

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Dominion Resources, Inc.
2.366% due 06/17/2010	$770	$748
6.400% due 06/15/2018	5,950	5,946

Duke Energy Carolinas LLC
5.750% due 11/15/2013	5,000	5,334
6.000% due 01/15/2038	3,700	3,709
6.050% due 04/15/2038	3,700	3,734
6.450% due 10/15/2032	200	208
7.000% due 11/15/2018	4,000	4,602

Duke Energy Corp.
6.300% due 02/01/2014	10,000	10,253

Duke Energy Ohio, Inc.
5.450% due 04/01/2019	14,000	14,153

EDF S.A.
6.500% due 01/26/2019	19,150	19,767
6.950% due 01/26/2039	8,500	8,465

Energy East Corp.
6.750% due 07/15/2036	100	68

Entergy Gulf States, Inc.
4.875% due 11/01/2011	100	99

Entergy Louisiana LLC
5.560% due 09/01/2015	50	45

Entergy Texas, Inc.
7.125% due 02/01/2019	3,000	2,940

FirstEnergy Corp.
7.375% due 11/15/2031	4,800	3,921

Florida Power & Light Co.
5.850% due 05/01/2037	1,800	1,804
5.950% due 02/01/2038	2,300	2,337

Florida Power Corp.
5.650% due 06/15/2018	5,951	6,216
6.400% due 06/15/2038	3,000	3,150

FPL Group Capital, Inc.
5.350% due 06/15/2013	400	410
7.875% due 12/15/2015	15,475	17,502

France Telecom S.A.
8.500% due 03/01/2031	4,900	6,204

Georgia Power Co.
5.950% due 02/01/2039	4,000	3,954

Indiana Michigan Power Co.
7.000% due 03/15/2019	2,000	1,957

Indianapolis Power & Light Co.
6.300% due 07/01/2013	150	154

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	150	134

Jersey Central Power & Light Co.
7.350% due 02/01/2019	2,100	2,150

Kentucky Power Co.
6.000% due 09/15/2017	200	184

Nevada Power Co.
6.500% due 05/15/2018	650	624

NGPL PipeCo. LLC
6.514% due 12/15/2012	16,037	15,337
7.119% due 12/15/2017	45,180	41,499
7.768% due 12/15/2037	3,000	2,626

NiSource Finance Corp.
7.875% due 11/15/2010	100	98

Ohio Edison Co.
5.450% due 05/01/2015	100	92

Ohio Edison Co. Credit Linked Certificate Trust
5.647% due 06/15/2009	100	100

Ohio Power Co.
1.605% due 04/05/2010	5,200	5,080

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Oncor Electric Delivery Co.
6.800% due 09/01/2018	$20,300	$19,943
7.000% due 09/01/2022	3,240	3,031
7.250% due 01/15/2033	3,000	2,782

Pacific Gas & Electric Co.
5.625% due 11/30/2017	500	507
6.050% due 03/01/2034	300	295
6.350% due 02/15/2038	6,900	6,961
8.250% due 10/15/2018	14,555	17,187

Pacificorp
5.500% due 01/15/2019	17,000	17,441
6.000% due 01/15/2039	20,295	20,148

PG&E Corp.
5.750% due 04/01/2014	27,400	27,646

Progress Energy, Inc.
1.544% due 01/15/2010	5,000	4,970
6.850% due 04/15/2012	200	208
7.100% due 03/01/2011	94	97

PSEG Power LLC
6.950% due 06/01/2012	2,100	2,151

Public Service Co. of Colorado
5.800% due 08/01/2018	7,800	8,226
6.500% due 08/01/2038	3,400	3,667

Public Service Co. of Oklahoma
6.150% due 08/01/2016	150	141

Public Service Electric & Gas Co.
5.300% due 05/01/2018	300	303

Qwest Communications International, Inc.
7.250% due 02/15/2011	200	194

Qwest Corp.
4.570% due 06/15/2013	100	86

Ras Laffan Liquefied Natural Gas Co. Ltd.
3.437% due 09/15/2009	8	7

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	4,200	3,469

Sierra Pacific Power Co.
6.000% due 05/15/2016	200	188

Southern California Edison Co.
5.000% due 01/15/2014	200	210
5.500% due 08/15/2018	12,000	12,436
5.950% due 02/01/2038	5,900	5,874
6.050% due 03/15/2039	7,000	7,017

Sprint Capital Corp.
6.375% due 05/01/2009	2,000	2,000
8.375% due 03/15/2012	500	453

Telecom Italia Capital S.A.
1.752% due 07/18/2011	2,200	1,904
4.000% due 01/15/2010	200	197
5.250% due 11/15/2013	100	90
5.250% due 10/01/2015	5,000	4,222
6.999% due 06/04/2018	6,000	5,448
7.721% due 06/04/2038	7,500	6,262

Telefonica Emisiones SAU
5.984% due 06/20/2011	100	103
6.221% due 07/03/2017	12,600	12,936
7.045% due 06/20/2036	10,000	10,323

TELUS Corp.
8.000% due 06/01/2011	30	31

Toledo Edison Co.
6.150% due 05/15/2037	200	141

Verizon Communications, Inc.
6.100% due 04/15/2018	25,700	25,510
6.350% due 04/01/2019	18,700	18,512
6.900% due 04/15/2038	1,000	972

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
8.750% due 11/01/2018	$14,300	$16,392
8.950% due 03/01/2039	6,000	6,925

Verizon Global Funding Corp.
7.750% due 12/01/2030	200	205

Verizon New England, Inc.
6.500% due 09/15/2011	200	207

Verizon Wireless Capital LLC
5.550% due 02/01/2014	11,100	11,126

Virginia Electric and Power Co.
5.400% due 01/15/2016	500	507
5.400% due 04/30/2018	1,700	1,705
5.950% due 09/15/2017	300	313
6.000% due 05/15/2037	1,000	963
6.350% due 11/30/2037	4,600	4,641
8.875% due 11/15/2038	18,000	22,106

Vodafone Group PLC
5.625% due 02/27/2017	11,000	10,921
6.150% due 02/27/2037	8,500	8,054
7.750% due 02/15/2010	30	31

		786,844

Total Corporate Bonds & Notes (Cost $3,020,636)		2,907,014

CONVERTIBLE BONDS & NOTES 0.1%

ERP Operating LP
3.850% due 08/15/2026	200	178

Transocean Ltd.
1.625% due 12/15/2037	5,000	4,618

Total Convertible Bonds & Notes (Cost $4,678)		4,796

MUNICIPAL BONDS & NOTES 0.9%

Austin Trust Various States Revenue Bonds, (FSA Insured), Series 2008
8.849% due 10/01/2041	1,050	828

California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038 (b)	16,500	16,477

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2006
5.000% due 09/01/2036	2,400	2,297

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.145% due 06/15/2031	1,900	1,959

Phoenix, Arizona Civic Improvement Corp. Revenue Bonds, Series 2008
5.000% due 07/01/2038	2,300	2,241

San Francisco, California City & County Airports Commission Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 05/01/2032	1,500	1,360

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
8.086% due 02/15/2031	1,300	1,447

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.114% due 02/01/2027	1,000	1,057
8.190% due 10/01/2031	2,300	2,510

Wisconsin State Public Power, Inc. Revenue Bonds, (FSA Insured), Series 2008
5.000% due 07/01/2037	2,600	2,501

Total Municipal Bonds & Notes (Cost $29,653)		32,677

64	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 28.7%

Fannie Mae
5.500% due 12/01/2037 - 04/01/2039	$666,000	$691,287
6.000% due 04/01/2039 - 05/01/2039	350,200	365,104

Freddie Mac
5.500% due 04/01/2039	35,000	36,318

Total U.S. Government Agencies (Cost $1,084,877)		1,092,709

U.S. TREASURY OBLIGATIONS 0.7%

Treasury Inflation Protected Securities (d)
1.750% due 01/15/2028	8,062	7,745
2.375% due 01/15/2025	18,928	19,720

Total U.S. Treasury Obligations (Cost $24,277)		27,465

MORTGAGE-BACKED SECURITIES 0.0%

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	110	71

Bear Stearns Commercial Mortgage Securities
5.405% due 12/11/2040	280	221

Countrywide Alternative Loan Trust
6.000% due 01/25/2037	156	85

Merrill Lynch Mortgage Investors, Inc.
4.981% due 05/25/2033	91	86

Structured Adjustable Rate Mortgage Loan Trust
4.623% due 03/25/2034	93	66

Total Mortgage-Backed Securities (Cost $572)		529

ASSET-BACKED SECURITIES 0.8%

Chase Issuance Trust
2.820% due 09/15/2015	11,500	10,536

Ford Credit Auto Owner Trust
1.976% due 06/15/2012	800	748
2.176% due 05/15/2012	2,000	1,880

MBNA Credit Card Master Note Trust
0.596% due 05/15/2013	500	472

SLM Student Loan Trust
2.659% due 04/25/2023	16,851	16,561

Total Asset-Backed Securities (Cost $31,287)		30,197

SOVEREIGN ISSUES 0.2%

Croatia Government International Bond
2.500% due 07/30/2010	10	10

Korea Development Bank
4.750% due 07/20/2009	300	299

Mexico Government International Bond
5.950% due 03/19/2019	7,900	7,742

South Africa Government International Bond
7.375% due 04/25/2012	90	93

Total Sovereign Issues (Cost $8,289)		8,144

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 1.4%

American International Group, Inc.
4.000% due 09/20/2011	EUR	2,000	1,212
4.375% due 04/26/2016		2,000	864
4.875% due 03/15/2067		1,700	192
8.000% due 05/22/2038		2,000	292

BAT International Finance PLC
3.625% due 06/29/2012		325	430

Bear Stearns Cos. LLC
1.806% due 09/26/2013		500	582

BNP Paribas
7.781% due 06/29/2049		7,000	5,301

Caisse Nationale des Caisses d’Epargne et de Prevoyance
5.250% due 07/30/2049		4,600	1,681

CIT Group, Inc.
4.250% due 09/22/2011		8,000	6,643
5.000% due 05/13/2014		2,000	1,368

Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	2,403	621

Citigroup, Inc.
1.698% due 06/28/2013	EUR	300	273
2.239% due 02/09/2016		1,000	827

Credit Logement S.A.
4.604% due 03/29/2049		300	134

Deutsche Telekom International Finance BV
8.125% due 05/29/2012		100	148

Fortis Bank S.A.
6.500% due 09/29/2049		9,000	4,185

General Electric Capital Corp.
5.500% due 09/15/2067		10,000	5,514
6.500% due 09/15/2067	GBP	500	309

Goldman Sachs Group, Inc.
2.465% due 01/30/2017	EUR	1,100	994

HSBC Capital Funding LP
8.030% due 12/29/2049		100	74

HSBC Holdings PLC
5.375% due 12/20/2012		60	79

Intesa Sanpaolo SpA
8.047% due 06/29/2049		6,200	4,283

JPMorgan Chase & Co.
6.125% due 05/30/2017	GBP	3,550	4,611

Lehman Brothers Holdings, Inc.
1.150% due 10/26/2010 (a)	JPY	800,000	667

Morgan Stanley
2.148% due 11/29/2013	EUR	1,000	969
2.501% due 05/02/2014		2,000	1,896

MUFG Capital Finance 2 Ltd.
4.850% due 07/29/2049		400	282

RBS Capital Trust A
6.467% due 12/29/2049		325	177

Rogers Cable, Inc.
7.250% due 12/15/2011	CAD	50	41

Santander Perpetual S.A. Unipersonal
4.375% due 12/29/2049	EUR	1,000	997

SLM Corp.
1.850% due 12/15/2010		1,500	1,238
2.604% due 04/26/2011		1,279	969

Sumitomo Mitsui Banking Corp.
4.375% due 07/29/2049		350	257

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Telefonica Europe BV
5.125% due 02/14/2013	EUR	325	$446

Wachovia Corp.
2.201% due 08/01/2011		2,400	2,867

Total Foreign Currency-Denominated Issues (Cost $62,987)			51,423

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.4%

American International Group, Inc.
8.500% due 08/01/2011		15,100	82

Bank of America Corp.
7.250% due 12/31/2049		14,700	6,240

Citigroup, Inc.
6.500% due 12/31/2049 (a)		25,000	684

Wells Fargo & Co.
7.500% due 12/31/2049		15,500	7,424

Total Convertible Preferred Stocks (Cost $21,433)			14,430

PREFERRED STOCKS 0.0%

Goldman Sachs Group, Inc.
3.750% due 12/31/2049		4,000	46

SLM Corp.
2.090% due 03/15/2017		21,400	173

Total Preferred Stocks (Cost $341)			219

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.5%

CERTIFICATES OF DEPOSIT 0.1%

Bank of Ireland
0.561% due 02/26/2010		$1,100	1,051

UBS AG
2.158% due 07/01/2010		3,900	3,899

			4,950

REPURCHASE AGREEMENTS 0.8%

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009		30,100	30,100
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% - 2.500% due 03/31/2013 - 01/31/2014 valued at $30,550. Repurchase proceeds are $30,100.)

State Street Bank and Trust Co.
0.080% due 04/01/2009		1,628	1,628
(Dated 03/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 07/02/2009 valued at $1,664. Repurchase proceeds are $1,628.)

			31,728

U.S. TREASURY BILLS 0.6%
0.161% due 04/02/2009 - 06/11/2009 (c)(f)		21,320	21,318

Total Short-Term Instruments (Cost $58,028)			57,996

See Accompanying Notes	Annual Report	March 31, 2009	65

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

VALUE (000S)
PURCHASED OPTIONS (j) 0.1%
(Cost $889)	3,538

Total Investments 129.3% (Cost $5,047,453)	$4,930,072

Written Options (k) (0.2%) (Premiums $5,267)	(6,866)

Other Assets and Liabilities (Net) (29.1%)	(1,109,800)

Net Assets 100.0%	$3,813,406

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-issued security.
(c)	Coupon represents a weighted average rate.
(d)	Principal amount of security is adjusted for inflation.
(e)	The Investment Grade Corporate Bond Fund is investing in shares of affiliated Funds.
(f)	Securities with an aggregate market value of $19,418 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $1,846 at a weighted average interest rate of 2.528%. On March 31, 2009, there were no open reverse repurchase agreements.
(h)	Cash of $6,223 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2011	874	$531
90-Day Euribor September Futures	Long	09/2010	685	164
90-Day Eurodollar December Futures	Long	12/2009	50	289
90-Day Eurodollar December Futures	Long	12/2010	545	240
90-Day Eurodollar June Futures	Long	06/2010	1,599	5,800
U.S. Treasury 2-Year Note June Futures	Long	06/2009	37	59
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	250	15
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2011	350	(44)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	103	120
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	2,027	(51)

				$7,123

(i)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Abbey National PLC	BNP	(1.000%	)	12/20/2018	2.828%	$1,600	$217	$0	$217
Altria Group, Inc.	BNP	(1.300%	)	12/20/2018	1.126%	3,000	(44)	0	(44)
American Electric Power Co., Inc.	BCLY	(0.793%	)	06/20/2019	0.000%	36,000	0	0	0
Bank of America Corp.	GSC	(2.100%	)	03/20/2014	3.953%	8,300	586	0	586
Black & Decker Corp.	BCLY	(2.250%	)	06/20/2014	2.250%	4,000	0	0	0
Block Financial LLC	BOA	(1.550%	)	03/20/2013	1.237%	10,000	(122)	0	(122)
Block Financial LLC	CSFB	(1.110%	)	03/20/2013	1.237%	3,000	12	0	12
Cardinal Health, Inc.	BOA	(0.580%	)	06/20/2013	0.761%	5,000	35	0	35
CenturyTel, Inc.	JPM	(0.355%	)	06/20/2010	0.845%	100	1	0	1
Chesapeake Energy Corp.	CITI	(1.170%	)	12/20/2011	5.826%	200	22	0	22
Citigroup, Inc.	BCLY	(3.100%	)	03/20/2014	6.258%	3,600	413	0	413
Citigroup, Inc.	BNP	(2.830%	)	03/20/2014	6.258%	11,300	1,408	0	1,408
Citigroup, Inc.	GSC	(2.810%	)	03/20/2014	6.258%	15,000	1,880	0	1,880
Dominion Resources, Inc.	BOA	(0.780%	)	06/20/2018	0.670%	5,950	(54)	0	(54)
Ford Motor Co.	DUB	(5.000%	)	06/20/2013	48.833%	1,000	678	175	503
Freeport-McMoRan Corp.	GSC	(0.520%	)	09/20/2011	2.615%	200	10	0	10
GMAC LLC	DUB	(2.500%	)	09/20/2011	20.435%	300	94	0	94
Humana, Inc.	BOA	(1.440%	)	06/20/2018	3.790%	10,000	1,524	0	1,524
JSC Gazprom	JPM	(2.170%	)	08/20/2013	7.273%	2,000	343	0	343
Marsh & McLennan Cos., Inc.	BOA	(0.900%	)	06/20/2019	0.950%	2,000	8	0	8
Merrill Lynch & Co., Inc.	BNP	(2.500%	)	03/20/2014	5.607%	1,600	185	0	185
Merrill Lynch & Co., Inc.	CITI	(2.650%	)	03/20/2014	5.607%	5,000	549	0	549

66	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection(1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	HSBC	(2.650%	)	03/20/2014	5.607%	$3,700	$407	$0	$407
Merrill Lynch & Co., Inc.	RBS	(2.600%	)	03/20/2014	5.607%	5,000	559	0	559
Morgan Stanley	BCLY	(4.000%	)	03/20/2014	3.852%	2,600	(22)	0	(22)
New York Times Co.	CITI	(5.350%	)	12/20/2013	5.750%	3,000	39	0	39
Newell Rubbermaid, Inc.	BOA	(0.660%	)	06/20/2013	2.750%	10,000	782	0	782
Pearson Dollar Finance Two PLC	BCLY	(0.770%	)	06/20/2018	0.714%	2,000	(10)	0	(10)
RR Donnelley & Sons Co.	BOA	(1.850%	)	03/20/2017	6.618%	7,000	1,634	0	1,634
Ryder System, Inc.	CITI	(3.060%	)	03/20/2013	3.295%	3,000	21	0	21
Time Warner, Inc.	JPM	(2.200%	)	06/20/2019	2.170%	5,000	(14)	0	(14)

							$11,141	$175	$10,966

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	JPM	1.100%	09/20/2010	1.121%	$300	$0	$0	$0
American Express Co.	JPM	2.750%	03/20/2014	6.308%	3,000	(386)	0	(386)
American International Group, Inc.	CITI	1.550%	03/20/2013	22.909%	1,000	(435)	0	(435)
American International Group, Inc.	DUB	0.890%	12/20/2012	23.398%	100	(44)	0	(44)
American International Group, Inc.	DUB	0.900%	12/20/2012	23.398%	300	(132)	0	(132)
American International Group, Inc.	JPM	0.350%	06/20/2010	33.149%	50	(15)	0	(15)
American International Group, Inc.	JPM	2.062%	03/20/2013	22.909%	1,000	(425)	0	(425)
Berkshire Hathaway Finance Corp.	DUB	1.230%	12/20/2013	3.772%	5,000	(499)	0	(499)
Brazil Government International Bond	BCLY	2.300%	12/20/2009	1.340%	20,000	272	0	272
Brazil Government International Bond	CSFB	3.350%	12/20/2009	1.340%	25,000	613	0	613
Brazil Government International Bond	DUB	3.050%	12/20/2009	1.340%	15,000	321	0	321
Citigroup, Inc.	MSC	0.280%	09/20/2012	6.711%	700	(125)	0	(125)
Comcast Corp.	BCLY	1.610%	12/20/2013	1.580%	7,000	13	0	13
Dominion Resources, Inc.	CITI	0.670%	06/20/2015	0.685%	100	0	0	0
Ford Motor Credit Co. LLC	DUB	4.700%	09/20/2011	14.992%	300	(59)	0	(59)
Ford Motor Credit Co. LLC	JPM	5.600%	06/20/2010	18.621%	100	(14)	0	(14)
Ford Motor Credit Co. LLC	JPM	2.650%	03/20/2012	14.390%	5,000	(1,294)	0	(1,294)
Freeport-McMoRan Copper & Gold, Inc.	CITI	1.000%	06/20/2012	4.651%	300	(31)	0	(31)
General Electric Capital Corp.	BCLY	0.630%	12/20/2012	7.906%	600	(123)	0	(123)
General Electric Capital Corp.	BCLY	4.450%	12/20/2013	7.440%	4,000	(397)	0	(397)
General Electric Capital Corp.	BNP	4.750%	12/20/2013	7.440%	1,500	(134)	0	(134)
General Electric Capital Corp.	BNP	3.900%	03/20/2014	7.360%	10,000	(1,197)	0	(1,197)
General Electric Capital Corp.	BOA	7.000%	06/20/2013	7.632%	4,800	(62)	0	(62)
General Electric Capital Corp.	CITI	1.310%	03/20/2013	7.751%	1,000	(191)	0	(191)
General Electric Capital Corp.	CITI	6.950%	03/20/2013	7.751%	2,425	(41)	0	(41)
General Electric Capital Corp.	CITI	4.200%	03/20/2014	7.360%	10,000	(1,091)	0	(1,091)
General Electric Capital Corp.	DUB	1.070%	12/20/2012	7.906%	4,000	(771)	0	(771)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	7.440%	2,000	(178)	0	(178)
General Electric Capital Corp.	GSC	5.700%	12/20/2013	7.440%	5,000	(283)	0	(283)
General Electric Capital Corp.	MLP	0.300%	06/20/2010	9.761%	200	(21)	0	(21)
GMAC LLC	CSFB	3.740%	09/20/2009	27.916%	200	(21)	0	(21)
GMAC LLC	DUB	1.500%	09/20/2009	27.916%	500	(58)	0	(58)
GMAC LLC	JPM	1.840%	06/20/2012	19.205%	500	(184)	0	(184)
International Game Technology	CSFB	0.350%	03/20/2010	1.650%	200	(2)	0	(2)
Kinder Morgan Energy Partners LP	BCLY	3.350%	12/20/2013	1.626%	4,000	303	0	303
Kinder Morgan Energy Partners LP	BCLY	4.100%	12/20/2013	1.626%	3,000	326	0	326
Kinder Morgan Energy Partners LP	MLP	4.300%	12/20/2013	1.626%	5,000	586	0	586
Lennar Corp.	MLP	8.000%	06/20/2012	5.758%	100	6	0	6
Liz Claiborne, Inc.	GSC	5.000%	06/20/2012	9.020%	100	(10)	(20)	10
MetLife, Inc.	DUB	2.073%	03/20/2013	8.943%	1,000	(197)	0	(197)
Mexico Government International Bond	DUB	2.300%	12/20/2009	2.497%	12,500	64	0	64
Mexico Government International Bond	DUB	2.400%	12/20/2009	2.497%	8,500	52	0	52
Mexico Government International Bond	DUB	2.950%	12/20/2009	2.497%	4,000	48	0	48
Mexico Government International Bond	JPM	3.030%	12/20/2009	2.497%	9,000	115	0	115
Pacific Gas & Electric Co.	BCLY	3.650%	03/20/2014	2.199%	8,000	524	0	524
Republic of Korea Government Bond	BCLY	3.350%	12/20/2009	3.438%	5,000	3	0	3
Republic of Korea Government Bond	JPM	3.430%	12/20/2009	3.438%	6,000	7	0	7
Republic of Korea Government Bond	JPM	3.800%	12/20/2009	3.438%	5,000	20	0	20
Republic of Korea Government Bond	RBS	3.650%	12/20/2009	3.438%	2,000	6	0	6
Republic of Korea Government Bond	UBS	3.850%	12/20/2009	3.438%	9,000	39	0	39
Rio Tinto Finance USA Ltd.	RBS	5.300%	12/20/2013	7.250%	5,000	(339)	0	(339)
SLM Corp.	BCLY	5.000%	12/20/2013	25.406%	4,000	(1,477)	(690)	(787)
SLM Corp.	BCLY	5.000%	03/20/2014	24.944%	5,000	(1,853)	(525)	(1,328)
SLM Corp.	CITI	5.000%	12/20/2013	25.406%	10,000	(3,694)	(1,050)	(2,644)

See Accompanying Notes	Annual Report	March 31, 2009	67

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SLM Corp.	DUB	5.000%	03/20/2010	42.889%	$3,700	$(983)	$(139)	$(844)
Transocean, Inc.	BCLY	2.900%	12/20/2013	1.583%	3,000	174	0	174
Vale Overseas Ltd.	MSC	0.700%	12/20/2011	2.667%	500	(25)	0	(25)
Williams Cos., Inc.	DUB	3.770%	12/20/2013	2.286%	5,000	318	0	318

						$(12,981)	$(2,424)	$(10,557)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-9 5-Year Index	GSC	(0.600%	)	12/20/2012	$1,366	$96	$96	$0
CDX.IG-11 5-Year Index	DUB	(1.500%	)	12/20/2013	$86,600	3,126	3,145	(19)

						$3,222	$3,241	$(19)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	$900	$(303)	$(152)	$(151)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC	BRL	87,400	$584	$(33)	$617
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		200,000	1,411	0	1,411
Pay	3-Month AUD Bank Bill	6.000%	09/15/2010	UBS	AUD	127,200	2,464	(59)	2,523
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	CSFB		$2,100	58	36	22
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MLP		3,800	106	(15)	121
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		800	22	(3)	25
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY		400	13	(4)	17
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BCLY		164,100	8,182	3,569	4,613
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		400	20	14	6
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	CSFB		5,200	418	413	5
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	61,000	436	512	(76)
Pay	6-Month AUD Bank Bill	6.250%	09/15/2011	CSFB		50,300	1,682	5	1,677
Pay	6-Month AUD Bank Bill	6.250%	09/15/2011	RBC		9,400	314	6	308
Pay	6-Month AUD Bank Bill	7.000%	03/20/2013	CITI		2,800	203	(64)	267
Pay	6-Month AUD Bank Bill	6.000%	06/15/2014	DUB		25,700	1,192	99	1,093
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY	EUR	8,000	507	(85)	592
Receive	6-Month EUR-LIBOR	5.000%	06/17/2012	CITI		200	(23)	(23)	0
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	GSC		5,700	478	(94)	572
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	JPM		44,000	3,686	265	3,421
Receive	6-Month EUR-LIBOR	5.000%	09/17/2018	BCLY		2,700	(492)	0	(492)
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	HSBC		8,300	834	428	406
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS	GBP	300	19	(10)	29
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	BCLY		49,000	6,482	(105)	6,587
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC		45,300	5,992	573	5,419
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	HSBC		400	9	(4)	13
Receive	6-Month GBP-LIBOR	5.500%	12/15/2036	GSC		500	(207)	(66)	(141)
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC	MXN	5,800	13	9	4
Pay	28-Day MXN TIIE	8.660%	01/31/2019	BCLY		243,800	1,022	200	822
Pay	28-Day MXN TIIE	8.660%	01/31/2019	JPM		19,100	80	17	63

							$35,505	$5,581	$29,924

68	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

(j)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	08/28/2009	$7,300	$73	$490
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.000%	08/28/2009	5,700	53	382
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.000%	08/28/2009	3,400	34	228
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	7,200	74	447
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.500%	08/03/2009	8,000	83	309
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	08/28/2009	12,000	123	805
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	7,400	78	459

							$518	$3,120

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC EUR versus USD		$1.375	05/21/2010	EUR	200	$10	$16
Put - OTC EUR versus USD		1.375	05/21/2010		200	10	25
Call - OTC EUR versus USD		1.372	06/03/2010		100	5	8
Put - OTC EUR versus USD		1.372	06/03/2010		100	5	12
Call - OTC USD versus JPY	JPY	106.000	03/31/2010		$18,300	341	357

						$371	$418

(k)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$126.000	05/22/2009	216	$158	$148
Call - CBOT U.S. Treasury 10-Year Note June Futures	128.000	05/22/2009	107	24	26
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	323	367	69
Put - CME 90-Day Eurodollar September Futures	98.500	09/14/2009	18	6	4

				$555	$247

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009	EUR	12,900	$140	$212
Put - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		12,900	136	1
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		$46,000	377	74
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	5.320%	08/28/2009		2,500	67	417
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		19,000	98	1
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		19,000	99	1
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		12,000	110	19
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		6,000	56	10
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		12,000	61	1
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		12,000	62	1
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		100,400	429	162
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.320%	08/28/2009		1,800	48	300
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009		45,000	945	2,616
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	5.320%	08/28/2009		1,100	30	183
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	5.150%	09/08/2009		2,400	72	373
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		21,000	19	1
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		21,000	107	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		91,900	844	148
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.300%	08/03/2009		3,500	84	320
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.320%	08/28/2009		3,900	107	650
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.150%	09/08/2009		2,500	73	388

								$3,964	$5,879

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Value
Put - OTC USD versus JPY	JPY	80.000	03/31/2010	$18,300	$325	$291

See Accompanying Notes	Annual Report	March 31, 2009	69

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC Citigroup, Inc.	$3.000	09/19/2009	$689	$331	$448
Put - OTC Fannie Mae 5.500% due 05/01/2039	102.000	04/27/2009	16,000	92	1

				$423	$449

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2008	40	$25,200	EUR	0	$639
Sales	5,842	545,589		25,800	8,136
Closing Buys	(3,960)	(58,800)		0	(2,380)
Expirations	(1,258)	(54,000)		0	(1,128)
Exercised	0	0		0	0

Balance at 03/31/2009	664	$457,989	EUR	25,800	$5,267

(l)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.500%	05/01/2039	$8,800	$8,980	$9,112

(m)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	DUB	14,540	04/2009	$0	$(850)	$(850)
Buy		UBS	4,231	05/2009	0	(29)	(29)
Buy	BRL	HSBC	1,140	06/2009	9	0	9
Buy		RBC	1,931	06/2009	0	(195)	(195)
Sell		UBS	3,290	06/2009	0	(3)	(3)
Sell	CLP	CITI	27,495	05/2009	1	0	1
Buy		HSBC	27,495	05/2009	5	0	5
Buy		CITI	27,495	11/2009	0	(1)	(1)
Buy	CNY	BCLY	1,473	05/2009	3	0	3
Sell		HSBC	1,473	05/2009	0	(3)	(3)
Buy		BCLY	3,437	07/2009	0	(29)	(29)
Sell		BCLY	37,702	07/2009	0	(106)	(106)
Buy		DUB	8,959	07/2009	0	(76)	(76)
Buy		HSBC	9,794	07/2009	0	(66)	(66)
Buy		JPM	15,512	07/2009	0	(126)	(126)
Buy		CITI	689	09/2009	1	0	1
Sell		DUB	689	09/2009	0	(3)	(3)
Sell	EUR	BCLY	1,429	04/2009	0	(17)	(17)
Sell		BNP	442	04/2009	18	0	18
Sell		GSC	3,422	04/2009	0	(147)	(147)
Sell		HSBC	41,232	04/2009	0	(2,711)	(2,711)
Sell		RBS	3,808	04/2009	0	(10)	(10)
Buy	GBP	BCLY	490	04/2009	7	0	7
Sell		BCLY	392	04/2009	8	0	8
Sell		DUB	4,874	04/2009	68	(16)	52
Sell		GSC	2,895	04/2009	0	(115)	(115)
Sell		HSBC	177	04/2009	3	0	3
Sell		JPM	259	04/2009	6	0	6
Buy		MSC	259	04/2009	0	(3)	(3)
Sell		MSC	7,690	04/2009	90	0	90
Buy		RBS	392	04/2009	0	(8)	(8)
Sell		RBS	980	04/2009	0	(5)	(5)
Sell		UBS	322	04/2009	13	0	13
Buy	INR	BCLY	4,368	04/2009	0	(2)	(2)
Buy		BOA	3,049	04/2009	0	0	0
Sell		BOA	15,938	04/2009	8	0	8
Buy		CITI	2,500	04/2009	0	(1)	(1)
Buy		DUB	2,520	04/2009	0	0	0
Buy		HSBC	3,501	04/2009	0	(1)	(1)
Buy	JPY	BNP	276,892	05/2009	0	(48)	(48)
Buy		MSC	276,891	06/2009	0	(44)	(44)
Sell	MXN	BCLY	3,257	05/2009	0	(6)	(6)

70	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2009

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	CITI	3,257	05/2009	$3	$(8)	$(5)
Sell		CITI	2,881	11/2009	0	(3)	(3)
Buy	MYR	BCLY	420	04/2009	0	(5)	(5)
Sell		BCLY	2,258	04/2009	3	0	3
Buy		BOA	350	04/2009	0	(4)	(4)
Buy		CITI	703	04/2009	0	(7)	(7)
Buy		HSBC	784	04/2009	0	(5)	(5)
Buy		BCLY	2,903	08/2009	0	(23)	(23)
Sell		HSBC	2,903	08/2009	1	0	1
Buy	PHP	BCLY	603	05/2009	0	0	0
Buy		CITI	14,507	05/2009	1	(2)	(1)
Sell		DUB	19,474	05/2009	6	0	6
Buy		JPM	4,365	05/2009	0	0	0
Buy		CITI	38,693	08/2009	0	(11)	(11)
Sell		DUB	38,693	08/2009	9	0	9
Sell	PLN	BCLY	2,679	05/2009	110	0	110
Buy		DUB	2,167	05/2009	0	(143)	(143)
Buy		HSBC	1,463	05/2009	0	(226)	(226)
Sell		HSBC	475	05/2009	19	0	19
Sell		JPM	476	05/2009	19	0	19
Buy	RUB	BCLY	23,130	05/2009	0	(16)	(16)
Buy		HSBC	8,062	05/2009	0	(96)	(96)
Sell		HSBC	33,306	05/2009	83	0	83
Buy		JPM	8,301	05/2009	0	(65)	(65)
Sell		JPM	6,187	05/2009	6	0	6
Buy	SGD	CITI	277	04/2009	0	(8)	(8)
Buy		DUB	177	04/2009	0	(4)	(4)
Sell		DUB	2,092	04/2009	19	0	19
Buy		HSBC	73	04/2009	0	(2)	(2)
Buy		RBS	1,476	04/2009	0	(31)	(31)
Buy		UBS	89	04/2009	0	(2)	(2)
Buy		CITI	250	07/2009	0	(6)	(6)
Sell		DUB	568	07/2009	6	0	6
Buy		HSBC	101	07/2009	0	(3)	(3)
Buy		JPM	218	07/2009	0	(2)	(2)
Buy	TWD	CITI	574	05/2009	0	0	0
Buy	ZAR	BCLY	153	05/2009	2	0	2
Sell		BCLY	153	05/2009	0	0	0
Buy		BCLY	153	11/2009	0	0	0

					$527	$(5,293)	$(4,766)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$712,562	$4,217,510	$0	$4,930,072
Short Sales, at value	0	(9,112)	0	(9,112)
Other Financial Instruments ++	7,123	18,531	0	25,654

Total	$719,685	$4,226,929	$0	$4,946,614

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$192	$(200)	$4	$0	$4	$0	$0
Other Financial Instruments ++	178	0	0	0	(178)	0	0

Total	$370	$(200)	$4	$0	$(174)	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	71

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Class P shares (the “Institutional Classes”) of six funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds have adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedules of Investments for each respective fund.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedules of Investments and disclosures within Footnote 4(d), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment advisor, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information,

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bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the Convertible Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the Convertible Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  FASB Statement of Financial Accounting Standards No. 95, Statement of Cash Flows (“FAS 95”), requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided. FASB Statement of Financial Accounting Standards No. 102, Statement of Cash Flows—Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale, (“FAS 102”) exempts investment companies meeting certain conditions from the requirements of FAS 95. One of the conditions to be met under FAS 102 is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

(h) New Accounting Pronouncements  In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FAS 133. FAS 161 amends and expands the qualitative and quantitative disclosure requirements of FAS 133 for derivative and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

On April 9, 2009, the FASB issued Staff Position No. FAS 157-4 (the “FSP”) to provide additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for an asset or liability have significantly decreased. This FSP also includes requirements to disclose the inputs and valuation technique(s) used to measure fair value and guidance on identifying circumstances that indicate when a transaction is not considered orderly. The FSP is effective for fiscal years and interim periods ending after June 15, 2009.

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Notes to Financial Statements  (Cont.)

Management is currently evaluating the impact the adoption of FAS 161 and the FSP will have on the Funds’ financial statement disclosures.

3.  CASH, SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations. At the period ended March 31, 2009, the High Yield Fund had $1,058,869 in unfunded loan commitments outstanding.

(c) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued

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interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statements of Assets and Liabilities.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2009 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(j) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

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Notes to Financial Statements  (Cont.)

4.  FINANCIAL DERIVATIVE INSTRUMENTS

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash segregated on the Statements of Assets and Liabilities or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and

Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss or cost basis of the security.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event.

76	PIMCO Funds	Credit Bond Funds

March 31, 2009

As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2009 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors,

Annual Report	March 31, 2009	77

Notes to Financial Statements  (Cont.)

under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments.

PIMCO, as the investment advisor, minimizes credit risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net changes in realized gain (loss) on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

78	PIMCO Funds	Credit Bond Funds

March 31, 2009

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the following table.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class		Administrative Class		A, B and C Classes	Class D	Class P		Class R
Convertible Fund	0.40%	0.25%		0.25%		N/A	N/A	N/A		N/A
Diversified Income Fund	0.45%	0.30%		0.30%		0.45%	0.45%	0.40%		N/A
Floating Income Fund	0.30%	0.25%		0.25%		0.40%	0.40%	0.35%		N/A
High Yield Fund	0.25%	0.30%	(1)	0.30%	(1)	0.40%	0.40%	0.40%	(2)	0.40%
Investment Grade Corporate Bond Fund	0.25%	0.25%		0.25%		0.40%	0.40%	0.35%		N/A
Long-Term Credit Fund	0.30%	0.25%		N/A		N/A	N/A	N/A		N/A

(1)	Effective October 1, 2008, the Fund’s Supervisory and Administrative Fee was increased by 0.05% to 0.30% per annum.
(2)	Effective October 1, 2008, the Fund’s Supervisory and Administrative Fee was increased by 0.05% to 0.40% per annum.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2009.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All other Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2009, AGID received $14,242,595 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Prior to July 31, 2007, Redemption Fees were charged on shares redeemed or exchanged within 7 days, 30 days, or 60 days (depending on the length of the applicable Fund’s holding period) after their acquisition, including shares acquired through exchanges. Effective July 31, 2007, the holding periods for certain Funds were reduced to 7 days or 30 days, or were no longer subject to a Redemption Fee. Effective May 1, 2009, the Funds will no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Annual Report	March 31, 2009	79

Notes to Financial Statements  (Cont.)

PIMCO has agreed to waive a portion of the Long-Term Credit Fund’s supervisory and administrative fee until July 31, 2010, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class P	Class R
Long-Term Credit Fund	0.55%	—	—	—	—	—	—

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. Organizational expenses will be recorded during the year ended March 31, 2010.

Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Prior to August 11, 2008, these expenses were allocated on a pro-rata basis to each Fund of the Trust (excluding the All Asset, All Asset All Authority, RealRetirementTM 2010, RealRetirementTM 2020, RealRetirementTM 2030, RealRetirementTM 2040, and RealRetirementTM 2050 Funds which do not bear such expenses) according to its respective net assets. Effective August 11, 2008, the All Asset Fund, All Asset All Authority Fund and PAPS Short-Term Floating NAV Portfolio do not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS No. 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 6.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2009, the Fund below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Convertible Fund	$3,976	$27,922
Diversified Income Fund	87,390	40,121
Floating Income Fund	92,435	162,502
High Yield Fund	174,374	3,166
Investment Grade Corporate Bond Fund	308,711	0

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2009 (amounts in thousands):

Fund Name	Market Value 03/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 03/31/2009	Dividend Income	Net Capital and Realized Gain
Convertible Fund	$0	$374,075	$202,400	$27	$171,728	$175	$25
Diversified Income Fund	0	53,013	31,300	5	21,718	13	1
Floating Income Fund	0	56,612	26,400	5	30,219	12	3
High Yield Fund	0	655,086	282,200	56	372,972	186	30
Investment Grade Corporate Bond Fund	0	1,053,274	355,300	79	698,085	274	32

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

80	PIMCO Funds	Credit Bond Funds

March 31, 2009

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
Convertible Fund	$6,534	$4,731	$1,425,484	$572,868
Diversified Income Fund	4,992,617	4,921,400	711,609	711,830
Floating Income Fund	1,635,122	1,830,741	710,389	1,377,243
High Yield Fund	19,910,332	20,244,268	5,604,030	3,519,969
Investment Grade Corporate Bond Fund	5,919,695	4,817,039	4,372,928	583,871
Long-Term Credit Fund	0	0	0	0

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Convertible Fund				Diversified Income Fund				Floating Income Fund
	Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	137,897	$1,263,865	38,851	$555,772	43,610	$408,107	67,310	$740,535	95,518	$762,157	193,515	$1,964,011
Administrative Class	4,485	58,408	0	0	146	1,395	102	1,115	1	6	767	7,615
Class P	0	0	0	0	1	10	0	0	1	10	0	0
Other Classes	0	0	0	0	7,902	74,746	7,651	83,487	6,594	56,492	23,294	241,875

Issued as reinvestment of distributions
Institutional Class	863	9,418	456	6,392	16,804	152,057	12,745	138,253	5,528	46,345	27,572	276,849
Administrative Class	31	404	0	0	45	406	29	314	0	0	19	200
Class P	0	0	0	0	0	1	0	0	0	0	0	0
Other Classes	0	0	0	0	1,377	12,496	1,136	12,316	748	6,156	2,639	26,606

Cost of shares redeemed
Institutional Class	(44,606)	(367,684)	(18,109)	(247,083)	(52,148)	(486,533)	(76,371)	(825,142)	(180,819)	(1,607,486)	(486,273)	(4,832,466)
Administrative Class	(4,166)	(47,274)	0	0	(158)	(1,366)	(119)	(1,299)	(1)	(6)	(1,804)	(18,379)
Class P	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	(14,630)	(135,695)	(11,793)	(127,773)	(18,906)	(156,081)	(56,391)	(562,729)
Net increase (decrease) resulting from Fund share transactions	94,504	$917,137	21,198	$315,081	2,949	$25,624	690	$21,806	(91,336)	$(892,407)	(296,662)	$(2,896,418)

	High Yield Fund				Investment Grade Corporate Bond Fund				Long-Term Credit Fund
	Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008		Period from 03/31/2009 to 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	398,481	$2,912,191	209,534	$2,000,761	397,666	$3,939,312	1,382	$14,352	1,312	$13,120
Administrative Class	46,218	356,792	39,124	376,142	615	5,953	42	440	0	0
Class P	4,675	30,930	0	0	1	10	0	0	0	0
Other Classes	133,732	985,204	49,067	470,486	76,015	747,594	2,347	24,314	0	0

Issued as reinvestment of distributions
Institutional Class	35,907	270,863	26,205	251,181	7,859	76,455	182	1,879	0	0
Administrative Class	8,062	61,346	6,179	59,244	7	71	2	17	0	0
Class P	4	23	0	0	0	0	0	0	0	0
Other Classes	13,317	100,546	10,260	98,432	656	6,407	136	1,411	0	0

Cost of shares redeemed
Institutional Class	(239,347)	(1,765,281)	(226,714)	(2,174,343)	(87,402)	(869,520)	(452)	(4,655)	0	0
Administrative Class	(53,058)	(395,348)	(43,325)	(417,966)	(41)	(400)	(13)	(128)	0	0
Class P	(63)	(389)	0	0	0	0	0	0	0	0
Other Classes	(108,850)	(819,328)	(86,969)	(833,582)	(9,884)	(95,925)	(1,375)	(14,154)	0	0
Net increase (decrease) resulting from Fund share transactions	239,078	$1,737,549	(16,639)	$(169,645)	385,492	$3,809,957	2,251	$23,476	1,312	$13,120

Annual Report	March 31, 2009	81

Notes to Financial Statements  (Cont.)

11.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Pacific Investment Management Company LLC (“PIMCO”), a subsidiary of Allianz Global Investors of America L.P., and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. PIMCO has appealed the class certification. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. The plaintiff has filed a notice of appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”), management has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. As of March 31, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

82	PIMCO Funds	Credit Bond Funds

March 31, 2009

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
Convertible Fund	$0	$0	$(157,218)	$0	$(29,633)	$(61,597)
Diversified Income Fund	0	0	(471,074)	(4,105)	(5,381)	(81,951)
Floating Income Fund	0	0	(143,267)	(3,685)	(308,218)	(67,415)
High Yield Fund	0	0	(1,783,274)	(9,492)	(247,976)	(534,587)
Investment Grade Corporate Bond Fund	812	3,437	(92,622)	(2,494)	0	(3,039)
Long-Term U.S. Credit Fund	0	0	0	0	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2008 through March 31, 2009 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2009, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2010	2011	2012	2013	2014	2015	2016	2017
Convertible Fund	$0	$3,286	$0	$0	$1,100	$0	$0	$25,247
Diversified Income Fund	0	0	0	0	0	0	0	5,381
Floating Income Fund	0	0	0	0	0	0	2,334	305,884
High Yield Fund	50,806	0	0	0	0	0	0	197,170

As of March 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
Convertible Fund	$1,168,010	$30,280	$(174,856)	$(144,576)
Diversified Income Fund	2,660,121	27,082	(421,678)	(394,596)
Floating Income Fund	888,894	10,170	(133,655)	(123,485)
High Yield Fund	8,404,407	178,197	(1,870,708)	(1,692,511)
Investment Grade Corporate Bond Fund	5,050,350	68,033	(188,311)	(120,278)
Long-Term U.S. Credit Fund	0	0	0	0

(5)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, treasury inflation-protected securities deflationary adjustments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

Annual Report	March 31, 2009	83

Notes to Financial Statements  (Cont.)

For the fiscal years ended March 31, 2009 and March 31, 2008, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2009			March 31, 2008
	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)
Convertible Fund	$9,713	$0	$0	$6,403	$0	$0
Diversified Income Fund	165,260	16,603	0	167,581	919	0
Floating Income Fund	0	0	56,861	308,830	1,493	5,368
High Yield Fund	503,087	0	35,091	512,002	0	0
Investment Grade Corporate Bond Fund	78,682	9,457	0	4,283	0	0
Long-Term U.S. Credit Fund	0	0	0	N/A	N/A	N/A

(6)	Includes short-term capital gains, if any, distributed.
(7)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

84	PIMCO Funds	Credit Bond Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional, Administrative and Class P Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional, Administrative and Class P shares present fairly, in all material respects, the financial position of the Convertible Fund, Diversified Income Fund, Floating Income Fund, High Yield Fund, Investment Grade Corporate Bond Fund, and Long-Term Credit Fund, six of the seventy-five funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional, Administrative and Class P shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 22, 2009

Annual Report	March 31, 2009	85

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	KCBT	Kansas City Board of Trade
CBOE	Chicago Board Options Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOT	Chicago Board of Trade	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJAIGCI	Dow Jones-AIG Commodity Index	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DWRTT	Dow Jones Wilshire REIT Total Return Index	SPGCCNTR	S&P GSCITR Corn Index
CDX.XO	Credit Derivatives Index - Crossover	EAFE	Europe, Australasia, and Far East Stock Index	TUCPI	Turkey Consumer Price Index
CMBX	Commercial Mortgage-Backed Index	eRAFI	enhanced Research Affiliates Fundamental Index	UKRPI	United Kingdom Retail Price Index
CPI	Consumer Price Index	eRAFI EM	eRAFI Emerging Markets	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CR	Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST	State
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FHA	Federal Housing Administration	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance

Other Abbreviations:
ABS	Asset-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	JIBOR	Johannesburg Interbank Offered Rate	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	SIFMA	Securities Industry and Financial Markets Association
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate
HIBOR	Hong Kong Interbank Offered Rate

86	PIMCO Funds	Credit Bond Funds

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust's fiscal year end (March 31, 2009) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of each Fund's fiscal 2009 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2009 are designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2009 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2009 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Convertible Fund	100.00%	54.82%	$12,449	$0
Diversified Income Fund	0.00%	0.00%	71,708	12,271
Floating Income Fund	0.23%	0.23%	32,495	0
High Yield Fund	1.69%	0.97%	430,178	0
Investment Grade Corporate Bond Fund	0.73%	0.12%	63,635	0
Long-Term U.S. Credit Fund	0.00%	0.00%	0	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2010, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2009.

Annual Report	March 31, 2009	87

Management of the Trust

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office ** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	107	Chairman and Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Richard M. Weil* (46) Trustee	02/2009 to Present	Managing Director and member of Executive Committee, PIMCO	107	Trustee, PIMCO Variable Insurance Trust and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

Vern O. Curtis (74) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

J. Michael Hagan (69) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (71) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

* Mr. Harris and Mr. Weil are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

88	PIMCO Funds	Inflation-Protected Funds

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust***	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (49) President	04/2009 to Present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (50) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	02/1993 to Present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King, Jr. (46) Vice President— Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (38) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (39) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (51) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (32) Assistant Secretary	10/2007 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Erik C. Brown (41) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Fo’rmerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	March 31, 2009	89

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

90	PIMCO Funds	Inflation-Protected Funds

Approval of Investment Advisory Contract and Supervision and Administration Agreement	(Unaudited)

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees (the “Independent Trustees”), approved the Investment Advisory Contract and Supervision and Administration Agreement with Pacific Investment Management Company LLC (“PIMCO”), on behalf of PIMCO Global Advantage Strategy Bond Fund on May 19, 2008, PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Global Multi-Asset Fund on August 12, 2008, PIMCO Unconstrained Tax Managed Bond Fund and PIMCO Government Money Market Fund on November 4, 2008, and PIMCO Long-Term Credit Fund on February 23, 2009, each a new series of the Trust (each a “Fund” and, together, the “Funds”). On August 12, 2008, the Board also approved on behalf of EM Fundamental IndexPLUS TR Strategy Fund the Sub-Advisory Agreement (together, with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) with Research Affiliates, LLC (“RALLC”).

The Agreements are currently in effect with respect to other series of the Trust. The Trust’s Supervision and Administration Agreement, which the Board approved in August 2008, replaced the Trust’s Administration Agreement. With respect to Global Advantage Strategy Bond Fund, all references in this disclosure to the “Supervision and Administration Agreement” or to “supervisory and administrative fees” are deemed to be references to the prior Administration Agreement and administrative fees.

The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

In considering whether to approve the Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to investment advisory fees and expense ratios of funds with investment objectives and policies similar to those of the Funds. The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and supervisory and administrative services to the Funds.

B.	Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to other series of the Trust under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit each Fund and its shareholders.

Annual Report	March 31, 2009	91

Approval of Investment Advisory Contract and Supervision and Administration Agreement (Cont.)	(Unaudited)

3.	Investment Performance

As the Funds were new series at the time of the Board meeting, certain information such as fund performance, was not available with respect to the Funds.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for each Fund, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to potential investors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds.

The Board compared the Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the Funds’ total expenses to be reasonable.

With respect to PIMCO Government Money Market Fund and PIMCO Long-Term Credit Fund, the Board also reviewed data comparing the Funds’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. The Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to those Funds, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. At the time the Board considered the Agreements for the Funds (other than PIMCO Government Money Market Fund and PIMCO Long-Term Credit Fund), PIMCO did not manage any separate accounts with a similar investment strategies to these Funds; therefore, the Board did not consider the fees charged by PIMCO to comparable separate accounts.

The Board also considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified supervisory and administrative fee creates fund fees that are fixed, rather than variable, and that the unified fee was viewed by many in the industry as a positive attribute for other series of the Trust. The Board concluded that each Fund’s proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund fees that would be beneficial to each Fund and its shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each Class of each Fund by waiving a portion of its supervisory and administrative fee or reimbursing a Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a Class of a Fund exceeds 0.49 basis points in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, and, for EM Fundamental IndexPLUS TR Strategy Fund, the sub-advisory fee to be paid by PIMCO to RALLC, as well as the estimated total expenses of each Fund, are reasonable and approval of the Agreements would likely benefit each Fund and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the Funds were new series at the time of the Board meeting, information regarding PIMCO’s costs and the profitability of PIMCO’s relationship with each Fund was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in the expense ratio due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the supervisory and administrative fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio).

The Board concluded that each Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each Fund, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: sales charges and distribution fees received and retained by the Funds’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the various series of the Trust, including the Funds. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to each Fund and its shareholders, for which they may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant each Fund’s Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

92	PIMCO Funds	Bond Funds

(Unaudited)

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each Fund, and, for EM Fundamental IndexPLUS TR Strategy Fund, the sub-advisory fee to be paid by PIMCO to RALLC, and that the approval of the Agreements was in the best interests of each Fund and its shareholders.

Annual Report	March 31, 2009	93

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

15-24550-05

Annual Report March 31, 2009

RealRetirement™Funds	RealRetirementTM 2010 Fund RealRetirementTM 2020 Fund RealRetirementTM 2030 Fund RealRetirementTM 2040 Fund RealRetirementTM 2050 Fund

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com (for Institutional Class and Administrative Class Shares), on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com (for Class A, C, D, and R Shares) and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

The serial instability in the financial markets poses consequential and fundamental challenges for investors. The PIMCO mindset—what some might call constructive investment paranoia—is a critical and constant resource and thought discipline in helping us address this difficult market environment for all our clients. This mindset compels us to continuously improve our design of well-engineered investment solutions and strategies, our business model, and our client service. Now, our most important responsibility is to navigate the unexpectedly rough journey to a “new normal,” while remaining focused on how best to protect and preserve investments during these notably challenging times.

Highlights of the financial markets during the twelve-month reporting period include:

■

Central Banks around the globe responded to the deepening global financial crisis by reducing their key-lending rates and adding substantial liquidity to shore up money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 1.50%, with a further reduction to 1.00% outside of the reporting period; the Bank of England reduced its key-lending rate to 0.50%; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally underperformed U.S. Treasuries as the significant systemic deleveraging of financial balance sheets led to a “flight-to-quality” by investors, driving short-term U.S. Treasury yields towards zero, and at times below zero. In March 2009, however, the potential for significant new issuance of U.S. Treasuries to support the U.S. Government’s fiscal stimulus and bank bail-out plans created anxiety about prices of U.S. Treasuries. This was especially true on the long-end of the yield curve, causing yields to increase. The yield on the ten-year U.S. Treasury decreased 0.75% to end the period at 2.66%. The Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), a widely used index comprised of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 3.13% for the period.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasuries despite significant spread volatility in response to the ongoing credit and liquidity crisis. The Federal Reserve’s Agency MBS Purchase Program helped cause spreads to tighten towards the end of the reporting period, mitigating somewhat the poor performance from earlier in the fiscal year. Non-Agency mortgages (not backed by a U.S. Government guarantee) lagged U.S. Treasuries as concerns over liquidity and deteriorating collateral value drove this sector to underperform. Consumer asset-backed securities (“ABS”), such as credit card, student loan and auto loan ABS, substantially underperformed like-duration U.S. Treasuries as unprecedented liquidity and default pressures forced the repricing of many of these securities downward, particularly in the latter part of the period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 2.04%, as represented by the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index), amid the same global deleveraging event that has impacted almost all asset classes. U.S. TIPS lagged their nominal U.S. Treasury counterparts as inflation pressures eased, and investors generally preferred the better liquidity of nominal U.S. Treasuries. Commodities, as measured by the Dow Jones-AIG Commodity Index Total Return, declined 44.99% for the period. Expectations for considerably lower global commodity demand than previously embedded into prices due to the rapid economic slowdown, led to the downward repricing of most commodity markets.

2	PIMCO Funds	RealRetirement™ Funds

■

Across the industry spectrum, corporate bonds dramatically underperformed like-duration U.S. Treasuries. Credit risk premiums rose significantly, reaching record high levels in both the investment-grade and high-yield markets, as strong concerns surrounding forecasts of rapidly decreasing corporate revenues, substantially increased bond default rates, and likely lower recovery values pressured overall sector bond valuations. Financial and banking issuers lagged like-duration U.S. Treasuries by a wide margin. Amid the flight-to-quality and revisions in business prospects downward, securities positioned on the lower-end of the capital structure and quality tiers came under the most pressure. Bank issuers benefited from an aggressive government policy response intended to revitalize lending. However, government action was unable to prevent spreads on bank bonds from widening further during the period.

■

Municipal bonds underperformed U.S. Treasuries as investors also reduced risk due to the financial crisis. The municipal market became extremely dislocated as a result of several factors, including municipal bond insurer downgrades, major broker/dealers either leaving the municipal bond market or reducing their own risk, the disappearance of longer-duration municipal investors, and an overall exodus from risk sectors. In the first quarter of 2009, however, the municipal bond sector experienced a rebound in performance as investors took advantage of attractive yields. The Barclays Capital Municipal Bond Index (formerly named the Lehman Brothers Municipal Bond Index) returned 2.27% for the period.

■

Emerging market (“EM”) bonds lagged U.S. Treasuries amid heightened risk aversion and a move by the market to prefer U.S. dollar-based securities. Most local currency-denominated EM bonds posted losses in U.S. dollar terms.

■

Equities worldwide experienced significantly elevated volatility and generally trended down over the reporting period. U.S. equities, as measured by the S&P 500 Index, declined 38.09%. International equities, as measured by the MCSI World Net Dividend Index (in USD) declined 42.58% over the one-year period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently and intensely to stay on the forefront of risk in this demanding investment environment. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

May 15, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2009	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, underlying fund risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, European specific risk, Far Eastern (excluding Japan) specific risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, and subsidiary risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. Class A Shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”), which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without a front-end sales charge at the time of purchase. The Cumulative Returns Chart reflects only Institutional Class, Class A, Class C, Class D, and Class R performance. Each share class performance is net of fees and expenses—the Administrative Class total expenses are 0.25% higher than the total expenses of the Institutional Share Class of the respective Fund. The Cumulative Return chart assumes the initial investment of $10,000 was made at the beginning of the first full month following the class’s inception. The chart and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

For periods prior to the inception date of the Administrative Class, Class A, Class C, Class D and Class R Shares, performance information shown is based on the performance of the Fund’s Institutional Class Shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Administrative Class, Class A, Class C, Class D and Class R Shares. The Institutional Class, Class A and Class D Shares of the RealRetirement™ 2010 Fund, RealRetirement™ 2020 Fund, RealRetirement™ 2030 Fund, RealRetirement™ 2040 Fund and RealRetirement™ 2050 Fund (together, the “RealRetirement™ Funds”) were first offered in March 2008. The Administrative Class Shares of the RealRetirement™ Funds were first offered in June 2008. The Class C and Class R Shares of the RealRetirement™ Funds were first offered in July 2008. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

4	PIMCO Funds	RealRetirement™ Funds

Important Information About the Funds  (Cont.)

The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the Fund’s name does not necessarily represent the specific year you expect to need your assets. It is intended only as a general guide.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of October 1, 2008 to March 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2009	5

PIMCO RealRetirement™ 2010 Fund

Institutional Class	PRIEX
Administrative Class	PRNAX
Class A	PTNAX
Class C	PTNCX
Class D	PTNDX
Class R	PTNRX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional, Administrative or Class P Shares is $5,000,000.

PIMCO Funds Allocation‡

Total Return Fund	25.3%
Short-Term Instruments	20.5%
Real Return Fund	18.9%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11.7%
StocksPLUS® Fund	5.8%
RealEstateRealReturn Strategy Fund	5.8%
Other	12.0%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirementTM 2010 Fund Institutional Class	-17.26%	-17.26%
PIMCO RealRetirementTM 2010 Fund Administrative Class	-17.56%	-17.56%
PIMCO RealRetirementTM 2010 Fund Class A	-17.78%	-17.78%
PIMCO RealRetirementTM 2010 Fund Class A (adjusted)	-22.29%	-22.29%
PIMCO RealRetirementTM 2010 Fund Class C (adjusted)	-19.06%	-19.06%
PIMCO RealRetirementTM 2010 Fund Class D	-17.82%	-17.82%
PIMCO RealRetirementTM 2010 Fund Class R	-18.04%	-18.04%
Dow Jones Real ReturnSM 2010 Index	-12.00%	-12.00%
Lipper Mixed-Asset Target 2010 Funds Average	-24.62%	-24.62%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.30% for Class A shares, 3.05% for Class C shares, 2.30% for Class D shares, 2.55% for Class R shares, 1.70% for Institutional Class shares and 1.95% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 07/31/08, as supplemented to date.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$870.34	$868.21	$867.09	$863.93	$867.01	$865.55
Expenses Paid During Period†	$1.40	$2.56	$4.24	$7.81	$4.42	$5.86

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,023.44	$1,022.19	$1,020.39	$1,016.55	$1,020.19	$1,018.65
Expenses Paid During Period†	$1.51	$2.77	$4.58	$8.45	$4.78	$6.34

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.30% for Institutional Class, 0.55% for Administrative Class, 0.91% for Class A, 1.68% for Class C, 0.95% for Class D and 1.26% for Class R), multiplied by the average account value over the period, multiplied by 182/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.30% for Institutional Class, 0.55% for Administrative Class, 0.91% for Class A, 1.68% for Class C, 0.95% for Class D and 1.26% for Class R reflects net annualized expenses after application of an expense waiver of 2.15%, 2.76%, 3.75%, 5.75%, 4.53% and 8.60% for Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»	The PIMCO RealRetirement™ 2010 Fund seeks maximum real return, consistent with preservation of real capital during the accumulation years and current income during the retirement years.

»	The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced negative total returns, as most asset classes in the target allocation declined over the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as returns for both Funds were negative over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as the PIMCO Total Return Fund posted positive returns over the period.

»

A target allocation to real assets including commodities and Real Estate Investment Trusts (“REITs”), through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as returns over the period for both Funds were negative.

»

Tail-hedging strategies, primarily through put options on the S&P 500 Index during the fourth quarter of 2008, benefited performance as these securities gained in value as the S&P 500 Index declined over that period.

»

The Fund outperformed the target allocation, which is based on a “glide path” developed by PIMCO, and underperformed the Dow Jones Real Return 2010 Index during the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

6	PIMCO Funds	RealRetirement™ Funds

PIMCO RealRetirement™ 2020 Fund

Institutional Class	PRWIX
Administrative Class	PFNAX
Class A	PTYAX
Class C	PTYCX
Class D	PTYDX
Class R	PTYRX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional, Administrative or Class P Shares is $5,000,000.

PIMCO Funds Allocation‡

Total Return Fund	21.1%
Real Return Fund	15.6%
Short-Term Instruments	14.8%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	14.7%
StocksPLUS® Fund	7.2%
RealEstateRealReturn Strategy Fund	6.4%
CommodityRealReturn Strategy Fund®	6.0%
Small Cap StocksPLUS® TR Fund	5.8%
Other	8.4%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirementTM 2020 Fund Institutional Class	-21.76%	-21.76%
PIMCO RealRetirementTM 2020 Fund Administrative Class	-21.95%	-21.95%
PIMCO RealRetirementTM 2020 Fund Class A	-22.23%	-22.23%
PIMCO RealRetirementTM 2020 Fund Class A (adjusted)	-26.49%	-26.49%
PIMCO RealRetirementTM 2020 Fund Class C (adjusted)	-23.48%	-23.48%
PIMCO RealRetirementTM 2020 Fund Class D	-22.24%	-22.24%
PIMCO RealRetirementTM 2020 Fund Class R	-22.40%	-22.40%
Dow Jones Real ReturnSM 2020 Index	-17.44%	-17.44%
Lipper Mixed-Asset Target 2020 Funds Average	-30.26%	-30.26%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.32% for Class A shares, 3.07% for Class C shares, 2.32% for Class D shares, 2.57% for Class R shares, 1.72% for Institutional Class shares and 1.97% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 07/31/08, as supplemented to date.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$831.71	$831.57	$830.02	$826.35	$829.08	$828.25
Expenses Paid During Period†	$1.28	$2.42	$4.06	$7.42	$4.29	$5.15

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,023.54	$1,022.29	$1,020.49	$1,016.80	$1,020.24	$1,019.30
Expenses Paid During Period†	$1.41	$2.67	$4.48	$8.20	$4.73	$5.69

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.28% for Institutional Class, 0.53% for Administrative Class, 0.89% for Class A, 1.63% for Class C, 0.94% for Class D and 1.13% for Class R), multiplied by the average account value over the period, multiplied by 182/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.28% for Institutional Class, 0.53% for Administrative Class, 0.89% for Class A, 1.63% for Class C, 0.94% for Class D and 1.13% for Class R reflects net annualized expenses after application of an expense waiver of 2.29%, 2.99%, 3.47%, 3.33%, 6.51% and 3.33% for Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»	The PIMCO RealRetirement™ 2020 Fund seeks maximum real return, consistent with preservation of real capital during the accumulation years and current income during the retirement years.

»	The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced negative total returns, as most asset classes in the target allocation declined over the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as returns for both Funds were negative over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as the PIMCO Total Return Fund posted positive returns over the period.

»

A target allocation to real assets including commodities and Real Estate Investment Trusts (“REITs”), through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as returns for both Funds were negative over the period.

»

Tail-hedging strategies, primarily through put options on the S&P 500 Index during the fourth quarter of 2008, benefited performance as these securities gained in value as the S&P 500 Index declined over that period.

»

The Fund outperformed the target allocation, which is based on a “glide path” developed by PIMCO, and underperformed the Dow Jones Real Return 2020 Index during the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Annual Report	March 31, 2009	7

PIMCO RealRetirement™ 2030 Fund

Institutional Class	PRLIX
Administrative Class	PNLAX
Class A	PEHAX
Class C	PEHCX
Class D	PEHDX
Class R	PEHRX

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional, Administrative or Class P Shares is $5,000,000.

PIMCO Funds Allocation‡

Short-Term Instruments	20.2%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	16.1%
Total Return Fund	15.0%
StocksPLUS® Fund	9.6%
CommodityRealReturn Strategy Fund®	7.8%
Small Cap StocksPLUS® TR Fund	7.6%
RealEstateRealReturn Strategy Fund	6.7%
Real Return Fund	5.8%
Other	11.2%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirementTM 2030 Fund Institutional Class	-27.14%	-27.14%
PIMCO RealRetirementTM 2030 Fund Administrative Class	-27.19%	-27.19%
PIMCO RealRetirementTM 2030 Fund Class A	-27.55%	-27.55%
PIMCO RealRetirementTM 2030 Fund Class A (adjusted)	-31.52%	-31.52%
PIMCO RealRetirementTM 2030 Fund Class C (adjusted)	-28.56%	-28.56%
PIMCO RealRetirementTM 2030 Fund Class D	-27.57%	-27.57%
PIMCO RealRetirementTM 2030 Fund Class R	-27.71%	-27.71%
Dow Jones Real ReturnSM 2030 Index	-28.21%	-28.21%
Lipper Mixed-Asset Target 2030 Funds Average	-36.23%	-36.23%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.41% for Class A shares, 3.16% for Class C shares, 2.41% for Class D shares, 2.66% for Class R shares, 1.81% for Institutional Class shares and 2.06% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 07/31/08, as supplemented to date.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$784.60	$784.92	$782.74	$780.72	$782.18	$781.51
Expenses Paid During Period†	$1.47	$2.58	$4.58	$7.68	$4.71	$5.24

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,023.29	$1,022.04	$1,019.80	$1,016.31	$1,019.65	$1,019.05
Expenses Paid During Period†	$1.66	$2.92	$5.19	$8.70	$5.34	$5.94

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.33% for Institutional Class, 0.58% for Administrative Class, 1.03% for Class A, 1.73% for Class C, 1.06% for Class D and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 182/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.33% for Institutional Class, 0.58% for Administrative Class, 1.03% for Class A, 1.73% for Class C, 1.06% for Class D and 1.18% for Class R reflects net annualized expenses after application of an expense waiver of 2.43%, 3.22%, 6.25%, 6.59%, 8.3% and 3.77% for Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»	The PIMCO RealRetirement™ 2030 Fund seeks maximum real return, consistent with preservation of real capital during the accumulation years and current income during the retirement years.

»	The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced negative total returns, as most asset classes in the target allocation declined over the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as returns for both Funds were negative over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as the PIMCO Total Return Fund posted positive returns over the period.

»

A target allocation to real assets including commodities and Real Estate Investment Trusts (“REITs”), through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as returns for both Funds were negative over the period.

»

Tail-hedging strategies, primarily through put options on the S&P 500 Index during the fourth quarter of 2008, benefited performance as these securities gained in value as the S&P 500 Index declined over that period.

»

The Fund outperformed the target allocation, which is based on a “glide path” developed by PIMCO, and outperformed the Dow Jones Real Return 2030 Index during the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

8	PIMCO Funds	RealRetirement™ Funds

PIMCO RealRetirement™ 2040 Fund

Institutional Class	PROIX
Administrative Class	PEOAX
Class A	POFAX
Class C	POFCX
Class D	POFDX
Class R	POFRX

Cumulative Returns Through March 31, 2009

PIMCO Funds Allocation‡

Short-Term Instruments	19.3%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	19.2%
StocksPLUS® Fund	14.6%
Small Cap StocksPLUS® TR Fund	12.5%
CommodityRealReturn Strategy Fund®	8.7%
RealEstateRealReturn Strategy Fund	8.0%
Exchange-Traded Funds	7.6%
Purchased Options	5.2%
Other	4.9%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional, Administrative or Class P Shares is $5,000,000.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirementTM 2040 Fund Institutional Class	-33.25%	-33.25%
PIMCO RealRetirementTM 2040 Fund Administrative Class	-33.50%	-33.50%
PIMCO RealRetirementTM 2040 Fund Class A	-33.76%	-33.76%
PIMCO RealRetirementTM 2040 Fund Class A (adjusted)	-37.39%	-37.39%
PIMCO RealRetirementTM 2040 Fund Class C (adjusted)	-34.69%	-34.69%
PIMCO RealRetirementTM 2040 Fund Class D	-33.71%	-33.71%
PIMCO RealRetirementTM 2040 Fund Class R	-33.79%	-33.79%
Dow Jones Real ReturnSM 2040 Index	-37.24%	-37.24%
Lipper Mixed-Asset Target 2040 Funds Average	-38.28%	-38.28%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.56% for Class A shares, 3.31% for Class C shares, 2.56% for Class D shares, 2.81% for Class R shares, 1.96% for Institutional Class shares and 2.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 07/31/08, as supplemented to date.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$735.19	$734.13	$732.69	$730.73	$732.19	$733.02
Expenses Paid During Period†	$1.69	$2.77	$4.32	$7.51	$4.28	$5.36

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,022.99	$1,021.74	$1,019.95	$1,016.26	$1,020.00	$1,018.75
Expenses Paid During Period†	$1.97	$3.23	$5.04	$8.75	$4.99	$6.24

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.39% for Institutional Class, 0.64% for Administrative Class, 1.00% for Class A, 1.74% for Class C, 0.99% for Class D and 1.24% for Class R), multiplied by the average account value over the period, multiplied by 182/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.39% for Institutional Class, 0.64% for Administrative Class, 1.00% for Class A, 1.74% for Class C, 0.99% for Class D and 1.24% for Class R reflects net annualized expenses after application of an expense waiver of 2.59%, 3.5%, 4.66%, 4.04%, 3.32% and 4.23% for Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»	The PIMCO RealRetirement™ 2040 Fund seeks maximum real return, consistent with preservation of real capital during the accumulation years and current income during the retirement years.

»	The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced negative total returns, as most asset classes in the target allocation declined over the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as returns for both Funds were negative over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as the PIMCO Total Return Fund posted positive returns over the period.

»

A target allocation to real assets including commodities and Real Estate Investment Trusts (“REITs”), through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as returns for both Funds were negative over the period.

»

Tail-hedging strategies, primarily through put options on the S&P 500 Index during the fourth quarter of 2008, benefited performance as these securities gained in value as the S&P 500 Index declined over that period.

»

The Fund outperformed the target allocation, which is based on a “glide path” developed by PIMCO, and outperformed the Dow Jones Real Return 2040 Index during the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Annual Report	March 31, 2009	9

PIMCO RealRetirement™ 2050 Fund

Institutional Class	PRMIX
Administrative Class	POTAX
Class A	PFYAX
Class C	PFYCX
Class D	PFYDX
Class R	PFYRX

Cumulative Returns Through March 31, 2009

PIMCO Funds Allocation‡

StocksPLUS® Fund	21.0%
Short-Term Instruments	19.5%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	19.0%
Small Cap StocksPLUS® TR Fund	12.2%
RealEstateRealReturn Strategy Fund	7.9%
Exchange-Traded Funds	7.6%
Purchased Options	5.2%
Other	7.6%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional, Administrative or Class P Shares is $5,000,000.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirementTM 2050 Fund Institutional Class	-35.10%	-35.10%
PIMCO RealRetirementTM 2050 Fund Administrative Class	-35.22%	-35.22%
PIMCO RealRetirementTM 2050 Fund Class A	-35.50%	-35.50%
PIMCO RealRetirementTM 2050 Fund Class A (adjusted)	-39.03%	-39.03%
PIMCO RealRetirementTM 2050 Fund Class C (adjusted)	-36.52%	-36.52%
PIMCO RealRetirementTM 2050 Fund Class D	-35.41%	-35.41%
PIMCO RealRetirementTM 2050 Fund Class R	-35.60%	-35.60%
Dow Jones Real ReturnSM 2040+ Index	-40.45%	-40.45%
Lipper Mixed-Asset Target 2050+ Funds Average	-38.94%	-38.94%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.60% for Class A shares, 3.35% for Class C shares, 2.60% for Class D shares, 2.85% for Class R shares, 2.00% for Institutional Class shares and 2.25% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 07/31/08, as supplemented to date.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$720.32	$719.83	$718.52	$715.92	$718.89	$718.40
Expenses Paid During Period†	$1.76	$2.27	$4.41	$7.53	$4.46	$5.40

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,022.89	$1,022.29	$1,019.80	$1,016.16	$1,019.75	$1,018.65
Expenses Paid During Period†	$2.07	$2.67	$5.19	$8.85	$5.24	$6.34

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.41% for Institutional Class, 0.53% for Administrative Class, 1.03% for Class A, 1.76% for Class C, 1.04% for Class D and 1.26% for Class R), multiplied by the average account value over the period, multiplied by 182/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.41% for Institutional Class, 0.53% for Administrative Class, 1.03% for Class A, 1.76% for Class C, 1.04% for Class D and 1.26% for Class R reflects net annualized expenses after application of an expense waiver of 2.58%, 3.51%, 4.23%, 4.37%, 3.58% and 4.87% for Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»	The PIMCO RealRetirement™ 2050 Fund seeks maximum real return, consistent with preservation of real capital during the accumulation years and current income during the retirement years.

»	The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced negative total returns, as most asset classes in the target allocation declined over the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as returns for both Funds were negative over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as the PIMCO Total Return Fund posted positive returns over the period.

»

A target allocation to real assets including commodities and Real Estate Investment Trusts (“REITs”), through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as returns for both Funds were negative over the period.

»

Tail-hedging strategies, primarily through put options on the S&P 500 Index during the fourth quarter of 2008, benefited performance as these securities gained in value as the S&P 500 Index declined over that period.

»

The Fund outperformed the target allocation, which is based on a “glide path” developed by PIMCO, and outperformed the Dow Jones Real Return 2040+ Index during the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

10	PIMCO Funds	RealRetirement™ Funds

Benchmark Descriptions

Index	Description

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/ 31/ 90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Dow Jones Real ReturnSM 2010 Index	Dow Jones Real ReturnSM 2010 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPS, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones Real ReturnSM 2020 Index	Dow Jones Real ReturnSM 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPS, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones Real ReturnSM 2030 Index	Dow Jones Real ReturnSM 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPS, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones Real ReturnSM 2040 Index	Dow Jones Real ReturnSM 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPS, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones Real ReturnSM 2040+ Index	Dow Jones Real ReturnSM 2040+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPS, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones-AIG Commodity Index Total Return	Dow Jones-AIG Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Net Dividend Index (in USD)	MSCI World Net Dividend Index (in USD). MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2009	11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized (Loss) on Investments	Total (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RealRetirementTM 2010 Fund
Institutional Class
03/31/2009	$10.00	$0.44	$(2.16)	$(1.72)	$(0.38)	$(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 - 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)
Class A
03/31/2009	10.00	0.47	(2.25)	(1.78)	(0.34)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 - 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)
Class D
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
07/31/2008 - 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)

RealRetirementTM 2020 Fund
Institutional Class
03/31/2009	$10.00	$0.41	$(2.57)	$(2.16)	$(0.36)	$(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 - 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)
Class A
03/31/2009	10.00	0.45	(2.66)	(2.21)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 - 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)
Class D
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
07/31/2008 - 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.38%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.26%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.62%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.41%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.40%.

12	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(1.50)	$6.78	(17.26)%	$2,480	0.23	%(b)	0.23	%(b)	5.09%		186%
0.00	0.00	10.00	0.00	3,000	0.14	*	0.14	*	(0.14	)*	0

0.00	(1.45)	6.77	(16.74)	8	0.50	*(c)	0.50	*(c)	5.58	*	186

0.00	(1.46)	6.76	(17.78)	261	0.87	(d)	0.87	(d)	6.14		186
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

0.00	(1.43)	6.75	(15.98)	101	1.69	*(e)	1.69	*(e)	4.37	*	186

0.00	(1.45)	6.77	(17.82)	28	0.87	(f)	0.87	(f)	3.50		186
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

0.00	(1.43)	6.76	(15.77)	36	1.23	*(g)	1.23	*(g)	4.34	*	186

$0.00	$(1.44)	$6.40	(21.76)%	$2,346	0.22	%(h)	0.22	%(h)	4.92%		232%
0.00	0.00	10.00	0.00	3,000	0.14	*	0.14	*	(0.14	)*	0

0.00	(1.40)	6.40	(21.42)	8	0.47	*(i)	0.47	*(i)	5.42	*	232

0.00	(1.40)	6.39	(22.23)	209	0.82	(j)	0.82	(j)	5.59		232
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

0.00	(1.36)	6.39	(20.57)	8	1.59	*(k)	1.59	*(k)	4.95	*	232

0.00	(1.40)	6.39	(22.24)	114	0.93	(l)	0.93	(l)	6.35		232
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

0.00	(1.38)	6.40	(20.25)	8	1.09	*(m)	1.09	*(m)	5.45	*	232

(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.83%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.51%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.46%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.29%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.92%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.44%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.42%.

Annual Report	March 31, 2009	13

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized (Loss) on Investments	Total (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RealRetirementTM 2030 Fund
Institutional Class
03/31/2009	$10.00	$0.39	$(3.07)	$(2.68)	$(0.32)	$(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 - 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)
Class A
03/31/2009	10.00	0.30	(3.02)	(2.72)	(0.29)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 - 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)
Class D
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
07/31/2008 - 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)

RealRetirementTM 2040 Fund
Institutional Class
03/31/2009	$10.00	$0.31	$(3.58)	$(3.27)	$(0.29)	$(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 - 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)
Class A
03/31/2009	10.00	0.27	(3.59)	(3.32)	(0.27)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 - 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)
Class D
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
07/31/2008 - 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.69%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.73%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.18%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.31%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.28%.

14	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(1.40)	$5.92	(27.14)%	$2,186	0.26	%(b)	0.26	%(b)	4.72%		233%
0.00	0.00	10.00	0.00	3,000	0.16	*	0.16	*	(0.16	)*	0

0.00	(1.38)	5.93	(27.03)	7	0.51	*(c)	0.51	*(c)	5.17	*	233

0.00	(1.37)	5.91	(27.55)	64	0.93	(d)	0.93	(d)	3.86		233
0.00	0.00	10.00	0.00	10	0.76	*	0.76	*	(0.76	)*	0

0.00	(1.36)	5.90	(25.73)	81	1.72	*(e)	1.72	*(e)	2.44	*	233

0.00	(1.36)	5.91	(27.57)	50	0.98	(f)	0.98	(f)	1.93		233
0.00	0.00	10.00	0.00	10	0.76	*	0.76	*	(0.76	)*	0

0.00	(1.35)	5.92	(25.60)	8	1.13	*(g)	1.13	*(g)	5.29	*	233

$0.00	$(1.38)	$5.35	(33.25)%	$2,001	0.33	%(h)	0.33	%(h)	3.90%		244%
0.00	0.00	10.00	0.00	3,000	0.24	*	0.24	*	(0.24	)*	0

0.00	(1.37)	5.34	(33.19)	7	0.58	*(i)	0.58	*(i)	4.20	*	244

0.00	(1.36)	5.32	(33.76)	30	0.93	(j)	0.93	(j)	3.93		244
0.00	0.00	10.00	0.00	10	0.84	*	0.84	*	(0.84	)*	0

0.00	(1.34)	5.33	(31.88)	7	1.70	*(k)	1.70	*(k)	3.82	*	244

0.00	(1.36)	5.33	(33.71)	9	0.93	(l)	0.93	(l)	3.27		244
0.00	0.00	10.00	0.00	10	0.84	*	0.84	*	(0.84	)*	0

0.00	(1.36)	5.34	(31.61)	8	1.20	*(m)	1.20	*(m)	4.32	*	244

(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.90%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.92%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.08%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.59%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.74%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.25%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.43%.

Annual Report	March 31, 2009	15

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized (Loss) on Investments	Total (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RealRetirementTM 2050 Fund
Institutional Class
03/31/2009	$10.00	$0.24	$(3.69)	$(3.45)	$(0.24)	$(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 - 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)
Class A
03/31/2009	10.00	0.17	(3.67)	(3.50)	(0.21)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 - 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)
Class D
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
07/31/2008 - 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.94%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.12%.

16	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(1.24)	$5.31	(35.10)%	$1,947	0.36	%(b)	0.36	%(b)	3.04%		227%
0.00	0.00	10.00	0.00	3,000	0.29	*	0.29	*	(0.29	)*	0

0.00	(1.23)	5.31	(33.73)	6	0.61	*(c)	0.61	*(c)	2.91	*	227

0.00	(1.21)	5.29	(35.50)	20	0.96	(d)	0.96	(d)	2.43		227
0.00	0.00	10.00	0.00	10	0.89	*	0.89	*	(0.89	)*	0

0.00	(1.20)	5.29	(33.22)	8	1.73	*(e)	1.73	*(e)	2.27	*	227

0.00	(1.21)	5.30	(35.41)	10	0.96	(f)	0.96	(f)	2.35		227
0.00	0.00	10.00	0.00	10	0.89	*	0.89	*	(0.89	)*	0

0.00	(1.21)	5.30	(32.94)	11	1.23	*(e)	1.23	*(e)	2.84	*	227

(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.19%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.10%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.54%.

Annual Report	March 31, 2009	17

Statements of Assets and Liabilities	March 31, 2009

(Amounts in thousands, except per share amounts)	RealRetirement™ 2010 Fund	RealRetirement™ 2020 Fund	RealRetirement™ 2030 Fund	RealRetirement™ 2040 Fund	RealRetirement™ 2050 Fund

Assets:
Investments, at value	$707	$526	$677	$664	$662
Investments in Affiliates, at value	2,224	2,172	1,794	1,405	1,389
Cash	98	65	52	89	87
Deposits with counterparty	15	21	24	18	13
Receivable for investments sold	1	1	1	2	1
Receivable for Fund shares sold	0	0	6	0	0
Dividends receivable from Affiliates	4	3	2	0	0
Variation margin receivable	2	0	3	1	2
Swap premiums paid	0	0	2	2	2
Unrealized appreciation on foreign currency contracts	1	1	1	1	1
	3,052	2,789	2,562	2,182	2,157

Liabilities:
Payable for investments in Affiliates purchased	$4	$3	$2	$0	$0
Accrued investment advisory fee	2	2	2	2	2
Swap premiums received	44	44	49	34	41
Unrealized depreciation on swap agreements	88	47	113	84	112
	138	96	166	120	155

Net Assets	$2,914	$2,693	$2,396	$2,062	$2,002

Net Assets Consist of:
Paid in capital	$3,984	$3,902	$3,680	$3,524	$3,467
Undistributed net investment income	20	22	21	8	6
Accumulated undistributed net realized gain (loss)	14	(37)	19	3	7
Net unrealized (depreciation)	(1,104)	(1,194)	(1,324)	(1,473)	(1,478)
	$2,914	$2,693	$2,396	$2,062	$2,002

Net Assets:
Institutional Class	$2,480	$2,346	$2,186	$2,001	$1,947
Administrative Class	8	8	7	7	6
Class A	261	209	64	30	20
Class C	101	8	81	7	8
Class D	28	114	50	9	10
Class R	36	8	8	8	11

Shares Issued and Outstanding:
Institutional Class	366	367	369	374	367
Administrative Class	1	1	1	1	1
Class A	39	33	11	6	4
Class C	15	1	14	1	1
Class D	4	18	8	2	2
Class R	5	1	1	1	2

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Institutional Class	$6.78	$6.40	$5.92	$5.35	$5.31
Administrative Class	6.77	6.40	5.93	5.34	5.31
Class A	6.76	6.39	5.91	5.32	5.29
Class C	6.75	6.39	5.90	5.33	5.29
Class D	6.77	6.39	5.91	5.33	5.30
Class R	6.76	6.40	5.92	5.34	5.30

Cost of Investments Owned	$677	$512	$704	$774	$772
Cost of Investments in Affiliates Owned	$3,286	$3,339	$2,998	$2,694	$2,661

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

18	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2009
(Amounts in thousands)	RealRetirement™ 2010 Fund	RealRetirement™ 2020 Fund	RealRetirement™ 2030 Fund	RealRetirement™ 2040 Fund	RealRetirement™ 2050 Fund

Investment Income:
Dividends	$0	$1	$3	$6	$6
Dividends from Affiliate investments	159	150	131	103	80
Total Income	159	151	134	109	86

Expenses:
Investment advisory fees	21	20	20	21	21
Supervisory and administrative fees	2	2	2	1	1
Organization expense	53	54	55	54	54
Total Expenses	76	76	77	76	76
Reimbursement by Manager	(68)	(69)	(69)	(68)	(67)
Net Expenses	8	7	8	8	9

Net Investment Income	151	144	126	101	77

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	139	121	114	110	98
Net realized gain (loss) on Affiliate investments	8	3	2	2	(13)
Net capital gain distributions received from Underlying Funds	17	15	13	7	2
Net realized gain on futures contracts, written options and swaps	227	188	222	221	229
Net realized gain on foreign currency transactions	12	12	12	12	12
Net change in unrealized appreciation (depreciation) on investments	29	14	(28)	(111)	(110)
Net change in unrealized (depreciation) on Affiliate investments	(1,062)	(1,167)	(1,204)	(1,289)	(1,272)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(72)	(42)	(93)	(74)	(97)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1	1	1	1	1
Net (Loss)	(701)	(855)	(961)	(1,121)	(1,150)

Net (Decrease) in Net Assets Resulting from Operations	$(550)	$(711)	$(835)	$(1,020)	$(1,073)

Annual Report	March 31, 2009	19

Statements of Changes in Net Assets

	RealRetirement™ 2010 Fund		RealRetirement™ 2020 Fund

(Amounts in thousands)	Year Ended March 31, 2009	Period from March 31, 2008 to March 31, 2008	Year Ended March 31, 2009	Period from March 31, 2008 to March 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$151	$0	$144	$0
Net realized gain	378	0	321	0
Net realized gain (loss) on Affiliate investments	8	0	3	0
Net capital gain distributions received from Underlying Funds	17	0	15	0
Net change in unrealized (depreciation)	(42)	0	(27)	0
Net change in unrealized (depreciation) on Affiliate investments	(1,062)	0	(1,167)	0
Net increase (decrease) resulting from operations	(550)	0	(711)	0

Distributions to Shareholders:
From net investment income
Institutional Class	(129)	0	(123)	0
Administrative Class	0	0	0	0
Class A	(12)	0	(7)	0
Class C	(2)	0	0	0
Class D	0	0	(3)	0
Class R	0	0	0	0
From net realized capital gains
Institutional Class	(337)	0	(327)	0
Administrative Class	(1)	0	(1)	0
Class A	(29)	0	(25)	0
Class C	(7)	0	(1)	0
Class D	(1)	0	(9)	0
Class R	(1)	0	(1)	0
Tax basis return of capital
Institutional Class	0	0	0	0
Administrative Class	0	0	0	0
Class A	0	0	0	0
Class C	0	0	0	0
Class D	0	0	0	0
Class R	0	0	0	0

Total Distributions	(519)	0	(497)	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	3,000	0	3,000
Administrative Class	10	0	10	0
Class A	277	10	294	10
Class C	106	0	10	0
Class D	20	10	115	10
Class R	35	0	10	0
Issued as reinvestment of distributions
Institutional Class	465	0	450	0
Administrative Class	1	0	1	0
Class A	40	0	31	0
Class C	9	0	1	0
Class D	1	0	12	0
Class R	2	0	1	0
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	0	0	0	0
Class A	0	0	(48)	0
Class C	(3)	0	0	0
Class D	0	0	(6)	0
Class R	0	0	0	0
Net increase resulting from Fund share transactions	963	3,020	881	3,020

Total Increase (Decrease) in Net Assets	(106)	3,020	(327)	3,020

Net Assets:
Beginning of year or period	3,020	0	3,020	0
End of year or period*	$2,914	$3,020	$2,693	$3,020

* Including undistributed net investment income of:	$20	$0	$22	$0

20	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

RealRetirement™ 2030 Fund		RealRetirement™ 2040 Fund		RealRetirement™ 2050 Fund

Year Ended March 31, 2009	Period from March 31, 2008 to March 31, 2008	Year Ended March 31, 2009	Period from March 31, 2008 to March 31, 2008	Year Ended March 31, 2009	Period from March 31, 2008 to March 31, 2008

$126	$0	$101	$0	$77	$0
348	0	343	0	339	0
2	0	2	0	(13)	0
13	0	7	0	2	0
(120)	0	(184)	0	(206)	0
(1,204)	0	(1,289)	0	(1,272)	0
(835)	0	(1,020)	0	(1,073)	0

(112)	0	(103)	0	(83)	0
0	0	0	0	0	0
(1)	0	(1)	0	(1)	0
(3)	0	0	0	0	0
(1)	0	0	0	0	0
0	0	0	0	0	0

(324)	0	(328)	0	(302)	0
(1)	0	(1)	0	(1)	0
(2)	0	(3)	0	(2)	0
(3)	0	(1)	0	(1)	0
(1)	0	(1)	0	(1)	0
(1)	0	(1)	0	(1)	0

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

(449)	0	(439)	0	(392)	0

0	3,000	0	3,000	0	3,000
10	0	10	0	10	0
74	10	30	10	20	10
87	0	10	0	11	0
41	10	2	10	3	10
11	0	11	0	15	0

436	0	431	0	384	0
1	0	1	0	1	0
3	0	4	0	2	0
6	0	1	0	1	0
2	0	1	0	1	0
1	0	1	0	2	0

0	0	0	0	0	0
0	0	0	0	0	0
(12)	0	(1)	0	(3)	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
660	3,020	501	3,020	447	3,020

(624)	3,020	(958)	3,020	(1,018)	3,020

3,020	0	3,020	0	3,020	0
$2,396	$3,020	$2,062	$3,020	$2,002	$3,020

$21	$0	$8	$0	$6	$0

Annual Report	March 31, 2009	21

Schedule of Investments  RealRetirement™ 2010 Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 76.3%
CommodityRealReturn Strategy Fund®	20,975	$131
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	53,187	344
Real Return Fund	55,507	555
RealEstateRealReturn Strategy Fund	81,135	169
Small Cap StocksPLUS® TR Fund	20,259	114
StocksPLUS® Fund	34,624	171
Total Return Fund	73,051	740

Total PIMCO Funds (Cost $3,286)		2,224

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.6%

U.S. TREASURY BILLS 20.6%
0.196% due 05/07/2009	$600	600

Total Short-Term Instruments (Cost $600)		600

PURCHASED OPTIONS (e) 3.7%
(Cost $77)		107

Total Investments 100.6% (Cost $3,963)		$2,931

Other Assets and Liabilities (Net) (0.6%)		(17)

Net Assets 100.0%		$2,914

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The RealRetirement™ 2010 Fund is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Cash of $15 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond June Futures	Long	06/2009	3	$15

(d)	Swap agreements outstanding on March 31, 2009:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA	$300	$(28)	$(24)	$(4)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY	300	(104)	(20)	(84)

						$(132)	$(44)	$(88)

(e)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$45
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	62

								$77	$107

(f)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	JPM	45	04/2009	$1	$0	$1

22	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

March 31, 2009

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$2,224	$707	$0	$2,931
Other Financial Instruments ++	15	(87)	0	(72)

Total	$2,239	$620	$0	$2,859

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	23

Schedule of Investments  RealRetirement™ 2020 Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 80.7%
CommodityRealReturn Strategy Fund®	25,942	$162
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	61,260	396
Real Return Fund	42,170	422
RealEstateRealReturn Strategy Fund	83,617	174
Short-Term Floating NAV Portfolio	10,000	100
Small Cap StocksPLUS® TR Fund	27,833	156
StocksPLUS® Fund	39,247	194
Total Return Fund	56,093	568

Total PIMCO Funds (Cost $3,339)		2,172

EXCHANGE-TRADED FUNDS 0.7%
iShares MSCI Emerging Markets Index Fund	774	19

Total Exchange-Traded Funds (Cost $35)		19

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.8%

U.S. TREASURY BILLS 14.8%
0.196% due 05/07/2009	$400	400

Total Short-Term Instruments (Cost $400)		400

PURCHASED OPTIONS (e) 4.0%
(Cost $77)		107

Total Investments 100.2% (Cost $3,851)		$2,698

Other Assets and Liabilities (Net) (0.2%)		(5)

Net Assets 100.0%		$2,693

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The RealRetirement™ 2020 Fund is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund, except Short-Term Floating NAV Portfolio.
(c)	Cash of $21 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond June Futures	Long	06/2009	1	$5

(d)	Swap agreements outstanding on March 31, 2009:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC	$100	$(19)	$(5)	$(14)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA	400	(37)	(32)	(5)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY	100	(35)	(7)	(28)

						$(91)	$(44)	$(47)

(e)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$45
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	62

								$77	$107

24	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

March 31, 2009

(f)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	JPM	45	04/2009	$1	$0	$1

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$2,192	$506	$0	$2,698
Other Financial Instruments ++	5	(46)	0	(41)

Total	$2,197	$460	$0	$2,657

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	25

Schedule of Investments  RealRetirement™ 2030 Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 74.9%
CommodityRealReturn Strategy Fund®	30,848	$193
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	61,632	398
Real Return Fund	14,393	144
RealEstateRealReturn Strategy Fund	79,904	166
Short-Term Floating NAV Portfolio	9,996	100
Small Cap StocksPLUS® TR Fund	33,241	187
StocksPLUS® Fund	47,734	236
Total Return Fund	36,495	370

Total PIMCO Funds (Cost $2,998)		1,794

EXCHANGE-TRADED FUNDS 2.9%
iShares MSCI Emerging Markets Index Fund	2,817	70

Total Exchange-Traded Funds (Cost $127)		70

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.9%

U.S. TREASURY BILLS 20.9%
0.196% due 05/07/2009	$500	500

Total Short-Term Instruments (Cost $500)		500

PURCHASED OPTIONS (e) 4.4%
(Cost $77)		107

Total Investments 103.1% (Cost $3,702)		$2,471

Other Assets and Liabilities (Net) (3.1%)		(75)

Net Assets 100.0%		$2,396

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The RealRetirement™ 2030 Fund is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund, except Short-Term Floating NAV Portfolio.
(c)	Cash of $24 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond June Futures	Long	06/2009	4	$20

(d)	Swap agreements outstanding on March 31, 2009:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC	$100	$(19)	$(5)	$(14)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA	300	(28)	(24)	(4)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS	100	(9)	2	(11)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY	300	(104)	(20)	(84)

						$(160)	$(47)	$(113)

(e)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$45
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	62

								$77	$107

26	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

March 31, 2009

(f)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	JPM	45	04/2009	$1	$0	$1

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$1,864	$607	$0	$2,471
Other Financial Instruments ++	21	(113)	0	(92)

Total	$1,885	$494	$0	$2,379

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	27

Schedule of Investments  RealRetirement™ 2040 Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 66.8%
CommodityRealReturn Strategy Fund®	28,808	$180
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	61,412	397
RealEstateRealReturn Strategy Fund	79,603	165
Small Cap StocksPLUS® TR Fund	46,142	260
StocksPLUS® Fund	61,143	302
Total Return Fund	7,208	73

Total PIMCO Funds (Cost $2,632)		1,377

ALLIANZ FUNDS (a)(c) 1.3%
Allianz NACM Emerging Markets Opportunities Fund	2,093	28

Total Allianz Funds (Cost $62)		28

EXCHANGE-TRADED FUNDS 7.6%
iShares MSCI Emerging Markets Index Fund	3,360	83
Vanguard Emerging Markets	3,114	74

Total Exchange-Traded Funds (Cost $297)		157

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.4%

U.S. TREASURY BILLS 19.4%
0.196% due 05/07/2009	$400	400

Total Short-Term Instruments (Cost $400)		400

PURCHASED OPTIONS (f) 5.2%
(Cost $77)		107

Total Investments 100.3% (Cost $3,468)		$2,069

Other Assets and Liabilities (Net) (0.3%)		(7)

Net Assets 100.0%		$2,062

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The Real Retirement™ 2040 Fund is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Institutional Class Shares of each Allianz Fund.
(d)	Cash of $18 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond June Futures	Long	06/2009	2	$10

(e)	Swap agreements outstanding on March 31, 2009:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC	$100	$(20)	$(5)	$(15)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA	200	(18)	(16)	(2)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS	100	(9)	2	(11)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY	200	(69)	(13)	(56)

						$(116)	$(32)	$(84)

28	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

March 31, 2009

(f)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$45
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	62

								$77	$107

(g)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	JPM	45	04/2009	$1	$0	$1

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$1,562	$507	$0	$2,069
Other Financial Instruments ++	10	(83)	0	(73)

Total	$1,572	$424	$0	$1,996

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	29

Schedule of Investments  RealRetirement™ 2050 Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 65.9%
CommodityRealReturn Strategy Fund®	8,076	$51
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	60,286	389
RealEstateRealReturn Strategy Fund	78,117	163
Small Cap StocksPLUS® TR Fund	44,459	250
StocksPLUS® Fund	87,279	431
Total Return Fund	3,511	36

Total PIMCO Funds (Cost $2,508)		1,320

ALLIANZ FUNDS (a)(c) 3.5%
Allianz NACM Emerging Markets Opportunities Fund	5,233	69

Total Allianz Funds (Cost $153)		69

EXCHANGE-TRADED FUNDS 7.7%
iShares MSCI Emerging Markets Index Fund	3,297	82
Vanguard Emerging Markets	3,120	73

Total Exchange-Traded Funds (Cost $295)		155

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.0%

U.S. TREASURY BILLS 20.0%
1.010% due 05/07/2009	$400	400

Total Short-Term Instruments (Cost $400)		400

PURCHASED OPTIONS (f) 5.3%
(Cost $77)		107

Total Investments 102.4% (Cost $3,433)		$2,051

Other Assets and Liabilities (Net) (2.4%)		(49)

Net Assets 100.0%		$2,002

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The RealRetirement™ 2050 Fund is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Institutional Class Shares of each Allianz Fund.
(d)	Cash of $13 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond June Futures	Long	06/2009	3	$15

(e)	Swap agreements outstanding on March 31, 2009:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC	$100	$(20)	$(5)	$(15)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA	200	(18)	(16)	(2)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS	100	(9)	2	(11)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY	300	(104)	(20)	(84)

						$(151)	$(39)	$(112)

30	PIMCO Funds	RealRetirement™ Funds	See Accompanying Notes

March 31, 2009

(f)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$45
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	62

								$77	$107

(g)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	JPM	45	04/2009	$1	$0	$1

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$1,544	$507	$0	$2,051
Other Financial Instruments ++	15	(111)	0	(96)

Total	$1,559	$396	$0	$1,955

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	31

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, Class A, C, D and R shares of five funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds have adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedules of Investments for each respective fund.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedules of Investments and disclosures within Footnote 4(d), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment advisor, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

32	PIMCO Funds	RealRetirement™ Funds

March 31, 2009

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  FASB Statement of Financial Accounting Standards No. 95, Statement of Cash Flows (“FAS 95”), requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided. FASB Statement of Financial Accounting Standards No. 102, Statement of Cash Flows—Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale, (“FAS 102”) exempts investment companies meeting certain conditions from the requirements of FAS 95. One of the conditions to be met under FAS 102 is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

(h) New Accounting Pronouncements  In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FAS 133. FAS 161 amends and expands the qualitative and quantitative disclosure requirements of FAS 133 for derivative and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

On April 9, 2009, the FASB issued Staff Position No. FAS 157-4 (the “FSP”) to provide additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for an asset or liability have significantly decreased. This FSP also includes requirements to disclose the inputs and valuation technique(s) used to measure fair value and guidance on identifying circumstances that indicate when a transaction is not considered orderly. The FSP is effective for fiscal years and interim periods ending after June 15, 2009.

Management is currently evaluating the impact the adoption of FAS 161 and the FSP will have on the Funds’ financial statement disclosures.

Annual Report	March 31, 2009	33

Notes to Financial Statements  (Cont.)

3.  CASH, SECURITIES AND OTHER INVESTMENTS

(a) U.S. Government Agencies or Government-Sponsored Enterprises   Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash segregated on the Statements of Assets and Liabilities or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund

34	PIMCO Funds	RealRetirement™ Funds

March 31, 2009

pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss or cost basis of the security.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be

Annual Report	March 31, 2009	35

Notes to Financial Statements  (Cont.)

representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2009 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments.

PIMCO, as the investment advisor, minimizes credit risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using

36	PIMCO Funds	RealRetirement™ Funds

March 31, 2009

approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc.

filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net changes in realized gain (loss) on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the following table.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Instututional Class	Administrative Class	A and C Classes	Class D	Class R
RealRetirementTM 2010 Fund(1)	0.70%	0.05%	0.05%	0.40%	0.40%	0.40%
RealRetirementTM 2020 Fund(1)	0.70%	0.05%	0.05%	0.40%	0.40%	0.40%
RealRetirementTM 2030 Fund(1)	0.75%	0.05%	0.05%	0.40%	0.40%	0.40%
RealRetirementTM 2040 Fund(1)	0.80%	0.05%	0.05%	0.40%	0.40%	0.40%
RealRetirementTM 2050 Fund(1)	0.80%	0.05%	0.05%	0.40%	0.40%	0.40%

(1)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Advisory and Supervisory and Administrative Fees of underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

Annual Report	March 31, 2009	37

Notes to Financial Statements  (Cont.)

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2009.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Institutional Class
All Funds	—	—
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2009, AGID received $14,242,595 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Prior to July 31, 2007, Redemption Fees were charged on shares redeemed or exchanged within 7 days, 30 days, or 60 days (depending on the length of the applicable Fund’s holding period) after their acquisition, including shares acquired through exchanges. Effective July 31, 2007, the holding periods for certain Funds were reduced to 7 days or 30 days, or were no longer subject to a Redemption Fee. Effective May 1, 2009, the Funds will no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the RealRetirementTM 2010, RealRetirementTM 2020, RealRetirementTM 2030, RealRetirementTM 2040, and RealRetirementTM 2050 Funds’ Supervisory and Administrative Fees in the Funds’ first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class R
RealRetirementTM 2010 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirementTM 2020 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirementTM 2030 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirementTM 2040 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirementTM 2050 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to the Administrator at March 31, 2009, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
RealRetirementTM 2010 Fund	$52
RealRetirementTM 2020 Fund	54
RealRetirementTM 2030 Fund	54
RealRetirementTM 2040 Fund	54
RealRetirementTM 2050 Fund	54

Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Prior to August 11, 2008, these expenses were allocated on a pro-rata basis to each Fund of the Trust (excluding the All Asset, All Asset All Authority, RealRetirementTM 2010, RealRetirementTM 2020, RealRetirementTM 2030, RealRetirementTM 2040, and RealRetirementTM 2050 Funds which do not bear such expenses) according to its respective net assets. Effective August 11, 2008, the All Asset Fund, All Asset All Authority Fund and PAPS Short-Term Floating NAV Portfolio do not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

38	PIMCO Funds	RealRetirement™ Funds

March 31, 2009

(f) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of a Fund’s assets.

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of underlying PIMCO Funds indirectly incurred by the Funds in connection with the Funds’ investments in underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS No. 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 6.

The RealRetirement™ 2010, RealRetirement™ 2020, RealRetirement™ 2030, RealRetirement™ 2040, and RealRetirement™ 2050 Funds’ invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying Funds”). These Underlying Funds are considered to be affiliated with the RealRetirement™ 2010, RealRetirement™ 2020, RealRetirement™ 2030, RealRetirement™ 2040, and RealRetirement™ 2050 Funds. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2009 (amounts in thousands):

RealRetirement™ 2010 Fund

Underlying Funds	Market Value 03/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 03/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$300	$53	$47	$(179)	$131	$39	$5
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	510	58	24	(203)	344	0	2
Real Return Fund	570	85	27	(73)	555	39	(1)
RealEstateRealReturn Strategy Fund	450	43	5	(320)	169	0	0
Small Cap StocksPLUS® TR Strategy Fund	180	12	9	(70)	114	1	1
StocksPLUS® Fund	300	48	11	(166)	171	20	1
Total Return Fund	690	120	18	(51)	740	60	0
Totals	$3,000	$419	$141	$(1,062)	$2,224	$159	$8

RealRetirement™ 2020 Fund

Underlying Funds	Market Value 03/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$360	$75	$57	$(221)	$162	$48	$5
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	564	83	17	(236)	396	0	1
Real Return Fund	432	62	17	(55)	422	30	0
RealEstateRealReturn Strategy Fund	450	55	1	(330)	174	0	0
Short-Term Floating NAV Portfolio	0	100	0	0	100	0	0
Small Cap StocksPLUS® TR Strategy Fund	234	26	7	(96)	156	1	0
StocksPLUS® Fund	342	61	22	(190)	194	22	2
Total Return Fund	588	126	101	(39)	568	49	(5)
Totals	$2,970	$588	$222	$(1,167)	$2,172	$150	$3

RealRetirement™ 2030 Fund

Underlying Funds	Market Value 03/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$450	$77	$79	$(263)	$193	$58	$8
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	600	53	20	(236)	398	0	2
Real Return Fund	162	12	11	(19)	144	10	0
RealEstateRealReturn Strategy Fund	450	32	0	(316)	166	0	0
Short-Term Floating NAV Portfolio	0	100	0	0	100	0	0
Small Cap StocksPLUS® TR Strategy Fund	312	9	22	(114)	187	2	1
StocksPLUS® Fund	402	65	1	(231)	236	27	0
Total Return Fund	516	67	179	(25)	370	34	(9)
Totals	$2,892	$415	$312	$(1,204)	$1,794	$131	$2

Annual Report	March 31, 2009	39

Notes to Financial Statements  (Cont.)

RealRetirement™ 2040 Fund

Underlying Funds	Market Value 03/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 03/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
Allianz NACM Emerging Markets Opportunities Fund	$60	$1	$0	$(34)	$28	$1	$0
CommodityRealReturn Strategy Fund®	414	83	80	(245)	180	54	9
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	588	45	0	(236)	397	1	0
RealEstateRealReturn Strategy Fund	450	31	0	(315)	165	0	0
Small Cap StocksPLUS® TR Strategy Fund	414	17	13	(159)	260	2	0
StocksPLUS® Fund	546	58	8	(295)	302	35	1
Total Return Fund	228	16	158	(5)	73	10	(8)
Totals	$2,700	$251	$259	$(1,289)	$1,405	$103	$2

RealRetirement™ 2050 Fund

Underlying Funds	Market Value 03/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 03/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
Allianz NACM Emerging Markets Opportunities Fund	$150	$4	$0	$(84)	$69	$4	$0
CommodityRealReturn Strategy Fund®	120	23	26	(69)	51	15	3
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	600	29	8	(232)	389	0	1
RealEstateRealReturn Strategy Fund	450	23	0	(310)	163	0	0
Small Cap StocksPLUS® TR Strategy Fund	450	11	60	(153)	250	2	2
StocksPLUS® Fund	870	75	75	(422)	431	55	(17)
Total Return Fund	60	9	30	(2)	36	4	(2)
Totals	$2,700	$174	$199	$(1,272)	$1,389	$80	$(13)

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
RealRetirementTM 2010 Fund	$4,423	$4,403	$422	$141
RealRetirementTM 2020 Fund	4,886	4,863	599	225
RealRetirementTM 2030 Fund	4,919	4,897	443	314
RealRetirementTM 2040 Fund	4,959	4,936	272	275
RealRetirementTM 2050 Fund	4,648	4,627	189	216

40	PIMCO Funds	RealRetirement™ Funds

March 31, 2009

10. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RealRetirementTM Fund 2010				RealRetirementTM Fund 2020				RealRetirementTM Fund 2030
	Year Ended 03/31/2009		Period from 03/31/2008 to 03/31/2008		Year Ended 03/31/2009		Period from 03/31/2008 to 03/31/2008		Year Ended 03/31/2009		Period from 03/31/2008 to 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	300	$3,000	0	$0	300	$3,000	0	$0	300	$3,000
Administrative Class	1	10	0	0	1	10	0	0	1	10	0	0
Class A	32	277	1	10	34	294	1	10	11	74	1	10
Class C	14	106	0	0	1	10	0	0	13	87	0	0
Class D	3	20	1	10	16	115	1	10	7	41	1	10
Class R	5	35	0	0	1	10	0	0	1	11	0	0
Issued as reinvestment of distributions
Institutional Class	66	465	0	0	67	450	0	0	69	436	0	0
Administrative Class	0	1	0	0	0	1	0	0	0	1	0	0
Class A	6	40	0	0	5	31	0	0	0	3	0	0
Class C	1	9	0	0	0	1	0	0	1	6	0	0
Class D	0	1	0	0	2	12	0	0	0	2	0	0
Class R	0	2	0	0	0	1	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	(7)	(48)	0	0	(1)	(12)	0	0
Class C	0	(3)	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(1)	(6)	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	128	$963	302	$3,020	119	$881	302	$3,020	102	$660	302	$3,020

	RealRetirementTM Fund 2040				RealRetirementTM Fund 2050
	Year Ended 03/31/2009		Period from 03/31/2008 to 03/31/2008		Year Ended 03/31/2009		Period from 03/31/2008 to 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	300	$3,000	0	$0	300	$3,000
Administrative Class	1	10	0	0	1	10	0	0
Class A	4	30	1	10	3	20	1	10
Class C	1	10	0	0	1	11	0	0
Class D	1	2	1	10	1	3	1	10
Class R	1	11	0	0	2	15	0	0
Issued as reinvestment of distributions
Institutional Class	74	431	0	0	67	384	0	0
Administrative Class	0	1	0	0	0	1	0	0
Class A	1	4	0	0	0	2	0	0
Class C	0	1	0	0	0	1	0	0
Class D	0	1	0	0	0	1	0	0
Class R	0	1	0	0	0	2	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	(1)	0	0	0	(3)	0	0
Class C	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	83	$501	302	$3,020	75	$447	302	$3,020

Annual Report	March 31, 2009	41

Notes to Financial Statements  (Cont.)

11. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Pacific Investment Management Company LLC (“PIMCO”), a subsidiary of Allianz Global Investors of America L.P., and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. PIMCO has appealed the class certification. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

42	PIMCO Funds	RealRetirement™ Funds

March 31, 2009

12. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”), management has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. As of March 31, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral (2)
RealRetirement Funds 2010	$24	$24	$(1,118)	$0	$0	$0
RealRetirement Funds 2020	21	0	(1,199)	0	0	(31)
RealRetirement Funds 2030	29	28	(1,341)	0	0	0
RealRetirement Funds 2040	12	7	(1,481)	0	0	0
RealRetirement Funds 2050	14	17	(1,496)	0	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Capital losses realized during the period November 1, 2008 through March 31, 2009 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
RealRetirement Funds 2010	$3,964	$29	$(1,062)	$(1,033)
RealRetirement Funds 2020	3,852	29	(1,183)	(1,154)
RealRetirement Funds 2030	3,703	29	(1,261)	(1,232)
RealRetirement Funds 2040	3,468	29	(1,428)	(1,399)
RealRetirement Funds 2050	3,439	29	(1,417)	(1,388)

(3)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended March 31, 2009 and March 31, 2008, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2009
	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
RealRetirement Funds 2010	$289	$230	$0
RealRetirement Funds 2020	272	225	0
RealRetirement Funds 2030	242	207	0
RealRetirement Funds 2040	230	209	0
RealRetirement Funds 2050	194	198	0

(4)	Includes short-term capital gains, if any, distributed.

Annual Report	March 31, 2009	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Class A, Class C, Class D, Class P, Institutional and Administrative Class Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class C, Class D, Class P, Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the RealRetirementTM 2010 Fund, RealRetirement 2020TM Fund, RealRetirement 2030TM Fund, RealRetirement 2040TM Fund, and RealRetirement 2050TM Fund, five of the seventy-five funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class A, Class C, Class D, Class P, Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 22, 2009

44	PIMCO Funds	RealRetirement™ Funds

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	KCBT	Kansas City Board of Trade
CBOE	Chicago Board Options Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOT	Chicago Board of Trade	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJAIGCI	Dow Jones-AIG Commodity Index	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DWRTT	Dow Jones Wilshire REIT Total Return Index	SPGCCNTR	S&P GSCITR Corn Index
CDX.XO	Credit Derivatives Index - Crossover	EAFE	Europe, Australasia, and Far East Stock Index	TUCPI	Turkey Consumer Price Index
CMBX	Commercial Mortgage-Backed Index	eRAFI	enhanced Research Affiliates Fundamental Index	UKRPI	United Kingdom Retail Price Index
CPI	Consumer Price Index	eRAFI EM	eRAFI Emerging Markets	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CR	Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST	State
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FHA	Federal Housing Administration	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance

Other Abbreviations:
ABS	Asset-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	JIBOR	Johannesburg Interbank Offered Rate	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	SIFMA	Securities Industry and Financial Markets Association
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate
HIBOR	Hong Kong Interbank Offered Rate

Annual Report	March 31, 2009	45

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2009) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2009. ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2009 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2009 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2009 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
RealRetirement Funds 2010	0.41%	0.25%	$89	$146
RealRetirement Funds 2020	0.49%	0.30%	84	139
RealRetirement Funds 2030	0.62%	0.37%	71	125
RealRetirement Funds 2040	0.78%	0.45%	1	126
RealRetirement Funds 2050	1.23%	0.69%	1	110

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2010, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2009.

46	PIMCO Funds	RealRetirement™ Funds

Management of the Trust	(Unaudited)

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	107	Chairman and Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Richard M. Weil* (46) Trustee	02/2009 to Present	Managing Director and member of Executive Committee, PIMCO	107	Trustee, PIMCO Variable Insurance Trust and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

Vern O. Curtis (74) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

J. Michael Hagan (69) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (71) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

* Mr. Harris and Mr. Weil are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	March 31, 2009	47

Management of the Trust  (Cont.)

Executive Officers

Name, Age and Position Held with Trust***	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (49) President	04/2009 to Present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (50) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	02/1993 to Present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King, Jr. (46) Vice President - Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (38) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (39) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (51) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (32) Assistant Secretary	10/2007 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Erik C. Brown (41) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

48	PIMCO Funds	RealRetirement™ Funds

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	March 31, 2009	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

AZ694AR_24867

Annual Report March 31, 2009

Private Account Portfolio Series

Asset-Backed Securities Portfolio

Developing Local Markets Portfolio

Emerging Markets Portfolio

High Yield Portfolio

International Portfolio

Investment Grade Corporate Portfolio

Long Duration Corporate Bond Portfolio

Mortgage Portfolio

Municipal Sector Portfolio

Real Return Portfolio

Short-Term Floating NAV Portfolio

Short-Term Portfolio

U.S. Government Sector Portfolio

The Portfolios issue shares only in private

placement transactions in accordance

with Regulation D or other applicable

exemptions under the Securities Act of

1933, as amended (the “Securities Act”).

The enclosed Annual Report is not an

offer to sell, or a solicitation of any offer to

buy, any security to the public within the

meaning of the Securities Act.

		Page

Chairman’s Letter		2
Important Information About the Portfolios		4
Benchmark Descriptions		19
Financial Highlights		22
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		30
Statements of Cash Flows		33
Notes to Financial Statements		122
Report of Independent Registered Public Accounting Firm		136
Glossary		137
Federal Income Tax Information		138
Management of the Trust		139
Privacy Policy		141
Approval of Investment Advisory Contract and Supervision and Administration Agreement		142

FUND	Fund Summary	Schedule of Investments

Asset-Backed Securities Portfolio	6	34
Developing Local Markets Portfolio	7	45
Emerging Markets Portfolio	8	51
High Yield Portfolio	9	57
International Portfolio	10	63
Investment Grade Corporate Portfolio	11	70
Long Duration Corporate Bond Portfolio	12	78
Mortgage Portfolio	13	82
Municipal Sector Portfolio	14	93
Real Return Portfolio	15	99
Short-Term Floating NAV Portfolio	16	105
Short-Term Portfolio	17	107
U.S. Government Sector Portfolio	18	116

Chairman’s Letter

Dear PIMCO Funds Shareholder:

The serial instability in the financial markets poses consequential and fundamental challenges for investors. The PIMCO mindset—what some might call constructive investment paranoia—is a critical and constant resource and thought discipline in helping us address this difficult market environment for all our clients. This mindset compels us to continuously improve our design of well-engineered investment solutions and strategies, our business model, and our client service. Now, our most important responsibility is to navigate the unexpectedly rough journey to a “new normal,” while remaining focused on how best to protect and preserve investments during these notably challenging times.

Highlights of the financial markets during the twelve-month reporting period include:

■

Central Banks around the globe responded to the deepening global financial crisis by reducing their key-lending rates and adding substantial liquidity to shore up money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 1.50%, with a further reduction to 1.00% outside of the reporting period; the Bank of England reduced its key-lending rate to 0.50%; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally underperformed U.S. Treasuries as the significant systemic deleveraging of financial balance sheets led to a “flight-to-quality” by investors, driving short-term U.S. Treasury yields towards zero, and at times below zero. In March 2009, however, the potential for significant new issuance of U.S. Treasuries to support the U.S. Government’s fiscal stimulus and bank bail-out plans created anxiety about prices of U.S. Treasuries. This was especially true on the long-end of the yield curve, causing yields to increase. The yield on the ten-year U.S. Treasury decreased 0.75% to end the period at 2.66%. The Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), a widely used index comprised of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 3.13% for the period.

■

Agency mortgage-backed securities (“MBS”) outperformed U.S. Treasuries despite significant spread volatility in response to the ongoing credit and liquidity crisis. The Federal Reserve’s Agency MBS Purchase Program helped cause spreads to tighten towards the end of the reporting period, mitigating somewhat the poor performance from earlier in the fiscal year. Non-Agency mortgages (not backed by a U.S. Government guarantee) lagged U.S. Treasuries as concerns over liquidity and deteriorating collateral value drove this sector to underperform. Consumer asset-backed securities (“ABS”), such as credit card, student loan and auto loan ABS, substantially underperformed like-duration U.S. Treasuries as unprecedented liquidity and default pressures forced the repricing of many of these securities downward, particularly in the latter part of the period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 2.04%, as represented by the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index), amid the same global deleveraging event that has impacted almost all asset classes. U.S. TIPS lagged their nominal U.S. Treasury counterparts as inflation pressures eased, and investors generally preferred the better liquidity of nominal U.S. Treasuries. Commodities, as measured by the Dow Jones-AIG Commodity Index Total Return, declined 44.99% for the period. Expectations for considerably lower global commodity demand than previously embedded into prices due to the rapid economic slowdown, led to the downward repricing of most commodity markets.

2	PIMCO Funds	Private Account Portfolio Series

■

Across the industry spectrum, corporate bonds dramatically underperformed like-duration U.S. Treasuries. Credit risk premiums rose significantly, reaching record high levels in both the investment-grade and high-yield markets, as strong concerns surrounding forecasts of rapidly decreasing corporate revenues, substantially increased bond default rates, and likely lower recovery values pressured overall sector bond valuations. Financial and banking issuers lagged like-duration U.S. Treasuries by a wide margin. Amid the flight-to-quality and revisions in business prospects downward, securities positioned on the lower-end of the capital structure and quality tiers came under the most pressure. Bank issuers benefited from an aggressive government policy response intended to revitalize lending. However, government action was unable to prevent spreads on bank bonds from widening further during the period.

■

Municipal bonds underperformed U.S. Treasuries as investors also reduced risk due to the financial crisis. The municipal market became extremely dislocated as a result of several factors, including municipal bond insurer downgrades, major broker/dealers either leaving the municipal bond market or reducing their own risk, the disappearance of longer-duration municipal investors, and an overall exodus from risk sectors. In the first quarter of 2009, however, the municipal bond sector experienced a rebound in performance as investors took advantage of attractive yields. The Barclays Capital Municipal Bond Index (formerly named the Lehman Brothers Municipal Bond Index) returned 2.27% for the period.

■

Emerging market (“EM”) bonds lagged U.S. Treasuries amid heightened risk aversion and a move by the market to prefer U.S. dollar-based securities. Most local currency-denominated EM bonds posted losses in U.S. dollar terms.

■

Equities worldwide experienced significantly elevated volatility and generally trended down over the reporting period. U.S. equities, as measured by the S&P 500 Index, declined 38.09%. International equities, as measured by the MCSI World Net Dividend Index (in USD) declined 42.58% over the one-year period.

On the following pages of this Annual Report for the Private Account Portfolio Series (the “Portfolios”), the separate portfolios of the PIMCO Funds, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently and intensely to stay on the forefront of risk in this demanding investment environment. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

May 15, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2009	3

Important Information About the Portfolios

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds offering memorandum. Investors should consider the investment objectives, risks, charges and expenses of these Portfolios carefully before investing. This and other information is contained in the Portfolios’ offering memorandum. Please read the offering memorandum carefully before you invest or send money.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Portfolio.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these and other risks is contained in each Portfolio’s offering memorandum. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. A non-diversified portfolio may have additional risk and volatility compared to a diversified portfolio. Shareholders of a municipal bond portfolio will, at times, incur a tax liability, as income from such a portfolio may be subject to state and local taxes and, where applicable, the alternative minimum tax. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Portfolio Summary page in this Annual Report, the Average Total Return Investment Performance table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Portfolio’s inception.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and is available without charge, upon request, by calling the Trust at 1-866-746-2606. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

4	PIMCO Funds	Private Account Portfolio Series

The following disclosure provides important information regarding each Portfolio’s Expense Example (“Example” or “Expense Example”), which appears on each Portfolio’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, supervisory and administrative fees, and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2008 to March 31, 2009; with exception of the Long Duration Corporate Bond Portfolio, which is from December 22, 2008 (the date the Fund commenced operations) to March 31, 2009, and Short-Term Floating NAV Portfolio, which is from October 17, 2008 (the date the Fund commenced operations) to March 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information under this heading, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the trustees independent and their counsel, extraordinary expenses, and interest expense.

Annual Report	March 31, 2009	5

PIMCO Asset-Backed Securities Portfolio

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

Asset-Backed Securities	28.1%
U.S. Government Agencies	23.9%
Mortgage-Backed Securities	23.8%
Short-Term Instruments	18.8%
Corporate Bonds & Notes	3.0%
Other	2.4%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Portfolio Inception (10/31/00)
Asset-Backed Securities Portfolio	-22.39%	-1.19%	2.80%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	2.78%
Barclays Capital Asset-Backed Securities Index	-4.28%	0.64%	3.67%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$810.64	$1,020.89
Expenses Paid During Period†	$3.66	$4.08

† Expenses are equal to the net annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Asset-Backed Securities Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities, which may be represented by options, futures contracts, or swap agreements.

»	An allocation to Agency mortgage-backed securities added to returns as they outperformed the Barclays Capital Asset-Backed Securities Index (the ‘”ABS Index”).

»	An overweight to home equity ABS detracted from performance as the sector severely underperformed the ABS index.

»	An underweight to auto ABS detracted from performance as the sector was the strongest performer in the ABS index during the period.

»	An allocation to student loan ABS detracted from performance as they underperformed both the credit card and auto ABS sectors.

»	Exposure to commercial mortgage-backed securities detracted from returns as they underperformed the ABS index.

6	PIMCO Funds	Private Account Portfolio Series

PIMCO Developing Local Markets Portfolio

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

United States	53.5%
Short-Term Instruments	40.9%
Russia	1.6%
Mexico	1.5%
South Korea	1.1%
Other	1.4%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	Portfolio Inception (07/30/04)
Developing Local Markets Portfolio	-30.04%	1.88%
Citigroup 3-Month Treasury Bill Index	1.13%	3.21%	*
Custom JPM ELMI+ Benchmark	-11.27%	7.24%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 07/31/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$765.71	$1,024.18
Expenses Paid During Period†	$0.66	$0.76

† Expenses are equal to the net annualized expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Developing Local Markets Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in fixed-income instruments denominated in the currencies of, developing markets. The Portfolio defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income Organization for Economic Cooperation and Development (“OECD”) economies for the past five consecutive years.

»

An initial overweight to Russia, which was switched to an underweight position towards the end of the period, detracted from returns as the Russia sub index underperformed the Portfolio’s benchmark for the period.

»	An overweight to China benefited returns as the China sub index outperformed the Portfolio’s benchmark for the period.

»	An underweight to Romania benefited returns as the Romania sub index underperformed the Portfolio’s benchmark for the period.

»	An underweight to Hungary benefited performance as the Hungary sub index underperformed the Portfolio’s benchmark for the period.

»	An underweight to Argentina’s Peso detracted from returns as the Argentina sub index outperformed the Portfolio’s benchmark for the period.

Annual Report	March 31, 2009	7

PIMCO Emerging Markets Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

Brazil	44.8%
United States	16.5%
Short-Term Instruments	13.7%
Mexico	6.1%
Russia	5.2%
Other	13.7%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
Emerging Markets Portfolio	-16.30%	3.95%	9.57%	9.19%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	3.19%	3.34%	**
Custom JPM ELMI+ Benchmark	-11.27%	4.80%	7.99%	7.85%	**

All Portfolio returns are net of fees and expenses.

** Average annual total return since 03/31/98.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$924.44	$1,024.28
Expenses Paid During Period†	$0.62	$0.66

† Expenses are equal to the net annualized expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Emerging Markets Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of fixed-income instruments that are economically tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”).

»	An underweight to Argentina’s Peso detracted from returns as the Argentina sub index outperformed the Portfolio’s index for the period.

»	An underweight to Romania benefited returns as the Romania sub index underperformed the Portfolio’s benchmark for the period.

»	An underweight to Hungary benefited performance as the Hungary sub index underperformed the Portfolio’s benchmark for the period.

»	An overweight to China benefited returns as the China sub index outperformed the Portfolio’s benchmark for the period.

»	An allocation to Brazilian local rates benefited performance as local rates rallied during the period.

»	An allocation to emerging market (“EM”) spread duration detracted from performance as EM spreads over comparable maturity U.S. Treasuries widened during the period.

8	PIMCO Funds	Private Account Portfolio Series

PIMCO High Yield Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

Industrials	27.8%
Banking & Finance	18.5%
Utilities	15.5%
Purchased Options	7.8%
U.S. Government Agencies	7.5%
Bank Loan Obligations	6.5%
Short-Term Instruments	5.2%
Other	11.2%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Portfolio Inception (12/08/00)
High Yield Portfolio	-24.62%	-0.11%	2.29%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	2.75%	*
Merrill Lynch U.S. High Yield, BB-B Rated Index	-16.95%	0.46%	3.91%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 11/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$852.56	$1,024.58
Expenses Paid During Period†	$0.32	$0.35

† Expenses are equal to the net annualized expense ratio of 0.07%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, and which are rated below-investment grade, but rated at least B by Moody’s or equivalently rated by S&P and Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»

An overweight to the finance sector and an emphasis on high-grade issuers in this sector significantly detracted from performance as these sub-sectors performed worse than the broad credit and high-yield sectors.

»	An underweight to the environmental sector detracted from returns as this industry category, which was among the top performing in the high-yield market, was resilient over the period.

»	As the deterioration of fundamentals accelerated late in the period for the publishing sector, an overweight to these credits detracted from relative performance.

»

While an overweight to auto-related bonds detracted from performance, an emphasis on auto captive finance bonds, where performance was strongest and outperformed the overall market, was a positive for security selection.

»	An overweight to the healthcare sector was a strong positive for performance over the period.

»	An underweight to the gaming sector, which underperformed the market by a wide margin, benefited returns relative to the Portfolio’s benchmark index.

»	Tactical exposure to investment-grade bonds, which outperformed the high-yield market by over 15.00% over the period, benefited performance.

Annual Report	March 31, 2009	9

PIMCO International Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

United States	53.3%
United Kingdom	19.4%
Netherlands	6.2%
Short-Term Instruments	5.9%
France	5.0%
Other	10.2%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
International Portfolio	3.45%	4.92%	7.00%	7.98%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	3.19%	4.11%	*
JPMorgan GBI Global ex-U.S. Index Hedged in USD	5.74%	5.04%	5.21%	6.98%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 11/30/89.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,149.73	$1,024.28
Expenses Paid During Period†	$0.70	$0.66

† Expenses are equal to the net annualized expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The International Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a portfolio of fixed-income instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”).

»

Overweight duration in the U.K. and Eurozone, especially during the period from November through March, benefited performance as yields decreased. A curve-steepening bias, especially from September to January in the U.K. and Eurozone, contributed to returns as the yield curves in these regions steepened during the period.

»	Holdings of corporate bonds, especially those of select financial companies, detracted from performance as spreads on these bonds widened during the period.

»	An underweight to the British pound and euro, especially from July to December, benefited performance as these currencies depreciated relative to the U.S. dollar.

»	Positions in both Agency and non-Agency MBS, as well as positions in ABS, detracted from performance as prices for these securities were marked down during the period.

»	Exposure to short-dated Euro interest rate swaps, especially from August to December 2008, detracted from performance as front-end swap spreads widened versus Euro government bonds.

10	PIMCO Funds	Private Account Portfolio Series

PIMCO Investment Grade Corporate Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

Banking & Finance	53.1%
Utilities	18.3%
Industrials	16.5%
PIMCO Funds	5.5%
Short-Term Instruments	3.0%
Other	3.6%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Portfolio Inception (01/26/00)
Investment Grade Corporate Portfolio	-17.61%	0.97%	5.67%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	3.04%	*
Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher)	-7.27%	0.94%	4.98%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 01/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$971.37	$1,024.43
Expenses Paid During Period†	$0.49	$0.50

† Expenses are equal to the net annualized expense ratio of 0.10%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Investment Grade Corporate Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed-income instruments of varying maturities, which may be represented by options, futures contracts, and/or swap agreements.

»	A below-index duration position detracted from relative performance as the U.S. yield curve declined over the period.

»	The Portfolio’s curve-steepening bias benefited performance as the U.S. yield curve steepened over the period.

»	An above-index allocation to the banking sector, which underperformed, detracted from returns.

»	A below-index exposure to the consumer non-cyclical sector, which performed relatively well, detracted from relative performance.

»	The Portfolio’s above-index allocation to natural gas issues benefited returns as this sector outperformed over the period.

»	An underweight position in the communications sector detracted from returns as these bonds outperformed over the period.

»	The Portfolio’s underweight exposure to insurance bonds benefited returns as this sector underperformed.

»	A below-benchmark allocation to Real Estate Investment Trusts (“REITs”) benefited relative performance as REITs underperformed over the period.

Annual Report	March 31, 2009	11

PIMCO Long Duration Corporate Bond Portfolio

Allocation Breakdown‡

Corporate Bonds & Notes	81.3%
PIMCO Funds	8.4%
U.S. Treasury Obligations	6.8%
U.S. Government Agencies	3.0%
Short-Term Instruments	0.2%
Other	0.3%
‡	% of Total Investments as of 03/31/09

A	line graph is not included since the Portfolio has less than six months of audited financial statements.

Cumulative Total Return for the period ended March 31, 2009
	Portfolio Inception (12/22/08)
Long Duration Corporate Bond Portfolio	-12.64%
Barclays Capital U.S. Long Credit Index	-6.94%	*

All Portfolio returns are net of fees and expenses.

* Cumulative total return since 12/31/08.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (12/22/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$873.60	$1,024.43
Expenses Paid During Period†	$0.25	$0.50

† Expenses are equal to the net annualized expense ratio of 0.10%, multiplied by the average account value over the period, multiplied by 100/182 (to reflect the period since the Fund commenced operations on 12/22/08). The annualized expense ratio of 0.10% reflects net annualized expenses after application of an expense waiver of 0.07%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Long Duration Corporate Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of corporate fixed-income instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Portfolio was launched on December 22, 2008.

»	An average below-index duration since the inception of the Portfolio detracted from performance as yields fell across all maturities.

»	A curve-steepening bias added value as the two- to 30-year yield spread steepened.

»	A short position in long interest rate swaps since the inception of the Portfolio detracted from relative performance as the 30-year swap spread narrowed.

»	An underweight to long Agency debentures contributed to performance as they underperformed like-duration U.S. Treasuries.

»	An underweight to corporates benefited performance as corporates underperformed U.S. Treasuries since the inception of the Portfolio.

12	PIMCO Funds	Private Account Portfolio Series

PIMCO Mortgage Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

U.S. Government Agencies	86.8%
Mortgage-Backed Securities	6.3%
Asset-Backed Securities	4.0%
Short-Term Instruments	1.8%
Corporate Bonds & Notes	0.6%
Other	0.5%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Portfolio Inception (01/31/00)
Mortgage Portfolio	3.75%	5.00%	6.86%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	3.04%
Barclays Capital U.S. MBS Fixed Rate Index	8.26%	5.65%	6.78%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,030.47	$1,018.15
Expenses Paid During Period†	$6.88	$6.84

† Expenses are equal to the net annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Mortgage Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities (“ABS”).

»	An increasing overweight position to mortgage-backed securities (“MBS”) spread duration added to returns as MBS spreads compressed in the last quarter of the period.

»

An overweight to 30-year conventional MBS (Federal National Mortgage Association and Federal Home Loan Mortgage Corporation) versus Government National Mortgage Association MBS added to performance as they generally outperformed MBS generally.

»	An underweight to interest rate duration towards the end of 2008 detracted from performance as U.S. Treasury rates rallied.

»	Exposure to commercial mortgage-backed securities detracted from returns as they lagged fixed-rate MBS.

»	Exposure to short-maturity home equity ABS detracted from performance as they underperformed fixed-rate MBS over the period.

Annual Report	March 31, 2009	13

PIMCO Municipal Sector Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

California	17.9%
Texas	15.3%
New York	12.9%
Illinois	7.8%
Massachusetts	7.6%
Short-Term Instruments	7.0%
Other	31.5%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Portfolio Inception (08/21/00)
Municipal Sector Portfolio	-16.34%	-1.77%	2.09%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	2.85%	*
Barclays Capital Long Municipal Bond Index	-4.50%	1.74%	4.37%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 08/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00		$1,000.00
Ending Account Value (03/31/09)	$999.03		$1,022.54
Expenses Paid During Period(a)	$2.39	(c)	$2.42	(c)
Expenses Paid During Period, Excluding Interest Expense for Floating Rates Notes(b)	$0.24		$0.25

(a) Expenses for the Portfolio are equal to the net annualized expense ratio of 0.48% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Expenses for the Portfolio are equal to the net annualized expense ratio of 0.05% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(c) Includes non-cash interest expense of $2.15 for Actual Performance and $2.17 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in an inverse floating rate transaction accounted for as a secured borrowing. Refer to Note 3(g) in the Notes to Financial Statements for additional information regarding inverse floating rate transactions.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Municipal Sector Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of fixed-income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements.

»	The Portfolio’s average credit quality was AA at the end of the period versus the benchmark’s average of AA3/A1.

»

Municipals underperformed U.S. Treasuries and the taxable debt sector over the period; the Barclays Capital Municipal Bond Index returned 2.27%, while the Barclays Capital U.S. Aggregate and the Barclays Capital Treasury Indices returned 3.13% and 7.48%, respectively.

»	The Portfolio’s effective duration was managed below its benchmark throughout the period, which detracted from performance, as municipal yields moved lower over the period.

»	Curve positioning was positive for performance as the municipal yield curve steepened over the period.

»	Exposure to long maturity payer swaps detracted from performance, while exposure to the water and sewer sector benefited performance over the period.

14	PIMCO Funds	Private Account Portfolio Series

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

U.S. Treasury Obligations	64.7%
U.S. Government Agencies	20.9%
Corporate Bonds & Notes	10.3%
PIMCO Funds	1.3%
Mortgage-Backed Securities	0.9%
Other	1.9%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Portfolio Inception (04/28/00)
Real Return Portfolio	-7.59%	3.18%	7.46%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	2.96%	*
Barclays Capital U.S. TIPS Index	-2.04%	4.15%	7.34%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,015.22	$1,024.18
Expenses Paid During Period†	$0.75	$0.76

† Expenses are equal to the net annualized expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) declined 2.04% as measured by the Barclays Capital U.S. TIPS Index.

»	An overweight to U.S. TIPS duration from October 2008 through March 2009 benefited performance as the ten-year U.S. TIPS real yield declined during the period.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	Exposure to U.S. corporate bonds in the finance sector significantly detracted from performance as spreads over U.S. Treasuries increased.

Annual Report	March 31, 2009	15

PIMCO Short-Term Floating NAV Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

Repurchase Agreements	51.5%
Commercial Paper	39.9%
U.S. Government Agencies	8.1%
U.S. Cash Management Bills	0.3%
Other	0.2%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Cumulative Total Return for the period ended March 31, 2009
	Portfolio Inception (10/17/08)
Short-Term Floating NAV Portfolio	0.41%
Citigroup 3-Month Treasury Bill Index	0.17%	*

All Portfolio returns are net of fees and expenses.

* Cumulative total return since 10/31/08.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/17/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,004.14	$1,024.93
Expenses Paid During Period†	$0.00	$0.00

† Expenses are equal to the net annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 166/182 (to reflect the period since the Fund commenced operations on 10/17/08).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Short-Term Floating NAV Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Portfolio was launched on October 17, 2008.

»	The Portfolio had a focus on high-quality and short-maturity assets and ended the period with an average credit quality of AAA.

»	The Portfolio’s weighted average maturity ended the period at 40 days, which was slightly shorter than the weighted average maturity at the end of 2008.

»	The Portfolio moved its exposure from high quality commercial paper to Agency discount notes over the period. These Agency discount notes provided a yield advantage over U.S. Treasury Bills.

»	An allocation to longer-maturity securities helped provide a yield advantage over three-month U.S. Treasury Bills as the yield curve was positively sloped.

16	PIMCO Funds	Private Account Portfolio Series

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2009

Allocation Breakdown‡

Mortgage-Backed Securities	35.7%
U.S. Government Agencies	21.6%
Corporate Bonds & Notes	16.6%
Asset-Backed Securities	12.8%
Short-Term Instruments	8.5%
Other	4.8%
‡	% of Total Investments as of 03/31/09

$5,000,000 invested at the beginning of the first full month following the inception date.

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Portfolio Inception (04/20/00)
Short-Term Portfolio	-13.94%	-1.09%	1.47%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	2.96%	*
3 Month LIBOR Index	2.71%	3.82%	3.52%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$887.43	$1,021.34
Expenses Paid During Period†	$3.39	$3.63

† Expenses are equal to the net annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Above benchmark U.S. duration benefited returns as interest rates declined across the yield curve.

»

A curve-steepening bias benefited performance as the yield curve steepened over the period. This gain was partially offset by duration hedging in the long end of the yield curve as long-maturity swap and U.S. Treasury rates moved lower over the period.

»	Positions in home equity asset-backed securities as well as positions in commercial mortgage-backed securities detracted from performance as these sectors underperformed over the period.

»	Exposure to investment-grade corporate securities detracted from performance as the sector underperformed U.S. Treasuries over the period.

Annual Report	March 31, 2009	17

PIMCO U.S. Government Sector Portfolio

Cumulative Returns Through March 31, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

U.S. Government Agencies	38.0%
U.S. Treasury Obligations	19.3%
Mortgage-Backed Securities	13.6%
Corporate Bonds & Notes	10.6%
Asset-Backed Securities	6.5%
Short-Term Instruments	4.5%
Other	7.5%
‡	% of Total Investments as of 03/31/09

Average Annual Total Return for the period ended March 31, 2009
	1 Year	5 Years	Portfolio Inception (01/31/00)
U.S. Government Sector Portfolio	9.05%	8.90%	10.13%
Citigroup 3-Month Treasury Bill Index	1.13%	3.06%	3.04%
Barclays Capital Government Bond Index	6.95%	5.24%	6.88%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/08)	$1,000.00	$1,000.00
Ending Account Value (03/31/09)	$1,115.28	$1,024.23
Expenses Paid During Period†	$0.74	$0.71

† Expenses are equal to the net annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The U.S. Government Sector Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities (“MBS”).

»	An above-index duration position during the period benefited performance as yields fell across all maturities.

»	A curve-steepening bias during the period benefited performance as the two- to 30-year yield spread steepened.

»	An allocation to long interest rate swaps during the year benefited relative performance as the 30-year swap spread narrowed.

»	An allocation to long Agency securities detracted from performance as they underperformed like-duration U.S. Treasuries.

»	A small allocation to corporate securities detracted from performance as they underperformed like-duration U.S. Treasuries during the period.

»	An out-of-benchmark allocation to MBS contributed to performance as MBS outperformed U.S. Treasuries during the period.

18	PIMCO Funds	Private Account Portfolio Series

Benchmark Descriptions

Index	Description

3 Month LIBOR Index	3 Month LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Asset-Backed Securities Index	Barclays Capital Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher)	Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital Government Bond Index	Barclays Capital Government Bond Index is an unmanaged index consists of securities issued by the U.S. Government with a maturity of one year or more. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital Long Municipal Bond Index	Barclays Capital Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Long Credit Index	Barclays Capital U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. MBS Fixed Rate Index	Barclays Capital U.S. MBS Fixed Rate Index, formerly known as Barclays Capital Mortgage Index, covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Citigroup 3-Month Treasury Bill Index	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2009	19

Benchmark Descriptions  (Cont.)

Index	Description

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus. It is not possible to invest directly in an unmanaged index.

Dow Jones-AIG Commodity Index Total Return	Dow Jones-AIG Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-U.S. Index Hedged in USD	JPMorgan GBI Global ex-U.S. Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Merrill Lynch U.S. High Yield, BB-B Rated Index	Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ML High Yield Cash Pay, BB-B rated. Merrill Lynch High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. It is not possible to invest directly in an unmanaged index.

MSCI World Net Dividend Index (in USD)	MSCI World Net Dividend Index (in USD). MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

20	PIMCO Funds	Private Account Portfolio Series

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report	March 31, 2009	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Asset-Backed Securities Portfolio
03/31/2009	$10.80	$0.62	$(2.91)	$(2.29)	$(0.80)	$(0.57)
03/31/2008	10.66	0.59	0.06	0.65	(0.51)	0.00
03/31/2007	10.47	0.60	0.15	0.75	(0.56)	0.00
03/31/2006	10.57	0.55	(0.13)	0.42	(0.52)	0.00
03/31/2005	10.79	0.43	(0.18)	0.25	(0.47)	0.00

Developing Local Markets Portfolio
03/31/2009	$11.99	$0.46	$(3.99)	$(3.53)	$(0.34)	$(3.37)
03/31/2008	11.55	0.64	1.12	1.76	(0.91)	(0.41)
03/31/2007	11.17	0.60	0.60	1.20	(0.51)	(0.31)
03/31/2006	10.98	0.42	0.47	0.89	(0.29)	(0.41)
07/30/2004 - 03/31/2005	10.00	0.15	1.04	1.19	(0.21)	0.00

Emerging Markets Portfolio
03/31/2009	$10.77	$0.74	$(2.46)	$(1.72)	$(0.54)	$(0.12)
03/31/2008	11.20	0.65	(0.01)	0.64	(0.95)	(0.12)
03/31/2007	11.32	0.68	0.53	1.21	(0.74)	(0.59)
03/31/2006	10.92	0.70	0.84	1.54	(0.71)	(0.43)
03/31/2005	11.43	0.54	0.29	0.83	(0.81)	(0.53)

High Yield Portfolio
03/31/2009	$8.06	$0.64	$(2.58)	$(1.94)	$(0.65)	$(0.33)
03/31/2008	8.55	0.63	(0.45)	0.18	(0.62)	(0.05)
03/31/2007	8.32	0.64	0.15	0.79	(0.56)	0.00
03/31/2006	8.25	0.64	0.05	0.69	(0.62)	0.00
03/31/2005	8.37	0.61	0.06	0.67	(0.79)	0.00

International Portfolio
03/31/2009	$4.58	$0.14	$0.00	$0.14	$(0.15)	$0.00
03/31/2008	4.53	0.21	0.10	0.31	(0.26)	0.00
03/31/2007	5.06	0.18	(0.05)	0.13	(0.66)	0.00
03/31/2006	5.86	0.14	0.02	0.16	(0.66)	(0.30)
03/31/2005	5.91	0.11	0.36	0.47	(0.26)	(0.26)

Investment Grade Corporate Portfolio
03/31/2009	$9.86	$0.57	$(2.28)	$(1.71)	$(0.41)	$0.00
03/31/2008	10.03	0.58	(0.20)	0.38	(0.53)	(0.02)
03/31/2007	9.77	0.60	0.27	0.87	(0.61)	0.00
03/31/2006	9.74	0.57	0.09	0.66	(0.60)	(0.03)
03/31/2005	11.11	0.58	(0.03)	0.55	(0.68)	(1.24)

Long Duration Corporate Bond Portfolio
12/22/2008 - 03/31/2009	$10.00	$0.14	$(1.40)	$(1.26)	$(0.03)	$0.00

Mortgage Portfolio
03/31/2009	$10.63	$0.75	$(0.38)	$0.37	$(0.72)	$0.00
03/31/2008	10.45	0.60	0.15	0.75	(0.57)	0.00
03/31/2007	10.29	0.57	0.17	0.74	(0.58)	0.00
03/31/2006	10.39	0.49	(0.16)	0.33	(0.42)	(0.01)
03/31/2005	10.67	0.36	0.08	0.44	(0.47)	(0.17)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.17%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.12%.

22	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(1.37)	$7.14	(22.39)%	$510,881	0.72%		0.05%		6.51%	173%
0.00	(0.51)	10.80	6.21	1,102,173	0.82		0.05		5.39	87
0.00	(0.56)	10.66	7.30	533,748	1.83		0.05		5.71	49
0.00	(0.52)	10.47	4.06	314,685	1.57		0.05		5.19	67
0.00	(0.47)	10.57	2.34	211,671	0.51		0.05		3.98	79

$0.00	$(3.71)	$4.75	(30.04)%	$76,274	0.17%		0.12%		4.58%	230%
0.00	(1.32)	11.99	15.76	865,101	0.12		0.12		5.28	144
0.00	(0.82)	11.55	11.02	348,637	0.12		0.12		5.29	15
0.00	(0.70)	11.17	8.36	204,449	0.12		0.12		3.78	9
0.00	(0.21)	10.98	11.98	127,000	0.12	*	0.12	*	2.13 *	199

$0.00	$(0.66)	$8.39	(16.30)%	$688,397	0.12%		0.12%		7.77%	297%
0.00	(1.07)	10.77	6.10	1,734,503	0.13		0.12		5.93	333
0.00	(1.33)	11.20	11.12	947,267	0.12		0.12		6.01	224
0.00	(1.14)	11.32	14.44	1,092,908	0.13		0.12		6.09	301
0.00	(1.34)	10.92	7.50	1,522,558	0.12		0.12		4.81	449

$0.00	$(0.98)	$5.14	(24.62)%	$377,688	0.06%		0.05%		9.11%	385%
0.00	(0.67)	8.06	2.18	1,311,402	0.05		0.05		7.58	263
0.00	(0.56)	8.55	9.89	360,207	0.05		0.05		7.55	184
0.00	(0.62)	8.32	8.57	317,019	0.05		0.05		7.66	114
0.00	(0.79)	8.25	8.24	211,569	0.05		0.05		7.20	117

$0.00	$(0.15)	$4.57	3.45%	$1,839,174	0.12%		0.12%		3.33%	779%
0.00	(0.26)	4.58	7.12	3,292,982	0.12		0.12		4.70	591
0.00	(0.66)	4.53	2.67	2,496,716	0.12		0.12		3.65	674
0.00	(0.96)	5.06	3.11	1,890,305	0.12		0.12		2.57	967
0.00	(0.52)	5.86	8.39	2,662,343	0.12		0.12		1.96	288

$0.00	$(0.41)	$7.74	(17.61)%	$3,700,135	0.08%		0.05%		6.49%	164%
0.00	(0.55)	9.86	3.92	3,750,811	0.05		0.05		5.83	93
0.00	(0.61)	10.03	9.21	1,165,111	0.05		0.05		6.03	32
0.00	(0.63)	9.77	6.85	1,052,499	0.05		0.05		5.81	49
0.00	(1.92)	9.74	5.03	976,440	0.05		0.05		5.46	22

$0.00	$(0.03)	$8.71	(12.64)%	$267,186	0.10	%*(b)	0.05	%*(c)	5.67%*	73%

$0.00	$(0.72)	$10.28	3.75%	$10,215,177	0.97%		0.05%		7.28%	1002%
0.00	(0.57)	10.63	7.40	13,802,040	1.25		0.05		5.72	604
0.00	(0.58)	10.45	7.32	9,284,142	0.26		0.05		5.52	668
0.00	(0.43)	10.29	3.16	13,131,692	0.05		0.05		4.70	616
(0.08)	(0.72)	10.39	3.43	8,805,626	0.05		0.05		3.36	725

Annual Report	March 31, 2009	23

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Municipal Sector Portfolio
03/31/2009	$9.40	$0.40	$(1.92)	$(1.52)	$(0.47)	$0.00
03/31/2008	10.53	0.48	(1.06)	(0.58)	(0.45)	(0.10)
03/31/2007	10.27	0.51	0.22	0.73	(0.47)	0.00
03/31/2006	10.14	0.46	0.14	0.60	(0.47)	0.00
03/31/2005	10.45	0.45	(0.25)	0.20	(0.46)	(0.05)

Real Return Portfolio
03/31/2009	$11.35	$0.26	$(1.23)	$(0.97)	$(0.26)	$(1.57)
03/31/2008	10.49	0.67	0.84	1.51	(0.65)	0.00
03/31/2007	10.46	0.42	0.11	0.53	(0.42)	(0.08)
03/31/2006	11.40	0.62	(0.48)	0.14	(0.76)	(0.32)
03/31/2005	11.94	0.42	(0.03)	0.39	(0.60)	(0.33)

Short-Term Floating NAV Portfolio
10/17/2008 - 03/31/2009	$10.00	$0.02	$0.04	$0.06	$(0.05)	$0.00

Short-Term Portfolio
03/31/2009	$9.19	$0.43	$(1.69)	$(1.26)	$(0.57)	$0.00
03/31/2008	9.81	0.50	(0.61)	(0.11)	(0.51)	0.00
03/31/2007	9.72	0.52	0.02	0.54	(0.45)	0.00
03/31/2006	9.77	0.37	(0.01)	0.36	(0.41)	0.00
03/31/2005	9.85	0.20	(0.04)	0.16	(0.23)	(0.01)

U.S. Government Sector Portfolio
03/31/2009	$12.96	$0.45	$0.53	$0.98	$(0.51)	$(4.14)
03/31/2008	10.59	0.56	2.45	3.01	(0.64)	0.00
03/31/2007	10.38	0.53	0.19	0.72	(0.51)	0.00
03/31/2006	10.68	0.42	(0.30)	0.12	(0.40)	(0.02)
03/31/2005	11.26	0.26	(0.25)	0.01	(0.26)	(0.33)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

24	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.47)	$7.41	(16.34)%	$958,402	0.48%	0.05%	4.92%	77%
0.00	(0.55)	9.40	(5.67)	389,284	1.43	0.05	4.81	46
0.00	(0.47)	10.53	7.26	267,835	1.25	0.05	4.87	79
0.00	(0.47)	10.27	5.98	371,200	0.90	0.05	4.45	49
0.00	(0.51)	10.14	1.95	343,054	0.38	0.05	4.41	84

$0.00	$(1.83)	$8.55	(7.59)%	$950,253	0.10%	0.05%	2.70%	1242%
0.00	(0.65)	11.35	15.04	700,395	0.05	0.05	6.31	954
0.00	(0.50)	10.49	5.21	912,909	0.05	0.05	3.97	561
0.00	(1.08)	10.46	1.07	964,745	0.05	0.05	5.48	414
0.00	(0.93)	11.40	3.47	1,689,226	0.05	0.05	3.65	447

$0.00	$(0.05)	$10.01	0.41%	$5,586,486	0.00%*	0.00%*	0.35%*	N/A

$0.00	$(0.57)	$7.36	(13.94)%	$1,436,199	0.39%	0.05%	5.01%	202%
0.00	(0.51)	9.19	(1.21)	3,464,321	0.53	0.05	5.20	317
0.00	(0.45)	9.81	5.67	5,475,245	0.18	0.05	5.27	121
0.00	(0.41)	9.72	3.71	1,383,307	0.05	0.05	3.75	205
0.00	(0.24)	9.77	1.60	2,914,175	0.05	0.05	2.00	283

$0.00	$(4.65)	$9.29	9.05%	$3,188,005	0.11%	0.05%	3.92%	664%
0.00	(0.64)	12.96	29.67	4,146,692	0.11	0.05	5.06	533
0.00	(0.51)	10.59	7.09	8,037,047	0.05	0.05	5.03	361
0.00	(0.42)	10.38	1.04	6,869,541	0.05	0.05	3.88	628
0.00	(0.59)	10.68	0.11	7,553,665	0.05	0.05	2.32	366

Annual Report	March 31, 2009	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	Asset-Backed Securities Portfolio	Developing Local Markets Portfolio	Emerging Markets Portfolio	High Yield Portfolio

Assets:
Investments, at value	$871,274	$59,201	$695,966	$409,061
Investments in Affiliates, at value	19,705	19,407	18,064	11,817
Repurchase agreements, at value	4,126	17,389	4,098	523
Cash	6,790	1,785	1	1,887
Deposits with counterparty	0	25	327	170
Foreign currency, at value	0	860	8,231	1,222
Receivable for investments sold	8,180	382	10,708	7,937
Receivable for Portfolio shares sold	920	0	1,380	0
Interest and dividends receivable	3,153	228	11,375	9,604
Dividends receivable from Affiliates	2	2	13	8
Variation margin receivable	0	0	24	21
Swap premiums paid	10,786	0	760	1,074
Unrealized appreciation on foreign currency contracts	0	24,461	23,787	13
Unrealized appreciation on swap agreements	28,715	4,894	9,422	131
Other assets	0	0	0	0
	953,651	128,634	784,156	443,468

Liabilities:
Payable for reverse repurchase agreements	$119,025	$0	$0	$0
Payable for investments purchased	123,363	3,990	9,738	14,839
Payable for investments in Affiliates purchased	2	2	13	8
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Payable for short sales	5,313	0	0	0
Payable to counterparty	9,841	1,960	1,560	26,412
Payable for floating rate notes issued	0	0	0	0
Payable for Portfolio shares redeemed	1,182	792	14,771	1,451
Overdraft due to custodian	0	0	0	0
Written options outstanding	1	10	0	5,213
Accrued investment advisory fee	8	1	11	6
Accrued supervisory and administrative fee	13	4	57	10
Variation margin payable	0	0	0	0
Swap premiums received	104,790	10	82	3,722
Unrealized depreciation on foreign currency contracts	0	45,589	44,637	685
Unrealized depreciation on swap agreements	79,232	0	24,890	13,434
Other liabilities	0	2	0	0
	442,770	52,360	95,759	65,780

Net Assets	$510,881	$76,274	$688,397	$377,688

Net Assets Consist of:
Paid in capital	$808,463	$186,897	$915,337	$681,376
Undistributed (overdistributed) net investment income	(23)	7,586	(59,401)	19,122
Accumulated undistributed net realized gain (loss)	10,569	(85,898)	(39,159)	(173,869)
Net unrealized appreciation (depreciation)	(308,128)	(32,311)	(128,380)	(148,941)
	$510,881	$76,274	$688,397	$377,688
Shares Issued and Outstanding:	71,523	16,046	82,060	73,422
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)	$7.14	$4.75	$8.39	$5.14

Cost of Investments Owned	$1,128,914	$75,291	$787,953	$540,283
Cost of Investments in Affiliates Owned	$19,704	$19,406	$18,063	$11,817
Cost of Repurchase Agreements Owned	$4,126	$17,389	$4,098	$523
Cost of Foreign Currency Held	$0	$849	$8,564	$1,213
Proceeds Received on Short Sales	$5,250	$0	$0	$0
Premiums Received on Written Options	$90	$11	$0	$1,236

26	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

International Portfolio	Investment Grade Corporate Portfolio	Long Duration Corporate Bond Portfolio	Mortgage Portfolio	Municipal Sector Portfolio	Real Return Portfolio	Short-Term Floating NAV Portfolio	Short-Term Portfolio	U.S. Government Sector Portfolio

$1,737,898	$3,598,108	$250,972	$27,821,987	$1,009,385	$1,337,836	$2,755,252	$1,883,100	$3,853,722
3,842	210,000	23,210	130,310	0	18,354	0	87,514	96,026
3,179	17,800	416	58,000	63,936	5,260	2,925,221	6,104	46,949
3	834	617	22,205	280	141	0	0	0
5,261	0	1,274	37,181	0	1,294	0	0	25,924
18,451	0	103	0	0	4,617	0	0	0
247,347	8,637	24	11,176,589	15,025	222,525	53,456	15,512	44,455
4,520	8,380	7,500	38,310	2,040	2,000	0	0	9,250
14,067	71,722	4,183	91,622	11,056	8,494	2,803	8,875	29,932
53	17	5	56	0	9	0	6	12
1,921	0	166	131	0	90	0	3,222	12,183
6,435	10,824	52	77,187	0	312	0	187	27,651
34,460	0	3	0	0	89	0	0	0
175,446	81,410	327	123,900	0	6,875	0	27,298	299,535
0	0	0	0	30	0	0	0	0
2,252,883	4,007,732	288,852	39,577,478	1,101,752	1,607,896	5,736,732	2,031,818	4,445,639

$0	$73,958	$0	$9,343,830	$0	$152,750	$0	$409,532	$403,278
30,462	6,416	12,551	10,820,418	60,005	123,647	150,246	6,053	140,891
53	17	5	56	0	9	0	6	12
0	0	8,575	180,924	0	190,152	0	0	224,757
135,278	0	0	8,357,665	0	142,773	0	9,370	0
104,058	2,390	400	76,527	20	15,931	0	6,590	101,748
0	0	0	0	66,928	0	0	0	0
12,378	17,181	0	49,452	5,802	22,026	0	8,041	14,716
0	0	0	0	0	0	0	362	0
0	65,966	121	0	0	2,834	0	7,026	92,219
31	61	2	164	15	15	0	23	51
156	91	3	246	22	23	0	35	76
0	0	0	0	0	0	0	3,222	7,240
52,374	12,395	0	248,169	2,557	1,813	0	85,917	113,406
38,678	0	1	0	0	712	0	0	0
40,232	129,118	0	284,850	7,968	4,541	0	59,442	159,240
9	4	8	0	33	417	0	0	0
413,709	307,597	21,666	29,362,301	143,350	657,643	150,246	595,619	1,257,634

$1,839,174	$3,700,135	$267,186	$10,215,177	$958,402	$950,253	$5,586,486	$1,436,199	$3,188,005

$2,018,487	$4,777,879	$274,270	$10,635,073	$1,023,176	$973,947	$5,584,922	$2,153,719	$3,321,452
179,521	34,784	925	203,613	3,841	(1,145)	0	9,793	12,439
(333,989)	(167,913)	(1,138)	(11,472)	(39,447)	(56,715)	158	(193,588)	(269,342)
(24,845)	(944,615)	(6,871)	(612,037)	(29,168)	34,166	1,406	(533,725)	123,456
$1,839,174	$3,700,135	$267,186	$10,215,177	$958,402	$950,253	$5,586,486	$1,436,199	$3,188,005
402,599	477,846	30,671	993,966	129,286	111,110	558,353	195,148	343,024

$4.57	$7.74	$8.71	$10.28	$7.41	$8.55	$10.01	$7.36	$9.29

$1,911,183	$4,441,663	$258,549	$28,208,460	$1,021,044	$1,306,845	$2,753,846	$2,379,567	$4,098,959
$3,842	$209,993	$23,210	$130,310	$0	$18,354	$0	$87,509	$96,020
$3,179	$17,800	$416	$58,000	$63,936	$5,260	$2,925,221	$6,104	$46,949
$18,645	$0	$102	$0	$0	$4,559	$0	$0	$0
$133,705	$0	$0	$8,281,788	$0	$141,642	$0	$9,248	$0
$0	$12,607	$271	$0	$0	$2,682	$0	$2,026	$27,049

Annual Report	March 31, 2009	27

Statements of Operations

Year Ended March 31, 2009
(Amounts in thousands)	Asset-Backed Securities Portfolio	Developing Local Markets Portfolio	Emerging Markets Portfolio	High Yield Portfolio

Investment Income:
Interest, net of foreign taxes*	$61,731	$16,282	$71,733	$69,193
Dividends	0	0	0	1,232
Dividends from Affiliate investments	2	6	68	11
Miscellaneous income	0	0	8	3
Total Income	61,733	16,288	71,809	70,439

Expenses:
Investment advisory fees	171	69	183	154
Supervisory and administrative fees	257	343	913	231
Trustees’ fees	1	0	2	1
Organization costs	0	0	0	0
Interest expense	5,753	174	43	63
Miscellaneous expense	3	1	3	3
Total Expenses	6,185	587	1,144	452
Reimbursement by Manager	0	0	0	0
Net Expenses	6,185	587	1,144	452

Net Investment Income	55,548	15,701	70,665	69,987

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(7,237)	(28,528)	(65,088)	(95,389)
Net realized gain (loss) on Affiliate investments	2	0	(4)	6
Net realized gain (loss) on futures contracts, written options and swaps	58,202	(20,411)	(72,243)	(73,040)
Net realized gain (loss) on foreign currency transactions	0	(4,857)	41,949	5,181
Net change in unrealized appreciation (depreciation) on investments	(193,961)	(7,649)	(85,992)	(113,063)
Net change in unrealized appreciation on Affiliate investments	1	0	1	0
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(105,313)	6,290	31,787	15,979
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(63,777)	(69,379)	(418)
Net Gain (Loss)	(248,306)	(118,932)	(218,969)	(260,744)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(192,758)	$(103,231)	$(148,304)	$(190,757)

* Foreign tax withholdings	$0	$14	$0	$0

(1)	Period from December 22, 2008 to March 31, 2009.
(2)	Period from October 17, 2008 to March 31, 2009.

28	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

International Portfolio	Investment Grade Corporate Portfolio	Long Duration Corporate Bond Portfolio (1)	Mortgage Portfolio	Municipal Sector Portfolio	Real Return Portfolio	Short-Term Floating NAV Portfolio (2)	Short-Term Portfolio	U.S. Government Sector Portfolio

$77,864	$277,316	$1,353	$1,034,349	$26,064	$17,341	$2,955	$140,392	$138,453
0	1,991	0	1,179	0	27	0	0	0
187	35	5	93	0	50	0	9	12
72	0	0	0	0	1	1	0	0
78,123	279,342	1,358	1,035,621	26,064	17,419	2,956	140,401	138,465

454	852	4	2,516	96	124	0	522	688
2,269	1,274	7	3,774	143	186	0	783	1,031
4	8	0	24	1	1	0	5	6
0	0	17	0	0	0	0	0	0
110	1,217	11	114,892	2,085	308	0	8,778	1,995
5	10	0	54	1	2	0	8	7
2,842	3,361	39	121,260	2,326	621	0	10,096	3,727
0	0	(17)	0	0	0	0	0	0
2,842	3,361	22	121,260	2,326	621	0	10,096	3,727

75,281	275,981	1,336	914,361	23,738	16,798	2,956	130,305	134,738

(92,657)	(209,902)	(941)	337,139	(5,171)	(44,530)	174	(65,855)	19,014
54	9	5	17	0	4	0	1	8
190,435	(2,919)	(206)	(257,415)	(27,699)	(15,297)	0	(6,264)	120,569
76,380	0	(5)	0	0	5,375	0	0	0
(110,285)	(837,699)	(7,577)	(581,386)	(12,474)	33,881	1,406	(355,905)	(170,828)
0	7	0	0	0	0	0	5	6
(158,120)	(124,835)	703	(98,098)	(6,776)	(3,378)	0	(31,018)	172,272

(10,323)	0	3	0	0	(245)	0	0	0
(104,516)	(1,175,339)	(8,018)	(599,743)	(52,120)	(24,190)	1,580	(459,036)	141,041

$(29,235)	$(899,358)	$(6,682)	$314,618	$(28,382)	$(7,392)	$4,536	$(328,731)	$275,779

$6	$4	$8	$0	$0	$0	$0	$0	$0

Annual Report	March 31, 2009	29

Statements of Changes in Net Assets

	Asset-Backed Securities Portfolio		Developing Local Markets Portfolio		Emerging Markets Portfolio		High Yield Portfolio

(Amounts in thousands)	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$55,548	$45,834	$15,701	$49,341	$70,665	$123,762	$69,987	$94,464
Net realized gain (loss)	50,965	13,969	(53,796)	55,941	(95,382)	80,965	(163,248)	39,460
Net realized gain (loss) on Affiliate investments	2	0	0	0	(4)	0	6	0
Net change in unrealized appreciation (depreciation)	(299,274)	(11,470)	(65,136)	25,229	(123,584)	(77,981)	(97,502)	(57,592)
Net change in unrealized appreciation on Affiliate investments	1	0	0	0	1	0	0	0
Net increase (decrease) resulting from operations	(192,758)	48,333	(103,231)	130,511	(148,304)	126,746	(190,757)	76,332

Distributions to Shareholders:
From net investment income	(68,896)	(42,113)	(11,251)	(77,363)	(51,630)	(200,067)	(62,462)	(95,096)
From net realized capital gains	(43,234)	0	(27,027)	(34,712)	(7,735)	(26,354)	(26,151)	(9,990)
Tax basis return of capital	0	0	0	0	0	0	0	0

Total Distributions	(112,130)	(42,113)	(38,278)	(112,075)	(59,365)	(226,421)	(88,613)	(105,086)

Portfolio Share Transactions:
Receipts for shares sold	213,752	687,500	635,612	1,153,135	312,650	1,960,613	109,935	1,881,107
Issued as reinvestment of distributions	110,957	41,298	35,376	93,072	58,594	215,690	87,398	103,221
Cost of shares redeemed	(611,113)	(166,593)	(1,318,306)	(748,179)	(1,209,681)	(1,289,392)	(851,677)	(1,004,379)
Net increase (decrease) resulting from Portfolio share transactions	(286,404)	562,205	(647,318)	498,028	(838,437)	886,911	(654,344)	979,949

Total Increase (Decrease) in Net Assets	(591,292)	568,425	(788,827)	516,464	(1,046,106)	787,236	(933,714)	951,195

Net Assets:
Beginning of year or period	1,102,173	533,748	865,101	348,637	1,734,503	947,267	1,311,402	360,207
End of year or period*	$510,881	$1,102,173	$76,274	$865,101	$688,397	$1,734,503	$377,688	$1,311,402

*Including undistributed (overdistributed) net investment income of:	$(23)	$8,992	$7,586	$(11,822)	$(59,401)	$(20,371)	$19,122	$8,588

30	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

International Portfolio		Investment Grade Corporate Portfolio		Long Duration Corporate Bond Portfolio	Mortgage Portfolio		Municipal Sector Portfolio

Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008	Period from December 22, 2008 to March 31, 2009	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008

$75,281	$214,150	$275,981	$114,138	$1,336	$914,361	$674,061	$23,738	$14,484
174,158	(90,095)	(212,821)	2,692	(1,152)	79,724	144,286	(32,870)	(1,710)
54	0	9	0	5	17	0	0	0

(278,728)	290,342	(962,534)	(21,454)	(6,871)	(679,484)	94,854	(19,250)	(23,909)

0	0	7	0	0	0	0	0	0

(29,235)	414,397	(899,358)	95,376	(6,682)	314,618	913,201	(28,382)	(11,135)

(74,954)	(270,038)	(191,827)	(111,159)	(402)	(881,081)	(657,419)	(24,191)	(14,647)
0	0	0	(4,730)	0	0	0	0	(3,097)
0	0	0	0	0	0	0	0	0

(74,954)	(270,038)	(191,827)	(115,889)	(402)	(881,081)	(657,419)	(24,191)	(17,744)

212,358	4,031,711	3,341,126	3,045,390	288,898	3,823,862	6,729,297	787,708	231,279
72,820	257,324	188,162	112,828	402	862,534	635,436	23,941	17,367
(1,634,797)	(3,637,128)	(2,488,779)	(552,005)	(15,030)	(7,706,796)	(3,102,617)	(189,958)	(98,318)

(1,349,619)	651,907	1,040,509	2,606,213	274,270	(3,020,400)	4,262,116	621,691	150,328

(1,453,808)	796,266	(50,676)	2,585,700	267,186	(3,586,863)	4,517,898	569,118	121,449

3,292,982	2,496,716	3,750,811	1,165,111	0	13,802,040	9,284,142	389,284	267,835
$1,839,174	$3,292,982	$3,700,135	$3,750,811	$267,186	$10,215,177	$13,802,040	$958,402	$389,284

$179,521	$52,821	$34,784	$12,471	$925	$203,613	$102,400	$3,841	$3,639

Annual Report	March 31, 2009	31

Statements of Changes in Net Assets  (Cont.)

	Real Return Portfolio		Short-Term Floating NAV Portfolio	Short-Term Portfolio		U.S. Government Sector Portfolio

(Amounts in thousands)	Year Ended March 31, 2009	Year Ended March 31, 2008	Period from October 17, 2008 to March 31, 2009	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,798	$55,383	$2,956	$130,305	$223,334	$134,738	$273,780
Net realized gain (loss)	(54,452)	68,282	174	(72,119)	(93,404)	139,583	852,164
Net realized gain on Affiliate investments	4	0	0	1	0	8	0
Net change in unrealized appreciation (depreciation)	30,258	(2,544)	1,406	(386,923)	(154,163)	1,444	14,235
Net change in unrealized appreciation on Affiliate investments	0	0	0	5	0	6	0
Net increase (decrease) resulting from operations	(7,392)	121,121	4,536	(328,731)	(24,233)	275,779	1,140,179

Distributions to Shareholders:
From net investment income	(12,594)	(56,328)	(2,956)	(155,269)	(217,119)	(159,608)	(274,937)
From net realized capital gains	(56,917)	0	(17)	0	0	(995,399)	0
Tax basis return of capital	0	0	0	0	0	0	0

Total Distributions	(69,511)	(56,328)	(2,973)	(155,269)	(217,119)	(1,155,007)	(274,937)

Portfolio Share Transactions:
Receipts for shares sold	627,829	251,177	19,830,900	951,575	2,072,435	1,329,111	2,000,707
Issued as reinvestment of distributions	69,477	55,525	2,973	152,391	213,556	1,134,546	266,071
Cost of shares redeemed	(370,545)	(584,009)	(14,248,950)	(2,648,088)	(4,055,563)	(2,543,116)	(7,022,375)
Net increase (decrease) resulting from Portfolio share transactions	326,761	(277,307)	5,584,923	(1,544,122)	(1,769,572)	(79,459)	(4,755,597)

Total Increase (Decrease) in Net Assets	249,858	(212,514)	5,586,486	(2,028,122)	(2,010,924)	(958,687)	(3,890,355)

Net Assets:
Beginning of year or period	700,395	912,909	0	3,464,321	5,475,245	4,146,692	8,037,047
End of year or period*	$950,253	$700,395	$5,586,486	$1,436,199	$3,464,321	$3,188,005	$4,146,692

*Including undistributed (overdistributed) net investment income of:	$(1,145)	$1,191	$0	$9,793	$28,591	$12,439	$19,189

32	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2009
(Amounts in thousands)	Asset-Backed Securities Portfolio	Mortgage Portfolio	Municipal Sector Portfolio	Short-Term Portfolio

Increase (Decrease) in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase (decrease) in net assets resulting from operations (excluding interest expense)	$(187,005)	$429,510	$(26,297)	$(319,953)

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(1,944,204)	(286,894,626)	(949,000)	(6,273,667)
Proceeds from sales of long-term securities	2,193,488	282,380,789	410,865	7,480,499
Purchases (Proceeds from sales) of short-term portfolio investments, net	(140,914)	449,257	(64,174)	(109,984)
Decrease in deposits with counterparty	7,525	18,099	1,860	2,920
Increase (decrease) in receivable for investments sold	13,887	(326,688)	(15,025)	1,001,784
Increase (decrease) in interest and dividends receivable	1,985	(10,039)	(4,182)	6,897
Increase (decrease) in swap premiums received (paid)	118,413	(236,077)	(26,015)	79,345
Decrease in other assets	0	0	66	0
Increase (decrease) in payable for investments purchased	96,102	(8,829)	60,005	(234,435)
Increase (decrease) in investment advisory fee	(10)	(53)	9	(33)
Increase (decrease) in supervisory and administrative fee	(14)	(80)	13	(48)
Increase in other liabilities	0	0	(1,824)	(8)
Proceeds from futures transactions	2,576	51,643	1,820	4,806
Proceeds (payment) from short sale transactions	(13,329)	3,183,735	0	(669,534)
Unrealized appreciation (depreciation) on investments	299,273	679,484	19,250	386,918
Net realized gain (loss) on investments	(50,967)	(79,741)	32,870	72,118
Net amortization on investments	(4,865)	(19,335)	(1,734)	(3,395)
Net cash used for operating activities	391,941	(382,951)	(561,493)	1,424,230

Cash flows received from financing activities:
Proceeds from shares sold	212,832	3,785,682	785,668	958,550
Payment on shares redeemed	(620,713)	(7,867,965)	(187,996)	(2,663,120)
Cash dividend paid*	(1,173)	(18,547)	(250)	(2,878)
Net borrowing from reverse repurchase agreements	21,909	4,536,972	0	271,336
Interest expense paid	(5,753)	(114,892)	(2,085)	(8,778)
Increase (decrease) in overdraft due to custodian	(2,094)	0	0	362
Increase in payable to counterparty	9,841	76,527	20	6,590
Decrease in payable for floating rate notes issued	0	0	(33,585)	0
Net cash received from financing activities	(385,151)	397,777	561,772	(1,437,938)

Net Increase (Decrease) in Cash and Foreign Currency	6,790	14,826	279	(13,708)

Cash and Foreign Currency:
Beginning of year	0	7,379	1	13,708
End of year	$6,790	$22,205	$280	$0

* Reinvestment of dividends	$110,957	$862,534	$23,941	$152,391

Annual Report	March 31, 2009	33

Schedule of Investments  Asset-Backed Securities Portfolio

	SHARES	VALUE (000S)
PIMCO FUNDS (c) 3.9%

Short-Term Floating NAV Portfolio	1,969,472	$19,705

Total PIMCO Funds (Cost $19,704)		19,705

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.3%

BANKING & FINANCE 3.0%

American International Group, Inc.
5.850% due 01/16/2018	$3,000	1,177

Charlotte Gateway Village LLC
6.410% due 12/01/2016	1,584	1,173

Citigroup, Inc.
8.400% due 04/29/2049	1,000	566

Credit Suisse New York
5.000% due 05/15/2013	2,000	1,935

General Electric Capital Corp.
6.875% due 01/10/2039	1,000	819

Preferred Term Securities XII Ltd.
1.866% due 03/24/2034	2,118	879

Prudential Financial, Inc.
6.000% due 12/01/2017 (e)	10,000	6,618
6.625% due 12/01/2037	1,000	543

Suffield Clo Ltd.
2.194% due 09/26/2014	1,719	1,534

		15,244

INDUSTRIALS 2.3%

CVS Pass-Through Trust
5.880% due 01/10/2028	1,847	1,378

Masco Corp.
5.875% due 07/15/2012	5,000	3,941

Northwest Airlines, Inc.
1.716% due 02/06/2015	1,545	1,087

Times Square Hotel Trust
8.528% due 08/01/2026	7,034	4,226

United Airlines, Inc.
6.636% due 07/02/2022	1,862	1,229

		11,861

Total Corporate Bonds & Notes (Cost $40,713)		27,105

MUNICIPAL BONDS & NOTES 0.4%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,940	2,127

Total Municipal Bonds & Notes (Cost $3,705)		2,127

U.S. GOVERNMENT AGENCIES 41.9%

Fannie Mae
0.652% due 03/25/2036 (e)	442	377
0.722% due 10/27/2037 (e)	12,500	11,258
0.762% due 08/25/2031 - 05/25/2032	523	369
0.822% due 04/25/2029 (e)	32	32
0.872% due 12/25/2016 - 11/25/2032	49	48
0.922% due 06/25/2029 (e)	337	326

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.956% due 11/17/2030 - 05/18/2032 (e)	$430	$419
0.972% due 10/25/2030 (e)	247	242
0.972% due 02/25/2033	371	357
0.994% due 09/17/2027	9	8
1.012% due 06/25/2021 (e)	74	73
1.012% due 10/25/2021	28	28
1.022% due 05/25/2023 - 08/25/2031 (e)	1,867	1,837
1.032% due 10/25/2031 (e)	124	123
1.062% due 01/25/2020 - 09/25/2021 (e)	178	174
1.062% due 11/25/2021 - 03/25/2022	19	18
1.106% due 12/18/2031 (e)	813	798
1.112% due 12/25/2021 (e)	182	179
1.156% due 11/18/2031 (e)	33	32
1.172% due 11/25/2031 (e)	599	590
1.262% due 04/25/2022	28	28
1.312% due 05/25/2022 (e)	57	56
1.412% due 05/25/2018 (e)	112	110
1.412% due 10/25/2020	27	27
1.462% due 08/25/2023 (e)	87	86
1.522% due 04/25/2032 (e)	57	56
1.562% due 12/25/2023 (e)	111	109
1.712% due 10/25/2022 - 09/25/2023 (e)	301	300
1.750% due 12/25/2023 (e)	138	139
1.762% due 01/25/2024 (e)	563	566
2.460% due 12/25/2021	16	15
2.698% due 03/01/2034 (e)	1,443	1,413
3.022% due 07/01/2042 - 10/01/2044 (e)	394	390
3.022% due 03/01/2044	18	18
3.222% due 11/01/2030 - 10/01/2040 (e)	206	204
3.480% due 06/01/2035 (e)	489	484
3.647% due 09/01/2033 (e)	41	41
3.743% due 04/01/2032 (e)	147	146
3.800% due 11/01/2035 (e)	37	38
3.837% due 04/01/2034 (e)	264	265
3.924% due 06/01/2033 (e)	299	299
3.984% due 05/01/2034 (e)	591	602
4.000% due 06/01/2010 - 11/25/2033 (e)	575	573
4.007% due 10/01/2026 - 11/01/2040 (e)	170	170
4.024% due 08/01/2033 (e)	193	196
4.086% due 09/01/2033 (e)	124	126
4.101% due 02/01/2035 (e)	87	87
4.104% due 05/01/2034 (e)	174	170
4.141% due 04/01/2034 (e)	453	453
4.205% due 09/01/2033 (e)	167	169
4.215% due 05/01/2033 (e)	246	250
4.250% due 03/25/2033	24	24
4.250% due 05/25/2033 (e)	517	529
4.256% due 03/01/2029	19	19
4.280% due 01/01/2033 (e)	134	135
4.292% due 02/01/2035 (e)	104	106
4.295% due 04/01/2035 (e)	309	307
4.300% due 12/01/2024	12	12
4.327% due 01/01/2035 (e)	59	60
4.347% due 11/01/2034 (e)	1,192	1,210
4.349% due 11/01/2032 (e)	209	207
4.369% due 05/01/2035 (e)	252	258
4.374% due 08/01/2033 (e)	179	178
4.375% due 04/01/2034 (e)	33	33
4.386% due 10/01/2032 (e)	35	35
4.395% due 04/01/2033 (e)	77	78
4.405% due 10/01/2027	9	9
4.410% due 03/01/2035 (e)	180	184
4.415% due 04/01/2035 (e)	239	238
4.429% due 02/01/2035 (e)	473	472
4.441% due 10/01/2033 (e)	392	390

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.452% due 01/01/2035 (e)	$189	$193
4.470% due 07/01/2034 (e)	72	73
4.474% due 05/01/2036 (e)	158	158
4.478% due 01/01/2035 (e)	175	179
4.500% due 01/01/2010 - 01/01/2035 (e)	1,047	1,050
4.500% due 02/01/2010 - 09/25/2018	178	179
4.504% due 03/01/2035 (e)	72	74
4.523% due 01/01/2035 (e)	203	207
4.538% due 12/01/2034 (e)	146	149
4.540% due 05/01/2036 (e)	287	287
4.543% due 07/01/2033 (e)	82	82
4.556% due 11/01/2034 (e)	322	328
4.593% due 07/01/2033 (e)	125	127
4.599% due 11/01/2034 (e)	146	147
4.608% due 03/01/2033 - 11/01/2034	27	27
4.615% due 07/01/2034 (e)	54	55
4.624% due 01/01/2033 (e)	211	215
4.625% due 10/01/2016 - 12/01/2028	34	34
4.625% due 10/01/2017 - 10/01/2028 (e)	77	77
4.640% due 11/01/2024 (e)	113	111
4.648% due 09/01/2015 (e)	41	41
4.654% due 05/25/2035 (e)	1,603	1,648
4.663% due 06/01/2033 (e)	118	119
4.665% due 12/01/2017 (e)	36	36
4.672% due 01/01/2017 (e)	27	27
4.676% due 01/01/2029	20	21
4.677% due 04/01/2035 - 05/01/2035 (e)	1,083	1,100
4.691% due 05/01/2017 (e)	38	38
4.707% due 08/01/2026 - 03/01/2032 (e)	178	178
4.724% due 10/01/2017	20	20
4.725% due 03/01/2035 (e)	183	184
4.733% due 06/01/2035 (e)	274	274
4.735% due 10/01/2034 (e)	41	41
4.749% due 05/01/2035 (e)	410	421
4.752% due 09/01/2030 (e)	43	43
4.755% due 05/01/2025 (e)	55	55
4.763% due 02/01/2035 - 03/01/2036 (e)	533	536
4.765% due 07/01/2034 (e)	447	456
4.799% due 10/01/2033	16	17
4.799% due 09/01/2035 (e)	1,919	1,924
4.819% due 09/01/2035 (e)	898	919
4.828% due 01/01/2035 (e)	307	312
4.865% due 09/01/2033 (e)	36	37
4.887% due 01/01/2035 (e)	92	94
4.889% due 06/01/2033 (e)	154	157
4.903% due 06/01/2035 (e)	784	802
4.913% due 02/01/2035 (e)	491	502
4.951% due 04/01/2036 (e)	559	567
4.955% due 05/01/2033 (e)	55	56
4.956% due 03/01/2030 (e)	28	29
4.994% due 10/01/2035 (e)	298	306
5.000% due 09/01/2009 - 04/01/2035 (e)	1,917	1,984
5.000% due 10/01/2033 - 05/01/2039	9,319	9,611
5.006% due 06/01/2033 (e)	79	80
5.029% due 10/01/2033 (e)	793	805
5.046% due 07/01/2035 (e)	157	161
5.069% due 08/01/2032 (e)	57	58
5.076% due 04/01/2018	17	17
5.080% due 03/01/2027	11	11
5.107% due 08/01/2035 (e)	261	269
5.119% due 09/01/2033	7	7
5.124% due 01/01/2028 (e)	26	27
5.141% due 09/01/2033	5	5
5.145% due 01/01/2015 (e)	29	29

34	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.163% due 04/01/2036 (e)	$463	$476
5.190% due 03/01/2027 (e)	58	59
5.201% due 12/01/2032 (e)	473	482
5.215% due 05/01/2031	14	14
5.216% due 12/01/2036 (e)	456	464
5.220% due 10/01/2031 (e)	69	71
5.223% due 12/01/2014	11	11
5.244% due 04/01/2037 (e)	385	396
5.250% due 09/01/2032 - 09/01/2033 (e)	154	158
5.263% due 10/01/2018 (e)	752	754
5.266% due 12/01/2035 (e)	84	86
5.274% due 03/01/2036 (e)	267	268
5.301% due 09/01/2033 (e)	197	203
5.326% due 07/01/2033 (e)	128	132
5.327% due 12/01/2033	10	10
5.370% due 08/25/2043 (e)	985	972
5.485% due 01/01/2037 (e)	152	157
5.500% due 04/25/2017 - 09/25/2035 (e)	3,482	3,550
5.500% due 02/01/2018 - 04/01/2039	94,559	98,149
5.701% due 05/01/2036 (e)	123	123
5.767% due 04/01/2036 (e)	270	280
5.788% due 12/01/2036 (e)	274	284
5.850% due 09/16/2028	36	37
5.870% due 12/01/2017 (e)	26	27
5.884% due 12/01/2036 (e)	287	297
5.970% due 02/01/2018	10	11
6.000% due 03/25/2016 (e)	128	135
6.050% due 05/25/2023	23	24
6.140% due 05/01/2033 (e)	155	157
6.142% due 04/01/2036 (e)	45	47
6.165% due 03/01/2019	23	23
6.250% due 07/01/2010	12	12
6.250% due 02/01/2011 (e)	451	472
6.285% due 08/01/2018 (e)	35	35
6.350% due 11/01/2019 (e)	26	27
6.440% due 07/01/2036 (e)	752	797
6.500% due 12/25/2023 - 06/25/2028 (e)	290	309
6.510% due 08/01/2036 (e)	1,069	1,136
6.770% due 01/18/2029	192	198
7.000% due 03/01/2015 - 02/01/2019 (e)	940	986
7.000% due 07/25/2042	14	15
7.500% due 08/25/2021 - 07/25/2022 (e)	328	344
7.875% due 11/01/2018	16	18
8.000% due 07/01/2009 - 08/01/2015	47	49
8.000% due 03/25/2021 (e)	210	232
8.500% due 05/01/2017 - 03/01/2029	56	61
8.500% due 09/01/2021 - 04/01/2032 (e)	528	576
9.375% due 04/01/2016	140	160
15.038% due 08/25/2021 (e)	82	90

Farmer Mac
7.537% due 01/25/2012	310	309

Federal Housing Administration
7.430% due 03/01/2021	11	11

Freddie Mac
0.756% due 03/15/2031 (e)	772	752
0.782% due 08/25/2031	208	168
0.806% due 10/15/2032 - 07/15/2034 (e)	821	796
0.882% due 10/25/2029	2	2
0.906% due 12/15/2029 (e)	64	62
1.006% due 08/15/2029 (e)	264	258
1.006% due 12/15/2031	25	24
1.012% due 02/15/2024 - 09/15/2026 (e)	253	249

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.062% due 05/15/2023 (e)	$239	$236
1.106% due 08/15/2029 - 08/15/2031 (e)	557	546
1.112% due 04/15/2022	17	17
1.212% due 03/15/2020 (e)	57	57
1.262% due 06/15/2022 (e)	58	58
1.343% due 05/15/2023 (e)	110	106
1.512% due 02/15/2021	23	23
1.662% due 05/15/2023 (e)	36	36
2.500% due 10/15/2022 (e)	41	41
2.750% due 02/01/2017	7	7
2.802% due 03/01/2034 (e)	136	135
3.022% due 10/25/2044 (e)	118	115
3.023% due 02/25/2045 (e)	62	54
3.222% due 07/25/2044 (e)	2,363	2,316
3.884% due 02/01/2035 (e)	546	544
4.000% due 10/15/2033 (e)	248	248
4.090% due 09/25/2023 (e)	1,015	852
4.106% due 08/01/2029	23	23
4.127% due 06/01/2034 (e)	1,245	1,267
4.195% due 12/01/2033 (e)	264	265
4.201% due 02/01/2035 (e)	493	492
4.217% due 04/01/2034 (e)	254	257
4.258% due 06/01/2035 (e)	1,032	1,039
4.335% due 02/01/2035 (e)	165	169
4.336% due 11/01/2034 (e)	208	209
4.352% due 01/01/2035 (e)	139	143
4.354% due 02/01/2035 (e)	118	119
4.359% due 11/01/2034 (e)	80	81
4.372% due 11/01/2034 (e)	231	232
4.381% due 01/01/2035 (e)	224	228
4.393% due 11/01/2034 (e)	66	67
4.402% due 01/01/2035 (e)	560	566
4.411% due 08/01/2035 (e)	1,023	1,026
4.420% due 02/01/2035 (e)	259	259
4.424% due 02/01/2035 - 04/01/2035 (e)	1,367	1,380
4.427% due 01/01/2035 (e)	249	252
4.430% due 01/01/2035 (e)	817	826
4.446% due 10/01/2034 (e)	120	122
4.465% due 03/01/2028	16	17
4.486% due 11/01/2034 (e)	116	118
4.487% due 03/01/2025 (e)	83	83
4.496% due 02/01/2035 (e)	172	176
4.500% due 08/01/2010 - 11/15/2025 (e)	1,246	1,260
4.500% due 05/15/2018	10	10
4.508% due 02/01/2035 (e)	69	71
4.519% due 11/01/2024 (e)	255	258
4.525% due 04/01/2035 (e)	653	653
4.558% due 09/01/2033 (e)	276	277
4.562% due 12/01/2024 (e)	287	289
4.593% due 12/01/2035 (e)	278	282
4.642% due 01/01/2035 (e)	34	34
4.678% due 09/01/2035 (e)	325	329
4.797% due 11/01/2035 (e)	400	408
4.840% due 10/01/2033	12	12
4.849% due 01/01/2032 (e)	37	38
4.858% due 11/01/2023	9	9
4.859% due 09/01/2035 (e)	114	117
4.873% due 02/01/2026 (e)	25	25
4.902% due 03/01/2030 (e)	53	54
4.913% due 11/01/2029 (e)	313	314
4.938% due 04/01/2034 (e)	99	100
4.954% due 04/01/2033 (e)	39	40
4.958% due 03/01/2035 (e)	257	263
4.997% due 05/01/2035 (e)	669	688
4.998% due 11/01/2033 (e)	72	74
5.000% due 02/15/2011 - 02/15/2036 (e)	1,784	1,806
5.000% due 04/15/2020	22	22
5.007% due 03/01/2032 (e)	163	164
5.015% due 12/01/2035 - 01/01/2037 (e)	1,698	1,739

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.030% due 01/01/2034 (e)	$62	$64
5.052% due 02/01/2022	14	14
5.069% due 09/01/2028 (e)	51	52
5.126% due 09/01/2033 (e)	43	44
5.134% due 12/01/2033 (e)	640	653
5.135% due 01/01/2036 (e)	548	558
5.151% due 11/01/2027 (e)	116	118
5.154% due 09/01/2035 (e)	278	281
5.158% due 04/01/2031 (e)	35	35
5.175% due 10/01/2033 (e)	110	113
5.210% due 07/01/2032 (e)	30	31
5.222% due 11/01/2034 (e)	513	518
5.223% due 04/01/2033	14	14
5.231% due 08/01/2032	15	15
5.259% due 04/01/2032 (e)	194	192
5.260% due 08/01/2023 (e)	30	31
5.289% due 04/01/2036 (e)	303	313
5.299% due 09/01/2035 (e)	64	66
5.369% due 03/01/2033 (e)	25	26
5.445% due 07/01/2037 (e)	177	182
5.455% due 08/01/2030 (e)	108	110
5.466% due 02/01/2036 (e)	123	126
5.500% due 05/15/2036 (e)	117	121
5.599% due 04/01/2036 (e)	194	201
5.714% due 03/01/2036 (e)	961	992
5.719% due 05/01/2026 (e)	53	54
5.810% due 08/01/2031 (e)	274	276
5.836% due 04/01/2032 (e)	135	138
5.972% due 04/01/2035 (e)	188	193
6.500% due 10/15/2013 - 03/15/2021	44	45
6.500% due 05/15/2029 - 07/25/2043 (e)	3,524	3,753
6.950% due 07/15/2021 (e)	570	616
7.000% due 09/01/2010 - 03/01/2016	59	62
7.000% due 12/01/2014 - 08/01/2032 (e)	2,136	2,269
7.500% due 02/15/2023 (e)	31	33
7.500% due 01/15/2031	26	27
8.000% due 07/01/2010 - 06/01/2015	9	9
8.000% due 03/15/2023 (e)	104	104
9.250% due 11/15/2019	19	21
9.500% due 04/15/2020	20	22
16.087% due 09/15/2014 (e)	26	29

Ginnie Mae
0.945% due 02/20/2029	5	5
0.945% due 09/20/2030 (e)	307	299
0.956% due 03/16/2029 (e)	182	177
1.106% due 10/16/2029 (e)	156	153
3.875% due 11/20/2031	25	25
4.125% due 10/20/2026 - 10/20/2033 (e)	174	174
4.125% due 12/20/2027	5	5
4.625% due 09/20/2018 - 09/20/2028	26	26
4.625% due 07/20/2029 - 09/20/2033 (e)	1,145	1,148
5.000% due 04/20/2016	19	20
5.000% due 01/20/2033 - 01/20/2034 (e)	923	937
5.250% due 02/20/2030	4	4
5.250% due 02/20/2030 (e)	184	188
5.375% due 04/20/2017 - 05/20/2032	91	93
5.375% due 06/20/2021 - 04/20/2033 (e)	651	663
5.500% due 05/20/2016 - 04/20/2019	23	24
7.000% due 10/20/2021 (e)	267	280

Total U.S. Government Agencies (Cost $211,944)		214,024

See Accompanying Notes	Annual Report	March 31, 2009	35

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MORTGAGE-BACKED SECURITIES 41.7%

Adjustable Rate Mortgage Trust
5.198% due 11/25/2035	$3,960	$3,092
5.385% due 11/25/2035	304	191
5.413% due 01/25/2036	382	286

American Home Mortgage Assets
0.732% due 10/25/2046	4,169	1,354
2.553% due 11/25/2046	2,688	798

American Home Mortgage Investment Trust
3.756% due 06/25/2045	329	148
4.390% due 02/25/2045	470	261
5.660% due 09/25/2045	1,007	542

Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	409	409

Banc of America Funding Corp.
4.110% due 05/25/2035	120	86
6.106% due 01/20/2047	78	37

Banc of America Mortgage Securities, Inc.
4.113% due 06/25/2034	470	286
4.147% due 07/25/2034	173	170
4.569% due 11/25/2033	272	219
4.717% due 08/25/2034	296	241
5.137% due 07/25/2033	596	470
5.217% due 11/25/2034	403	290
5.372% due 05/25/2033	355	243
5.495% due 02/25/2033	169	133
6.500% due 09/25/2033	79	77

Bear Stearns Adjustable Rate Mortgage Trust
4.465% due 05/25/2034	49	39
4.530% due 08/25/2033	139	108
4.625% due 10/25/2035	618	375
4.750% due 10/25/2035	718	678
4.793% due 11/25/2034	1,980	1,453
4.861% due 04/25/2034	1,626	1,086
4.911% due 10/25/2034	143	93
4.951% due 11/25/2030	47	41
5.173% due 05/25/2033	1,462	973
5.320% due 02/25/2033	19	17
5.395% due 02/25/2034	1,180	796
5.442% due 10/25/2034	299	183
5.473% due 05/25/2047	3,384	1,737
5.491% due 04/25/2034	2,739	1,998
5.576% due 04/25/2034	416	285
5.735% due 02/25/2036	2,467	1,286
5.758% due 02/25/2036	723	404

Bear Stearns Alt-A Trust
4.908% due 12/25/2033	1,686	1,188
5.186% due 02/25/2036	46	20
5.217% due 03/25/2035	151	77
5.364% due 05/25/2035	122	66
5.381% due 08/25/2036	1,917	782
5.491% due 09/25/2035	194	96
5.781% due 01/25/2036	2,260	832
6.250% due 08/25/2036	5,063	2,131

Bear Stearns Commercial Mortgage Securities
0.666% due 03/15/2019	73	62
1.206% due 03/15/2019	2,500	1,252

Bear Stearns Mortgage Securities, Inc.
4.531% due 06/25/2030	279	274

Bear Stearns Structured Products, Inc.
5.653% due 01/26/2036	2,469	1,563
5.733% due 12/26/2046	1,484	855

Bella Vista Mortgage Trust
0.795% due 05/20/2045	149	58

Carey Commercial Mortgage Trust
5.970% due 09/20/2019	1,681	1,642

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CBA Commercial Small Balance Commercial Mortgage
0.802% due 12/25/2036	$792	$357

CC Mortgage Funding Corp.
1.011% due 01/25/2035	1,485	1,114

Chase Commercial Mortgage Securities Corp.
6.650% due 07/15/2032	1,000	833

Chase Mortgage Finance Corp.
5.000% due 11/25/2033	303	289
5.398% due 01/25/2036	378	186

Citicorp Mortgage Securities, Inc.
4.339% due 11/25/2018	43	39
5.000% due 12/25/2033	130	124

Citigroup Commercial Mortgage Trust
0.626% due 08/15/2021	9	7

Citigroup Mortgage Loan Trust, Inc.
1.322% due 08/25/2035	569	471
4.098% due 08/25/2035	744	543
4.222% due 12/25/2035	193	148
4.248% due 08/25/2035	1,966	1,260
4.682% due 08/25/2035	925	575
4.700% due 12/25/2035	562	422
6.008% due 09/25/2037	6,219	3,106

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	604	487

Commercial Mortgage Pass-Through Certificates
0.728% due 02/05/2019	100	71
5.479% due 02/05/2019	3,000	1,549
5.570% due 02/05/2019	2,000	628
8.283% due 08/15/2033	1,500	1,336

Countrywide Alternative Loan Trust
0.625% due 09/20/2046	13	13
0.712% due 09/25/2046	2,363	850
0.712% due 11/25/2046	178	61
0.740% due 12/20/2046	7,493	2,430
0.745% due 07/20/2046	3,774	1,364
0.755% due 03/20/2046	1,204	438
0.755% due 07/20/2046	3,288	1,189
0.772% due 05/25/2035	519	225
0.792% due 02/25/2036	460	167
0.802% due 12/25/2035	778	313
0.812% due 11/25/2035	185	66
0.832% due 10/25/2035	260	111
0.852% due 10/25/2035	219	91
0.865% due 11/20/2035	1,262	518
0.922% due 03/25/2034	112	93
1.022% due 09/25/2047	109	12
1.292% due 11/25/2035	7,796	2,879
2.593% due 08/25/2046	5,073	1,899
2.633% due 02/25/2036	2,074	841
4.250% due 02/25/2035	1,683	1,641
5.500% due 03/25/2036	316	184
5.750% due 06/25/2033	808	803
5.750% due 03/25/2037	1,500	674
5.895% due 02/25/2037	2,709	1,383
6.000% due 10/25/2032	22	19
6.137% due 08/25/2036	760	521
6.250% due 08/25/2037	1,022	511

Countrywide Home Loan Mortgage Pass-Through Trust
0.792% due 02/25/2035	665	338
0.812% due 04/25/2035	188	81
0.822% due 03/25/2035	136	56
0.842% due 03/25/2035	1,587	667
0.862% due 02/25/2035	188	87
0.912% due 02/25/2035	471	106
0.922% due 08/25/2018	222	214
0.982% due 09/25/2034	377	103
1.112% due 08/25/2034	1,640	668
4.382% due 06/19/2031	11	11
4.500% due 10/25/2018	380	312

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.740% due 08/25/2034	$224	$127
4.862% due 07/19/2033	391	324
4.903% due 02/19/2034	60	25
4.938% due 04/25/2035	508	77
5.000% due 11/25/2018	315	314
5.000% due 06/25/2033	485	485
5.071% due 05/19/2033	61	48
5.250% due 02/20/2036	1,390	754
5.500% due 08/25/2033	892	369

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	500	304

CS First Boston Mortgage Securities Corp.
1.482% due 01/25/2033	3	2
3.201% due 03/25/2032	361	274
4.750% due 08/25/2033	932	772
4.832% due 04/15/2037	2,000	1,554
4.878% due 07/25/2033	25	21
5.489% due 12/25/2032	193	138
5.500% due 11/25/2035	1,647	1,347
5.603% due 07/15/2035	1,180	1,135
5.750% due 04/25/2033	276	265
6.250% due 07/25/2035	1,464	1,180
6.500% due 04/25/2033	70	59
7.000% due 02/25/2033	80	78

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	500	326

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.000% due 10/25/2018	283	273

Downey Savings & Loan Association Mortgage Loan Trust
2.573% due 04/19/2047	2,262	890

Drexel Burnham Lambert CMO Trust
1.247% due 05/01/2016	134	134

First Horizon Alternative Mortgage Securities
4.549% due 03/25/2035	663	317
4.646% due 06/25/2034	2,684	1,572
5.309% due 09/25/2034	1,009	618
5.624% due 11/25/2035	5,742	2,372

First Horizon Asset Securities, Inc.
1.022% due 03/25/2018	149	147
4.377% due 07/25/2033	11	9
4.914% due 02/25/2035	546	428
5.099% due 10/25/2034	347	244
5.133% due 12/27/2032	21	17
5.362% due 08/25/2035	1,619	1,151

First Republic Mortgage Loan Trust
0.856% due 08/15/2032	270	230
0.906% due 11/15/2031	692	554
1.002% due 06/25/2030	108	93

GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038	500	484
6.500% due 05/15/2035	20	20

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	114	108

Greenpoint Mortgage Funding Trust
0.732% due 04/25/2036	708	253
0.742% due 06/25/2045	501	214
0.752% due 06/25/2045	635	281

Greenpoint Mortgage Pass-Through Certificates
4.884% due 10/25/2033	68	47

Greenwich Capital Acceptance, Inc.
6.111% due 06/25/2024	59	54

Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	2,000	1,485
5.444% due 03/10/2039	2,500	1,809

GS Mortgage Securities Corp. II
0.888% due 03/06/2020	4,500	2,998

36	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043	$2,424	$1,991
8.000% due 09/19/2027	1,105	1,193

GSR Mortgage Loan Trust
0.872% due 01/25/2034	109	83
4.129% due 09/25/2035	124	84
4.541% due 09/25/2035	746	553
5.178% due 01/25/2036	1,489	817
5.242% due 11/25/2035	4,431	2,851
6.000% due 03/25/2032	2	2

GSRPM Mortgage Loan Trust
1.222% due 01/25/2032	546	409

Harborview Mortgage Loan Trust
0.646% due 01/19/2038	546	492
0.736% due 07/19/2046	2,440	889
0.746% due 02/19/2046	1,338	485
0.756% due 09/19/2046	1,429	542
0.776% due 05/19/2035	729	269
0.796% due 03/19/2036	870	318
0.906% due 01/19/2035	123	51
4.607% due 11/19/2034	123	82
4.607% due 06/19/2045	206	76
5.143% due 07/19/2035	7,238	3,959
5.291% due 08/19/2034	721	316
5.302% due 12/19/2035	145	72
5.750% due 08/19/2036	4,793	2,000

Impac CMB Trust
1.422% due 10/25/2033	755	601

Impac Secured Assets CMN Owner Trust
0.582% due 03/25/2037	1,077	547
0.872% due 05/25/2036	167	114
0.952% due 08/25/2036	2,932	859

Indymac ARM Trust
4.442% due 01/25/2032	25	17

Indymac Index Mortgage Loan Trust
0.712% due 09/25/2046	1,945	717
0.732% due 06/25/2047	496	69
0.762% due 04/25/2035	570	239
0.802% due 03/25/2035	477	196
0.822% due 06/25/2037	468	152
0.842% due 02/25/2035	486	201
1.132% due 09/25/2034	473	113
5.013% due 12/25/2034	1,589	1,102

Indymac Loan Trust
0.742% due 01/25/2011	62	43

JPMorgan Alternative Loan Trust
0.602% due 12/25/2036	878	697

JPMorgan Chase Commercial Mortgage Securities Corp.
0.666% due 02/15/2019	3	3
5.376% due 07/12/2037	1,900	1,801

JPMorgan Mortgage Trust
4.342% due 10/25/2033	1,006	820
4.869% due 04/25/2035	261	203
5.018% due 02/25/2035	59	47
5.112% due 06/25/2035	649	565
5.116% due 10/25/2035	500	255
5.399% due 11/25/2035	388	295
5.500% due 10/25/2035	275	171

Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	45	47

LB Commercial Conduit Mortgage Trust
6.000% due 10/15/2035	3,468	3,450

LB Mortgage Trust
8.443% due 01/20/2017	185	181

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	100	67
6.058% due 06/15/2020	27	27

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Lehman XS Trust
0.602% due 07/25/2046	$4	$4

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	20	19
4.136% due 07/25/2034	144	122
5.331% due 12/25/2033	8	5
5.808% due 10/25/2032	1,332	1,139
6.055% due 01/25/2034	5	3

Mellon Residential Funding Corp.
0.906% due 11/15/2031	69	53
0.996% due 12/15/2030	782	631

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	500	316
5.485% due 03/12/2051	500	288

Merrill Lynch Mortgage Investors, Inc.
0.732% due 02/25/2036	30	17
4.881% due 08/25/2033	710	430
4.981% due 05/25/2033	2,345	2,198

Merrill Lynch Mortgage Trust
4.218% due 06/12/2043	18	18

MLCC Mortgage Investors, Inc.
0.892% due 03/25/2028	13	9
3.006% due 10/25/2035	128	86
4.250% due 10/25/2035	2,596	2,092
4.658% due 08/25/2029	1,851	1,255
4.967% due 04/25/2035	266	187

Morgan Stanley Capital I
0.617% due 10/15/2020	18	13
5.208% due 11/14/2042	1,090	855
5.692% due 04/15/2049	500	326
5.731% due 07/12/2044	3,000	2,331

Nomura Asset Acceptance Corp.
0.622% due 06/25/2036	9	9
7.500% due 03/25/2034	1,650	1,617

Ocwen Residential MBS Corp.
6.895% due 06/25/2039	458	9

Provident Funding Mortgage Loan Trust
3.992% due 04/25/2034	355	295

Prudential Securities Secured Financing Corp.
0.000% due 05/25/2022	86	85

Residential Accredit Loans, Inc.
0.622% due 09/25/2046	114	85
0.702% due 06/25/2046	4,683	1,796
0.712% due 04/25/2046	4,046	1,471
0.732% due 04/25/2046	246	96
0.822% due 08/25/2035	5,040	2,201
0.922% due 10/25/2045	5,456	2,206
5.345% due 09/25/2034	55	35

Residential Asset Mortgage Products, Inc.
7.000% due 06/25/2032	36	36

Residential Asset Securitization Trust
0.872% due 10/25/2018	248	203
0.922% due 05/25/2034	1,868	1,241
4.750% due 02/25/2019	498	405
5.173% due 12/25/2034	1,818	1,422
6.000% due 03/25/2037	7,258	4,415

Residential Funding Mortgage Securities I
0.922% due 07/25/2018	217	153
5.582% due 02/25/2036	355	194
6.500% due 03/25/2032	5	5

SACO I, Inc.
7.000% due 08/25/2036	34	33

Salomon Brothers Mortgage Securities VII, Inc.
1.022% due 05/25/2032	162	145
5.107% due 12/25/2030	1,209	1,089

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.560% due 09/25/2033	$49	$41
8.500% due 05/25/2032	723	746

Sequoia Mortgage Trust
0.775% due 02/20/2035	93	52
0.906% due 10/19/2026	187	150
0.925% due 10/20/2027	119	96
0.945% due 10/20/2027	173	146
1.225% due 10/20/2027	627	492
1.889% due 02/20/2034	674	434
3.898% due 09/20/2032	30	22
4.283% due 08/20/2034	442	266
4.433% due 04/20/2035	258	187

Structured Adjustable Rate Mortgage Loan Trust
0.862% due 08/25/2035	234	102
1.317% due 06/25/2034	1,422	772
2.914% due 01/25/2035	837	331
4.623% due 03/25/2034	348	247
4.931% due 02/25/2034	608	270
5.528% due 08/25/2035	1,812	954

Structured Asset Mortgage Investments, Inc.
0.622% due 09/25/2047	41	38
0.692% due 03/25/2037	1,248	244
0.712% due 07/25/2046	3,336	1,355
0.742% due 05/25/2036	3,453	1,217
0.832% due 12/25/2035	960	403
0.906% due 03/19/2034	805	349
0.976% due 10/19/2033	66	48
1.156% due 07/19/2034	2,377	860
5.479% due 05/02/2030	306	305

Structured Asset Securities Corp.
4.364% due 10/25/2031	61	48
4.462% due 06/25/2033	663	361
4.971% due 02/25/2032	5	4
5.449% due 06/25/2032	19	9
5.736% due 06/25/2033	1,790	1,419
6.937% due 11/25/2032	16	15
7.500% due 10/25/2036	3,504	3,425

TBW Mortgage-Backed Pass-Through Certificates
0.622% due 09/25/2036	21	21

Travelers Mortgage Services, Inc.
5.174% due 09/25/2018	71	71

Wachovia Bank Commercial Mortgage Trust
0.248% due 10/15/2041 (a)	98,965	1,429
0.636% due 06/15/2020	75	52
0.646% due 09/15/2021	10,638	7,338

Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	358	246

WaMu Mortgage Pass-Through Certificates
0.048% due 12/19/2039	640	621
0.782% due 11/25/2045	1,470	599
0.792% due 12/25/2045	1,293	535
0.812% due 07/25/2045	1,361	571
0.812% due 10/25/2045	33	14
0.832% due 01/25/2045	426	171
0.842% due 07/25/2045	2,468	1,059
0.870% due 11/25/2034	54	27
0.890% due 10/25/2044	1,799	993
0.920% due 06/25/2044	242	130
0.920% due 07/25/2044	206	89
0.990% due 11/25/2034	4,531	1,507
1.022% due 07/25/2044	165	71
1.062% due 12/25/2027	1,343	950
2.333% due 02/25/2047	3,651	1,124
2.393% due 04/25/2047	142	56
2.633% due 02/25/2046	1,077	402
2.703% due 01/25/2046	2,866	1,110
3.022% due 11/25/2041	235	168
3.033% due 06/25/2042	53	40
3.033% due 08/25/2042	47	31
3.033% due 04/25/2044	112	64

See Accompanying Notes	Annual Report	March 31, 2009	37

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.046% due 05/25/2041	$160	$141
3.620% due 04/25/2033	365	213
3.705% due 02/27/2034	1,698	1,358
3.753% due 03/25/2033	844	588
3.932% due 06/25/2033	664	544
4.007% due 11/25/2041	18	13
4.135% due 08/25/2034	625	611
4.176% due 06/25/2034	384	298
4.264% due 08/25/2033	59	38
4.499% due 06/25/2033	23	18
4.544% due 01/25/2033	44	37
4.585% due 04/25/2035	459	434
4.670% due 04/25/2035	200	185
5.414% due 02/25/2037	4,099	2,238
5.695% due 02/25/2037	1,930	1,013
5.845% due 02/25/2037	2,193	1,290

Washington Mutual MSC Mortgage Pass- Through Certificates
1.022% due 01/25/2018	201	141
5.022% due 11/25/2030	71	56
5.248% due 12/25/2032	739	610
5.667% due 02/25/2033	44	35
6.500% due 11/25/2018	1,589	1,320

Wells Fargo Mortgage-Backed Securities Trust
1.022% due 07/25/2037	962	441
4.000% due 08/25/2034	410	403
4.316% due 05/25/2035	782	262
4.478% due 06/25/2035	935	671
4.486% due 11/25/2033	124	104
4.544% due 02/25/2035	1,305	1,006
4.558% due 01/25/2035	245	189
4.574% due 12/25/2034	881	688
4.592% due 12/25/2033	2,100	1,675
4.634% due 11/25/2034	1,185	1,122
4.726% due 07/25/2034	1,564	1,433
4.950% due 03/25/2036	1,174	741
4.985% due 12/25/2034	79	55
5.002% due 10/25/2035	165	116
5.080% due 02/25/2033	20	20
5.250% due 02/25/2018	377	374
5.593% due 07/25/2036	1,484	783

Total Mortgage-Backed Securities (Cost $325,778)		212,984

ASSET-BACKED SECURITIES 49.1%

Aames Mortgage Investment Trust
0.922% due 10/25/2035	1,276	1,001

ABFS Mortgage Loan Trust
0.000% due 07/15/2033	2,000	1,286
1.022% due 04/25/2034	170	144

Accredited Mortgage Loan Trust
0.562% due 09/25/2036	10	10
0.572% due 02/25/2037	1,051	934
0.732% due 12/25/2035	94	77

ACE Securities Corp.
0.612% due 06/25/2037	1,434	989
1.322% due 03/25/2035	601	6

Aegis Asset-Backed Securities Trust
0.601% due 01/25/2037	323	306

AFC Home Equity Loan Trust
0.792% due 04/25/2028	921	529
1.122% due 06/25/2028	1,199	606

Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,776	1,937

American Express Credit Account Master Trust
1.056% due 02/15/2012	281	264

American Home Mortgage Investment Trust
0.702% due 08/25/2035	40	16

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
American Residential Eagle Certificate Trust
1.522% due 05/25/2028	$691	$654
AmeriCredit Prime Automobile Receivable
0.913% due 11/08/2010	49	49
Amortizing Residential Collateral Trust
0.792% due 06/25/2032	72	48
0.802% due 01/25/2032	57	43
0.812% due 07/25/2032	14	5
1.222% due 08/25/2032	17	8
Amresco Residential Securities Mortgage Loan Trust
1.017% due 06/25/2028	165	107
1.032% due 03/25/2027	6	6
1.077% due 06/25/2027	121	101
1.077% due 09/25/2027	439	369
Argent Securities, Inc.
0.572% due 09/25/2036	2	2
0.572% due 10/25/2036	8	8
Asset-Backed Funding Certificates
0.582% due 01/25/2037	113	96
0.872% due 06/25/2034	1,127	563
0.942% due 03/25/2035	4,905	2,542
1.542% due 03/25/2032	1,647	1,228
4.420% due 06/25/2035	500	435
Asset-Backed Securities Corp. Home Equity
0.922% due 05/25/2036	2,500	11
1.076% due 06/15/2031	70	54
1.906% due 04/15/2033	151	82
Bank One Issuance Trust
0.726% due 02/15/2017	1,500	1,256
Bayview Financial Asset Trust
0.922% due 12/25/2039	539	340
Bear Stearns Asset-Backed Securities Trust
0.582% due 05/25/2036	69	67
0.592% due 12/25/2036	812	624
0.602% due 10/25/2036	570	492
0.642% due 05/25/2037	277	221
0.672% due 08/25/2036	139	125
0.852% due 01/25/2036	459	406
0.922% due 10/27/2032	70	44
0.972% due 12/25/2033	1,072	777
1.012% due 06/25/2036	1,100	337
1.022% due 09/25/2034 (h)	429	202
1.112% due 06/25/2043	2,288	1,765
1.182% due 10/25/2032	152	88
1.272% due 11/25/2042	462	325
1.522% due 10/25/2037	12,504	7,167
1.722% due 10/25/2032	488	271
1.772% due 08/25/2037	6,249	3,932
2.122% due 10/25/2037	1,500	576
5.000% due 01/25/2034	198	162
5.072% due 10/25/2036	3,250	2,434
5.137% due 07/25/2036	2,447	886
5.250% due 10/25/2033	2,184	1,981
5.500% due 06/25/2034	2,205	1,860
5.500% due 12/25/2035	850	633
Bear Stearns Second Lien Trust
1.322% due 12/25/2036	5,000	285
Carrington Mortgage Loan Trust
0.572% due 10/25/2036	933	877
CDC Mortgage Capital Trust
1.142% due 01/25/2033	43	26
1.572% due 01/25/2033	1,457	742
Cendant Mortgage Corp.
5.987% due 07/25/2043	156	149
Centex Home Equity
1.002% due 06/25/2034	30	19
1.212% due 09/25/2034	1,399	1,006
5.160% due 09/25/2034	1,770	793

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Charming Shoppes Master Trust
0.886% due 05/15/2014	$1,000	$927

Chase Funding Mortgage Loan Asset-Backed Certificates
0.812% due 09/25/2033	6	4
1.062% due 04/25/2033	6	4
2.172% due 03/25/2032	62	11
4.515% due 02/25/2014	418	395
4.537% due 09/25/2032	7	4

Chase Issuance Trust
0.606% due 08/15/2019	3,000	2,228
0.786% due 06/15/2011	400	365

CIT Group Home Equity Loan Trust
1.172% due 12/25/2031	1,022	445

Citibank Omni Master Trust
1.623% due 12/23/2013	10,000	9,065

Citigroup Mortgage Loan Trust, Inc.
0.602% due 01/25/2037	262	207
0.622% due 10/25/2036	83	58
0.632% due 08/25/2036	1,326	1,169
0.632% due 03/25/2037	923	763
5.550% due 08/25/2035	500	196
5.629% due 08/25/2035	2,777	1,842

Community Program Loan Trust
4.500% due 10/01/2018	3,241	3,259
4.500% due 04/01/2029	500	462

Conseco Finance
1.256% due 08/15/2033	161	33

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032	1,904	981

Conseco Financial Corp.
6.110% due 09/01/2023	1,444	1,398
6.180% due 04/01/2030	1,133	750
6.220% due 03/01/2030	3,784	2,772
6.240% due 12/01/2028	3	2
6.450% due 06/01/2030	161	152
6.530% due 04/01/2030	810	544
6.760% due 03/01/2030	330	239
6.810% due 12/01/2028	4,312	3,362
6.860% due 03/15/2028	33	28
6.860% due 07/15/2029	444	377
6.870% due 04/01/2030	50	34
7.070% due 01/15/2029	83	73
7.140% due 03/15/2028	459	350
7.290% due 03/15/2028	269	225
7.360% due 02/15/2029	33	28
7.550% due 01/15/2029	1,684	1,275
7.620% due 06/15/2028	117	97

Countrywide Asset-Backed Certificates
0.572% due 07/25/2037	165	141
0.602% due 10/25/2047	938	829
0.632% due 06/25/2035	473	357
0.632% due 10/25/2046	21	19
0.642% due 01/25/2037	139	139
0.682% due 02/25/2036	184	172
0.702% due 09/25/2036	186	130
0.712% due 06/25/2036	1,379	990
0.752% due 09/25/2034	168	102
0.802% due 04/25/2034	8	2
0.862% due 05/25/2036	18	13
0.892% due 12/25/2034	71	45
0.892% due 04/25/2036	579	319
0.912% due 11/25/2034	1,203	799
0.982% due 05/25/2046	3,990	2,292
0.992% due 11/25/2033	276	197
1.002% due 12/25/2031	25	13
1.022% due 09/25/2032	382	239
1.122% due 11/25/2033	37	23
1.142% due 09/25/2033	17	10
1.172% due 10/25/2034	5,946	1,203

38	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.202% due 06/25/2033	$25	$16
1.422% due 04/25/2032	393	171
1.422% due 05/25/2032	670	635
3.872% due 03/25/2020	105	103
4.946% due 10/25/2035	320	159
5.125% due 12/25/2034	3,873	1,267
6.047% due 05/25/2036	500	185

Credit-Based Asset Servicing & Securitization LLC
0.582% due 04/25/2037	3,181	2,400
0.952% due 01/25/2036	1,000	34
1.422% due 11/25/2033	2,458	1,615
2.622% due 01/25/2031	359	337

CS First Boston Mortgage Securities Corp.
0.772% due 01/25/2043	172	162
0.882% due 05/25/2044	260	193
1.142% due 01/25/2032	14	7

Denver Arena Trust
6.940% due 11/15/2019	1,594	1,361

EMC Mortgage Loan Trust
0.972% due 12/25/2042	2,381	1,666
1.272% due 08/25/2040	1,329	1,139

Equifirst Mortgage Loan Trust
3.750% due 09/25/2033	1,479	1,002

Equity One Asset-Backed Securities, Inc.
0.772% due 07/25/2034	76	24
0.822% due 04/25/2034	1,324	403
0.862% due 07/25/2034	5	2

Fieldstone Mortgage Investment Corp.
0.612% due 07/25/2036	71	69

First Alliance Mortgage Loan Trust
0.755% due 09/20/2027	40	14
2.500% due 10/25/2024	14	12
8.020% due 03/20/2031	22	17

First Franklin Mortgage Loan Asset-Backed Certificates
0.562% due 01/25/2038	1,135	1,043
0.632% due 04/25/2036	2,455	2,287
0.632% due 09/25/2036	3,000	2,344
0.632% due 12/25/2037	1,150	617
0.902% due 10/25/2034	7	7
0.922% due 04/25/2035	3,000	1,805
1.142% due 11/25/2031	221	181

First NLC Trust
0.592% due 08/25/2037	672	424

Fleet Home Equity Loan Trust
0.795% due 01/20/2033	177	108

Fremont Home Loan Trust
0.572% due 10/25/2036	913	829
0.632% due 02/25/2036	373	332

Greenpoint Manufactured Housing
7.590% due 11/15/2028	55	50

GSAA Trust
0.792% due 06/25/2035	671	285

GSAMP Trust
0.562% due 10/25/2046	434	397
0.642% due 01/25/2047	1,515	1,296
0.672% due 10/25/2036	6,750	367
0.712% due 11/25/2035	6,900	14
0.812% due 03/25/2034	146	143
0.872% due 01/25/2045	400	187
1.072% due 03/25/2034	2,357	1,180
1.172% due 08/25/2033	51	33

GSRPM Mortgage Loan Trust
0.642% due 03/25/2035	991	899
0.902% due 09/25/2042	40	40

HFC Home Equity Loan Asset-Backed Certificates
0.655% due 03/20/2036	108	96
0.725% due 01/20/2036	1,656	1,020

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.835% due 01/20/2034	$392	$258
0.895% due 09/20/2033	507	376
1.075% due 01/20/2034	831	420

Home Equity Asset Trust
0.582% due 05/25/2037	828	658
0.612% due 08/25/2037	426	361
0.672% due 10/25/2036	100	39
1.122% due 11/25/2032	1	0
1.317% due 07/25/2034	726	294
1.442% due 02/25/2033	1	1

Home Equity Mortgage Trust
0.702% due 05/25/2036	2,211	1,440
4.999% due 05/25/2036	135	18
5.321% due 04/25/2035	316	197

HSBC Asset Loan Obligation
0.582% due 12/25/2036	189	165

HSI Asset Securitization Corp. Trust
0.572% due 12/25/2036	2,254	1,564

IMC Home Equity Loan Trust
7.310% due 11/20/2028	97	84

Indymac Home Equity Loan Asset-Backed Trust
1.872% due 07/25/2034	1,000	404

Indymac Residential Asset-Backed Trust
0.572% due 11/25/2036	38	37
0.582% due 04/25/2037	1,069	1,010
0.682% due 07/25/2037	275	127

Irwin Home Equity Corp.
1.872% due 02/25/2029	923	527

JPMorgan Mortgage Acquisition Corp.
0.542% due 11/25/2036	110	101
0.562% due 08/25/2036	66	65
0.572% due 08/25/2036	306	276
0.572% due 10/25/2036	877	771
0.602% due 08/25/2036	38	34
0.632% due 08/25/2036	3,086	1,511
5.935% due 11/25/2036	671	646

Keystone Owner Trust
7.900% due 01/25/2029	68	68
7.930% due 05/25/2025	15	13

LA Arena Funding LLC
7.656% due 12/15/2026	2,765	2,419

Lake Country Mortgage Loan Trust
1.052% due 12/25/2032	884	402

Lehman XS Trust
0.602% due 11/25/2046	1,991	1,862
0.672% due 08/25/2035	76	74
0.672% due 04/25/2037	324	195
0.692% due 04/25/2046	6,566	5,260

Long Beach Mortgage Loan Trust
0.702% due 08/25/2035	44	42
0.802% due 10/25/2034	23	9
0.852% due 01/25/2046	47	22
0.992% due 08/25/2035	2,000	968
1.222% due 03/25/2032	2	1
1.947% due 03/25/2032	283	219

Madison Avenue Manufactured Housing Contract
1.972% due 03/25/2032	1,500	1,025

Massachusetts Educational Financing Authority
2.109% due 04/25/2038	3,407	2,878

MASTR Asset-Backed Securities Trust
0.672% due 05/25/2037	500	313
1.072% due 10/25/2034	1,234	558

MASTR Specialized Loan Trust
1.372% due 05/25/2037	630	87

Merrill Lynch Mortgage Investors, Inc.
0.582% due 10/25/2037	467	276

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.592% due 08/25/2036	$565	$533
0.602% due 09/25/2037	580	529
0.612% due 06/25/2037	1,408	1,294

Mid-State Trust
6.005% due 08/15/2037	3,766	2,679
8.330% due 04/01/2030	916	790

Money Store Home Equity Trust
0.856% due 08/15/2029	116	41

Morgan Stanley ABS Capital I
0.572% due 09/25/2036	50	48
0.582% due 05/25/2037	1,513	1,202
0.622% due 09/25/2036	25	18
0.622% due 10/25/2036	5,000	3,938
0.622% due 11/25/2036	5,000	3,902
0.672% due 06/25/2036	325	235
0.842% due 11/25/2035	2,850	1,800
2.122% due 08/25/2034	1,477	603
2.522% due 07/25/2037	1,250	222

Morgan Stanley Dean Witter Capital I
2.997% due 01/25/2032	1,215	552

Morgan Stanley Home Equity Loan Trust
0.572% due 12/25/2036	34	31

Morgan Stanley IXIS Real Estate Capital Trust
0.632% due 11/25/2036	3,000	1,508

Morgan Stanley Mortgage Loan Trust
0.682% due 11/25/2036	2,614	602

New Century Home Equity Loan Trust
0.702% due 05/25/2036	1,074	752
0.782% due 06/25/2035	9	7
2.195% due 06/20/2031	2,905	2,591

Nomura Asset Acceptance Corp.
0.662% due 01/25/2036	144	122
0.832% due 01/25/2036	3,000	453

Nomura Home Equity Loan, Inc.
0.832% due 05/25/2035	174	170

Novastar Home Equity Loan
0.622% due 03/25/2037	668	522
1.302% due 05/25/2033	14	7

Oakwood Mortgage Investors, Inc.
0.836% due 03/15/2018	420	287

Option One Mortgage Loan Trust
0.572% due 01/25/2037	842	790
0.612% due 05/25/2037	212	182
1.045% due 08/20/2030	11	9
1.052% due 05/25/2034	35	15
1.062% due 06/25/2032	8	4
1.122% due 04/25/2033	48	29

Origen Manufactured Housing
0.796% due 05/15/2032	16	14
4.750% due 08/15/2021	2,000	1,597
7.650% due 03/15/2032	2,000	1,793

Park Place Securities, Inc.
1.112% due 02/25/2035	2,000	1,373

People’s Choice Home Loan Securities Trust
0.952% due 05/25/2035	1,200	968

Popular ABS Mortgage Pass-Through Trust
0.612% due 06/25/2047	2,134	1,620

Quest Trust
2.222% due 07/20/2034	19	14

Renaissance Home Equity Loan Trust
1.022% due 12/25/2033	231	126
1.142% due 03/25/2033	33	17
1.622% due 09/25/2037	1,682	1,394
1.722% due 08/25/2032	1,678	898
4.934% due 08/25/2035	140	90

See Accompanying Notes	Annual Report	March 31, 2009	39

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Asset Mortgage Products, Inc.
0.592% due 02/25/2037	$969	$836
0.642% due 10/25/2036	1,216	1,126
0.922% due 06/25/2047	1,500	811
1.242% due 04/25/2033	4	2
1.302% due 02/25/2033	10	4
1.722% due 09/25/2047	1,725	1,164
5.707% due 08/25/2034	3,000	831
5.900% due 07/25/2034	2,000	523
5.942% due 04/25/2034	1,996	1,037

Residential Asset Securities Corp.
0.582% due 01/25/2037	682	582
0.592% due 02/25/2037	757	666
0.632% due 04/25/2037	1,308	1,169
0.952% due 03/25/2035	7,000	4,069
1.102% due 06/25/2033	194	111
7.140% due 04/25/2032	764	44

Residential Funding Mortgage Securities II, Inc.
0.812% due 12/25/2032	15	8
6.230% due 05/25/2037	5,000	438
8.350% due 03/25/2025	69	66

SACO I, Inc.
0.582% due 05/25/2036	57	34
0.702% due 05/25/2036	4,930	121
0.732% due 03/25/2036	3,024	515
0.782% due 06/25/2036	1,150	548
1.022% due 07/25/2035	3,708	1,067

Salomon Brothers Mortgage Securities VII, Inc.
1.002% due 03/25/2028	258	246

Saxon Asset Securities Trust
1.022% due 03/25/2032	732	376
1.042% due 08/25/2032	192	183

Securitized Asset-Backed Receivables LLC Trust
0.572% due 10/25/2036	2,683	1,713
0.652% due 05/25/2037	2,199	1,451
0.852% due 10/25/2035	637	520

SLC Student Loan Trust
2.220% due 06/15/2021 (e)	10,700	9,784

SLM Student Loan Trust
1.159% due 04/25/2017	38	37
1.360% due 06/15/2018	18	18
1.659% due 10/25/2017	1,600	1,544
2.059% due 07/25/2023 (e)	10,800	9,582
2.520% due 12/15/2033	4,000	3,096

Soundview Home Equity Loan Trust
0.712% due 02/25/2036	69	52
0.782% due 12/25/2035	5,420	3,864
0.822% due 11/25/2035	181	140

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

South Carolina Student Loan Corp.
2.261% due 09/03/2024	$600	$548

Specialty Underwriting & Residential Finance
0.622% due 11/25/2037	3,000	2,290
0.942% due 12/25/2035	852	798

Structured Asset Securities Corp.
0.572% due 10/25/2036	579	507
0.572% due 02/25/2037	473	405
0.602% due 01/25/2037	705	612
0.612% due 06/25/2037	2,633	1,995
0.642% due 10/25/2036	1,966	1,499
0.812% due 01/25/2033	2,034	1,031
0.872% due 12/25/2034	2,073	1,565
0.922% due 05/25/2034	22	17
1.172% due 05/25/2034	98	77
1.572% due 01/25/2033	137	65
3.375% due 08/25/2031	99	78
4.900% due 04/25/2035	877	467

Superior Wholesale Inventory Financing Trust
0.856% due 01/15/2012	3,000	1,502

Trapeza CDO I LLC
3.245% due 11/16/2034	1,000	151

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	617

UPS Capital Business Credit
1.106% due 03/15/2027	101	35

Vanderbilt Mortgage Finance
5.840% due 02/07/2026	306	265
6.210% due 05/07/2026	1,605	1,514
7.905% due 02/07/2026	406	409

Washington Mutual Asset-Backed Certificates
0.582% due 10/25/2036	929	762

Wells Fargo Home Equity Trust
0.752% due 10/25/2035	231	206
0.772% due 12/25/2035	2,644	2,426

WMC Mortgage Loan Pass-Through Certificates
1.370% due 03/20/2029	59	47

World Financial Network Credit Card Master Trust
1.556% due 03/15/2013	2,000	1,893

Total Asset-Backed Securities (Cost $382,686)		251,124

	SHARES	VALUE (000S)
COMMON STOCKS 0.0%

American International Group, Inc.	138,417	$138

Total Common Stocks (Cost $316)		138

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 32.9%

REPURCHASE AGREEMENTS 0.8%

JPMorgan Chase Bank N.A.
0.190% due 04/01/2009	$2,000	2,000
(Dated 03/31/2009. Collateralized by Freddie Mac 4.750% due 11/17/2015 valued at $2,048. Repurchase proceeds are $2,000.)

State Street Bank and Trust Co.
0.080% due 04/01/2009	2,126	2,126
(Dated 03/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 07/02/2009 valued at $2,169. Repurchase proceeds are $2,126.)

		4,126

U.S. TREASURY BILLS 32.1%
0.113% due 04/02/2009 - 06/11/2009 (b)(d)	163,785	163,772

Total Short-Term Instruments (Cost $167,898)		167,898

Total Investments 175.2% (Cost $1,152,744)		$895,105

Written Options (g) (0.0%) (Premiums $90)		(1)

Other Assets and Liabilities (Net) (75.2%)		(384,223)

Net Assets 100.0%		$510,881

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average rate.
(c)	The Asset-Backed Securities Portfolio is investing in shares of affiliated Funds.
(d)	Securities with an aggregate market value of $160,887 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $247,881 at a weighted average interest rate of 2.266%. On March 31, 2009, securities valued at $129,204 were pledged as collateral for reverse repurchase agreements.
(f)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Asset Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.334% due 01/25/2034	RBS	(0.800%	)	01/25/2034	$1,273	$863	$0	$863
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.364% due 05/25/2033	RBS	(0.700%	)	05/25/2033	2,500	1,661	0	1,661
Baldwin Segregated Portfolio 3-Month USD-LIBOR plus 2.216% due 06/25/2046	WAC	(0.800%	)	06/25/2046	2,000	1,991	1,313	678

40	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Asset Backed Securities - Buy Protection (1) (Cont.)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 2.474% due 12/25/2035	UBS	(2.250%	)	12/25/2035	$977	$955	$0	$955
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 2.743% due 10/20/2020	CITI	(2.150%	)	10/20/2020	1,000	858	0	858
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 1.824% due 10/25/2035	JPM	(1.500%	)	10/25/2035	2,000	1,891	0	1,891
Indymac Home Equity Loan Asset-Backed Trust 1-Month USD-LIBOR plus 1.412% due 06/25/2030	JPM	(0.450%	)	06/25/2030	1,430	672	0	672
KLIO Funding Ltd. 3-Month USD-LIBOR plus 3.033% due 04/23/2039	JPM	(1.700%	)	04/23/2039	654	1,364	0	1,364
LB-UBS Commercial Mortgage Trust 5.406% due 09/15/2040	JPM	(1.170%	)	09/15/2040	1,000	907	0	907
Lenox Street Ltd. 3-Month USD-LIBOR plus 3.016% due 03/04/2045	MLP	(3.500%	)	03/04/2050	1,000	850	0	850
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.874% due 02/25/2034	BCLY	(0.490%	)	02/25/2034	222	134	0	134
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.849% due 07/25/2032	CSFB	(3.375%	)	07/25/2032	821	768	82	686
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.974% due 02/25/2034	GSC	(2.000%	)	02/25/2034	556	327	0	327
Merrill Lynch Mortgage Trust 5.244% due 11/12/2037	JPM	(1.150%	)	11/12/2037	1,000	857	0	857
Morgan Stanley ABS Capital I 1-Month USD-LIBOR plus 2.174% due 12/27/2033	MSC	(0.540%	)	12/27/2033	222	193	0	193
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.724% due 05/25/2035	DUB	(1.100%	)	05/25/2035	2,000	1,923	0	1,923
Park Place Securities, Inc. 1-Month USD-LIBOR plus 2.674% due 03/25/2035	DUB	(2.650%	)	03/25/2035	5,000	4,827	0	4,827
Park Place Securities, Inc. 1-Month USD-LIBOR plus 3.974% due 09/25/2034	JPM	(3.000%	)	09/25/2034	1,727	1,684	0	1,684
Race Point CLO 3-Month USD-LIBOR plus 2.744% due 04/15/2020	WAC	(1.950%	)	04/15/2020	2,000	1,651	0	1,651
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.774% due 02/25/2035	BCLY	(1.240%	)	02/25/2035	197	113	0	113
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.294% due 02/25/2035	BCLY	(0.610%	)	02/25/2035	474	471	0	471
Telos CLO Ltd. 3-Month USD-LIBOR plus 3.054% due 10/11/2021	GSC	(2.500%	)	10/11/2021	500	447	0	447

						$25,407	$1,395	$24,012

Credit Default Swaps on Asset Backed Securities - Sell Protection (2)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ACE Securities Corp. 1-Month USD-LIBOR plus 1.523% due 07/25/2034	GSC	0.700%	07/25/2034	$707	$(284)	$(177)	$(107)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.084% due 01/25/2035	GSC	0.610%	01/25/2035	793	(701)	(539)	(162)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.114% due 09/25/2034	GSC	0.640%	09/25/2034	1,000	(427)	(340)	(87)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.334% due 01/25/2034	GSC	1.860%	01/25/2034	1,273	(821)	0	(821)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.364% due 05/25/2033	GSC	3.150%	05/25/2033	2,500	(1,264)	0	(1,264)
Argent Securities, Inc. 1-Month USD-LIBOR plus 0.964% due 10/25/2035	GSC	0.490%	10/25/2035	1,000	(892)	(380)	(512)
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 1.104% due 09/25/2034	GSC	0.630%	09/25/2034	1,000	(667)	(310)	(357)
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 1.274% due 08/25/2034	GSC	0.800%	08/25/2034	1,000	(697)	(330)	(367)
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 2.474% due 12/25/2035	JPM	2.550%	12/25/2035	977	(955)	0	(955)
Carrington Mortgage Loan Trust 1-Month USD-LIBOR plus 0.954% due 10/25/2035	GSC	0.480%	10/25/2035	1,000	(533)	(300)	(233)
Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 1.124% due 06/25/2035	GSC	0.650%	06/25/2035	1,000	(613)	(300)	(313)
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.934% due 07/25/2035	GSC	0.460%	07/25/2035	1,000	(696)	(350)	(346)
GSAMP Trust 1-Month USD-LIBOR plus 0.964% due 09/25/2035	GSC	0.490%	09/25/2035	2,000	(1,158)	(700)	(458)
Indymac Home Equity Loan Asset-Backed Trust 1-Month USD-LIBOR plus 1.412% due 06/25/2030	MSC	1.500%	06/25/2030	1,430	(626)	0	(626)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.174% due 10/25/2034	GSC	0.700%	10/25/2034	1,000	(390)	(320)	(70)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.849% due 07/25/2032	MSC	2.250%	07/25/2032	821	(780)	(98)	(682)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.974% due 02/25/2034	MLP	2.250%	02/25/2034	556	(322)	0	(322)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.724% due 07/25/2033	BOA	4.500%	07/25/2033	492	(450)	0	(450)
MASTR Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.974% due 12/25/2034	GSC	0.500%	12/25/2034	1,000	(561)	(280)	(281)
New Century Home Equity Loan Trust 1-Month USD-LIBOR plus 0.924% due 06/25/2035	GSC	0.450%	06/25/2035	1,000	(476)	(340)	(136)
Option One Mortgage Loan Trust 1-Month USD-LIBOR plus 0.994% due 02/25/2035	GSC	0.520%	02/25/2035	1,000	(532)	(450)	(82)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.124% due 10/25/2034	GSC	0.650%	10/25/2034	1,000	(643)	(300)	(343)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.174% due 10/25/2034	GSC	0.700%	10/25/2034	1,000	(837)	(350)	(487)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.214% due 12/25/2034	GSC	0.740%	12/25/2034	1,000	(695)	(320)	(375)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 2.674% due 03/25/2035	MSC	3.030%	03/25/2035	5,000	(4,831)	0	(4,831)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 3.974% due 09/25/2034	GSC	5.000%	09/25/2034	1,727	(1,674)	0	(1,674)
Residential Asset Mortgage Products, Inc. 1-Month USD-LIBOR plus 1.094% due 11/25/2034	GSC	0.620%	11/25/2034	1,000	(482)	(280)	(202)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.974% due 09/25/2036	GSC	0.500%	09/25/2036	1,000	(926)	(450)	(476)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.274% due 10/25/2035	GSC	0.800%	10/25/2035	748	(387)	(337)	(50)

See Accompanying Notes	Annual Report	March 31, 2009	41

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

Credit Default Swaps on Asset Backed Securities - Sell Protection (2) (Cont.)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.914% due 04/25/2035	GSC	0.440%	04/25/2035	$1,000	$(655)	$(550)	$(105)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.954% due 09/25/2035	GSC	0.480%	09/25/2035	2,000	(1,638)	(1,100)	(538)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.984% due 08/25/2035	GSC	0.510%	08/25/2035	1,500	(1,370)	(1,125)	(245)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.124% due 09/25/2034	GSC	0.650%	09/25/2034	1,000	(311)	(400)	89
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.324% due 12/25/2034	GSC	0.850%	12/25/2034	809	(315)	(283)	(32)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.774% due 11/25/2034	GSC	1.300%	11/25/2034	354	(341)	(333)	(8)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.899% due 04/25/2034	GSC	1.425%	04/25/2034	399	(165)	(160)	(5)
Wells Fargo Home Equity Trust 1-Month USD-LIBOR plus 1.104% due 04/25/2034	GSC	0.630%	04/25/2034	297	(161)	(104)	(57)

					$(29,276)	$(11,306)	$(17,970)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Masco Corp.	BOA	(0.610%	)	09/20/2012	5.250%	$5,000	$684	$0	$684

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
American International Group, Inc.	MLP	0.850%	12/20/2012	23.398%	$10,000	$(4,423)	$0	$(4,423)
Berkshire Hathaway Finance Corp.	JPM	0.900%	09/20/2009	4.297%	5,000	(79)	0	(79)

						$(4,502)	$0	$(4,502)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-5 7-Year Index 10-15%	MSC	(0.140%	)	12/20/2012	$11,200	$3,144	$0	$3,144

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE A 06-1 Index	DUB	0.540%	07/25/2045	$300	$(276)	$(124)	$(152)
ABX.HE AA 06-2 Index	DUB	0.170%	05/25/2046	300	(276)	(120)	(156)
ABX.HE AA 07-1 Index	BOA	0.150%	08/25/2037	10,000	(9,699)	(8,875)	(824)
ABX.HE AA 07-1 Index	CSFB	0.150%	08/25/2037	55,000	(53,342)	(42,975)	(10,367)
ABX.HE AA 07-1 Index	DUB	0.150%	08/25/2037	300	(291)	(181)	(110)
ABX.HE AAA 06-1 Index	CITI	0.180%	07/25/2045	2,363	(850)	(223)	(627)
ABX.HE AAA 06-1 Index	CSFB	0.180%	07/25/2045	13,042	(4,689)	(1,203)	(3,486)
ABX.HE AAA 06-1 Index	DUB	0.180%	07/25/2045	17,767	(6,393)	(2,328)	(4,065)
ABX.HE AAA 06-1 Index	MLP	0.180%	07/25/2045	4,725	(1,698)	(532)	(1,166)
ABX.HE AAA 06-1 Index	MSC	0.180%	07/25/2045	18,902	(6,801)	(1,402)	(5,399)
ABX.HE AAA 06-2 Index	BOA	0.110%	05/25/2046	10,000	(6,999)	(2,100)	(4,899)
ABX.HE AAA 06-2 Index	CSFB	0.110%	05/25/2046	29,300	(20,507)	(13,256)	(7,251)
ABX.HE AAA 06-2 Index	MLP	0.110%	05/25/2046	5,000	(3,500)	(900)	(2,600)
ABX.HE AAA 07-1 Index	CITI	0.090%	08/25/2037	10,000	(7,537)	(4,775)	(2,762)
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	23,500	(17,711)	(14,490)	(3,221)
CDX.HY-8 5-Year Index 35-100%	BCLY	0.787%	06/20/2012	2,438	(273)	0	(273)
CDX.HY-8 5-Year Index 35-100%	BCLY	1.465%	06/20/2012	4,877	(457)	0	(457)
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	1,951	(238)	0	(238)
CDX.HY-8 5-Year Index 35-100%	CITI	0.630%	06/20/2012	4,876	(566)	0	(566)
CDX.HY-8 5-Year Index 35-100%	CITI	0.830%	06/20/2012	9,753	(1,078)	0	(1,078)
CDX.HY-8 5-Year Index 35-100%	MLP	0.910%	06/20/2012	2,438	(265)	0	(265)
CDX.HY-9 5-Year Index 35-100%	MLP	1.140%	12/20/2012	9,751	(1,290)	0	(1,290)
CDX.HY-9 5-Year Index 35-100%	MLP	1.442%	12/20/2012	4,875	(601)	0	(601)
CDX.IG-5 10-Year Index 10-15%	MSC	0.460%	12/20/2015	8,000	(3,059)	0	(3,059)
CMBX.NA BBB-1 Index	DUB	1.340%	10/12/2052	2,000	(1,739)	20	(1,759)

					$(150,135)	$(93,464)	$(56,671)

42	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	$38,600	$1,925	$1,217	$708
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	RBS	94,000	8,232	8,154	78

						$10,157	$9,371	$786

(g)	Written options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	$4,000	$8	$0
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	4,000	21	0
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	2,000	10	0
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	2,000	10	0
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	5,000	15	1
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	5,000	26	0

							$90	$1

Transactions in written call and put options for the period ended March 31, 2009:

	Notional Amount	Premium
Balance at 03/31/2008	$0	$0
Sales	22,000	90
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2009	$22,000	$90

(h)	Restricted securities as of March 31, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bear Stearns Asset-Backed Securities Trust	1.022%	09/25/2034	03/29/2006	$429	$202	0.04%

(i)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	04/01/2039	$1,300	$1,329	$1,341
Fannie Mae	6.000%	04/01/2039	1,500	1,547	1,567
Freddie Mac	6.000%	04/01/2039	2,300	2,374	2,405

				$5,250	$5,313

See Accompanying Notes	Annual Report	March 31, 2009	43

Schedule of Investments Asset-Backed Securities Portfolio (Cont.)	March 31, 2009

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$19,843	$870,171	$5,091	$895,105
Short Sales, at value	0	(5,313)	0	(5,313)
Other Financial Instruments ++	0	(58,130)	7,612	(50,518)

Total	$19,843	$806,728	$12,703	$839,274

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$21,937	$(4,257)	$138	$1,260	$(2,226)	$(11,761)	$5,091
Other Financial Instruments ++	21,210	0	0	0	(18,366)	4,768	7,612

Total	$43,147	$(4,257)	$138	$1,260	$(20,592)	$(6,993)	$12,703

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

44	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Developing Local Markets Portfolio	March 31, 2009

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CAYMAN ISLANDS 0.5%

Atrium CDO Corp.
1.599% due 06/27/2015		$476	$377

Total Cayman Islands (Cost $474)			377

EGYPT 0.5%

Petroleum Export Ltd.
4.623% due 06/15/2010		$195	176
4.633% due 06/15/2010		28	25
5.265% due 06/15/2011		170	145

Total Egypt (Cost $390)			346

MEXICO 1.8%

America Movil SAB de C.V.
8.460% due 12/18/2036	MXN	2,700	138

Telefonos de Mexico SAB de C.V.
8.750% due 01/31/2016		19,700	1,268

Total Mexico (Cost $2,097)			1,406

NETHERLANDS 0.5%

Siemens Financieringsmaatschappij NV
1.288% due 08/14/2009		$400	398

Total Netherlands (Cost $400)			398

NORWAY 0.1%

DnB NOR Bank ASA
1.330% due 10/13/2009		$100	99

Total Norway (Cost $100)			99

QATAR 0.1%

Ras Laffan Liquefied Natural Gas Co. Ltd.
3.437% due 09/15/2009		$70	69

Total Qatar (Cost $70)			69

RUSSIA 2.0%

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009		$1,500	1,541

Total Russia (Cost $1,538)			1,541

SOUTH KOREA 1.4%

Korea Development Bank
5.300% due 01/17/2013		$1,150	1,069

Total South Korea (Cost $1,149)			1,069

UNITED KINGDOM 0.1%

AstraZeneca PLC
1.612% due 09/11/2009		$100	100

Total United Kingdom (Cost $100)			100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UNITED STATES 67.3%

ASSET-BACKED SECURITIES 6.5%

ACE Securities Corp.
0.572% due 08/25/2036	$68	$38
0.572% due 12/25/2036	36	31
0.612% due 06/25/2037	102	71

American Express Credit Account Master Trust
1.056% due 02/15/2012	92	87

Asset-Backed Funding Certificates
0.872% due 06/25/2034	305	152

Bear Stearns Asset-Backed Securities Trust
1.522% due 10/25/2037	991	640

Carrington Mortgage Loan Trust
0.572% due 01/25/2037	33	31
0.622% due 06/25/2037	648	484

Citigroup Mortgage Loan Trust, Inc.
0.582% due 05/25/2037	124	99
0.582% due 07/25/2045	127	90

Countrywide Asset-Backed Certificates
0.602% due 10/25/2047	94	83
0.702% due 09/25/2036	124	87

Credit-Based Asset Servicing & Securitization LLC
0.582% due 11/25/2036	37	33
0.642% due 07/25/2037	802	623

First NLC Trust
0.592% due 08/25/2037	427	270

Fremont Home Loan Trust
0.582% due 01/25/2037	42	35

GE-WMC Mortgage Securities LLC
0.562% due 08/25/2036	33	26

GSAMP Trust
0.592% due 10/25/2036	5	4
0.592% due 12/25/2036	45	33

Home Equity Asset Trust
0.582% due 05/25/2037	41	33

HSI Asset Securitization Corp. Trust
0.572% due 10/25/2036	37	23
0.572% due 12/25/2036	40	36
0.582% due 05/25/2037	241	173

Indymac Residential Asset-Backed Trust
0.602% due 07/25/2037	76	66

JPMorgan Mortgage Acquisition Corp.
0.582% due 03/25/2047	165	126
0.602% due 08/25/2036	30	27
0.602% due 03/25/2037	95	80
0.632% due 08/25/2036	400	176

Lehman ABS Mortgage Loan Trust
0.612% due 06/25/2037	120	85

Lehman XS Trust
0.592% due 05/25/2046	5	5
0.602% due 08/25/2046	23	23
0.602% due 11/25/2046	169	158
0.642% due 11/25/2036	58	56

Long Beach Mortgage Loan Trust
0.562% due 11/25/2036	17	16
0.582% due 10/25/2036	33	32
0.802% due 10/25/2034	62	25

MASTR Asset-Backed Securities Trust
0.602% due 05/25/2037	84	73

Merrill Lynch Mortgage Investors, Inc.
0.602% due 09/25/2037	54	49

Morgan Stanley ABS Capital I
0.572% due 11/25/2036	48	45

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.582% due 05/25/2037		$207	$166

New Century Home Equity Loan Trust
0.702% due 05/25/2036		83	58

Popular ABS Mortgage Pass-Through Trust
0.612% due 06/25/2047		119	90

Securitized Asset-Backed Receivables LLC Trust
0.582% due 12/25/2036		85	70
0.602% due 11/25/2036		35	17

SLM Student Loan Trust
1.149% due 10/25/2016		23	23
1.149% due 07/25/2017		52	52
1.309% due 01/25/2017		58	57

Soundview Home Equity Loan Trust
0.602% due 06/25/2037		109	82

South Carolina Student Loan Corp.
1.761% due 09/02/2014		73	72

WaMu Asset-Backed Certificates
0.572% due 01/25/2037		37	31

Washington Mutual Asset-Backed Certificates
0.582% due 10/25/2036		44	36

			4,978

CORPORATE BONDS & NOTES 15.3%

American Express Bank FSB
0.583% due 06/22/2009		300	296

American Express Centurion Bank
0.716% due 12/17/2009		100	96

Bear Stearns Cos. LLC
1.486% due 07/19/2010		306	302
1.806% due 09/26/2013	EUR	300	349
5.300% due 10/30/2015		$100	93
5.500% due 08/15/2011		100	100
6.950% due 08/10/2012		500	510

Citigroup, Inc.
1.396% due 05/18/2010		500	449
8.400% due 04/29/2049		3,200	1,812

Dominion Resources, Inc.
2.366% due 06/17/2010		400	389

Ford Motor Credit Co. LLC
5.700% due 01/15/2010		1,736	1,487

General Electric Capital Corp.
1.308% due 08/15/2011		200	171
1.620% due 02/01/2011		152	138

GMAC LLC
2.488% due 05/15/2009		550	523
5.625% due 05/15/2009		600	568

Goldman Sachs Group, Inc.
1.461% due 03/02/2010		500	484

International Lease Finance Corp.
1.469% due 05/24/2010		1,000	716

John Deere Capital Corp.
1.162% due 07/16/2010		200	196

JPMorgan Chase & Co.
1.550% due 06/15/2012		600	602

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)		500	62
3.011% due 12/23/2010 (a)		1,100	138
5.316% due 04/05/2011 (a)	EUR	2,142	384

Metropolitan Life Global Funding I
1.278% due 05/17/2010		$500	472

Morgan Stanley
1.508% due 02/10/2012		100	101

See Accompanying Notes	Annual Report	March 31, 2009	45

Schedule of Investments  Developing Local Markets Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Roche Holdings, Inc.
3.249% due 02/25/2011		$50	$50

SLM Corp.
1.319% due 07/26/2010		100	71
1.850% due 12/15/2010	EUR	100	83

State Street Bank and Trust Co.
1.499% due 09/15/2011		$500	501

UnitedHealth Group, Inc.
1.407% due 06/21/2010		200	193

Xerox Corp.
2.059% due 12/18/2009		300	292

			11,628

MORTGAGE-BACKED SECURITIES 19.6%

Adjustable Rate Mortgage Trust
5.142% due 09/25/2035		331	180

American Home Mortgage Assets
0.712% due 05/25/2046		163	58
0.712% due 09/25/2046		61	23
2.333% due 02/25/2047		84	25
2.553% due 11/25/2046		81	24

American Home Mortgage Investment Trust
5.660% due 09/25/2045		57	31

Banc of America Funding Corp.
6.106% due 01/20/2047		469	221

Banc of America Mortgage Securities, Inc.
4.517% due 07/25/2034		212	138
5.427% due 02/25/2036		107	65

Bear Stearns Adjustable Rate Mortgage Trust
4.821% due 04/25/2034		222	140
5.395% due 02/25/2034		332	224
5.473% due 05/25/2047		142	73

Bear Stearns Alt-A Trust
0.682% due 02/25/2034		50	18
5.781% due 01/25/2036		753	277

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030		2	2

Bear Stearns Mortgage Funding Trust
0.592% due 02/25/2037		90	79

Bear Stearns Structured Products, Inc.
5.653% due 01/26/2036		1,672	1,059
5.733% due 12/26/2046		989	570

CC Mortgage Funding Corp.
0.652% due 05/25/2048		360	130

Chase Mortgage Finance Corp.
5.428% due 03/25/2037		72	37

Citigroup Mortgage Loan Trust, Inc.
4.098% due 08/25/2035		298	217
4.688% due 08/25/2035		319	97
5.664% due 07/25/2046		63	31

Commercial Mortgage Pass-Through Certificates
0.656% due 04/15/2017		27	27

Countrywide Alternative Loan Trust
0.702% due 05/25/2047		157	51
0.712% due 09/25/2046		108	39
0.725% due 02/20/2047		150	53
0.732% due 07/25/2046		29	11
0.755% due 07/20/2046		135	49
0.852% due 11/20/2035		59	24
2.633% due 12/25/2035		83	36
2.633% due 02/25/2036		43	17
5.895% due 02/25/2037		152	78

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.862% due 03/25/2036	$841	$147
6.080% due 09/25/2047	22	11

CS First Boston Mortgage Securities Corp.
4.554% due 06/25/2033	472	367

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.592% due 01/25/2047	36	32
0.602% due 02/25/2037	29	26
0.612% due 08/25/2037	313	222

First Horizon Asset Securities, Inc.
4.377% due 07/25/2033	179	139
5.362% due 08/25/2035	324	230

Greenpoint Mortgage Funding Trust
0.602% due 10/25/2046	107	86
0.602% due 01/25/2047	131	112
0.792% due 11/25/2045	163	75

Greenpoint Mortgage Pass-Through Certificates
4.884% due 10/25/2033	386	264

GSR Mortgage Loan Trust
5.178% due 01/25/2036	71	39

Harborview Mortgage Loan Trust
0.646% due 01/19/2038	27	25
0.713% due 08/21/2036	30	12
0.736% due 07/19/2046	122	44
0.746% due 01/19/2038	220	78
0.756% due 09/19/2046	31	12
0.796% due 03/19/2036	240	88
5.221% due 07/19/2035	869	422
5.908% due 08/19/2036	20	9

Impac Secured Assets CMN Owner Trust
0.602% due 01/25/2037	27	19

Indymac IMSC Mortgage Loan Trust
0.702% due 07/25/2047	66	23

Indymac Index Mortgage Loan Trust
0.612% due 11/25/2046	39	36
0.712% due 09/25/2046	99	37
0.722% due 06/25/2047	62	22
0.732% due 05/25/2046	14	5
0.762% due 07/25/2035	18	7
5.013% due 12/25/2034	218	151

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.636% due 09/15/2021	77	57

Luminent Mortgage Trust
0.692% due 12/25/2036	81	29
0.702% due 12/25/2036	65	21

MASTR Adjustable Rate Mortgages Trust
0.632% due 05/25/2047	23	22
0.732% due 04/25/2046	45	16
3.788% due 11/21/2034	157	153

Merrill Lynch Floating Trust
0.626% due 06/15/2022	55	39

Merrill Lynch Mortgage Investors, Inc.
0.732% due 02/25/2036	1,406	780

Merrill Lynch Mortgage-Backed Securities Trust
5.849% due 04/25/2037	56	40

MLCC Mortgage Investors, Inc.
0.772% due 11/25/2035	612	391
1.522% due 10/25/2035	342	230

Provident Funding Mortgage Loan Trust
4.240% due 08/25/2033	308	235

Residential Accredit Loans, Inc.
0.622% due 09/25/2046	38	28
0.822% due 08/25/2035	82	36

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Funding Mortgage Securities I
5.201% due 09/25/2035	$333	$215

Sequoia Mortgage Trust
4.433% due 04/20/2035	387	280
5.546% due 01/20/2047	29	17

Structured Adjustable Rate Mortgage Loan Trust
4.896% due 07/25/2034	878	648
5.350% due 01/25/2035	323	177
5.528% due 08/25/2035	207	109

Structured Asset Mortgage Investments, Inc.
0.592% due 08/25/2036	112	106
0.622% due 09/25/2047	447	414
0.742% due 05/25/2036	367	129
0.742% due 05/25/2046	48	17
0.806% due 07/19/2035	1,660	1,059
0.886% due 10/19/2034	520	277

Structured Asset Securities Corp.
4.863% due 10/25/2035	38	23
5.671% due 06/25/2033	639	431

TBW Mortgage-Backed Pass-Through Certificates
0.622% due 09/25/2036	7	7
0.632% due 01/25/2037	27	25

WaMu Mortgage Pass-Through Certificates
0.742% due 07/25/2046	631	378
0.990% due 11/25/2034	1,236	411
2.333% due 02/25/2047	156	48
2.333% due 03/25/2047	140	45
2.363% due 01/25/2047	73	27
2.393% due 04/25/2047	79	31
2.443% due 12/25/2046	70	26
2.453% due 12/25/2046	70	22
2.633% due 02/25/2046	86	32
2.833% due 11/25/2042	37	22
3.742% due 03/25/2034	357	255
3.955% due 09/25/2046	272	105
3.955% due 10/25/2046	140	55
4.499% due 06/25/2033	192	151
5.307% due 01/25/2037	54	26
5.485% due 04/25/2037	39	20
5.580% due 12/25/2036	34	18
5.588% due 12/25/2036	102	51
5.653% due 05/25/2037	71	38
5.930% due 09/25/2036	47	27

Washington Mutual Alternative Mortgage Pass-Through Certificates
2.603% due 05/25/2046	32	12

Wells Fargo Mortgage-Backed Securities Trust
4.985% due 12/25/2034	337	236
5.593% due 07/25/2036	75	40

		14,931

	SHARES
PIMCO FUNDS (c) 25.5%

Short-Term Floating NAV Portfolio	1,939,664	19,406

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 0.4%

Fannie Mae
3.022% due 06/01/2043 - 07/01/2044	$83	82
5.000% due 02/25/2017	37	38

46	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Freddie Mac
0.802% due 09/25/2031	$214	$196
5.000% due 11/15/2029	6	6

		322

Total United States (Cost $66,441)		51,265

SHORT-TERM INSTRUMENTS 51.6%

REPURCHASE AGREEMENTS 22.8%

Barclays Capital, Inc.
0.200% due 04/01/2009	5,300	5,300
(Dated 03/31/2009. Collateralized by Freddie Mac 1.060% due 07/14/2010 valued at $5,416. Repurchase proceeds are $5,300.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Fixed Income Clearing Corp.
0.080% due 04/01/2009	$589	$589
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $606. Repurchase proceeds are $589.)

Goldman Sachs & Co.
0.170% due 04/01/2009	7,700	7,700
(Dated 03/31/2009. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $7,767. Repurchase proceeds are $7,700.)

JPMorgan Chase Bank N.A.
0.270% due 04/01/2009	3,800	3,800
(Dated 03/31/2009. Collateralized by Goldman Sachs Group, Inc. 1.625% due 07/15/2011 valued at $3,914. Repurchase proceeds are $3,800.)

		17,389

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 28.8%
0.117% due 04/02/2009 - 06/11/2009 (b)(d)(e)	$21,940	$21,938

Total Short-Term Instruments (Cost $39,327)		39,327

Total Investments 125.9% (Cost $112,086)		$95,997

Written Options (i) (0.0%) (Premiums $11)		(10)

Other Assets and Liabilities (Net) (25.9%)		(19,713)

Net Assets 100.0%		$76,274

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	The Developing Local Markets Portfolio is investing in shares of affiliated Funds.
(d)	Securities with an aggregate market value of $3,120 have been pledged as collateral for foreign currency contracts on March 31, 2009.
(e)	Securities with an aggregate market value of $18,639 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $40,331 at a weighted average interest rate of 2.463%. On March 31, 2009 there were no open reverse repurchase agreements.
(g)	Cash of $25 has been pledged as collateral for futures contracts on March 31, 2009.
(h)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Korea Development Bank	MSC	(0.940%	)	03/20/2013	3.792%	$1,150	$115	$0	$115

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Ford Motor Credit Co. LLC	CITI	5.000%	06/20/2009	20.143%	$200	$(7)	$(10)	$3

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	March 31, 2009	47

Schedule of Investments  Developing Local Markets Portfolio  (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	14.225%	01/04/2010	BCLY	BRL	301,100	$4,716	$0	$4,716
Pay	28-Day MXN TIIE	9.920%	08/12/2015	MSC	MXN	4,000	36	0	36
Pay	28-Day MXN TIIE	8.770%	08/03/2016	CITI		2,550	12	0	12
Pay	28-Day MXN TIIE	8.780%	08/03/2016	BCLY		2,550	12	0	12

							$4,776	$0	$4,776

(i)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$128.000	05/22/2009	21	$5	$5
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	21	6	5

				$11	$10

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Premium
Balance at 03/31/2008	0	$0
Sales	1,304	805
Closing Buys	0	0
Expirations	(1,262)	(794)
Exercised	0	0

Balance at 03/31/2009	42	$11

(j)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	9,597	04/2009	$0	$(49)	$(49)
Sell		BCLY	9,597	04/2009	0	(20)	(20)
Buy	BRL	BCLY	11,925	06/2009	291	0	291
Buy		HSBC	9,572	06/2009	89	0	89
Sell		HSBC	14,940	06/2009	0	(160)	(160)
Buy		JPM	51,620	06/2009	0	(778)	(778)
Buy		MLP	297	06/2009	2	0	2
Sell		MLP	403	06/2009	0	(7)	(7)
Buy		RBS	7,146	06/2009	39	0	39
Sell		RBS	5,887	06/2009	0	(72)	(72)
Sell		UBS	1,074	06/2009	0	(1)	(1)
Sell	CLP	BCLY	4,387,462	05/2009	70	(43)	27
Buy		CITI	4,064,464	05/2009	0	(103)	(103)
Sell		DUB	8,675,464	05/2009	632	(1,242)	(610)
Buy		MSC	8,998,462	05/2009	0	(3,424)	(3,424)
Buy		BCLY	4,064,464	11/2009	0	(92)	(92)
Sell		CITI	4,064,464	11/2009	123	0	123
Buy	CNY	HSBC	65,110	05/2009	0	(46)	(46)
Sell		HSBC	43,552	05/2009	0	(74)	(74)
Sell		CITI	15,337	07/2009	0	(14)	(14)
Sell		DUB	213,838	07/2009	0	(672)	(672)
Buy		HSBC	35,093	07/2009	139	0	139
Buy		JPM	43,841	07/2009	0	(379)	(379)
Buy		BCLY	78,308	09/2009	245	0	245
Sell		BCLY	294,641	09/2009	0	(1,044)	(1,044)
Buy		CITI	144,933	09/2009	451	0	451
Sell		CITI	130,923	09/2009	0	(411)	(411)
Buy		DUB	165,063	09/2009	562	0	562
Buy		HSBC	358,233	09/2009	906	0	906
Sell		HSBC	34,600	09/2009	0	(73)	(73)
Buy		JPM	9,306	09/2009	24	0	24
Sell		JPM	56,558	09/2009	0	(293)	(293)
Buy		JPM	72,954	03/2010	0	(87)	(87)
Buy	COP	BCLY	7,017,704	05/2009	0	(211)	(211)
Sell		CITI	7,017,704	05/2009	141	0	141
Sell	EUR	HSBC	620	04/2009	0	(41)	(41)

48	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	GBP	DUB	24	04/2009	$0	$0	$0
Buy		MSC	88	04/2009	0	(1)	(1)
Buy	HKD	BCLY	5,756	06/2009	0	0	0
Buy		BOA	19,174	06/2009	3	0	3
Buy		HSBC	5,748	06/2009	1	0	1
Buy		JPM	52,302	06/2009	2	0	2
Buy	HUF	BCLY	1,194	05/2009	0	0	0
Sell		JPM	1,194	05/2009	0	0	0
Sell		BCLY	1,194	10/2009	0	0	0
Sell	ILS	BCLY	20,912	06/2009	503	0	503
Buy		HSBC	28,893	06/2009	0	(1,032)	(1,032)
Sell		HSBC	7,981	06/2009	108	0	108
Buy	INR	BCLY	44,838	04/2009	1	(16)	(15)
Sell		BCLY	34,076	04/2009	11	0	11
Buy		BOA	29,476	04/2009	1	0	1
Sell		BOA	44,123	04/2009	0	(16)	(16)
Buy		CITI	25,000	04/2009	0	(7)	(7)
Sell		CITI	44,195	04/2009	0	(14)	(14)
Buy		DUB	25,200	04/2009	0	(3)	(3)
Sell		DUB	39,632	04/2009	0	(6)	(6)
Buy		HSBC	37,513	04/2009	0	(11)	(11)
Buy		BOA	45,079	07/2009	27	0	27
Buy		CITI	45,026	07/2009	23	0	23
Buy		DUB	39,632	07/2009	14	0	14
Sell		DUB	127,950	07/2009	10	0	10
Buy	KWD	BCLY	752	04/2009	0	(299)	(299)
Sell		BCLY	752	04/2009	60	0	60
Buy	MXN	BCLY	690,348	05/2009	0	(1,823)	(1,823)
Sell		BCLY	395,474	05/2009	80	(156)	(76)
Buy		CITI	8,086	05/2009	8	0	8
Buy		HSBC	37,088	05/2009	46	(42)	4
Sell		HSBC	334,914	05/2009	420	0	420
Buy		JPM	207,114	05/2009	0	(764)	(764)
Sell		JPM	213,000	05/2009	93	0	93
Buy		MLP	752	05/2009	0	(4)	(4)
Sell		CITI	8,086	11/2009	0	(8)	(8)
Buy		JPM	411	11/2009	0	0	0
Buy	MYR	BCLY	13,293	04/2009	0	(155)	(155)
Sell		BCLY	97,354	04/2009	853	(4)	849
Buy		BOA	11,351	04/2009	0	(127)	(127)
Buy		CITI	22,819	04/2009	0	(233)	(233)
Buy		HSBC	26,132	04/2009	0	(164)	(164)
Sell		HSBC	32,363	04/2009	126	0	126
Buy		JPM	86,463	04/2009	0	(1,291)	(1,291)
Sell		JPM	14,770	04/2009	0	(50)	(50)
Buy		BCLY	9,351	08/2009	17	0	17
Sell		BCLY	14,572	08/2009	115	0	115
Sell	PEN	BCLY	3,478	07/2009	0	(13)	(13)
Buy		DUB	3,478	07/2009	5	0	5
Buy	PHP	BCLY	4,782	05/2009	1	0	1
Buy		CITI	117,986	05/2009	7	(13)	(6)
Sell		HSBC	204,600	05/2009	0	(221)	(221)
Buy		JPM	35,405	05/2009	0	0	0
Buy		CITI	441,689	08/2009	0	(130)	(130)
Sell		JPM	395,262	08/2009	0	(9)	(9)
Buy	PLN	BCLY	74,782	05/2009	0	(4,597)	(4,597)
Sell		BCLY	1,265	05/2009	62	0	62
Buy		DUB	1,294	05/2009	0	(202)	(202)
Buy		HSBC	42,003	05/2009	19	(5,487)	(5,468)
Sell		HSBC	159,500	05/2009	6,064	(51)	6,013
Buy		JPM	81,128	05/2009	0	(10,247)	(10,247)
Sell		JPM	38,442	05/2009	3,521	0	3,521
Buy		DUB	67	11/2009	0	0	0
Buy		JPM	162	11/2009	0	(2)	(2)
Buy	RUB	BCLY	485,295	05/2009	0	(343)	(343)
Buy		DUB	112,771	05/2009	0	(1,335)	(1,335)
Sell		DUB	300,581	05/2009	3,260	0	3,260
Buy		JPM	3,422	05/2009	11	0	11
Sell		JPM	395,628	05/2009	795	0	795
Buy		UBS	94,721	05/2009	0	(1,139)	(1,139)
Buy	SAR	BCLY	9,811	04/2009	0	(40)	(40)
Sell		BCLY	9,811	04/2009	0	(11)	(11)
Buy	SGD	BOA	11,200	04/2009	0	(638)	(638)

See Accompanying Notes	Annual Report	March 31, 2009	49

Schedule of Investments Developing Local Markets Portfolio (Cont.)	March 31, 2009

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	CITI	84,378	04/2009	$0	$(3,380)	$(3,380)
Sell		CITI	1,528	04/2009	0	(5)	(5)
Buy		DUB	9,968	04/2009	0	(228)	(228)
Sell		DUB	57,900	04/2009	1,943	0	1,943
Buy		HSBC	6,787	04/2009	0	(179)	(179)
Sell		HSBC	53,260	04/2009	506	(13)	493
Sell		JPM	11,728	04/2009	431	0	431
Buy		RBS	3,458	04/2009	0	(80)	(80)
Buy		UBS	8,624	04/2009	0	(161)	(161)
Sell		BCLY	942	07/2009	6	0	6
Buy		CITI	2,906	07/2009	0	(71)	(71)
Buy		HSBC	3,847	07/2009	0	(113)	(113)
Buy		JPM	2,550	07/2009	0	(18)	(18)
Sell		JPM	8,551	07/2009	318	0	318
Sell	TWD	BCLY	25,763	05/2009	0	0	0
Buy		CITI	25,763	05/2009	0	(21)	(21)
Buy	ZAR	BCLY	62,127	05/2009	689	0	689
Sell		BCLY	68,455	05/2009	1	(734)	(733)
Buy		DUB	1,000	05/2009	5	0	5
Buy		HSBC	13,768	05/2009	153	0	153
Sell		HSBC	31,446	05/2009	0	(287)	(287)
Buy		JPM	20,922	05/2009	187	0	187
Buy		UBS	23,685	05/2009	241	0	241
Sell		UBS	21,600	05/2009	0	(258)	(258)
Buy		BCLY	805	11/2009	0	(1)	(1)
Buy		DUB	294	11/2009	0	0	0

					$24,461	$(45,589)	$(21,128)

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$19,407	$76,590	$0	$95,997
Other Financial Instruments ++	0	(16,244)	0	(16,244)

Total	$19,407	$60,346	$0	$79,753

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$6,711	$(6,089)	$51	$(359)	$(154)	$(160)	$0
Other Financial Instruments ++	0	0	0	0	0	0	0

Total	$6,711	$(6,089)	$51	$(359)	$(154)	$(160)	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

50	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Emerging Markets Portfolio	March 31, 2009

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 1.1%

National Australia Bank Ltd.
1.691% due 02/08/2010		$7,200	$7,201

Total Australia (Cost $7,099)			7,201

BRAZIL 46.7%

Brazil Government International Bond
8.250% due 01/20/2034		$100	112
10.250% due 01/10/2028	BRL	21,000	8,328

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		412,481	174,510
10.000% due 01/01/2017		358,754	138,706

Total Brazil (Cost $384,604)			321,656

CAYMAN ISLANDS 0.1%

Petrobras International Finance Co.
6.125% due 10/06/2016		$650	653

Total Cayman Islands (Cost $632)			653

CHILE 1.1%

Banco Santander Chile
1.634% due 12/09/2009		$6,000	5,951
5.375% due 12/09/2014		1,500	1,409

CODELCO, Inc.
5.625% due 09/21/2035		100	87
6.150% due 10/24/2036		100	96

Total Chile (Cost $7,642)			7,543

EGYPT 0.8%

Petroleum Export Ltd.
4.623% due 06/15/2010		$250	227
4.633% due 06/15/2010		28	25
5.265% due 06/15/2011		968	825

Petroleum Export Ltd. II
6.340% due 06/20/2011		5,256	4,298

Total Egypt (Cost $6,349)			5,375

EL SALVADOR 0.4%

AES El Salvador Trust
6.750% due 02/01/2016		$4,250	2,261

El Salvador Government International Bond
8.500% due 07/25/2011		125	126

Total El Salvador (Cost $4,366)			2,387

INDIA 0.4%

ICICI Bank Ltd.
5.750% due 01/12/2012		$3,200	2,795

Total India (Cost $3,196)			2,795

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
IRELAND 1.0%

Governor & Co. of the Bank of Ireland
1.359% due 12/18/2009		$7,200	$6,984

Total Ireland (Cost $6,986)			6,984

KAZAKHSTAN 0.6%

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$5,529	4,323

Total Kazakhstan (Cost $5,571)			4,323

MEXICO 6.3%

America Movil SAB de C.V.
8.460% due 12/18/2036	MXN	10,900	556

C8 Capital SPV Ltd.
6.640% due 12/29/2049		$600	210

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		500	284

Mexican Bonos
9.500% due 12/18/2014	MXN	1,155	90

Mexico Government International Bond
5.625% due 01/15/2017		$930	914
5.950% due 03/19/2019		5,000	4,900
8.300% due 08/15/2031		7,000	7,794

Pemex Finance Ltd.
9.030% due 02/15/2011		160	164

Pemex Project Funding Master Trust
2.894% due 10/15/2009		1,100	1,090
6.625% due 06/15/2035		25	18

Petroleos Mexicanos
8.000% due 05/03/2019		3,700	3,626

Telefonos de Mexico SAB de C.V.
4.750% due 01/27/2010		22,975	23,262
8.750% due 01/31/2016	MXN	10,000	644

Total Mexico (Cost $46,009)			43,552

NETHERLANDS 1.0%

Rabobank Nederland NV
1.646% due 05/19/2010		$7,200	7,115

Total Netherlands (Cost $7,127)			7,115

PANAMA 0.0%

Panama Government International Bond
6.700% due 01/26/2036		$100	88

Total Panama (Cost $104)			88

PERU 0.2%

Peru Government International Bond
6.900% due 08/12/2037	PEN	4,000	1,221
8.750% due 11/21/2033		$100	113

Total Peru (Cost $1,630)			1,334

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
POLAND 0.1%

Poland Government International Bond
4.750% due 04/25/2012	PLN	2,000	$556

Total Poland (Cost $871)			556

QATAR 0.1%

Qatar Petroleum
5.579% due 05/30/2011		$444	443

Total Qatar (Cost $425)			443

RUSSIA 5.4%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013		$6,050	5,831

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009		10,916	11,216

Gaz Capital S.A.
6.510% due 03/07/2022		3,000	1,980
7.288% due 08/16/2037		3,000	1,950

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013		2,321	2,137

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.875% due 11/29/2010		3,200	3,141
7.175% due 05/16/2013		2,050	1,687

Russia Government International Bond
12.750% due 06/24/2028		100	135

TNK-BP Finance S.A.
6.125% due 03/20/2012		1,000	835
7.500% due 07/18/2016		3,900	2,789

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012		5,300	4,667

VTB Capital S.A.
2.870% due 11/02/2009		1,000	954

Total Russia (Cost $39,712)			37,322

SOUTH KOREA 3.2%

Export-Import Bank of Korea
1.351% due 06/01/2009		$14,700	14,679

Korea Development Bank
1.565% due 04/03/2010		5,000	4,862
5.300% due 01/17/2013		2,350	2,184

Total South Korea (Cost $21,889)			21,725

SPAIN 1.3%

Telefonica Emisiones SAU
1.588% due 06/19/2009		$9,200	9,168

Total Spain (Cost $9,141)			9,168

SUPRANATIONAL 0.0%

Inter-American Development Bank
8.500% due 03/15/2011		$120	136

Total Supranational (Cost $130)			136

See Accompanying Notes	Annual Report	March 31, 2009	51

Schedule of Investments  Emerging Markets Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SWITZERLAND 0.3%

UBS AG
1.115% due 07/23/2009		$2,000	$1,989

Total Switzerland (Cost $1,993)			1,989

UNITED KINGDOM 2.7%

Bank of Scotland PLC
1.182% due 07/17/2009		$16,700	16,607
1.344% due 12/08/2010		1,500	1,384

C5 Capital SPV Ltd.
6.196% due 12/01/2049		400	140

C10 Capital SPV Ltd.
6.722% due 12/31/2049		2,100	736

Total United Kingdom (Cost $20,071)			18,867

UNITED STATES 17.3%

ASSET-BACKED SECURITIES 0.1%

GSAA Trust
0.822% due 03/25/2037		$700	118

Morgan Stanley Mortgage Loan Trust
0.882% due 04/25/2037		700	267

			385

CORPORATE BONDS & NOTES 12.0%

American Express Bank FSB
3.150% due 12/09/2011		1,100	1,137

American Express Centurion Bank
0.616% due 04/17/2009		10,000	9,973

American Express Credit Corp.
1.920% due 05/27/2010		5,000	4,722

American International Group, Inc.
8.625% due 05/22/2038	GBP	800	112

Bank of America Corp.
2.100% due 04/30/2012		$1,700	1,705
8.000% due 12/29/2049		13,400	5,373

Bank of America N.A.
1.600% due 06/15/2016		900	572

Caterpillar Financial Services Corp.
1.306% due 05/18/2009		13,200	13,155

Charter One Bank N.A.
1.209% due 04/24/2009		9,000	8,992

Citigroup, Inc.
2.125% due 04/30/2012		1,700	1,707
8.400% due 04/29/2049		6,700	3,795

Comcast Corp.
1.460% due 07/14/2009		2,000	1,990

Cytec Industries, Inc.
6.000% due 10/01/2015		1,000	779

Daimler Finance North America LLC
1.634% due 08/03/2009		700	695

Ford Motor Credit Co. LLC
5.700% due 01/15/2010		4,190	3,590
7.375% due 10/28/2009		800	718

General Electric Capital Corp.
3.000% due 12/09/2011		1,100	1,133

GMAC LLC
2.488% due 05/15/2009		1,450	1,379
5.625% due 05/15/2009		3,180	3,010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase & Co.
1.302% due 06/25/2010	$1,500	$1,465

KeyBank N.A.
3.511% due 06/02/2010	1,200	1,157

Kraft Foods, Inc.
1.728% due 08/11/2010	700	681

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	2,400	1,881

Morgan Stanley
1.950% due 06/20/2012	1,100	1,099

Ohio Power Co.
1.605% due 04/05/2010	1,400	1,368

Public Service Electric & Gas Co.
2.206% due 03/12/2010	1,800	1,782

Roche Holdings, Inc.
3.249% due 02/25/2011	700	699

SLM Corp.
1.299% due 07/27/2009	2,000	1,927
5.375% due 05/15/2014	200	104

Sovereign Bank
2.750% due 01/17/2012	800	816

SunTrust Bank
3.000% due 11/16/2011	1,400	1,442

Time Warner, Inc.
1.461% due 11/13/2009	700	687

Wachovia Bank N.A.
1.331% due 12/02/2010	1,000	938
2.138% due 05/14/2010	1,200	1,160

Wachovia Corp.
5.750% due 02/01/2018	900	799

		82,542

MORTGAGE-BACKED SECURITIES 1.3%

American Home Mortgage Assets
0.712% due 05/25/2046	435	153
0.712% due 09/25/2046	182	70
2.333% due 02/25/2047	168	51
2.553% due 11/25/2046	244	73

Banc of America Mortgage Securities, Inc.
5.427% due 02/25/2036	111	68

Bear Stearns Adjustable Rate Mortgage Trust
2.940% due 03/25/2035	6,656	4,529

Bear Stearns Alt-A Trust
0.742% due 12/25/2046	346	57

Chase Mortgage Finance Corp.
5.428% due 03/25/2037	216	112

Citigroup Mortgage Loan Trust, Inc.
4.699% due 03/25/2034	48	38
5.664% due 07/25/2046	126	62

Countrywide Alternative Loan Trust
0.732% due 07/25/2046	73	26
0.852% due 11/20/2035	196	79
2.633% due 12/25/2035	239	104

Countrywide Home Loan Mortgage Pass-Through Trust
5.368% due 10/20/2035	518	263
6.080% due 09/25/2047	86	44

Harborview Mortgage Loan Trust
0.713% due 08/21/2036	75	30
0.756% due 09/19/2046	109	41
5.908% due 08/19/2036	79	37

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Indymac IMSC Mortgage Loan Trust
0.702% due 07/25/2047	$175	$62

Indymac Index Mortgage Loan Trust
0.722% due 06/25/2047	170	60
0.732% due 05/25/2046	55	20
0.762% due 07/25/2035	44	18

Luminent Mortgage Trust
0.692% due 12/25/2036	244	85
0.702% due 12/25/2036	131	42
0.722% due 10/25/2046	58	24

MASTR Adjustable Rate Mortgages Trust
0.732% due 04/25/2046	147	53
0.762% due 05/25/2037	506	210

Merrill Lynch Alternative Note Asset
0.822% due 03/25/2037	700	223
5.607% due 06/25/2037	592	240

Merrill Lynch Mortgage-Backed Securities Trust
5.849% due 04/25/2037	187	134

Morgan Stanley Capital I
5.692% due 04/15/2049	1,000	653

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	61	45

Residential Accredit Loans, Inc.
0.772% due 08/25/2037	95	34

Sequoia Mortgage Trust
5.546% due 01/20/2047	72	42

Structured Asset Mortgage Investments, Inc.
0.742% due 05/25/2046	161	58
0.822% due 08/25/2036	800	96

WaMu Mortgage Pass-Through Certificates
2.333% due 03/25/2047	418	134
2.373% due 01/25/2047	200	62
2.393% due 04/25/2047	315	125
2.453% due 12/25/2046	192	61
5.307% due 01/25/2037	143	69
5.485% due 04/25/2037	96	49
5.580% due 12/25/2036	85	45
5.588% due 12/25/2036	305	153
5.653% due 05/25/2037	214	115
5.930% due 09/25/2036	157	89

Washington Mutual Alternative Mortgage Pass-Through Certificates
2.603% due 05/25/2046	111	41

		8,879

	SHARES
PIMCO FUNDS (b) 2.6%

Short-Term Floating NAV
Portfolio	1,805,482	18,064

	PRINCIPAL AMOUNT (000S)

U.S. GOVERNMENT AGENCIES 1.3%

Fannie Mae
6.000% due 03/01/2037 - 10/01/2038	$8,601	8,994

		8,994

Total United States (Cost $136,556)		118,864

52	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 14.2%

CERTIFICATES OF DEPOSIT 4.8%

Barclays Bank PLC
1.351% due 08/10/2009	$3,500	$3,492

Nordea Bank Finland PLC
0.521% due 04/09/2009	9,100	9,100

Unicredito Italiano NY
1.156% due 05/15/2009	20,800	20,798

		33,390

REPURCHASE AGREEMENTS 0.6%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	1,198	1,198
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $1,222. Repurchase proceeds are $1,198.)

JPMorgan Chase Bank N.A.
0.190% due 04/01/2009	2,900	2,900
(Dated 03/31/2009. Collateralized by Freddie Mac 4.750% due 11/17/2015 valued at $2,971. Repurchase proceeds are $2,900.)

		4,098

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.5%
0.286% due 04/29/2009 - 05/15/2009 (a)(d)	$3,325	$3,325

U.S. TREASURY BILLS 8.3%
0.233% due 04/02/2009 - 06/11/2009 (a)(c)(d)	57,245	57,239

Total Short-Term Instruments (Cost $98,011)		98,052

Total Investments 104.3% (Cost $810,114)		$718,128

Other Assets and Liabilities (Net) (4.3%)		(29,731)

Net Assets 100.0%		$688,397

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	The Emerging Markets Portfolio is investing in shares of affiliated Funds.
(c)	Securities with an aggregate market value of $4,120 have been pledged as collateral for foreign currency contracts on March 31, 2009.
(d)	Securities with an aggregate market value of $45,295 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(e)	Cash of $327 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	28	$106
90-Day Eurodollar December Futures	Long	12/2010	135	104
U.S. Treasury 10-Year Note June Futures	Long	06/2009	66	229

				$439

(f)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Cytec Industries, Inc.	DUB	(1.000%	)	12/20/2015	3.400%	$1,000	$127	$0	$127
JSC Gazprom	UBS	(2.460%	)	03/20/2012	8.215%	2,500	355	0	355
Korea Development Bank	MSC	(0.940%	)	03/20/2013	3.792%	2,350	235	0	235
Target Corp.	GSC	(1.180%	)	03/20/2018	1.450%	5,000	98	0	98

							$815	$0	$815

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	2.100%	01/20/2010	1.491%	$15,000	$161	$0	$161
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	12.448%	2,100	(843)	0	(843)
Colombia Government International Bond	UBS	1.070%	01/20/2012	3.551%	6,500	(409)	0	(409)
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	5.800%	6,500	(1,224)	0	(1,224)
Indonesia Government International Bond	CITI	2.280%	06/20/2013	5.887%	3,225	(406)	0	(406)
Indonesia Government International Bond	DUB	1.540%	12/20/2011	5.949%	800	(85)	0	(85)
Indonesia Government International Bond	DUB	2.330%	06/20/2013	5.887%	3,225	(400)	0	(400)

See Accompanying Notes	Annual Report	March 31, 2009	53

Schedule of Investments  Emerging Markets Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	RBS	2.360%	09/20/2016	5.800%	$4,700	$(857)	$0	$(857)
Indonesia Government International Bond	RBS	2.385%	09/20/2016	5.800%	600	(109)	0	(109)
Indonesia Government International Bond	RBS	2.480%	09/20/2016	5.800%	4,500	(791)	0	(791)
JSC Gazprom	BCLY	2.155%	02/20/2013	7.513%	70,000	(11,442)	0	(11,442)
JSC Gazprom	CSFB	1.580%	06/20/2016	6.403%	5,000	(1,162)	0	(1,162)
JSC Gazprom	DUB	0.860%	11/20/2011	8.392%	10,000	(1,663)	0	(1,663)
JSC Gazprom	MSC	1.050%	04/20/2011	8.848%	1,000	(137)	0	(137)
JSC Gazprom	MSC	1.140%	07/20/2011	8.625%	600	(89)	0	(89)
JSC Gazprom	MSC	1.390%	05/20/2016	6.421%	20,500	(4,917)	0	(4,917)
Mexico Government International Bond	BCLY	2.000%	01/20/2010	2.664%	15,000	3	0	3
Mexico Government International Bond	UBS	0.695%	01/20/2017	3.965%	600	(117)	0	(117)
Petroleos Mexicanos	CITI	0.790%	07/20/2011	3.868%	300	(20)	0	(20)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	3.201%	4,000	(219)	0	(219)

						$(24,726)	$0	$(24,726)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-9 Index	UBS	(2.650%	)	06/20/2013	$15,000	$2,138	$615	$1,523

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC	BRL	11,600	$147	$27	$120
Pay	1-Year BRL-CDI	13.290%	01/04/2010	MLP		21,900	392	0	392
Pay	1-Year BRL-CDI	13.840%	01/04/2010	MLP		21,300	504	0	504
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		162,600	1,087	(34)	1,121
Pay	1-Year BRL-CDI	11.700%	01/02/2012	UBS		120,000	859	0	859
Pay	1-Year BRL-CDI	11.900%	01/02/2012	UBS		55,000	485	0	485
Pay	28-Day MXN TIIE	9.920%	08/12/2015	MSC	MXN	38,000	339	0	339
Pay	28-Day MXN TIIE	8.770%	08/03/2016	CITI		5,700	26	0	26
Pay	28-Day MXN TIIE	8.780%	08/03/2016	BCLY		5,700	26	0	26
Pay	28-Day MXN TIIE	8.720%	09/05/2016	CITI		3,000	13	7	6
Pay	28-Day MXN TIIE	8.865%	09/12/2016	GSC		45,000	226	0	226
Pay	28-Day MXN TIIE	8.850%	09/21/2016	JPM		80,000	395	0	395
Pay	28-Day MXN TIIE	8.900%	09/22/2016	CITI		52,250	269	0	269
Pay	6-Month AUD Bank Bill	7.250%	06/15/2013	CSFB	AUD	23,600	2,030	90	1,940
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC	EUR	1,400	161	(26)	187
Pay	6-Month PLN-WIBOR	5.750%	12/19/2017	BCLY	PLN	5,000	24	(1)	25

							$6,983	$63	$6,920

(g)	Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Premium
Balance at 03/31/2008	0	$0
Sales	2,306	1,451
Closing Buys	(2,306)	(1,451)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2009	0	$0

54	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(h)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	53,698	04/2009	$0	$(275)	$(275)
Sell		BCLY	53,698	04/2009	2	(39)	(37)
Buy	AUD	JPM	341	04/2009	20	0	20
Buy	BRL	HSBC	86,969	06/2009	778	0	778
Sell		HSBC	300,870	06/2009	990	(1,475)	(485)
Buy		JPM	14,096	06/2009	0	(185)	(185)
Sell		JPM	96,185	06/2009	0	(290)	(290)
Buy		MLP	4,602	06/2009	35	0	35
Sell		MLP	271,236	06/2009	0	(4,619)	(4,619)
Buy		RBS	24,402	06/2009	184	0	184
Sell		RBS	66,934	06/2009	0	(855)	(855)
Buy		UBS	168,018	06/2009	338	(642)	(304)
Sell		UBS	200,000	06/2009	0	(2,088)	(2,088)
Buy	CLP	BCLY	5,810,676	05/2009	0	(100)	(100)
Sell		CITI	9,208,768	05/2009	146	(884)	(738)
Buy		DUB	5,773,768	05/2009	1,010	0	1,010
Sell		HSBC	1,378,300	05/2009	0	(161)	(161)
Buy		JPM	344,624	05/2009	0	(131)	(131)
Sell		JPM	1,342,000	05/2009	0	(299)	(299)
Sell		BCLY	5,810,676	11/2009	132	0	132
Buy		CITI	5,773,768	11/2009	0	(174)	(174)
Sell	CNY	HSBC	115,447	05/2009	0	(196)	(196)
Buy		UBS	167,812	05/2009	0	(441)	(441)
Buy		BCLY	68,880	07/2009	88	0	88
Sell		BCLY	55,920	07/2009	0	(190)	(190)
Buy		CITI	241,902	07/2009	216	0	216
Sell		CITI	144,014	07/2009	0	(461)	(461)
Sell		DUB	170,844	07/2009	0	(550)	(550)
Sell		HSBC	55,940	07/2009	0	(193)	(193)
Sell		JPM	3,492	07/2009	0	(11)	(11)
Buy		BCLY	2,509	09/2009	5	0	5
Sell		BCLY	65,019	09/2009	0	(239)	(239)
Buy		CITI	104,376	09/2009	74	0	74
Sell		CITI	85,739	09/2009	0	(300)	(300)
Buy		DUB	7,276	09/2009	17	0	17
Buy		HSBC	72,140	09/2009	118	0	118
Sell		HSBC	34,600	09/2009	0	(73)	(73)
Buy		JPM	361,592	09/2009	873	0	873
Sell		JPM	46,322	09/2009	0	(192)	(192)
Sell	CZK	BCLY	150,495	07/2009	500	0	500
Buy		HSBC	124,677	07/2009	3	0	3
Buy		UBS	19,533	07/2009	0	(8)	(8)
Sell	EUR	HSBC	1,257	04/2009	0	(83)	(83)
Buy		RBS	257	04/2009	0	(7)	(7)
Sell	HUF	BCLY	598	05/2009	0	0	0
Buy		DUB	598	05/2009	0	0	0
Buy		HSBC	10,970	05/2009	0	(5)	(5)
Sell		JPM	449,126	05/2009	97	0	97
Buy		UBS	438,156	05/2009	0	(187)	(187)
Buy		BCLY	598	10/2009	0	0	0
Buy	ILS	HSBC	466	06/2009	0	(17)	(17)
Sell		UBS	466	06/2009	10	0	10
Buy	INR	CITI	938,100	04/2009	0	(517)	(517)
Sell		CITI	938,100	04/2009	0	(649)	(649)
Buy	KWD	BCLY	2,354	04/2009	0	(936)	(936)
Sell		BCLY	2,354	04/2009	391	0	391
Buy		HSBC	1,775	04/2009	0	(711)	(711)
Sell		HSBC	1,775	04/2009	107	0	107
Buy	MXN	BCLY	247	05/2009	0	0	0
Sell		BCLY	236,594	05/2009	183	(142)	41
Sell		CITI	858	05/2009	0	(1)	(1)
Buy		HSBC	77,996	05/2009	181	(1)	180
Sell		HSBC	109,460	05/2009	0	(161)	(161)
Buy		JPM	260,168	05/2009	0	(960)	(960)
Buy		MLP	8,500	05/2009	0	(43)	(43)
Buy		CITI	858	11/2009	1	0	1
Buy		JPM	428	11/2009	0	0	0
Buy	MYR	BCLY	25,185	04/2009	0	(294)	(294)
Sell		BCLY	31,986	04/2009	229	0	229
Buy		BOA	21,792	04/2009	0	(244)	(244)

See Accompanying Notes	Annual Report	March 31, 2009	55

Schedule of Investments Emerging Markets Portfolio (Cont.)	March 31, 2009

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	CITI	40,082	04/2009	$0	$(409)	$(409)
Sell		CITI	36,320	04/2009	41	0	41
Sell		CSFB	47,436	04/2009	0	(59)	(59)
Buy		HSBC	45,918	04/2009	0	(289)	(289)
Sell		JPM	17,236	04/2009	172	0	172
Buy	PHP	BCLY	33,370	05/2009	9	0	9
Sell		BCLY	746,100	05/2009	0	(390)	(390)
Buy		CITI	991,165	05/2009	310	(89)	221
Sell		CITI	525,300	05/2009	0	(836)	(836)
Buy		JPM	246,865	05/2009	2	0	2
Buy	PLN	BCLY	52,931	05/2009	0	(972)	(972)
Sell		BCLY	1,515	05/2009	65	0	65
Sell		DUB	82,188	05/2009	5,884	0	5,884
Buy		HSBC	105,983	05/2009	0	(16,933)	(16,933)
Sell		HSBC	75,280	05/2009	3,291	(340)	2,951
Buy		JPM	69	05/2009	0	0	0
Sell		BCLY	27,567	11/2009	261	0	261
Buy		DUB	36	11/2009	0	0	0
Sell	RON	JPM	29,040	04/2009	115	0	115
Buy		UBS	29,040	04/2009	397	0	397
Buy	RUB	BCLY	2,325,119	05/2009	0	(1,644)	(1,644)
Sell		BCLY	439,257	05/2009	1,099	0	1,099
Sell		HSBC	713,744	05/2009	2,583	0	2,583
Buy		JPM	2,313	05/2009	0	(18)	(18)
Sell		JPM	1,118,482	05/2009	2,123	0	2,123
Sell		UBS	55,949	05/2009	0	(102)	(102)
Buy	SAR	BCLY	30,855	04/2009	0	(127)	(127)
Sell		BCLY	30,855	04/2009	0	(6)	(6)
Buy		JPM	24,112	04/2009	0	(86)	(86)
Sell		JPM	24,112	04/2009	0	(11)	(11)
Buy	SGD	CITI	9,896	04/2009	0	(266)	(266)
Sell		CITI	30,622	04/2009	353	0	353
Buy		DUB	77,241	04/2009	0	(1,443)	(1,443)
Sell		DUB	37,697	04/2009	222	0	222
Buy		HSBC	10,005	04/2009	0	(264)	(264)
Sell		HSBC	41,560	04/2009	125	0	125
Buy		UBS	12,737	04/2009	0	(238)	(238)
Sell	TRY	HSBC	854	07/2009	0	0	0
Buy		UBS	854	07/2009	0	(4)	(4)
Sell	ZAR	BCLY	5,512	05/2009	0	(76)	(76)
Buy		JPM	5,512	05/2009	7	0	7
Sell		JPM	5,512	11/2009	0	(6)	(6)

					$23,787	$(44,637)	$(20,850)

(i)	Fair Value Measurements+

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$18,064	$700,064	$0	$718,128
Other Financial Instruments ++	439	(36,318)	0	(35,879)

Total	$18,503	$663,746	$0	$682,249

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

56	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments High Yield Portfolio	March 31, 2009

	SHARES	VALUE (000S)
PIMCO FUNDS (d) 3.1%

Short-Term Floating NAV Portfolio	1,181,125	$11,817

Total PIMCO Funds (Cost $11,817)		11,817

	PRINCIPAL AMOUNT (000S)
BANK LOAN OBLIGATIONS 7.2%

Allison Transmission, Inc.
3.290% due 08/07/2014	$2,664	1,779
3.320% due 08/07/2014	244	163

Biomet, Inc.
3.518% due 03/25/2015	58	52
3.522% due 03/25/2015	36	33
4.222% due 03/25/2015	891	806

Cengage Learning, Inc.
3.020% due 07/05/2014	1,280	871

Community Health Systems, Inc.
2.768% due 07/25/2014	290	251
3.506% due 07/25/2014	2,853	2,472
4.000% due 07/25/2014	49	42

CSC Holdings, Inc.
9.750% due 08/01/2013	2,500	2,281

Daimler Finance North America LLC
4.560% due 08/03/2012	4,245	2,290

First Data Corp.
3.268% due 09/24/2014	56	38
3.272% due 09/24/2014	931	631

Ford Motor Co.
3.560% due 12/16/2013	2,945	1,419

Freescale Semiconductor, Inc.
8.000% due 12/15/2014	335	175

General Motors Corp.
8.000% due 11/29/2013	1,470	623

Georgia-Pacific Corp.
2.956% due 12/20/2012	629	556
3.292% due 12/20/2012	1,277	1,130
3.459% due 12/20/2012	298	264

Hawaiian Telcom Communications, Inc.
4.750% due 06/01/2024 (a)	1,127	523

HCA, Inc.
3.470% due 11/18/2013	3,361	2,867

Headwaters, Inc.
5.970% due 04/30/2011	321	233

Idearc, Inc.
3.220% due 11/17/2014	1,980	765

Mylan Laboratories, Inc.
3.812% due 10/02/2014	375	349
4.500% due 10/02/2014	1,565	1,457

Nuveen Investments, Inc.
3.518% due 11/13/2014	778	439
3.520% due 11/01/2014	680	384
4.232% due 11/01/2014	27	15

Roundy’s Supermarket, Inc.
3.250% due 10/27/2011	385	341
3.290% due 10/27/2011	484	428

Texas Competitive Electric Holdings Co. LLC
3.979% due 10/10/2014	10	7
4.018% due 10/10/2014	23	15
4.033% due 10/10/2014	2,937	1,945

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Tribune Co.
5.000% due 06/04/2024 (a)	$119	$31
5.250% due 06/04/2024 (a)	593	134

Weather Investments II SARL
8.392% due 12/21/2011	380	370

Wrigley WM Jr. Co.
6.500% due 10/06/2014	988	978

Total Bank Loan Obligations (Cost $38,009)		27,157

CORPORATE BONDS & NOTES 69.0%

BANKING & FINANCE 20.7%

AES Ironwood LLC
8.857% due 11/30/2025	1,675	1,482

AES Red Oak LLC
8.540% due 11/30/2019	670	613
9.200% due 11/30/2029	2,000	1,750

American Express Bank FSB
5.500% due 04/16/2013	2,000	1,727

American Express Co.
7.000% due 03/19/2018	1,475	1,304

American General Finance Corp.
6.900% due 12/15/2017	1,800	632

American International Group, Inc.
4.950% due 03/20/2012	525	257
5.850% due 01/16/2018	2,475	971
8.175% due 05/15/2058	2,475	211
8.250% due 08/15/2018	4,825	2,068

ANZ National International Ltd.
6.200% due 07/19/2013	1,000	966

Bank of America Corp.
8.000% due 12/29/2049	8,375	3,358

Barclays Bank PLC
6.050% due 12/04/2017	1,025	808
7.434% due 09/29/2049	1,250	520
7.700% due 04/29/2049	7,100	3,124

Caelus Re Ltd.
7.511% due 06/07/2011	250	236

CIT Group Funding Co. of Canada
4.650% due 07/01/2010	1,125	934
5.600% due 11/02/2011	1,000	724

CIT Group, Inc.
1.464% due 07/28/2011	175	112
1.474% due 11/03/2010	2,075	1,520
4.750% due 12/15/2010	100	81
5.125% due 09/30/2014	400	242
5.600% due 04/27/2011	650	475

Citigroup Capital XXI
8.300% due 12/21/2057	1,725	832

Citigroup, Inc.
8.400% due 04/29/2049	7,000	3,965

El Paso Performance-Linked Trust
7.750% due 07/15/2011	3,700	3,565

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	1,271	1,089
7.000% due 10/01/2013	6,825	4,569
7.375% due 10/28/2009	125	112
8.000% due 12/15/2016	7,744	5,098

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	1,225	1,280

General Electric Capital Corp.
6.875% due 01/10/2039	2,400	1,965

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GMAC LLC
6.750% due 12/01/2014	$535	$253
8.000% due 11/01/2031	10,050	3,739

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	5,750	3,902

HBOS PLC
6.750% due 05/21/2018	1,400	1,082

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	830	104
6.625% due 01/18/2012 (a)	75	10
6.750% due 12/28/2017 (a)	4,725	0
6.875% due 05/02/2018 (a)	1,675	209
7.500% due 05/11/2038 (a)	775	0

Mirage Resorts, Inc.
7.250% due 08/01/2017	1,750	639

Morgan Stanley
6.000% due 04/28/2015	4,000	3,785

NSG Holdings LLC
7.750% due 12/15/2025	4,450	3,538

Rabobank Capital Funding Trust
5.254% due 12/29/2049	700	315

Royal Bank of Scotland Group PLC
7.640% due 03/31/2049	9,200	2,072

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,400	1,322

SLM Corp.
1.459% due 01/27/2014	175	80
5.125% due 08/27/2012	1,250	674
8.450% due 06/15/2018	935	506

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/25/2049	800	649

Tenneco, Inc.
8.125% due 11/15/2015	1,370	281
10.250% due 07/15/2013	250	134

UBS Preferred Funding Trust V
6.243% due 05/29/2049	2,100	574

Universal City Florida Holding Co. I & II
5.920% due 05/01/2010	3,460	1,228

Ventas Realty LP
6.500% due 06/01/2016	50	43
6.750% due 04/01/2017	2,830	2,434
7.125% due 06/01/2015	75	68

Wells Fargo & Co.
7.980% due 02/28/2049	8,125	3,823

		78,054

INDUSTRIALS 31.0%

Altria Group, Inc.
9.250% due 08/06/2019	625	670

American Stores Co.
8.000% due 06/01/2026	5,000	4,300

AmeriGas Partners LP
7.125% due 05/20/2016	750	709
7.250% due 05/20/2015	2,300	2,174

Anadarko Petroleum Corp.
5.950% due 09/15/2016	1,250	1,078

ARAMARK Corp.
4.670% due 02/01/2015	1,600	1,228
8.500% due 02/01/2015	970	897

ArvinMeritor, Inc.
8.125% due 09/15/2015	6,575	2,203

See Accompanying Notes	Annual Report	March 31, 2009	57

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Berry Plastics Corp.
5.844% due 02/15/2015	$3,000	$2,190

Biomet, Inc.
10.375% due 10/15/2017 (b)	1,350	1,148
11.625% due 10/15/2017	7,000	6,212

Cascades, Inc.
7.250% due 02/15/2013	3,650	2,053

Chart Industries, Inc.
9.125% due 10/15/2015	2,100	1,544

Charter Communications Operating LLC
8.375% due 04/30/2014	1,000	885

Chesapeake Energy Corp.
7.000% due 08/15/2014	900	796
7.500% due 09/15/2013	200	184
7.500% due 06/15/2014	250	227
9.500% due 02/15/2015	1,525	1,491

Colorado Interstate Gas Co.
5.950% due 03/15/2015	60	54
6.800% due 11/15/2015	1,000	943

Compagnie Générale de Géophysique-Veritas
7.750% due 05/15/2017	2,445	1,883

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	2,325	291

CSC Holdings, Inc.
7.625% due 04/01/2011	2,000	1,995
7.625% due 07/15/2018	1,575	1,425
8.500% due 06/15/2015	3,850	3,783

DaVita, Inc.
6.625% due 03/15/2013	1,500	1,462

Delhaize America, Inc.
8.050% due 04/15/2027	600	584

Delta Air Lines, Inc.
7.779% due 07/02/2013	776	652

Dex Media West LLC
8.500% due 08/15/2010	25	12
9.875% due 08/15/2013	2,050	415

DISH DBS Corp.
7.125% due 02/01/2016	6,775	6,098

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	238	228

El Paso Corp.
6.950% due 06/01/2028	200	139
7.250% due 06/01/2018	1,800	1,539
8.050% due 10/15/2030	1,775	1,366

Enterprise Products Operating LLC
7.034% due 01/15/2068	1,160	726
8.375% due 08/01/2066	4,355	2,921

Ferrellgas Partners LP
8.750% due 06/15/2012	475	401

First Data Corp.
9.875% due 09/24/2015	5,795	3,419

Ford Motor Co.
9.215% due 09/15/2021	800	236

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	500	468

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	2,400	516
9.125% due 12/15/2014 (b)	1,875	150

General Motors Corp.
7.400% due 09/01/2025	145	17
8.250% due 07/15/2023	8,530	1,045

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Georgia-Pacific LLC
7.125% due 01/15/2017	$225	$209
7.250% due 06/01/2028	750	525
8.000% due 01/15/2024	5,950	4,760
8.125% due 05/15/2011	200	200

Goodyear Tire & Rubber Co.
6.318% due 12/01/2009	825	792
8.625% due 12/01/2011	600	501

Harrah’s Operating Co., Inc.
10.750% due 02/01/2016	4,732	923

HCA, Inc.
9.125% due 11/15/2014	1,635	1,541
9.250% due 11/15/2016	7,550	6,889

Ineos Group Holdings PLC
8.500% due 02/15/2016	3,125	195

Intergen NV
9.000% due 06/30/2017	4,030	3,667

JET Equipment Trust
7.630% due 08/15/2012 (a)	152	5
10.000% due 06/15/2012 (a)	358	194

Kerr-McGee Corp.
6.950% due 07/01/2024	850	653

Legrand France S.A.
8.500% due 02/15/2025	670	566

Nalco Co.
7.750% due 11/15/2011	1,375	1,361

Norampac Industries, Inc.
6.750% due 06/01/2013	1,000	450

Nortel Networks Ltd.
9.002% due 07/15/2011 (a)	2,560	422

OPTI Canada, Inc.
8.250% due 12/15/2014	2,060	932

Pfizer, Inc.
7.200% due 03/15/2039	1,175	1,266

Quebecor Media, Inc.
7.750% due 03/15/2016	4,000	3,060

Range Resources Corp.
7.250% due 05/01/2018	100	90
7.500% due 10/01/2017	100	92

Reynolds American, Inc.
7.750% due 06/01/2018	200	177

RH Donnelley Corp.
6.875% due 01/15/2013	175	10
8.875% due 01/15/2016	4,850	303

RH Donnelley, Inc.
11.750% due 05/15/2015	4,300	580

Royal Caribbean Cruises Ltd.
8.750% due 02/02/2011	650	478

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)	4,335	2,839

Seagate Technology HDD Holdings
2.275% due 10/01/2009	1,000	956

SemGroup LP
8.750% due 11/15/2015 (a)	6,730	269

Sensata Technologies BV
8.000% due 05/01/2014	6,070	1,851

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	200	118

Sonat, Inc.
7.625% due 07/15/2011	2,000	1,942

Southern Natural Gas Co.
5.900% due 04/01/2017	125	110

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Sungard Data Systems, Inc.
9.125% due 08/15/2013	$4,299	$3,762

Tennessee Gas Pipeline Co.
7.500% due 04/01/2017	75	73

TRW Automotive, Inc.
7.000% due 03/15/2014	4,600	1,955

United Rentals North America, Inc.
6.500% due 02/15/2012	1,555	1,252

Verso Paper Holdings LLC
9.125% due 08/01/2014	2,500	950

West Corp.
9.500% due 10/15/2014	225	158

Williams Cos., Inc.
7.625% due 07/15/2019	1,900	1,780

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,650	1,642

Windstream Corp.
8.625% due 08/01/2016	4,100	4,049

		117,304

UTILITIES 17.3%

AES Corp.
8.000% due 10/15/2017	125	108

Energy Future Holdings Corp.
10.875% due 11/01/2017	5,800	3,770
11.250% due 11/01/2017 (b)	875	374

Frontier Communications Corp.
7.450% due 07/01/2035	325	179
9.000% due 08/15/2031	5,300	3,664

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	2,700	2,403
8.625% due 11/14/2011	1,000	960

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	2,000	1,690

Knight, Inc.
5.150% due 03/01/2015	600	507

Midwest Generation LLC
8.560% due 01/02/2016	7,513	6,969

NGPL PipeCo. LLC
7.119% due 12/15/2017	6,000	5,511

NRG Energy, Inc.
7.250% due 02/01/2014	3,905	3,680
7.375% due 02/01/2016	4,080	3,805

Oncor Electric Delivery Co.
7.250% due 01/15/2033	500	464

PSEG Energy Holdings LLC
8.500% due 06/15/2011	1,200	1,187

Qwest Capital Funding, Inc.
7.000% due 08/03/2009	1,350	1,353

Qwest Communications International, Inc.
7.500% due 02/15/2014	1,950	1,696

Qwest Corp.
4.570% due 06/15/2013	1,000	862
6.500% due 06/01/2017	745	622
8.875% due 03/15/2012	2,560	2,541

Reliant Energy, Inc.
6.750% due 12/15/2014	1,800	1,665

Sithe Independence Funding Corp.
9.000% due 12/30/2013	3,370	3,096

Sprint Capital Corp.
6.875% due 11/15/2028	1,079	664

58	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.900% due 05/01/2019	$3,500	$2,485
8.375% due 03/15/2012	2,150	1,946
8.750% due 03/15/2032	3,175	2,143

Sprint Nextel Corp.
6.000% due 12/01/2016	5,400	3,888

Telesat Canada
11.000% due 11/01/2015	2,800	2,338

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,109	1,638

Texas Competitive Electric Holdings Co. LLC
10.250% due 11/01/2015	2,665	1,346
10.500% due 11/01/2016 (b)	500	188

Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (k)	1,851	1,561

		65,303

Total Corporate Bonds & Notes (Cost $388,795)		260,661

CONVERTIBLE BONDS & NOTES 2.4%

Advanced Micro Devices, Inc.
6.000% due 05/01/2015	650	246

Chesapeake Energy Corp.
2.250% due 12/15/2038	5,425	2,821
2.500% due 05/15/2037	325	215

CMS Energy Corp.
2.875% due 12/01/2024	650	682

Medtronic, Inc.
1.625% due 04/15/2013	1,000	889

Millipore Corp.
3.750% due 06/01/2026	325	303

Nortel Networks Corp.
1.750% due 04/15/2012 (a)	1,875	286
2.125% due 04/15/2014 (a)	1,550	236

Qwest Communications International, Inc.
3.500% due 11/15/2025	2,850	2,643

Transocean Ltd.
1.625% due 12/15/2037	525	485

Ventas, Inc.
3.875% due 11/15/2011	300	256

Total Convertible Bonds & Notes (Cost $15,428)		9,062

U.S. GOVERNMENT AGENCIES 8.4%

Fannie Mae
6.000% due 11/01/2038 - 12/01/2038	30,293	31,680

Total U.S. Government Agencies (Cost $31,576)		31,680

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Bonds
3.500% due 02/15/2039	8,900	8,822

Total U.S. Treasury Obligations (Cost $8,667)		8,822

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.7%

American Home Mortgage Assets
0.752% due 09/25/2046		$1,089	$225
2.553% due 11/25/2046		1,385	411
6.250% due 06/25/2037		867	465

Countrywide Alternative Loan Trust
0.782% due 07/25/2046		500	42

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036		900	477

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.000% due 10/25/2018		518	500

Nomura Asset Acceptance Corp.
6.138% due 03/25/2047		500	267

Residential Accredit Loans, Inc.
0.852% due 03/25/2037		994	362

Total Mortgage-Backed Securities (Cost $4,362)			2,749

ASSET-BACKED SECURITIES 0.6%

Credit-Based Asset Servicing & Securitization LLC
0.632% due 04/25/2036		554	531

Ford Credit Auto Owner Trust
1.976% due 06/15/2012		1,700	1,589

Total Asset-Backed Securities (Cost $2,246)			2,120

FOREIGN CURRENCY-DENOMINATED ISSUES 2.6%

American International Group, Inc.
2.404% due 04/26/2011	EUR	200	124

Bombardier, Inc.
7.250% due 11/15/2016		625	552

Chesapeake Energy Corp.
6.250% due 01/15/2017		2,000	1,980

Lighthouse International Co. S.A.
8.000% due 04/30/2014		165	84

Nordic Telephone Co. Holdings ApS
3.418% due 11/30/2013		354	434
3.668% due 11/30/2014		427	525
8.250% due 05/01/2016		1,900	2,133

OI European Group BV
6.875% due 03/31/2017		300	351

Societe Generale
6.999% due 12/29/2049		900	592

UBS AG
7.152% due 12/29/2049		3,100	1,771

UPC Holding BV
7.750% due 01/15/2014		605	675
8.625% due 01/15/2014		400	462

Total Foreign Currency-Denominated Issues (Cost $15,112)			9,683

	SHARES	VALUE (000S)
CONVERTIBLE PREFERRED STOCKS 0.7%

American International Group, Inc.
8.500% due 08/01/2011	20,900	$113

Bank of America Corp.
7.250% due 12/31/2049	3,875	1,645

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 05/01/2010	9,900	639

General Motors Corp.
5.250% due 03/06/2032	91,000	256

Total Convertible Preferred Stocks (Cost $8,195)		2,653

PREFERRED STOCKS 0.1%

Lehman Brothers Holdings, Inc.
0.339% due 05/30/2009 (a)	4,000	20

Merrill Lynch & Co., Inc.
2.376% due 05/20/2009	16,000	139

Total Preferred Stocks (Cost $984)		159

	PRINCIPAL AMOUNT (000S)
PRINCIPAL AMOUNT (000S) SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS 0.1%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	$523	523

(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $536. Repurchase proceeds are $523.)

U.S. TREASURY BILLS 5.7%
0.147% due 04/02/2009 - 06/11/2009 (c)(e)	21,430	21,428

Total Short-Term Instruments (Cost $21,951)		21,951

PURCHASED OPTIONS (i) 8.7%
(Cost $5,481)		32,887

Total Investments 111.6% (Cost $552,623)		$421,401

Written Options (j) (1.4%) (Premiums $1,236)		(5,213)

Other Assets and Liabilities (Net) (10.2%)		(38,500)

Net Assets 100.0%		$377,688

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average rate.

See Accompanying Notes	Annual Report	March 31, 2009	59

Schedule of Investments  High Yield Portfolio  (Cont.)

(d)	The High Yield Portfolio is investing in shares of affiliated Funds.
(e)	Securities with an aggregate market value of $21,018 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $30,907 at a weighted average interest rate of 0.866%. On March 31, 2009, there were no open reverse repurchase agreements.
(g)	Cash of $170 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note June Futures	Long	06/2009	67	$233

(h)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	CITI	(5.000%	)	03/20/2012	30.070%		$400	$177	$232	$(55)
Advanced Micro Devices, Inc.	CITI	(5.000%	)	12/20/2013	27.154%		250	122	128	(6)
Anadarko Petroleum Corp.	DUB	(2.750%	)	06/20/2014	2.500%		850	(10)	0	(10)
Freescale Semiconductor, Inc.	CITI	(5.000%	)	03/20/2014	54.102%		700	499	497	2
UBS Warburg LLC	BCLY	(2.200%	)	03/20/2014	2.290%	EUR	900	4	0	4
UBS Warburg LLC	BCLY	(2.250%	)	03/20/2014	2.290%		$1,200	1	0	1

								$793	$857	$(64)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Chrysler Financial	DUB	5.250%	09/20/2012	31.500%	$1,000	$(451)	$0	$(451)
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	7.313%	4,050	(338)	(370)	32
General Electric Capital Corp.	CITI	4.100%	12/20/2013	7.440%	1,350	(150)	0	(150)
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	7.683%	1,500	(140)	(154)	14
GMAC LLC	DUB	5.000%	03/20/2012	19.549%	1,000	(290)	(155)	(135)
GMAC LLC	JPM	2.110%	03/20/2012	19.549%	1,000	(349)	0	(349)
GMAC LLC	MLP	5.000%	09/20/2013	18.086%	1,000	(343)	(262)	(81)
SLM Corp.	BCLY	5.000%	12/20/2013	25.406%	1,100	(406)	(121)	(285)
SLM Corp.	GSC	7.600%	03/20/2012	30.231%	2,650	(841)	0	(841)
Sprint Nextel Corp.	BCLY	7.150%	06/20/2009	7.011%	500	1	0	1

						$(3,307)	$(1,062)	$(2,245)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	$4,800	$(845)	$0	$(845)
CDX.HY-9 5-Year Index 25-35%	MLP	3.230%	12/20/2012	4,900	(2,194)	0	(2,194)
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	6,900	(250)	(59)	(191)

					$(3,289)	$(59)	$(3,230)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

60	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	06/17/2011	BOA	$36,770	$(1,833)	$(1,341)	$(492)
Receive	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB	18,200	(908)	(689)	(219)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA	11,000	(2,527)	109	(2,636)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP	6,400	(1,471)	(73)	(1,398)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB	1,900	(183)	(230)	47
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS	1,200	(115)	(145)	30
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	CITI	9,700	(2,644)	104	(2,748)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA	1,200	(415)	(119)	(296)

						$(10,096)	$(2,384)	$(7,712)

Total Return Swaps on Securities

Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	SandRidge Energy, Inc.	80,000	0.724%	$579	04/23/2009	MLP	$(52)

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	$177,500	$1,722	$9,611
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	160,000	1,424	9,928
Call - OTC 2-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	153,900	1,684	9,550
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	61,200	651	3,798

							$5,481	$32,887

(j)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$128.000	05/22/2009	9	$2	$2
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	9	3	2

				$5	$4

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009	EUR	1,300	$14	$21
Put - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		1,300	14	0
Call - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009		1,000	11	17
Put - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		1,000	11	0
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.900%	07/06/2009		$34,600	965	4,980
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		1,200	3	1
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		3,700	18	0
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		3,700	24	0
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		2,100	11	0
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		2,100	13	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		2,300	8	1

								$1,092	$5,020

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC Citigroup, Inc.	$3.000	09/19/2009	$291	$139	$189

See Accompanying Notes	Annual Report	March 31, 2009	61

Schedule of Investments High Yield Portfolio (Cont.)	March 31, 2009

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2008	0	$596,700	EUR	0	$15,442
Sales	2,564	210,491		4,600	6,694
Closing Buys	(2,546)	(757,200)		0	(20,900)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2009	18	$49,991	EUR	4,600	$1,236

(k)	Restricted securities as of March 31, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	12/08/2000	$1,919	$1,561	0.41%

(l)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	HSBC	10,046	04/2009	$0	$(660)	$(660)
Buy		MSC	138	04/2009	0	(4)	(4)
Buy		RBS	798	04/2009	0	(21)	(21)
Sell	GBP	DUB	379	04/2009	6	0	6
Sell		MSC	635	04/2009	7	0	7

					$13	$(685)	$(672)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$14,214	$405,257	$1,930	$421,401
Other Financial Instruments ++	233	(18,738)	(450)	(18,955)

Total	$14,447	$386,519	$1,480	$402,446

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$2,478	$924	$68	$8	$(1,572)	$24	$1,930
Other Financial Instruments ++	(125)	0	0	0	(325)	0	(450)

Total	$2,353	$924	$68	$8	$(1,897)	$24	$1,480

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

62	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments International Portfolio	March 31, 2009

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 2.9%

Commonwealth Bank of Australia
0.573% due 06/08/2009		$1,100	$1,098
4.500% due 02/20/2014	AUD	40,000	27,611

National Australia Bank Ltd.
4.250% due 03/26/2012		20,000	13,851
4.750% due 02/12/2014		15,000	10,282

Total Australia (Cost $49,650)			52,842

CANADA 0.7%

Province of Quebec Canada
6.250% due 06/01/2032	CAD	10,000	9,007

Royal Bank of Canada
1.304% due 06/08/2010		$4,000	3,961

Total Canada (Cost $12,834)			12,968

CAYMAN ISLANDS 0.0%

SHL Corp. Ltd.
1.313% due 12/25/2024	JPY	724	7

Total Cayman Islands (Cost $7)			7

CROATIA 0.0%

Croatia Government International Bond
2.500% due 07/30/2010		$409	386

Total Croatia (Cost $408)			386

FINLAND 0.7%

Sampo Housing Loan Bank PLC
2.500% due 09/23/2010	EUR	10,000	13,219

Total Finland (Cost $14,880)			13,219

FRANCE 4.7%

AXA S.A.
3.750% due 01/01/2017	EUR	1,357	3,272

Credit Agricole S.A.
1.256% due 05/28/2009		$2,700	2,695
1.306% due 05/28/2010		20,700	20,254

French Treasury Notes
3.750% due 09/12/2010	EUR	44,354	61,049

Total France (Cost $86,692)			87,270

GERMANY 1.5%

Republic of Germany
4.250% due 07/04/2039	EUR	20,000	28,401

Total Germany (Cost $28,426)			28,401

ITALY 0.1%

Siena Mortgages SpA
1.880% due 12/16/2038	EUR	1,633	2,048

Total Italy (Cost $2,012)			2,048

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.1%

Lloyds TSB Capital
7.375% due 12/29/2049	EUR	5,250	$2,616

Total Jersey, Channel Islands (Cost $4,776)			2,616

NETHERLANDS 5.9%

Delphinus BV
1.830% due 06/25/2066	EUR	134	172

Holland Euro-Denominated Mortgage-Backed Series
2.780% due 04/18/2012		99	131

Netherlands Government Bond
5.500% due 07/15/2010		37,177	52,052

Rabobank Nederland NV
1.646% due 05/19/2010		$39,600	39,133

Siemens Financieringsmaatschappij NV
1.288% due 08/14/2009		16,550	16,480

Total Netherlands (Cost $109,024)			107,968

NEW ZEALAND 0.1%

New Zealand Government CPI Linked Bond
4.500% due 02/15/2016	NZD	3,523	2,902

Total New Zealand (Cost $1,777)			2,902

NORWAY 1.1%

DnB NOR Bank ASA
1.330% due 10/13/2009		$5,800	5,731

DnB NOR Boligkreditt
4.375% due 11/15/2010	EUR	10,000	13,605

Total Norway (Cost $20,982)			19,336

PORTUGAL 0.6%

Banco Espirito Santo S.A.
4.375% due 01/25/2011	EUR	7,500	10,216

Total Portugal (Cost $11,389)			10,216

SPAIN 1.0%

Bankinter S.A.
5.000% due 05/14/2010	EUR	10,000	13,577

Santander U.S. Debt S.A. Unipersonal
1.331% due 11/20/2009		$4,000	3,959

Total Spain (Cost $19,304)			17,536

SUPRANATIONAL 0.2%

European Investment Bank
5.500% due 12/07/2009	GBP	2,300	3,407

Total Supranational (Cost $3,275)			3,407

SWITZERLAND 0.3%

UBS AG
2.154% due 05/05/2010		$5,000	4,990

Total Switzerland (Cost $4,990)			4,990

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
UNITED KINGDOM 18.4%

Bauhaus Securities Ltd.
2.435% due 10/30/2052	EUR	2,418	$3,141

Rexam PLC
6.750% due 06/01/2013		$4,000	3,475

United Kingdom Gilt
4.500% due 12/07/2042	GBP	225,000	332,623

Total United Kingdom (Cost $321,306)			339,239

UNITED STATES 50.6%

ASSET-BACKED SECURITIES 8.5%

Accredited Mortgage Loan Trust
0.642% due 04/25/2036		$43	43

ACE Securities Corp.
0.572% due 07/25/2036		27	27
0.612% due 06/25/2037		4,506	3,107

AFC Home Equity Loan Trust
1.232% due 12/22/2027		37	22

American Express Credit Account Master Trust
1.056% due 02/15/2012		297	279

Ameriquest Mortgage Securities, Inc.
0.752% due 11/25/2035		709	517

Amortizing Residential Collateral Trust
0.812% due 07/25/2032		58	22
1.222% due 10/25/2031		559	324

Argent Securities, Inc.
0.572% due 10/25/2036		39	38
0.612% due 07/25/2036		3,821	3,368

Asset-Backed Funding Certificates
0.582% due 01/25/2037		1,048	892
0.872% due 06/25/2034		998	498

Asset-Backed Securities Corp. Home Equity
0.602% due 05/25/2037		1,748	1,256

BA Credit Card Trust
1.136% due 04/15/2013		2,000	1,912

Bear Stearns Asset-Backed Securities Trust
0.572% due 11/25/2036		61	51
0.602% due 10/25/2036		691	596
0.612% due 06/25/2047		3,649	2,896
0.722% due 06/25/2036		10,292	7,546
0.852% due 01/25/2036		431	381
0.972% due 03/25/2043		710	662
1.012% due 06/25/2036		1,900	582
1.182% due 10/25/2032		503	289

BNC Mortgage Loan Trust
0.622% due 05/25/2037		1,217	909

Carrington Mortgage Loan Trust
0.572% due 01/25/2037		1,069	984
0.682% due 01/25/2036		368	342
0.842% due 10/25/2035		1,462	1,265

Chase Credit Card Master Trust
0.726% due 09/15/2011		2,000	1,995

CIT Group Home Equity Loan Trust
0.792% due 06/25/2033		34	22

Citicorp Residential Mortgage Securities, Inc.
0.612% due 03/25/2037		3,497	3,367

Citigroup Mortgage Loan Trust, Inc.
0.596% due 05/15/2036		996	665
0.622% due 10/25/2036		341	302
0.632% due 03/25/2037		2,445	2,021

See Accompanying Notes	Annual Report	March 31, 2009	63

Schedule of Investments  International Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Asset-Backed Certificates
0.572% due 05/25/2037	$2,035	$1,846
0.572% due 03/25/2047	58	56
0.572% due 06/25/2047	1,606	1,427
0.592% due 12/25/2036	17	16
0.592% due 06/25/2047	528	474
0.602% due 06/25/2037	1,232	1,101
0.602% due 10/25/2047	938	829
0.622% due 07/25/2037	20,000	12,502
0.622% due 08/25/2037	1,600	1,008
0.622% due 09/25/2037	1,958	1,723
0.622% due 05/25/2047	158	137
0.622% due 09/25/2047	5,403	4,614
0.632% due 10/25/2046	1,654	1,488
0.712% due 06/25/2036	7,522	5,402
1.262% due 05/25/2032	153	65

Credit-Based Asset Servicing & Securitization LLC
0.582% due 11/25/2036	666	588
0.592% due 01/25/2037	899	574
0.612% due 12/25/2037	431	404

CS First Boston Mortgage Securities Corp.
1.142% due 01/25/2032	220	104

Equity One Asset-Backed Securities, Inc.
0.822% due 04/25/2034	553	169

Fieldstone Mortgage Investment Corp.
0.612% due 07/25/2036	1,020	986

First Franklin Mortgage Loan Asset-Backed Certificates
0.572% due 11/25/2036	504	449
0.592% due 12/25/2036	703	630
0.892% due 12/25/2034	79	49
0.902% due 10/25/2034	5	4

Fremont Home Loan Trust
0.572% due 10/25/2036	1,234	1,120
0.582% due 01/25/2037	1,418	1,207
0.592% due 02/25/2037	75	74

GSAMP Trust
0.562% due 10/25/2046	109	99
0.592% due 09/25/2036	276	259
0.812% due 03/25/2034	22	21

HFC Home Equity Loan Asset-Backed Certificates
0.895% due 09/20/2033	1,790	1,328

Home Equity Asset Trust
1.122% due 11/25/2032	1	0

HSI Asset Securitization Corp. Trust
0.572% due 10/25/2036	586	366
0.572% due 12/25/2036	560	325

Indymac Residential Asset-Backed Trust
0.572% due 11/25/2036	30	29
0.582% due 04/25/2037	634	599
0.602% due 07/25/2037	229	196

JPMorgan Mortgage Acquisition Corp.
0.542% due 11/25/2036	94	86
0.572% due 07/25/2036	378	350
0.672% due 03/25/2037	10,000	5,337

Lehman XS Trust
0.602% due 06/25/2046	45	44
0.602% due 11/25/2046	169	158
0.672% due 04/25/2037	388	234

Long Beach Mortgage Loan Trust
0.582% due 10/25/2036	84	80
0.802% due 10/25/2034	28	11

MASTR Asset-Backed Securities Trust
0.582% due 11/25/2036	798	736
0.632% due 02/25/2036	343	328
0.652% due 10/25/2036	3,522	3,146

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MBNA Credit Card Master Note Trust
0.656% due 12/15/2011	$4,800	$4,767

Merrill Lynch Mortgage Investors, Inc.
0.592% due 08/25/2036	393	370
0.592% due 07/25/2037	105	95
0.602% due 09/25/2037	236	215
0.632% due 03/25/2037	2,485	2,354

Morgan Stanley ABS Capital I
0.572% due 09/25/2036	84	79
0.572% due 10/25/2036	619	541
0.582% due 05/25/2037	1,398	1,122
0.612% due 01/25/2037	20,000	8,262
0.622% due 04/25/2036	323	318
0.622% due 10/25/2036	10,000	7,876
0.622% due 11/25/2036	20,000	15,149
0.632% due 10/25/2036	600	375

Nationstar Home Equity Loan Trust
0.582% due 06/25/2037	1,405	1,164

Park Place Securities, Inc.
0.782% due 09/25/2035	185	119

Residential Asset Mortgage Products, Inc.
0.602% due 10/25/2036	76	70

Residential Asset Securities Corp.
0.592% due 11/25/2036	589	568
0.602% due 10/25/2036	41	40

Saxon Asset Securities Trust
0.582% due 10/25/2046	59	57

Securitized Asset-Backed Receivables LLC Trust
0.562% due 01/25/2037	434	384
0.572% due 09/25/2036	352	309

SLM Student Loan Trust
2.659% due 04/25/2023	19,941	19,598

Soundview Home Equity Loan Trust
0.582% due 11/25/2036	940	767
0.602% due 01/25/2037	51	49
0.622% due 10/25/2036	5	5

Structured Asset Securities Corp.
0.572% due 10/25/2036	176	154
0.922% due 05/25/2034	20	15
4.900% due 04/25/2035	42	22

Washington Mutual Asset-Backed Certificates
0.582% due 10/25/2036	265	218

Wells Fargo Home Equity Trust
0.572% due 01/25/2037	271	265
0.752% due 10/25/2035	140	126

		155,411

CORPORATE BONDS & NOTES 24.2%

American Express Bank FSB
0.583% due 06/22/2009	8,500	8,385
0.584% due 06/12/2009	9,000	8,893

American Express Credit Corp.
0.578% due 04/06/2009	1,100	1,099
0.616% due 05/18/2009	7,000	6,941

Amgen, Inc.
6.150% due 06/01/2018	6,000	6,350

Anadarko Petroleum Corp.
1.720% due 09/15/2009	700	698

AT&T, Inc.
1.334% due 02/05/2010	2,200	2,195

Bank of America Corp.
1.420% due 10/14/2016	10,000	6,313

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Bank of America N.A.
1.331% due 06/12/2009	$9,400	$9,390
1.777% due 06/23/2010	1,800	1,666
1.822% due 05/12/2010	3,556	3,316

Bear Stearns Cos. LLC
1.366% due 05/18/2010	2,200	2,168

Black & Decker Corp.
5.750% due 11/15/2016	5,000	4,507

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	7,000	6,925

Cardinal Health, Inc.
6.000% due 06/15/2017	8,000	7,387

Caterpillar Financial Services Corp.
1.306% due 05/18/2009	1,100	1,096
1.751% due 06/25/2010	8,800	8,231
1.976% due 06/24/2011	2,300	2,166

Charter One Bank N.A.
1.209% due 04/24/2009	35,850	35,818

Citigroup Funding, Inc.
1.226% due 06/26/2009	25,000	24,699
2.291% due 05/07/2010	900	808

Citigroup, Inc.
1.262% due 12/28/2009	12,540	11,580
1.381% due 08/13/2010	100	88
6.500% due 08/19/2013	300	276

Comcast Corp.
1.460% due 07/14/2009	2,200	2,189

Computer Sciences Corp.
6.500% due 03/15/2018	6,000	5,701

ConocoPhillips Australia Funding Co.
1.498% due 04/09/2009	1,596	1,596

Credit Suisse USA, Inc.
1.438% due 08/15/2010	17,073	16,392

Fortune Brands, Inc.
5.375% due 01/15/2016	5,700	4,926

General Electric Capital Corp.
1.232% due 10/21/2010	3,400	3,109

General Mills, Inc.
1.252% due 01/22/2010	2,200	2,162

Goldman Sachs Group, Inc.
0.603% due 12/23/2009	4,500	4,395
1.532% due 06/28/2010	20,320	19,402

HSBC Finance Corp.
1.344% due 01/15/2014	5,000	2,609
1.389% due 06/19/2009	6,000	5,949
1.691% due 06/01/2016	3,000	1,641

International Lease Finance Corp.
1.482% due 04/20/2009	285	281

JPMorgan Chase & Co.
0.571% due 06/26/2009	1,100	1,097

Kroger Co.
5.500% due 02/01/2013	100	103

Lehman Brothers Holdings, Inc.
3.052% due 11/10/2009 (a)	14,020	1,753

Macy’s Retail Holdings, Inc.
5.900% due 12/01/2016	6,000	3,813

Marriott International, Inc.
5.810% due 11/10/2015	2,750	2,257
6.375% due 06/15/2017	6,000	4,828

Maytag Corp.
5.000% due 05/15/2015	5,700	4,492

64	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch & Co., Inc.
1.328% due 08/14/2009	$200	$196
3.472% due 05/12/2010	23,000	21,663
5.450% due 02/05/2013	100	82

Mohawk Industries, Inc.
6.625% due 01/15/2016	6,000	4,427

Morgan Stanley
1.291% due 05/07/2009	6,400	6,391
3.338% due 05/14/2010	37,600	36,638

NiSource Finance Corp.
6.150% due 03/01/2013	5,000	4,372

Nucor Corp.
5.750% due 12/01/2017	5,700	5,717

RR Donnelley & Sons Co.
4.950% due 04/01/2014	5,800	4,358

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	5,000	3,305

Time Warner, Inc.
1.461% due 11/13/2009	1,100	1,080

U.S. Bancorp
0.552% due 04/28/2009	8,650	8,649

Valero Energy Corp.
6.125% due 06/15/2017	6,000	5,171

Wachovia Mortgage FSB
1.281% due 05/08/2009	75,000	74,905

Wells Fargo & Co.
1.454% due 01/12/2011	20,530	18,828

		445,472

MORTGAGE-BACKED SECURITIES 5.4%

American Home Mortgage Investment Trust
4.290% due 10/25/2034	60	42

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	177	159

Bear Stearns Adjustable Rate Mortgage Trust
2.650% due 08/25/2035	442	309
4.625% due 10/25/2035	343	208

Bear Stearns Alt-A Trust
5.381% due 08/25/2036	103	42
5.781% due 01/25/2036	3,855	1,418
5.786% due 02/25/2036	321	141

Bear Stearns Mortgage Funding Trust
0.592% due 02/25/2037	1,438	1,263

CC Mortgage Funding Corp.
0.702% due 07/25/2036	288	129

Citigroup Mortgage Loan Trust, Inc.
4.682% due 08/25/2035	319	198

Countrywide Alternative Loan Trust
0.625% due 09/20/2046	65	63
0.682% due 02/25/2047	412	158
0.702% due 05/25/2047	2,586	842
0.712% due 08/25/2046	611	220
0.712% due 11/25/2046	1,070	365
0.725% due 02/20/2047	14,694	5,221
0.755% due 03/20/2046	1,269	462
0.782% due 12/25/2035	221	93
0.802% due 12/25/2035	842	339
0.802% due 02/25/2037	412	170
0.822% due 08/25/2035	1,450	614
0.822% due 12/25/2035	2,540	954
0.842% due 11/25/2035	16,948	6,488
0.872% due 09/25/2035	5,299	2,112

Countrywide Home Loan Mortgage Pass-Through Trust
0.752% due 05/25/2035	529	227

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.812% due 03/25/2035	$2,402	$955
0.812% due 04/25/2035	31	13
0.822% due 03/25/2035	170	70
0.842% due 03/25/2035	12,716	5,467
0.852% due 02/25/2035	39	17
0.902% due 09/25/2034	47	23
4.713% due 08/25/2034	196	119

Credit Suisse Mortgage Capital Certificates
5.311% due 12/15/2039	500	321

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	77	65

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.622% due 10/25/2036	92	77

Downey Savings & Loan Association Mortgage Loan Trust
0.766% due 03/19/2045	2,257	886
0.816% due 08/19/2045	830	343
0.886% due 08/19/2045	5,120	1,809

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	114	108

Greenpoint Mortgage Funding Trust
0.602% due 10/25/2046	2,242	1,797
0.602% due 01/25/2047	1,305	1,117
0.752% due 06/25/2045	5,081	2,246

GSR Mortgage Loan Trust
6.000% due 03/25/2032	3	3

Harborview Mortgage Loan Trust
0.646% due 01/19/2038	4,053	3,652
0.746% due 01/19/2038	1,244	443
0.776% due 05/19/2035	2,553	942
0.796% due 06/19/2035	711	265
0.796% due 01/19/2036	374	155
0.796% due 03/19/2036	4,741	1,734
0.806% due 01/19/2036	5,991	2,263
0.866% due 11/19/2035	840	320
0.885% due 06/20/2035	221	90
0.886% due 09/19/2035	66	27

Impac Secured Assets CMN Owner Trust
0.602% due 01/25/2037	4,323	2,955

Indymac Index Mortgage Loan Trust
0.612% due 11/25/2046	196	181
0.622% due 01/25/2037	77	72

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	300	207

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.636% due 09/15/2021	55	41

MLCC Mortgage Investors, Inc.
1.316% due 03/15/2025	11	6

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	107	56

Residential Accredit Loans, Inc.
0.622% due 09/25/2046	191	141
0.732% due 04/25/2046	369	144
0.822% due 08/25/2035	288	126

Sequoia Mortgage Trust
0.895% due 07/20/2033	2,882	2,191
0.906% due 10/19/2026	55	44
2.224% due 10/20/2034	1,251	811

Structured Asset Mortgage Investments, Inc.
0.592% due 08/25/2036	112	106
0.846% due 07/19/2034	19	10

TBW Mortgage-Backed Pass-Through Certificates
0.622% due 09/25/2036	35	35

Thornburg Mortgage Securities Trust
0.632% due 11/25/2046	351	301
0.642% due 09/25/2046	323	278
0.792% due 03/25/2044	311	174

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.636% due 06/15/2020	$31,469	$21,739
0.646% due 09/15/2021	532	367

WaMu Mortgage Pass-Through Certificates
0.752% due 04/25/2045	257	105
0.812% due 10/25/2045	100	41
0.832% due 01/25/2045	64	26
0.842% due 01/25/2045	61	27
0.842% due 07/25/2045	71	30
1.062% due 12/25/2027	168	119
2.443% due 12/25/2046	419	155
2.633% due 08/25/2046	57,120	18,681
2.833% due 11/25/2042	11	7
3.033% due 08/25/2042	47	31
3.133% due 11/25/2046	1,233	817
3.705% due 02/27/2034	43	35
3.955% due 10/25/2046	140	55

Wells Fargo Mortgage-Backed Securities Trust
3.734% due 09/25/2034	974	803
4.500% due 11/25/2018	189	184
4.950% due 03/25/2036	414	262
5.068% due 04/25/2036	74	47

		98,974

	SHARES
PIMCO FUNDS (c) 0.2%

Short-Term Floating NAV Portfolio	383,986	3,842

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 12.2%

Fannie Mae
0.642% due 03/25/2034	$45	40
0.672% due 08/25/2034	25	24
0.872% due 09/25/2042	135	123
0.922% due 06/25/2029	27	26
4.347% due 11/01/2034	186	189
4.500% due 05/25/2015 - 02/25/2021	1,299	1,318
4.934% due 12/01/2034	65	66
5.000% due 11/25/2032 - 02/01/2037	7,727	8,052
5.110% due 12/01/2030	5	4
5.500% due 09/25/2024 - 11/01/2038	131,913	136,340
6.000% due 06/01/2031 - 07/25/2044	8,250	8,634
6.000% due 07/01/2037 (g)	4,261	4,469
6.060% due 03/01/2023	480	518
6.500% due 05/01/2028 - 07/01/2029	325	346
7.000% due 09/25/2023	98	106
8.800% due 01/25/2019	143	149

Federal Home Loan Bank
1.064% due 05/05/2009	2,200	2,201

Freddie Mac
0.672% due 09/25/2035	5,220	2,839
0.786% due 02/15/2019	42,966	41,598
0.802% due 09/25/2031	80	73
1.006% due 12/15/2031	7	7
3.022% due 10/25/2044	272	265
3.023% due 02/25/2045	125	107
3.222% due 07/25/2044	85	84
4.500% due 02/15/2017- 02/15/2020	585	603
5.000% due 03/15/2016 - 12/15/2031	6,620	6,819
5.383% due 10/01/2036	335	345
6.500% due 07/15/2028	2,188	2,311

See Accompanying Notes	Annual Report	March 31, 2009	65

Schedule of Investments  International Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ginnie Mae
4.125% due 11/20/2022 - 11/20/2024	$764	$769
4.625% due 08/20/2022- 09/20/2026	527	531
5.375% due 03/20/2022 - 06/20/2030	1,953	1,994
6.000% due 08/20/2034	658	698
7.500% due 09/15/2025 - 11/15/2030	2,284	2,463
8.500% due 05/15/2028 - 07/15/2030	24	26

Small Business Administration
4.625% due 02/01/2025	139	146
5.090% due 10/01/2025	79	84

		224,367

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
5.500% due 08/15/2028	1,400	1,769

Total United States (Cost $1,118,459)		929,835

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 5.6%

CERTIFICATES OF DEPOSIT 2.2%

Calyon Financial, Inc.
1.267% due 06/29/2010	$15,000	$14,785

Unicredito Italiano NY
1.156% due 05/15/2009	25,550	25,546

		40,331

REPURCHASE AGREEMENTS 0.2%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	3,179	3,179

(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $3,243. Repurchase proceeds are $3,179.)

U.S. CASH MANAGEMENT BILLS 0.0%
0.092% due 04/29/2009 (e)	860	860

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 3.2%
0.089% due 04/02/2009 - 05/07/2009 (b)(d)(e)	$58,310	$58,307

Total Short-Term Instruments (Cost $102,889)		102,677

PURCHASED OPTIONS (i) 0.4%
(Cost $5,124)		7,056

Total Investments 94.9% (Cost $1,918,204)		$1,744,919

Other Assets and Liabilities (Net) 5.1%		94,255

Net Assets 100.0%		$1,839,174

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	The International Portfolio is investing in shares of affiliated Funds.
(d)	Securities with an aggregate market value of $47,527 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(e)	Securities with an aggregate market value of $1,310 have been pledged as collateral for delayed-delivery mortgage-backed securities on March 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $5,000 at a weighted average interest rate of 2.750%. On March 31, 2009, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,879 and cash of $5,261 have been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
Euro-Bund 10-Year Bond June Futures	Long	06/2009	900	$1,251
U.S. Treasury 5-Year Note June Futures	Long	06/2009	14	21
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	3,050	13,461
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	750	4,500

				$19,233

(h)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Amgen, Inc.	MSC	(1.030%	)	06/20/2018	0.830%	$6,000	$(97)	$(78)	$(19)
Black & Decker Corp.	BOA	(0.950%	)	12/20/2016	1.902%	5,000	300	147	153
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.550%	7,000	27	0	27
Cardinal Health, Inc.	DUB	(0.610%	)	06/20/2017	0.890%	8,000	158	36	122
Computer Sciences Corp.	BOA	(1.160%	)	03/20/2018	0.700%	6,000	(217)	(91)	(126)
Fortune Brands, Inc.	BOA	(0.812%	)	03/20/2016	2.444%	5,700	527	237	290
Macy’s Retail Holdings, Inc.	DUB	(2.780%	)	12/20/2016	5.919%	6,000	922	4	918
Marriott International, Inc.	BOA	(1.650%	)	06/20/2017	3.667%	6,000	711	610	101
Marriott International, Inc.	DUB	(4.230%	)	12/20/2015	3.789%	2,750	(73)	0	(73)
Maytag Corp.	DUB	(0.650%	)	06/20/2015	1.350%	5,700	220	3	217
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	3.755%	6,000	693	326	367
NiSource Finance Corp.	JPM	(2.960%	)	03/20/2013	4.522%	5,000	257	0	257
Nucor Corp.	BOA	(0.365%	)	12/20/2017	1.264%	5,700	374	399	(25)
Rexam PLC	CITI	(4.000%	)	06/20/2013	4.048%	4,000	(9)	0	(9)
RR Donnelley & Sons Co.	BOA	(1.030%	)	06/20/2014	6.913%	5,800	1,287	242	1,045
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	6.265%	5,000	1,268	566	702
Valero Energy Corp.	CITI	(1.930%	)	06/20/2017	2.050%	6,000	44	0	44

							$6,392	$2,401	$3,991

66	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	9.554%	$22,500	$(2,512)	$0	$(2,512)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	9.395%	6,000	(762)	0	(762)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	9.395%	7,000	(868)	0	(868)
General Electric Capital Corp.	DUB	1.070%	09/20/2010	9.554%	12,500	(1,387)	0	(1,387)

						$(5,529)	$0	$(5,529)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY	EUR	1,000	$20	$0	$20
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		700	12	0	12
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS	AUD	252,200	6,929	905	6,024
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	MSC		$500	40	33	7
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		10,700	860	706	154
Pay	3-Month USD-LIBOR	3.000%	12/16/2039	BNP		3,300	(206)	128	(334)
Pay	6-Month AUD Bank Bill	7.250%	06/16/2011	DUB	AUD	629,550	38,692	(3,104)	41,796
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	BNP	EUR	11,900	828	19	809
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	CSFB		73,000	8,383	267	8,116
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	RBC		86,700	9,956	297	9,659
Pay	6-Month EUR-LIBOR	3.500%	09/16/2014	JPM		8,000	316	(39)	355
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	300,000	3,629	(1,314)	4,943
Pay	6-Month GBP-LIBOR	6.000%	09/18/2009	GSC		710,000	20,425	(2,588)	23,013
Pay	6-Month GBP-LIBOR	5.500%	09/20/2009	JPM		725,000	18,569	(2,073)	20,642
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	GSC		386,800	25,131	(11,163)	36,294
Pay	6-Month GBP-LIBOR	3.500%	03/17/2012	BCLY		520,900	10,098	1,219	8,879
Pay	6-Month GBP-LIBOR	3.500%	03/17/2012	HSBC		161,500	3,131	222	2,909
Pay	6-Month GBP-LIBOR	5.500%	03/20/2013	GSC		39,300	5,797	69	5,728
Pay	6-Month GBP-LIBOR	5.100%	09/15/2013	MSC		10,900	1,445	(14)	1,459
Pay	6-Month GBP-LIBOR	3.500%	09/16/2014	HSBC		21,500	373	(11)	384
Receive	6-Month GBP-LIBOR	5.000%	03/20/2038	GSC		59,000	(17,431)	0	(17,431)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	RBS		36,500	(6,383)	(2,730)	(3,653)
Receive	6-Month GBP-LIBOR	4.750%	03/18/2039	BCLY		100,850	(24,066)	(16,560)	(7,506)
Receive	6-Month GBP-LIBOR	4.750%	03/18/2039	HSBC		76,000	(18,136)	(12,609)	(5,527)

							$88,412	$(48,340)	$136,752

(i)	Purchased options outstanding on March 31, 2009:

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC USD versus JPY	JPY	105.200	03/31/2010	$17,000	$716	$380
Put - OTC USD versus JPY		105.200	03/31/2010	17,000	716	1,579
Call - OTC USD versus JPY		105.400	03/31/2010	44,000	1,846	953
Put - OTC USD versus JPY		105.400	03/31/2010	44,000	1,846	4,144

					$5,124	$7,056

See Accompanying Notes	Annual Report	March 31, 2009	67

Schedule of Investments  International Portfolio  (Cont.)

(j)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.500%	04/01/2039	$130,200	$133,572	$135,143
Freddie Mac	5.500%	04/01/2039	130	133	135

				$133,705	$135,278

(k)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	DUB	60,262	04/2009	$0	$(3,524)	$(3,524)
Sell		UBS	30,571	04/2009	0	(1,974)	(1,974)
Sell		UBS	35,036	05/2009	243	0	243
Buy	BRL	HSBC	370	06/2009	0	(39)	(39)
Sell		UBS	5,599	06/2009	0	(4)	(4)
Sell	CAD	RBS	11,499	04/2009	0	(63)	(63)
Sell	EUR	HSBC	132,587	04/2009	2,244	(4,143)	(1,899)
Sell		MSC	19,592	04/2009	573	0	573
Buy		UBS	1,687	04/2009	0	(40)	(40)
Buy	GBP	BNP	2,470	04/2009	0	(50)	(50)
Sell		DUB	116,269	04/2009	1,719	0	1,719
Buy		JPM	2,600	04/2009	0	(24)	(24)
Sell		MSC	203,108	04/2009	2,379	0	2,379
Buy		UBS	13,611	04/2009	0	(552)	(552)
Sell	HKD	BCLY	4	06/2009	0	0	0
Sell		BOA	4	06/2009	0	0	0
Sell		HSBC	4	06/2009	0	0	0
Sell		JPM	10	06/2009	0	0	0
Buy	JPY	BNP	2,956,622	05/2009	0	(318)	(318)
Sell		BNP	3,030,214	05/2009	526	0	526
Sell		HSBC	784,000	05/2009	64	0	64
Buy		MSC	784,000	05/2009	0	(4)	(4)
Sell		MSC	3,030,214	06/2009	484	0	484
Buy	KRW	BCLY	1,301,986	04/2009	0	(13)	(13)
Buy		BOA	919,337	04/2009	0	(4)	(4)
Buy	MXN	CITI	489	05/2009	0	(11)	(11)
Sell		CITI	489	05/2009	0	0	0
Buy		CITI	489	11/2009	0	0	0
Buy	MYR	BCLY	23,053	04/2009	0	(269)	(269)
Buy		BOA	19,620	04/2009	0	(220)	(220)
Buy		CITI	39,520	04/2009	0	(403)	(403)
Buy		HSBC	28,696	04/2009	0	(231)	(231)
Sell		JPM	110,888	04/2009	0	(192)	(192)
Sell	NZD	RBS	6,316	04/2009	0	(461)	(461)
Sell		RBS	6,393	05/2009	0	(6)	(6)
Buy	RUB	BCLY	1,258,731	05/2009	0	(11,645)	(11,645)
Buy		JPM	865,638	05/2009	0	(6,780)	(6,780)
Sell		UBS	2,124,369	05/2009	25,552	0	25,552
Buy	SGD	CITI	99,869	04/2009	0	(2,788)	(2,788)
Buy		DUB	63,406	04/2009	0	(1,294)	(1,294)
Sell		DUB	249,280	04/2009	153	0	153
Buy		HSBC	24,749	04/2009	0	(653)	(653)
Sell		HSBC	12,326	04/2009	88	0	88
Buy		RBS	42,116	04/2009	0	(972)	(972)
Buy		UBS	31,465	04/2009	0	(588)	(588)
Buy		CITI	3,758	07/2009	0	(92)	(92)
Buy	SGD	HSBC	37,621	07/2009	$0	$(1,298)	$(1,298)
Sell		HSBC	44,665	07/2009	435	0	435
Buy		JPM	3,287	07/2009	0	(23)	(23)

					$34,460	$(38,678)	$(4,218)

68	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$3,842	$1,741,070	$7	$1,744,919
Short Sales, at value	0	(135,278)	0	(135,278)
Other Financial Instruments ++	19,233	130,984	12	150,229

Total	$23,075	$1,736,776	$19	$1,759,870

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$1,299	$(165)	$4	$11	$(270)	$(872)	$7
Other Financial Instruments ++	(39)	0	0	0	72	(21)	12

Total	$1,260	$(165)	$4	$11	$(198)	$(893)	$19

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	69

Schedule of Investments  Investment Grade Corporate Portfolio

	SHARES	VALUE (000S)
PIMCO FUNDS (c) 5.7%

Short-Term Floating NAV Portfolio	20,989,470	$210,000

Total PIMCO Funds (Cost $209,993)		210,000

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 91.0%

BANKING & FINANCE 55.0%

Ace INA Holdings, Inc.
5.800% due 03/15/2018	$1,000	906

Aflac, Inc.
6.500% due 04/15/2009	1,000	1,001

AGFC Capital Trust I
6.000% due 01/15/2067	3,080	279

Allstate Corp.
5.000% due 08/15/2014	500	449

Allstate Life Global Funding Trusts
0.537% due 04/30/2010	476	461
5.375% due 04/30/2013	30,500	29,539

American Express Bank FSB
0.637% due 07/13/2010	2,900	2,687
5.500% due 04/16/2013	24,700	21,329
6.000% due 09/13/2017	20,200	17,040

American Express Centurion Bank
0.637% due 07/13/2010	28,800	26,498
6.000% due 09/13/2017	20,000	16,871

American Express Co.
6.150% due 08/28/2017	3,000	2,492
6.800% due 09/01/2066	1,405	679
7.000% due 03/19/2018	41,200	36,425
8.150% due 03/19/2038	11,800	10,756

American Express Credit Corp.
0.648% due 10/04/2010	1,000	910
5.875% due 05/02/2013	46,505	40,880

American Express Travel Related Services Co., Inc.
0.697% due 06/01/2011	8,800	7,618

American International Group, Inc.
1.224% due 01/29/2010	2,100	1,326
1.252% due 10/18/2011	3,500	1,833
5.450% due 05/18/2017	8,090	3,206
5.850% due 01/16/2018	27,880	10,935
6.250% due 03/15/2037	16,000	1,600
8.175% due 05/15/2058	116,500	9,930
8.250% due 08/15/2018	14,700	6,300

ANZ National International Ltd.
6.200% due 07/19/2013	37,000	35,725

AXA S.A.
6.463% due 12/14/2018	10,000	3,559

BAC Capital Trust XIV
5.630% due 12/31/2049	20	4

Bank of America Corp.
1.420% due 10/14/2016	5,000	3,156
4.750% due 08/01/2015	2,400	2,008
5.375% due 08/15/2011	25	23
5.625% due 10/14/2016	300	255
5.650% due 05/01/2018	6,940	5,804
5.750% due 12/01/2017	7,775	6,544
6.000% due 09/01/2017	3,100	2,644
8.000% due 12/29/2049	94,890	38,049
8.125% due 12/29/2049	80,900	33,277

Bank of America N.A.
6.000% due 06/15/2016	100	87

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Bank of Scotland PLC
1.182% due 07/17/2009	$300	$298
1.344% due 12/08/2010	23,450	21,627

Banque Paribas
6.950% due 07/22/2013	3,850	4,002

Barclays Bank PLC
1.402% due 03/23/2017	12,000	6,922
5.450% due 09/12/2012	21,700	21,993
6.050% due 12/04/2017	21,200	16,709
6.860% due 09/29/2049	360	127
7.434% due 09/29/2049	21,500	8,943
7.700% due 04/29/2049	40,350	17,754

Bear Stearns Cos. LLC
1.352% due 07/16/2009	100	100
1.448% due 08/15/2011	1,645	1,521
1.486% due 07/19/2010	600	591
1.554% due 09/09/2009	25	25
4.650% due 07/02/2018	18,500	15,455
5.550% due 01/22/2017	7,630	6,428
6.400% due 10/02/2017	30,645	29,892
6.950% due 08/10/2012	3,760	3,833
7.250% due 02/01/2018	13,145	13,606

Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018	90	90

BNP Paribas
1.484% due 12/09/2016	1,000	831
5.186% due 06/29/2049	17,700	6,973
7.195% due 06/29/2049	5,600	2,872

Branch Banking & Trust Co.
1.646% due 09/13/2016	23,000	15,672

Capital One Financial Corp.
5.500% due 06/01/2015	15,000	12,167

Caterpillar Financial Services Corp.
1.751% due 06/25/2010	1,750	1,637
1.976% due 06/24/2011	7,700	7,252

CIT Group, Inc.
1.394% due 06/08/2009	2,600	2,516
1.464% due 07/28/2011	5,000	3,208
1.481% due 02/13/2012	10,000	6,131
1.627% due 12/21/2012	500	306
4.750% due 12/15/2010	5,000	4,034
5.400% due 03/07/2013	980	612

Citigroup Capital XXI
8.300% due 12/21/2057	29,500	14,236

Citigroup Funding, Inc.
0.523% due 04/23/2009	400	399

Citigroup, Inc.
1.336% due 05/18/2011	17,600	14,219
1.381% due 08/13/2010	100	87
1.396% due 05/18/2010	22,650	20,355
5.000% due 09/15/2014	17,300	11,488
5.500% due 04/11/2013	5,010	4,407
6.000% due 08/15/2017	15,800	13,666
6.125% due 11/21/2017	26,910	23,384
6.125% due 08/25/2036	8,900	4,797
6.500% due 08/19/2013	500	460
6.625% due 06/15/2032	10,000	5,580
8.400% due 04/29/2049	100,285	56,800

CNA Financial Corp.
5.850% due 12/15/2014	2,000	1,453
6.000% due 08/15/2011	2,000	1,746

Commonwealth Bank of Australia
0.573% due 06/08/2009	300	299
6.024% due 03/29/2049	8,265	3,641

Countrywide Financial Corp.
6.250% due 05/15/2016	4,000	3,333

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	$1,000	$890
6.250% due 04/15/2009	400	400

Credit Agricole S.A.
6.637% due 05/29/2049	24,035	7,228

Credit Suisse New York
5.000% due 05/15/2013	23,000	22,253

Credit Suisse USA, Inc.
1.334% due 01/15/2010	1,800	1,731
1.451% due 03/02/2011	3,000	2,795
6.125% due 11/15/2011	170	173

Danske Bank A/S
5.914% due 12/29/2049	10,100	3,538

FIA Card Services N.A.
7.125% due 11/15/2012	1,300	1,194

First Union Capital I
7.935% due 01/15/2027	10,525	8,977

Fleet Capital Trust V
2.309% due 12/18/2028	3,000	930

General Electric Capital Corp.
1.274% due 04/28/2011	200	176
1.611% due 01/08/2016	200	133
4.250% due 12/01/2010	30	30
5.250% due 10/19/2012	75	72
5.450% due 01/15/2013	50	48
5.625% due 09/15/2017	5,060	4,445
5.625% due 05/01/2018	13,730	11,967
5.875% due 01/14/2038 (e)	65,400	46,900
6.375% due 11/15/2067	2,685	1,306
6.750% due 03/15/2032	2,800	2,279
6.875% due 01/10/2039	8,600	7,041

GMAC LLC
6.750% due 12/01/2014	100	47
6.875% due 08/28/2012	100	55
8.000% due 11/01/2031	120	45

Goldman Sachs Capital II
5.793% due 12/29/2049	15,010	6,255

Goldman Sachs Group, Inc.
0.603% due 12/23/2009	3,500	3,419
1.317% due 06/23/2009	100	99
1.416% due 02/06/2012	3,600	3,114
1.522% due 07/22/2015	10,000	7,048
1.532% due 06/28/2010	4,450	4,249
1.677% due 03/22/2016	6,100	4,157
1.854% due 01/12/2015	2,800	2,070
4.500% due 06/15/2010	125	125
5.300% due 02/14/2012	200	193
5.350% due 01/15/2016	100	89
5.450% due 11/01/2012	50	48
5.700% due 09/01/2012	800	777
5.750% due 10/01/2016	22,997	20,774
5.950% due 01/18/2018	13,000	11,829
6.150% due 04/01/2018	20,170	18,467
6.250% due 09/01/2017	33,100	30,741
6.450% due 05/01/2036	9,700	6,153
6.750% due 10/01/2037 (e)	60,300	40,922

Governor & Co. of the Bank of Ireland
1.359% due 12/18/2009	2,000	1,940

HBOS Capital Funding LP
6.071% due 06/29/2049	14,500	3,485

HBOS PLC
5.375% due 11/29/2049	8,800	4,429
6.000% due 11/01/2033	4,865	2,679
6.750% due 05/21/2018	34,000	26,274

HSBC Bank USA N.A.
4.625% due 04/01/2014	500	469
7.000% due 01/15/2039	25,000	24,552

70	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

HSBC Capital Funding LP
4.610% due 12/29/2049	$21,750	$9,225

HSBC Finance Corp.
1.411% due 03/12/2010	2,500	2,216
1.429% due 04/24/2012	3,500	2,395
1.451% due 08/09/2011	20,500	13,961
1.670% due 09/14/2012	1,500	983
5.500% due 01/19/2016	500	376
6.750% due 05/15/2011	130	116

HSBC Holdings PLC
6.500% due 05/02/2036	7,900	6,546
6.500% due 09/15/2037	27,600	22,677
6.800% due 06/01/2038	11,200	9,562
7.625% due 05/17/2032	730	603

International Lease Finance Corp.
3.500% due 04/01/2009	2,500	2,500
5.250% due 01/10/2013	5,000	2,671

JPMorgan Chase & Co.
1.256% due 01/17/2011	600	572
4.750% due 05/01/2013	135	131
5.125% due 09/15/2014	135	120
5.150% due 10/01/2015	200	177
5.750% due 01/02/2013	5,000	4,781
6.000% due 01/15/2018	300	304
6.400% due 05/15/2038	25,200	24,822
7.000% due 11/15/2009	75	76
7.900% due 04/29/2049	16,000	10,303

JPMorgan Chase Bank N.A.
1.656% due 06/13/2016	2,000	1,370
6.000% due 10/01/2017	30,000	28,185

JPMorgan Chase Capital XIII
2.182% due 09/30/2034	3,000	1,217

JPMorgan Chase Capital XVIII
6.950% due 08/17/2036	200	136

JPMorgan Chase Capital XX
6.550% due 09/29/2036	2,400	1,546

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)	9,946	1,243
2.951% due 05/25/2010 (a)	6,772	846
4.375% due 11/30/2010 (a)	2,850	378
4.500% due 07/26/2010 (a)	140	19
5.250% due 02/06/2012 (a)	75	10
5.875% due 11/15/2017 (a)	8,150	1,080
6.875% due 05/02/2018 (a)	16,693	2,087
6.875% due 07/17/2037 (a)	2,100	0
7.500% due 05/11/2038 (a)	10,000	1

Lehman Brothers Holdings, Inc. CPI Linked Bond
7.020% due 05/12/2014 (a)	5,190	649

Lloyds Banking Group PLC
5.920% due 09/29/2049	13,000	2,405
6.267% due 11/29/2049	10,000	2,152

Marsh & McLennan Cos., Inc.
5.150% due 09/15/2010	2,000	1,951

MBNA Capital B
1.970% due 02/01/2027	2,000	702

Merrill Lynch & Co., Inc.
1.454% due 02/05/2010	100	94
3.472% due 05/12/2010	740	697
5.000% due 01/15/2015	500	385
5.450% due 02/05/2013	600	492
5.450% due 07/15/2014	3,575	2,713
6.050% due 08/15/2012	14,000	12,024
6.400% due 08/28/2017	25,500	18,332
6.875% due 04/25/2018 (e)	43,340	33,970
6.875% due 11/15/2018	946	729

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MetLife, Inc.
5.000% due 11/24/2013	$700	$663
6.400% due 12/15/2036	20	8

Metropolitan Life Global Funding I
1.278% due 05/17/2010	250	236
1.451% due 08/13/2012	2,250	1,779
1.972% due 06/25/2010	4,000	3,663
5.125% due 04/10/2013	9,000	8,230

Mizuho Financial Group Cayman Ltd.
5.790% due 04/15/2014	1,500	1,418

Morgan Stanley
0.646% due 01/15/2010	2,500	2,388
1.392% due 01/18/2011	3,400	3,070
1.574% due 10/15/2015	2,200	1,565
1.592% due 10/18/2016	15,750	10,577
1.698% due 01/09/2014	4,240	3,148
3.338% due 05/14/2010	735	716
4.750% due 04/01/2014	5,125	4,196
5.450% due 01/09/2017	5,000	4,384
5.550% due 04/27/2017	930	829
5.625% due 01/09/2012	4,512	4,345
5.750% due 10/18/2016	10,000	9,120
6.000% due 04/28/2015	35,400	33,494
6.250% due 08/28/2017	4,800	4,465
6.600% due 04/01/2012	1,060	1,065
6.625% due 04/01/2018	54,400	51,991

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	29,320	19,670

National Australia Bank Ltd.
5.350% due 06/12/2013	20,000	19,385

National City Bank
1.382% due 06/18/2010	1,100	1,052
5.250% due 12/15/2016	10,000	8,994

National City Bank of Kentucky
6.300% due 02/15/2011	2,350	2,310

National City Bank of Pennsylvania
7.250% due 10/21/2011	853	845

National Rural Utilities Cooperative Finance Corp.
4.750% due 03/01/2014	150	146

Pacific Life Global Funding
5.150% due 04/15/2013	9,000	8,487

Pricoa Global Funding I
1.274% due 01/30/2012	300	223

Princeton University
4.950% due 03/01/2019	3,000	2,992

Rabobank Capital Funding II
5.260% due 12/29/2049	14,410	6,490

Rabobank Capital Funding Trust
5.254% due 12/29/2049	27,340	12,319

RBS Capital Trust III
5.512% due 09/29/2049	26,000	10,410

Resona Bank Ltd.
5.850% due 09/29/2049	6,900	3,523

Royal Bank of Scotland Group PLC
1.456% due 08/29/2017	8,200	4,135
1.554% due 04/11/2016	40,000	23,042
6.990% due 10/29/2049	26,135	11,513
7.640% due 03/31/2049	600	135
9.118% due 03/31/2049	10,045	4,923

Santander Issuances S.A Unipersonal
5.805% due 06/20/2016	600	447

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	13,300	7,325

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SLM Corp.
1.299% due 07/27/2009	$13,840	$13,335
1.319% due 07/26/2010	300	213
1.389% due 10/25/2011	1,400	807
1.459% due 01/27/2014	954	438
1.520% due 03/15/2011	200	128
4.000% due 01/15/2010	110	93
4.500% due 07/26/2010	100	75
8.450% due 06/15/2018	4,940	2,672

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	8,800	5,428

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/25/2049	17,550	14,247

Societe Generale
5.750% due 04/20/2016	35,735	30,674

State Street Capital Trust III
8.250% due 03/15/2042	3,000	1,778

State Street Capital Trust IV
2.320% due 06/15/2037	15,500	6,111

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	5,600	3,552

SunTrust Capital VIII
6.100% due 12/15/2036	180	101

Tiers Trust
8.125% due 09/15/2017	617	199

U.S. Bank N.A.
1.440% due 10/14/2014	45,815	42,089

UBS AG
2.154% due 05/05/2010	1,100	1,098
5.750% due 04/25/2018	18,400	15,427
5.875% due 12/20/2017	11,840	10,207

UBS Preferred Funding Trust V
6.243% due 05/29/2049	19,100	5,222

UFJ Finance Aruba AEC
6.750% due 07/15/2013	26,562	27,364

USB Capital IX
6.189% due 04/15/2049	16,250	6,421

Wachovia Bank N.A.
1.650% due 03/15/2016	4,000	2,397
4.875% due 02/01/2015	700	576

Wachovia Capital Trust III
5.800% due 03/29/2049	34,340	12,367

Wachovia Capital Trust V
7.965% due 06/01/2027	5,000	3,326

Wachovia Corp.
1.224% due 10/15/2011	200	177
1.360% due 08/01/2013	200	147
1.411% due 03/01/2012	6,500	5,600
1.590% due 06/15/2017	16,671	9,864
5.500% due 05/01/2013	56,400	52,069
5.750% due 02/01/2018	6,000	5,328

Wells Fargo & Co.
1.287% due 03/23/2010	400	390
4.950% due 10/16/2013	2,000	1,773
5.250% due 10/23/2012	160	156
5.625% due 12/11/2017	175	160
7.980% due 02/28/2049	22,800	10,729

Wells Fargo Bank N.A.
1.448% due 05/16/2016	10,000	7,268
4.750% due 02/09/2015	325	278

Wells Fargo Capital X
5.950% due 12/15/2036	14,367	9,724

Wells Fargo Capital XIII
7.700% due 12/29/2049	42,800	20,407

See Accompanying Notes	Annual Report	March 31, 2009	71

Schedule of Investments  Investment Grade Corporate Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Western Financial Bank
9.625% due 05/15/2012	$20,000	$19,987

Williams Cos., Inc. Credit Linked Certificate Trust
4.420% due 05/01/2009	300	300
6.750% due 04/15/2009	1,100	1,097

Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	6,100	3,926

		2,032,543

INDUSTRIALS 17.1%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	140	107

Altria Group, Inc.
10.200% due 02/06/2039	20,700	21,216

Amgen, Inc.
5.700% due 02/01/2019	2,500	2,546
5.850% due 06/01/2017	150	154

Apache Corp.
5.625% due 01/15/2017	200	205

AstraZeneca PLC
6.450% due 09/15/2037	5,000	5,213

AutoZone, Inc.
5.500% due 11/15/2015	2,500	2,287

Bottling Group LLC
5.125% due 01/15/2019	10,000	10,091

Burlington Northern Santa Fe Corp.
4.875% due 01/15/2015	1,527	1,442
5.650% due 05/01/2017	1,000	986
8.125% due 04/15/2020	8,000	8,810

Canadian National Railway Co.
6.900% due 07/15/2028	2,800	2,995

Canadian Natural Resources Ltd.
6.500% due 02/15/2037	2,000	1,563

CODELCO, Inc.
7.500% due 01/15/2019	9,400	10,705

Colorado Interstate Gas Co.
6.800% due 11/15/2015	49	46

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	500	535

Comcast Cable Holdings LLC
9.800% due 02/01/2012	5,630	6,039

Comcast Corp.
5.300% due 01/15/2014	2,000	1,945
5.875% due 02/15/2018	16,525	15,742
5.900% due 03/15/2016	100	97
6.500% due 01/15/2017	1,350	1,339
6.950% due 08/15/2037	2,000	1,871
7.050% due 03/15/2033	5,000	4,666

Computer Sciences Corp.
6.500% due 03/15/2018	1,000	950

Continental Airlines, Inc.
7.056% due 09/15/2009	5,000	4,800

Covidien International Finance S.A.
6.000% due 10/15/2017	1,500	1,524
6.550% due 10/15/2037	4,300	4,255

CSX Corp.
5.300% due 02/15/2014	400	375

CVS Caremark Corp.
1.561% due 06/01/2010	450	434
5.750% due 08/15/2011	2,000	2,099

CVS Pass-Through Trust
6.943% due 01/10/2030	12,700	9,705

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Daimler Finance North America LLC
5.750% due 09/08/2011	$2,000	$1,892
8.000% due 06/15/2010	270	269

Darden Restaurants, Inc.
6.200% due 10/15/2017	2,000	1,681

Delta Air Lines, Inc.
6.619% due 03/18/2011	776	699

Devon Energy Corp.
7.950% due 04/15/2032	700	728

Devon Financing Corp. ULC
7.875% due 09/30/2031	740	759

El Paso Corp.
6.750% due 05/15/2009	1,106	1,108
7.750% due 06/15/2010	13,533	13,400
7.800% due 08/01/2031	41,285	31,090
8.050% due 10/15/2030	9,200	7,080

El Paso Natural Gas Co.
8.375% due 06/15/2032	3,850	3,687

Enbridge Energy Partners LP
5.875% due 12/15/2016	3,600	3,127

EnCana Corp.
5.900% due 12/01/2017	6,200	5,863
6.500% due 02/01/2038	9,400	8,117

Energy Transfer Partners LP
5.650% due 08/01/2012	8,425	8,021
5.950% due 02/01/2015	3,500	3,178
6.000% due 07/01/2013	4,000	3,787
6.125% due 02/15/2017	2,400	2,146
6.625% due 10/15/2036	6,900	5,150
6.700% due 07/01/2018	500	454
7.500% due 07/01/2038	8,800	7,270
9.700% due 03/15/2019	250	266

Enterprise Products Operating LLC
5.000% due 03/01/2015	900	773
6.500% due 01/31/2019	5,000	4,606

EOG Resources, Inc.
5.875% due 09/15/2017	20,000	20,288

Gaz Capital S.A.
6.212% due 11/22/2016	130	95
6.510% due 03/07/2022	150	97
8.146% due 04/11/2018	14,000	11,550

General Electric Co.
5.000% due 02/01/2013	325	325
5.250% due 12/06/2017	10,145	9,404

General Mills, Inc.
5.700% due 02/15/2017	4,500	4,637

GlaxoSmithKline Capital, Inc.
6.375% due 05/15/2038	900	913

Hess Corp.
7.300% due 08/15/2031	2,133	1,862

HJ Heinz Finance Co.
6.000% due 03/15/2012	3,000	3,136

Hospira, Inc.
5.550% due 03/30/2012	2,400	2,432
6.050% due 03/30/2017	500	447

International Business Machines Corp.
5.700% due 09/14/2017	11,800	12,252

Johnson Controls, Inc.
5.250% due 01/15/2011	2,000	1,939
5.500% due 01/15/2016	2,000	1,483

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	18	17
5.950% due 02/15/2018	6,981	6,371
6.000% due 02/01/2017	2,230	2,099

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.500% due 02/01/2037	$5,150	$4,142
6.950% due 01/15/2038	4,339	3,727
7.300% due 08/15/2033	5,500	4,989
7.500% due 11/01/2010	640	667

Kraft Foods, Inc.
5.625% due 11/01/2011	2,000	2,084
6.500% due 08/11/2017	6,400	6,605
6.875% due 02/01/2038	2,000	1,973

Kroger Co.
5.500% due 02/01/2013	3,000	3,079

Loews Corp.
5.250% due 03/15/2016	2,000	1,827

New Albertson’s, Inc.
8.000% due 05/01/2031	5,000	4,112

Norfolk Southern Corp.
5.750% due 04/01/2018	2,000	1,992
7.050% due 05/01/2037	400	416

Northwest Pipeline GP
5.950% due 04/15/2017	990	926

Novartis Securities Investment Ltd.
5.125% due 02/10/2019	5,000	5,088

Omnicom Group, Inc.
5.900% due 04/15/2016	3,800	3,249

ONEOK Partners LP
6.850% due 10/15/2037	10,300	7,927

Pactiv Corp.
6.400% due 01/15/2018	500	421

Petro-Canada
6.050% due 05/15/2018	55	47

Philip Morris International, Inc.
6.375% due 05/16/2038	22,400	21,792

Plains All American Pipeline LP
6.125% due 01/15/2017	1,000	851
6.650% due 01/15/2037	3,700	2,691

Procter & Gamble Co.
3.500% due 02/15/2015	10,000	10,019

RadioShack Corp.
7.375% due 05/15/2011	1,900	1,819

Reynolds American, Inc.
2.020% due 06/15/2011	2,100	1,892
6.750% due 06/15/2017	10,700	9,154

Roche Holdings, Inc.
6.000% due 03/01/2019	4,400	4,541

Rockies Express Pipeline LLC
5.100% due 08/20/2009	49,300	49,319
6.850% due 07/15/2018	6,455	6,356
7.500% due 07/15/2038	1,000	945

Rohm & Haas Co.
6.000% due 09/15/2017	10,500	8,742

RR Donnelley & Sons Co.
6.125% due 01/15/2017	3,000	2,005
11.250% due 02/01/2019	4,000	3,466

Sealed Air Corp.
6.950% due 05/15/2009	1,500	1,504

Suncor Energy, Inc.
6.850% due 06/01/2039	2,100	1,593

Systems 2001 Asset Trust LLC
6.664% due 09/15/2013	2,381	2,238
7.156% due 12/15/2011	708	609

Target Corp.
7.000% due 01/15/2038	12,500	11,758

Time Warner Cable, Inc.
5.850% due 05/01/2017	11,500	10,328

72	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.550% due 05/01/2037	$10,100	$8,537
6.750% due 07/01/2018	1,065	1,002

TransCanada Pipelines Ltd.
7.125% due 01/15/2019	4,482	4,686
7.625% due 01/15/2039	31,100	30,888

UAL 1991 Equipment Trust AB
10.850% due 02/19/2015 (a)	811	247

United Airlines, Inc.
6.071% due 03/01/2013	70	68
6.602% due 03/01/2015	92	88
8.390% due 01/21/2011 (a)	2,231	3
10.020% due 03/22/2014 (a)	754	309
10.125% due 03/22/2015 (a)	1,786	803

UnitedHealth Group, Inc.
2.541% due 02/07/2011	250	241
4.875% due 02/15/2013	140	136
5.800% due 03/15/2036	5,000	3,888
6.000% due 02/15/2018	1,700	1,637
6.875% due 02/15/2038	5,317	4,736

Universal Health Services, Inc.
7.125% due 06/30/2016	500	446

Viacom, Inc.
5.750% due 04/30/2011	3,000	2,924

Vivendi
6.625% due 04/04/2018	11,600	10,654

Wal-Mart Stores, Inc.
5.800% due 02/15/2018	5,000	5,480
6.200% due 04/15/2038	1,700	1,726

Wyeth
5.500% due 03/15/2013	2,500	2,606
5.950% due 04/01/2037	1,300	1,230

XTO Energy, Inc.
5.500% due 06/15/2018	5,000	4,656
5.650% due 04/01/2016	800	765
6.100% due 04/01/2036	5,000	4,248
6.250% due 04/15/2013	640	662
6.500% due 12/15/2018	9,790	9,751
6.750% due 08/01/2037	1,500	1,371

Yum! Brands, Inc.
6.875% due 11/15/2037	5,700	4,744

		632,665

UTILITIES 18.9%

AEP Texas Central Co.
6.650% due 02/15/2033	300	256

Alabama Power Co.
5.500% due 10/15/2017	300	307

Appalachian Power Co.
5.650% due 08/15/2012	5,110	5,095
5.800% due 10/01/2035	9,279	7,061
6.375% due 04/01/2036	500	412

AT&T Corp.
7.300% due 11/15/2011	1,827	1,965
8.000% due 11/15/2031	74,000	80,710

AT&T, Inc.
1.334% due 02/05/2010	600	599
5.600% due 05/15/2018	4,300	4,193
5.800% due 02/15/2019	6,300	6,180
6.150% due 09/15/2034	20,000	17,602
6.300% due 01/15/2038	2,400	2,117
6.500% due 09/01/2037	18,500	16,772
6.550% due 02/15/2039	16,200	14,762
6.700% due 11/15/2013	1,712	1,831

BellSouth Corp.
6.550% due 06/15/2034	13,960	13,014

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

British Telecommunications PLC
8.625% due 12/15/2010	$4,615	$4,805
9.125% due 12/15/2030	3,300	3,010

Bruce Mansfield Unit
6.850% due 06/01/2034	1,700	1,273

BVPS II Funding Corp.
8.890% due 06/01/2017	1,456	1,516

Carolina Power & Light Co.
5.300% due 01/15/2019	10,000	10,146
6.300% due 04/01/2038	3,600	3,731

CenturyTel, Inc.
8.375% due 10/15/2010	2,100	2,122

Consolidated Edison Co. of New York, Inc.
5.850% due 04/01/2018	2,400	2,382
6.650% due 04/01/2019	4,800	4,956
6.750% due 04/01/2038	10,000	9,835

Consolidated Natural Gas Co.
6.250% due 11/01/2011	45	46

Consumers Energy Co.
4.000% due 05/15/2010	55	55
5.000% due 02/15/2012	1,900	1,893
5.000% due 03/15/2015	300	285
5.150% due 02/15/2017	2,500	2,359
5.375% due 04/15/2013	600	601
5.500% due 08/15/2016	2,250	2,176

Deutsche Telekom International Finance BV
6.750% due 08/20/2018	4,000	4,025
8.500% due 06/15/2010	300	314
8.750% due 06/15/2030	44,972	48,226
9.250% due 06/01/2032	20,000	22,312

Dominion Resources, Inc.
4.750% due 12/15/2010	50	50
5.200% due 01/15/2016	3,000	2,858
5.600% due 11/15/2016	1,800	1,734
5.700% due 09/17/2012	830	847
6.000% due 11/30/2017	500	493

Duke Energy Carolinas LLC
5.625% due 11/30/2012	175	185

Duke Energy Corp.
6.300% due 02/01/2014	6,000	6,152

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	2,745

EDF S.A.
6.500% due 01/26/2019	10,700	11,045
6.950% due 01/26/2039	978	974

Enel Finance International S.A.
6.250% due 09/15/2017	32,000	29,048
6.800% due 09/15/2037	14,550	12,002

Energy East Corp.
6.750% due 07/15/2036	1,300	882

Entergy Arkansas, Inc.
5.400% due 05/01/2018	9,384	8,248

Entergy Gulf States, Inc.
1.661% due 12/01/2009	2,055	2,012
5.250% due 08/01/2015	600	543
6.180% due 03/01/2035	5,365	4,391

Entergy Louisiana LLC
4.670% due 06/01/2010	400	393
6.500% due 09/01/2018	5,360	5,051

Entergy Texas, Inc.
7.125% due 02/01/2019	3,700	3,626

Exelon Corp.
6.750% due 05/01/2011	1,350	1,369

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FirstEnergy Corp.
6.450% due 11/15/2011	$120	$120
7.375% due 11/15/2031	288	235

Florida Power Corp.
6.400% due 06/15/2038	1,000	1,050

FPL Group Capital, Inc.
2.196% due 06/17/2011	150	138

France Telecom S.A.
7.750% due 03/01/2011	300	322

GG1C Funding Corp.
5.129% due 01/15/2014	1,791	1,655

Indiana Michigan Power Co.
7.000% due 03/15/2019	10,100	9,882

Kentucky Power Co.
6.000% due 09/15/2017	18,600	17,140

MidAmerican Energy Holdings Co.
5.875% due 10/01/2012	240	249
6.500% due 09/15/2037	100	93

Nevada Power Co.
7.125% due 03/15/2019	5,000	4,919

NGPL PipeCo. LLC
6.514% due 12/15/2012	12,000	11,476
7.119% due 12/15/2017	7,230	6,641
7.768% due 12/15/2037	6,300	5,516

Ohio Edison Co.
6.875% due 07/15/2036	3,000	2,648

Ohio Power Co.
6.000% due 06/01/2016	45	43
6.375% due 07/15/2033	14,400	11,419

Oncor Electric Delivery Co.
7.000% due 05/01/2032	7,500	6,764

Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	7,793

Pacific Gas & Electric Co.
4.800% due 03/01/2014	800	805
5.800% due 03/01/2037	30	29
6.050% due 03/01/2034	10,150	9,980

Pacificorp
5.650% due 07/15/2018	971	1,006

PNPP II Funding Corp.
9.120% due 05/30/2016	1,258	1,255

Progress Energy, Inc.
7.100% due 03/01/2011	188	195
7.750% due 03/01/2031	6,850	6,898

PSEG Power LLC
8.625% due 04/15/2031	12,000	12,109

Public Service Co. of Colorado
6.500% due 08/01/2038	35	38

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,300	1,843

Public Service Electric & Gas Co.
5.300% due 05/01/2018	4,800	4,849
6.330% due 11/01/2013	2,500	2,694

Qwest Corp.
6.875% due 09/15/2033	9,880	6,521

Sierra Pacific Power Co.
6.750% due 07/01/2037	1,300	1,102

Southern California Edison Co.
5.000% due 01/15/2014	150	158

Sprint Capital Corp.
8.375% due 03/15/2012	630	570

See Accompanying Notes	Annual Report	March 31, 2009	73

Schedule of Investments  Investment Grade Corporate Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Telecom Italia Capital S.A.
5.250% due 10/01/2015	$5,475	$4,623
6.375% due 11/15/2033	1,410	1,031
7.721% due 06/04/2038	33,227	27,743

Telefonica Emisiones SAU
7.045% due 06/20/2036	2,000	2,065

Verizon Communications, Inc.
5.250% due 04/15/2013	995	1,017
6.100% due 04/15/2018	350	347
6.250% due 04/01/2037	10,000	8,937
6.900% due 04/15/2038	21,000	20,405
8.750% due 11/01/2018	22,105	25,339
8.950% due 03/01/2039	26,000	30,009

Verizon Global Funding Corp.
7.375% due 09/01/2012	325	352

Verizon Wireless Capital LLC
7.375% due 11/15/2013	1,201	1,290

Virginia Electric and Power Co.
5.400% due 04/30/2018	35,500	35,604
5.950% due 09/15/2017	10,000	10,432

		700,941

Total Corporate Bonds & Notes (Cost $4,250,728)		3,366,149

U.S. GOVERNMENT AGENCIES 0.0%

Ginnie Mae
8.500% due 07/15/2030 - 08/15/2030	73	80

Total U.S. Government Agencies (Cost $75)		80

MORTGAGE-BACKED SECURITIES 0.2%

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.363% due 01/15/2046	8,600	6,658

Total Mortgage-Backed Securities (Cost $8,735)		6,658

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 0.0%

Denver Arena Trust
6.940% due 11/15/2019		$1,546	$1,319

MASTR Asset-Backed Securities Trust
0.602% due 05/25/2037		209	182

Total Asset-Backed Securities (Cost $1,613)			1,501

SOVEREIGN ISSUES 0.3%

Export-Import Bank of Korea
1.351% due 06/01/2009		700	699

Mexico Government International Bond
5.950% due 03/19/2019		13,200	12,936

Total Sovereign Issues (Cost $13,872)			13,635

FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%

Lehman Brothers Holdings, Inc.
7.875% due 05/08/2018 (a)	GBP	16,500	3,374

Total Foreign Currency-Denominated Issues (Cost $2,501)			3,374

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.8%

American International Group, Inc.
8.500% due 08/01/2011		86,000	465

Bank of America Corp.
7.250% due 12/31/2049		49,400	20,970

Wells Fargo & Co.
7.500% due 12/31/2049		22,000	10,538

Total Convertible Preferred Stocks (Cost $51,504)			31,973

	SHARES	VALUE (000S)
PREFERRED STOCKS 0.1%

Goldman Sachs Group, Inc.
3.750% due 12/31/2049	200,000	$2,320

Lehman Brothers Holdings, Inc.
5.670% due 12/01/2049 (a)	5,200	1

Total Preferred Stocks (Cost $5,231)		2,321

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.1%

REPURCHASE AGREEMENTS 0.5%

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009	$17,800	17,800

(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2013 valued at $18,030. Repurchase proceeds are $17,800.)

U.S. TREASURY BILLS 2.6%
0.160% due 04/02/2009 - 06/11/2009 (b)(d)	95,590	95,581

Total Short-Term Instruments (Cost $113,381)		113,381

PURCHASED OPTIONS (g) 2.1%
(Cost $11,823)		76,836

Total Investments 103.4% (Cost $4,669,456)		$3,825,908

Written Options (h) (1.8%) (Premiums $12,607)		(65,966)

Other Assets and Liabilities (Net) (1.6%)		(59,807)

Net Assets 100.0%		$3,700,135

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	The Investment Grade Corporate Portfolio is investing in shares of affiliated Funds.
(d)	Securities with an aggregate market value of $93,561 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $111,874 at a weighted average interest rate of 2.908%. On March 31, 2009, securities valued at $94,156 were pledged as collateral for reverse repurchase agreements.
(f)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ace INA Holdings, Inc.	BOA	(0.815%	)	03/20/2018	1.250%	$1,000	$32	$36	$(4)
Arrow Electronics, Inc.	MSC	(0.780%	)	09/20/2013	1.240%	12,400	235	0	235
AutoZone, Inc.	RBS	(0.810%	)	12/20/2015	1.062%	2,500	37	0	37
Avon Products, Inc.	CSFB	(0.150%	)	03/20/2011	0.530%	3,000	22	0	22
Bank of America Corp.	MLP	(0.170%	)	12/20/2016	3.457%	5,000	870	0	870
Black & Decker Corp.	JPM	(0.400%	)	09/20/2012	2.049%	1,800	96	0	96
Burlington Northern Santa Fe Corp.	BOA	(0.500%	)	06/20/2017	0.837%	1,000	24	19	5
CenturyTel, Inc.	JPM	(0.355%	)	06/20/2010	0.845%	2,100	12	0	12
CNA Financial Corp.	BCLY	(0.285%	)	09/20/2011	4.225%	2,000	176	0	176
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	3.454%	2,000	274	0	274
Comcast Corp.	BCLY	(0.390%	)	03/20/2014	1.580%	2,000	107	115	(8)
Computer Sciences Corp.	MSC	(1.248%	)	03/20/2018	0.700%	1,000	(43)	(11)	(32)

74	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Countrywide Financial Corp.	JPM	(0.710%	)	06/20/2016	5.425%	$4,000	$1,017	$0	$1,017
CVS Caremark Corp.	CSFB	(0.250%	)	09/20/2011	0.904%	2,000	31	0	31
Daimler Finance N.A. LLC	BCLY	(0.535%	)	09/20/2011	3.000%	2,000	114	0	114
Darden Restaurants, Inc.	DUB	(2.250%	)	12/20/2017	1.472%	2,000	(113)	0	(113)
Dominion Resources, Inc.	BOA	(0.455%	)	03/20/2016	0.681%	3,000	42	0	42
DTE Energy Co.	MSC	(0.650%	)	09/20/2016	3.436%	2,000	318	0	318
Exelon Corp.	MLP	(0.290%	)	06/20/2011	2.893%	3,200	175	0	175
H.J. Heinz Finance Co.	RBS	(0.380%	)	03/20/2012	0.725%	3,100	31	0	31
International Lease Finance Corp.	GSC	(0.200%	)	03/20/2013	20.849%	5,000	2,041	0	2,041
Johnson Controls, Inc.	JPM	(0.240%	)	03/20/2011	7.499%	2,000	265	0	265
Johnson Controls, Inc.	JPM	(0.500%	)	03/20/2016	6.359%	2,000	556	0	556
JPMorgan Chase & Co.	DUB	(1.500%	)	12/20/2018	1.760%	7,300	139	0	139
Kraft Foods, Inc.	JPM	(0.150%	)	12/20/2011	0.954%	2,000	43	0	43
Kroger Co.	MSC	(0.560%	)	03/20/2013	1.094%	3,000	60	0	60
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.840%	2,000	70	0	70
Marsh & McLennan Cos., Inc.	MSC	(0.590%	)	09/20/2010	0.630%	2,000	1	0	1
MeadWestvaco Corp.	JPM	(0.528%	)	06/20/2012	1.382%	1,200	31	0	31
MeadWestvaco Corp.	JPM	(0.570%	)	06/20/2012	1.382%	4,300	107	0	107
MeadWestvaco Corp.	MSC	(0.540%	)	06/20/2012	1.382%	400	10	0	10
MeadWestvaco Corp.	RBS	(0.570%	)	06/20/2012	1.382%	4,100	102	0	102
Merrill Lynch & Co., Inc.	UBS	(2.300%	)	06/20/2018	5.148%	1,300	210	0	210
Morgan Stanley	RBS	(0.275%	)	12/20/2015	3.448%	2,000	328	0	328
Morgan Stanley	RBS	(0.320%	)	12/20/2016	3.307%	4,000	685	0	685
Omnicom Group, Inc.	MSC	(0.390%	)	06/20/2016	2.560%	3,800	480	0	480
Pactiv Corp.	JPM	(0.800%	)	03/20/2018	1.596%	500	28	26	2
RadioShack Corp.	BOA	(1.290%	)	06/20/2011	2.100%	2,100	35	0	35
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	6.501%	4,000	657	0	657
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	6.618%	3,000	493	0	493
Sealed Air Corp.	BCLY	(0.200%	)	06/20/2009	2.790%	1,600	9	0	9
UBS Warburg LLC	BCLY	(2.260%	)	03/20/2014	2.290%	20,000	7	0	7
UBS Warburg LLC	BCLY	(2.280%	)	03/20/2014	2.290%	20,000	(10)	0	(10)
Universal Health Services, Inc.	BOA	(0.787%	)	06/20/2016	1.500%	500	22	33	(11)
Viacom, Inc.	UBS	(0.470%	)	06/20/2011	2.829%	3,000	149	97	52
Weyerhaeuser Co.	JPM	(0.520%	)	06/20/2012	1.850%	5,300	213	0	213
Weyerhaeuser Co.	JPM	(0.530%	)	06/20/2012	1.850%	3,000	120	0	120
Wyeth	MSC	(0.150%	)	03/20/2013	0.573%	2,500	40	0	40

							$10,348	$315	$10,033

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Electric Power Co., Inc.	MSC	0.410%		09/20/2011	0.675%	$2,000	$(13)	$0	$(13)
American Express Co.	JPM	2.750%		03/20/2014	6.308%	400	(51)	0	(51)
American Express Co.	RBS	2.050%		03/20/2013	6.636%	4,800	(672)	0	(672)
American International Group, Inc.	BCLY	1.150%		06/20/2013	22.388%	7,100	(3,190)	0	(3,190)
American International Group, Inc.	DUB	1.920%		03/20/2013	22.909%	20,000	(8,554)	0	(8,554)
American International Group, Inc.	DUB	1.430%		06/20/2013	22.388%	25,000	(11,081)	0	(11,081)
American International Group, Inc.	JPM	0.350%		06/20/2010	33.149%	2,000	(607)	0	(607)
American International Group, Inc.	RBS	1.200%		06/20/2013	22.388%	1,700	(762)	0	(762)
Berkshire Hathaway Finance Corp.	GSC	0.800%		09/20/2009	4.297%	12,500	(203)	0	(203)
Brazil Government International Bond	BCLY	2.300%		12/20/2009	1.340%	12,000	163	0	163
CIT Group, Inc.	MLP	5.000%		03/20/2014	11.616%	4,000	(791)	(340)	(451)
Citigroup, Inc.	BCLY	0.290%		09/20/2012	6.711%	20,000	(3,563)	0	(3,563)
Citigroup, Inc.	JPM	0.290%		09/20/2012	6.711%	20,000	(3,563)	0	(3,563)
Citigroup, Inc.	MSC	1.500%		06/20/2013	6.485%	1,500	(241)	0	(241)
Ford Motor Credit Co. LLC	UBS	3.760%		09/20/2010	17.410%	1,600	(270)	0	(270)
General Electric Capital Corp.	BCLY	0.630%		12/20/2012	7.906%	4,200	(862)	0	(862)
General Electric Capital Corp.	BCLY	1.450%		03/20/2013	7.751%	4,500	(839)	0	(839)
General Electric Capital Corp.	BCLY	1.280%		06/20/2013	7.632%	25,000	(4,923)	0	(4,923)
General Electric Capital Corp.	BCLY	4.450%		12/20/2013	7.440%	13,000	(1,291)	0	(1,291)
General Electric Capital Corp.	BNP	1.500%		03/20/2013	7.751%	25,000	(4,622)	0	(4,622)
General Electric Capital Corp.	BOA	7.000%		06/20/2013	7.632%	200	(3)	0	(3)
General Electric Capital Corp.	CITI	1.310%		03/20/2013	7.751%	12,000	(2,287)	0	(2,287)
General Electric Capital Corp.	DUB	1.070%		12/20/2012	7.906%	5,430	(1,046)	0	(1,046)
General Electric Capital Corp.	DUB	4.820%		12/20/2013	7.440%	24,500	(2,124)	0	(2,124)
General Electric Capital Corp.	MSC	0.160%		06/20/2011	9.036%	10,000	(1,656)	0	(1,656)
General Electric Capital Corp.	WAC	0.160%		06/20/2011	9.036%	10,000	(1,656)	0	(1,656)
Goldman Sachs Group, Inc.	RBS	1.600%		03/20/2013	2.928%	4,600	(212)	0	(212)
Goldman Sachs Group, Inc.	UBS	0.900%		09/20/2012	2.961%	10,000	(642)	0	(642)
JPMorgan Chase & Co.	RBS	1.050%		03/20/2013	2.101%	4,500	(169)	0	(169)

See Accompanying Notes	Annual Report	March 31, 2009	75

Schedule of Investments  Investment Grade Corporate Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	GSC	4.100%	06/20/2012	4.022%	$30,000	$90	$0	$90
Morgan Stanley	GSC	0.900%	09/20/2012	3.995%	4,400	(411)	0	(411)
Morgan Stanley	RBS	2.000%	03/20/2013	3.952%	4,700	(308)	0	(308)
Ohio Edison Co.	WAC	0.470%	03/20/2010	1.037%	10,000	(53)	0	(53)
SLM Corp.	BNP	2.870%	12/20/2012	27.753%	5,000	(1,990)	0	(1,990)
SLM Corp.	BOA	2.950%	03/20/2013	27.118%	4,300	(1,721)	0	(1,721)
SLM Corp.	DUB	2.900%	12/20/2012	27.753%	2,000	(795)	0	(795)
SLM Corp.	DUB	5.000%	03/20/2014	24.944%	10,000	(3,705)	(900)	(2,805)
Sprint Nextel Corp.	BCLY	7.150%	06/20/2009	7.011%	9,000	26	0	26

						$(64,597)	$(1,240)	$(63,357)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BCLY	$38,600	$1,925	$1,412	$513
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	28,300	1,411	1,014	397
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP	1,900	95	43	52
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS	13,100	653	458	195
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	GSC	3,100	276	(36)	312
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	RBS	644,450	57,464	(5,014)	62,478
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	BCLY	10,000	804	604	200
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	CSFB	2,500	201	199	2
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS	49,850	4,007	3,282	725
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS	19,200	(1,681)	(1,464)	(217)
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	DUB	24,700	4,776	1,118	3,658
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA	34,200	(7,885)	355	(8,240)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	DUB	10,900	(2,505)	143	(2,648)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP	104,800	(24,087)	213	(24,300)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MSC	7,400	(1,701)	89	(1,790)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	RBS	15,200	(3,493)	123	(3,616)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB	7,800	(748)	(943)	195
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS	10,300	(989)	(1,246)	257
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI	15,300	571	(1,306)	1,877
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS	700	26	(33)	59
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA	33,800	(11,678)	(1,065)	(10,613)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI	32,200	(11,125)	1,265	(12,390)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS	3,900	(1,347)	143	(1,490)

						$4,970	$(646)	$5,616

(g)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	08/28/2009	$219,150	$2,181	$14,700
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.000%	08/28/2009	138,700	1,300	9,304
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.000%	08/28/2009	119,100	1,196	7,989
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	08/28/2009	406,350	4,156	27,257
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	283,400	2,990	17,586

							$11,823	$76,836

76	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(h)	Written options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	5.320%	08/28/2009	$73,000	$1,961	$12,171
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.320%	08/28/2009	44,300	1,176	7,386
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	5.320%	08/28/2009	38,900	1,054	6,485
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.320%	08/28/2009	135,200	3,703	22,541
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	94,800	2,753	14,729

							$10,647	$63,312

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC Citigroup, Inc.	$3.000	09/19/2009	$4,084	$1,960	$2,654

Transactions in written call and put options for the period ended March 31, 2009:

	Notional Amount	Premium
Balance at 03/31/2008	$574,900	$14,212
Sales	295,684	4,558
Closing Buys	(264,300)	(4,470)
Expirations	(216,000)	(1,693)
Exercised	0	0

Balance at 03/31/2009	$390,284	$12,607

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$244,292	$3,581,616	$0	$3,825,908
Other Financial Instruments ++	0	(113,674)	0	(113,674)

Total	$244,292	$3,467,942	$0	$3,712,234

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$1,131	$(1,126)	$(8)	$0	$6	$(3)	$0
Other Financial Instruments ++	2,884	0	0	0	(2,884)	0	0

Total	$4,015	$(1,126)	$(8)	$0	$(2,878)	$(3)	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	77

Schedule of Investments  Long Duration Corporate Bond Portfolio

	SHARES	VALUE (000S)
PIMCO FUNDS (a) 8.7%
Short-Term Floating NAV Portfolio	2,319,802	$23,210

Total PIMCO Funds (Cost $23,210)		23,210

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 83.6%

BANKING & FINANCE 21.1%

American Express Co.
8.150% due 03/19/2038	$800	729

American International Group, Inc.
6.250% due 05/01/2036	400	141
8.250% due 08/15/2018	1,100	471

Bank of America Corp.
5.650% due 05/01/2018	2,500	2,091
5.750% due 12/01/2017	1,410	1,187

Bear Stearns Cos. LLC
4.650% due 07/02/2018	2,000	1,671
6.400% due 10/02/2017	450	439
7.250% due 02/01/2018	600	621

BNP Paribas
7.195% due 06/29/2049	800	410

CIT Group, Inc.
1.464% due 07/28/2011	100	64
1.481% due 02/13/2012	500	307

Citigroup, Inc.
5.875% due 05/29/2037	300	231
6.875% due 03/05/2038	7,540	6,600

General Electric Capital Corp.
5.875% due 01/14/2038	3,313	2,376
6.875% due 01/10/2039	8,850	7,246

Goldman Sachs Group, Inc.
6.125% due 02/15/2033	2,400	2,007
6.150% due 04/01/2018	4,700	4,303
7.500% due 02/15/2019	1,700	1,700

HBOS PLC
6.000% due 11/01/2033	300	165

HSBC Bank USA N.A.
7.000% due 01/15/2039	2,850	2,799

HSBC Holdings PLC
6.800% due 06/01/2038	400	342

JPMorgan Chase & Co.
6.400% due 05/15/2038	3,400	3,349

JPMorgan Chase Capital XX
6.550% due 09/29/2036	500	322

Merrill Lynch & Co., Inc.
6.400% due 08/28/2017	1,400	1,006
6.875% due 04/25/2018	3,100	2,430
6.875% due 11/15/2018	2,500	1,927

MetLife, Inc.
6.375% due 06/15/2034	250	189

Morgan Stanley
1.592% due 10/18/2016	650	437
1.698% due 01/09/2014	1,000	742
6.000% due 04/28/2015	600	568
6.625% due 04/01/2018	5,500	5,257

Princeton University
5.700% due 03/01/2039	300	296

SLM Corp.
8.450% due 06/15/2018	500	270

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Wachovia Bank N.A.
6.600% due 01/15/2038	$4,250	$3,374

Wells Fargo & Co.
5.625% due 12/11/2017	200	183

Wells Fargo Capital XIII
7.700% due 12/29/2049	200	95

		56,345

INDUSTRIALS 33.4%

Altria Group, Inc.
9.950% due 11/10/2038	600	601
10.200% due 02/06/2039	2,500	2,562

Amgen, Inc.
6.375% due 06/01/2037	650	626
6.400% due 02/01/2039	3,900	3,766

AstraZeneca PLC
6.450% due 09/15/2037	1,100	1,147

Barrick North America Finance LLC
7.500% due 09/15/2038	2,100	2,020

Baxter International, Inc.
6.250% due 12/01/2037	1,400	1,450

Burlington Northern Santa Fe Corp.
6.150% due 05/01/2037	3,350	3,088
7.290% due 06/01/2036	800	833

Canadian National Railway Co.
6.375% due 11/15/2037	200	212
6.900% due 07/15/2028	400	428

CODELCO, Inc.
7.500% due 01/15/2019	100	114

Comcast Corp.
6.400% due 05/15/2038	4,100	3,594
6.450% due 03/15/2037	500	439
6.950% due 08/15/2037	1,400	1,310

Daimler Finance North America LLC
6.500% due 11/15/2013	100	91
8.500% due 01/18/2031	1,000	897

Devon Energy Corp.
7.950% due 04/15/2032	5,100	5,301

Eli Lilly & Co.
5.950% due 11/15/2037	400	403

EnCana Corp.
6.500% due 02/01/2038	3,000	2,591
6.625% due 08/15/2037	2,300	2,011

Energy Transfer Partners LP
5.950% due 02/01/2015	800	726

GlaxoSmithKline Capital, Inc.
6.375% due 05/15/2038	2,000	2,029

International Business Machines Corp.
5.700% due 09/14/2017	200	208
8.000% due 10/15/2038	1,300	1,552

Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	1,000	745
6.500% due 02/01/2037	694	558
6.950% due 01/15/2038	4,375	3,758

Norfolk Southern Corp.
7.050% due 05/01/2037	1,800	1,872

Northwest Pipeline GP
6.050% due 06/15/2018	600	561

Petroleos Mexicanos
8.000% due 05/03/2019	500	490

Pfizer, Inc.
7.200% due 03/15/2039	4,200	4,524

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Roche Holdings, Inc.
7.000% due 03/01/2039	$3,700	$3,889

Siemens Financieringsmaatschappij NV
6.125% due 08/17/2026	2,050	2,027

Target Corp.
7.000% due 01/15/2038	3,250	3,057

Tennessee Gas Pipeline Co.
7.625% due 04/01/2037	1,300	1,130
8.000% due 02/01/2016	300	301

Time Warner Cable, Inc.
7.300% due 07/01/2038	1,000	907

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	6,100	6,058

Transocean Ltd.
6.800% due 03/15/2038	4,400	3,883

Union Pacific Corp.
7.875% due 01/15/2019	1,400	1,548

UnitedHealth Group, Inc.
6.625% due 11/15/2037	2,600	2,166
6.875% due 02/15/2038	900	802

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	2,400	2,437
6.500% due 08/15/2037	3,200	3,342

Williams Cos., Inc.
8.750% due 01/15/2020	1,900	1,894

Wyeth
5.950% due 04/01/2037	800	757

XTO Energy, Inc.
6.375% due 06/15/2038	4,700	4,206
6.750% due 08/01/2037	500	457

		89,368

UTILITIES 29.1%

AEP Texas Central Co.
6.650% due 02/15/2033	500	427

Appalachian Power Co.
7.000% due 04/01/2038	400	354

AT&T Corp.
8.000% due 11/15/2031	9,750	10,634

AT&T, Inc.
6.400% due 05/15/2038	1,500	1,341

Consolidated Edison Co. of New York, Inc.
6.300% due 08/15/2037	1,000	931
6.750% due 04/01/2038	3,550	3,491

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	4,500	4,826

Duke Energy Carolinas LLC
6.050% due 04/15/2038	1,200	1,211

Duke Energy Indiana Inc.
6.450% due 04/01/2039	1,400	1,441

EDF S.A.
6.950% due 01/26/2039	3,800	3,784

Florida Power & Light Co.
5.960% due 04/01/2039	400	407

France Telecom S.A.
8.500% due 03/01/2031	2,300	2,912

Georgia Power Co.
5.950% due 02/01/2039	3,550	3,510

Jersey Central Power & Light Co.
7.350% due 02/01/2019	200	205

78	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	$500	$446

NGPL PipeCo. LLC
6.514% due 12/15/2012	200	191
7.768% due 12/15/2037	5,000	4,378

Oncor Electric Delivery Co.
7.500% due 09/01/2038	3,200	3,043

Pacific Gas & Electric Co.
6.250% due 03/01/2039	2,900	2,887
6.350% due 02/15/2038	1,000	1,009

Pacificorp
6.000% due 01/15/2039	5,200	5,162
6.350% due 07/15/2038	100	103

Southern California Edison Co.
5.950% due 02/01/2038	700	697
6.650% due 04/01/2029	600	622

Telecom Italia Capital S.A.
7.721% due 06/04/2038	4,000	3,340

Telefonica Emisiones SAU
7.045% due 06/20/2036	4,000	4,129

Verizon Communications, Inc.
6.400% due 02/15/2038	700	638
6.900% due 04/15/2038	4,900	4,761
7.350% due 04/01/2039	2,300	2,250

Virginia Electric and Power Co.
8.875% due 11/15/2038	3,700	4,544

Vodafone Group PLC
6.150% due 02/27/2037	4,200	3,980

		77,654

Total Corporate Bonds & Notes (Cost $231,626)		223,367

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.2%

Transocean Ltd.
1.625% due 12/15/2037	$700	$646

Total Convertible Bonds & Notes (Cost $626)		646

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
5.500% due 04/01/2039	8,000	8,304

Total U.S. Government Agencies (Cost $8,292)		8,304

U.S. TREASURY OBLIGATIONS 7.0%

U.S. Treasury Strips
0.000% due 08/15/2021	29,000	18,598

Total U.S. Treasury Obligations (Cost $17,912)		18,598

	SHARES
CONVERTIBLE PREFERRED STOCKS 0.0%

American International Group, Inc.
8.500% due 08/01/2011	10,500	57

Total Convertible Preferred Stocks (Cost $93)		57

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.080% due 04/01/2009	$416	$416

(Dated 03/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 05/07/2009 valued at $425. Repurchase proceeds are $416.)
Total Short-Term Instruments (Cost $416)		416

Total Investments 102.8% (Cost $282,175)		$274,598

Written Options (d) (0.0%) (Premiums $271)		(121)

Other Assets and Liabilities (Net) (2.8%)		(7,291)

Net Assets 100.0%		$267,186

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The Long Duration Corporate Bond Portfolio is investing in shares of affiliated Funds.
(b)	Cash of $1,274 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor March Futures	Long	03/2011	50	$30
90-Day Euribor September Futures	Long	09/2010	35	9
90-Day Eurodollar March Futures	Long	03/2011	26	38
U.S. Treasury 30-Year Bond June Futures	Long	06/2009	160	146
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	60	3
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	44	0

				$226

(c)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Bank of America Corp.	BCLY	(2.050%	)	03/20/2014	3.953%	$1,500	$109	$0	$109
Citigroup, Inc.	BCLY	(3.100%	)	03/20/2014	6.258%	300	34	0	34
Citigroup, Inc.	BNP	(2.830%	)	03/20/2014	6.258%	200	25	0	25
Merrill Lynch & Co., Inc.	HSBC	(2.650%	)	03/20/2014	5.607%	300	33	0	33

							$201	$0	$201

See Accompanying Notes	Annual Report	March 31, 2009	79

Schedule of Investments  Long Duration Corporate Bond Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pacific Gas & Electric Co.	BCLY	3.650%	03/20/2014	2.199%	$800	$52	$0	$52

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	11.600%	01/02/2012	MSC	BRL	9,400	$61	$0	$61
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		$800	65	52	13

							$126	$52	$74

(d)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$128.000	05/22/2009	80	$18	$19
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	80	22	17
Put - CME 90-Day Eurodollar June Futures	98.500	06/15/2009	25	9	3

				$49	$39

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009	EUR	2,600	$28	$43
Put - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		2,600	27	0
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		$7,800	16	1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		7,800	40	1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.100%	05/22/2009		12,900	54	34
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		1,000	5	0
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		1,000	8	0
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		1,800	3	0
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		1,800	9	0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	07/27/2009		1,300	8	1
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		5,800	24	2

								$222	$82

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/22/2008	0	$0	EUR	0	$0
Sales	210	41,200		5,200	277
Closing Buys	0	0		0	0
Expirations	(25)	0		0	(6)
Exercised	0	0		0	0

Balance at 03/31/2009	185	$41,200	EUR	5,200	$271

80	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(e)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	HSBC	42	04/2009	$3	$0	$3
Sell		RBS	187	04/2009	0	(1)	(1)
Sell	GBP	JPM	74	04/2009	0	0	0

					$3	$(1)	$2

(f)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$23,266	$251,332	$0	$274,598
Other Financial Instruments ++	226	208	0	434

Total	$23,492	$251,540	$0	$275,032

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	81

Schedule of Investments  Mortgage Portfolio

	SHARES	VALUE (000S)
PIMCO FUNDS (e) 1.3%

Short-Term Floating NAV Portfolio	13,024,465	$130,310

Total PIMCO Funds (Cost $130,310)		130,310

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.7%

American Express Bank FSB
0.605% due 10/20/2009	$10,000	9,670
0.637% due 07/13/2010	5,000	4,632

American International Group, Inc.
4.950% due 03/20/2012	900	440
5.600% due 10/18/2016	3,600	1,592
8.175% due 05/15/2058	4,700	401
8.250% due 08/15/2018	7,500	3,214

Bear Stearns Cos. LLC
6.400% due 10/02/2017	5,000	4,877
7.250% due 02/01/2018	12,519	12,958

CIT Group, Inc.
1.394% due 06/08/2009	5,000	4,838

CVS Pass-Through Trust
6.036% due 12/10/2028	1,895	1,428

General Electric Capital Corp.
1.232% due 10/21/2010	3,000	2,744
1.300% due 11/01/2012	4,000	3,224
1.580% due 09/15/2014	5,000	3,613

Goldman Sachs Group, Inc.
1.854% due 01/12/2015	5,000	3,696
5.350% due 01/15/2016	20,000	17,754
5.950% due 01/18/2018	4,000	3,640
6.250% due 09/01/2017	4,000	3,715

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	16,758	13,135

Morgan Stanley
3.338% due 05/14/2010	50,000	48,720
6.000% due 04/28/2015	5,000	4,731

National City Bank of Kentucky
6.300% due 02/15/2011	6,000	5,897

Roche Holdings, Inc.
3.249% due 02/25/2011	3,000	2,996

Suffield Clo Ltd.
2.194% due 09/26/2014	2,781	2,482

Wachovia Bank N.A.
1.309% due 05/25/2010	2,500	2,391
1.650% due 03/15/2016	8,000	4,793

Wachovia Corp.
5.700% due 08/01/2013	5,000	4,679

Total Corporate Bonds & Notes (Cost $180,050)		172,260

MUNICIPAL BONDS & NOTES 0.0%

Ennis, Texas Economic Development Corp. Revenue Bonds, (MBIA-FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	519

Total Municipal Bonds & Notes (Cost $1,113)		519

U.S. GOVERNMENT AGENCIES 237.9%

Fannie Mae
0.000% due 08/25/2022 (c)	15	13

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.582% due 12/25/2036 - 07/25/2037	$10,756	$9,572
0.662% due 04/25/2035	3,281	2,970
0.672% due 10/25/2035	12,053	11,723
0.722% due 10/27/2037	78,200	70,429
0.742% due 07/25/2032 - 09/26/2033	529	507
0.772% due 06/25/2044	69	68
0.782% due 06/25/2032	8	7
0.802% due 10/25/2033	2	2
0.822% due 12/25/2028	58	57
0.882% due 02/25/2033	88	71
0.922% due 02/25/2028 - 06/25/2032	3,162	3,053
0.956% due 04/18/2028	78	75
1.006% due 10/18/2030	119	116
1.022% due 06/25/2030 - 07/25/2034	6,085	5,948
1.094% due 09/18/2027	289	283
1.112% due 06/25/2018	5	5
1.172% due 09/25/2023	125	123
1.212% due 06/25/2022	1	1
1.422% due 04/25/2032	112	112
1.462% due 04/25/2021	3	3
1.662% due 05/25/2023	82	83
3.022% due 08/01/2042 - 10/01/2044	9,251	9,096
3.222% due 10/01/2030 - 12/01/2040	942	934
3.800% due 11/01/2035	3,565	3,647
3.875% due 06/01/2017	6	6
3.999% due 03/01/2024	40	40
4.000% due 07/01/2017 - 04/01/2039	1,047,190	1,062,065
4.007% due 10/01/2016 - 10/01/2031	254	254
4.098% due 02/01/2017	235	234
4.125% due 04/01/2033	303	307
4.165% due 03/01/2035	831	847
4.172% due 02/01/2026	13	13
4.182% due 04/01/2019	70	70
4.230% due 04/01/2030	9	9
4.275% due 09/01/2017	363	361
4.287% due 05/01/2036	689	697
4.318% due 02/01/2035	401	410
4.333% due 05/01/2019	216	216
4.343% due 03/01/2018	10	10
4.344% due 11/01/2025	105	106
4.361% due 05/01/2027	182	181
4.400% due 03/01/2017 - 08/01/2029	105	105
4.405% due 10/01/2023 - 05/01/2036	4,170	4,169
4.410% due 07/01/2027	43	42
4.416% due 08/01/2026	36	36
4.438% due 12/01/2017	174	176
4.442% due 11/01/2028	898	894
4.450% due 12/01/2026 - 01/01/2035	1,001	1,023
4.460% due 02/01/2021	76	77
4.462% due 08/01/2028	281	280
4.471% due 02/01/2032	1,802	1,833
4.474% due 07/01/2034	775	788
4.500% due 05/01/2013 - 04/01/2039	175,084	180,220
4.500% due 06/01/2023 (h)	5,518	5,690
4.527% due 11/01/2017	5	5
4.540% due 05/01/2036	83	83
4.543% due 06/01/2035	14,052	14,159
4.544% due 02/01/2028 - 06/01/2029	365	365
4.550% due 05/01/2036	38	38
4.554% due 12/01/2031	18	18
4.567% due 02/01/2035	2,894	2,916

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.577% due 02/01/2015	$50	$50
4.580% due 07/01/2035	568	579
4.596% due 01/01/2028	18	18
4.598% due 07/01/2035	1,218	1,248
4.602% due 05/01/2036	28	28
4.610% due 12/01/2029	4	4
4.618% due 08/01/2035	852	874
4.625% due 08/01/2023	19	19
4.654% due 05/25/2035	1,282	1,319
4.680% due 11/01/2035	150	153
4.750% due 12/01/2023	76	77
4.759% due 03/01/2035	417	420
4.763% due 01/01/2029	51	51
4.766% due 11/01/2028	517	517
4.778% due 02/01/2027	96	97
4.818% due 09/01/2035	376	383
4.825% due 11/01/2026	117	119
4.843% due 02/01/2034	841	865
4.846% due 09/01/2031	52	52
4.875% due 05/01/2019	13	13
4.876% due 11/01/2035	4,464	4,621
4.904% due 11/01/2031	61	62
4.911% due 06/01/2035	196	195
4.937% due 05/01/2035	865	884
4.939% due 09/01/2035	7,034	7,224
4.950% due 07/01/2024	4	4
4.964% due 02/01/2031	674	675
4.970% due 02/01/2024	125	128
4.980% due 10/01/2035	674	693
4.994% due 07/01/2024	13	13
4.995% due 01/01/2024	9	9
5.000% due 06/01/2013 - 04/01/2039	1,295,415	1,339,028
5.000% due 04/01/2021 - 11/01/2038 (h)	2,367,387	2,448,320
5.003% due 09/01/2034	1,290	1,327
5.015% due 05/01/2029	18	18
5.027% due 07/01/2032	77	79
5.045% due 06/01/2019	6	6
5.055% due 05/01/2035	1,660	1,709
5.066% due 11/01/2025	190	193
5.075% due 12/01/2030	683	690
5.112% due 04/01/2022	69	69
5.125% due 06/01/2017 - 06/01/2026	59	61
5.145% due 09/01/2028	4	4
5.155% due 04/01/2035	194	195
5.163% due 06/01/2032	365	371
5.170% due 10/01/2035	601	613
5.178% due 04/01/2038	34,351	35,352
5.182% due 10/01/2028	92	93
5.243% due 05/01/2026	36	36
5.245% due 09/01/2035	1,867	1,915
5.254% due 04/01/2030	93	94
5.258% due 04/01/2030	19	19
5.277% due 09/01/2030	25	24
5.294% due 09/01/2034	192	192
5.350% due 11/01/2035	779	806
5.455% due 09/01/2023	73	74
5.481% due 04/01/2032	17	17
5.500% due 07/01/2009 - 04/01/2039	1,086,915	1,130,232
5.500% due 11/01/2032 - 01/01/2039 (h)	4,869,822	5,062,584
5.507% due 12/01/2035	424	437
5.514% due 09/01/2020	22	22
5.526% due 02/01/2030	616	638
5.530% due 02/01/2031	231	231
5.532% due 03/01/2025	27	27
5.574% due 02/01/2036	824	855
5.700% due 08/01/2018	300	302
5.730% due 10/01/2016	43	44
5.800% due 11/01/2011	1,803	1,904
5.817% due 11/01/2024	3	3

82	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.822% due 06/01/2023	$31	$31
5.912% due 02/01/2031	282	292
5.950% due 02/25/2044	54	56
5.987% due 06/21/2027	80,600	84,307
6.000% due 03/25/2017 - 04/01/2039	1,981,629	2,066,095
6.000% due 04/01/2031 - 01/01/2039 (h)	1,366,746	1,430,056
6.072% due 10/20/2027	164,000	170,409
6.145% due 06/01/2029	29	29
6.150% due 02/01/2026	60	61
6.229% due 10/01/2036 (h)	5,423	5,647
6.247% due 08/01/2029	83	83
6.250% due 12/25/2013	917	941
6.290% due 02/25/2029	1,500	1,659
6.300% due 06/25/2031 - 10/17/2038	5,089	5,494
6.305% due 04/01/2020	106	111
6.350% due 06/25/2020	1,765	1,796
6.390% due 05/25/2036	994	1,048
6.410% due 08/01/2016	933	1,016
6.450% due 09/01/2016	3,421	3,735
6.500% due 10/01/2011 - 05/01/2039	340,413	358,555
6.500% due 06/01/2035 - 12/01/2037 (h)	57,592	60,763
6.589% due 10/25/2031	44	42
6.703% due 08/01/2028	1,369	1,549
6.825% due 08/01/2009	4,283	4,277
6.850% due 12/18/2027	1,585	1,706
6.875% due 02/01/2018	130	133
6.977% due 01/01/2030	135	137
6.984% due 01/01/2030	345	369
7.000% due 01/01/2010 - 06/01/2037	3,835	4,107
7.163% due 03/01/2030	353	359
7.250% due 01/01/2010	1,069	1,081
7.491% due 08/01/2014	6	7
7.500% due 05/01/2009 - 07/25/2041	4,407	4,796
7.730% due 01/01/2025	957	1,042
7.800% due 10/25/2022 - 06/25/2026	231	237
8.000% due 06/01/2015 - 08/01/2030	64	68
8.025% due 05/01/2030	33	34
8.200% due 04/25/2025	330	347
8.500% due 08/01/2011 - 11/01/2017	160	172
8.699% due 06/25/2032	254	270
8.750% due 11/25/2019 - 06/25/2021	204	219
9.000% due 03/01/2010 - 11/01/2025	161	180
9.000% due 05/25/2022 - 06/25/2022 (b)	58	12
9.250% due 10/01/2009	3	3
9.500% due 11/25/2020 - 04/01/2025	412	466
15.500% due 10/01/2012	1	1
510.000% due 09/25/2019 (b)	0	3
839.670% due 08/25/2020 (b)	0	1

Farmer Mac
6.779% due 01/25/2013	1,945	1,939
8.400% due 04/25/2030	1,144	1,142

Federal Home Loan Bank
7.400% due 02/01/2021	276	278

Federal Housing Administration
6.875% due 12/01/2016	250	250
6.896% due 07/01/2020	311	310
7.430% due 07/01/2018 - 07/01/2024	4,672	4,709

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Freddie Mac
0.706% due 07/15/2019 - 10/15/2020	$5,148	$4,989
0.756% due 03/15/2031	445	430
0.762% due 07/25/2031	88	80
0.772% due 05/25/2031	340	224
0.786% due 02/15/2019	11,632	11,262
0.802% due 09/25/2031	394	360
0.856% due 05/15/2036	248	241
0.906% due 12/15/2029 - 12/15/2030	1,630	1,608
0.956% due 03/15/2017 - 06/15/2018	4,461	4,397
1.006% due 11/15/2030 - 12/15/2031	165	163
1.012% due 03/15/2024 - 09/15/2026	578	563
1.056% due 02/15/2028 - 03/15/2032	199	195
1.062% due 05/15/2023	2	2
1.106% due 03/15/2032	8	7
1.506% due 04/15/2031	7,358	7,305
1.756% due 07/15/2027	2,306	2,300
2.750% due 02/01/2017	4	4
3.222% due 07/25/2044	25,541	25,034
3.250% due 01/01/2017	9	9
3.500% due 12/15/2022 - 07/15/2032	184	184
4.007% due 05/01/2017 - 09/01/2018	261	260
4.130% due 03/01/2033	316	313
4.332% due 12/01/2032	146	147
4.338% due 02/01/2031	25	26
4.341% due 11/01/2027	14	14
4.343% due 03/01/2027	17	17
4.345% due 01/01/2028	104	105
4.355% due 07/01/2030	347	348
4.367% due 02/01/2029	200	202
4.375% due 12/01/2018	3	3
4.455% due 04/01/2031	8	8
4.475% due 09/01/2028	42	42
4.483% due 08/15/2032	1,388	1,381
4.500% due 08/15/2016 - 04/01/2020	2,195	2,238
4.580% due 06/01/2022	51	52
4.655% due 08/01/2018	81	81
4.671% due 03/01/2032	108	109
4.683% due 12/01/2029	257	261
4.711% due 10/01/2023	974	985
4.717% due 10/01/2018 - 10/01/2024	115	116
4.720% due 03/01/2033	109	111
4.759% due 02/01/2027	496	502
4.810% due 11/01/2034	830	843
4.813% due 10/01/2027	28	28
4.816% due 11/01/2027	148	150
4.823% due 02/01/2029	337	341
4.825% due 09/01/2027	23	23
4.841% due 06/01/2024	35	35
4.853% due 12/01/2026	19	19
4.858% due 07/01/2035	736	751
4.861% due 08/01/2027	19	19
4.884% due 07/01/2028	475	483
4.893% due 10/01/2035	894	917
4.904% due 09/01/2026	321	322
4.909% due 05/01/2032	497	493
4.922% due 10/01/2024	145	146
4.950% due 11/01/2029	1,839	1,840
4.960% due 04/01/2025	37	38
4.971% due 08/01/2029	69	70
4.977% due 07/01/2019	106	106
4.987% due 03/01/2035	759	781
5.000% due 01/15/2010 - 04/01/2039	708,084	734,391

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.000% due 04/01/2020 - 10/01/2038 (h)	$75,152	$77,668
5.028% due 11/01/2031	4	4
5.032% due 08/01/2035	1,808	1,848
5.089% due 06/01/2022	7	7
5.125% due 11/17/2017 - 04/01/2018	62,521	69,904
5.129% due 10/01/2023	82	83
5.142% due 11/01/2027	150	152
5.187% due 05/01/2032	909	920
5.200% due 09/01/2027	48	48
5.205% due 05/01/2032	89	91
5.225% due 05/01/2032	18	19
5.231% due 08/01/2031	16	16
5.250% due 08/01/2031	2	2
5.253% due 09/01/2024	31	32
5.275% due 07/01/2030	27	27
5.285% due 07/01/2029	38	39
5.308% due 10/01/2024	111	112
5.325% due 05/01/2019	14	14
5.326% due 07/01/2027	73	75
5.365% due 02/01/2027	79	79
5.383% due 10/01/2036	1,116	1,150
5.396% due 08/01/2030	15	15
5.432% due 12/01/2035	5,568	5,700
5.500% due 05/15/2016 - 04/01/2039	3,001,533	3,114,795
5.500% due 06/01/2031 - 12/01/2038 (h)	1,049,559	1,090,870
5.569% due 05/01/2037	4,265	4,370
5.934% due 03/01/2029	147	153
6.000% due 03/01/2017 - 04/01/2039	427,357	446,921
6.000% due 05/01/2037 - 04/01/2038 (h)	94,481	98,899
6.125% due 09/01/2018	13	14
6.250% due 12/15/2028	1,573	1,674
6.500% due 10/15/2013 (b)	21	1
6.500% due 08/01/2016 - 10/25/2043	50,133	52,941
6.500% due 11/01/2036 - 01/01/2039 (h)	80,969	85,471
7.000% due 11/15/2020 - 12/01/2032	1,568	1,653
7.000% due 10/25/2023 (b)	60	9
7.500% due 11/01/2010 - 06/01/2031	641	683
7.500% due 08/15/2029 (b)	27	3
7.645% due 05/01/2025	1,260	1,325
8.000% due 11/01/2013 - 09/01/2030	88	94
8.500% due 02/01/2010 - 08/01/2027	327	355
9.000% due 12/15/2020 - 02/15/2021	359	364
9.050% due 06/15/2019	61	67
9.500% due 12/15/2020 - 06/01/2021	327	329
9.500% due 11/01/2021 (b)	31	6

Ginnie Mae
0.756% due 02/16/2032	8	8
0.856% due 12/16/2026 - 01/16/2031	135	130
0.895% due 06/20/2032	378	367
0.956% due 06/16/2031 - 03/16/2032	1,080	1,054
1.006% due 10/16/2030	39	38
1.056% due 02/16/2030 - 04/16/2032	852	843
1.106% due 12/16/2025	585	572
1.156% due 02/16/2030	97	96
1.206% due 02/16/2030	89	87
1.473% due 01/20/2059	1,178	1,085
1.491% due 10/20/2058	1,031	950

See Accompanying Notes	Annual Report	March 31, 2009	83

Schedule of Investments  Mortgage Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.495% due 03/20/2031	$4,086	$4,035
1.545% due 02/20/2031	2,453	2,291
3.250% due 07/16/2026	62	62
3.875% due 11/20/2031	1,871	1,877
4.000% due 07/16/2026 - 12/20/2032	3,852	3,861
4.125% due 10/20/2018 - 01/20/2030	6,548	6,588
4.500% due 01/15/2038 - 05/01/2039	445,590	454,960
4.625% due 08/20/2017 - 07/20/2035	41,560	41,671
4.750% due 02/20/2032	565	574
5.000% due 02/20/2032 - 05/01/2039	148,994	153,825
5.250% due 01/20/2028 - 03/20/2030	794	811
5.375% due 04/20/2017 - 04/20/2033	31,562	32,175
5.500% due 03/20/2016 - 04/01/2039	200,160	208,384
5.875% due 04/20/2019	28	29
6.000% due 04/15/2011 - 04/01/2039	1,434,154	1,500,401
6.250% due 03/16/2029	3,305	3,521
6.500% due 05/15/2009 - 12/15/2038	260,035	273,173
6.979% due 03/16/2041	5,515	6,203
7.000% due 09/15/2012 - 02/16/2029	1,383	1,473
7.270% due 12/15/2040	1,719	1,751
7.500% due 02/15/2017 - 11/15/2031	2,005	2,152
7.750% due 10/15/2025	20	21
8.000% due 08/15/2011 - 09/20/2031	5,751	6,172
8.500% due 06/15/2027 - 03/20/2031	1,325	1,447
9.000% due 04/15/2020 - 08/20/2030	93	102
9.500% due 12/15/2021	61	68

Small Business Administration
5.370% due 04/01/2028	13,228	14,076
5.490% due 05/01/2028	16,453	17,511
5.870% due 05/01/2026 - 07/01/2028	12,455	13,427
6.344% due 08/01/2011	164	171
6.640% due 02/01/2011	170	177
7.190% due 12/01/2019	278	301
7.220% due 11/01/2020	773	846
7.449% due 08/01/2010	258	266
8.017% due 02/10/2010	48	50

Vendee Mortgage Trust
6.500% due 03/15/2029	2,097	2,188
6.810% due 01/15/2030	669	704

Total U.S. Government Agencies (Cost $23,705,016)		24,300,099

MORTGAGE-BACKED SECURITIES 17.4%

Adjustable Rate Mortgage Trust
5.032% due 03/25/2035	26,168	17,988
5.142% due 09/25/2035	3,367	1,826
5.413% due 01/25/2036	3,059	2,291

American Home Mortgage Assets
0.712% due 05/25/2046	27,927	9,862
0.712% due 09/25/2046	11,472	4,433
0.712% due 10/25/2046	3,837	1,447
0.732% due 10/25/2046	24,697	8,021
0.752% due 09/25/2046	7,050	1,453
0.812% due 08/25/2037	12,942	450
2.333% due 02/25/2047	12,455	3,771
2.553% due 11/25/2046	14,590	4,331

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

American Home Mortgage Investment Trust
0.762% due 05/25/2047	$4,034	$792
4.290% due 10/25/2034	7,894	5,514
4.440% due 02/25/2045	3,919	2,229
5.660% due 09/25/2045	6,780	3,644

Banc of America Commercial Mortgage, Inc.
5.414% due 09/10/2047	10,000	7,344

Banc of America Funding Corp.
0.835% due 05/20/2035	2,212	912
4.110% due 05/25/2035	1,438	1,036
5.357% due 11/20/2035	3,807	2,301
5.753% due 10/25/2036	4,600	2,632
5.754% due 03/20/2036	7,179	4,162
5.837% due 01/25/2037	3,700	1,953
5.888% due 04/25/2037	8,624	5,384

Banc of America Mortgage Securities, Inc.
0.972% due 01/25/2034	604	580
4.113% due 06/25/2034	2,100	1,775
4.250% due 04/25/2034	38	38
4.517% due 07/25/2034	28	18
4.721% due 06/20/2031	404	317
4.839% due 08/25/2033	16,078	13,015
5.000% due 05/25/2034	310	278
5.427% due 02/25/2036	2,190	1,332
5.470% due 07/20/2032	72	41
6.500% due 10/25/2031	167	161

Banc of America Structural Security Trust
1.064% due 10/11/2033	202	198

Bear Stearns Adjustable Rate Mortgage Trust
2.472% due 03/25/2035	7,435	5,144
2.650% due 08/25/2035	5,575	3,903
2.940% due 03/25/2035	17,970	12,227
4.550% due 08/25/2035	9,219	6,455
4.750% due 10/25/2035	1,197	1,129
4.793% due 11/25/2034	4,714	3,459
4.821% due 04/25/2034	37	23
4.951% due 11/25/2030	14	12
4.971% due 01/25/2035	2,793	2,338
5.008% due 01/25/2035	2,024	1,558
5.320% due 02/25/2033	28	25
5.395% due 02/25/2034	3,506	2,364
5.473% due 05/25/2047	21,510	11,043
5.583% due 01/25/2034	14	12
5.735% due 02/25/2036	12,653	6,596

Bear Stearns Alt-A Trust
5.356% due 08/25/2036	7,800	2,619
5.364% due 05/25/2035	1,307	706
5.491% due 09/25/2035	23,662	11,710
5.718% due 11/25/2036	1,024	474
5.721% due 11/25/2036	1,811	832
5.781% due 01/25/2036	3,102	1,141
5.891% due 11/25/2036	904	413

Bear Stearns Commercial Mortgage Securities
5.060% due 11/15/2016	20	20
5.331% due 02/11/2044	24,000	17,573
5.405% due 12/11/2040	6,000	4,736
5.540% due 09/11/2041	45,500	37,914
5.694% due 06/11/2050	13,275	9,858
5.700% due 06/11/2050	30,000	22,850
5.717% due 06/11/2040	40,000	29,847
7.000% due 05/20/2030	1,802	1,748

Bear Stearns Mortgage Securities, Inc.
4.531% due 06/25/2030	50	49

Bear Stearns Structured Products, Inc.
5.653% due 01/26/2036	6,769	4,286
5.733% due 12/26/2046	4,039	2,328

Bella Vista Mortgage Trust
0.795% due 05/20/2045	1,070	416

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CC Mortgage Funding Corp.
0.702% due 05/25/2036	$796	$632
0.772% due 08/25/2035	1,455	946
1.011% due 01/25/2035	848	636

Chase Mortgage Finance Corp.
5.428% due 03/25/2037	8,082	4,183
5.998% due 09/25/2036	701	491

Citicorp Mortgage Securities, Inc.
5.375% due 12/25/2019	25	25
6.500% due 02/25/2024	552	551

Citigroup Commercial Mortgage Trust
0.626% due 08/15/2021	70	58

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	6,785	4,413
4.098% due 08/25/2035	3,053	2,228
4.222% due 12/25/2035	48	37
4.248% due 08/25/2035	18,151	11,633
4.688% due 08/25/2035	3,331	1,009
4.699% due 03/25/2034	1,904	1,507
5.664% due 07/25/2046	5,810	2,848
6.008% due 09/25/2037	40,193	20,076

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	2,000	1,482

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	4,679	3,774

Collateralized Mortgage Obligation Trust
0.000% due 09/23/2017 (c)	4	4

Commercial Mortgage Pass-Through Certificates
0.656% due 04/15/2017	1,456	1,440
1.056% due 02/16/2034	4,134	3,605
4.867% due 05/10/2043	21,387	19,612
5.816% due 12/10/2049	12,000	8,767

Countrywide Alternative Loan Trust
0.692% due 01/25/2037	1,200	427
0.695% due 05/20/2046	62	51
0.702% due 05/25/2047	11,442	3,725
0.712% due 09/25/2046	22,192	7,985
0.712% due 11/25/2046	5,173	1,765
0.722% due 05/25/2036	975	351
0.732% due 05/25/2035	2,858	1,237
0.732% due 07/25/2046	4,628	1,657
0.740% due 12/20/2046	44,923	14,568
0.742% due 05/25/2035	519	216
0.745% due 07/20/2046	2,190	791
0.752% due 08/25/2046	7,781	1,539
0.755% due 03/20/2046	4,472	1,626
0.755% due 05/20/2046	8,910	3,236
0.755% due 07/20/2046	20,915	7,564
0.772% due 05/25/2035	772	334
0.772% due 09/25/2046	4,050	362
0.772% due 10/25/2046	2,650	583
0.782% due 07/25/2046	2,850	241
0.792% due 05/25/2036	2,655	383
0.802% due 12/25/2035	842	339
0.802% due 02/25/2037	14,684	6,068
0.825% due 09/20/2046	8,850	737
0.852% due 11/20/2035	12,600	5,075
0.862% due 10/25/2046	2,250	212
0.872% due 06/25/2037	4,470	1,000
0.872% due 06/25/2047	460	100
0.892% due 11/25/2035	1,271	263
0.942% due 12/25/2035	1,999	409
1.032% due 11/20/2035	3,350	424
1.292% due 11/25/2035	5,051	1,865
2.633% due 12/25/2035	15,764	6,827
5.409% due 10/25/2035	3,041	1,754
5.750% due 03/25/2037	5,600	2,514
5.886% due 11/25/2035	6,933	3,552
5.895% due 02/25/2037	16,581	8,468
6.000% due 10/25/2032	359	311

84	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.000% due 02/25/2037	$5,113	$2,881
6.250% due 11/25/2036	5,922	3,356

Countrywide Home Loan Mortgage Pass-Through Trust
0.812% due 04/25/2035	1,990	834
0.822% due 04/25/2046	4,087	635
0.832% due 03/25/2035	4,910	2,390
0.842% due 03/25/2035	23,291	9,885
0.852% due 02/25/2035	1,472	650
0.862% due 02/25/2035	47	22
0.862% due 06/25/2035	1,024	604
0.862% due 03/25/2036	1,845	323
0.872% due 02/25/2036	2,697	487
0.922% due 03/25/2035	1,126	161
1.112% due 08/25/2034	3,280	1,335
2.518% due 09/25/2034	1,215	599
3.750% due 07/19/2031	9	9
4.740% due 08/25/2034	2,112	1,159
4.785% due 11/25/2034	3,148	1,926
5.229% due 01/20/2035	3,638	2,619
5.368% due 10/20/2035	7,623	3,868
5.500% due 11/25/2035	3,425	2,917
5.540% due 11/19/2033	30	23
5.543% due 04/20/2036	6,166	3,651
5.603% due 02/20/2036	1,873	896
5.616% due 11/19/2033	77	58
5.760% due 05/20/2036	11,337	5,410
6.080% due 09/25/2047	3,990	2,032

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039	16,625	11,046
5.579% due 04/25/2037	4,073	1,828
5.723% due 06/15/2039	3,500	2,113
5.863% due 02/25/2037	8,700	4,554

CS First Boston Mortgage Securities Corp.
0.037% due 08/15/2038 (b)	341,958	973
4.554% due 06/25/2033	79	61
4.666% due 03/15/2036	600	560
4.832% due 04/15/2037	3,000	2,331
5.329% due 06/25/2032	5	4
7.290% due 09/15/2041	28	28

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	6,700	3,482
5.720% due 09/25/2036	7,600	3,206
6.172% due 06/25/2036	9,400	4,984

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	3,900	2,545

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.612% due 08/25/2037	235	166
5.500% due 12/25/2035	7,967	2,558
5.587% due 10/25/2035	5,531	2,917
5.869% due 10/25/2036	7,393	2,282
5.886% due 10/25/2036	7,400	2,512
6.300% due 07/25/2036	8,098	4,265

DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	3,152	3,166

DLJ Mortgage Acceptance Corp.
5.179% due 11/25/2023	16	16

Downey Savings & Loan Association Mortgage Loan Trust
0.866% due 11/19/2037	6,250	554
0.876% due 07/19/2045	3,041	735

FFCA Secured Lending Corp.
8.180% due 09/18/2027	2,000	762
8.970% due 09/18/2027	4,000	1,899

Fifth Third Mortgage Loan Trust
4.818% due 11/19/2032	110	94

First Horizon Alternative Mortgage Securities
6.250% due 08/25/2037	5,785	4,375

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

First Horizon Asset Securities, Inc.
4.738% due 12/25/2033	$4,331	$3,265
5.362% due 08/25/2035	54	38

First Nationwide Trust
6.750% due 08/21/2031	171	170

First Republic Mortgage Loan Trust
0.856% due 08/15/2032	14,257	12,120
0.906% due 11/15/2031	6,116	4,894
1.482% due 11/15/2031	1,456	1,414

GMAC Mortgage Corp. Loan Trust
4.696% due 06/25/2034	4,612	2,662
5.500% due 09/25/2034	6,076	5,786

Greenpoint Mortgage Funding Trust
0.722% due 10/25/2046	3,550	400
0.722% due 12/25/2046	3,350	333
0.732% due 10/25/2046	4,750	557
0.742% due 06/25/2045	2,235	953
0.752% due 06/25/2045	7,901	3,493
0.792% due 04/25/2036	3,673	1,120
0.842% due 09/25/2046	2,850	160
0.862% due 10/25/2046	3,852	225

Greenpoint Mortgage Pass-Through Certificates
4.884% due 10/25/2033	250	171

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	830	601

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	3,310	2,496
6.044% due 08/15/2018	6,889	6,874

GSR Mortgage Loan Trust
0.782% due 08/25/2046	3,793	627
4.465% due 06/25/2034	164	128
4.541% due 09/25/2035	559	415
5.038% due 04/25/2036	821	437
5.178% due 01/25/2036	8,955	4,909
5.242% due 11/25/2035	46,283	29,780
5.346% due 11/25/2035	6,862	4,199

GSRPM Mortgage Loan Trust
0.922% due 11/25/2031	2,113	1,963

Harborview Mortgage Loan Trust
0.646% due 01/19/2038	818	737
0.686% due 04/19/2038	1,354	470
0.713% due 08/21/2036	5,198	2,073
0.736% due 07/19/2046	23,800	8,671
0.746% due 01/19/2038	24,009	8,543
0.746% due 02/19/2046	15,895	5,754
0.756% due 09/19/2046	11,511	4,367
0.776% due 05/19/2035	7,196	2,654
0.776% due 05/19/2047	19,344	6,933
0.806% due 01/19/2038	2,452	423
0.806% due 09/19/2046	3,760	756
2.619% due 11/19/2034	200	72
5.221% due 07/19/2035	163	79
5.291% due 08/19/2034	6,384	3,767
5.908% due 08/19/2036	3,313	1,567

Homebanc Mortgage Trust
0.702% due 12/25/2036	1,249	525
5.797% due 04/25/2037	7,452	5,022

Indymac ARM Trust
4.442% due 01/25/2032	15	10

Indymac IMSC Mortgage Loan Trust
0.702% due 07/25/2047	7,018	2,503

Indymac INDB Mortgage Loan Trust
0.822% due 11/25/2035	478	173

Indymac Index Mortgage Loan Trust
0.712% due 04/25/2037	2,199	385
0.712% due 09/25/2046	19,036	7,022
0.722% due 11/25/2046	4,476	526

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.722% due 06/25/2047	$10,625	$3,768
0.732% due 05/25/2046	3,347	1,197
0.762% due 04/25/2035	5,129	2,150
0.762% due 07/25/2035	3,106	1,280
0.772% due 02/25/2037	2,450	322
0.792% due 06/25/2037	4,439	955
0.812% due 11/25/2036	3,634	575
0.822% due 06/25/2037	1,325	430
5.000% due 08/25/2035	3,681	930
5.013% due 12/25/2034	31	22
5.099% due 09/25/2035	6,794	3,837
5.311% due 01/25/2036	3,934	2,672

JPMorgan Alternative Loan Trust
1.020% due 06/27/2037	139,040	80,888

JPMorgan Chase Commercial Mortgage Securities Corp.
0.931% due 07/15/2019	175,772	126,773
4.853% due 03/15/2046	15,000	13,898
5.305% due 01/15/2049	37,000	29,727
5.336% due 05/15/2047	2,700	1,808
5.747% due 02/12/2049	26,000	18,455
5.819% due 06/15/2049	52,356	36,190

JPMorgan Mortgage Trust
5.116% due 10/25/2035	3,600	1,836
5.373% due 08/25/2035	6,968	3,834
5.399% due 11/25/2035	3,105	2,358

Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (b)	49	9

LB Mortgage Trust
8.443% due 01/20/2017	1,593	1,560

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	4,000	2,730
5.858% due 07/15/2040	135,419	93,529
5.866% due 09/15/2045	25,000	17,597
6.133% due 12/15/2030	470	464

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.636% due 09/15/2021	4,018	2,982

Lehman XS Trust
0.602% due 07/25/2046	19	19

Luminent Mortgage Trust
0.692% due 12/25/2036	9,527	3,344
0.702% due 12/25/2036	6,766	2,184
0.722% due 10/25/2046	5,013	2,069

MASTR Adjustable Rate Mortgages Trust
0.732% due 04/25/2046	8,913	3,215
0.762% due 05/25/2037	2,022	841
0.822% due 05/25/2047	3,950	416
0.862% due 05/25/2047	3,350	281
3.788% due 11/21/2034	1,607	1,566

MASTR Asset Securitization Trust
5.500% due 09/25/2033	6,135	5,642

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	298	312

MASTR Seasoned Securities Trust
5.258% due 10/25/2032	1,271	796

Mellon Residential Funding Corp.
0.906% due 11/15/2031	2,949	2,270
0.996% due 12/15/2030	3,037	2,451
1.036% due 06/15/2030	236	197
1.436% due 11/15/2031	289	218

Merrill Lynch Alternative Note Asset
0.822% due 03/25/2037	2,800	892

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	6,300	3,683
5.485% due 03/12/2051	180	104
5.700% due 09/12/2049	4,100	2,636

See Accompanying Notes	Annual Report	March 31, 2009	85

Schedule of Investments  Mortgage Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.668% due 04/25/2028 (b)	$1,098	$14
0.732% due 02/25/2036	5,326	2,955

Merrill Lynch Mortgage Trust
1.546% due 07/12/2034 (b)	54,535	219

Merrill Lynch Mortgage-Backed Securities Trust
5.849% due 04/25/2037	7,924	5,685

MLCC Mortgage Investors, Inc.
0.772% due 11/25/2035	2,192	1,391
1.316% due 03/15/2025	393	223
1.522% due 10/25/2035	4,230	2,850
4.848% due 01/25/2029	4,000	1,091

Morgan Stanley Capital I
0.617% due 10/15/2020	5,772	4,259
5.447% due 02/12/2044	24,770	17,431
5.692% due 04/15/2049	3,600	2,350
5.881% due 06/11/2049	13,500	9,764
6.540% due 04/03/2014	11,000	10,994

Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	4,500	4,107

Morgan Stanley Mortgage Loan Trust
0.892% due 11/25/2035	3,628	1,064
1.032% due 02/25/2047	3,874	1,294
5.416% due 06/25/2036	2,303	1,685
5.458% due 07/25/2035	3,258	1,656
5.701% due 02/25/2047	6,516	2,431
6.449% due 06/25/2036	8,876	3,981

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	6,200	3,417
6.138% due 03/25/2047	5,600	2,991
7.000% due 02/19/2030	691	719

Ocwen Residential MBS Corp.
6.895% due 06/25/2039	537	11

Opteum Mortgage Acceptance Corp.
0.782% due 07/25/2035	986	821

Prime Mortgage Trust
0.922% due 02/25/2034	326	264
5.000% due 02/25/2019	18	18

Residential Accredit Loans, Inc.
0.622% due 09/25/2046	1,258	934
0.682% due 01/25/2037	2,122	874
0.702% due 06/25/2046	9,295	3,564
0.702% due 02/25/2047	2,211	416
0.722% due 12/25/2046	3,250	408
0.732% due 04/25/2046	20,287	7,903
0.752% due 05/25/2037	5,634	1,135
0.772% due 08/25/2037	5,101	1,833
0.792% due 05/25/2046	2,650	321
0.827% due 09/25/2046	5,900	588
0.922% due 03/25/2033	580	525
0.922% due 10/25/2045	3,597	1,454
5.220% due 08/25/2035	1,104	478
5.668% due 09/25/2035	5,553	3,110
5.714% due 02/25/2036	6,010	2,878

Residential Asset Mortgage Products, Inc.
6.500% due 11/25/2031	420	420

Residential Asset Securitization Trust
0.922% due 05/25/2033	484	412
6.000% due 03/25/2037	5,102	3,103

Residential Funding Mortgage Securities I
5.201% due 09/25/2035	3,332	2,153

Sequoia Mortgage Trust
0.883% due 11/22/2024	41	32
0.895% due 07/20/2033	2,828	2,151
0.906% due 10/19/2026	143	115
0.925% due 10/20/2027	3,283	2,648
4.433% due 04/20/2035	5,987	4,337
5.546% due 01/20/2047	3,172	1,853

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Sovereign Commercial Mortgage Securities Trust
5.780% due 07/22/2030	$5,300	$4,360

Structured Adjustable Rate Mortgage Loan Trust
0.742% due 05/25/2037	15,321	5,347
1.317% due 06/25/2034	1,422	772
3.222% due 05/25/2035	5,324	1,856
4.669% due 04/25/2034	7,200	5,019
4.896% due 07/25/2034	146	108
5.350% due 01/25/2035	3,711	2,033
5.375% due 11/25/2035	3,998	2,186
5.496% due 07/25/2035	2,045	1,208
5.528% due 08/25/2035	52	27
5.950% due 02/25/2036	6,566	3,141
6.000% due 03/25/2036	6,406	3,087
6.000% due 10/25/2037	5,810	2,664

Structured Asset Mortgage Investments, Inc.
0.652% due 03/25/2037	499	182
0.702% due 06/25/2036	22,493	9,056
0.712% due 07/25/2046	37,589	15,266
0.732% due 04/25/2036	42,587	15,230
0.742% due 05/25/2036	5,804	2,045
0.742% due 05/25/2046	7,152	2,570
0.752% due 05/25/2045	3,148	1,279
0.772% due 09/25/2047	6,167	1,322
0.782% due 05/25/2046	6,941	1,454
0.806% due 07/19/2035	8,820	5,761
0.822% due 08/25/2036	4,250	511
0.886% due 10/19/2034	392	208
0.906% due 03/19/2034	1,768	1,105
1.072% due 09/25/2047	16,796	3,481
1.216% due 09/19/2032	5,935	4,499
5.175% due 05/25/2022	1,480	1,064
5.479% due 05/02/2030	236	235

Structured Asset Securities Corp.
4.687% due 02/25/2032	4	4
4.863% due 10/25/2035	835	494
5.000% due 05/25/2035	23,226	19,364
5.004% due 08/25/2032	532	442
5.111% due 07/25/2032	3	2
5.140% due 01/25/2032	311	262
5.450% due 01/25/2034	5,722	3,792
5.671% due 06/25/2033	109	73

TBW Mortgage-Backed Pass-Through Certificates
5.630% due 01/25/2037	3,000	1,142
5.970% due 09/25/2036	9,600	4,376
6.014% due 07/25/2037	6,218	4,338

Thornburg Mortgage Securities Trust
0.622% due 03/25/2037	10,673	9,259
0.652% due 06/25/2037	5,536	4,800
0.672% due 11/25/2046	3,158	2,638

Wachovia Bank Commercial Mortgage Trust
0.646% due 09/15/2021	5,452	3,761
5.342% due 12/15/2043	82,145	51,541
5.509% due 04/15/2047	25,000	15,775

Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	2,074	1,428

WaMu Mortgage Pass-Through Certificates
0.742% due 07/25/2046	1,144	685
0.752% due 04/25/2045	233	96
0.782% due 11/25/2045	3,025	1,232
0.812% due 10/25/2045	10,509	4,337
0.832% due 01/25/2045	7,690	3,091
0.842% due 07/25/2045	235	101
0.862% due 01/25/2045	266	117
0.870% due 11/25/2034	4,382	2,230
0.932% due 11/25/2045	3,250	773
0.932% due 12/25/2045	3,250	513
0.990% due 11/25/2034	2,795	929
1.022% due 07/25/2044	660	284
1.062% due 12/25/2027	7,809	5,521

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.162% due 12/25/2027	$441	$313
1.222% due 12/25/2045	1,100	251
2.333% due 02/25/2047	22,294	6,864
2.333% due 03/25/2047	26,760	8,551
2.373% due 01/25/2047	9,010	2,800
2.383% due 06/25/2047	4,223	717
2.393% due 04/25/2047	19,654	7,796
2.443% due 07/25/2047	5,461	2,024
2.453% due 12/25/2046	8,359	2,668
2.473% due 11/25/2046	1,041	326
2.613% due 06/25/2046	6,915	2,638
2.833% due 11/25/2042	210	128
3.033% due 06/25/2042	1,124	848
3.033% due 08/25/2042	2,357	1,593
3.133% due 07/25/2046	13,409	6,852
3.705% due 01/25/2047	3,475	1,357
3.742% due 03/25/2034	55	39
3.955% due 08/25/2046	743	262
4.485% due 09/25/2033	14,180	11,712
4.499% due 06/25/2033	2,109	1,662
4.585% due 04/25/2035	3,170	2,994
4.918% due 08/25/2035	3,854	2,943
5.307% due 01/25/2037	6,285	3,045
5.414% due 02/25/2037	25,892	14,140
5.485% due 04/25/2037	4,445	2,262
5.580% due 12/25/2036	4,012	2,134
5.588% due 12/25/2036	13,378	6,693
5.653% due 05/25/2037	9,644	5,161
5.695% due 02/25/2037	11,954	6,276
5.845% due 02/25/2037	13,588	7,992
5.930% due 09/25/2036	6,745	3,826

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.772% due 07/25/2046	2,473	701
2.393% due 04/25/2047	5,521	1,508
2.403% due 04/25/2047	5,213	1,097
2.473% due 05/25/2047	5,179	1,422
2.603% due 05/25/2046	4,459	1,664
6.268% due 07/25/2036	4,600	2,002

Washington Mutual MSC Mortgage Pass-Through Certificates
5.022% due 11/25/2030	619	486
6.500% due 09/25/2032	3,062	2,921

Wells Fargo Mortgage-Backed Securities Trust
1.022% due 07/25/2037	2,449	1,123
4.161% due 12/25/2034	7,225	5,527
4.319% due 05/25/2035	1,500	1,094
4.592% due 12/25/2033	8,169	6,516
4.752% due 05/25/2035	373	271
4.947% due 01/25/2035	13,777	9,433
4.985% due 12/25/2034	3,316	2,321
5.510% due 08/25/2036	671	464
5.593% due 07/25/2036	8,957	4,728

Total Mortgage-Backed Securities (Cost $2,588,503)		1,775,684

ASSET-BACKED SECURITIES 11.0%

Aames Mortgage Investment Trust
0.922% due 10/25/2035	1,701	1,335

ABFS Mortgage Loan Trust
0.000% due 07/15/2033	2,000	1,286

Access Group, Inc.
2.459% due 10/27/2025	15,699	14,441

Accredited Mortgage Loan Trust
0.562% due 09/25/2036	126	124

ACE Securities Corp.
0.602% due 10/25/2036	782	737
0.652% due 05/25/2036	4,259	3,684
1.222% due 08/25/2030	71	61

86	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

AFC Home Equity Loan Trust
0.932% due 06/25/2029	$671	$291
1.072% due 12/26/2029	30	15

Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,777	1,937

American Express Credit Account Master Trust
0.646% due 03/15/2012	9,330	9,223

American Express Issuance Trust
0.756% due 09/15/2011	12,000	11,385

Amortizing Residential Collateral Trust
0.792% due 06/25/2032	64	43
0.812% due 07/25/2032	736	278
1.222% due 10/25/2031	398	230

Amresco Residential Securities Mortgage Loan Trust
1.017% due 06/25/2028	181	116
1.077% due 06/25/2027	785	656
1.152% due 09/25/2028	1,847	1,127
1.462% due 06/25/2029	204	109

Argent Securities, Inc.
0.572% due 10/25/2036	266	256
0.722% due 10/25/2035	3,538	2,847

Asset-Backed Funding Certificates
0.582% due 10/25/2036	228	221
0.582% due 11/25/2036	273	252
1.542% due 03/25/2032	1,201	895

Asset-Backed Securities Corp. Home Equity
0.572% due 12/25/2036	865	773
0.602% due 05/25/2037	44	31
1.076% due 06/15/2031	332	255

BA Credit Card Trust
1.256% due 12/15/2014	10,000	8,956
1.756% due 12/16/2013	211,000	198,577

Bayview Financial Acquisition Trust
0.872% due 05/28/2037	5,321	2,352

Bear Stearns Asset-Backed Securities Trust
0.552% due 06/25/2036	1,237	1,148
0.592% due 10/25/2036	1,539	1,428
0.922% due 09/25/2046	4,636	2,844
1.172% due 02/25/2034	439	170
1.202% due 09/25/2035	7,483	6,033
1.272% due 11/25/2042	1,737	1,222
1.522% due 10/25/2037	6,273	4,053
1.722% due 10/25/2032	707	393
5.100% due 06/25/2043	92	66

Capital Auto Receivables Asset Trust
2.006% due 10/15/2012	800	735

Carrington Mortgage Loan Trust
0.572% due 10/25/2036	187	175
0.572% due 01/25/2037	1,896	1,745
0.622% due 06/25/2037	5,952	4,443

CDC Mortgage Capital Trust
1.572% due 01/25/2033	2,109	1,074

Centex Home Equity
0.822% due 01/25/2032	122	100
1.372% due 01/25/2032	1,150	309

Charming Shoppes Master Trust
0.886% due 05/15/2014	6,000	5,562

Chase Funding Mortgage Loan Asset-Backed Certificates
0.822% due 07/25/2033	96	76
1.162% due 08/25/2032	553	484
1.182% due 11/25/2032	780	448

Chase Issuance Trust
0.596% due 04/15/2013	17,049	16,189
1.306% due 08/17/2015	21,300	18,878

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CIT Group Home Equity Loan Trust
0.792% due 06/25/2033	$813	$530
0.812% due 03/25/2033	350	314
1.172% due 12/25/2031	1,295	564

Citibank Omni Master Trust
1.623% due 12/23/2013	143,800	130,349

Citigroup Mortgage Loan Trust, Inc.
0.582% due 05/25/2037	62	50
0.582% due 07/25/2045	63	45
5.764% due 01/25/2037	4,900	3,578

Community Program Loan Trust
4.500% due 10/01/2018	638	642

Conseco Finance
1.256% due 08/15/2033	2,896	599
2.056% due 05/15/2032	1,076	813

Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	11,724	5,899
8.200% due 02/01/2032	40,000	21,572
8.400% due 02/01/2032 (a)	391	3

Conseco Financial Corp.
6.240% due 12/01/2028	3,586	2,745
7.060% due 02/01/2031	7,000	3,120
7.400% due 06/15/2027	2,598	2,611
7.550% due 01/15/2029	374	283
8.000% due 07/15/2018	899	932
8.050% due 10/15/2027	335	285
9.100% due 04/15/2025	3,278	3,196

Countrywide Asset-Backed Certificates
0.572% due 03/25/2037	497	469
0.572% due 05/25/2037	717	641
0.572% due 08/25/2037	2,161	1,884
0.572% due 12/25/2046	334	328
0.572% due 04/25/2047	1,783	1,669
0.572% due 06/25/2047	597	531
0.582% due 03/25/2037	1,104	1,062
0.592% due 12/25/2036	10	10
0.602% due 06/25/2037	584	522
0.632% due 10/25/2046	1,766	1,589
0.972% due 06/25/2033	854	429
0.992% due 11/25/2033	920	656
1.022% due 09/25/2032	2,750	1,722
1.422% due 10/25/2047	4,097	2,634

Credit-Based Asset Servicing & Securitization LLC
1.622% due 04/25/2032	512	274

CS First Boston Mortgage Securities Corp.
0.772% due 01/25/2043	38	36
0.882% due 05/25/2044	1,233	918

Delta Funding Home Equity Loan Trust
1.376% due 09/15/2029	17	11

Denver Arena Trust
6.940% due 11/15/2019	7,745	6,611

EMC Mortgage Loan Trust
0.892% due 05/25/2040	1,011	778

Equifirst Mortgage Loan Trust
0.762% due 01/25/2034	511	379

First Franklin Mortgage Loan Asset-Backed Certificates
0.572% due 11/25/2036	8,098	7,218
0.902% due 10/25/2034	215	205

First Plus Home Loan Trust
7.670% due 05/10/2024	551	550

Ford Credit Auto Owner Trust
0.886% due 06/15/2010	5,130	5,107
1.456% due 01/15/2011	14,091	13,961
1.756% due 12/15/2010	19,190	19,071
1.976% due 06/15/2012	129,000	120,614
4.360% due 06/15/2010	435	436

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Franklin Auto Trust
1.545% due 10/20/2011	$3,786	$3,702
2.125% due 06/20/2012	5,200	4,905

GE-WMC Mortgage Securities LLC
0.562% due 08/25/2036	683	537

GMAC Mortgage Corp. Loan Trust
0.762% due 01/25/2029	1,261	739

GSAMP Trust
0.592% due 09/25/2036	1,806	1,693
0.672% due 10/25/2036	10,000	543
0.812% due 03/25/2034	70	69
0.922% due 02/25/2033	715	491

GSRPM Mortgage Loan Trust
0.902% due 09/25/2042	531	524

HFC Home Equity Loan Asset-Backed Certificates
0.615% due 03/20/2036	505	485
0.895% due 09/20/2033	2,066	1,532

Home Equity Asset Trust
0.682% due 05/25/2036	614	606

HSI Asset Securitization Corp. Trust
0.582% due 05/25/2037	48	35

IMC Home Equity Loan Trust
6.880% due 11/20/2028	101	94
7.520% due 08/20/2028	93	78

Indymac Residential Asset-Backed Trust
0.602% due 07/25/2037	38	33
0.652% due 04/25/2047	38	34

Irwin Home Equity Corp.
1.872% due 02/25/2029	1,384	791

JPMorgan Mortgage Acquisition Corp.
0.572% due 07/25/2036	498	460
0.582% due 03/25/2047	55	42
0.592% due 01/25/2037	16,463	14,766
0.602% due 08/25/2036	957	860
0.622% due 07/25/2036	9	9

Lehman ABS Mortgage Loan Trust
0.612% due 06/25/2037	60	43

Lehman XS Trust
0.602% due 06/25/2046	552	541
0.602% due 08/25/2046	658	653
0.642% due 11/25/2036	421	405
0.692% due 04/25/2046	4,104	3,287
0.752% due 06/25/2046	3,971	705
0.752% due 08/25/2046	3,649	761
0.762% due 09/25/2046	4,493	717
0.762% due 11/25/2046	4,352	809
0.772% due 08/25/2046	3,557	361
0.842% due 11/25/2046	2,050	371

Long Beach Mortgage Loan Trust
0.582% due 12/25/2036	9,588	7,855
1.947% due 03/25/2032	2,317	1,794

MASTR Asset-Backed Securities Trust
0.582% due 11/25/2036	1,413	1,304
0.602% due 05/25/2037	10,770	9,353
0.622% due 03/25/2036	3,786	3,568
0.652% due 01/25/2036	2,726	2,547

Merrill Lynch First Franklin Mortgage Loan Trust
0.582% due 07/25/2037	49	43

Merrill Lynch Mortgage Investors, Inc.
0.582% due 10/25/2037	2,181	1,287
0.592% due 07/25/2037	1,131	1,025
0.602% due 09/25/2037	1,332	1,214
0.882% due 06/25/2035	1,181	613

Mesa Trust Asset-Backed Certificates
0.922% due 12/25/2031	1,175	845

See Accompanying Notes	Annual Report	March 31, 2009	87

Schedule of Investments  Mortgage Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Mid-State Trust
6.340% due 10/15/2036	$1,690	$1,041
7.340% due 07/01/2035	945	787
7.400% due 07/01/2035	41	33
7.790% due 07/01/2035	54	42
7.791% due 03/15/2038	2,016	1,626
8.330% due 04/01/2030	9,695	8,368

Morgan Stanley ABS Capital I
0.562% due 09/25/2036	75	72
0.582% due 05/25/2037	52	42
0.622% due 10/25/2036	5,000	3,938
0.702% due 01/25/2036	10,879	9,083
1.022% due 03/25/2033	2,511	1,429
1.322% due 07/25/2037	5,450	4,564

Morgan Stanley Mortgage Loan Trust
0.882% due 04/25/2037	700	267
5.726% due 10/25/2036	5,324	3,740
5.750% due 11/25/2036	6,348	2,690
5.750% due 04/25/2037	5,433	3,686
6.000% due 07/25/2047	5,842	3,796

Nationstar Home Equity Loan Trust
0.582% due 06/25/2037	486	403

Oakwood Mortgage Investors, Inc.
0.836% due 03/15/2018	1,155	790

Option One Mortgage Loan Trust
1.122% due 01/25/2032	250	183

Origen Manufactured Housing
7.650% due 03/15/2032	13,200	11,832

Popular ABS Mortgage Pass-Through Trust
0.612% due 01/25/2037	507	441

Renaissance Home Equity Loan Trust
0.882% due 11/25/2034	490	288
0.962% due 08/25/2033	2,259	1,327
1.022% due 12/25/2033	5,402	2,958
1.722% due 08/25/2032	2,517	1,346

Residential Asset Mortgage Products, Inc.
0.602% due 10/25/2036	1,307	1,211
0.612% due 10/25/2036	1,352	1,253
0.642% due 10/25/2036	2,488	2,305
0.642% due 05/25/2037	13,096	11,060

Residential Asset Securities Corp.
0.592% due 11/25/2036	1,318	1,267
0.602% due 10/25/2036	689	673
1.022% due 07/25/2032	1,543	702
1.102% due 06/25/2033	202	115
1.122% due 06/25/2032	133	60

Residential Funding Mortgage Securities II, Inc.
0.622% due 02/25/2036	546	533
8.350% due 12/25/2024	637	603
8.350% due 03/25/2025	137	132

Residential Mortgage Loan Trust
2.000% due 09/25/2029	196	175

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SACO I, Inc.
0.782% due 06/25/2036	$1,544	$736

Salomon Brothers Mortgage Securities VII, Inc.
1.422% due 01/25/2032	382	208
1.497% due 10/25/2028	530	431
6.930% due 08/25/2028	623	541

Saxon Asset Securities Trust
0.582% due 10/25/2046	1,548	1,487
0.862% due 12/26/2034	1,041	512
1.022% due 03/25/2032	1,428	734
1.042% due 08/25/2032	10	9

SBI HELOC Trust
0.692% due 08/25/2036	781	690

Sears Credit Account Master Trust
0.776% due 04/16/2013	21,000	20,800

Securitized Asset-Backed Receivables LLC Trust
0.582% due 12/25/2036	6,358	5,264
0.652% due 05/25/2037	1,539	1,015

SLM Student Loan Trust
1.149% due 10/27/2014	3,825	3,808
1.159% due 01/25/2018	71	71
1.169% due 10/26/2015	180	180
1.189% due 10/25/2019	1,750	1,719
1.239% due 04/27/2020	5,211	4,948
1.249% due 07/25/2019	5,000	4,667
1.269% due 04/25/2017	361	352
1.329% due 07/25/2023	3,000	2,687
1.559% due 10/27/2014	22,380	22,218
1.609% due 01/25/2017	1,100	1,047
1.909% due 01/25/2019	2,500	2,309
2.259% due 10/25/2016	1,960	1,943
2.659% due 04/25/2023	171,077	168,135

Soundview Home Equity Loan Trust
0.582% due 11/25/2036	249	203
0.622% due 10/25/2036	23	23

Specialty Underwriting & Residential Finance
0.572% due 09/25/2037	6,920	6,562
1.202% due 01/25/2034	289	188

Structured Asset Securities Corp.
0.572% due 10/25/2036	4,132	3,619
0.812% due 01/25/2033	17	9
0.922% due 05/25/2034	1,235	954
1.572% due 01/25/2033	958	458

Trapeza CDO I LLC
3.245% due 11/16/2034	1,000	151

Truman Capital Mortgage Loan Trust
0.862% due 01/25/2034	63	62

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	2,500	1,543

UPS Capital Business Credit
1.106% due 03/15/2027	2,525	885
1.136% due 04/15/2026	173	35

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Vanderbilt Mortgage Finance
7.905% due 02/07/2026	$67	$68

Wells Fargo Home Equity Trust
0.762% due 10/25/2035	6,644	6,064
0.772% due 12/25/2035	4,891	4,488

WMC Mortgage Loan Pass-Through Certificates
1.456% due 10/15/2029	31	28

Total Asset-Backed Securities (Cost $1,270,537)		1,128,354

	SHARES
CONVERTIBLE PREFERRED STOCKS 0.0%

American International Group, Inc.
8.500% due 08/01/2011	261,000	1,409

Total Convertible Preferred Stocks (Cost $19,575)		1,409

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.9%

REPURCHASE AGREEMENTS 0.6%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	$7,000	7,000
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $7,140. Repurchase proceeds are $7,000.)

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009	51,000	51,000
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% - 4.250% due 04/30/2010 - 11/15/2014 valued at $51,614. Repurchase proceeds are $51,000.)

		58,000

U.S. CASH MANAGEMENT BILLS 0.0%
0.221% due 04/29/2009 (d)(f)	1,745	1,745

U.S. TREASURY BILLS 4.3%
0.134% due 04/02/2009 - 06/11/2009 (d)(f)	441,967	441,917

Total Short-Term Instruments (Cost $501,666)		501,662

Total Investments 274.2% (Cost $28,396,770)		$28,010,297

Other Assets and Liabilities (Net) (174.2%)		(17,795,120)

Net Assets 100.0%		$10,215,177

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	Coupon represents a weighted average rate.
(e)	The Mortgage Portfolio is investing in shares of affiliated Funds.
(f)	Securities with an aggregate market value of $420,083 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(g)	Cash of $33,000 has been pledged as collateral for delayed-delivery mortgage-backed securities on March 31, 2009.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $6,700,418 at a weighted average interest rate of 1.691%. On March 31, 2009, securities valued at $9,842,233 were pledged as collateral for reverse repurchase agreements.

88	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(i)	Cash of $4,181 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	1,570	$6,407
90-Day Eurodollar September Futures	Long	09/2009	696	4,858

				$11,265

(j)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Asset Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 2.024% due 03/25/2035	UBS	(1.250%	)	03/25/2035	$1,752	$1,673	$0	$1,673
Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 2.793% due 07/20/2018	JPM	(1.750%	)	07/20/2018	5,000	4,169	0	4,169
BFC Genesee CDO Ltd. 3-Month USD-LIBOR plus 3.003% due 01/10/2041	JPM	(1.450%	)	01/10/2041	2,460	2,409	0	2,409
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 2.743% due 10/20/2020	CITI	(2.150%	)	10/20/2020	5,000	4,288	0	4,288
CS First Boston Mortgage Securities Corp. 5.300% due 07/15/2037	UBS	(1.080%	)	07/15/2037	10,000	8,648	0	8,648
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 1.824% due 10/25/2035	JPM	(1.500%	)	10/25/2035	3,000	2,836	0	2,836
First Franklin Mortgage Loan Asset-Backed Certificates 1-Month USD-LIBOR plus 1.824% due 03/25/2036	BCLY	(0.870%	)	03/25/2036	149	144	0	144
First Franklin Mortgage Loan Asset-Backed Certificates 1-Month USD-LIBOR plus 2.424% due 06/25/2034	MLP	(1.900%	)	06/25/2034	1,507	739	0	739
Home Equity Asset Trust 1-Month USD-LIBOR plus 3.974% due 12/25/2034	GSC	(2.200%	)	12/25/2034	223	215	0	215
JPMorgan Mortgage Acquisition Corp. 1-Month USD-LIBOR plus 2.824% due 05/25/2035	MLP	(1.880%	)	05/25/2035	3,341	3,287	0	3,287
KLIO Funding Ltd. 3-Month USD-LIBOR plus 3.033% due 04/23/2039	JPM	(1.700%	)	04/23/2039	4,000	5,422	0	5,422
Lancer Funding Ltd. 3-Month USD-LIBOR plus 4.663% due 04/06/2046	JPM	(2.900%	)	04/06/2046	7,053	6,476	0	6,476
LB-UBS Commercial Mortgage Trust 5.406% due 09/15/2040	JPM	(1.170%	)	09/15/2040	4,000	3,623	0	3,623
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.874% due 02/25/2034	BCLY	(0.490%	)	02/25/2034	889	536	0	536
Merrill Lynch Mortgage Trust 5.244% due 11/12/2037	JPM	(1.150%	)	11/12/2037	4,000	3,447	0	3,447
Merrill Lynch Mortgage Trust 5.348% due 06/12/2043	UBS	(1.080%	)	06/12/2043	10,000	8,625	0	8,625
Morgan Stanley ABS Capital I 1-Month USD-LIBOR plus 2.174% due 12/27/2033	MSC	(0.540%	)	12/27/2033	887	770	0	770
Novastar Home Equity Loan 1-Month USD-LIBOR plus 3.974% due 09/25/2034	GSC	(2.200%	)	09/25/2034	3,413	2,941	0	2,941
Octagon Investment Partners X Ltd. 3-Month USD-LIBOR plus 2.543% due 10/18/2020	JPM	(1.850%	)	10/18/2020	1,000	804	0	804
Race Point CLO 3-Month USD-LIBOR plus 2.744% due 04/15/2020	WAC	(1.950%	)	04/15/2020	2,000	1,651	0	1,651
Soundview Home Equity Loan Trust 1-Month USD-LIBOR plus 1.574% due 07/25/2036	MLP	(1.050%	)	07/25/2036	2,454	2,443	0	2,443
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.774% due 02/25/2035	BCLY	(1.240%	)	02/25/2035	787	453	0	453
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.294% due 02/25/2035	BCLY	(0.610%	)	02/25/2035	1,896	1,886	0	1,886
Telos CLO Ltd. 3-Month USD-LIBOR plus 3.054% due 10/11/2021	GSC	(2.500%	)	10/11/2021	1,500	1,341	0	1,341

						$68,826	$0	$68,826

Credit Default Swaps on Asset Backed Securities - Sell Protection (2)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ACE Securities Corp. 1-Month USD-LIBOR plus 1.523% due 07/25/2034	GSC	0.700%	07/25/2034	$4,948	$ (1,989)	$(1,237)	$(752)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.084% due 01/25/2035	GSC	0.610%	01/25/2035	5,153	(4,557)	(3,504)	(1,053)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.114% due 09/25/2034	GSC	0.640%	09/25/2034	7,500	(3,200)	(2,550)	(650)
Argent Securities, Inc. 1-Month USD-LIBOR plus 0.964% due 10/25/2035	GSC	0.490%	10/25/2035	7,500	(6,692)	(2,850)	(3,842)
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 1.104% due 09/25/2034	GSC	0.630%	09/25/2034	7,500	(5,004)	(2,325)	(2,679)
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 1.274% due 08/25/2034	GSC	0.800%	08/25/2034	6,500	(4,533)	(2,145)	(2,388)
Carrington Mortgage Loan Trust 1-Month USD-LIBOR plus 0.954% due 10/25/2035	GSC	0.480%	10/25/2035	6,500	(3,464)	(1,950)	(1,514)

See Accompanying Notes	Annual Report	March 31, 2009	89

Schedule of Investments  Mortgage Portfolio  (Cont.)

Credit Default Swaps on Asset Backed Securities - Sell Protection (2) (Cont.)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 1.124% due 06/25/2035	GSC	0.650%	06/25/2035	$8,000	$ (4,904)	$(2,400)	$(2,504)
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.934% due 07/25/2035	GSC	0.460%	07/25/2035	7,000	(4,873)	(2,450)	(2,423)
GSAMP Trust 1-Month USD-LIBOR plus 0.964% due 09/25/2035	GSC	0.490%	09/25/2035	9,000	(5,209)	(3,150)	(2,059)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.174% due 10/25/2034	GSC	0.700%	10/25/2034	7,500	(2,922)	(2,400)	(522)
MASTR Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.974% due 12/25/2034	GSC	0.500%	12/25/2034	7,500	(4,207)	(2,100)	(2,107)
New Century Home Equity Loan Trust 1-Month USD-LIBOR plus 0.924% due 06/25/2035	GSC	0.450%	06/25/2035	7,500	(3,566)	(2,550)	(1,016)
Option One Mortgage Loan Trust 1-Month USD-LIBOR plus 0.994% due 02/25/2035	GSC	0.520%	02/25/2035	5,000	(2,658)	(2,250)	(408)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.124% due 10/25/2034	GSC	0.650%	10/25/2034	7,500	(4,822)	(2,250)	(2,572)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.174% due 10/25/2034	GSC	0.700%	10/25/2034	7,500	(6,278)	(2,625)	(3,653)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.214% due 12/25/2034	GSC	0.740%	12/25/2034	5,000	(3,476)	(1,600)	(1,876)
Residential Asset Mortgage Products, Inc. 1-Month USD-LIBOR plus 1.094% due 11/25/2034	GSC	0.620%	11/25/2034	7,000	(3,376)	(1,960)	(1,416)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.974% due 09/25/2036	GSC	0.500%	09/25/2036	7,500	(6,946)	(3,375)	(3,571)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.274% due 10/25/2035	GSC	0.800%	10/25/2035	5,610	(2,905)	(2,524)	(381)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.914% due 04/25/2035	GSC	0.440%	04/25/2035	5,000	(3,276)	(2,750)	(526)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.954% due 09/25/2035	GSC	0.480%	09/25/2035	13,000	(10,645)	(7,150)	(3,495)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.984% due 08/25/2035	GSC	0.510%	08/25/2035	9,000	(8,222)	(6,750)	(1,472)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.124% due 09/25/2034	GSC	0.650%	09/25/2034	7,500	(2,333)	(3,000)	667
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.324% due 12/25/2034	GSC	0.850%	12/25/2034	6,066	(2,361)	(2,123)	(238)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.774% due 11/25/2034	GSC	1.300%	11/25/2034	2,658	(2,560)	(2,499)	(61)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.899% due 04/25/2034	GSC	1.425%	04/25/2034	2,792	(1,154)	(1,117)	(37)
Wells Fargo Home Equity Trust 1-Month USD-LIBOR plus 1.104% due 04/25/2034	GSC	0.630%	04/25/2034	2,228	(1,204)	(780)	(424)

					$ (117,336)	$(74,364)	$(42,972)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CMBX.NA AAA 2 Index	BOA	(0.070%	)	03/15/2049	$17,000	$4,802	$4,061	$741
CMBX.NA AAA 2 Index	DUB	(0.070%	)	03/15/2049	11,250	3,274	3,274	0
CMBX.NA AAA 2 Index	JPM	(0.070%	)	03/15/2049	1,000	282	236	46
CMBX.NA AAA 2 Index	MSC	(0.070%	)	03/15/2049	65,900	18,614	15,271	3,343
CMBX.NA AAA 4 Index	BCLY	(0.350%	)	02/17/2051	21,100	7,243	1,729	5,514
CMBX.NA AAA 4 Index	BOA	(0.350%	)	02/17/2051	46,000	15,792	3,650	12,142
CMBX.NA AAA 4 Index	CSFB	(0.350%	)	02/17/2051	32,000	10,986	10,000	986
CMBX.NA AAA 4 Index	DUB	(0.350%	)	02/17/2051	11,250	3,948	3,948	0
CMBX.NA AAA 4 Index	GSC	(0.350%	)	02/17/2051	25,000	8,583	7,800	783
CMBX.NA AAA 4 Index	JPM	(0.350%	)	02/17/2051	14,500	4,979	1,317	3,662
CMBX.NA AAA 4 Index	MSC	(0.350%	)	02/17/2051	21,400	7,347	6,569	778
CMBX.NA AAA 5 Index	GSC	(0.350%	)	02/15/2051	70,000	24,461	6,437	18,024

						$110,311	$64,292	$46,019

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE A 06-1 Index	BCLY	0.540%	07/25/2045	$10,000	$(9,195)	$(275)	$(8,920)
ABX.HE A 06-2 Index	CSFB	0.440%	05/25/2046	22,528	(21,674)	(12,503)	(9,171)
ABX.HE A 06-2 Index	UBS	0.440%	05/25/2046	1,802	(1,724)	(928)	(796)
ABX.HE AA 07-1 Index	CITI	0.150%	08/25/2037	5,000	(4,849)	(2,606)	(2,243)
ABX.HE AAA 07-1 Index	CITI	0.090%	08/25/2037	100,000	(75,366)	(75,875)	509
ABX.HE BBB 06-2 Index	CITI	1.330%	05/25/2046	28,738	(28,021)	(7,894)	(20,127)

90	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE BBB 06-2 Index	JPM	1.330%	05/25/2046	$927	$(887)	$(18)	$(869)
ABX.HE BBB 06-2 Index	MLP	1.330%	05/25/2046	2,550	(2,446)	(704)	(1,742)
ABX.HE BBB 06-2 Index	MSC	1.330%	05/25/2046	4,635	(4,442)	(1,252)	(3,190)
ABX.HE BBB 06-2 Index	UBS	1.330%	05/25/2046	44,266	(43,162)	(10,468)	(32,694)
ABX.HE BBB 07-1 Index	MLP	2.240%	08/25/2037	4,482	(4,222)	(997)	(3,225)
CMBX.NA AAA 3 Index	DUB	0.080%	12/13/2049	22,500	(7,668)	(7,668)	0
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	23,300	(7,847)	(2,233)	(5,614)
CMBX.NA BBB-1 Index	DUB	1.340%	10/12/2052	8,000	(6,956)	80	(7,036)

					$(218,459)	$(123,341)	$(95,118)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY	$87,100	$2,862	$(857)	$3,719
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	JPM	72,500	(5,828)	(5,767)	(61)
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	MLP	25,800	(2,074)	(387)	(1,687)
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	MSC	40,700	(3,272)	915	(4,187)
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	RBS	102,700	(8,257)	(2,873)	(5,384)
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	BOA	249,200	(21,825)	(18,655)	(3,170)
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS	400	(35)	(30)	(5)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB	69,326	(6,454)	(6,196)	(258)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS	85,000	(7,914)	(7,225)	(689)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA	134,800	(46,571)	5,120	(51,691)
Receive	30-Day USD-CMM Rate	4.000%	04/27/2009	MLP	64,000	(952)	(2,423)	1,471
Receive	30-Day USD-CMM Rate	4.000%	04/27/2009	RBS	105,000	(1,561)	(4,250)	2,689
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP	313,000	(51,855)	3,503	(55,358)
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS	130,000	(21,538)	1,556	(23,094)

						$(175,274)	$(37,569)	$(137,705)

(k)	Transactions in written call and put options for the period ended March 31, 2009:

	Notional Amount	Premium
Balance at 03/31/2008	$40,700	$889
Sales	0	0
Closing Buys	(40,700)	(889)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2009	$0	$0

(l)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	4.000%	04/01/2024	$347,000	$352,539	$352,856
Fannie Mae	4.500%	04/01/2024	107,000	110,160	110,177
Fannie Mae	5.000%	04/01/2024	650,600	670,542	674,692
Fannie Mae	5.000%	04/01/2039	738,000	751,167	761,409
Fannie Mae	5.500%	04/01/2024	14,000	14,588	14,593
Fannie Mae	5.500%	04/01/2039	1,318,000	1,359,740	1,368,043
Fannie Mae	6.000%	03/01/2039	880,000	903,332	912,863
Fannie Mae	6.000%	04/01/2039	1,281,800	1,329,840	1,338,880
Freddie Mac	5.000%	12/01/2024	1,000	1,030	1,037
Freddie Mac	5.500%	04/01/2039	1,325,500	1,354,251	1,375,413

See Accompanying Notes	Annual Report	March 31, 2009	91

Schedule of Investments Mortgage Portfolio (Cont.)	March 31, 2009

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Ginnie Mae	4.500%	04/01/2039	$187,000	$189,571	$191,266
Ginnie Mae	5.000%	04/01/2039	59,000	60,626	61,166
Ginnie Mae	6.000%	04/01/2039	1,037,600	1,073,689	1,083,805
Ginnie Mae	6.500%	04/01/2039	106,300	110,713	111,465

				$8,281,788	$8,357,665

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$131,719	$27,858,171	$20,407	$28,010,297
Short Sales, at value	0	(8,357,665)	0	(8,357,665)
Other Financial Instruments ++	11,265	(211,852)	50,902	(149,685)

Total	$142,984	$19,288,654	$71,309	$19,502,947

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$84,606	$5,094	$963	$(11,146)	$8,541	$(67,651)	$20,407
Other Financial Instruments ++	73,699	0	0	0	(22,797)	0	50,902

Total	$158,305	$5,094	$963	$(11,146)	$(14,256)	$(67,651)	$71,309

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

92	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Municipal Sector Portfolio	March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 0.3%

American International Group, Inc.
8.175% due 05/15/2058	$200	$17

Bank of America Corp.
8.000% due 12/29/2049	2,600	1,042

Citigroup, Inc.
8.400% due 04/29/2049	1,100	623

JPMorgan Chase & Co.
7.900% due 04/29/2049	1,100	708

Wells Fargo & Co.
7.980% due 02/28/2049	1,100	518

Total Corporate Bonds & Notes (Cost $5,965)		2,908

MUNICIPAL BONDS & NOTES 103.8%

ALASKA 0.2%

Alaska State Boro of Matanuska-Susitna Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,082

ARIZONA 2.3%

Apache County, Arizona Industrial Development Authority Revenue Bonds, Series 1998
5.875% due 03/01/2033	1,000	819

Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2008
5.000% due 01/01/2038	8,040	7,931

Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2009
5.000% due 01/01/2039 (d)	10,000	9,538

Chandler, Arizona General Obligation Bonds, Series 2009
4.000% due 07/01/2020	4,000	4,106

		22,394

ARKANSAS 0.1%

North Little Rock, Arkansas Health Facilities Board Revenue Bonds, Series 1996
5.750% due 12/01/2021	1,000	1,004

CALIFORNIA 20.0%

Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1997
0.000% due 09/01/2035	5,000	615

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,500	2,497

California State Bay Area Toll Authority Revenue Bonds, Series 2008
5.000% due 04/01/2034	5,000	4,708

California State Desert Community College District General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 08/01/2037	2,000	1,884

California State Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2024 (a)	5,000	5,321
5.000% due 01/01/2039	10,000	9,757
5.000% due 10/01/2039 (d)	10,000	9,756

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	$250	$210

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	5,000	4,305

California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038 (a)	10,000	9,986

California State Health Facilities Financing Authority Revenue Bonds, (MBIA-IBC Insured), Series 2007
5.000% due 11/15/2042	13,000	11,156

California State Hollister Joint Powers Financing Authority Revenue Bonds, (FSA Insured), Series 2006
4.500% due 06/01/2037	1,870	1,486

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	700	651

California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 08/01/2014	2,610	2,823
5.500% due 02/01/2015	2,740	2,941

Chabot-Las Positas, California General Obligation Bonds, (AMBAC Insured), Series 2006
5.000% due 08/01/2030	250	245

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	3,000	3,527

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	4,600	2,369
5.750% due 06/01/2047	3,190	1,822

Huntington Beach, California Union High School District General Obligation Bonds, (FSA-CR/MBIA Insured), Series 2005
0.000% due 08/01/2030	5,000	1,356

Imperial, California Community College District General Obligation Bonds, (XLCA Insured), Series 2006
0.000% due 08/01/2030	1,000	246

Los Angeles, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	2,600	2,492

Los Angeles, California Community College District General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,173
5.000% due 08/01/2032	3,400	3,212

Los Angeles, California Community College District General Obligation Bonds, Series 2008
5.000% due 08/01/2033 (d)	17,000	15,844

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
5.000% due 07/01/2026	2,350	2,379

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2021	5,000	5,154

Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2007
4.500% due 07/01/2025	4,400	4,036
4.500% due 01/01/2028	5,300	4,665

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	$4,000	$3,979

Lucia Mar, California Unified School District General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2022	1,215	1,238

Norco, California Redevelopment Agency Tax Allocation Bonds, (Radian Insured), Series 2004
5.000% due 03/01/2032	1,000	666

Palomar, California Pomerado Health General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2019	6,435	3,656

Poway, California Unified School District General Obligation Bonds, Series 2009
0.000% due 08/01/2021	2,500	1,368
0.000% due 08/01/2027	2,500	883

Salinas, California Union High School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2003
0.000% due 10/01/2027	1,000	324

San Bernardino, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	3,000	2,933

San Bernardino, California Community College District General Obligation Bonds, Series 2008
5.500% due 08/01/2019	300	340

San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2005
4.750% due 07/01/2027	4,000	3,886

San Francisco, California City & County Public Utilities Commission Revenue Bonds, (FSA Insured), Series 2006
4.750% due 11/01/2036	6,000	5,270

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	261

Santa Margarita-Dana, California Point Authority Revenue Bonds, Series 2009
5.125% due 08/01/2038	5,000	4,899

Santa Monica-Malibu, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 1999
0.000% due 08/01/2022	5,000	2,609

Southern California State Metropolitan Water District Revenue Bonds, (MBIA-FGIC Insured), Series 2003
5.000% due 10/01/2036	500	493

Southern California State Metropolitan Water District Revenue Bonds, Series 2009
5.000% due 01/01/2034	6,985	6,858
5.000% due 01/01/2039 (d)	15,350	14,978

Southern California State Public Power Authority Revenue Bonds, (FGIC Insured), Series 1988
0.000% due 07/01/2014	6,555	5,757

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	9,500	4,902

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	100	52

Torrance, California Unified School District General Obligation Bonds, Series 2009
5.375% due 08/01/2021	1,500	1,633

See Accompanying Notes	Annual Report	March 31, 2009	93

Schedule of Investments  Municipal Sector Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

University of California Regents Medical Center Revenue Bonds, (MBIA Insured), Series 2007
4.750% due 05/15/2031	$1,000	$891

University of California Revenue Bonds, Series 2008
5.000% due 05/15/2038	4,000	3,733

University of California Revenue Bonds, Series 2009
5.250% due 05/15/2039	4,000	3,876

		192,101

COLORADO 3.6%

Arapahoe County, Colorado School District No. 5 Cherry Creek General Obligation Bonds, Series 2009
5.000% due 12/15/2028	10,210	10,502

Boulder, Larimer & Weld Counties, Colorado Vrain Valley School District General Obligation Bonds, Series 2009
5.000% due 12/15/2033	3,000	2,946

Colorado State Certificates of Participation Bonds, (MBIA Insured), Series 2005
5.000% due 11/01/2030	7,750	7,629

Colorado State Regional Transportation District Revenue Bonds, (AMBAC Insured), Series 2006
4.500% due 11/01/2032	9,085	8,176

Colorado State School of Mines Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 12/01/2037	340	319

Colorado State Water Resources & Power Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.250% due 12/01/2038	500	500

El Paso County, Colorado Single-Family Mortgage Revenue Bonds, Series 1984
0.000% due 09/01/2015	2,000	1,670

Gunnison, Colorado Watershed School District No. Re1J General Obligation Bonds, Series 2009
5.250% due 12/01/2033	1,500	1,527

University of Colorado Revenue Bonds, Series 2009
5.375% due 06/01/2038	1,500	1,536

		34,805

DELAWARE 0.3%

New Castle County, Delaware General Obligation Bonds, Series 2009
5.000% due 07/15/2033	3,000	3,038

DISTRICT OF COLUMBIA 1.8%

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
5.000% due 10/01/2029 (a)	2,500	2,447

District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	10,000	10,106

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039	2,000	2,020
5.500% due 10/01/2039 (d)	2,500	2,526

		17,099

FLORIDA 2.6%

Florida State Board of Education General Obligation Bonds, (MBIA Insured), Series 2007
4.750% due 06/01/2037	100	90

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Florida State Board of Education General Obligation Bonds, Series 2008
5.000% due 06/01/2035	$1,090	$1,076

Florida State Board of Education General Obligation Bonds, Series 2009
5.000% due 06/01/2034	5,000	4,943

Florida State JEA Water & Sewer System Revenue Bonds, Series 2009
5.500% due 10/01/2039	5,000	4,978

Florida State Keys Aqueduct Authority Revenue Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 09/01/2037	4,850	4,365

Palm Beach County, Florida Solid Waste Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2014	7,000	5,966

Sarasota County, Florida Public Hospital Board Revenue Bonds, (MBIA Insured), Series 1997
0.000% due 10/01/2021	4,000	3,421

		24,839

ILLINOIS 8.7%

Boone, McHenry & Dekalb Counties, Illinois Community Unit School Dist No. 100 General Obligation Bonds, (MBIA Insured), Series 2005
0.000% due 12/01/2019	5,195	3,130
0.000% due 12/01/2020	6,550	3,687

Chicago, Illinois Board of Education General Obligation Bonds, (MBIA-FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	649

Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2039	400	353

Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2001
0.000% due 01/01/2023 (c)	5,965	6,216

Chicago, Illinois General Obligation Bonds, Series 2009
5.000% due 01/01/2034	19,210	18,861

Chicago, Illinois O’Hare International Airport Revenue Bonds, (MBIA-FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,079

Chicago, Illinois Revenue Bonds, (FHA/GNMA Insured), Series 2007
4.625% due 09/20/2037	1,725	1,407

Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
4.750% due 12/01/2028	10,000	9,861

Illinois State Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	765	759

Illinois State Finance Authority Revenue Bonds, Series 1991
0.000% due 07/15/2023	10,000	5,341

Illinois State Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (d)	10,000	10,254

Illinois State General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 11/01/2028	1,000	1,002

Illinois State Municipal Electric Agency Revenue Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 02/01/2035	4,000	3,638

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	$8,905	$9,109

Peoria, Illinois Public Building Commission Revenue Bonds, (AGC Insured), Series 2009
0.000% due 12/01/2019	4,000	2,321
0.000% due 12/01/2020	3,000	1,617

		83,284

IOWA 0.1%

Coralville, Iowa Certificates of Participation Bonds, Series 2006
5.250% due 06/01/2026	1,000	939

KENTUCKY 0.3%

Paducah, Kentucky Revenue Bonds, (AGC Insured), Series 2009
5.250% due 10/01/2035	3,000	3,012

LOUISIANA 1.1%

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	17,160	10,768

MARYLAND 0.7%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2027	1,000	743

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	1,600	1,268

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,041

Maryland State Transportation Authority Revenue Bonds, Series 2008
5.000% due 07/01/2020	2,200	2,411

		6,463

MASSACHUSETTS 8.5%

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2004
5.250% due 08/01/2020	5,000	5,746

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
0.940% due 11/01/2019	2,000	1,615

Massachusetts State General Obligation Bonds, Series 2008
5.000% due 09/01/2032	17,770	17,745

Massachusetts State Housing Finance Agency Revenue Bonds, Series 2003
5.000% due 06/01/2034 (d)	5,000	4,642

Massachusetts State Revenue Bonds, (FSA Insured), Series 2005
0.000% due 06/01/2020	12,320	11,149
0.000% due 06/01/2022	10,775	9,716

Massachusetts State Water Pollution Abatement Revenue Bonds, Series 2006
0.000% due 08/01/2023	31,205	25,896

Massachusetts State Water Resources Authority Revenue Bonds, (MBIA Insured), Series 2005
5.000% due 08/01/2034	250	247

94	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Massachusetts State Water Resources Authority Revenue Bonds, Series 2009
5.000% due 08/01/2039	$5,000	$4,923

		81,679

MICHIGAN 1.3%

Detroit, Michigan Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2034	5,125	4,292

Michigan State Higher Education Student Loan Authority Revenue Bonds, (AMBAC Insured), Series 2005
4.875% due 03/01/2030	8,500	5,880

Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	1,827

		11,999

MISSISSIPPI 0.4%

Mississippi State Housing Finance Corp. Revenue Bonds, Series 1983
0.000% due 06/01/2015	4,180	3,465

MISSOURI 1.2%

Lees Summit, Missouri Industrial Development Authority Revenue Notes, Series 2007
5.000% due 08/15/2010	520	510

Missouri State Heath & Educational Facilities Authority Revenue Bonds, Series 2008
5.375% due 03/15/2039	5,180	5,371

Missouri State Housing Development Commission Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
4.750% due 09/01/2032	455	373

Springfield, Missouri Revenue Bonds, (MBIA-FGIC Insured), Series 2006
4.750% due 08/01/2034	4,750	4,607

St. Louis, Missouri Industrial Development Authority Revenue Bonds, Series 2007
4.875% due 03/01/2032	1,000	691

		11,552

NEBRASKA 1.1%

Nebraska State Municipal Energy Agency Revenue Bonds, (BHAC Insured), Series 2009
5.375% due 04/01/2039	10,000	10,260

NEVADA 3.3%

Clark County, Nevada General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 06/01/2030	5,000	4,382

Clark County, Nevada General Obligation Bonds, (MBIA-FGIC Insured), Series 2006
4.750% due 11/01/2035	25,000	20,886

Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2027	6,995	6,720

		31,988

NEW JERSEY 1.9%

New Jersey State Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	5,500	5,675

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.000% due 11/01/2028	$2,480	$1,597

New Jersey State Educational Facilities Authority Revenue Bonds, (Radian Insured), Series 2004
5.250% due 07/01/2034	1,750	1,294

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
5.750% due 06/01/2032	760	824

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	63
5.000% due 06/01/2041	6,700	3,481

Rutgers, New Jersey State University Revenue Bonds, Series 2009
5.000% due 05/01/2039	5,000	4,984

		17,918

NEW MEXICO 0.5%

New Mexico State Finance Authority Revenue Bonds, Series 2006
5.000% due 12/15/2026	5,000	5,148

NEW YORK 14.5%

Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	5,000	4,167

Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,000	857

Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	2,200	2,207

Long Island, New York Power Authority Revenue Notes, (MBIA Insured), Series 2006
0.856% due 09/01/2015	26,000	21,786

New York City, New York General Obligation Bonds, (FSA Insured), Series 2005
0.000% due 08/01/2016	2,200	2,003

New York City, New York General Obligation Bonds, (MBIA Insured), Series 1999
5.125% due 05/15/2029	20	20

New York City, New York General Obligation Bonds, (MBIA Insured), Series 2005
5.000% due 08/01/2018	1,150	1,198

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	2,000	1,636

New York City, New York Municipal Water Finance Authority Revenue Bonds, (FSA-CR Insured), Series 2005
8.880% due 06/15/2034	850	827

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035 (d)	4,000	3,695

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.250% due 06/15/2040	10,000	10,062

New York City, New York Municipal Water Financial Authority Revenue Bonds, Series 2004
5.000% due 06/15/2039	500	484

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.250% due 01/15/2030	$10,000	$9,716
5.375% due 01/15/2034	1,905	1,840

New York City, New York Trust for Cultural Resources Revenue Bonds, (MBIA-FGIC Insured), Series 2004
5.000% due 02/01/2034	1,000	986

New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 07/01/2035	6,985	6,944

New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	15,000	14,980
5.000% due 07/01/2038	4,500	4,359

New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	2,000	1,938

New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2025	9,550	9,764

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
15.605% due 06/15/2026	2,340	2,860

New York State Port Authority of New York & New Jersey Revenue Bonds, (MBIA Insured), Series 2004
5.125% due 05/01/2034	5,000	4,358

New York State Port Authority of New York & New Jersey Revenue Bonds, (MBIA-FGIC Insured), Series 2001
5.000% due 08/01/2036	9,810	8,565

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2038	2,500	2,458
5.750% due 11/01/2030	2,300	2,250

New York State Thruway Authority Revenue Bonds, (FSA Insured), Series 2005
4.750% due 01/01/2029	5,000	4,670

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2038	9,680	9,304

New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	5,000	5,015

		138,949

OHIO 1.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	200	116
5.875% due 06/01/2030	500	313
5.875% due 06/01/2047	9,800	5,384
6.000% due 06/01/2042	5,600	3,237

		9,050

OREGON 2.2%

Clackamas County, Oregon School District No. 12 General Obligation Bonds, (FSA Insured), Series 2007
0.000% due 06/15/2019 (c)	1,000	966
0.000% due 06/15/2020 (c)	4,140	3,972
0.000% due 06/15/2021 (c)	3,665	3,493

See Accompanying Notes	Annual Report	March 31, 2009	95

Schedule of Investments  Municipal Sector Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Oregon State Department of Administrative Services Revenue Bonds, Series 2009
5.000% due 04/01/2028 (a)	$8,750	$8,791

Oregon State Department of Transportation Revenue Bonds, Series 2009
5.000% due 11/15/2029	4,000	4,041

		21,263

PENNSYLVANIA 1.0%

Bucks County, Pennsylvania Centennial School District General Obligation Bonds, (FSA Insured), Series 2009
5.125% due 12/15/2032	3,250	3,173
5.250% due 12/15/2037	3,660	3,591

Pennsylvania State Turnpike Commission Revenue Bonds, (AGC Insured), Series 2009
5.000% due 06/01/2039	3,000	2,977

		9,741

PUERTO RICO 0.2%

Puerto Rico Public Buildings Authority Revenue Bonds, (Commonwealth-GTD Insured), Series 2004
5.000% due 07/01/2028	2,150	2,106

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	1,400	60

		2,166

RHODE ISLAND 0.2%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	2,925	1,906

SOUTH CAROLINA 2.0%

Florence County, South Carolina Revenue Bonds, (FSA Insured), Series 2004
5.000% due 11/01/2031	3,650	3,264

South Carolina State Public Service Authority Revenue Bonds, Series 2008
5.500% due 01/01/2038	8,530	8,716

South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	6,000	6,918

		18,898

TENNESSEE 1.7%

Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Bonds, Series 2009
5.000% due 10/01/2039 (a)	5,000	4,916

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	2,500	1,847
5.000% due 02/01/2023	5,210	3,720
5.000% due 02/01/2024	3,500	2,458
5.000% due 02/01/2025	3,000	2,076
5.000% due 02/01/2027	2,000	1,347

		16,364

TEXAS 17.1%

Austin, Texas Water & Wastewater Utilities Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 05/15/2035	10,000	9,842

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Austin, Texas Water & Wastewater Utilities Revenue Bonds, (XLCA Insured), Series 2007
5.000% due 11/15/2032	$4,500	$4,378

Carrollton-Farmers Branch, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
4.750% due 02/15/2032	5,000	4,844

Comal, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
5.000% due 02/01/2036	2,200	2,206

Dallas, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2006
4.750% due 08/15/2032	2,000	1,950

El Paso, Texas General Obligation Bonds, Series 2009
5.000% due 08/15/2025	1,530	1,550
5.500% due 08/15/2034	2,000	2,020

Frisco, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2034	20,000	4,736

Houston, Texas Higher Education Finance Corp. Revenue Bonds, Series 2007
4.750% due 05/15/2037	100	96

Houston, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
4.750% due 02/15/2026	835	835

Houston, Texas Revenue Bonds, (ACG Insured), Series 2009
5.125% due 11/15/2032 (a)	5,595	5,376
5.250% due 11/15/2033 (a)	5,000	4,858

Houston, Texas Utility System Revenue Bonds, (FSA Insured), Series 2007
5.000% due 11/15/2036	200	190

Lancaster, Texas Independent School District General Obligation Bonds, (FSA Insured), Series 2006
0.000% due 02/15/2024	2,250	1,050

McLennan County, Texas Junior College District General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 08/15/2032	810	774

North Texas State Tollway Authority Revenue Bonds, Series 2008
5.750% due 01/01/2033	1,250	1,129

Round Rock, Texas Independent School District General Obligation Bonds, Series 2009
5.250% due 08/01/2034 (d)	10,000	10,051

San Antonio, Texas Utilities Revenue Bonds, (MBIA Insured), Series 2005
5.000% due 02/01/2030	7,070	7,070

San Antonio, Texas Water Revenue Bonds, (MBIA Insured), Series 2005
4.750% due 05/15/2038 (d)	25,000	24,120

San Antonio, Texas Water System Revenue Bonds, Series 2009
5.250% due 05/15/2034 (d)	13,790	13,914

Spring, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2009
5.000% due 08/15/2034	9,500	9,549

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	4,500	4,258

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	8,000	8,224

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Texas State Capital Area Housing Finance Corp. Revenue Bonds, (FHA/VA Insured), Series 1984
0.000% due 01/01/2016	$6,060	$4,895

Texas State General Obligation Bonds, Series 2007
5.000% due 04/01/2037	2,200	2,187

Texas State Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,525	1,032

Texas State SA Energy Acquisition Public Facility Corp. Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	1,437

Texas State Tarrant Regional Water District Revenue Bonds, (MBIA-FGIC Insured), Series 2006
4.750% due 03/01/2029	5,000	4,650

Texas State Transportation Commission Revenue Bonds, Series 2006
4.750% due 04/01/2024	10,945	11,246

Tyler, Texas Independent School District General Obligation Bonds, Series 2009
5.000% due 02/15/2034	3,000	2,900

University of Texas Revenue Bonds, Series 2006
4.750% due 08/15/2028	6,020	6,024
5.000% due 08/15/2019	6,000	6,625

		164,016

VIRGINIA 0.1%

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.500% due 06/01/2026	700	774

WASHINGTON 2.9%

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	320	302

King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036 (a)	550	542

Washington State Central Puget Sound Regional Transportation Authority Revenue Bonds, Series 2007
5.000% due 11/01/2036	680	670

Washington State Certificates of Participation Bonds, Series 2009
5.400% due 01/01/2028	2,295	2,296
5.500% due 01/01/2029	2,280	2,285

Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2026	10,480	4,111

Washington State General Obligation Bonds, (MBIA Insured), Series 2003
0.000% due 12/01/2015	7,285	5,774

Washington State General Obligation Bonds, Series 2008
5.000% due 01/01/2027	8,945	9,129

Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	2,582

		27,691

WEST VIRGINIA 0.4%

Berkeley Brooke & Fayette Counties, West Virginia Revenue Bonds, Series 1983
0.000% due 12/01/2014	3,250	2,786

96	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	$1,870	$1,010

		3,796

WISCONSIN 0.5%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2027	100	107
6.375% due 06/01/2032	250	278

Wisconsin State Clean Water Revenue Bonds, Series 2009
5.750% due 05/01/2033 (a)	3,750	3,761

Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2006
5.000% due 05/01/2037	200	182

		4,328

Total Municipal Bonds & Notes (Cost $1,003,381)		994,779

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 7.9%

REPURCHASE AGREEMENTS 6.7%

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009	$59,000	$59,000
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% due 01/31/2014 valued at $60,068. Repurchase proceeds are $59,000.)

State Street Bank and Trust Co.
0.080% due 04/01/2009	4,936	4,936
(Dated 03/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 07/02/2009 valued at $5,037. Repurchase proceeds are $4,936.)

		63,936

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.1%
0.220% due 04/29/2009 (e)	$780	$780

U.S. TREASURY BILLS 1.1%
0.376% due 04/02/2009 - 06/11/2009 (b)(e)	10,920	10,918

Total Short-Term Instruments (Cost $75,634)		75,634

Total Investments 112.0% (Cost $1,084,980)		$1,073,321

Other Assets and Liabilities (Net) (12.0%)		(114,919)

Net Assets 100.0%		$958,402

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average rate.
(c)	Security becomes interest bearing at a future date.
(d)	Securities represent fixed-rate municipal bonds transferred to a trust in a financing transaction in which the Portfolio acquired Residual Interest Municipal Bonds. Refer to Note 2(n) in the Notes to Financial Statements for additional information.
(e)	Securities with an aggregate market value of $10,788 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(f)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
California State General Obligation Notes, Series 2003	GSC	1.580%	12/20/2018	3.100%	$5,600	$(397)	$0	$(397)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
MCDX 5-Year Index	GSC	0.350%	06/20/2013	$152,700	$(10,128)	$(2,557)	$(7,571)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$0	$1,073,321	$0	$1,073,321
Other Financial Instruments ++	0	(397)	(7,571)	(7,968)

Total	$0	$1,072,924	$(7,571)	$1,065,353

See Accompanying Notes	Annual Report	March 31, 2009	97

Schedule of Investments Municipal Sector Portfolio (Cont.)	March 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$0	$0	$0	$0	$0	$0	$0
Other Financial Instruments ++	0	0	0	0	(7,571)	0	(7,571)

Total	$0	$0	$0	$0	$(7,571)	$0	$(7,571)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

98	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Real Return Portfolio	March 31, 2009

	SHARES	VALUE (000S)
PIMCO FUNDS (d) 1.9%

Short-Term Floating NAV Portfolio	1,834,545	$18,354

Total PIMCO Funds (Cost $18,354)		18,354

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 14.8%

BANKING & FINANCE 10.4%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$2,100	2,034

American Express Bank FSB
5.500% due 04/16/2013	700	604
6.000% due 09/13/2017	2,300	1,940

American Express Centurion Bank
6.000% due 09/13/2017	2,200	1,856

American Express Co.
7.000% due 03/19/2018	1,200	1,061
8.150% due 03/19/2038	340	310

American International Group, Inc.
5.450% due 05/18/2017	1,300	515
8.175% due 05/15/2058	1,100	94

ANZ National International Ltd.
6.200% due 07/19/2013	1,500	1,448

Bank of America Corp.
5.650% due 05/01/2018	4,900	4,098
8.000% due 12/29/2049	800	321

Bank of America N.A.
1.822% due 05/12/2010	600	560

Barclays Bank PLC
5.450% due 09/12/2012	6,200	6,284
7.434% due 09/29/2049	600	250
7.700% due 04/29/2049	1,700	748

Bear Stearns Cos. LLC
1.448% due 08/15/2011	10,000	9,245
6.950% due 08/10/2012	2,800	2,854
7.250% due 02/01/2018	1,000	1,035

Citigroup Capital XXI
8.300% due 12/21/2057	1,100	531

Citigroup Funding, Inc.
2.291% due 05/07/2010	6,300	5,657

Citigroup, Inc.
1.336% due 05/18/2011	1,200	969
6.125% due 05/15/2018	2,300	1,990
8.400% due 04/29/2049	4,400	2,492

Countrywide Financial Corp.
5.800% due 06/07/2012	5,200	4,519

GATX Financial Corp.
5.800% due 03/01/2016	1,000	826

General Electric Capital Corp.
5.875% due 01/14/2038	1,000	717

Goldman Sachs Group, Inc.
6.150% due 04/01/2018	1,000	916
6.750% due 10/01/2037	5,200	3,529

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	6,828	853

Merna Reinsurance Ltd.
1.870% due 07/07/2010	4,000	3,678

Metropolitan Life Global Funding I
1.972% due 06/25/2010	3,500	3,205
5.125% due 04/10/2013	600	549

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Morgan Stanley
3.338% due 05/14/2010	$6,200	$6,041
6.625% due 04/01/2018	3,000	2,867

National Australia Bank Ltd.
5.350% due 06/12/2013	1,300	1,260

New York Life Global Funding
4.650% due 05/09/2013	1,500	1,463

Pacific Life Global Funding
5.150% due 04/15/2013	500	471

Prudential Financial, Inc.
2.040% due 06/10/2013	1,400	1,124

Swedbank AB
2.800% due 02/10/2012	9,000	9,039

UBS AG
5.750% due 04/25/2018	2,700	2,264
5.875% due 12/20/2017	1,000	862

Vita Capital Ltd.
2.325% due 01/01/2010	300	291

Vita Capital III Ltd.
2.545% due 01/01/2012	600	540

Wachovia Bank N.A.
1.331% due 12/02/2010	2,100	1,969

Wachovia Corp.
5.500% due 05/01/2013	3,900	3,600

Wells Fargo & Co.
4.375% due 01/31/2013	900	840

		98,319

INDUSTRIALS 4.1%

Avon Products, Inc.
6.500% due 03/01/2019	2,000	1,978

CIGNA Corp.
6.350% due 03/15/2018	2,000	1,766

International Business Machines Corp.
1.764% due 07/28/2011	9,700	9,565

Kraft Foods, Inc.
6.000% due 02/11/2013	800	844
6.125% due 02/01/2018	900	904

Oracle Corp.
5.750% due 04/15/2018	1,300	1,360

Philip Morris International, Inc.
5.650% due 05/16/2018	3,500	3,486

Roche Holdings, Inc.
3.249% due 02/25/2011	3,000	2,996

Rockies Express Pipeline LLC
5.100% due 08/20/2009	5,000	5,002

RR Donnelley & Sons Co.
11.250% due 02/01/2019	5,500	4,766

Valero Energy Corp.
9.375% due 03/15/2019	6,000	6,208

		38,875

UTILITIES 0.3%

EDF S.A.
6.500% due 01/26/2019	700	723
6.950% due 01/26/2039	700	697

Exelon Corp.
4.900% due 06/15/2015	1,000	850

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Public Service Electric & Gas Co.
5.300% due 05/01/2018	$600	$606

		2,876

Total Corporate Bonds & Notes (Cost $151,428)		140,070

MUNICIPAL BONDS & NOTES 0.9%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.375% due 06/01/2032	1,000	1,112

California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	1,900	1,637

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	210	179

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2006
4.750% due 06/15/2038	300	275

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	700	678

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	485	430

University of California Revenue Bonds, (FSA-CR/FGIC Insured), Series 2007
5.000% due 05/15/2037	2,700	2,586

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	1,060	965

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	985	532

Total Municipal Bonds & Notes (Cost $9,245)		8,394

U.S. GOVERNMENT AGENCIES 30.0%

Fannie Mae
3.022% due 09/01/2044 - 10/01/2044	186	183
4.171% due 09/01/2018	47	46
4.647% due 01/01/2035	308	314
5.000% due 01/01/2036 - 02/01/2038 (g)	13,667	14,128
5.000% due 05/01/2038 - 04/01/2039	1,729	1,784
5.047% due 04/01/2035	328	334
5.500% due 09/01/2023 - 04/01/2039	14,797	15,373
5.500% due 12/01/2036 - 12/01/2038 (g)	52,807	54,872
6.000% due 04/01/2036 - 10/01/2038 (g)	27,996	29,286
6.000% due 12/01/2036 - 04/01/2039	21,245	22,194

Freddie Mac
0.562% due 12/25/2036	2,766	2,758
0.802% due 09/25/2031	67	61
0.906% due 12/15/2030	203	201
4.500% due 05/15/2017	196	201
5.000% due 02/15/2020	3,740	3,853
5.500% due 05/15/2016	3,671	3,724
5.500% due 09/01/2038 (g)	14,091	14,639
6.000% due 10/01/2037 - 08/01/2038 (g)	4,970	5,204
6.000% due 11/01/2038	19,300	20,202

See Accompanying Notes	Annual Report	March 31, 2009	99

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ginnie Mae
6.000% due 04/15/2031 - 12/15/2038	$88,374	$92,450
6.500% due 05/15/2026 - 06/15/2028	72	77

Small Business Administration
5.490% due 03/01/2028	2,723	2,967

Total U.S. Government Agencies (Cost $278,930)		284,851

U.S. TREASURY OBLIGATIONS 92.7%

Treasury Inflation Protected Securities (c)
1.375% due 07/15/2018	1,664	1,656
1.625% due 01/15/2015	25,661	25,982
1.625% due 01/15/2018	12,496	12,679
1.750% due 01/15/2028	4,535	4,356
1.875% due 07/15/2013	55,863	57,399
1.875% due 07/15/2015	94,626	97,317
2.000% due 04/15/2012	13,733	14,158
2.000% due 01/15/2014	2,514	2,594
2.000% due 07/15/2014	336	348
2.000% due 01/15/2016	33,750	34,921
2.000% due 01/15/2026	85,923	85,144
2.125% due 01/15/2019	13,946	14,905
2.375% due 04/15/2011	1,702	1,748
2.375% due 01/15/2017	56,844	60,539
2.375% due 01/15/2025	80,711	84,091
2.375% due 01/15/2027	19,440	20,363
2.500% due 07/15/2016	91,688	98,393
2.625% due 07/15/2017	16,707	18,206
3.000% due 07/15/2012 (g)	69,910	74,564
3.375% due 01/15/2012	12,127	12,923
3.500% due 01/15/2011	14,677	15,338
3.625% due 04/15/2028 (g)	75,096	92,837
3.875% due 04/15/2029	39,297	50,631

Total U.S. Treasury Obligations (Cost $832,151)		881,092

MORTGAGE-BACKED SECURITIES 1.3%

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	530	344

Bear Stearns Adjustable Rate Mortgage Trust
2.472% due 03/25/2035	611	423
2.650% due 08/25/2035	441	309
2.940% due 03/25/2035	1,464	996
4.550% due 08/25/2035	793	555
4.951% due 11/25/2030	235	206

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	552	359

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.098% due 08/25/2035		$74	$54
4.222% due 12/25/2035		96	74
4.248% due 08/25/2035		655	420

Countrywide Home Loan Mortgage Pass-Through Trust
0.862% due 06/25/2035		780	460

Greenpoint Mortgage Funding Trust
0.602% due 10/25/2046		3,844	3,080

GSR Mortgage Loan Trust
4.541% due 09/25/2035		1,181	875

LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		500	352

Lehman XS Trust
0.602% due 07/25/2046		4	4

MLCC Mortgage Investors, Inc.
4.674% due 12/25/2034		3,760	3,058

WaMu Mortgage Pass-Through Certificates
0.782% due 11/25/2045		294	120
0.812% due 10/25/2045		1,740	718

Total Mortgage-Backed Securities (Cost $17,047)			12,407

ASSET-BACKED SECURITIES 0.1%

Bear Stearns Asset-Backed Securities Trust
0.972% due 03/25/2043		83	77

Structured Asset Securities Corp.
4.900% due 04/25/2035		751	400

Total Asset-Backed Securities (Cost $829)			477

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
1.645% due 10/04/2011		1,300	1,304

Total Sovereign Issues (Cost $1,299)			1,304

FOREIGN CURRENCY-DENOMINATED ISSUES 0.3%

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	100	55
6.500% due 09/15/2067	GBP	4,500	2,777

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	400	$122

Total Foreign Currency-Denominated Issues (Cost $9,683)			2,954

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		400	192

Total Convertible Preferred Stocks (Cost $400)			192

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS 0.6%

Fixed Income Clearing Corp.
0.080% due 04/01/2009		$960	960
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $981. Repurchase proceeds are $960.)

JPMorgan Chase Bank N.A.
0.190% due 04/01/2009		4,300	4,300
(Dated 03/31/2009. Collateralized by Freddie Mac 4.750% due 11/17/2015 valued at $4,396. Repurchase proceeds are $4,300.)

			5,260

U.S. TREASURY BILLS 0.6%
0.091% due 04/02/2009 - 05/07/2009 (b)(e)(f)		5,735	5,735

Total Short-Term Instruments (Cost $10,995)			10,995

PURCHASED OPTIONS (j) 0.0%
(Cost $98)	360

Total Investments 143.3% (Cost $1,330,459)	$1,361,450

Written Options (k) (0.3%) (Premiums $2,682)	(2,834)

Other Assets and Liabilities (Net) (43.0%)	(408,363)

Net Assets 100.0%	$950,253

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	The Real Return Portfolio is investing in shares of affiliated Funds.
(e)	Securities with an aggregate market value of $4,700 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(f)	Securities with an aggregate market value of $310 have been pledged as collateral for delayed-delivery mortgage-backed securities on March 31, 2009.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $51,627 at a weighted average interest rate of 1.482%. On March 31, 2009, securities valued at $159,354 were pledged as collateral for reverse repurchase agreements.

100	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(h)	Cash of $1,294 has been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	80	$737
90-Day Euribor June Futures	Long	06/2010	42	6
90-Day Euribor March Futures	Long	03/2010	42	5
90-Day Euribor September Futures	Long	09/2009	80	766
90-Day Euribor September Futures	Long	09/2010	42	6
90-Day Eurodollar June Futures	Long	06/2010	7	19
90-Day Eurodollar March Futures	Long	03/2010	14	37
90-Day Eurodollar September Futures	Long	09/2009	123	748
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	85	766
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	104	13

				$3,103

(i)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avon Products, Inc.	BOA	(0.770%	)	03/20/2019	0.716%	$2,000	$(11)	$0	$(11)
Black & Decker Corp.	BOA	(0.680%	)	12/20/2012	2.065%	8,100	385	0	385
CIGNA Corp.	MSC	(1.210%	)	03/20/2018	2.259%	2,000	145	0	145
Exelon Corp.	CITI	(0.960%	)	06/20/2015	3.009%	1,000	104	0	104
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	5.147%	1,000	191	0	191
Kroger Co.	BNP	(0.360%	)	12/20/2012	1.083%	600	15	0	15
Lowe’s Cos., Inc.	BOA	(0.530%	)	12/20/2012	1.398%	10,000	303	0	303
Marriott International, Inc.	CSFB	(0.640%	)	12/20/2012	4.243%	400	46	0	46
Marriott International, Inc.	GSC	(0.640%	)	12/20/2012	4.243%	1,300	150	0	150
Mattel, Inc.	BOA	(0.868%	)	12/20/2012	1.424%	5,000	96	0	96
Newell Rubbermaid, Inc.	GSC	(0.319%	)	12/20/2012	2.750%	300	25	0	25
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	6.501%	5,500	903	0	903
Safeway, Inc.	BNP	(0.340%	)	12/20/2012	0.932%	800	17	0	17
Sherwin-Williams Co.	BOA	(0.430%	)	12/20/2012	0.950%	700	13	0	13
Staples, Inc.	MSC	(0.700%	)	12/20/2012	2.091%	500	24	0	24
TJX Cos., Inc.	MSC	(0.460%	)	12/20/2012	0.972%	600	11	0	11
Valero Energy Corp.	GSC	(2.700%	)	03/20/2019	2.050%	6,000	(308)	0	(308)
Whirlpool Corp.	BNP	(0.680%	)	12/20/2012	5.133%	700	97	0	97

							$2,206	$0	$2,206

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	2.162%	$400	$(18)	$0	$(18)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-9 5-Year Index 25-35%	DUB	6.350%	12/20/2012	$1,400	$(512)	$0	$(512)
CDX.HY-9 5-Year Index 25-35%	JPM	6.450%	12/20/2012	500	(181)	0	(181)
CDX.HY-9 5-Year Index 25-35%	MLP	6.510%	12/20/2012	100	(36)	0	(36)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	2,400	(36)	0	(36)
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	2,236	5	0	5
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	3,270	(1,101)	(502)	(599)

					$(1,861)	$(502)	$(1,359)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	March 31, 2009	101

Schedule of Investments  Real Return Portfolio  (Cont.)

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	2,200	$13	$0	$13
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		1,800	83	0	83
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,600	86	(4)	90
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,600	85	0	85
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		3,700	142	0	142
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		6,900	291	0	291
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		4,500	122	(9)	131
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		4,500	110	0	110
Pay	1-Month EUR-FRCPXTOB Index	2.138%	01/19/2016	BCLY		4,000	23	0	23
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		2,200	(70)	0	(70)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		1,900	(56)	0	(56)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		$200	(55)	0	(55)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	8	(9)	17
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		3,300	(1,140)	0	(1,140)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		1,100	(380)	(19)	(361)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		1,700	(587)	(111)	(476)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		300	(103)	(19)	(84)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		1,000	(345)	(69)	(276)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	9,500	115	(98)	213
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	MSC		25,600	949	(67)	1,016
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		10,300	610	174	436
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	CSFB		3,700	241	(115)	356
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS		10,800	702	(343)	1,045
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		$2,500	(415)	(370)	(45)
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		1,200	(199)	46	(245)
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY	GBP	3,200	160	13	147
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		3,600	145	1	144
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		100	3	0	3
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		1,100	(32)	0	(32)

							$506	$(999)	$1,505

(j)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$1,800	$19	$68
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,000	11	38
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	900	10	34
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	3,800	40	143
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	1,700	18	77

							$98	$360

(k)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$128.000	05/22/2009	142	$33	$34
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	142	47	30
Put - CME 90-Day Eurodollar September Futures	98.500	09/14/2009	35	11	8

				$91	$72

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	SOG	6-Month EUR-LIBOR	Receive	3.100%	06/15/2009	EUR	8,700	$94	$143
Put - OTC 7-Year Interest Rate Swap	SOG	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		8,700	92	1
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		$31,100	62	2
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		31,100	162	2
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.100%	05/22/2009		2,900	12	8
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009		400	10	34

102	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	$300	$10	$33
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	32,600	178	2
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	32,600	118	2
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	27,900	257	45
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	19,300	181	31
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.000%	07/27/2009	44,100	179	49
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	2,800	19	5
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	07/27/2009	24,600	146	28
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	193	866
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	20
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	3,100	3	0
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	3,100	24	0
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	33
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009	6,000	7	0
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009	6,000	47	0
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	3,500	74	204
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	900	9	1
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	33
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	2,000	50	116
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	1,900	13	3
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	1,300	42	143
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	600	18	72
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	189	866
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	189	20

							$2,591	$2,762

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2008	429	$157,200	EUR	0	$5,002
Sales	1,534	278,700		17,400	2,794
Closing Buys	(1,084)	(117,800)		0	(4,009)
Expirations	(560)	(15,400)		0	(1,105)
Exercised	0	0		0	0

Balance at 03/31/2009	319	$302,700	EUR	17,400	$2,682

(l)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	04/01/2039	$16,000	$16,260	$16,507
Fannie Mae	5.500%	04/01/2039	5,600	5,746	5,813
Freddie Mac	6.000%	04/01/2039	19,300	20,156	20,178
Ginnie Mae	6.000%	04/01/2039	96,000	99,480	100,275

				$141,642	$142,773

(m)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	DUB	2,237	04/2009	$0	$(131)	$(131)
Buy		BCLY	690	05/2009	0	(3)	(3)
Buy		UBS	1,904	05/2009	0	(13)	(13)
Sell	CHF	UBS	891	06/2009	0	(25)	(25)
Sell	EUR	BNP	1,865	04/2009	0	(123)	(123)
Sell		HSBC	5,266	04/2009	0	(346)	(346)
Buy		RBC	3,615	04/2009	0	(55)	(55)
Sell	GBP	DUB	2,018	04/2009	30	0	30
Buy		HSBC	179	04/2009	1	0	1
Sell		MSC	3,377	04/2009	39	0	39
Buy		UBS	395	04/2009	0	(16)	(16)
Sell	JPY	BNP	57,172	05/2009	10	0	10
Sell		MSC	57,173	06/2009	9	0	9

					$89	$(712)	$(623)

See Accompanying Notes	Annual Report	March 31, 2009	103

Schedule of Investments  Real Return Portfolio  (Cont.)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$18,546	$1,342,904	$0	$1,361,450
Short Sales, at value	0	(142,773)	0	(142,773)
Other Financial Instruments ++	3,103	(2,227)	1,104	1,980

Total	$21,649	$1,197,904	$1,104	$1,220,657

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$0	$0	$0	$0	$0	$0	$0
Other Financial Instruments ++	(592)	0	0	0	1,701	(5)	1,104

Total	$(592)	$0	$0	$0	$1,701	$(5)	$1,104

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

104	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Short-Term Floating NAV Portfolio	March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 8.3%

Fannie Mae
1.024% due 07/28/2009	$110,000	$110,167
3.250% due 02/10/2010	3,250	3,314
4.125% due 04/29/2009	1,075	1,078
4.750% due 03/12/2010	24,455	25,320
4.875% due 04/15/2009	1,641	1,644
5.125% due 07/13/2009	98,400	99,693
5.375% due 08/15/2009	1,406	1,432
7.250% due 01/15/2010	5,000	5,245

Federal Home Loan Bank
1.206% due 12/02/2009	40,000	40,110
1.241% due 04/07/2009	10,000	10,001
5.000% due 04/29/2009	1,000	1,003

Freddie Mac
1.193% due 09/24/2010	105,000	105,127
1.254% due 07/12/2010	25,000	25,027
1.300% due 03/30/2010	10,000	10,010
2.875% due 04/30/2010	100	102
3.375% due 04/15/2009	1,935	1,937
5.000% due 10/23/2009	10,000	10,224
6.625% due 09/15/2009	10,000	10,269

Total U.S. Government Agencies (Cost $461,470)		461,703

SHORT-TERM INSTRUMENTS 93.4%

COMMERCIAL PAPER 40.5%

BNP Paribas
0.180% due 04/03/2009	100,000	99,999

Caisse Nationale des Caisses d’Epargne et de Prevoyance
0.360% due 04/01/2009	100,000	100,000

Citigroup Funding, Inc.
0.250% due 04/29/2009	100,000	99,981
0.250% due 05/01/2009	100,000	99,979

Fannie Mae
0.100% due 04/01/2009	2,775	2,775
0.167% due 04/30/2009	11,400	11,398
0.180% due 05/20/2009	5,900	5,899
0.200% due 06/01/2009	1,400	1,400
0.210% due 04/06/2009	9,300	9,300
0.248% due 06/23/2009	2,600	2,599
0.250% due 06/23/2009	1,000	1,000
0.280% due 04/08/2009	1,400	1,400
0.360% due 04/22/2009	3,300	3,300
0.380% due 05/18/2009	419	419
0.460% due 09/25/2009	2,100	2,097
0.500% due 11/16/2009	6,600	6,584
0.540% due 09/09/2009	6,000	5,992

Federal Home Loan Bank
0.107% due 04/06/2009	3,500	3,500
0.124% due 04/06/2009	500	500
0.211% due 04/21/2009	6,415	6,414
0.300% due 05/08/2009	6,700	6,699
0.309% due 04/01/2009	29,500	29,500
0.313% due 04/06/2009	1,105	1,105
0.320% due 04/14/2009	2,785	2,785
0.440% due 05/13/2009	20,600	20,594
0.540% due 07/21/2009	6,700	6,696
0.760% due 01/27/2010	25,800	25,795
1.010% due 05/18/2009	26,000	25,986
1.020% due 02/12/2010	50,000	50,038
1.050% due 02/17/2010	150,000	150,154
1.294% due 04/30/2009	176,800	177,018
2.610% due 06/03/2009	10,000	10,037

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Freddie Mac
0.200% due 04/28/2009	$1,200	$1,200
0.210% due 05/20/2009	25,400	25,392
0.210% due 06/08/2009	1,900	1,899
0.230% due 05/18/2009	26,800	26,793
0.270% due 04/30/2009	6,977	6,975
0.280% due 05/28/2009	17,700	17,692
0.300% due 04/06/2009	6,500	6,500
0.305% due 06/22/2009	8,000	7,997
0.307% due 06/22/2009	2,500	2,499
0.330% due 04/01/2009	400	400
0.400% due 08/17/2009	75,000	74,924
0.450% due 09/15/2009	27,000	26,964
0.480% due 06/22/2009	75,000	74,972
0.523% due 09/14/2009	2,100	2,097
0.600% due 09/14/2009	163,904	163,689
0.680% due 01/05/2010	100,000	99,609
0.685% due 09/21/2009	35,000	34,952
0.710% due 09/22/2009	12,000	11,983
0.730% due 12/21/2009	14,550	14,506
0.750% due 02/08/2010	40,000	39,810
0.868% due 01/04/2010	117,700	117,241
1.024% due 02/05/2010	35,000	34,836

HSBC Americas, Inc.
0.230% due 04/03/2009	100,000	99,999

Nordea North America, Inc.
0.200% due 04/03/2009	100,000	99,999

Rabobank USA Financial Corp.
0.160% due 04/03/2009	100,000	99,999

Royal Bank of Scotland Group PLC
0.250% due 04/02/2009	100,000	99,999

Societe General N.A.
0.280% due 04/01/2009	100,000	100,000

		2,263,869

REPURCHASE AGREEMENTS 52.4%

Bank of America N.A.
0.200% due 04/02/2009	7,700	7,700
(Dated 04/01/2009. Collateralized by Fannie Mae 5.000% due 03/01/2035 valued at $7,900. Repurchase proceeds are $7,700.)

Barclays Capital, Inc.
0.200% due 04/01/2009	21,600	21,600
(Dated 03/31/2009. Collateralized by Freddie Mac 1.060% due 07/14/2010 valued at $22,068. Repurchase proceeds are $21,600.)
0.240% due 04/01/2009	460,400	460,400
(Dated 03/25/2009. Collateralized by Fannie Mae 5.000% due 03/01/2036 valued at $466,777. Repurchase proceeds are $460,403.)
0.250% due 04/13/2009	500,000	500,000
(Dated 03/31/2009. Collateralized by Freddie Mac 1.060% due 07/14/2010 valued at $510,859. Repurchase proceeds are $500,003.)

Credit Suisse Securities (USA) LLC
0.150% due 04/01/2009	5,400	5,400
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 0.875% due 03/31/2011 valued at $5,540. Repurchase proceeds are $5,400.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.200% due 04/02/2009	$1,400	$1,400
(Dated 04/01/2009. Collateralized by U.S. Treasury Notes 4.000% due 02/15/2015 valued at $1,432. Repurchase proceeds are $1,400.)

Deutsche Bank AG
0.200% due 04/02/2009	65,900	65,900
(Dated 04/01/2009. Collateralized by U.S. Treasury Inflation Protected Securities 2.500% due 01/15/2029 valued at $67,011. Repurchase proceeds are $65,900.)

Goldman Sachs & Co.
0.170% due 04/01/2009	16,400	16,400
(Dated 03/31/2009. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $16,542. Repurchase proceeds are $16,400.)

JPMorgan Chase Bank N.A.
0.120% due 04/01/2009	178,780	178,780
(Dated 03/31/2009. Collateralized by U.S. Treasury Bills 0.596% due 11/19/2009 valued at $180,021. Repurchase proceeds are $178,781.)
0.130% due 04/02/2009	750,155	750,155
(Dated 03/26/2009. Collateralized by U.S. Treasury Notes 1.750% - 4.000% due 03/31/2010 - 08/15/2018 valued at $757,878. Repurchase proceeds are $750,157.)
0.160% due 04/01/2009	792,934	792,934
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% - 4.250% due 04/30/2010 - 11/15/2014 valued at $802,517. Repurchase proceeds are $792,938.)
0.190% due 04/01/2009	51,100	51,100

(Dated 03/31/2009. Collateralized by Fannie Mae 3.875% - 4.625% due 07/12/2013 - 10/15/2014 valued at $2,152 and Freddie Mac 2.375% - 6.875% due 05/28/2010 - 09/15/2010 valued at $50,006. Repurchase proceeds are $51,100.)

State Street Bank and Trust Co.
0.080% due 04/01/2009	73,452	73,452
(Dated 03/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 05/07/2009 valued at $74,923. Repurchase proceeds are $73,452.)

		2,925,221

U.S. CASH MANAGEMENT BILLS 0.3%
0.092% due 04/29/2009	16,200	16,200

U.S. TREASURY BILLS 0.2%
0.120% due 04/09/2009 - 04/30/2009 (a)	13,480	13,480

Total Short-Term Instruments (Cost $5,217,597)		5,218,770

Total Investments 101.7% (Cost $5,679,067)		$5,680,473

Other Assets and Liabilities (Net) (1.7%)		(93,987)

Net Assets 100.0%		$5,586,486

See Accompanying Notes	Annual Report	March 31, 2009	105

Schedule of Investments Short-Term Floating NAV Portfolio (Cont.)	March 31, 2009

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$0	$5,680,473	$0	$5,680,473
Short Sales, at value	0	0	0	0
Other Financial Instruments ++	0	0	0	0

Total	$0	$5,680,473	$0	$5,680,473

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

106	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	March 31, 2009

	SHARES	VALUE (000S)
PIMCO FUNDS (c) 6.1%

Short-Term Floating NAV Portfolio	8,747,039	$87,514

Total PIMCO Funds (Cost $87,509)		87,514

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 22.8%

BANKING & FINANCE 15.4%

ABX Financing Co.
5.750% due 10/15/2016	$3,000	2,905

Allstate Life Global Funding II
1.901% due 05/21/2010	8,000	7,625

American Express Centurion Bank
0.637% due 07/13/2010 (e)	10,000	9,200

American International Group, Inc.
8.175% due 05/15/2058	3,000	256

BAE Systems Holdings, Inc.
6.400% due 12/15/2011	2,000	2,122

Bank of Scotland PLC
1.182% due 07/17/2009	8,500	8,452
1.344% due 12/08/2010	5,000	4,611

Bear Stearns Cos. LLC
6.950% due 08/10/2012	5,863	5,976

Citigroup Funding, Inc.
2.291% due 05/07/2010	23,000	20,652

CNA Financial Corp.
5.850% due 12/15/2014	3,000	2,180

Countrywide Financial Corp.
6.250% due 05/15/2016	5,000	4,166

Credit Suisse New York
5.000% due 05/15/2013	6,500	6,289

DBS Bank Ltd.
1.454% due 05/16/2017	25,000	19,071

First Union National Bank of Florida
6.180% due 02/15/2036	600	572

Goldman Sachs Group, Inc.
1.455% due 07/23/2009 (e)	8,969	8,894
1.461% due 03/02/2010	2,000	1,938

HSBC Finance Corp.
1.192% due 10/21/2009	2,600	2,458
1.411% due 03/12/2010	13,300	11,789
6.375% due 10/15/2011	6,000	5,191

International Lease Finance Corp.
5.625% due 09/20/2013	5,000	2,801

iStar Financial, Inc.
5.950% due 10/15/2013	6,000	1,801

Lehman Brothers Holdings, Inc.
3.011% due 12/23/2010 (a)	4,000	500
6.200% due 09/26/2014 (a)	5,000	662
7.000% due 09/27/2027 (a)	2,000	265

Merrill Lynch & Co., Inc.
3.472% due 05/12/2010 (e)	25,000	23,547

Morgan Stanley
1.184% due 01/15/2010	6,000	5,774
1.291% due 05/07/2009 (e)	12,700	12,681
1.574% due 10/15/2015	3,000	2,135
1.592% due 10/18/2016	5,000	3,358
3.338% due 05/14/2010	2,000	1,949

ORIX Corp.
5.480% due 11/22/2011	5,000	3,411

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Rabobank Nederland NV
1.412% due 04/06/2009	$800	$800

Residential Capital LLC
8.000% due 02/22/2011	5,000	1,875

Santander U.S. Debt S.A. Unipersonal
1.331% due 11/20/2009	2,500	2,474

SLM Corp.
1.389% due 10/25/2011	8,000	4,610

Textron Financial Corp.
4.600% due 05/03/2010	2,000	1,601

UBS AG
2.219% due 06/19/2010	25,000	23,596

Wachovia Mortgage FSB
1.281% due 05/08/2009	2,000	1,997

Wells Fargo Capital XIII
7.700% due 12/29/2049	3,000	1,430

		221,614

INDUSTRIALS 6.1%

AutoZone, Inc.
5.500% due 11/15/2015	2,500	2,287
5.875% due 10/15/2012	3,000	2,982

BHP Billiton Finance USA Ltd.
5.125% due 03/29/2012	3,000	3,053

Boston Scientific Corp.
6.000% due 06/15/2011	2,500	2,438

Comcast Corp.
1.460% due 07/14/2009	900	895

CVS Caremark Corp.
1.561% due 06/01/2010	15,000	14,459

Daimler Finance North America LLC
5.750% due 09/08/2011	14,000	13,241

Johnson Controls, Inc.
5.250% due 01/15/2011	5,000	4,847
5.500% due 01/15/2016	3,000	2,224

Kellogg Co.
6.600% due 04/01/2011	2,000	2,141

Kerr-McGee Corp.
6.875% due 09/15/2011	4,000	4,091

Kroger Co.
5.500% due 02/01/2013	4,000	4,106

Lennar Corp.
5.950% due 10/17/2011	3,000	2,505

Newell Rubbermaid, Inc.
4.000% due 05/01/2010	2,100	2,026

Northwest Airlines, Inc.
8.072% due 04/01/2021	14,160	9,912

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	2,500	1,990

Sealed Air Corp.
5.625% due 07/15/2013	5,000	4,307

Time Warner, Inc.
5.875% due 11/15/2016	5,000	4,740

United Airlines, Inc.
6.636% due 07/02/2022	1,397	922

Viacom, Inc.
5.750% due 04/30/2011	3,000	2,924

Weatherford International Ltd.
4.950% due 10/15/2013	2,500	2,202

		88,292

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UTILITIES 1.3%

Consumers Energy Co.
5.000% due 02/15/2012	$3,000	$2,988

Dominion Resources, Inc.
5.200% due 01/15/2016	3,000	2,858

DPL, Inc.
6.875% due 09/01/2011	2,500	2,561

FPL Group Capital, Inc.
2.196% due 06/17/2011	2,500	2,291

Ohio Power Co.
1.605% due 04/05/2010	4,000	3,908

Progress Energy, Inc.
7.100% due 03/01/2011	3,348	3,473

		18,079

Total Corporate Bonds & Notes (Cost $386,725)		327,985

U.S. GOVERNMENT AGENCIES 29.7%

Fannie Mae
0.582% due 12/25/2036	67	60
0.582% due 12/25/2036 - 07/25/2037 (e)	15,446	13,715
0.642% due 03/25/2034 (e)	449	400
0.672% due 10/25/2035 (e)	5,740	5,583
0.722% due 10/27/2037 (e)	29,400	26,478
0.822% due 01/25/2034 (e)	144	140
0.872% due 05/25/2042 - 02/25/2044	949	927
0.922% due 08/25/2017 - 12/25/2033 (e)	1,168	1,142
0.922% due 06/25/2032	20	19
0.972% due 02/25/2033	749	729
1.022% due 08/25/2031 - 09/25/2034 (e)	8,304	8,080
1.044% due 09/17/2027 (e)	150	146
1.056% due 05/18/2032 (e)	633	619
1.062% due 12/25/2013	53	53
1.072% due 12/25/2030 (e)	140	137
1.162% due 04/25/2022	45	44
1.162% due 12/25/2023 (e)	175	172
1.172% due 09/25/2023	50	49
1.172% due 11/25/2031 (e)	599	590
1.212% due 10/25/2022 (e)	144	143
1.222% due 04/25/2032 (e)	1,129	1,105
1.262% due 09/25/2022	46	45
1.312% due 05/25/2022 (e)	199	196
1.362% due 09/25/2020 (e)	111	110
1.392% due 01/25/2022 (e)	184	182
1.522% due 04/25/2032 (e)	227	224
1.562% due 12/25/2023 (e)	722	732
1.712% due 09/25/2023 - 10/25/2023 (e)	254	253
1.762% due 05/25/2022 (e)	188	185
2.230% due 03/25/2022	25	25
2.330% due 10/25/2021	72	71
3.022% due 07/01/2042	43	43
3.022% due 03/01/2044 - 07/01/2044 (e)	2,821	2,794
3.072% due 08/01/2033 (e)	289	291
3.072% due 09/01/2041	101	100
3.133% due 03/25/2027 (e)	422	396
3.140% due 03/25/2027 (e)	959	936
3.198% due 03/01/2034 (e)	530	529
3.222% due 09/01/2040	26	26
3.264% due 04/01/2034	92	90
3.286% due 05/01/2034 (e)	435	439
3.348% due 07/01/2036 (e)	319	324
3.356% due 06/01/2034 (e)	218	218
3.423% due 06/01/2033 (e)	465	453

See Accompanying Notes	Annual Report	March 31, 2009	107

Schedule of Investments  Short-Term Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.500% due 08/01/2010 - 01/01/2035 (e)	$604	$607
3.500% due 06/25/2023	3	3
3.545% due 04/01/2034 (e)	213	213
3.650% due 01/01/2036	142	146
3.655% due 04/25/2023	58	58
3.750% due 01/01/2035 (e)	765	761
3.770% due 11/01/2035 (e)	292	299
3.800% due 04/01/2034	137	136
3.800% due 11/01/2035 (e)	704	720
3.855% due 07/01/2034 (e)	428	431
3.871% due 08/01/2034 (e)	432	433
3.874% due 05/01/2033 (e)	214	215
3.889% due 09/01/2034 (e)	269	267
3.904% due 08/01/2033 (e)	457	460
3.913% due 05/01/2034 (e)	228	230
3.929% due 07/01/2033	116	117
3.931% due 03/01/2034	140	141
3.945% due 11/01/2033 (e)	807	813
3.963% due 02/01/2034 (e)	979	991
4.000% due 08/01/2010 - 05/01/2034 (e)	11,308	11,523
4.000% due 11/01/2010 - 12/25/2029	377	381
4.020% due 08/01/2033	99	100
4.030% due 06/01/2034	97	99
4.078% due 09/01/2033 (e)	247	249
4.103% due 10/01/2035 (e)	751	762
4.135% due 07/01/2035	130	132
4.149% due 05/01/2035 (e)	848	859
4.159% due 05/01/2034 (e)	353	358
4.160% due 03/01/2036 (e)	291	297
4.187% due 11/01/2033 (e)	612	622
4.188% due 04/01/2034 (e)	206	208
4.194% due 09/01/2033 (e)	770	776
4.205% due 09/01/2033 (e)	200	203
4.207% due 07/01/2035 (e)	681	685
4.218% due 04/01/2034 (e)	225	229
4.228% due 05/01/2033	200	202
4.233% due 03/01/2034 (e)	791	801
4.250% due 01/01/2036	57	57
4.251% due 03/01/2036 (e)	588	601
4.261% due 06/01/2034 (e)	790	798
4.263% due 01/01/2033 (e)	521	527
4.266% due 06/01/2034 (e)	639	643
4.272% due 09/01/2034 (e)	721	728
4.295% due 03/01/2033	58	59
4.298% due 04/01/2033	18	19
4.311% due 03/01/2033	125	125
4.337% due 11/01/2034	156	158
4.340% due 01/01/2033	65	66
4.345% due 09/01/2033 (e)	752	771
4.347% due 11/01/2034	99	100
4.355% due 04/01/2033	135	138
4.370% due 11/01/2034 (e)	390	398
4.371% due 05/01/2033	57	57
4.387% due 03/01/2034 (e)	963	963
4.388% due 10/01/2024	35	35
4.390% due 07/01/2033 (e)	321	319
4.391% due 09/01/2032 - 03/01/2034 (e)	1,326	1,344
4.393% due 04/01/2034	174	174
4.400% due 11/01/2034	193	195
4.403% due 05/01/2033	96	96
4.405% due 05/01/2036 (e)	1,552	1,552
4.408% due 04/01/2033 (e)	261	266
4.410% due 08/01/2035 (e)	1,009	1,017
4.420% due 09/01/2034 (e)	961	970
4.437% due 02/01/2034 (e)	500	512
4.448% due 01/01/2035	38	38
4.486% due 10/01/2034	184	187
4.500% due 11/01/2009 - 02/25/2028	585	597

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.500% due 06/01/2010 - 08/01/2035 (e)	$27,109	$27,705
4.502% due 09/01/2033 (e)	1,072	1,097
4.511% due 02/01/2035 (e)	237	235
4.525% due 11/01/2034	92	94
4.528% due 01/01/2034	94	96
4.540% due 08/01/2033 (e)	957	963
4.540% due 05/01/2036	191	191
4.550% due 05/01/2036 (e)	381	381
4.560% due 10/01/2033 (e)	1,933	1,949
4.577% due 07/01/2026 (e)	646	651
4.593% due 07/01/2033	68	68
4.596% due 09/01/2017 - 06/01/2035	207	211
4.597% due 08/01/2035 (e)	297	301
4.600% due 04/01/2034	169	168
4.605% due 06/01/2033 (e)	394	402
4.624% due 08/01/2034 (e)	1,064	1,075
4.637% due 10/01/2033 (e)	419	429
4.672% due 07/01/2035 (e)	1,349	1,359
4.675% due 11/01/2031	92	93
4.680% due 04/01/2033 (e)	712	719
4.710% due 07/01/2034 (e)	1,048	1,071
4.732% due 07/01/2034 (e)	539	550
4.734% due 03/01/2035 (e)	1,516	1,528
4.750% due 07/01/2034 (e)	401	408
4.763% due 02/01/2035 (e)	257	262
4.775% due 11/01/2034 (e)	701	715
4.783% due 01/01/2033	80	81
4.784% due 12/01/2032 (e)	301	305
4.786% due 07/01/2035 (e)	267	272
4.800% due 01/01/2033	27	27
4.806% due 11/01/2032 (e)	437	445
4.807% due 11/01/2043 (e)	368	373
4.809% due 01/01/2033	128	130
4.828% due 01/01/2035	124	126
4.834% due 11/01/2032	173	177
4.836% due 07/01/2036 (e)	829	837
4.845% due 01/01/2034 (e)	363	361
4.850% due 02/01/2013	91	93
4.853% due 01/01/2035	199	200
4.855% due 01/01/2033	54	54
4.860% due 07/01/2033 (e)	562	574
4.864% due 04/01/2035	115	118
4.876% due 09/01/2035 (e)	1,447	1,487
4.879% due 09/01/2033 (e)	271	277
4.882% due 04/01/2035 (e)	235	240
4.898% due 01/01/2019 (e)	394	393
4.913% due 11/01/2033 (e)	1,316	1,335
4.913% due 02/01/2035	184	188
4.920% due 08/01/2035 (e)	605	612
4.934% due 12/01/2034	161	165
4.941% due 05/01/2035 (e)	429	433
4.942% due 07/01/2018	39	39
4.944% due 04/01/2035 (e)	219	224
4.945% due 03/01/2035 (e)	1,156	1,188
4.947% due 10/01/2035 (e)	626	630
4.967% due 02/01/2034 (e)	381	392
4.983% due 12/01/2035 - 03/01/2036 (e)	1,478	1,518
5.000% due 10/01/2009 - 11/25/2035 (e)	11,906	12,128
5.000% due 12/01/2009 - 02/25/2025	2,410	2,460
5.003% due 07/01/2035	139	142
5.017% due 08/01/2035 (e)	930	959
5.025% due 07/01/2036 (e)	1,340	1,360
5.029% due 11/01/2033 (e)	785	807
5.049% due 12/01/2040 (e)	228	232
5.057% due 07/01/2035 (e)	200	204
5.084% due 11/01/2036	198	202
5.087% due 05/01/2037 (e)	722	736
5.102% due 03/01/2033	189	195
5.104% due 06/01/2035 (e)	1,836	1,893

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.143% due 04/01/2024	$14	$14
5.145% due 08/01/2032 (e)	302	309
5.155% due 12/01/2035 (e)	918	945
5.165% due 09/01/2035 (e)	934	962
5.215% due 01/01/2037	54	56
5.237% due 06/01/2023	1,402	1,433
5.255% due 05/01/2035 (e)	762	782
5.259% due 10/01/2043	45	46
5.265% due 04/01/2036 (e)	747	769
5.269% due 12/01/2033 (e)	443	455
5.305% due 12/01/2033 (e)	828	850
5.308% due 05/01/2036 (e)	579	597
5.317% due 04/01/2033 (e)	1,148	1,150
5.318% due 02/01/2035 (e)	333	342
5.330% due 12/01/2033 (e)	400	411
5.368% due 09/01/2029 (e)	274	270
5.390% due 12/01/2035 (e)	963	986
5.392% due 12/01/2018	41	41
5.393% due 03/01/2038 (e)	1,000	1,037
5.421% due 08/25/2042 (e)	107	111
5.428% due 10/01/2032 (e)	297	306
5.453% due 01/01/2036 (e)	220	228
5.457% due 07/01/2029	40	40
5.480% due 08/01/2046 (e)	1,096	1,127
5.491% due 05/01/2032 (e)	314	320
5.492% due 04/01/2036	61	64
5.500% due 05/01/2009 - 11/25/2033	271	272
5.500% due 03/01/2012 - 02/01/2036 (e)	6,565	6,762
5.507% due 12/01/2035 (e)	424	437
5.526% due 12/01/2032 (e)	562	578
5.557% due 07/01/2036 (e)	577	598
5.568% due 12/01/2036 (e)	1,348	1,397
5.579% due 10/01/2012	38	38
5.589% due 01/01/2036	58	60
5.682% due 12/01/2036	152	158
5.750% due 12/01/2033 (e)	735	755
5.761% due 05/01/2037 (e)	2,431	2,490
5.922% due 05/01/2036 (e)	1,056	1,085
5.923% due 03/01/2037 (e)	720	742
5.950% due 02/25/2044 (e)	2,804	2,887
6.000% due 09/25/2014 - 08/25/2044 (e)	4,577	4,709
6.000% due 02/25/2044	32	33
6.108% due 07/01/2012 (e)	4,621	4,991
6.138% due 04/01/2040 (e)	1,442	1,479
6.190% due 09/01/2036	66	69
6.250% due 05/25/2042 (e)	97	101
6.360% due 08/01/2036 (e)	830	859
6.369% due 02/01/2037 (e)	568	595
6.500% due 01/01/2016 - 12/25/2042	402	424
6.500% due 07/25/2021 - 01/25/2044 (e)	3,592	3,757
7.000% due 12/01/2009 - 02/25/2044	145	152
7.000% due 09/01/2011 - 10/01/2033 (e)	1,359	1,427
7.010% due 11/01/2014	22	22
7.446% due 06/01/2030	66	68
7.500% due 12/01/2014 - 05/25/2042 (e)	304	319
7.500% due 05/01/2028	68	73
7.660% due 05/01/2015 (e)	2,400	2,657
7.775% due 05/01/2030	28	29
8.000% due 08/25/2022 - 10/01/2026 (e)	315	344
8.000% due 11/25/2023	61	67
9.000% due 03/25/2020 (e)	219	247
9.000% due 04/01/2020 - 01/01/2026	158	175
9.500% due 07/01/2021 - 06/01/2025	202	225

108	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Federal Housing Administration
7.430% due 07/01/2018	$207	$209

Freddie Mac
0.782% due 08/25/2031	834	670
0.802% due 09/25/2031	891	814
0.856% due 04/15/2035 - 03/15/2036	63	61
0.872% due 06/25/2029	211	182
0.906% due 06/15/2018 - 03/15/2029 (e)	2,100	2,071
0.906% due 02/15/2029	80	78
0.922% due 05/25/2043 (e)	2,664	2,689
0.956% due 11/15/2032 (e)	126	123
1.012% due 03/15/2024 (e)	250	243
1.056% due 01/15/2032	74	73
1.062% due 05/15/2023	41	41
1.062% due 12/15/2023 - 10/15/2026 (e)	547	534
1.106% due 02/15/2032 (e)	303	301
1.106% due 03/15/2032	89	87
1.156% due 06/15/2029 - 12/15/2031 (e)	1,643	1,622
1.162% due 08/15/2022 - 03/15/2023 (e)	652	644
1.262% due 04/15/2022 (e)	126	125
1.447% due 03/15/2029 (e)	907	898
2.802% due 03/01/2034 (e)	272	270
3.005% due 10/15/2013 (e)	120	120
3.022% due 10/25/2044 (e)	732	713
3.023% due 02/25/2045 (e)	111	95
3.222% due 07/25/2044 (e)	5,155	5,053
3.290% due 03/01/2034 (e)	586	591
3.313% due 02/01/2034 (e)	813	821
3.479% due 03/01/2034 (e)	2,011	2,002
3.500% due 03/15/2018	36	37
3.580% due 01/01/2034	128	128
3.656% due 08/01/2015	55	55
3.830% due 03/01/2030	190	193
3.889% due 05/01/2034 (e)	1,160	1,166
3.941% due 04/01/2034 (e)	1,340	1,345
3.942% due 08/01/2033	114	114
4.000% due 04/01/2009 - 03/01/2034 (e)	13,614	13,886
4.000% due 05/15/2014 - 01/15/2024	267	262
4.007% due 02/01/2019	116	116
4.007% due 04/01/2034 (e)	417	419
4.013% due 04/01/2034 (e)	317	314
4.020% due 04/01/2034	31	31
4.087% due 01/01/2035	71	72
4.159% due 01/01/2035	129	132
4.169% due 04/01/2034 (e)	515	522
4.192% due 10/01/2034 (e)	852	842
4.195% due 12/01/2033 (e)	396	397
4.213% due 07/01/2033 (e)	1,560	1,554
4.219% due 07/01/2034 (e)	362	365
4.250% due 11/15/2020 - 06/15/2024 (e)	2,430	2,477
4.259% due 06/01/2033	52	53
4.270% due 12/01/2033 (e)	243	245
4.273% due 07/01/2033 (e)	300	303
4.287% due 03/01/2035 (e)	200	204
4.308% due 11/01/2034 (e)	2,305	2,306
4.315% due 12/01/2033 (e)	387	393
4.336% due 11/01/2034 (e)	830	837
4.372% due 12/01/2034	84	86
4.375% due 01/01/2030	175	176
4.381% due 01/01/2035 (e)	505	515
4.415% due 09/01/2034	173	175
4.419% due 01/01/2035 (e)	486	496
4.445% due 12/01/2034	74	75
4.452% due 09/01/2035 (e)	500	512
4.461% due 11/01/2033	128	129

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.469% due 10/01/2033 - 11/01/2034 (e)	$2,108	$2,123
4.474% due 11/01/2033 (e)	249	254
4.479% due 10/01/2033 (e)	252	254
4.486% due 03/01/2035 (e)	761	780
4.491% due 10/01/2033 (e)	446	450
4.500% due 09/01/2010 - 08/15/2034 (e)	25,890	26,329
4.500% due 02/15/2016 - 12/15/2026	2,345	2,378
4.528% due 12/01/2034 (e)	2,461	2,506
4.538% due 09/01/2034 (e)	255	258
4.597% due 01/01/2035	83	85
4.613% due 11/01/2034 (e)	774	792
4.620% due 03/01/2035 (e)	858	871
4.643% due 07/01/2036 (e)	954	956
4.750% due 12/15/2016 - 01/15/2031 (e)	907	921
4.750% due 09/15/2028	19	19
4.756% due 04/01/2035 (e)	2,227	2,272
4.759% due 09/01/2034 (e)	1,760	1,781
4.764% due 10/01/2034 (e)	1,594	1,610
4.790% due 09/01/2036	136	139
4.817% due 02/01/2035 (e)	2,698	2,783
4.832% due 04/01/2036 (e)	483	496
4.836% due 01/01/2035 (e)	854	879
4.837% due 03/01/2035 (e)	582	590
4.858% due 07/01/2035 (e)	846	863
4.859% due 09/01/2035	125	128
4.902% due 07/01/2035 (e)	1,147	1,168
4.919% due 04/01/2035 (e)	624	638
4.929% due 07/01/2035	53	55
4.943% due 12/01/2032	157	158
4.944% due 07/01/2033	63	64
4.958% due 03/01/2035	61	62
4.974% due 12/01/2034 (e)	2,565	2,568
4.976% due 01/01/2036	131	135
4.997% due 05/01/2035 (e)	1,266	1,301
4.999% due 08/01/2034 (e)	1,061	1,078
5.000% due 05/01/2009 - 02/15/2025	905	912
5.000% due 09/01/2009 - 11/15/2029 (e)	17,434	17,764
5.005% due 06/01/2035	124	127
5.009% due 05/01/2033	41	41
5.028% due 11/01/2031	190	194
5.045% due 12/01/2035	97	100
5.064% due 11/01/2034 (e)	357	367
5.098% due 10/01/2029	33	33
5.100% due 08/01/2035 (e)	999	1,027
5.104% due 04/01/2036 (e)	350	359
5.125% due 09/01/2034 (e)	434	447
5.148% due 08/01/2035 (e)	1,355	1,398
5.149% due 05/01/2035 (e)	604	604
5.151% due 03/01/2035 (e)	1,206	1,242
5.177% due 11/01/2033 (e)	2,623	2,696
5.179% due 11/01/2035 (e)	3,333	3,432
5.202% due 09/01/2034	116	118
5.205% due 10/01/2032	34	35
5.230% due 08/01/2036 (e)	1,385	1,429
5.234% due 03/01/2036 (e)	1,936	1,996
5.242% due 09/01/2035 (e)	898	903
5.242% due 02/01/2036	91	94
5.252% due 02/01/2036	143	147
5.257% due 02/01/2036	130	133
5.258% due 02/01/2037 (e)	1,478	1,524
5.273% due 09/01/2035 (e)	295	305
5.281% due 02/01/2036	94	97
5.290% due 10/01/2035 (e)	1,735	1,750
5.304% due 02/01/2037	138	143
5.335% due 09/01/2035	94	97
5.340% due 06/01/2036 (e)	428	441
5.348% due 12/01/2036 (e)	975	1,006
5.391% due 02/01/2036 (e)	241	249

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.408% due 01/01/2034 (e)	$406	$418
5.439% due 08/01/2023	22	22
5.484% due 11/01/2036 (e)	1,760	1,802
5.487% due 12/01/2036 (e)	2,807	2,904
5.500% due 08/01/2009 - 08/15/2030	449	462
5.500% due 07/01/2012 - 08/01/2036 (e)	5,894	6,085
5.527% due 07/01/2019	16	17
5.547% due 12/01/2034	71	73
5.551% due 12/01/2035 (e)	816	837
5.563% due 08/01/2036 (e)	529	537
5.571% due 03/01/2032 (e)	447	447
5.630% due 04/01/2032 (e)	315	315
5.658% due 04/01/2037 (e)	1,849	1,925
5.696% due 03/01/2036	125	129
5.768% due 11/01/2035	29	30
5.785% due 04/01/2032 (e)	516	519
5.796% due 01/01/2037	97	101
5.802% due 11/01/2036	121	126
5.877% due 07/01/2036	40	42
5.962% due 11/01/2036	82	85
6.000% due 04/01/2016 - 05/01/2035 (e)	8,615	8,934
6.000% due 01/15/2029 - 06/15/2031	448	457
6.084% due 01/01/2037 (e)	600	622
6.250% due 12/15/2023 - 03/15/2028	94	98
6.474% due 01/01/2037	175	182
6.500% due 05/15/2012	55	57
7.000% due 06/01/2017	10	11
7.000% due 10/15/2022- 07/15/2027 (e)	575	585
8.500% due 11/15/2021 (e)	428	470

Ginnie Mae
0.756% due 01/16/2031	39	38
0.895% due 06/20/2032 (e)	134	130
0.945% due 06/20/2030	1	1
0.945% due 04/20/2031 (e)	685	686
0.956% due 02/16/2032 (e)	230	224
1.006% due 03/16/2031 (e)	240	235
1.056% due 04/16/2030 - 04/16/2032 (e)	316	310
4.125% due 10/20/2029 (e)	1,535	1,541
4.500% due 08/16/2028 - 08/20/2035 (e)	2,156	2,201
4.625% due 07/20/2026 - 09/20/2029	320	322
4.625% due 07/20/2031 (e)	1,144	1,147
5.250% due 01/20/2030	19	20
5.375% due 02/20/2025	28	28
5.375% due 01/20/2027 (e)	725	738
6.000% due 10/20/2012 (e)	52	52
6.000% due 05/16/2030 - 03/15/2032	28	29
8.000% due 06/20/2025	2	3
8.500% due 12/20/2026 - 11/20/2027	41	45

Total U.S. Government Agencies (Cost $422,447)		427,153

MORTGAGE-BACKED SECURITIES 49.2%

ABN AMRO Mortgage Corp.
5.000% due 07/25/2018	1,424	1,421

Adjustable Rate Mortgage Trust
0.772% due 10/25/2035	37	21
0.892% due 01/25/2035	1,164	543
0.892% due 02/25/2035	1,518	708
4.584% due 05/25/2035	874	694
4.888% due 01/25/2036	2,926	1,887
5.014% due 01/25/2035	2,693	2,030

See Accompanying Notes	Annual Report	March 31, 2009	109

Schedule of Investments  Short-Term Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.385% due 11/25/2035	$913	$574
5.413% due 01/25/2036	841	630

American Home Mortgage Assets
0.732% due 10/25/2046	2,524	820

American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,162	811
4.390% due 02/25/2045	1,074	597
4.440% due 02/25/2045	2,449	1,393
5.660% due 09/25/2045	672	361

Banc of America Alternative Loan Trust
5.000% due 06/25/2019	1,531	1,354

Banc of America Commercial Mortgage, Inc.
4.875% due 06/10/2039	3,206	3,201

Banc of America Funding Corp.
4.110% due 05/25/2035	2,397	1,727
4.421% due 11/20/2034	5,962	3,510
4.490% due 03/20/2035	177	121
5.357% due 11/20/2035	722	436

Banc of America Large Loan, Inc.
1.066% due 08/15/2029	13,622	8,925

Banc of America Mortgage Securities, Inc.
0.922% due 03/25/2034	207	199
3.641% due 04/25/2034	858	647
3.818% due 02/25/2034	3,813	3,006
4.147% due 07/25/2034	8,000	7,875
4.500% due 02/25/2018	1,003	998
5.000% due 12/25/2018	301	301
5.000% due 05/25/2035	1,308	1,303
5.250% due 03/25/2034	329	324
5.269% due 10/25/2035	279	182
5.495% due 02/25/2033	483	381
5.500% due 04/25/2033	371	371
6.500% due 09/25/2033	826	806

Bank of America-First Union NB Commercial Mortgage
4.890% due 04/11/2037	706	703

Bear Stearns Adjustable Rate Mortgage Trust
4.019% due 07/25/2034	386	298
4.625% due 10/25/2035	5,973	3,622
4.626% due 11/25/2034	1,967	1,565
4.650% due 10/25/2035	300	141
4.750% due 10/25/2035	12,814	11,451
4.751% due 10/25/2033	9	8
4.777% due 10/25/2034	8,481	5,662
4.852% due 01/25/2035	327	234
4.896% due 10/25/2033	5	5
4.946% due 10/25/2033	46	40
4.971% due 01/25/2035	1,465	1,227
5.017% due 05/25/2033	3	2
5.031% due 04/25/2033	89	75
5.206% due 01/25/2034	1,164	789
5.320% due 02/25/2033	9	8
5.426% due 04/25/2033	190	164
5.435% due 01/25/2034	803	601
5.473% due 05/25/2047	2,029	1,042
5.602% due 02/25/2033	59	51

Bear Stearns Alt-A Trust
0.682% due 02/25/2034	1,489	546
0.692% due 08/25/2036	33	8
0.722% due 02/25/2034	6,074	1,426
4.954% due 11/25/2034	10,195	6,303
5.070% due 11/25/2035	49	17
5.364% due 05/25/2035	204	110
5.718% due 11/25/2036	896	415
5.781% due 01/25/2036	4,697	1,728
5.786% due 02/25/2036	35,732	15,662
6.250% due 08/25/2036	9,088	3,825

Bear Stearns Commercial Mortgage Securities
5.016% due 02/11/2044	2,076	2,025

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.243% due 12/11/2038	$800	$374
5.817% due 05/14/2016	5,250	5,269
6.440% due 06/16/2030	174	173

Cendant Mortgage Corp.
5.250% due 10/25/2033	49	48

Chase Mortgage Finance Corp.
4.933% due 02/25/2037	7,873	3,246
5.000% due 04/25/2018	361	359
5.236% due 12/25/2035	2,364	1,698
5.250% due 01/25/2034	2,076	2,045

Citicorp Mortgage Securities, Inc.
5.000% due 04/25/2018	2,528	2,513
5.000% due 02/25/2035	200	130
5.500% due 09/25/2035	1,101	982

Citigroup Commercial Mortgage Trust
0.626% due 08/15/2021	33	28

Citigroup Mortgage Loan Trust, Inc.
1.322% due 08/25/2035	711	589
4.248% due 08/25/2035	12,450	7,979
6.008% due 09/25/2037	4,146	2,071

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	7,000	4,681

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	830	670

Commercial Mortgage Pass-Through Certificates
1.056% due 02/16/2034	9,906	8,639
5.306% due 12/10/2046	20,549	14,431

Countrywide Alternative Loan Trust
0.712% due 09/25/2046	1,575	567
0.722% due 06/25/2037	1,609	597
0.740% due 12/20/2046	4,532	1,470
0.755% due 07/20/2046	1,989	719
0.922% due 03/25/2034	443	369
2.633% due 02/25/2036	855	347
2.943% due 07/20/2035	880	311
5.345% due 06/25/2037	7,983	1,547
5.409% due 10/25/2035	553	319
5.500% due 02/25/2034	158	135
5.895% due 02/25/2037	1,806	922
6.137% due 08/25/2036	1,085	745

Countrywide Home Loan Mortgage Pass-Through Trust
0.792% due 02/25/2035	549	279
0.862% due 06/25/2035	5,850	3,450
0.872% due 08/25/2035	893	730
4.338% due 06/20/2035	967	466
4.500% due 10/25/2018	90	74
4.696% due 08/25/2034	9,125	8,911
4.812% due 04/20/2035	4,733	3,482
4.886% due 08/25/2034	7,704	6,289
5.000% due 02/25/2033	156	156
5.000% due 05/25/2034	3,299	3,062
5.229% due 01/20/2035	928	668
5.250% due 02/20/2036	114	57
5.500% due 04/25/2033	3,509	3,506
5.500% due 10/25/2035	1,754	1,741
5.500% due 11/25/2035	1,086	925
5.850% due 05/25/2036	556	482

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	800	486

CS First Boston Mortgage Securities Corp.
4.566% due 10/25/2033	6,644	6,063
4.878% due 07/25/2033	1,451	1,206
4.990% due 11/25/2032	38	37
5.138% due 01/25/2034	5,558	3,583
5.185% due 03/25/2034	143	108
6.500% due 04/25/2033	228	192

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CW Capital Cobalt Ltd.
5.223% due 08/15/2048	$20,000	$12,977
5.484% due 04/15/2047	700	457

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.592% due 01/25/2047	716	638
0.602% due 03/25/2037	2,938	2,812
0.622% due 10/25/2036	148	123
5.000% due 10/25/2018	567	547
5.500% due 12/25/2035	2,000	642

First Horizon Alternative Mortgage Securities
5.402% due 09/25/2035	169	77
5.543% due 07/25/2035	556	302

First Horizon Asset Securities, Inc.
0.792% due 02/25/2035	40	23
4.738% due 12/25/2033	1,385	1,044
4.914% due 02/25/2035	981	801
5.000% due 03/25/2034	3,501	3,480
5.168% due 06/25/2033	5,096	4,080

First Republic Mortgage Loan Trust
0.856% due 08/15/2032	2,253	1,915
0.906% due 11/15/2031	429	343
0.956% due 11/15/2032	531	434
1.002% due 06/25/2030	538	464

GMAC Commercial Mortgage Securities, Inc.
5.238% due 11/10/2045	20,000	15,991

GMAC Mortgage Corp. Loan Trust
4.696% due 06/25/2034	1,515	875
5.298% due 11/19/2035	963	621
5.500% due 09/25/2034	4,861	4,629

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	25,000	18,093

GS Mortgage Securities Corp. II
1.568% due 03/06/2020	3,000	1,881

GSAA Trust
6.000% due 04/01/2034	1,191	1,027

GSR Mortgage Loan Trust
0.872% due 01/25/2034	2,515	1,990
3.935% due 06/25/2034	1,201	860
4.382% due 12/25/2034	22,825	19,313
4.465% due 06/25/2034	94	73
4.500% due 08/25/2019	796	783
4.513% due 03/25/2033	114	96
4.541% due 09/25/2035	21,880	12,270
5.000% due 08/25/2019	576	556
5.020% due 05/25/2035	286	140
5.178% due 01/25/2036	897	492
5.346% due 11/25/2035	1,330	814
6.000% due 03/25/2032	54	51

GSRPM Mortgage Loan Trust
0.922% due 11/25/2031	691	642

Harborview Mortgage Loan Trust
0.686% due 04/19/2038	2,515	873
0.736% due 07/19/2046	1,626	592
0.746% due 02/19/2046	2,677	969
0.756% due 02/19/2046	141	24
0.776% due 05/19/2035	146	54
3.908% due 06/19/2034	10,000	4,702
4.957% due 05/19/2033	2,820	2,191

Indymac ARM Trust
4.442% due 01/25/2032	12	8

Indymac Index Mortgage Loan Trust
0.612% due 11/25/2046	785	723
0.622% due 01/25/2037	257	238
0.712% due 09/25/2046	1,296	478
0.742% due 04/25/2046	2,168	778
1.302% due 05/25/2034	671	339
5.168% due 01/25/2035	3,770	1,867

110	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	$16,100	$10,783
5.429% due 12/12/2043	20,000	13,807
5.475% due 04/15/2043	20,000	14,557
5.552% due 05/12/2045	20,000	15,280

JPMorgan Mortgage Trust
4.500% due 06/25/2035	126	97
4.768% due 07/25/2035	3,463	1,070
4.818% due 12/25/2034	380	296
4.826% due 12/25/2034	182	125
4.946% due 11/25/2035	16,402	12,940
4.971% due 08/25/2035	3,572	2,651
5.005% due 07/25/2035	1,813	1,204
5.116% due 10/25/2035	600	306
5.298% due 07/25/2035	10,011	7,326
5.373% due 08/25/2035	1,400	770
5.399% due 11/25/2035	854	649

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	34	34

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.636% due 09/15/2021	1,101	817

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	9,236	7,287
4.556% due 07/25/2034	6,495	4,203
4.847% due 01/25/2036	218	147

MASTR Asset Securitization Trust
5.000% due 04/25/2018	3,137	3,132
5.000% due 05/25/2018	700	700
5.250% due 09/25/2033	141	140
5.500% due 09/25/2033	2,019	1,857
5.750% due 05/25/2036	6,849	6,546

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,000	631
5.414% due 07/12/2046	28,500	18,865
5.485% due 03/12/2051	500	288

Merrill Lynch Floating Trust
0.626% due 06/15/2022	1,109	779

Merrill Lynch Mortgage Investors, Inc.
4.868% due 06/25/2035	2,948	2,114
5.486% due 09/25/2033	36	32

MLCC Mortgage Investors, Inc.
0.832% due 08/25/2028	245	158
0.852% due 06/25/2028	594	346
2.161% due 03/25/2028	1,929	1,439
4.250% due 10/25/2035	4,477	3,609
4.967% due 04/25/2035	479	336
5.183% due 01/25/2029	4,842	4,672

Morgan Stanley Capital I
0.617% due 10/15/2020	2,401	1,772
5.692% due 04/15/2049	600	392

Morgan Stanley Mortgage Loan Trust
4.253% due 07/25/2034	2,221	2,004
4.750% due 08/25/2034	284	284

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	160	84

Opteum Mortgage Acceptance Corp.
0.782% due 07/25/2035	1,330	1,109

Prime Mortgage Trust
0.922% due 02/25/2019	11	11
0.922% due 02/25/2034	33	26

Residential Accredit Loans, Inc.
0.822% due 08/25/2035	1,068	466
0.952% due 02/25/2033	936	818
5.380% due 04/25/2035	14	3

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Asset Mortgage Products, Inc.
5.250% due 09/25/2034	$1,560	$1,552
7.500% due 12/25/2031	2,007	2,009

Residential Asset Securitization Trust
1.022% due 03/25/2033	708	610
3.750% due 10/25/2018	68	65

Residential Funding Mortgage Securities I
5.000% due 04/25/2018	124	118
5.582% due 02/25/2036	640	349
6.500% due 03/25/2032	139	126

Sequoia Mortgage Trust
0.845% due 12/20/2034	488	285
1.445% due 12/20/2032	10	8
2.114% due 05/20/2034	1,035	637

Structured Adjustable Rate Mortgage Loan Trust
0.742% due 05/25/2037	19,152	6,683
0.762% due 03/25/2035	361	155
0.822% due 09/25/2034	432	138
4.391% due 03/25/2034	160	124
4.623% due 03/25/2034	743	527
4.896% due 07/25/2034	498	367
5.278% due 08/25/2034	3,070	2,102
5.496% due 07/25/2035	639	377

Structured Asset Mortgage Investments, Inc.
0.622% due 09/25/2047	3,045	2,819
0.692% due 03/25/2037	6,113	1,197
0.712% due 03/25/2037	5,454	842
0.742% due 05/25/2036	8,743	3,081
0.752% due 02/25/2036	2,120	806
0.896% due 05/19/2035	43	21
0.976% due 02/19/2033	948	643
4.709% due 02/19/2035	1,759	1,249

Structured Asset Securities Corp.
4.469% due 05/25/2032	71	70
4.707% due 11/25/2033	262	196
4.863% due 10/25/2035	759	449
5.111% due 07/25/2032	1	1
5.404% due 03/25/2033	2,444	2,114

TBW Mortgage-Backed Pass-Through Certificates
0.622% due 09/25/2036	312	309

Thornburg Mortgage Securities Trust
0.622% due 03/25/2037	14,549	12,707
0.632% due 11/25/2046	2,061	1,771
0.642% due 07/25/2036	2,371	2,049
0.642% due 09/25/2046	3,421	2,943
0.672% due 11/25/2046	3,099	2,589

Wachovia Bank Commercial Mortgage Trust
0.646% due 09/15/2021	7,380	5,091

Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	501	345

WaMu Mortgage Pass-Through Certificates
0.742% due 08/25/2046	7,527	4,694
0.752% due 04/25/2045	397	162
0.762% due 06/25/2046	3,724	2,157
0.792% due 12/25/2045	5,332	2,207
0.812% due 07/25/2045	5,816	2,441
0.812% due 10/25/2045	7,801	3,220
0.812% due 12/25/2045	65	27
0.832% due 01/25/2045	7,498	3,014
0.842% due 08/25/2045	315	135
0.860% due 11/25/2034	233	115
0.870% due 11/25/2034	6,102	3,105
1.062% due 12/25/2027	4,562	3,225
2.333% due 02/25/2047	2,204	679
2.393% due 04/25/2047	94	37
2.443% due 12/25/2046	2,446	905
2.633% due 08/25/2046	246	81
2.833% due 11/25/2042	648	395
3.033% due 08/25/2042	54	37

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.133% due 07/25/2046	$2,209	$1,129
3.133% due 11/25/2046	1,310	868
3.742% due 03/25/2034	2,663	1,905
3.932% due 06/25/2033	1,433	1,174
3.955% due 05/25/2046	172	82
3.955% due 08/25/2046	5,469	1,930
3.955% due 09/25/2046	544	210
4.264% due 08/25/2033	6,184	4,518
4.670% due 04/25/2035	1,500	1,390
4.678% due 05/25/2035	2,037	1,800
4.830% due 10/25/2035	7,389	2,890
4.831% due 09/25/2035	953	689
4.918% due 08/25/2035	4,133	3,156
5.414% due 02/25/2037	2,489	1,359
5.500% due 06/25/2034	677	661
5.500% due 07/25/2034	222	222
5.695% due 02/25/2037	1,286	675
5.845% due 02/25/2037	1,462	860

Washington Mutual MSC Mortgage Pass-Through Certificates
4.773% due 02/25/2031	27	26
5.610% due 02/25/2033	154	122
5.667% due 02/25/2033	117	95

Wells Fargo Mortgage-Backed Securities Trust
1.022% due 07/25/2037	1,836	842
3.581% due 06/25/2035	10,000	9,951
4.059% due 11/25/2034	10,564	8,415
4.191% due 06/25/2035	3,595	2,401
4.372% due 09/25/2034	535	422
4.494% due 01/25/2035	234	226
4.500% due 08/25/2018	9,366	8,971
4.500% due 11/25/2018	6,439	6,248
4.542% due 11/25/2034	23,812	17,873
4.544% due 02/25/2035	434	335
4.553% due 03/25/2035	3,130	2,109
4.610% due 10/25/2035	1,895	1,426
4.652% due 09/25/2033	16,413	13,830
4.679% due 01/25/2034	2,257	1,897
4.704% due 12/25/2033	1,906	1,602
4.726% due 07/25/2034	10,572	10,190
4.750% due 10/25/2018	7,872	7,673
4.950% due 03/25/2036	5,315	3,357
4.985% due 12/25/2034	1,124	787
5.000% due 07/25/2019	81	80
5.002% due 10/25/2035	316	223
5.077% due 03/25/2036	8,974	5,376
5.240% due 04/25/2036	213	129
5.593% due 07/25/2036	902	476
6.000% due 09/25/2036	699	594

Total Mortgage-Backed Securities (Cost $1,012,992)		706,344

ASSET-BACKED SECURITIES 17.6%

American Express Credit Account Master Trust
0.586% due 12/15/2013	3,000	2,772
1.056% due 02/15/2012	189	177

Aurum CLO 2002-1 Ltd.
1.524% due 04/15/2014	4,487	3,921

BA Credit Card Trust
1.136% due 04/15/2013	700	669

BankAmerica Manufactured Housing Contract Trust
6.940% due 04/10/2023	13,022	13,086

Bear Stearns Asset-Backed Securities Trust
0.572% due 11/25/2036	615	514
0.592% due 12/25/2036	71	55
5.061% due 10/25/2036	6,227	3,623
5.072% due 10/25/2036	4,180	3,195
5.685% due 10/25/2036	7,192	4,046
6.250% due 12/25/2036	8,207	5,742
6.250% due 02/25/2037	15,752	6,554

See Accompanying Notes	Annual Report	March 31, 2009	111

Schedule of Investments  Short-Term Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Bear Stearns Second Lien Trust
1.322% due 12/25/2036	$21,100	$1,201

Capital Auto Receivables Asset Trust
2.006% due 10/15/2012	8,600	7,898

Carrington Mortgage Loan Trust
0.622% due 06/25/2037	1,179	880

Chase Issuance Trust
1.026% due 06/15/2012	4,950	4,518

Citibank Credit Card Issuance Trust
0.592% due 04/24/2014	650	588

Conseco Financial Corp.
6.110% due 09/01/2023	3,139	3,040

Countrywide Asset-Backed Certificates
0.632% due 10/25/2046	424	381
0.782% due 05/25/2036	6,684	5,270

First Franklin Mortgage Loan Asset-Backed Certificates
0.632% due 04/25/2036	884	823

Ford Credit Auto Owner Trust
2.176% due 05/15/2012	5,000	4,700

Franklin Auto Trust
1.545% due 10/20/2011	8,962	8,764

HFC Home Equity Loan Asset-Backed Certificates
0.725% due 01/20/2036	3,864	2,380
1.345% due 11/20/2036	1,530	1,367

Home Equity Asset Trust
1.122% due 11/25/2032	8	3

Home Equity Mortgage Trust
5.321% due 04/25/2035	947	590

HSI Asset Securitization Corp. Trust
0.572% due 10/25/2036	147	91
0.632% due 12/25/2036	9,000	1,966

Indymac Residential Asset-Backed Trust
1.042% due 10/25/2035	1,600	258

Irwin Home Equity Corp.
1.062% due 07/25/2032	322	178

JPMorgan Mortgage Acquisition Corp.
0.542% due 11/25/2036	314	288
0.571% due 07/25/2036	18,267	16,562
0.602% due 03/25/2037	95	80
0.612% due 10/25/2036	729	597
0.632% due 08/25/2036	210	204

Lehman XS Trust
0.592% due 05/25/2046	97	94
0.672% due 04/25/2037	16,581	9,981
5.390% due 11/25/2035	19,381	9,381

Long Beach Mortgage Loan Trust
0.702% due 08/25/2035	176	166
0.802% due 10/25/2034	382	156
1.222% due 03/25/2032	95	72

Madison Avenue Manufactured Housing Contract
1.972% due 03/25/2032	15,397	10,526

Massachusetts Educational Financing Authority
2.109% due 04/25/2038	10,410	8,795

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MASTR Asset-Backed Securities Trust
0.572% due 01/25/2037	$9,804	$4,132

MBNA Credit Card Master Note Trust
0.616% due 11/16/2015	3,000	2,534

Merrill Lynch Mortgage Investors, Inc.
0.702% due 09/25/2036	1,063	256

Morgan Stanley IXIS Real Estate Capital Trust
0.632% due 11/25/2036	15,000	7,539

Morgan Stanley Mortgage Loan Trust
0.592% due 01/25/2047	7,835	7,034

Nationstar Home Equity Loan Trust
0.642% due 04/25/2037	5,194	4,643

Nationstar NIM Trust
8.000% due 06/25/2037	24	0

New Century Home Equity Loan Trust
0.702% due 05/25/2036	1,652	1,157
0.782% due 06/25/2035	1,312	1,006

Renaissance Home Equity Loan Trust
0.962% due 08/25/2033	458	269
1.222% due 08/25/2032	10	5
1.622% due 09/25/2037	9,249	7,666

Residential Asset Mortgage Products, Inc.
0.582% due 12/25/2036	60	59
0.592% due 02/25/2037	2,801	2,419
0.602% due 10/25/2036	577	535

Residential Asset Securities Corp.
0.592% due 02/25/2037	2,271	1,997
0.602% due 10/25/2036	115	112
0.632% due 07/25/2036	1,065	942
0.632% due 04/25/2037	4,610	4,120

SACO I, Inc.
0.902% due 11/25/2035	1,395	734

Salomon Brothers Mortgage Securities VII, Inc.
0.822% due 03/25/2032	172	147

SBI HELOC Trust
0.692% due 08/25/2036	189	167

Securitized Asset-Backed Receivables LLC Trust
0.602% due 11/25/2036	8,030	3,971

SLM Student Loan Trust
1.159% due 01/25/2018	50	50

Soundview Home Equity Loan Trust
0.582% due 11/25/2036	1,493	1,218
0.602% due 06/25/2037	4,746	3,574
0.622% due 10/25/2036	28	27
0.632% due 01/25/2037	10,000	7,288
0.672% due 06/25/2037	35,000	14,179

Specialty Underwriting & Residential Finance
0.622% due 11/25/2037	13,000	9,925
1.202% due 01/25/2034	50	33

Stone Tower CLO Ltd.
1.445% due 08/21/2013	3,726	3,317

Structured Asset Securities Corp.
0.572% due 09/25/2036	650	586
0.602% due 01/25/2037	453	393

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
0.722% due 11/25/2035	$1,338	$1,256
0.812% due 01/25/2033	801	406

Trapeza CDO I LLC
3.245% due 11/16/2034	1,000	151

Vanderbilt Acquisition Loan Trust
7.120% due 05/07/2032	5,000	3,964

WaMu Asset-Backed Certificates
0.632% due 01/25/2037	14,656	6,350

Wells Fargo Home Equity Trust
0.762% due 10/25/2035	976	891
0.772% due 12/25/2035	793	728

WMC Mortgage Loan Pass-Through Certificates
1.236% due 05/15/2030	206	183

Total Asset-Backed Securities (Cost $393,272)		252,115

SHORT-TERM INSTRUMENTS 11.7%

CERTIFICATES OF DEPOSIT 1.8%

Unicredito Italiano NY
1.156% due 05/15/2009	25,000	25,000

REPURCHASE AGREEMENTS 0.4%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	2,504	2,504
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $2,557. Repurchase proceeds are $2,504.)

JPMorgan Chase Bank N.A.
0.190% due 04/01/2009	3,600	3,600
(Dated 03/31/2009. Collateralized by Freddie Mac 4.750% due 11/17/2015 valued at $3,691. Repurchase proceeds are $3,600.)

		6,104

U.S. CASH MANAGEMENT BILLS 0.0%
0.220% due 04/29/2009 (d)	560	560

U.S. TREASURY BILLS 9.5%
0.121% due 04/02/2009 - 06/11/2009 (b)(d)	136,590	136,578

Total Short-Term Instruments (Cost $168,242)		168,242

PURCHASED OPTIONS (g) 0.5%
(Cost $1,993)		7,365

Total Investments 137.6% (Cost $2,473,180)		$1,976,718

Written Options (h) (0.5%) (Premiums $2,026)		(7,026)

Other Assets and Liabilities (Net) (37.1%)		(533,493)

Net Assets 100.0%		$1,436,199

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	The Short-Term Portfolio is investing in shares of affiliated Funds.
(d)	Securities with an aggregate market value of $130,419 have been pledged as collateral for swap and swaption contracts on March 31, 2009.

112	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(e)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $409,875 at a weighted average interest rate of 2.209%. On March 31, 2009, securities valued at $448,337 were pledged as collateral for reverse repurchase agreements.
(f)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Asset Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 2.793% due 07/20/2018	JPM	(1.750%	)	07/20/2018	$2,500	$2,084	$0	$2,084
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 2.743% due 10/20/2020	CITI	(2.150%	)	10/20/2020	500	429	0	429
Telos CLO Ltd. 3-Month USD-LIBOR plus 3.054% due 10/11/2021	GSC	(2.500%	)	10/11/2021	2,000	1,789	0	1,789

						$ 4,302	$0	$4,302

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX Financing Co.	JPM	(0.500%	)	12/20/2016	1.569%	$3,000	$208	$0	$208
Alcan, Inc.	JPM	(0.420%	)	06/20/2015	1.879%	2,500	198	0	198
AutoZone, Inc.	JPM	(0.650%	)	12/20/2012	1.100%	3,000	47	0	47
AutoZone, Inc.	RBS	(0.810%	)	12/20/2015	1.062%	2,500	37	0	37
BAE Systems Holdings, Inc.	UBS	(0.140%	)	12/20/2011	1.400%	2,000	66	0	66
Bank of America Corp.	DUB	(0.180%	)	12/20/2016	3.457%	10,000	1,735	0	1,735
Bear Stearns Cos., Inc.	CITI	(4.050%	)	09/20/2012	2.162%	5,863	(362)	0	(362)
BHP Billiton Finance Ltd.	BOA	(0.135%	)	03/20/2012	1.869%	3,000	147	0	147
Boston Scientific Corp.	UBS	(0.500%	)	06/20/2011	1.600%	2,500	59	0	59
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	3.454%	3,100	425	0	425
Consumers Energy Co.	BOA	(0.090%	)	03/20/2012	2.900%	3,000	231	0	231
Countrywide Financial Corp.	JPM	(0.710%	)	06/20/2016	5.425%	5,000	1,271	0	1,271
Daimler Finance N.A. LLC	BCLY	(0.535%	)	09/20/2011	3.000%	5,000	285	0	285
Daimler Finance N.A. LLC	BCLY	(0.580%	)	09/20/2011	3.000%	4,000	223	0	223
Daimler Finance N.A. LLC	RBS	(0.480%	)	09/20/2011	3.000%	5,000	291	0	291
Dominion Resources, Inc.	BOA	(0.455%	)	03/20/2016	0.681%	3,000	42	0	42
DPL, Inc.	CSFB	(0.330%	)	09/20/2011	0.708%	2,600	24	0	24
HSBC Finance Corp.	BNP	(0.165%	)	12/20/2013	10.417%	5,000	1,542	0	1,542
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	9.118%	3,000	1,046	0	1,046
HSBC Finance Corp.	RBS	(0.200%	)	12/20/2011	12.113%	6,300	1,518	0	1,518
iStar Financial, Inc.	RBS	(0.565%	)	12/20/2013	49.902%	6,000	3,825	0	3,825
Johnson Controls, Inc.	JPM	(0.280%	)	03/20/2011	7.499%	5,000	658	0	658
Johnson Controls, Inc.	JPM	(0.500%	)	03/20/2016	6.359%	3,000	833	0	833
Kerr-McGee Corp.	RBS	(0.160%	)	09/20/2011	0.474%	4,100	31	0	31
Kroger Co.	MSC	(0.560%	)	03/20/2013	1.094%	4,000	80	0	80
Lennar Corp.	JPM	(0.660%	)	12/20/2011	5.899%	3,000	366	0	366
Morgan Stanley	RBS	(0.275%	)	12/20/2015	3.448%	3,000	492	0	492
Morgan Stanley	RBS	(0.320%	)	12/20/2016	3.307%	5,000	856	0	856
ORIX Corp.	MLP	(0.280%	)	12/20/2011	21.998%	5,000	1,856	0	1,856
Progress Energy, Inc.	MLP	(0.100%	)	03/20/2011	0.598%	3,348	32	0	32
Sealed Air Corp.	MSC	(0.590%	)	09/20/2013	2.800%	5,000	434	0	434
SLM Corp.	RBS	(0.190%	)	12/20/2011	31.183%	8,000	3,336	0	3,336
Textron Financial Corp.	JPM	(0.110%	)	06/20/2010	15.932%	2,000	341	0	341
Time Warner, Inc.	BCLY	(0.700%	)	12/20/2016	1.044%	5,000	114	0	114
Viacom, Inc.	UBS	(0.470%	)	06/20/2011	2.829%	3,000	149	97	52
Weatherford International Ltd.	DUB	(0.410%	)	12/20/2013	3.308%	2,500	295	0	295

							$22,731	$97	$22,634

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Berkshire Hathaway Finance Corp.	JPM	0.900%	09/20/2009	4.297%	$5,000	$(79)	$0	$(79)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	9.395%	3,000	(381)	0	(381)

						$(460)	$0	$(460)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE A 06-1 Index	DUB	0.540%	07/25/2045	$350	$(322)	$(24)	$(298)
ABX.HE A 06-1 Index	MLP	0.540%	07/25/2045	300	(276)	(21)	(255)
ABX.HE A 06-1 Index	UBS	0.540%	07/25/2045	350	(322)	(24)	(298)
ABX.HE AA 07-1 Index	BOA	0.150%	08/25/2037	20,000	(19,397)	(17,750)	(1,647)
ABX.HE AA 07-1 Index	CSFB	0.150%	08/25/2037	60,000	(58,191)	(46,200)	(11,991)

See Accompanying Notes	Annual Report	March 31, 2009	113

Schedule of Investments  Short-Term Portfolio  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AAA 06-1 Index	DUB	0.180%	07/25/2045	$4,725	$(1,700)	$(602)	$(1,098)
ABX.HE AAA 06-1 Index	MLP	0.180%	07/25/2045	14,176	(5,097)	(1,595)	(3,502)
ABX.HE AAA 07-1 Index	CITI	0.090%	08/25/2037	25,000	(18,841)	(11,937)	(6,904)
CDX.IG-7 5-Year Index 10-15%	GSC	0.060%	12/20/2011	25,000	(3,387)	0	(3,387)
CDX.IG-7 5-Year Index 10-15%	JPM	0.068%	12/20/2011	75,000	(10,149)	0	(10,149)
CDX.IG-7 10-Year Index 15-30%	DUB	0.157%	12/20/2016	25,000	(2,687)	0	(2,687)
CDX.IG-7 10-Year Index 15-30%	GSC	0.152%	12/20/2016	25,000	(2,695)	0	(2,695)
CDX.IG-7 10-Year Index 15-30%	MLP	0.144%	12/20/2016	25,000	(2,709)	0	(2,709)

					$(125,773)	$(78,153)	$(47,620)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	MSC	$4,000	$(321)	$90	$(411)
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS	13,100	(1,148)	(1,056)	(92)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA	49,800	(17,205)	(6,708)	(10,497)

						$(18,674)	$(7,674)	$(11,000)

(g)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$29,400	$314	$1,107
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	20,500	219	772
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	8,500	95	320
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	30,900	301	1,164
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	68,800	736	2,592
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	31,000	328	1,410

							$1,993	$7,365

(h)	Written options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	$6,500	$163	$549
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	4,800	157	529
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	6,800	225	749
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	2,800	93	308
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	10,300	329	1,135
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	22,900	744	2,523
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	10,300	315	1,233

							$2,026	$7,026

114	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

Transactions in written call and put options for the period ended March 31, 2009:

	Notional Amount	Premium
Balance at 03/31/2008	$144,600	$2,777
Sales	64,400	2,026
Closing Buys	(144,600)	(2,777)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2009	$64,400	$2,026

(i)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.500%	04/01/2039	$3,400	$3,486	$3,529
Freddie Mac	5.500%	04/01/2039	1,800	1,839	1,868
Freddie Mac	6.000%	04/01/2039	3,800	3,923	3,973

				$9,248	$9,370

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$87,514	$1,881,734	$7,470	$1,976,718
Short Sales, at value	0	(9,370)	0	(9,370)
Other Financial Instruments ++	0	(43,472)	4,302	(39,170)

Total	$87,514	$1,828,892	$11,772	$1,928,178

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$70,511	$(5,338)	$664	$(538)	$(12,733)	$(45,096)	$7,470
Other Financial Instruments ++	8,055	0	0	0	(3,753)	0	4,302

Total	$78,566	$(5,338)	$664	$(538)	$(16,486)	$(45,096)	$11,772

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	115

Schedule of Investments  U.S. Government Sector Portfolio

	SHARES	VALUE (000S)
PIMCO FUNDS (b) 3.0%

Short-Term Floating NAV Portfolio	9,597,844	$96,026

Total PIMCO Funds (Cost $96,020)		96,026

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 13.3%

BANKING & FINANCE 12.0%

American Express Bank FSB
0.584% due 06/12/2009	$27,600	27,273

American Express Credit Corp.
0.578% due 04/06/2009	2,800	2,798

Bank of America Corp.
1.352% due 09/25/2009	2,000	1,984
1.356% due 11/06/2009	20,000	19,738

Bank of Scotland PLC
1.182% due 07/17/2009	2,500	2,486

Bear Stearns Cos. LLC
1.448% due 08/15/2011	100	93

Caterpillar Financial Services Corp.
1.306% due 05/18/2009	1,300	1,296

Citigroup, Inc.
1.424% due 06/09/2009	2,000	1,960
8.400% due 04/29/2049	43,800	24,808

General Electric Capital Corp.
2.214% due 12/09/2011	75,000	76,411

Goldman Sachs Group, Inc.
1.532% due 06/28/2010	11,600	11,076
1.821% due 10/07/2011	2,000	1,800

Governor & Co. of the Bank of Ireland
1.359% due 12/18/2009	5,500	5,335

HSBC Finance Corp.
1.192% due 10/21/2009	18,600	17,583
1.411% due 03/12/2010	8,100	7,180

JPMorgan Chase & Co.
1.256% due 01/17/2011	400	381
1.276% due 06/26/2009	2,500	2,499

Kreditanstalt fuer Wiederaufbau
3.500% due 03/10/2014	200	201

Merrill Lynch & Co., Inc.
1.328% due 08/14/2009	5,900	5,773
1.454% due 02/05/2010	100	94

Morgan Stanley
1.291% due 05/07/2009	15,200	15,177
1.392% due 01/18/2011	100	90
3.338% due 05/14/2010	200	195

New York Community Bank
3.000% due 12/16/2011	20,000	20,502

Regions Bank
3.250% due 12/09/2011	45,000	46,869

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/25/2049	39,600	32,147

SunTrust Bank
3.000% due 11/16/2011	45,000	46,341

U.S. Trade Funding Corp.
4.260% due 11/15/2014	8,285	8,980

		381,070

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 0.5%

CVS Caremark Corp.
1.561% due 06/01/2010	$14,100	$13,591

Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	550	572

Yum! Brands, Inc.
6.875% due 11/15/2037	3,000	2,497

		16,660

UTILITIES 0.8%

AT&T, Inc.
1.334% due 02/05/2010	22,000	21,945

Ohio Power Co.
1.605% due 04/05/2010	2,400	2,345

		24,290

Total Corporate Bonds & Notes (Cost $436,149)		422,020

MUNICIPAL BONDS & NOTES 0.2%

Florida State Board of Education General Obligation Bonds, Series 2008
4.750% due 06/01/2034	1,200	1,112

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	2,675	1,924

Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2007
4.500% due 07/01/2025	2,020	1,853

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,100	1,109

Total Municipal Bonds & Notes (Cost $6,727)		5,998

U.S. GOVERNMENT AGENCIES 47.7%

Fannie Mae
0.582% due 12/25/2036	3,812	3,408
0.642% due 03/25/2034	1,750	1,561
0.652% due 03/25/2036	3,135	2,675
0.742% due 07/25/2032	932	913
0.762% due 06/25/2033	1,456	1,119
0.782% due 06/25/2032	3	2
0.842% due 03/25/2032	705	488
0.862% due 11/25/2032	11	9
0.872% due 05/25/2042	854	776
1.012% due 08/25/2021 - 03/25/2022	132	129
1.162% due 08/25/2022	35	34
1.262% due 04/25/2022	58	57
1.422% due 04/25/2032	1,009	1,011
3.022% due 02/01/2041 - 09/01/2044	8,901	8,779
3.022% due 03/01/2044 - 10/01/2044 (f)	8,916	8,784
3.222% due 11/01/2030	2	2
3.770% due 11/01/2035	1,364	1,395
3.800% due 11/01/2035 (f)	3,009	3,079
4.007% due 11/01/2020	28	29
4.021% due 03/01/2018	26	26
4.272% due 06/01/2021	2,146	2,139
4.327% due 12/01/2032	9	9
4.386% due 10/01/2032	53	52
4.500% due 04/25/2016 - 05/01/2023	26,058	26,621
4.525% due 12/01/2031	11	11

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.552% due 05/01/2025	$17	$17
4.650% due 08/01/2014	32	33
4.683% due 09/01/2017	25	25
4.699% due 01/01/2018	19	19
4.754% due 12/01/2029	10	10
4.757% due 07/01/2018	539	539
4.759% due 03/01/2035	3,680	3,713
4.836% due 06/01/2032	5	5
4.970% due 02/01/2026	14	14
5.000% due 01/25/2017 - 04/01/2039	194,102	204,419
5.000% due 02/01/2038 (f)	21,845	22,587
5.047% due 08/01/2036	953	973
5.053% due 09/01/2031	94	96
5.062% due 12/01/2022	54	55
5.105% due 01/01/2018	94	94
5.125% due 09/01/2022	5	5
5.145% due 09/01/2028	38	39
5.163% due 09/01/2033	6	7
5.250% due 05/01/2022	14	14
5.272% due 01/01/2036 (f)	5,718	5,880
5.285% due 05/01/2032	24	25
5.329% due 01/01/2029 - 12/01/2029	41	41
5.344% due 12/01/2029	26	27
5.347% due 10/01/2025	39	40
5.415% due 09/01/2032	7	7
5.500% due 01/01/2027 - 12/01/2038	129,346	134,184
5.507% due 12/01/2035	933	960
5.598% due 03/01/2026	21	22
5.650% due 11/01/2014	23	24
5.722% due 08/01/2028	13	14
5.780% due 09/01/2026	835	845
5.800% due 02/09/2026	30,000	31,219
5.950% due 02/25/2044	6,194	6,377
6.000% due 05/01/2037	4,234	4,430
6.000% due 10/01/2038 (f)	26,640	27,859
6.125% due 08/15/2017	8,965	9,017
6.210% due 08/06/2038	14,200	16,956
6.250% due 05/15/2029	32,900	41,345
6.320% due 06/01/2025	20	20
6.625% due 11/15/2030	44,225	58,295
7.250% due 05/15/2030	69,000	96,745

Farmer Mac
7.320% due 07/25/2011	1,750	1,751

Federal Home Loan Bank
4.070% due 07/16/2014	1,000	1,001
4.625% due 09/11/2020	30,800	32,474
5.000% due 11/17/2017	300	329
5.125% due 08/15/2019	98,000	105,482
6.640% due 12/13/2016	75	92

Freddie Mac
0.000% due 12/11/2025	9,084	4,114
0.762% due 07/25/2031	718	649
0.906% due 12/15/2030 - 06/15/2031	3,214	3,173
0.956% due 11/15/2016 - 03/15/2017	4,793	4,757
1.056% due 06/15/2030 - 12/15/2032	1,203	1,185
1.106% due 06/15/2031	332	327
1.262% due 02/15/2027	28	27
3.022% due 10/25/2044	6,375	6,212
3.023% due 02/25/2045	1,965	1,689
3.222% due 07/25/2044	4,259	4,174
3.518% due 02/01/2032	12	12
3.750% due 03/27/2019	31,600	32,117
3.937% due 02/01/2032	23	23
4.000% due 06/15/2022 - 10/15/2023	1,611	1,612
4.080% due 05/14/2009	30	30
4.217% due 08/01/2019	48	49

116	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.250% due 05/22/2013 - 02/15/2025	$4,278	$4,316
4.365% due 12/01/2031	9	9
4.499% due 02/01/2018	53	54
4.500% due 07/06/2010 - 09/15/2035	28,446	28,228
4.648% due 07/01/2020	189	191
4.661% due 02/01/2035 (f)	6,172	6,319
4.697% due 06/01/2035 (f)	18,056	18,234
4.875% due 06/13/2018	14,986	16,662
4.913% due 02/01/2024	47	48
4.918% due 01/01/2032	46	46
4.998% due 10/01/2031	9	9
4.999% due 03/01/2025	2	2
5.000% due 04/18/2017 - 01/15/2034	52,199	55,443
5.083% due 05/01/2032	20	20
5.084% due 03/01/2035	360	370
5.125% due 11/17/2017	635	710
5.159% due 04/01/2027	21	21
5.218% due 07/01/2029	23	23
5.229% due 08/01/2020	38	39
5.231% due 08/01/2031	3	3
5.300% due 02/01/2025	12	12
5.400% due 03/17/2021	500	537
5.500% due 08/15/2030 - 08/01/2038	12,678	13,380
5.625% due 11/23/2035	74,000	76,504
6.500% due 10/25/2043	1,799	1,884
6.750% due 03/15/2031	225	301

Ginnie Mae
4.125% due 10/20/2023 - 10/20/2024	141	142
4.625% due 07/20/2025 - 08/20/2026	1,029	1,035
5.000% due 05/20/2034	27,050	27,645
5.250% due 02/20/2030	1,741	1,780
5.375% due 04/20/2023 - 04/20/2032	1,758	1,793
8.500% due 03/20/2025	73	80

Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	772	760
1.000% due 03/25/2025 - 07/25/2025	643	634
1.100% due 01/25/2019 - 11/25/2024	883	873
4.500% due 03/01/2023	962	999
4.760% due 09/01/2025	26,569	28,068
4.770% due 04/01/2024	7,541	7,971
4.875% due 09/10/2013	1,328	1,364
4.930% due 01/01/2024	5,920	6,285
5.136% due 08/10/2013	8,881	9,218
5.240% due 08/01/2023	3,789	4,008
7.060% due 11/01/2019	1,201	1,299
7.220% due 11/01/2020	1,030	1,128
7.449% due 08/01/2010	111	114
8.017% due 02/10/2010	720	746

Tennessee Valley Authority
5.375% due 04/01/2056	22,600	23,856
5.500% due 06/15/2038	35,000	37,817
5.880% due 04/01/2036	175,000	198,697

U.S. Department of Housing and Urban Development
4.930% due 08/01/2014	4,000	4,358
5.190% due 08/01/2016	5,000	5,402

Total U.S. Government Agencies (Cost $1,461,846)		1,520,820

U.S. TREASURY OBLIGATIONS 24.2%

U.S. Treasury Bonds
5.250% due 11/15/2028 (e)	106,800	131,431

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.250% due 02/15/2029 (e)	$58,000	$71,503
5.500% due 08/15/2028 (e)	94,700	119,648
6.125% due 11/15/2027	48,000	64,575
6.250% due 08/15/2023	66,300	87,267
8.000% due 11/15/2021 (e)	109,100	161,502
8.125% due 08/15/2021 (e)	37,500	55,770

U.S. Treasury Strips
0.000% due 05/15/2020	50,000	34,118
0.000% due 05/15/2021	50,000	32,424
0.000% due 08/15/2026	25,000	12,896

Total U.S. Treasury Obligations (Cost $752,810)		771,134

MORTGAGE-BACKED SECURITIES 17.0%

Banc of America Funding Corp.
4.606% due 02/20/2036	36,903	24,432

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	985	960

Bear Stearns Adjustable Rate Mortgage Trust
4.625% due 10/25/2035	13,799	8,369
4.626% due 11/25/2034	4,192	3,334
4.750% due 10/25/2035	14,245	13,435
5.031% due 04/25/2033	819	692
5.206% due 01/25/2034	886	601
5.299% due 04/25/2033	69	66
5.320% due 02/25/2033	150	132
5.419% due 04/25/2033	1,033	890

Bear Stearns Alt-A Trust
0.682% due 02/25/2034	5,312	1,949
5.491% due 09/25/2035	16,147	7,991
5.718% due 11/25/2036	44,113	20,407
5.721% due 11/25/2036	32,740	15,042

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	125	124

Bear Stearns Mortgage Funding Trust
0.592% due 02/25/2037	6,651	5,840

CBA Commercial Small Balance Commercial Mortgage
0.802% due 12/25/2036	3,961	1,785

CC Mortgage Funding Corp.
0.652% due 05/25/2048	8,540	3,096
0.772% due 08/25/2035	1,848	1,202

Citigroup Commercial Mortgage Trust
0.626% due 08/15/2021	52	43

Citigroup Mortgage Loan Trust, Inc.
4.222% due 12/25/2035	3,615	2,777
4.700% due 12/25/2035	27,120	20,361
4.900% due 10/25/2035	54,024	34,889

Countrywide Alternative Loan Trust
0.625% due 09/20/2046	1,957	1,918
0.682% due 02/25/2047	1,581	605
0.702% due 05/25/2047	9,797	3,189
0.722% due 05/25/2036	975	351
0.725% due 02/20/2047	12,862	4,570
0.732% due 05/25/2035	2,078	900
0.755% due 03/20/2046	10,063	3,659
0.802% due 12/25/2035	842	339
2.633% due 02/25/2036	984	399
4.500% due 06/25/2035	772	713
5.500% due 03/25/2036	7,795	4,538

Countrywide Home Loan Mortgage Pass-Through Trust
0.752% due 05/25/2035	3,358	1,442
0.812% due 04/25/2035	768	330
0.852% due 02/25/2035	2,119	936
0.862% due 02/25/2035	1,271	590
0.862% due 06/25/2035	341	201
4.713% due 08/25/2034	5,368	3,245
4.938% due 04/25/2035	1,143	860

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.783% due 09/20/2036	$15,541	$5,764

CS First Boston Mortgage Securities Corp.
4.462% due 05/25/2032	69	62
4.510% due 06/25/2032	72	51

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.592% due 01/25/2047	1,504	1,341
0.602% due 02/25/2037	1,726	1,572

Downey Savings & Loan Association Mortgage Loan Trust
0.816% due 08/19/2045	1,827	755

First Republic Mortgage Loan Trust
0.806% due 11/15/2030	771	625
1.002% due 06/25/2030	717	618

GMAC Commercial Mortgage Securities, Inc.
6.957% due 09/15/2035	402	408

Greenpoint Mortgage Funding Trust
0.602% due 10/25/2046	9,609	7,700
0.602% due 01/25/2047	8,679	7,431
0.742% due 06/25/2045	1,733	740

GS Mortgage Securities Corp. II
0.608% due 03/06/2020	10,080	7,061

GSR Mortgage Loan Trust
5.038% due 04/25/2036	11,318	6,030

GSRPM Mortgage Loan Trust
1.222% due 01/25/2032	266	200

Harborview Mortgage Loan Trust
0.646% due 01/19/2038	2,783	2,507
0.686% due 04/19/2038	4,266	1,480
0.776% due 05/19/2035	4,230	1,560
0.926% due 02/19/2034	1,261	971

Impac CMB Trust
1.522% due 07/25/2033	217	158

Impac Secured Assets CMN Owner Trust
0.602% due 01/25/2037	3,126	2,137

Indymac Index Mortgage Loan Trust
0.612% due 11/25/2046	4,550	4,195
0.622% due 01/25/2037	334	310
0.842% due 02/25/2035	6,800	2,817

JPMorgan Mortgage Trust
4.768% due 07/25/2035	39,474	29,953
5.005% due 07/25/2035	5,288	3,511
5.351% due 02/25/2036	10,352	8,509

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.636% due 09/15/2021	2,422	1,797

MASTR Adjustable Rate Mortgages Trust
0.632% due 05/25/2047	347	336
4.680% due 05/25/2034	563	414

MASTR Asset Securitization Trust
4.500% due 03/25/2018	2,116	2,079
5.500% due 09/25/2033	1,180	1,085

Mellon Residential Funding Corp.
0.906% due 11/15/2031	2,896	2,230
0.996% due 12/15/2030	3,233	2,608

Merrill Lynch Floating Trust
0.626% due 06/15/2022	3,550	2,493

Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032	583	483

Morgan Stanley Capital I
0.617% due 10/15/2020	12,333	9,100
4.490% due 01/13/2041	350	337

New Century Alternative Mortgage Loan Trust
0.582% due 07/25/2036	2,784	2,724

Prime Mortgage Trust
5.000% due 02/25/2019	3,286	3,207

See Accompanying Notes	Annual Report	March 31, 2009	117

Schedule of Investments  U.S. Government Sector Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Accredit Loans, Inc.
0.622% due 09/25/2046	$2,932	$2,176
0.822% due 08/25/2035	3,245	1,417
0.922% due 01/25/2033	1,811	1,513
0.922% due 03/25/2033	5,260	4,762
2.993% due 09/25/2045	1,327	535

Residential Asset Mortgage Products, Inc.
5.000% due 09/25/2034	599	581
8.500% due 10/25/2031	1,375	1,344

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	257	233

Sequoia Mortgage Trust
0.895% due 07/20/2033	3,332	2,534
0.906% due 10/19/2026	2,531	2,030
1.015% due 07/20/2033	2,343	1,393

Structured Adjustable Rate Mortgage Loan Trust
2.914% due 01/25/2035	1,047	413

Structured Asset Mortgage Investments, Inc.
0.592% due 08/25/2036	1,594	1,512
0.622% due 09/25/2047	1,502	1,391
0.712% due 06/25/2036	908	328
0.742% due 05/25/2036	40,718	14,348
0.846% due 07/19/2034	624	337
0.906% due 03/19/2034	1,139	711

Structured Asset Securities Corp.
0.572% due 05/25/2036	1,796	1,649
4.863% due 10/25/2035	3,149	1,865

TBW Mortgage-Backed Pass-Through Certificates
0.622% due 09/25/2036	266	263
0.632% due 01/25/2037	3,673	3,294

Thornburg Mortgage Securities Trust
0.622% due 03/25/2037	16,003	13,978
0.632% due 11/25/2046	12,690	10,900
0.642% due 09/25/2046	16,200	13,939

Wachovia Bank Commercial Mortgage Trust
0.646% due 09/15/2021	30,718	21,190

WaMu Mortgage Pass-Through Certificates
0.752% due 04/25/2045	5,215	2,134
0.782% due 11/25/2045	3,613	1,471
0.792% due 12/25/2045	2,165	896
0.812% due 10/25/2045	4,317	1,782
1.062% due 12/25/2027	8,649	6,114
2.363% due 01/25/2047	2,840	1,043
2.443% due 12/25/2046	5,591	2,069
2.613% due 06/25/2046	7,911	3,018
2.633% due 02/25/2046	5,945	2,219
2.833% due 11/25/2042	1,448	881
3.033% due 06/25/2042	1,129	852
3.046% due 05/25/2041	632	558
3.133% due 07/25/2046	13,745	7,024
3.133% due 11/25/2046	2,388	1,583
3.705% due 02/27/2034	1,445	1,155
3.742% due 03/25/2034	659	471
3.955% due 05/25/2046	1,463	695
3.955% due 08/25/2046	34,978	12,342
3.955% due 09/25/2046	5,776	2,233
3.955% due 10/25/2046	3,008	1,181
3.955% due 12/25/2046	3,163	1,254

Washington Mutual MSC Mortgage Pass-Through Certificates
4.665% due 05/25/2033	124	68
5.610% due 02/25/2033	6	5
5.667% due 02/25/2033	73	59

Wells Fargo Mortgage-Backed Securities Trust
3.734% due 09/25/2034	3,836	3,162
4.265% due 07/25/2035	10,574	8,655
4.486% due 11/25/2033	595	499
4.500% due 11/25/2018	6,969	6,762

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.950% due 03/25/2036	$69,859	$44,117

Total Mortgage-Backed Securities (Cost $885,533)		543,499

ASSET-BACKED SECURITIES 8.1%

Accredited Mortgage Loan Trust
0.572% due 02/25/2037	2,453	2,178

ACE Securities Corp.
0.572% due 07/25/2036	274	268
0.572% due 08/25/2036	1,350	764
0.602% due 10/25/2036	747	703
0.672% due 12/25/2035	1,057	1,017

Argent Securities, Inc.
0.572% due 09/25/2036	54	54

Asset-Backed Funding Certificates
0.582% due 10/25/2036	527	510
0.872% due 06/25/2034	8,073	4,031

Asset-Backed Securities Corp. Home Equity
0.572% due 11/25/2036	467	459
0.572% due 12/25/2036	409	366
0.602% due 05/25/2037	874	628
1.076% due 06/15/2031	486	372
1.096% due 11/15/2031	44	34

Bear Stearns Asset-Backed Securities Trust
0.562% due 02/25/2037	3,462	3,051
0.572% due 11/25/2036	2,982	2,492
0.582% due 05/25/2036	196	192
0.592% due 12/25/2036	1,056	811
0.602% due 10/25/2036	1,624	1,400
0.632% due 11/25/2036	7,645	5,528
1.022% due 11/25/2042	4,446	3,094
1.182% due 10/25/2032	152	88

Carrington Mortgage Loan Trust
0.572% due 08/25/2036	76	75
0.572% due 10/25/2036	2,253	2,118
0.572% due 12/25/2036	2,084	1,904
0.682% due 01/25/2036	2,600	2,416
0.842% due 10/25/2035	2,047	1,770

CIT Group Home Equity Loan Trust
0.792% due 06/25/2033	287	187

Citigroup Mortgage Loan Trust, Inc.
0.562% due 12/25/2036	2,886	2,505
0.582% due 01/25/2037	365	356
0.582% due 05/25/2037	2,485	1,980
0.582% due 07/25/2045	4,314	3,066
0.622% due 10/25/2036	4,360	3,860
0.632% due 08/25/2036	2,021	1,781
0.632% due 03/25/2037	1,384	1,144

Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,493	751

Countrywide Asset-Backed Certificates
0.572% due 07/25/2037	4,388	3,745
0.572% due 12/25/2046	682	669
0.572% due 03/25/2047	996	958
0.572% due 05/25/2047	2,313	2,099
0.582% due 03/25/2037	566	545
0.602% due 10/25/2047	1,500	1,327
0.622% due 09/25/2037	1,468	1,293
0.622% due 09/25/2047	2,294	1,959
0.682% due 02/25/2036	558	523
0.702% due 09/25/2036	3,421	2,381
0.712% due 06/25/2036	2,507	1,801
1.002% due 12/25/2031	200	104

Credit-Based Asset Servicing & Securitization LLC
0.582% due 11/25/2036	1,998	1,765
0.592% due 01/25/2037	3,010	1,924
0.612% due 12/25/2037	1,445	1,353

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CS First Boston Mortgage Securities Corp.
1.142% due 01/25/2032	$143	$68

First Franklin Mortgage Loan Asset-Backed Certificates
0.562% due 09/25/2036	2,393	2,250
0.562% due 01/25/2038	2,539	2,334
0.572% due 11/25/2036	9,767	8,707
0.572% due 12/25/2036	1,280	1,250
0.572% due 03/25/2037	12,662	11,328
0.592% due 12/25/2037	1,570	1,440
0.892% due 12/25/2034	118	73

Fremont Home Loan Trust
0.572% due 10/25/2036	1,777	1,613
0.582% due 01/25/2037	3,253	2,768

GE-WMC Mortgage Securities LLC
0.562% due 08/25/2036	800	629

GSAMP Trust
0.562% due 10/25/2046	1,086	993
0.592% due 10/25/2036	131	106
0.592% due 12/25/2036	3,290	2,395
0.612% due 11/25/2035	312	84

GSRPM Mortgage Loan Trust
0.902% due 09/25/2042	548	541

HFC Home Equity Loan Asset-Backed Certificates
0.895% due 09/20/2033	1,334	989

Home Equity Asset Trust
0.582% due 05/25/2037	1,242	987
1.442% due 02/25/2033	1	1

HSI Asset Securitization Corp. Trust
0.572% due 10/25/2036	2,529	1,577
0.572% due 12/25/2036	1,006	904

Indymac Residential Asset-Backed Trust
0.582% due 04/25/2037	2,157	2,039
0.602% due 07/25/2037	1,755	1,506
0.652% due 04/25/2047	2,307	2,069

IXIS Real Estate Capital Trust
0.582% due 05/25/2037	86	62

JPMorgan Mortgage Acquisition Corp.
0.542% due 11/25/2036	502	461
0.562% due 08/25/2036	158	156
0.572% due 07/25/2036	1,454	1,343
0.572% due 08/25/2036	2,288	2,061
0.572% due 10/25/2036	5,949	5,231
0.582% due 05/25/2037	2,689	2,224
0.582% due 03/25/2047	1,924	1,469
0.602% due 08/25/2036	714	642
0.602% due 03/25/2037	1,418	1,199

LA Arena Funding LLC
7.656% due 12/15/2026	79	69

Lehman ABS Mortgage Loan Trust
0.612% due 06/25/2037	1,918	1,363

Lehman XS Trust
0.592% due 05/25/2046	445	434
0.602% due 08/25/2046	667	662
0.602% due 11/25/2046	4,622	4,324
0.642% due 11/25/2036	1,480	1,425

Long Beach Mortgage Loan Trust
0.562% due 11/25/2036	2,747	2,527
0.572% due 08/25/2036	736	705
0.582% due 10/25/2036	819	784
0.702% due 08/25/2035	176	166
0.802% due 10/25/2034	1,548	634

MASTR Asset-Backed Securities Trust
0.572% due 11/25/2036	1,296	1,213
0.582% due 11/25/2036	1,915	1,766
0.602% due 05/25/2037	2,347	2,038

118	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MBNA Credit Card Master Note Trust
0.656% due 12/15/2011	$2,300	$2,284

Merrill Lynch First Franklin Mortgage Loan Trust
0.582% due 07/25/2037	4,305	3,788

Merrill Lynch Mortgage Investors, Inc.
0.582% due 04/25/2037	15	15
0.592% due 08/25/2036	3,275	3,086
0.592% due 07/25/2037	1,696	1,537
0.642% due 02/25/2037	1,475	1,224

Mid-State Trust
7.340% due 07/01/2035	270	225

Morgan Stanley ABS Capital I
0.562% due 10/25/2036	2,299	2,102
0.562% due 01/25/2037	6,668	5,804
0.572% due 09/25/2036	2,106	1,996
0.572% due 10/25/2036	1,957	1,710
0.572% due 11/25/2036	4,450	4,159
0.582% due 05/25/2037	11,733	9,485

Morgan Stanley Home Equity Loan Trust
0.572% due 12/25/2036	2,959	2,634

Morgan Stanley IXIS Real Estate Capital Trust
0.572% due 11/25/2036	2,227	2,034

Morgan Stanley Mortgage Loan Trust
0.592% due 01/25/2047	4,777	4,289

Nationstar Home Equity Loan Trust
0.582% due 03/25/2037	1,347	1,207
0.582% due 06/25/2037	3,538	2,932
0.642% due 04/25/2037	1,797	1,606

New Century Home Equity Loan Trust
0.702% due 05/25/2036	2,230	1,561
0.782% due 06/25/2035	796	649

Option One Mortgage Loan Trust
0.562% due 02/25/2037	434	423
0.572% due 01/25/2037	2,328	2,184
0.582% due 07/25/2037	1,664	1,369

Park Place Securities, Inc.
0.782% due 09/25/2035	617	396

Popular ABS Mortgage Pass-Through Trust
0.612% due 06/25/2047	3,498	2,655

Renaissance Home Equity Loan Trust
1.022% due 12/25/2033	1,750	958
1.222% due 08/25/2032	2	1

Residential Asset Mortgage Products, Inc.
0.592% due 02/25/2037	1,753	1,514
0.622% due 08/25/2046	1,164	1,087

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Asset Securities Corp.
0.582% due 01/25/2037	$3,326	$2,836
0.592% due 11/25/2036	3,284	3,164
0.592% due 02/25/2037	1,476	1,298
0.632% due 04/25/2037	2,110	1,886

Salomon Brothers Mortgage Securities VII, Inc.
0.822% due 03/25/2032	130	112
1.422% due 01/25/2032	147	80

Saxon Asset Securities Trust
1.042% due 08/25/2032	21	20

SBI HELOC Trust
0.692% due 08/25/2036	1,751	1,546

Securitized Asset-Backed Receivables LLC Trust
0.562% due 01/25/2037	2,896	2,561
0.572% due 09/25/2036	800	702
0.582% due 12/25/2036	4,535	3,755
0.602% due 11/25/2036	1,557	770

SLM Student Loan Trust
1.149% due 07/25/2017	2,868	2,863

Soundview Home Equity Loan Trust
0.582% due 11/25/2036	1,880	1,534
0.602% due 01/25/2037	1,282	1,226
0.602% due 06/25/2037	2,618	1,972
0.622% due 10/25/2036	33	33

Specialty Underwriting & Residential Finance
0.567% due 11/25/2037	1,179	1,131
0.582% due 01/25/2038	2,548	2,144

Structured Asset Investment Loan Trust
0.562% due 09/25/2036	742	683
0.572% due 07/25/2036	3,521	3,087

Structured Asset Securities Corp.
0.602% due 01/25/2037	1,058	917
0.622% due 01/25/2037	1,989	1,302
0.922% due 05/25/2034	487	376

Truman Capital Mortgage Loan Trust
0.862% due 01/25/2034	72	71

WaMu Asset-Backed Certificates
0.572% due 01/25/2037	3,711	3,108

Wells Fargo Home Equity Trust
0.572% due 01/25/2037	490	478
0.622% due 03/25/2037	517	467

Total Asset-Backed Securities (Cost $308,828)		259,044

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SOVEREIGN ISSUES 3.3%

Export-Import Bank of Korea
1.351% due 06/01/2009	$12,000	$11,983

Israel Government AID Bond
0.000% due 11/01/2024	178,000	92,410

Total Sovereign Issues (Cost $89,705)		104,393

SHORT-TERM INSTRUMENTS 5.6%

REPURCHASE AGREEMENTS 1.5%

Fixed Income Clearing Corp.
0.080% due 04/01/2009	5,949	5,949
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 4.250% due 01/15/2011 valued at $6,068. Repurchase proceeds are $5,949.)

JPMorgan Chase Bank N.A.
0.160% due 04/01/2009	41,000	41,000
(Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% due 01/31/2014 valued at $41,740. Repurchase proceeds are $41,000.)

		46,949

U.S. TREASURY BILLS 4.1%
0.198% due 04/02/2009 - 06/11/2009 (a)(c)(d)	131,875	131,860

Total Short-Term Instruments (Cost $178,808)		178,809

PURCHASED OPTIONS (h) 3.0%
(Cost $25,502)		94,954

Total Investments 125.4% (Cost $4,241,928)		$3,996,697

Written Options (i) (2.9%) (Premiums $27,049)		(92,219)

Other Assets and Liabilities (Net) (22.5%)		(716,473)

Net Assets 100.0%		$3,188,005

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	The U.S. Government Sector Portfolio is investing in shares of affiliated Funds.
(c)	Securities with an aggregate market value of $116,686 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(d)	Securities with an aggregate market value of $1,490 have been pledged as collateral for delayed-delivery securities on March 31, 2009.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $128,323 at a weighted average interest rate of 1.799%. On March 31, 2009, securities valued at $419,621 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $56,692 and cash of $25,924 have been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	8,807	$60,615
90-Day Eurodollar December Futures	Long	12/2010	1	1
90-Day Eurodollar June Futures	Long	06/2009	16,500	94,338
90-Day Eurodollar June Futures	Long	06/2010	1	0

See Accompanying Notes	Annual Report	March 31, 2009	119

Schedule of Investments  U.S. Government Sector Portfolio  (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar March Futures	Long	03/2010	5,850	$41,958
90-Day Eurodollar September Futures	Long	09/2009	12,000	78,994
90-Day Eurodollar September Futures	Long	09/2010	1	1
U.S. Treasury 2-Year Note June Futures	Long	06/2009	558	899
U.S. Treasury 5-Year Note June Futures	Long	06/2009	380	625
U.S. Treasury 10-Year Note June Futures	Long	06/2009	5,429	16,132

				$293,563

(g)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	9.554%	$3,640	$(406)	$0	$(406)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	9.395%	3,000	(381)	0	(381)
General Electric Capital Corp.	BNP	1.100%	12/20/2009	10.020%	1,500	(92)	0	(92)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	9.395%	1,800	(223)	0	(223)
General Electric Capital Corp.	GSC	0.830%	12/20/2009	10.020%	1,500	(95)	0	(95)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	10.009%	3,000	(122)	0	(122)

						$(1,319)	$0	$(1,319)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	5.000%	12/20/2009	UBS	$470,000	$17,394	$(4,145)	$21,539
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS	3,058,000	105,723	0	105,723
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	29,400	1,466	927	539
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	MSC	1,573,150	139,973	(25,608)	165,581
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	MSC	56,950	4,578	3,783	795
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MLP	252,500	(48,770)	(7,146)	(41,624)
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC	250,610	(48,406)	(3,257)	(45,149)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY	30,800	(2,867)	(2,162)	(705)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA	5,800	(540)	(474)	(66)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS	135,800	(12,644)	(11,170)	(1,474)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP	180,750	(41,508)	(3,577)	(37,931)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	RBS	71,700	(16,465)	0	(16,465)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CITI	33,100	(3,176)	(4,004)	828
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB	159,600	(15,313)	(19,389)	4,076
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS	5,400	202	(252)	454
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS	68,900	(23,788)	(9,281)	(14,507)

						$55,859	$(85,755)	$141,614

(h)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$362,300	$3,874	$13,646
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	258,200	2,749	9,725
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	93,700	1,049	3,529
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	558,900	5,302	21,052
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	837,200	8,931	31,534
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	340,100	3,597	15,468

							$25,502	$94,954

120	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2009

(i)	Written options outstanding on March 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	$ 83,700	$2,101	$7,072
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	56,600	1,849	6,236
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	86,000	2,847	9,474
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	31,200	1,030	3,437
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	186,300	5,837	20,524
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	279,100	9,057	30,747
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	113,400	3,472	13,569

							$26,193	$91,059

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC Citigroup, Inc.	$3.000	09/19/2009	$1,784	$856	$1,160

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2008	0	$2,340,000	$46,530
Sales	10,228	838,084	32,288
Closing Buys	(1,068)	(2,124,600)	(42,011)
Expirations	(4,580)	(215,400)	(6,775)
Exercised	(4,580)	0	(2,983)

Balance at 03/31/2009	0	$838,084	$27,049

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 03/31/2009
Investments, at value	$96,027	$3,898,848	$1,822	$3,996,697
Other Financial Instruments ++	293,563	48,076	0	341,639

Total	$389,590	$3,946,924	$1,822	$4,338,336

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$21,914	$(2,045)	$(61)	$(10)	$(8,811)	$(9,165)	$1,822
Other Financial Instruments ++	2,376	0	0	0	(2,376)	0	0

Total	$24,290	$(2,045)	$(61)	$(10)	$(11,187)	$(9,165)	$1,822

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2009	121

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the 13 portfolios (the “Portfolios”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Portfolios have adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedules of Investments for each respective portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedules of Investments and disclosures within Footnote 4(d), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies, a Portfolio’s NAV will be calculated based upon the NAVs of such investments. A Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment advisor, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values

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of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Portfolio, except the Short-Term Floating NAV Portfolio, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the Short-Term Floating NAV Portfolio are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Statement of Cash Flows  FASB Statement of Financial Accounting Standards No. 95, Statement of Cash Flows (“FAS 95”), requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided. FASB Statement of Financial Accounting Standards No. 102, Statement of Cash Flows—Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale, (“FAS 102”) exempts investment companies meeting certain conditions from the requirements of FAS 95. One of the conditions to be met under FAS 102 is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

(g) New Accounting Pronouncements  In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FAS 133. FAS 161 amends and expands the qualitative and quantitative disclosure requirements of FAS 133 for derivative and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

On April 9, 2009, the FASB issued Staff Position No. FAS 157-4 (the “FSP”) to provide additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for an asset or liability have significantly decreased. This FSP also includes requirements to disclose the inputs and valuation technique(s) used to measure fair value and guidance on identifying circumstances that indicate when a transaction is not considered orderly. The FSP is effective for fiscal years and interim periods ending after June 15, 2009.

Management is currently evaluating the impact the adoption of FAS 161 and the FSP will have on the Portfolios’ financial statement disclosures.

3.  CASH, SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios

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and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. When delayed-delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Portfolios to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may

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not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities  Certain Portfolios may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statements of Assets and Liabilities.

(f) Repurchase Agreements  Each Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Residual Interest Bonds (“RIBs”)  Certain Portfolios may invest in RIBs, which are created via a master trust agreement between a broker-dealer, acting as trustor and liquidity provider, and an investment bank, acting as trustee and tender agent. The master trust agreement defines the terms for each trust series; with each series being established by the transfer of long-term, fixed-rate municipal bonds (“Fixed Rate Bonds”) to the trustee to be held and provide for the creation, execution and delivery of floater certificates (“Floating Rate Notes”) and RIBs. Floating Rate Notes are liquid notes that are issued with a short-term variable rate typically linked to the weekly SIFMA rate. After interest income is paid on the Floating Rate Notes at current rates, the residual income from the Fixed Rate Bonds is paid to the RIBs. RIBs are issued with a coupon that fluctuates inversely with the Floating Rate Notes’ referenced rate, subject to certain limitations. Therefore, rising short-term rates result in lower income for the RIBs and vice versa.

Floating Rate Notes are generally remarketed to municipal money market funds. RIBs are acquired by either tax-exempt municipal bond funds or trusts, or other parties interested in obtaining potentially higher yielding tax-exempt securities or gaining levered exposure to the municipal bond market. Floating Rate Note holders typically have the option to tender their notes to the liquidity provider for redemption at par at each reset date. The RIBs holders have the option to (i) require the Floating Rate Note holders to tender their notes at par, and (ii) require the liquidity provider to transfer the Fixed Rate Bonds to the RIBs holders. The holders of RIBs bear substantially all of the downside investment risk associated with the underlying Fixed Rate Bonds, and also benefit from a disproportionate amount of the potential appreciation of the underlying Fixed Rate Bonds’ value. RIBs may be more volatile and less liquid than other municipal bonds of comparable maturity.

RIBs may be acquired with or without first transferring to the trustor the Fixed Rate Bonds that were utilized to create the trust series. RIBs acquired without a transfer of Fixed Rate Bonds are recognized as purchases of securities as outlined in Note 2(b). Statement of Financial Accounting Standards No. 140—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“FAS No. 140”), governs the standards for accounting for securitizations and other transfers of financial assets. If there is a transfer of Fixed Rate Bonds and it meets sale criteria under FAS No. 140, a Portfolio records a sale of the Fixed Rate Bonds and a purchase of the RIBs. The cash received from the RIBs is then recorded as interest income in the Statements of Operations.

If the transfer of Fixed Rate Bonds does not meet sale criteria under FAS No. 140, a Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bonds in its Schedule of Investments, and recording the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in the Portfolio’s Statements of Assets and Liabilities. In a secured borrowing transaction, cash received from the RIBs is not recorded as interest income. Instead, a Portfolio records interest income related to the Fixed Rate Bonds and interest expense related to the Floating Rate Notes, the net of which is equal to the cash received from the RIBs acquired by the Portfolio. Thus, while a Portfolio’s reported total income, net expenses, and net expense ratio are generally higher for investments in RIBs acquired via a secured borrowing, the method of acquiring RIBs does not result in differences for reported cash flows, NAV or total return.

(h) Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2009 are disclosed in the Notes to the Schedules of Investments.

(i) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by a Portfolio may decline below the repurchase price of the security. A Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(j) Short Sales  Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills,

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notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(l) When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

(a) Foreign Currency Contracts  Certain Portfolios may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker, an amount of cash segregated on the Statements of Assets and Liabilities or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing

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put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss or cost basis of the security.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Portfolio may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A

Annual Report	March 31, 2009	127

Notes to Financial Statements  (Cont.)

credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2009 for which a Portfolio is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Portfolios may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Portfolios may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  MARKET AND CREDIT RISK

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolios to credit risk, consist principally of cash due from counterparties and investments.

128	PIMCO Funds	Private Account Portfolio Series

March 31, 2009

PIMCO, as the investment advisor, minimizes credit risks to the Portfolios by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolios overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Portfolios are a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolios and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain portfolios had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net changes in realized gain (loss) on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the following table.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee
Asset-Backed Securities Portfolio	0.02%		0.03%
Developing Local Markets Portfolio	0.02%		0.10%
Emerging Markets Portfolio	0.02%		0.10%
High Yield Portfolio	0.02%		0.03%
International Portfolio	0.02%		0.10%
Investment Grade Corporate Portfolio	0.02%		0.03%
Long Duration Corporate Bond Portfolio	0.02%		0.03%
Mortgage Portfolio	0.02%		0.03%
Municipal Sector Portfolio	0.02%		0.03%
Real Return Portfolio	0.02%		0.03%
Short-Term Floating NAV Portfolio	0.00%	(1)	0.00%
Short-Term Portfolio	0.02%		0.03%
U.S. Government Sector Portfolio	0.02%		0.03%

(1)

By investing in the Portfolio, each Investing Fund agrees that 0.01% of the fee that each Investing Fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the

Annual Report	March 31, 2009	129

Notes to Financial Statements  (Cont.)

Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Long Duration Corporate Bond Portfolio’s supervisory and administrative fees in the Portfolio’s first fiscal year, to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Portfolio Name	All Classes
Long Duration Corporate Bond Portfolio	0.05%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to the Administrator at March 31, 2009, were as follows (amounts in thousands):

Portfolio Name	Recoverable Amounts
Long Duration Corporate Bond Portfolio	$17

Each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Distributor  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS No. 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 6.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2008, the Portfolios below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
Asset-Backed Securities Portfolio	$59,407	$21,911
Developing Local Markets Portfolio	44,742	6,475,343
Emerging Markets Portfolio	235,174	179,723
High Yield Portfolio	6,093	5,844
International Portfolio	397,009	0
Investment Grade Corporate Portfolio	223,812	292,486
Long Duration Corporate Bond Portfolio	1,062	0
Mortgage Portfolio	203,428	0
Municipal Sector Portfolio	82,051	18,086
Real Return Portfolio	41,209	15,138
Short-Term Portfolio	10,806	330,280
U.S. Government Sector Portfolio	77,045	127,551

130	PIMCO Funds	Private Account Portfolio Series

March 31, 2009

Each Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolios. The table below shows each Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2009 (amounts in thousands):

Fund Name	Market Value 03/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 03/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
Asset-Backed Securities Portfolio	$0	$49,002	$29,300	$1	$19,705	$2	$2
Developing Local Markets Portfolio	0	75,206	55,800	0	19,406	6	0
Emerging Markets Portfolio	0	204,068	186,000	1	18,064	68	(4)
High Yield Portfolio	0	127,511	115,700	0	11,817	11	6
International Portfolio	0	670,587	666,800	0	3,842	187	54
Investment Grade Corporate Portfolio	0	485,735	275,750	7	210,000	35	9
Long Duration Corporate Bond Portfolio	0	60,905	37,700	0	23,210	5	5
Mortgage Portfolio	0	1,593,893	1,463,600	0	130,310	93	17
Real Return Portfolio	0	365,250	346,900	0	18,354	50	4
Short-Term Portfolio	0	160,409	72,900	5	87,514	9	1
U.S. Government Sector Portfolio	0	134,612	38,600	6	96,026	12	8

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
Asset-Backed Securities Portfolio	$1,568,438	$1,660,851	$375,766	$278,912
Developing Local Markets Portfolio	490,553	617,021	174,751	610,461
Emerging Markets Portfolio	1,663,364	2,021,341	732,594	963,732
High Yield Portfolio	2,654,965	2,871,097	655,947	1,259,165
International Portfolio	10,975,997	13,132,408	4,110,853	2,450,570
Investment Grade Corporate Portfolio	3,760,130	4,140,485	4,376,418	2,321,981
Long Duration Corporate Bond Portfolio	67,978	41,590	305,791	49,552
Mortgage Portfolio	282,470,108	277,922,223	4,424,519	1,649,888
Municipal Sector Portfolio	0	0	949,000	375,115
Real Return Portfolio	14,296,160	14,306,723	622,108	527,990
Short-Term Portfolio	5,471,276	5,896,965	802,391	1,005,637
U.S. Government Sector Portfolio	31,330,187	31,766,087	759,916	647,898

Annual Report	March 31, 2009	131

Notes to Financial Statements  (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset-Backed Securities Portfolio				Developing Local Markets Portfolio				Emerging Markets Portfolio
	Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	21,214	$213,752	63,345	$687,500	90,220	$635,612	96,423	$1,153,135	37,783	$312,650	175,995	$1,960,613
Issued as reinvestment of distributions	13,287	110,957	3,851	41,298	6,254	35,376	7,814	93,072	6,257	58,594	20,307	215,690
Cost of shares redeemed	(65,043)	(611,113)	(15,212)	(166,593)	(152,604)	(1,318,306)	(62,250)	(748,179)	(122,990)	(1,209,681)	(119,861)	(1,289,392)
Net increase (decrease) resulting from Portfolio share transactions	(30,542)	$(286,404)	51,984	$562,205	(56,130)	$(647,318))	41,987	$498,028	(78,950)	$(838,437)	76,441	$886,911

	High Yield Portfolio				International Portfolio				Investment Grade Corporate Portfolio
	Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	13,511	$109,935	227,781	$1,881,107	50,533	$212,358	915,619	$4,031,711	372,159	$3,341,126	308,031	$3,045,390
Issued as reinvestment of distributions	14,663	87,398	12,501	103,221	18,168	72,820	58,166	257,324	22,243	188,162	11,493	112,828
Cost of shares redeemed	(117,428)	(851,677)	(119,726)	(1,004,379)	(385,739)	(1,634,797)	(805,711)	(3,637,128)	(296,909)	(2,488,779)	(55,362)	(552,005)
Net increase (decrease) resulting from Portfolio share transactions	(89,254)	$(654,344)	120,556	$979,949	(317,038)	$(1,349,619)	168,074	$651,907	97,493	$1,040,509	264,162	$2,606,213

	Long Duration Corporate Bond Portfolio		Mortgage Portfolio				Municipal Sector Portfolio
	Period from 12/22/2008 to 03/31/2009		Year Ended 03/31/2009		Year Ended 03/31/2008		Year Ended 03/31/2009		Year Ended 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	32,245	$288,898	366,742	$3,823,862	642,749	$6,729,297	108,636	$787,708	24,046	$231,279
Issued as reinvestment of distributions	46	402	85,174	862,534	60,972	635,436	3,074	23,941	1,764	17,367
Cost of shares redeemed	(1,620)	(15,030)	(755,820)	(7,706,796)	(294,361)	(3,102,617)	(23,822)	(189,958)	(9,840)	(98,318)
Net increase (decrease) resulting from Portfolio share transactions	30,671	$274,270	(303,904)	$(3,020,400)	409,360	$4,262,116	87,888	$621,691	15,970	$150,328

	Real Return Portfolio				Short-Term Floating NAV Portfolio		Short-Term Portfolio
	Year Ended 03/31/2009		Year Ended 03/31/2008		Period from 10/17/2008 to 03/31/2009		Year Ended 03/31/2009		Year Ended 03/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	76,466	$627,829	23,828	$251,177	1,982,373	$19,830,900	105,235	$951,575	214,496	$2,072,435
Issued as reinvestment of distributions	8,310	69,477	5,276	55,525	297	2,973	18,954	152,391	22,264	213,556
Cost of shares redeemed	(35,347)	(370,545)	(54,454)	(584,009)	(1,424,317)	(14,248,950)	(306,162)	(2,648,088)	(417,550)	(4,055,563)
Net increase (decrease) resulting from Portfolio share transactions	49,429	$326,761	(25,350)	$(277,307)	558,353	$5,584,923	(181,973)	$(1,544,122)	(180,790)	$(1,769,572)

132	PIMCO Funds	Private Account Portfolio Series

March 31, 2009

	U.S. Government Sector Portfolio
	Year Ended 03/31/2009		Year Ended 03/31/2008
	Shares	Amount	Shares	Amount
Receipts for shares sold	116,397	$1,329,111	183,054	$2,000,707
Issued as reinvestment of distributions	121,394	1,134,546	24,500	266,071
Cost of shares redeemed	(214,639)	(2,543,116)	(646,656)	(7,022,375)
Net increase (decrease) resulting from Portfolio share transactions	23,152	$(79,459)	(439,102)	$(4,755,597)

11.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Pacific Investment Management Company LLC (“PIMCO”), a subsidiary of Allianz Global Investors of America L.P., and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. PIMCO has appealed the class certification. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of March 31, 2009, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	March 31, 2009	133

Notes to Financial Statements  (Cont.)

As of March 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
Asset-Backed Securities Portfolio	$0	$0	$10,568	$(308,150)	$0	$0	$0
Developing Local Markets Portfolio	0	7,680	0	(18,668)	(134)	(18,810)	(80,691)
Emerging Markets Portfolio	0	0	0	(133,204)	(352)	(10,911)	(82,473)
High Yield Portfolio	0	18,404	0	(150,779)	0	(39,903)	(131,410)
International Portfolio	0	280,861	0	(111,968)	(24,633)	(323,573)	0
Investment Grade Corporate Portfolio	0	37,094	0	(952,471)	0	(88,360)	(74,007)
Long Duration Corporate Portfolio	0	927	0	(7,343)	0	0	(668)
Mortgage Portfolio	0	203,296	10,359	(633,551)	0	0	0
Municipal Sector Portfolio	2,123	1,739	0	(22,787)	0	(12,320)	(33,529)
Real Return Portfolio	0	1,747	0	(6,195)	(3,623)	(1,607)	(14,016)
Short-Term Floating NAV Portfolio	0	158	0	1,406	0	0	0
Short-Term Portfolio	0	9,317	0	(533,242)	0	(149,149)	(44,446)
U.S. Government Sector Portfolio	0	30,430	53,855	(210,175)	(7,557)	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2008 through March 31, 2009 which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2009, the Portfolios had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolios will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2012	2013	2014	2015	2016	2017
Developing Local Markets Portfolio	$0	$0	$0	$0	$0	$18,810
Emerging Markets Portfolio	0	0	0	0	0	10,911
High Yield Portfolio	0	0	0	0	0	39,903
International Portfolio	0	0	0	292,480	31,093	0
Investment Grade Corporate Portfolio	0	0	0	0	0	88,360
Mortgage Portfolio	0	0	0	126,137	(119,116)	(7,021)
Municipal Sector Portfolio	0	0	0	0	0	12,320
Real Return Portfolio	0	0	0	0	0	1,607
Short-Term Portfolio	0	8,847	5,660	5,243	43,531	85,868

134	PIMCO Funds	Private Account Portfolio Series

March 31, 2009

As of March 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
Asset-Backed Securities Portfolio	$1,152,744	$4,530	$(262,169)	$(257,639)
Developing Local Markets Portfolio	112,154	142	(16,299)	(16,157)
Emerging Markets Portfolio	828,664	1,411	(111,947)	(110,536)
High Yield Portfolio	554,889	30,141	(163,629)	(133,488)
International Portfolio	1,981,255	38,530	(274,866)	(236,336)
Investment Grade Corporate Portfolio	4,674,775	85,535	(934,402)	(848,867)
Long Duration Corporate Portfolio	282,451	1,759	(9,612)	(7,853)
Mortgage Portfolio	28,407,659	611,416	(1,008,778)	(397,362)
Municipal Sector Portfolio	1,078,316	30,971	(35,966)	(4,995)
Real Return Portfolio	1,370,170	16,790	(25,510)	(8,720)
Short-Term Floating NAV Portfolio	5,679,067	1,465	(59)	1,406
Short-Term Portfolio	2,473,180	16,427	(512,889)	(496,462)
U.S. Government Sector Portfolio	4,259,424	178,172	(440,899)	(262,727)

(5)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities deflationary adjustments, interest only basis adjustments, contingent payment debt instruments, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2009 and March 31, 2008, respectively, the Portfolios made the following tax basis distributions (amounts in thousands):

	March 31, 2009			March 31, 2008
	Tax-Exempt Income Distributions	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Tax-Exempt Income Distributions	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions
Asset-Backed Securities Portfolio	$0	$80,828	$31,302	$0	$42,113	$0
Developing Local Markets Portfolio	0	33,726	4,552	0	95,985	16,090
Emerging Markets Portfolio	0	52,350	7,015	0	200,481	25,940
High Yield Portfolio	0	88,613	0	0	104,840	246
International Portfolio	0	74,954	0	0	270,038	0
Investment Grade Corporate Portfolio	0	191,827	0	0	111,762	4,127
Long Duration Corporate Portfolio	0	402	0	N/A	N/A	N/A
Mortgage Portfolio	0	881,081	0	0	657,419	0
Municipal Sector Portfolio	22,404	1,787	0	13,545	2,708	1,491
Real Return Portfolio	0	69,511	0	0	56,328	0
Short-Term Floating NAV Portfolio	0	2,973	0	0	217,119	0
Short-Term Portfolio	0	155,269	0	0	23,381	0
U.S. Government Sector Portfolio	0	638,512	516,495	0	274,937	0

(6)	Includes short-term capital gains, if any, distributed.

Annual Report	March 31, 2009	135

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Asset-Backed Securities Portfolio, Developing Local Markets Portfolio, Emerging Markets Portfolio, High Yield Portfolio, International Portfolio, Investment Grade Corporate Portfolio, Long Duration Corporate Bond Portfolio, Mortgage Portfolio, Municipal Sector Portfolio, Real Return Portfolio, Short-Term Portfolio, Short-Term Floating NAV Portfolio, and U.S. Government Sector Portfolio, thirteen of the seventy-five funds constituting the PIMCO Funds, (hereafter referred to as the “Portfolios”) at March 31, 2009, the results of each of their operations and, the changes in each of their net assets for each of the periods indicated, the cash flows for the Asset-Backed Securities Portfolio, Mortgage Portfolio, Municipal Sector Portfolio and Short-Term Portfolio for the year then ended and the financial highlights of the Portfolios for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 22, 2009

136	PIMCO Funds	Private Account Portfolio Series

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	KCBT	Kansas City Board of Trade
CBOE	Chicago Board Options Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOT	Chicago Board of Trade	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJAIGCI	Dow Jones-AIG Commodity Index	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DWRTT	Dow Jones Wilshire REIT Total Return Index	SPGCCNTR	S&P GSCITR Corn Index
CDX.XO	Credit Derivatives Index - Crossover	EAFE	Europe, Australasia, and Far East Stock Index	TUCPI	Turkey Consumer Price Index
CMBX	Commercial Mortgage-Backed Index	eRAFI	enhanced Research Affiliates Fundamental Index	UKRPI	United Kingdom Retail Price Index
CPI	Consumer Price Index	eRAFI EM	eRAFI Emerging Markets	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CR	Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST	State
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FHA	Federal Housing Administration	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance

Other Abbreviations:
ABS	Asset-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	JIBOR	Johannesburg Interbank Offered Rate	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	SIFMA	Securities Industry and Financial Markets Association
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate
HIBOR	Hong Kong Interbank Offered Rate

Annual Report	March 31, 2009	137

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust's fiscal year end (March 31, 2009) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of each Fund's fiscal 2009 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2009 are designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2009 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2009 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction	Qualified Dividend Income	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Asset-Backed Securities Portfolio	0.00%	0.00%	49,930	19,377
Developing Local Markets Portfolio	0.00%	0.00%	8,447	22,474
Emerging Markets Portfolio	0.04%	0.00%	11,386	719
High Yield Portfolio	1.09%	0.89%	58,667	26,151
International Portfolio	0.02%	0.00%	66,050	0
Investment Grade Corporate Portfolio	0.43%	0.31%	228,277	0
Long Duration Corporate Portfolio	0.00%	0.00%	1,146	0
Mortgage Portfolio	0.13%	0.13%	898,759	0
Municipal Sector Portfolio	0.00%	0.00%	0	0
Real Return Portfolio	0.04%	0.01%	15,633	56,917
Short-Term Floating NAV Portfolio	0.00%	0.00%	2,956	17
Short-Term Portfolio	0.00%	0.00%	124,173	0
U.S. Government Sector Portfolio	0.00%	0.00%	131,570	478,905

Exempt Interest Dividends.  For the benefit of shareholders of the Municipal Sector Portfolio, this is to inform you that 94.19% and 90.66% of the dividends paid by the Portfolio during its fiscal years ended March 31, 2009 and March 31, 2008, respectively, qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2010, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2009.

138	PIMCO Funds	Private Account Portfolio Series

Management of the Trust	(Unaudited)

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	107	Chairman and Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Richard M. Weil* (46) Trustee	02/2009 to Present	Managing Director and member of Executive Committee, PIMCO	107	Trustee, PIMCO Variable Insurance Trust and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

Vern O. Curtis (74) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

J. Michael Hagan (69) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (71) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

* Mr. Harris and Mr. Weil are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	March 31, 2009	139

Management of the Trust (Cont.)	(Unaudited)

Executive Officers

Name, Age and Position Held with Trust***	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (49) President	04/2009 to Present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (50) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	02/1993 to Present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King, Jr. (46) Vice President - Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (38) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (39) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (51) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (32) Assistant Secretary	10/2007 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Erik C. Brown (41) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

140	PIMCO Funds	Private Account Portfolio Series

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	March 31, 2009	141

Approval of Investment Advisory Contract and Supervision and Administration Agreement	(Unaudited)

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees (the “Independent Trustees”), approved the Investment Advisory Contract and Supervision and Administration Agreement with Pacific Investment Management Company LLC (“PIMCO”) (together, the “Agreements”), on behalf of the PIMCO Private Account Portfolio Series Long Duration Corporate Bond Portfolio and the PIMCO Private Account Portfolio Series Short-Term Floating NAV Portfolio II, new series of the Trust (each a “Portfolio” and, together, the “Portfolios”). The Board approved the Agreements on behalf of the PIMCO Private Account Portfolio Series Long Duration Corporate Bond Portfolio on August 12, 2008 and on behalf of the PIMCO Private Account Portfolio Series Short-Term Floating NAV Portfolio II on February 23, 2009. The Agreements are currently in effect with respect to other series of the Trust.

The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

In considering whether to approve the Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the Portfolios. The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and supervisory and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to other series of the Trust under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit each Portfolio and its shareholders.

3.	Investment Performance

As the Portfolios were new series at the time of the Board meeting, certain information such as fund performance, was not available with respect to the Portfolios.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for each Portfolio, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to potential investors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). The Board noted the unique structure of the Portfolios, in that only private account clients of PIMCO are eligible to invest in the Portfolios. The Board took notice of the fact that such clients pay separate account fees to PIMCO, and that under those separate account agreements, PIMCO offsets all of the advisory fees and the supervisory and administrative fees it receives from the Portfolios against the separate account fees.

142	PIMCO Funds	Private Account Portfolio Series

(Unaudited)

The Board considered that Portfolio shareholders generally are large separate account clients who have separately negotiated fee arrangements with PIMCO with respect to their separate accounts. The Board noted that the Portfolios were established primarily as a means of giving certain separate account clients exposure to certain market sectors in a more efficient manner than if the separate account were to invest directly in securities from those market sectors. The Board determined that the Portfolios’ advisory fees and supervisory and administrative fees must be evaluated in light of the Portfolios’ purpose and structure.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the Portfolios were new series at the time of the Board meeting, information regarding PIMCO’s costs and the profitability of PIMCO’s relationship with the Portfolios was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in the expense ratio due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the supervisory and administrative fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio).

The Board concluded that each Portfolio’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each Portfolio, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the various series of the Trust, including the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to each Portfolio and its shareholders, that each Portfolio’s shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each Portfolio, and that the approval of the Agreements was in the best interests of each Portfolio and its shareholders.

Annual Report	March 31, 2009	143

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

	(a)	The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a)	Fiscal Year Ended	Audit Fees
		March 31, 2009	$2,731,174
		March 31, 2008	$2,669,378

	(b)	Fiscal Year Ended	Audit-Related Fees(1)
		March 31, 2009	$10,750
		March 31, 2008	$10,240

	(c)	Fiscal Year Ended	Tax Fees
		March 31, 2009	$0(2)
		March 31, 2008	$7,632(3)

	(d)	Fiscal Year Ended	All Other Fees(4)
		March 31, 2009	$ —
		March 31, 2008	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders and additional Form N-1A filing review.
(2) There were no “Tax Fees” for the last fiscal year.

(3) Includes aggregate fees billed for review of the Registrant’s tax returns and tax consulting services.

(4) There were no “Other Fees” for the last two fiscal years.

	(e)	Pre-approval policies and procedures

	(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

	(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	March 31, 2009	March 31, 2008
PIMCO Funds	$10,750	$17,872
Pacific Investment Management Company LLC (“PIMCO”)	$557,490	$886,494

Totals	$568,240	$904,366

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

William J. Popejoy

Item 6.	Schedule of Investments.

Please note that the Registrant has included a summary schedule of portfolio securities of the Total Return Fund in its annual reports to shareholders, a copy of which is included under Item 1, for this reporting period. The Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

PIMCO Funds

March 31, 2009

Complete Schedule of Investments

Schedule of Investments

Total Return Fund

March 31, 2009

	Shares	Value (000s)
PIMCO FUNDS (h) 0.7%

Short-Term Floating NAV Portfolio	103,122,724	$1,031,743

Total PIMCO Funds (Cost $1,031,743)		1,031,743

	Principal Amount (000s)
BANK LOAN OBLIGATIONS 0.3%
Daimler Finance North America LLC
4.560% due 08/03/2012	$520,584	280,790
Ford Motor Co.
3.560% due 12/16/2013	21,451	10,335
General Motors Corp.
8.000% due 11/29/2013	34,290	14,530
Georgia-Pacific Corp.
2.956% due 12/20/2012	934	826
3.292% due 12/20/2012	23,891	21,132
3.459% due 12/20/2012	692	612
NRG Energy, Inc.
1.359% due 02/01/2013	5,674	5,122
RH Donnelley Corp.
6.750% due 06/30/2011	3,781	1,670
Sensata Technologies BV
2.934% due 04/27/2013	4,899	2,117
Texas Competitive Electric Holdings Co. LLC
3.979% due 10/10/2014	64	42
4.018% due 10/10/2014	95	63
4.033% due 10/10/2014	12,390	8,206
Yell Group PLC
3.479% due 02/10/2013	33,000	18,728

Total Bank Loan Obligations (Cost $639,670)		364,173

CORPORATE BONDS & NOTES 25.6%
Banking & Finance 18.4%
ABX Financing Co.
5.750% due 10/15/2016	12,300	11,912
Ace INA Holdings, Inc.
5.700% due 02/15/2017	50	45
5.875% due 06/15/2014	3,400	3,332
AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	250	181
AIG SunAmerica Global Financing X
6.900% due 03/15/2032	10,000	5,115
Alliance & Leicester PLC
1.218% due 01/19/2011	23,000	21,781
Allstate Corp.
6.125% due 12/15/2032	150	115
6.125% due 05/15/2037	2,800	1,582
Allstate Life Global Funding II
1.901% due 05/21/2010	16,200	15,440
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	166,100	160,866
American Express Bank FSB
0.583% due 06/22/2009	3,800	3,749
0.584% due 06/12/2009	26,600	26,285
0.605% due 10/20/2009	4,400	4,255
0.864% due 06/12/2017	10,000	5,210
5.500% due 04/16/2013	246,500	212,863
6.000% due 09/13/2017	309,400	260,996
American Express Centurion Bank
0.583% due 09/22/2009	10,400	10,074
0.583% due 03/23/2010	3,800	3,565
0.584% due 06/12/2009	28,700	28,319
0.616% due 04/17/2009	90,000	89,753
0.637% due 07/13/2010	4,400	4,048
0.716% due 11/16/2009	1,700	1,632
0.716% due 12/17/2009	5,000	4,775
5.200% due 11/26/2010	3,476	3,336
6.000% due 09/13/2017	309,600	261,165
American Express Co.
5.250% due 09/12/2011	600	565
5.500% due 09/12/2016	150	123
6.150% due 08/28/2017	53,500	44,434
7.000% due 03/19/2018	204,600	180,889
8.150% due 03/19/2038	90	82
American Express Credit Corp.
0.578% due 04/06/2009	20,300	20,289
0.593% due 11/09/2009	4,200	4,076
0.641% due 02/24/2012	3,000	2,453
0.648% due 10/04/2010	20,000	18,194
0.677% due 12/02/2010	8,670	7,806
0.716% due 06/16/2011	72,400	62,941
1.920% due 05/27/2010	122,108	115,307
5.875% due 05/02/2013	153,900	135,286
American Express Travel Related Services Co., Inc.
0.697% due 06/01/2011	51,700	44,754
5.250% due 11/21/2011	30,709	27,740
American General Finance Corp.
1.311% due 03/02/2010	10,000	6,026
1.518% due 08/17/2011	21,640	9,012
1.570% due 12/15/2011	1,600	593
3.875% due 10/01/2009	16,716	11,832
4.000% due 03/15/2011	5,000	2,120
4.625% due 05/15/2009	15,000	14,040
4.625% due 09/01/2010	4,000	1,844
5.375% due 10/01/2012	200	80
5.400% due 12/01/2015	100	37
5.850% due 06/01/2013	5,742	2,281
5.900% due 09/15/2012	180	75
6.900% due 12/15/2017	216,800	76,104
American Honda Finance Corp.
1.282% due 05/12/2009	94,600	94,560
2.038% due 06/20/2011	25,000	24,882
American International Group, Inc.
0.606% due 06/16/2009	27,600	24,875
1.224% due 01/29/2010	217,600	137,360
1.252% due 10/18/2011	51,100	26,764
4.250% due 05/15/2013	22,500	9,107
4.700% due 10/01/2010	10,437	5,938
4.950% due 03/20/2012	65,095	31,849
5.050% due 10/01/2015	67,800	30,186
5.375% due 10/18/2011	53,625	27,907
5.450% due 05/18/2017	149,350	59,184
5.600% due 10/18/2016	12,323	5,450
5.850% due 01/16/2018	249,955	98,034
6.250% due 05/01/2036	100,000	35,162
8.175% due 05/15/2058	599,920	51,137
8.250% due 08/15/2018	319,937	137,120
Ameriprise Financial, Inc.
5.350% due 11/15/2010	145	135
Anadarko Finance Co.
6.750% due 05/01/2011	10,000	10,097
ANZ National International Ltd.
1.281% due 08/07/2009	47,200	47,175
6.200% due 07/19/2013	223,000	215,318
Asian Development Bank
5.820% due 06/16/2028	1,100	1,370
ASIF I
1.309% due 07/26/2010	30,000	24,024
Associates Corp. of North America
7.950% due 02/15/2010	25,500	24,891
8.550% due 07/15/2009	250	248
AXA Financial, Inc.
7.750% due 08/01/2010	100	99
BAC Capital Trust XIV
5.630% due 12/31/2049	345	76
Banco Santander Chile
1.634% due 12/09/2009	56,282	55,822
Bank of America Corp.
1.352% due 09/25/2009	101,300	100,466
1.356% due 11/06/2009	118,700	117,143
1.420% due 10/14/2016	40,000	25,251
1.509% due 09/18/2009	400	399
1.568% due 08/15/2016	82,800	53,081
1.650% due 09/15/2014	10,000	7,053
2.100% due 04/30/2012	100	100
4.750% due 08/15/2013	500	388
5.125% due 11/15/2014	125	107
5.200% due 03/15/2018	100	58
5.250% due 12/01/2015	275	184
5.625% due 10/14/2016	185	157
5.650% due 05/01/2018	23,605	19,739
5.750% due 12/01/2017	62,970	53,002
6.000% due 09/01/2017	199,020	169,773
7.250% due 10/15/2025	200	125
7.400% due 01/15/2011	29,276	27,306
7.750% due 08/15/2015	2,000	1,621
7.800% due 02/15/2010	500	480
Bank of America Institutional Capital A
8.070% due 12/31/2026	4,400	1,862
Bank of America N.A.
1.331% due 06/12/2009	167,460	167,289
1.600% due 06/15/2016	100,760	64,012
1.822% due 05/12/2010	89,600	83,559
6.000% due 10/15/2036	70,100	46,543
6.100% due 06/15/2017	4,200	3,050
Bank of New York Mellon Corp.
1.634% due 02/05/2010	8,700	8,570
6.375% due 04/01/2012	200	208
Bank of Scotland PLC
1.182% due 07/17/2009	105,200	104,612
1.344% due 12/08/2010	11,300	10,422
1.360% due 09/14/2009	2,000	1,967
5.250% due 02/21/2017	100	80
Bank One Corp.
4.900% due 04/30/2015	20,000	17,438
5.900% due 11/15/2011	12,500	12,261
7.750% due 07/15/2025	200	189
Barclays Bank PLC
5.450% due 09/12/2012	168,600	170,879
6.050% due 12/04/2017	188,880	148,864
7.434% due 09/29/2049	81,600	33,943
7.700% due 04/29/2049	494,300	217,492
BB&T Corp.
4.750% due 10/01/2012	145	140

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
BBVA U.S. Senior SAU
1.212% due 04/17/2009	$200,000	$199,967
BBVA USA Bancshares, Inc.
1.998% due 10/09/2009	35,000	35,012
Bear Stearns Cos. LLC
1.262% due 10/22/2010	10,000	9,782
1.341% due 08/21/2009	25,005	24,924
1.341% due 02/23/2010	235,325	232,587
1.352% due 07/16/2009	3,080	3,074
1.360% due 02/01/2012	30,000	26,525
1.366% due 05/18/2010	47,500	46,799
1.404% due 01/31/2011	183,500	174,657
1.446% due 11/28/2011	32,450	31,186
1.448% due 08/15/2011	66,785	61,744
1.486% due 07/19/2010	35,341	34,837
1.554% due 09/09/2009	28,905	28,818
1.641% due 11/21/2016	13,706	11,202
4.500% due 10/28/2010	8,215	8,136
4.550% due 06/23/2010	9,175	9,059
5.300% due 10/30/2015	19,000	17,647
5.350% due 02/01/2012	150	149
5.500% due 08/15/2011	10,325	10,346
5.550% due 01/22/2017	1,255	1,057
6.400% due 10/02/2017	45,120	44,012
6.950% due 08/10/2012	559,855	570,682
7.250% due 02/01/2018	111,635	115,549
7.625% due 12/07/2009	632	642
BFC Finance Corp.
7.375% due 12/01/2017	1,000	1,267
Block Financial LLC
7.875% due 01/15/2013	53,100	52,374
BNP Paribas
5.186% due 06/29/2049	1,300	534
BNY Mellon N.A.
4.750% due 12/15/2014	50	47
Boeing Capital Corp.
6.100% due 03/01/2011	300	316
7.375% due 09/27/2010	135	143
C5 Capital SPV Ltd.
6.196% due 12/01/2049	15,000	5,258
C10 Capital SPV Ltd.
6.722% due 12/31/2049	39,500	13,853
Caelus Re Ltd.
7.511% due 06/07/2011	25,000	23,558
Calabash Re Ltd.
12.220% due 01/08/2010	2,650	2,595
Canadian Oil Sands Ltd.
4.800% due 08/10/2009	10,400	10,358
Capital One Financial Corp.
1.572% due 09/10/2009	27,400	26,542
5.700% due 09/15/2011	7,000	6,308
6.150% due 09/01/2016	8,462	5,365
6.250% due 11/15/2013	193	174
6.750% due 09/15/2017	260,000	217,387
Caterpillar Financial Services Corp.
1.306% due 05/18/2009	106,480	106,118
1.976% due 06/24/2011	4,500	4,238
5.450% due 04/15/2018	25	21
Charter One Bank N.A.
1.209% due 04/24/2009	100,000	99,912
6.375% due 05/15/2012	6,350	5,140
Chubb Corp.
6.500% due 05/15/2038	10,000	9,639
CIT Group Funding Co. of Canada
4.650% due 07/01/2010	29,000	24,079
CIT Group, Inc.
1.358% due 08/17/2009	26,458	23,643
1.387% due 03/22/2010	32,000	27,255
1.394% due 06/08/2009	90,075	87,152
1.399% due 04/27/2011	10,800	7,252
1.451% due 03/12/2010	41,934	33,365
1.464% due 07/28/2011	70,000	44,916
1.474% due 11/03/2010	2,000	1,465
1.481% due 02/13/2012	6,340	3,887
3.375% due 04/01/2009 (l)	15,000	15,000
4.250% due 02/01/2010	50,400	43,211
4.750% due 12/15/2010	12,900	10,408
5.000% due 02/01/2015	150	92
5.200% due 11/03/2010	10,000	8,069
5.600% due 04/27/2011	32,000	23,372
5.800% due 07/28/2011	18,500	13,350
6.000% due 02/15/2013	500	166
6.875% due 11/01/2009	11,000	10,029
7.625% due 11/30/2012	5,025	3,702
7.750% due 04/02/2012	4,000	2,846
12.000% due 12/18/2018	58,101	33,782
Citicorp
7.250% due 10/15/2011	12,413	10,854
CitiFinancial, Inc.
6.625% due 06/01/2015	10,000	8,677
Citigroup Capital XXI
8.300% due 12/21/2057	306,750	148,031
Citigroup Funding, Inc.
0.523% due 04/23/2009	16,600	16,561
1.226% due 06/26/2009	13,600	13,436
1.257% due 09/22/2009	2,100	2,054
1.372% due 10/22/2009	5,200	4,912
2.291% due 05/07/2010	156,600	140,611
Citigroup Global Markets Holdings, Inc.
1.290% due 08/03/2009	39,980	39,473
1.290% due 11/02/2009	800	782
Citigroup, Inc.
1.262% due 12/28/2009	173,730	160,429
1.336% due 05/18/2011	100,000	80,791
1.381% due 08/13/2010	1,300	1,137
1.396% due 05/18/2010	221,140	198,735
1.409% due 03/07/2014	21,000	13,096
1.424% due 06/09/2009	102,759	100,704
1.445% due 03/16/2012	32,500	24,207
1.554% due 06/09/2016	39,900	19,982
2.938% due 05/15/2018	300	150
4.125% due 02/22/2010	20,335	19,632
4.250% due 07/29/2009	300	297
5.000% due 09/15/2014	340	226
5.100% due 09/29/2011	23,000	20,932
5.125% due 02/14/2011	57,939	53,230
5.250% due 02/27/2012	10,000	8,917
5.300% due 10/17/2012	201,360	177,673
5.500% due 08/27/2012	177,850	158,678
5.500% due 04/11/2013	665,370	585,287
5.850% due 07/02/2013	24,500	21,957
5.875% due 02/22/2033	75	39
6.000% due 08/15/2017	66,600	57,605
6.125% due 11/21/2017	158,800	137,990
6.125% due 05/15/2018	98,070	84,846
6.125% due 08/25/2036	10,100	5,444
6.500% due 08/19/2013	192,403	177,031
7.250% due 10/01/2010	57,934	52,285
CNA Financial Corp.
5.850% due 12/15/2014	38,500	27,973
6.000% due 08/15/2011	28,500	24,878
6.500% due 08/15/2016	6,250	4,480
Comerica Bank
0.612% due 06/30/2010	2,500	2,255
Commonwealth Bank of Australia
0.573% due 06/08/2009	99,400	99,188
Countrywide Financial Corp.
1.681% due 05/07/2012	28,000	22,678
4.500% due 06/15/2010	18,816	17,396
5.800% due 06/07/2012	194,906	169,399
6.250% due 05/15/2016	25,000	20,829
Countrywide Home Loans, Inc.
4.000% due 03/22/2011	99,091	88,236
4.125% due 09/15/2009	41,636	41,148
5.625% due 07/15/2009	76,550	76,106
6.250% due 04/15/2009	65,169	65,180
Credit Agricole S.A.
1.256% due 05/28/2009	7,300	7,287
1.306% due 05/28/2010	3,700	3,620
6.637% due 05/29/2049	25,147	7,562
Credit Suisse New York
5.000% due 05/15/2013	202,100	195,536
6.000% due 02/15/2018	103	90
Credit Suisse USA, Inc.
1.438% due 08/15/2010	41,790	40,124
1.438% due 08/16/2011	11,595	10,645
5.125% due 08/15/2015	55	51
5.375% due 03/02/2016	250	235
5.500% due 08/16/2011	400	402
5.500% due 08/15/2013	100	99
6.125% due 11/15/2011	9,300	9,479
7.125% due 07/15/2032	40	40
DBS Bank Ltd.
1.454% due 05/16/2017	22,000	16,783
5.000% due 11/15/2019	8,000	7,305
Deutsche Bank AG
1.538% due 02/17/2015	10,000	7,150
4.875% due 05/20/2013	252,300	247,791
6.000% due 09/01/2017	361,100	349,701
DnB NOR Bank ASA
1.330% due 10/13/2009	10,500	10,374
East Lane Re Ltd.
7.170% due 05/06/2011	43,100	40,893
El Paso Performance-Linked Trust
7.750% due 07/15/2011	7,250	6,986
Export-Import Bank of China
4.875% due 07/21/2015	28,200	29,058
FIA Card Services N.A.
6.625% due 06/15/2012	10,000	9,288
7.125% due 11/15/2012	23,285	21,381
Fifth Third Bancorp
1.708% due 12/20/2016	29,030	17,300
6.250% due 05/01/2013	100,180	95,768
First Union Capital I
7.935% due 01/15/2027	4,405	3,757
FNBC 1993-A Pass-Through Trust
8.080% due 01/05/2018	208	225
Ford Motor Credit Co. LLC
2.664% due 01/15/2010	20,300	16,570
4.010% due 01/13/2012	600	379

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
5.700% due 01/15/2010	$28,600	$24,502
7.250% due 10/25/2011	3,900	2,779
7.375% due 10/28/2009	48,573	43,568
7.375% due 02/01/2011	5,100	3,856
7.800% due 06/01/2012	1,500	1,017
7.875% due 06/15/2010	102,728	84,917
8.625% due 11/01/2010	23,300	18,565
Foundation Re II Ltd.
7.988% due 11/26/2010	43,350	41,568
GATX Financial Corp.
5.500% due 02/15/2012	7,080	6,624
6.273% due 06/15/2011	10,355	9,855
General Electric Capital Corp.
1.189% due 10/26/2009	1,075	1,053
1.212% due 01/20/2010	190,500	184,793
1.274% due 04/30/2009	10,479	10,477
1.274% due 04/28/2011	39,970	35,094
1.301% due 05/10/2010	15,400	14,466
1.308% due 08/15/2011	11,100	9,499
1.361% due 03/12/2010	1,000	958
1.418% due 06/20/2014	38,000	28,343
1.428% due 12/20/2013	5,000	3,899
1.440% due 12/15/2009	205,090	199,939
1.472% due 10/06/2010	1,500	1,375
1.602% due 10/06/2015	13,000	8,777
1.611% due 01/08/2016	82,800	55,144
1.614% due 05/05/2026	29,950	14,182
1.620% due 02/01/2011	6,000	5,437
3.250% due 06/15/2009	10,000	9,971
4.000% due 05/15/2010	100	96
4.125% due 09/01/2009	140	139
4.250% due 06/15/2012	1,596	1,417
5.625% due 09/15/2017	65	57
5.625% due 05/01/2018	35	31
5.875% due 01/14/2038	532,395	381,793
6.000% due 06/15/2012	1,005	992
6.125% due 02/22/2011	1,100	1,113
6.375% due 11/15/2067	251,300	122,208
6.750% due 03/15/2032	250	203
6.875% due 01/10/2039	206,600	169,154
8.125% due 05/15/2012	250	281
8.310% due 04/13/2009	42,100	42,102
Genworth Financial, Inc.
6.500% due 06/15/2034	160	51
6.515% due 05/22/2018	15,000	4,829
Genworth Global Funding Trusts
1.284% due 04/15/2014	500	280
1.378% due 05/15/2012	12,000	7,402
1.480% due 12/15/2010	6,160	5,015
Glitnir Banki HF
4.762% due 04/20/2010 (a)	1,800	202
GMAC LLC
2.488% due 05/15/2009	123,000	117,004
6.000% due 04/01/2011	15,000	9,095
6.000% due 12/15/2011	100	56
6.500% due 12/15/2018	200	52
6.700% due 06/15/2018	100	25
6.850% due 04/15/2016	200	51
6.875% due 09/15/2011	3,900	2,462
7.000% due 02/15/2018	100	26
7.200% due 10/15/2017	125	33
7.250% due 09/15/2017	200	54
7.375% due 04/15/2018	100	27
Golden West Financial Corp.
4.750% due 10/01/2012	100	93
Goldman Sachs Capital II
5.793% due 12/29/2049	25,200	10,501
Goldman Sachs Group, Inc.
0.613% due 06/23/2009	42,100	41,787
1.307% due 12/23/2009	34,000	33,217
1.317% due 06/23/2009	100,400	99,741
1.318% due 11/16/2009	59,730	58,358
1.332% due 06/28/2010	64,000	61,019
1.416% due 02/06/2012	59,935	51,841
1.455% due 07/23/2009	19,970	19,803
1.461% due 03/02/2010	68,584	66,443
1.522% due 07/22/2015	6,000	4,229
1.532% due 06/28/2010	28,120	26,850
1.677% due 03/22/2016	37,300	25,422
1.832% due 09/29/2014	12,500	9,195
1.854% due 01/12/2015	20,000	14,782
4.750% due 07/15/2013	500	460
5.000% due 01/15/2011	11,500	11,421
5.250% due 10/15/2013	965	902
5.300% due 02/14/2012	10,830	10,458
5.350% due 01/15/2016	14,555	12,920
5.450% due 11/01/2012	200	193
5.625% due 01/15/2017	150	117
5.700% due 09/01/2012	2,325	2,258
5.950% due 01/18/2018	295,300	268,707
6.125% due 02/15/2033	20,010	16,731
6.150% due 04/01/2018	291,000	266,427
6.250% due 09/01/2017	417,600	387,843
6.600% due 01/15/2012	1,550	1,549
6.750% due 10/01/2037	307,924	208,970
6.875% due 01/15/2011	100	101
7.350% due 10/01/2009	150	152
7.500% due 02/15/2019	35,000	35,008
Hartford Life Global Funding Trusts
1.288% due 11/15/2009	10,700	9,793
1.500% due 06/16/2014	400	253
HBOS Capital Funding LP
6.071% due 06/29/2049	10,000	2,404
HBOS PLC
6.750% due 05/21/2018	250,600	193,654
HCP, Inc.
5.950% due 09/15/2011	12,350	10,591
6.300% due 09/15/2016	13,000	9,067
6.700% due 01/30/2018	20,000	13,518
Health Care REIT, Inc.
5.875% due 05/15/2015	5,000	3,863
Heller Financial, Inc.
7.375% due 11/01/2009	300	299
HSBC Bank USA N.A.
1.432% due 06/10/2009	1,400	1,392
1.450% due 12/14/2009	9,700	9,448
4.625% due 04/01/2014	75	70
5.875% due 11/01/2034	3,000	2,588
HSBC Capital Funding LP
4.610% due 12/29/2049	400	170
9.547% due 12/29/2049	43,400	29,623
10.176% due 12/29/2049	66,160	49,184
HSBC Finance Capital Trust IX
5.911% due 11/30/2035	2,300	461
HSBC Finance Corp.
1.192% due 10/21/2009	73,600	69,577
1.344% due 01/15/2014	16,900	8,817
1.389% due 06/19/2009	158,650	157,306
1.411% due 03/12/2010	2,600	2,305
1.451% due 08/09/2011	8,000	5,448
1.491% due 05/10/2010	39,155	33,314
1.518% due 11/16/2009	85,979	82,439
1.691% due 06/01/2016	20,000	10,942
4.625% due 09/15/2010	278	251
4.750% due 05/15/2009	4,000	3,976
5.700% due 06/01/2011	230	195
6.375% due 10/15/2011	355	307
7.000% due 05/15/2012	315	253
HSBC Holdings PLC
6.500% due 05/02/2036	191,900	159,022
6.500% due 09/15/2037	109,800	90,215
7.500% due 07/15/2009	33,000	33,009
IBM International Group Capital LLC
1.524% due 07/29/2009	88,000	88,156
ICICI Bank Ltd.
1.894% due 01/12/2010	1,400	1,260
ILFC E-Capital Trust II
6.250% due 12/21/2065	16,795	2,696
ING Bank NV
3.900% due 03/19/2014	200	202
Inter-American Development Bank
7.375% due 01/15/2010	350	366
International Lease Finance Corp.
1.469% due 05/24/2010	81,885	58,591
1.482% due 04/20/2009	7,900	7,799
1.494% due 01/15/2010	40,730	32,164
1.610% due 07/13/2012	5,700	2,309
1.765% due 07/01/2011	50,000	27,033
4.150% due 01/20/2015	92,000	66,884
4.750% due 07/01/2009	8,768	8,243
4.750% due 01/13/2012	10,677	6,235
4.875% due 09/01/2010	25,160	18,385
4.950% due 02/01/2011	4,300	2,842
5.000% due 04/15/2010	2,000	1,589
5.000% due 09/15/2012	5,000	2,721
5.125% due 11/01/2010	10,000	7,491
5.250% due 01/10/2013	15,000	8,012
5.300% due 05/01/2012	15,100	8,657
5.350% due 03/01/2012	20,000	11,231
5.400% due 02/15/2012	20,000	11,252
5.450% due 03/24/2011	7,000	4,718
5.625% due 09/15/2010	39,440	29,126
5.625% due 09/20/2013	100	56
5.750% due 06/15/2011	14,457	9,398
6.625% due 11/15/2013	15,000	8,318
iStar Financial, Inc.
5.150% due 03/01/2012	10,000	3,602
5.950% due 10/15/2013	10,000	3,002
Jackson National Life Funding LLC
1.511% due 08/06/2011	500	479
John Deere Capital Corp.
1.301% due 09/01/2009	25,000	24,810
4.950% due 12/17/2012	15	15
5.650% due 07/25/2011	9,000	9,297
7.000% due 03/15/2012	175	186
John Hancock Global Funding II
1.309% due 04/27/2009	5,000	5,001
JPMorgan Chase & Co.
0.571% due 06/26/2009	2,040	2,035
1.256% due 01/17/2011	16,100	15,352
1.302% due 06/25/2010	1,300	1,270

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
1.320% due 11/01/2012	$3,500	$2,913
1.347% due 06/25/2012	28,300	23,956
1.348% due 05/16/2011	11,600	10,952
1.625% due 10/02/2009	66,200	65,944
4.500% due 01/15/2012	4,000	3,964
4.750% due 05/01/2013	235	228
4.750% due 03/01/2015	300	286
4.875% due 03/15/2014	645	602
5.125% due 09/15/2014	14,015	12,421
5.250% due 05/01/2015	700	628
5.750% due 01/02/2013	40,135	38,377
6.000% due 01/15/2018	161,745	163,763
6.125% due 06/27/2017	15	14
6.400% due 05/15/2038	36,411	35,864
7.000% due 11/15/2009	2,100	2,126
7.875% due 06/15/2010	80	82
JPMorgan Chase & Co. CPI Linked Bond
3.574% due 02/15/2012	600	514
JPMorgan Chase Bank N.A.
1.656% due 06/13/2016	30,565	20,943
6.000% due 10/01/2017	318,800	299,515
JPMorgan Chase Capital XV
5.875% due 03/15/2035	12,100	7,122
JPMorgan Chase Capital XX
6.550% due 09/29/2036	37,800	24,356
JPMorgan Chase Capital XXI
2.120% due 02/02/2037	24,000	9,295
JPMorgan Chase Capital XXIII
2.238% due 05/15/2047	4,278	1,760
KeyBank N.A.
3.511% due 06/02/2010	286,100	275,887
7.413% due 05/06/2015	91,450	83,463
KeyCorp
0.621% due 05/26/2009	56,500	56,180
6.500% due 05/14/2013	100,000	97,705
Landsbanki Islands HF
2.858% due 08/25/2009 (a)	1,500	9
Landwirtschaftliche Rentenbank
4.875% due 11/16/2015	175	193
Lehman Brothers Holdings, Inc.
2.878% due 04/03/2009 (a)	166,080	20,760
2.907% due 11/16/2009 (a)	25,870	3,234
2.911% due 08/21/2009 (a)	89,000	11,125
2.951% due 05/25/2010 (a)	108,850	13,606
3.011% due 12/23/2010 (a)	100	12
3.950% due 11/10/2009 (a)	100	13
4.000% due 04/16/2019 (a)	90	12
5.625% due 01/24/2013 (a)	152,570	19,071
5.750% due 01/03/2017 (a)	200	0
6.200% due 09/26/2014 (a)	49,670	6,581
6.625% due 01/18/2012 (a)	350	46
6.750% due 12/28/2017 (a)	20,000	2
6.875% due 05/02/2018 (a)	122,732	15,342
7.500% due 05/11/2038 (a)	85,000	8
7.875% due 11/01/2009 (a)	65	9
Liberty Mutual Group, Inc.
5.750% due 03/15/2014	7,600	5,866
Lincoln National Corp.
1.411% due 03/12/2010	31,900	29,933
Lloyds Banking Group PLC
5.920% due 09/29/2049	37,900	7,012
6.657% due 05/19/2049	200	42
Longpoint Re Ltd.
6.570% due 05/08/2010	87,500	84,998
M&I Marshall & Ilsley Bank
3.950% due 08/14/2009	2,190	2,176
5.250% due 09/04/2012	125	81
Macquarie Bank Ltd.
2.600% due 01/20/2012	200,000	200,271
Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014	21,000	18,548
5.750% due 09/15/2015	68,000	60,742
7.125% due 06/15/2009	1,600	1,600
9.250% due 04/15/2019	8,000	8,174
Marshall & Ilsley Corp.
4.375% due 08/01/2009	12,800	12,744
5.350% due 04/01/2011	7,745	6,026
MBNA Capital B
1.970% due 02/01/2027	7,000	2,456
MBNA Corp.
6.125% due 03/01/2013	20,100	17,417
Mellon Funding Corp.
5.000% due 12/01/2014	100	96
Mercantile Bankshares Corp.
4.625% due 04/15/2013	3,390	3,097
Merrill Lynch & Co., Inc.
0.611% due 06/26/2009	45,020	44,594
0.633% due 03/23/2010	6,410	6,140
0.646% due 08/14/2009	45,000	44,315
1.291% due 05/08/2009	115,768	115,097
1.327% due 03/23/2010	21,500	20,013
1.328% due 08/14/2009	30,575	29,919
1.346% due 12/04/2009	22,075	21,206
1.359% due 07/25/2011	110,730	92,569
1.370% due 11/01/2011	123,800	101,296
1.438% due 02/15/2011	37,250	31,663
1.454% due 02/05/2010	50,874	48,037
1.501% due 06/05/2012	104,360	81,097
1.544% due 09/09/2009	10,700	10,435
1.554% due 01/15/2015	30,900	18,617
3.051% due 05/20/2009 (l)	55,593	55,286
3.472% due 05/12/2010	170,615	160,698
4.125% due 09/10/2009	21,621	21,327
4.250% due 02/08/2010	12,885	12,162
5.000% due 01/15/2015	200	154
5.450% due 02/05/2013	39	32
6.050% due 08/15/2012	538,198	462,242
6.150% due 04/25/2013	30,000	25,248
6.220% due 09/15/2026	115	57
6.400% due 08/28/2017	171,400	123,218
6.750% due 06/01/2028	115	75
6.875% due 04/25/2018	551,450	432,227
7.750% due 05/14/2038	100	60
MetLife, Inc.
5.375% due 12/15/2012	200	189
6.400% due 12/15/2036	70,000	29,450
Metropolitan Life Global Funding I
1.278% due 05/17/2010	3,200	3,022
1.570% due 03/15/2012	400	319
5.125% due 11/09/2011	4,325	4,157
5.125% due 04/10/2013	16,500	15,088
Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049	200	161
Monumental Global Funding II
1.277% due 09/22/2009	9,100	9,072
Monumental Global Funding Ltd.
1.700% due 06/15/2011	60,000	54,063
5.500% due 04/22/2013	51,900	47,243
Morgan Stanley
0.530% due 04/19/2012	50,500	40,281
0.643% due 05/07/2010	41,745	39,006
1.184% due 01/15/2010	85,890	82,651
1.291% due 05/07/2009	1,500	1,498
1.341% due 05/07/2010	56,300	52,627
1.374% due 01/15/2010	21,430	20,501
1.392% due 01/18/2011	112,500	101,579
1.574% due 10/15/2015	40,620	28,903
1.592% due 10/18/2016	115,000	77,231
1.648% due 01/09/2012	59,300	47,625
1.698% due 01/09/2014	26,580	19,733
3.338% due 05/14/2010	353,600	344,549
4.250% due 05/15/2010	2,500	2,431
4.750% due 04/01/2014	6,159	5,043
5.050% due 01/21/2011	16,000	15,739
5.375% due 10/15/2015	500	453
5.550% due 04/27/2017	2,900	2,586
5.625% due 01/09/2012	1,354	1,304
5.750% due 08/31/2012	305,600	295,764
5.750% due 10/18/2016	1,000	912
5.950% due 12/28/2017	600	546
6.000% due 04/28/2015	95,800	90,642
6.250% due 08/28/2017	33,400	31,070
6.250% due 08/09/2026	225	187
6.600% due 04/01/2012	1,490	1,498
6.625% due 04/01/2018	6,700	6,403
6.750% due 04/15/2011	200	200
MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	26,400	17,711
Mystic Re Ltd.
11.261% due 06/07/2011	12,200	11,580
National Australia Bank Ltd.
1.352% due 09/11/2009	1,700	1,700
1.462% due 06/29/2016	10,000	8,219
1.489% due 06/19/2017	75,000	59,887
1.527% due 06/23/2014	25,250	22,968
1.691% due 02/08/2010	33,300	33,307
5.350% due 06/12/2013	185,500	179,793
National City Bank
0.390% due 08/10/2009	15,000	14,803
1.382% due 06/18/2010	1,900	1,816
1.670% due 12/15/2016	8,090	4,762
4.250% due 01/29/2010	2,200	2,186
4.500% due 03/15/2010	278	279
4.625% due 05/01/2013	8,400	7,650
6.200% due 12/15/2011	19,625	19,295
National Rural Utilities Cooperative Finance Corp.
7.250% due 03/01/2012	140	146
Nationwide Health Properties, Inc.
6.500% due 07/15/2011	13,000	11,873
Nationwide Life Global Funding I
1.446% due 05/19/2010	20,500	19,282
New York Life Global Funding
4.650% due 05/09/2013	1,100	1,073
Nordea Bank Sweden AB
8.950% due 11/29/2049	28,000	12,601
ORIX Corp.
5.480% due 11/22/2011	20,000	13,644
Osiris Capital PLC
3.944% due 01/15/2010	17,600	17,171

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Pacific Life Global Funding
5.150% due 04/15/2013	$11,700	$11,033
Pearson Dollar Finance PLC
5.700% due 06/01/2014	5,000	4,682
Pearson Dollar Finance Two PLC
5.500% due 05/06/2013	25,000	23,648
6.250% due 05/06/2018	28,000	24,370
Petroleum Export Ltd.
5.265% due 06/15/2011	18,829	16,018
Philip Morris Capital Corp.
7.500% due 07/16/2009	16,872	16,887
PMI Group, Inc.
6.000% due 09/15/2016	24,200	13,918
PNC Bank N.A.
1.620% due 02/01/2010	10,000	9,808
1.634% due 08/05/2009	85,000	84,767
PNC Funding Corp.
0.584% due 06/12/2009	5,000	4,977
1.314% due 01/31/2012	9,000	7,326
5.125% due 12/14/2010	150	148
PNC Preferred Funding Trust I
8.700% due 02/28/2049	100	45
Popular North America, Inc.
1.812% due 04/06/2009	25,000	24,995
Premium Asset Trust
1.661% due 10/08/2009	44,950	39,046
Pricoa Global Funding I
1.219% due 07/27/2009	3,700	3,586
2.066% due 06/04/2010	2,800	2,522
5.300% due 09/27/2013	21,000	16,838
Princeton University
4.950% due 03/01/2019	2,000	1,994
Principal Life Income Funding Trusts
1.398% due 11/15/2010	1,000	834
5.100% due 04/15/2014	100	93
5.300% due 04/24/2013	148,700	136,779
5.550% due 04/27/2015	237,300	225,027
Progressive Corp.
6.700% due 06/15/2037	200	90
Prudential Financial, Inc.
2.040% due 06/10/2013	20,000	16,059
6.000% due 12/01/2017	40,000	26,472
6.100% due 06/15/2017	307	210
6.625% due 12/01/2037	5,400	2,931
Rabobank Capital Funding II
5.260% due 12/29/2049	11,120	5,008
Rabobank Capital Funding Trust
5.254% due 12/29/2049	2,120	955
Rabobank Nederland NV
1.412% due 04/06/2009	7,650	7,650
1.646% due 05/19/2010	6,100	6,028
RBS Capital Trust I
4.709% due 12/29/2049	500	200
Regions Bank
7.500% due 05/15/2018	127,861	114,323
Regions Financial Corp.
6.375% due 05/15/2012	125	115
Republic New York Corp.
7.750% due 05/15/2009	4,375	4,367
Residential Reinsurance 2007 Ltd.
7.261% due 06/07/2010	12,500	11,936
8.511% due 06/07/2010	12,500	12,121
9.011% due 06/07/2010	12,500	12,039
11.511% due 06/07/2010	1,500	1,447
Residential Reinsurance 2008 Ltd.
8.011% due 06/06/2011	16,000	15,272
Resona Bank Ltd.
5.850% due 09/29/2049	37,950	19,378
Royal Bank of Canada
3.875% due 05/04/2009	50	50
5.650% due 07/20/2011	125	133
Royal Bank of Scotland Group PLC
5.000% due 10/01/2014	200	127
6.375% due 02/01/2011	9,110	8,217
6.990% due 10/29/2049	91,500	40,309
7.640% due 03/31/2049	93,350	21,020
7.648% due 08/29/2049	10,195	4,595
9.118% due 03/31/2049	89,000	43,617
Santander Issuances S.A. Unipersonal
5.911% due 06/20/2016	7,900	6,212
Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	206,200	113,564
Santander U.S. Debt S.A. Unipersonal
1.331% due 11/20/2009	160,000	158,360
Simon Property Group LP
4.600% due 06/15/2010	8,000	7,545
5.100% due 06/15/2015	200	153
5.250% due 12/01/2016	20,000	14,925
5.600% due 09/01/2011	5,000	4,458
5.875% due 03/01/2017	8,000	6,183
6.100% due 05/01/2016	10,000	7,929
6.125% due 05/30/2018	2,000	1,576
SLM Corp.
1.299% due 07/27/2009	199,740	192,458
1.319% due 07/26/2010	30,155	21,413
1.389% due 10/25/2011	140,700	81,079
1.420% due 09/15/2009	20,000	16,941
1.459% due 01/27/2014	3,390	1,556
1.520% due 03/15/2011	72,220	46,400
4.000% due 01/15/2010	6,500	5,486
5.000% due 10/01/2013	9,300	4,952
5.125% due 08/27/2012	3,150	1,699
5.140% due 06/15/2016	100,000	42,730
5.375% due 01/15/2013	12,920	7,097
5.400% due 10/25/2011	7,070	4,387
8.450% due 06/15/2018	64,000	34,617
SLM Corp. CPI Linked Bond
1.571% due 03/15/2012	2,000	1,104
2.216% due 11/21/2013	270	110
SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	113,000	69,706
Sovereign Bank
8.750% due 05/30/2018	5,000	4,075
State Street Capital Trust III
8.250% due 03/15/2042	8,300	4,919
State Street Capital Trust IV
2.320% due 06/15/2037	65,300	25,746
State Street Corp.
7.650% due 06/15/2010	175	175
Suffield Clo Ltd.
2.194% due 09/26/2014	2,781	2,482
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	100	63
Sun Life Financial Global Funding LP
1.619% due 07/06/2011	36,500	32,430
1.738% due 07/06/2010	27,500	26,260
SunTrust Bank
1.361% due 05/21/2012	4,050	3,717
6.375% due 04/01/2011	200	202
SunTrust Banks, Inc.
5.250% due 11/05/2012	245	238
Svensk ExportKredit AB
4.875% due 09/29/2011	125	132
5.125% due 03/01/2017	75	78
TD North America LP
1.414% due 10/15/2009	6,000	5,992
TNK-BP Finance S.A.
6.125% due 03/20/2012	39,300	32,816
7.500% due 03/13/2013	50,000	41,500
Toyota Motor Credit Corp.
4.250% due 03/15/2010	500	503
TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	26,000	22,891
8.700% due 08/07/2018	74,300	64,739
Travelers Cos., Inc.
6.250% due 06/15/2037	125	115
Travelers Property Casualty Corp.
5.000% due 03/15/2013	70	69
6.375% due 03/15/2033	33	31
TXU Eastern Funding Co.
6.450% due 05/15/2049 (a)	15,270	536
U.S. Bancorp
0.552% due 04/28/2009	50,000	49,992
1.625% due 02/04/2010	40	40
4.500% due 07/29/2010	150	151
U.S. Bank N.A.
6.375% due 08/01/2011	3,000	3,153
UBS AG
5.750% due 04/25/2018	143,350	120,187
5.875% due 12/20/2017	174,100	150,084
UBS Paine Webber Group, Inc.
7.625% due 12/01/2009	100	100
UBS Preferred Funding Trust I
8.622% due 10/29/2049	58,900	23,645
UBS Preferred Funding Trust II
7.247% due 06/29/2049	8,000	2,468
UBS Preferred Funding Trust V
6.243% due 05/29/2049	20,000	5,468
UFJ Finance Aruba AEC
6.750% due 07/15/2013	4,700	4,842
Unilever Capital Corp.
7.125% due 11/01/2010	100	108
USB Capital IX
6.189% due 04/15/2049	30,600	12,091
USB Realty Corp.
6.091% due 12/22/2049	38,000	14,448
Vita Capital III Ltd.
2.525% due 01/01/2011	8,000	7,465
VTB Capital S.A.
2.870% due 11/02/2009	1,900	1,812
6.875% due 05/29/2018	15,000	11,325
Wachovia Bank N.A.
1.309% due 05/25/2010	27,100	25,918
1.331% due 12/02/2010	125,700	117,857
1.564% due 11/03/2014	4,200	3,168
1.650% due 03/15/2016	200	120
4.875% due 02/01/2015	300	247
5.600% due 03/15/2016	19,800	16,755
6.600% due 01/15/2038	10,000	7,939

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Wachovia Capital Trust I
7.640% due 01/15/2027	$1,370	$883
Wachovia Capital Trust III
5.800% due 03/29/2049	139,265	50,152
Wachovia Corp.
1.224% due 10/15/2011	51,100	45,333
1.255% due 04/23/2012	20,000	17,206
1.311% due 12/01/2009	165,620	163,237
1.360% due 08/01/2013	13,500	9,946
1.411% due 06/01/2010	24,900	23,673
1.411% due 03/01/2012	34,500	29,721
1.440% due 03/15/2011	48,900	45,748
1.464% due 10/15/2016	58,870	37,162
1.514% due 10/28/2015	2,400	1,600
2.940% due 05/01/2013	25,000	20,081
4.875% due 02/15/2014	20,130	16,927
5.300% due 10/15/2011	46,245	45,688
5.500% due 05/01/2013	135,929	125,490
5.500% due 08/01/2035	85	51
5.625% due 10/15/2016	91,800	70,894
5.700% due 08/01/2013	19,650	18,387
5.750% due 06/15/2017	22,000	19,676
5.750% due 02/01/2018	407,320	361,678
Wachovia Mortgage FSB
1.281% due 05/08/2009	9,250	9,238
1.360% due 09/14/2009	45,985	45,672
4.125% due 12/15/2009	100	99
Wells Fargo & Co.
1.287% due 03/23/2010	100,180	97,574
1.384% due 10/28/2015	24,000	16,966
1.420% due 09/15/2009	34,930	34,600
1.454% due 01/12/2011	10,000	9,171
1.614% due 01/29/2010	6,500	6,362
3.125% due 04/01/2009	100	100
3.552% due 05/01/2033	8,600	8,915
4.375% due 01/31/2013	45,850	42,786
5.000% due 11/15/2014	100	83
5.125% due 09/01/2012	300	283
5.625% due 12/11/2017	1,875	1,715
7.980% due 02/28/2049	1,800	847
Wells Fargo Bank N.A.
4.750% due 02/09/2015	32,000	27,370
6.450% due 02/01/2011	5,672	5,561
Wells Fargo Capital X
5.950% due 12/15/2036	11,700	7,919
Wells Fargo Capital XIII
7.700% due 12/29/2049	183,354	87,422
Western Financial Bank
9.625% due 05/15/2012	6,835	6,831
Westpac Banking Corp.
3.250% due 12/16/2011	7,600	7,743
Williams Cos., Inc. Credit Linked Certificate Trust
6.750% due 04/15/2009	6,300	6,284
XL Capital Finance Europe PLC
6.500% due 01/15/2012	10,000	7,283
XL Capital Ltd.
5.250% due 09/15/2014	1,600	1,050
Xstrata Finance Canada Ltd.
5.500% due 11/16/2011	11,250	9,343
5.800% due 11/15/2016	1,000	644

		26,740,354

Industrials 5.3%

Abbott Laboratories
5.875% due 05/15/2016	140	150
Aetna, Inc.
6.000% due 06/15/2016	15,000	14,568
6.500% due 09/15/2018	12,000	11,831
AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	26,830	20,934
Alcoa, Inc.
5.550% due 02/01/2017	3,000	1,989
6.000% due 07/15/2013	35,000	27,971
6.750% due 07/15/2018	38,700	26,092
Altria Group, Inc.
9.250% due 08/06/2019	8,600	9,217
9.700% due 11/10/2018	51,200	55,855
9.950% due 11/10/2038	185	185
America Movil SAB de C.V.
5.625% due 11/15/2017	25	23
America West Airlines LLC
6.870% due 01/02/2017	1,258	973
American Airlines Pass-Through Trust
6.978% due 10/01/2012	9,288	8,174
AmerisourceBergen Corp.
5.625% due 09/15/2012	10,000	9,877
Amgen, Inc.
5.700% due 02/01/2019	28,026	28,539
5.850% due 06/01/2017	15,000	15,395
6.150% due 06/01/2018	4,500	4,763
6.375% due 06/01/2037	142	137
6.400% due 02/01/2039	30,015	28,985
6.900% due 06/01/2038	3,100	3,197
Anadarko Petroleum Corp.
1.720% due 09/15/2009	25,780	25,691
6.125% due 03/15/2012	1,800	1,782
Anheuser-Busch Cos., Inc.
5.500% due 01/15/2018	9,100	8,323
Apache Corp.
7.950% due 04/15/2026	150	173
AstraZeneca PLC
5.400% due 09/15/2012	25	27
5.900% due 09/15/2017	69,100	73,302
6.450% due 09/15/2037	88,900	92,680
Atlantic Richfield Co.
5.900% due 04/15/2009	100	100
AutoZone, Inc.
4.750% due 11/15/2010	200	200
5.500% due 11/15/2015	10,050	9,195
5.875% due 10/15/2012	4,800	4,771
6.500% due 01/15/2014	40,000	39,760
6.950% due 06/15/2016	1,000	982
7.125% due 08/01/2018	27,000	26,582
Avon Products, Inc.
5.125% due 01/15/2011	10,000	10,279
6.500% due 03/01/2019	28,300	27,983
Baker Hughes, Inc.
6.875% due 01/15/2029	100	103
Baxter International, Inc.
5.375% due 06/01/2018	10,000	10,306
BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	145	142
5.125% due 03/29/2012	10,000	10,175
Black & Decker Corp.
5.750% due 11/15/2016	20,000	18,026
8.950% due 04/15/2014 (c)	40,000	39,523
Boeing Co.
8.750% due 08/15/2021	50	60
Boston Scientific Corp.
6.000% due 06/15/2011	10,000	9,750
BP AMI Leasing, Inc.
1.236% due 06/26/2009	1,800	1,800
Brown-Forman Corp.
1.535% due 04/01/2010	14,000	13,866
Brunswick Corp.
11.750% due 08/15/2013	18,000	11,892
Burlington Northern Santa Fe Corp.
7.290% due 06/01/2036	55	57
Campbell Soup Co.
4.500% due 02/15/2019	1,200	1,199
Canadian National Railway Co.
6.250% due 08/01/2034	100	100
Canadian Natural Resources Ltd.
5.700% due 05/15/2017	65	58
6.250% due 03/15/2038	20,000	15,472
6.500% due 02/15/2037	25,000	19,536
6.700% due 07/15/2011	12,860	13,067
Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	21,164
6.000% due 06/15/2017	9,600	8,864
Caterpillar, Inc.
5.700% due 08/15/2016	100	97
6.050% due 08/15/2036	100	86
7.250% due 09/15/2009	200	204
CBS Corp.
5.625% due 08/15/2012	15,000	12,915
CIGNA Corp.
6.350% due 03/15/2018	20,000	17,659
Cisco Systems, Inc.
5.250% due 02/22/2011	500	529
5.500% due 02/22/2016	100	106
CITIC Resources Finance Ltd.
6.750% due 05/15/2014	17,900	13,515
Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	158,770	163,136
Clear Channel Communications, Inc.
4.250% due 05/15/2009	2,960	2,649
CODELCO, Inc.
6.150% due 10/24/2036	23,200	21,615
Colgate-Palmolive Co.
5.980% due 04/25/2012	150	163
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	345	369
Comcast Cable Communications LLC
7.125% due 06/15/2013	400	417
Comcast Corp.
1.460% due 07/14/2009	30,310	30,153
5.300% due 01/15/2014	26,810	26,067
5.850% due 01/15/2010	420	427
5.850% due 11/15/2015	325	312
5.900% due 03/15/2016	5,000	4,837
6.300% due 11/15/2017	250	244
6.450% due 03/15/2037	22,000	19,308
7.050% due 03/15/2033	125	117
Commercial Metals Co.
6.500% due 07/15/2017	15,660	11,643
7.350% due 08/15/2018	13,000	10,167

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Computer Sciences Corp.
5.000% due 02/15/2013	$5,000	$4,788
5.500% due 03/15/2013	2,000	1,944
6.500% due 03/15/2018	18,745	17,812
ConocoPhillips
5.900% due 10/15/2032	300	275
ConocoPhillips Australia Funding Co.
1.498% due 04/09/2009	164,996	164,996
Continental Airlines, Inc.
6.503% due 06/15/2011	9,220	8,114
6.820% due 05/01/2018	4,904	3,525
7.056% due 09/15/2009	40,459	38,841
7.487% due 10/02/2010	1,215	1,094
7.707% due 10/02/2022	2,710	2,006
Con-way, Inc.
7.250% due 01/15/2018	19,000	14,774
Costco Wholesale Corp.
5.500% due 03/15/2017	100	106
Cox Communications, Inc.
6.450% due 12/01/2036	5,000	3,814
CRH America, Inc.
8.125% due 07/15/2018	10,000	7,813
CSX Corp.
5.600% due 05/01/2017	21,200	17,872
6.250% due 03/15/2018	5,052	4,362
6.750% due 03/15/2011	10,000	10,070
CVS Caremark Corp.
1.561% due 06/01/2010	129,700	125,020
5.750% due 08/15/2011	16,000	16,794
6.125% due 08/15/2016	6,745	6,802
Daimler Finance North America LLC
1.634% due 08/03/2009	30,040	29,818
4.875% due 06/15/2010	19,300	18,750
5.750% due 09/08/2011	56,000	52,964
5.875% due 03/15/2011	50,500	48,369
6.500% due 11/15/2013	36,000	32,662
7.300% due 01/15/2012	5,000	4,796
7.750% due 01/18/2011	28,500	28,119
8.000% due 06/15/2010	300	299
Darden Restaurants, Inc.
6.200% due 10/15/2017	14,000	11,769
Dell, Inc.
4.700% due 04/15/2013	149,700	150,544
5.650% due 04/15/2018	77,170	72,965
6.500% due 04/15/2038	95,000	76,467
Diageo Capital PLC
5.500% due 09/30/2016	50	51
DISH DBS Corp.
6.375% due 10/01/2011	75	73
7.000% due 10/01/2013	125	117
E.I. Du Pont De Nemours & Co.
4.125% due 04/30/2010	200	204
4.750% due 11/15/2012	175	181
5.000% due 01/15/2013	300	313
5.250% due 12/15/2016	10,000	10,062
Eastman Kodak Co.
7.250% due 11/15/2013	890	507
Eaton Corp.
1.321% due 08/10/2009	25,000	24,868
Eaton Vance Corp.
6.500% due 10/02/2017	21,100	18,141
El Paso Corp.
6.750% due 05/15/2009	128,435	128,713
7.000% due 05/15/2011	7,250	6,971
7.750% due 06/15/2010	6,500	6,436
7.750% due 01/15/2032	89,490	67,198
7.800% due 08/01/2031	10,475	7,888
7.875% due 06/15/2012	9,900	9,469
8.050% due 10/15/2030	9,100	7,003
9.625% due 05/15/2012	12,700	12,257
10.750% due 10/01/2010	24,700	24,689
El Paso Natural Gas Co.
8.375% due 06/15/2032	7,220	6,914
Electronic Data Systems Corp.
7.125% due 10/15/2009	2,640	2,720
Emerson Electric Co.
4.500% due 05/01/2013	95	97
Enbridge Energy Partners LP
5.875% due 12/15/2016	50	43
Enbridge, Inc.
4.900% due 03/01/2015	50	43
EnCana Corp.
6.300% due 11/01/2011	10,000	10,073
Enterprise Products Operating LLC
4.950% due 06/01/2010	50	49
6.500% due 01/31/2019	25,000	23,028
7.500% due 02/01/2011	13,400	13,628
Erac USA Finance Co.
5.800% due 10/15/2012	10,000	7,806
Expedia, Inc.
8.500% due 07/01/2016	16,500	14,108
FedEx Corp.
3.500% due 04/01/2009	14,350	14,350
Fortune Brands, Inc.
5.375% due 01/15/2016	30,800	26,617
Foster’s Finance Corp.
4.875% due 10/01/2014	6,000	5,368
Gannett Co., Inc.
5.750% due 06/01/2011	6,200	4,170
Gaz Capital S.A.
6.212% due 11/22/2016	41,800	30,514
6.510% due 03/07/2022	100	65
7.288% due 08/16/2037	43,000	27,950
7.343% due 04/11/2013	52,900	46,618
7.510% due 07/31/2013	35,000	30,686
8.146% due 04/11/2018	186,100	153,533
8.625% due 04/28/2034	164,600	148,963
Genentech, Inc.
4.750% due 07/15/2015	100	100
General Dynamics Corp.
4.500% due 08/15/2010	100	103
General Electric Co.
5.250% due 12/06/2017	29,100	26,976
General Mills, Inc.
5.250% due 08/15/2013	15,000	15,516
6.000% due 02/15/2012	10,000	10,548
11.973% due 10/15/2010	31,750	34,364
General Motors Corp.
8.100% due 06/15/2024	2,000	245
8.250% due 07/15/2023	5,000	613
8.800% due 03/01/2021	15,000	2,025
Georgia-Pacific LLC
7.000% due 01/15/2015	300	282
GlaxoSmithKline Capital, Inc.
1.856% due 05/13/2010	10,100	10,123
4.375% due 04/15/2014	100	102
4.850% due 05/15/2013	27,330	28,471
5.650% due 05/15/2018	100,045	102,872
Hanson Ltd.
6.125% due 08/15/2016	20,000	8,610
Hasbro, Inc.
6.300% due 09/15/2017	8,995	8,246
HCA, Inc.
9.250% due 11/15/2016	300	274
Hess Corp.
6.650% due 08/15/2011	200	204
Hewlett-Packard Co.
1.371% due 03/01/2012	4,500	4,298
6.500% due 07/01/2012	175	189
Historic TW, Inc.
9.125% due 01/15/2013	12,125	12,752
HJ Heinz Co.
5.350% due 07/15/2013	27,500	28,405
HJ Heinz Finance Co.
6.000% due 03/15/2012	23,000	24,041
Home Depot, Inc.
1.445% due 12/16/2009	30,000	29,438
3.750% due 09/15/2009	8,300	8,304
4.625% due 08/15/2010	215	216
5.400% due 03/01/2016	3,000	2,701
Honeywell International, Inc.
5.300% due 03/01/2018	20	21
6.125% due 11/01/2011	575	626
International Business Machines Corp.
1.764% due 07/28/2011	31,700	31,257
5.700% due 09/14/2017	6,500	6,749
7.625% due 10/15/2018	170	195
International Paper Co.
4.000% due 04/01/2010	10,000	9,517
5.250% due 04/01/2016	1,400	924
7.400% due 06/15/2014	7,000	5,783
7.950% due 06/15/2018	20,000	15,275
JCPenney Corp., Inc.
8.000% due 03/01/2010	26,100	26,118
Johnson & Johnson
6.950% due 09/01/2029	100	120
Johnson Controls, Inc.
5.500% due 01/15/2016	20,000	14,828
Kellogg Co.
5.125% due 12/03/2012	300	317
6.600% due 04/01/2011	10,000	10,705
Kerr-McGee Corp.
6.875% due 09/15/2011	10,000	10,229
KeySpan Corp.
4.650% due 04/01/2013	6,900	6,658
Kimberly-Clark Corp.
1.274% due 07/30/2010	3,100	3,087
Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	210	199
5.950% due 02/15/2018	25,850	23,590
6.950% due 01/15/2038	25,300	21,735
7.400% due 03/15/2031	220	197
9.000% due 02/01/2019	7,000	7,497
Kohl’s Corp.
6.250% due 12/15/2017	46,000	42,353
Kraft Foods, Inc.
1.728% due 08/11/2010	2,400	2,336
4.125% due 11/12/2009	100	101
5.625% due 11/01/2011	56,335	58,695
6.125% due 02/01/2018	149,100	149,790
6.125% due 08/23/2018	15,000	15,073
6.250% due 06/01/2012	10,000	10,560

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
6.500% due 08/11/2017	$10	$10
6.875% due 02/01/2038	64,100	63,222
Kroger Co.
5.500% due 02/01/2013	5,000	5,132
Lennar Corp.
5.950% due 10/17/2011	9,000	7,515
Lexmark International, Inc.
5.900% due 06/01/2013	21,470	18,240
6.650% due 06/01/2018	13,000	9,781
Lockheed Martin Corp.
7.650% due 05/01/2016	4,600	5,338
Loews Corp.
5.250% due 03/15/2016	37,500	34,251
Lowe’s Cos., Inc.
5.000% due 10/15/2015	100	102
5.500% due 10/15/2035	50	44
Ltd. Brands, Inc.
6.900% due 07/15/2017	64,395	44,292
Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	11,500	9,033
5.875% due 01/15/2013	5,000	3,803
7.450% due 07/15/2017	22,500	14,272
7.875% due 07/15/2015	40,110	29,656
Marathon Oil Corp.
6.000% due 10/01/2017	40,000	37,156
Marks & Spencer PLC
6.250% due 12/01/2017	2,200	1,543
Marriott International, Inc.
4.625% due 06/15/2012	15,000	13,238
5.810% due 11/10/2015	5,000	4,104
6.375% due 06/15/2017	11,400	9,174
Masco Corp.
5.850% due 03/15/2017	9,020	5,653
5.875% due 07/15/2012	5,000	3,941
6.125% due 10/03/2016	10,000	6,428
7.125% due 08/15/2013	10,000	7,635
Mattel, Inc.
6.125% due 06/15/2011	10,000	9,935
Maytag Corp.
5.000% due 05/15/2015	10,000	7,881
McDonald’s Corp.
5.300% due 03/15/2017	125	131
McKesson Corp.
5.700% due 03/01/2017	11,600	11,001
7.500% due 02/15/2019	8,000	8,512
MDC Holdings, Inc.
5.375% due 12/15/2014	9,000	7,674
7.000% due 12/01/2012	10,000	9,533
Medtronic, Inc.
4.375% due 09/15/2010	100	102
Miller Brewing Co.
5.500% due 08/15/2013	38,300	36,938
Nabors Industries, Inc.
6.150% due 02/15/2018	43,200	33,874
New Albertson’s, Inc.
6.950% due 08/01/2009	7,000	7,018
Newell Rubbermaid, Inc.
4.000% due 05/01/2010	24,000	23,150
6.250% due 04/15/2018	19,000	15,922
10.600% due 04/15/2019	12,000	12,140
Nordstrom, Inc.
6.250% due 01/15/2018	54,725	43,024
Norfolk Southern Corp.
6.750% due 02/15/2011	150	157
Northrop Grumman Space & Mission Systems Corp.
6.250% due 01/15/2010	5,000	5,083
Northwest Airlines, Inc.
8.072% due 04/01/2021	648	454
NSTAR
8.000% due 02/15/2010	100	104
Nucor Corp.
5.850% due 06/01/2018	10,000	10,010
6.400% due 12/01/2037	600	569
Olin Corp.
6.750% due 06/15/2016	15,000	15,419
Omnicom Group, Inc.
5.900% due 04/15/2016	9,600	8,207
ONEOK Partners LP
6.150% due 10/01/2016	10,000	8,916
6.850% due 10/15/2037	29,800	22,935
Oracle Corp.
4.950% due 04/15/2013	15,030	15,904
5.000% due 01/15/2011	200	210
5.750% due 04/15/2018	15,135	15,834
6.500% due 04/15/2038	10,300	10,320
Packaging Corp. of America
5.750% due 08/01/2013	10,000	9,239
Pactiv Corp.
6.400% due 01/15/2018	6,745	5,678
PC Financial Partnership
5.000% due 11/15/2014	10,000	8,924
Peabody Energy Corp.
7.875% due 11/01/2026	20,695	18,574
Pemex Project Funding Master Trust
2.620% due 06/15/2010	5,900	5,671
9.125% due 10/13/2010	25	27
Pepsi Bottling Group, Inc.
7.000% due 03/01/2029	100	110
Pfizer, Inc.
4.650% due 03/01/2018	150	148
Pharmacia Corp.
6.750% due 12/15/2027	5,000	5,339
Philip Morris International, Inc.
4.875% due 05/16/2013	50,000	50,611
5.650% due 05/16/2018	26,700	26,595
6.375% due 05/16/2038	34,700	33,758
Pitney Bowes, Inc.
4.750% due 01/15/2016	15,000	14,438
Plains All American Pipeline LP
5.625% due 12/15/2013	10,000	9,100
6.125% due 01/15/2017	25	21
PPG Industries, Inc.
6.650% due 03/15/2018	23,500	23,036
Praxair, Inc.
6.375% due 04/01/2012	200	214
Procter & Gamble Co.
6.875% due 09/15/2009	100	103
RadioShack Corp.
7.375% due 05/15/2011	45,151	43,232
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	5,000	4,719
Rexam PLC
6.750% due 06/01/2013	16,500	14,332
Reynolds American, Inc.
2.020% due 06/15/2011	60,600	54,593
6.750% due 06/15/2017	10,400	8,897
7.250% due 06/01/2012	11,000	10,836
7.250% due 06/01/2013	94,600	90,369
7.625% due 06/01/2016	3,000	2,660
7.750% due 06/01/2018	7,100	6,269
RH Donnelley Corp.
8.875% due 10/15/2017	30,000	1,800
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	7,836	6,238
Roche Holdings, Inc.
3.249% due 02/25/2011	218,000	217,733
6.000% due 03/01/2019	68	70
7.000% due 03/01/2039	292,600	307,560
Rockies Express Pipeline LLC
5.100% due 08/20/2009	3,800	3,801
Rohm & Haas Co.
6.000% due 09/15/2017	135,290	112,638
RPM International, Inc.
6.500% due 02/15/2018	11,800	10,413
RR Donnelley & Sons Co.
5.625% due 01/15/2012	26,986	22,326
6.125% due 01/15/2017	10,000	6,682
11.250% due 02/01/2019	25,600	22,185
Ryder System, Inc.
5.850% due 11/01/2016	25,000	19,303
5.950% due 05/02/2011	5,000	4,808
6.000% due 03/01/2013	18,690	16,775
7.200% due 09/01/2015	28,000	25,266
SABMiller PLC
1.735% due 07/01/2009	30,000	29,958
6.500% due 07/01/2016	1,900	1,800
SCA Finans AB
4.500% due 07/15/2015	5,250	4,349
Seagate Technology HDD Holdings
6.375% due 10/01/2011	11,100	8,158
Sealed Air Corp.
5.625% due 07/15/2013	9,250	7,968
6.950% due 05/15/2009	11,600	11,634
Siemens Financieringsmaatschappij NV
1.288% due 08/14/2009	96,800	96,392
5.500% due 02/16/2012	700	734
5.750% due 10/17/2016	21,100	21,411
6.125% due 08/17/2026	10,800	10,677
Sonat, Inc.
7.625% due 07/15/2011	25,000	24,279
Southern Co.
1.951% due 08/20/2010	120,000	119,892
Spectra Energy Capital LLC
5.500% due 03/01/2014	23,850	22,912
6.200% due 04/15/2018	3,700	3,423
Staples, Inc.
9.750% due 01/15/2014	18,000	18,869
Suncor Energy, Inc.
6.100% due 06/01/2018	1,900	1,623
Systems 2001 Asset Trust LLC
7.156% due 12/15/2011	13,062	11,251
Target Corp.
5.125% due 01/15/2013	700	730
5.375% due 05/01/2017	40	40
5.875% due 03/01/2012	175	187
6.000% due 01/15/2018	200	201
7.000% due 01/15/2038	151,500	142,505
Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000	10,375
Temple-Inland, Inc.
6.875% due 01/15/2018	7,430	5,226

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	$14,800	$12,680
Tesco PLC
5.500% due 11/15/2017	12,000	11,831
Time Warner Cable, Inc.
5.400% due 07/02/2012	2,600	2,514
8.250% due 04/01/2019	25,000	25,739
Time Warner, Inc.
1.461% due 11/13/2009	173,778	170,559
5.875% due 11/15/2016	2,000	1,896
6.500% due 11/15/2036	20,000	16,522
6.875% due 05/01/2012	350	357
7.625% due 04/15/2031	120	108
Toll Brothers Finance Corp.
5.950% due 09/15/2013	10,000	8,936
TransCanada Pipelines Ltd.
6.500% due 08/15/2018	75	75
7.125% due 01/15/2019	35,075	36,670
7.625% due 01/15/2039	39,628	39,358
Transocean, Inc.
6.000% due 03/15/2018	2,100	1,982
Transocean Ltd.
6.625% due 04/15/2011	5,330	5,603
Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,700	5,708
6.550% due 10/01/2017	7,500	5,685
Tyson Foods, Inc.
7.350% due 04/01/2016	18,908	16,391
8.250% due 10/01/2011	25,000	25,341
UAL 1991 Equipment Trust AB
10.850% due 02/19/2015 (a)	2,434	742
Union Pacific Corp.
5.450% due 01/31/2013	13,475	13,520
5.700% due 08/15/2018	1,500	1,431
6.125% due 02/15/2020	40,000	39,041
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698% due 01/02/2024	139	126
United Airlines, Inc.
6.071% due 03/01/2013	142	138
6.201% due 12/31/2049	307	293
6.602% due 03/01/2015	197	189
7.730% due 07/01/2010	9,936	9,589
8.030% due 01/01/2013 (a)	465	465
9.060% due 06/17/2015 (a)	3,580	21
9.200% due 12/31/2049 (a)	2,601	884
9.210% due 01/21/2017 (a)	8,980	52
10.020% due 03/22/2014 (a)	8,994	3,688
10.125% due 03/22/2015 (a)	11,102	4,996
10.360% due 11/13/2012 (a)	3,776	21
10.850% due 07/05/2014 (a)	34,111	39
11.080% due 05/27/2024 (a)(q)	5,249	7
United Rentals North America, Inc.
6.500% due 02/15/2012	10,000	8,050
United Technologies Corp.
5.375% due 12/15/2017	20	21
6.100% due 05/15/2012	150	161
UnitedHealth Group, Inc.
2.541% due 02/07/2011	15,000	14,446
4.875% due 02/15/2013	44,500	43,395
4.875% due 04/01/2013	175	170
6.000% due 02/15/2018	100,000	96,303
Universal Health Services, Inc.
7.125% due 06/30/2016	17,575	15,695
UST, Inc.
5.750% due 03/01/2018	46,365	40,731
Vale Overseas Ltd.
6.250% due 01/23/2017	39,830	39,463
6.875% due 11/21/2036	39,800	34,618
Valero Energy Corp.
6.625% due 06/15/2037	25	18
9.375% due 03/15/2019	15,000	15,521
Viacom, Inc.
5.750% due 04/30/2011	15,200	14,815
6.250% due 04/30/2016	5,000	4,396
Vivendi
5.750% due 04/04/2013	145,000	135,690
6.625% due 04/04/2018	152,700	140,250
Walgreen Co.
5.250% due 01/15/2019	20	20
Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300	3,475
4.550% due 05/01/2013	100	106
5.250% due 09/01/2035	60	54
5.800% due 02/15/2018	48,900	53,591
6.200% due 04/15/2038	21,800	22,139
6.500% due 08/15/2037	36,850	38,491
Walt Disney Co.
1.152% due 07/16/2010	5,200	5,137
1.392% due 09/10/2009	44,490	44,505
Waste Management, Inc.
5.000% due 03/15/2014	7,650	7,315
7.125% due 12/15/2017	1,800	1,751
7.375% due 08/01/2010	100	102
7.375% due 03/11/2019	12,000	12,269
Weatherford International, Inc.
5.950% due 06/15/2012	15,600	14,940
WellPoint Health Networks, Inc.
6.375% due 01/15/2012	10,360	10,632
WellPoint, Inc.
5.000% due 01/15/2011	11,000	11,037
Wesfarmers Ltd.
6.998% due 04/10/2013	48,200	45,758
Weyerhaeuser Co.
2.223% due 09/24/2009	1,700	1,655
Whirlpool Corp.
5.500% due 03/01/2013	9,000	7,418
6.125% due 06/15/2011	12,000	10,842
6.500% due 06/15/2016	5,000	3,879
7.750% due 07/15/2016	11,000	9,117
Williams Cos., Inc.
6.375% due 10/01/2010	14,750	14,520
8.125% due 03/15/2012	10,000	10,200
8.750% due 01/15/2020	10,000	9,967
Wyeth
5.500% due 03/15/2013	10,000	10,424
5.500% due 02/01/2014	25	26
5.950% due 04/01/2037	250	237
Xerox Corp.
2.059% due 12/18/2009	1,200	1,167

		7,699,880

Utilities 1.9%

Alabama Power Co.
1.439% due 08/25/2009	17,000	16,777
5.500% due 10/15/2017	250	256
American Electric Power Co., Inc.
5.250% due 06/01/2015	8,300	7,776
Ameritech Capital Funding Corp.
6.250% due 05/18/2009	3,500	3,514
Appalachian Power Co.
4.950% due 02/01/2015	25	22
5.650% due 08/15/2012	150	150
AT&T Corp.
7.300% due 11/15/2011	1,100	1,183
AT&T, Inc.
1.334% due 02/05/2010	113,570	113,286
4.125% due 09/15/2009	550	555
4.950% due 01/15/2013	176,990	179,770
5.100% due 09/15/2014	760	764
5.500% due 02/01/2018	200,800	194,539
5.625% due 06/15/2016	25	25
5.800% due 02/15/2019	21	21
6.300% due 01/15/2038	117,640	103,784
6.400% due 05/15/2038	75	67
6.450% due 06/15/2034	100	90
6.500% due 09/01/2037	307,300	278,599
6.700% due 11/15/2013	100	107
AT&T Mobility LLC
6.500% due 12/15/2011	80	84
Baltimore Gas & Electric Co.
6.125% due 07/01/2013	30	30
BellSouth Corp.
4.200% due 09/15/2009	5,000	5,048
5.200% due 09/15/2014	27,800	28,006
6.550% due 06/15/2034	20,000	18,644
British Telecommunications PLC
8.625% due 12/15/2010	510	531
9.125% due 12/15/2030	250	228
Cable & Wireless Optus Finance Pty Ltd.
8.000% due 06/22/2010	14,265	14,757
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	5,000	4,450
Consolidated Edison Co. of New York, Inc.
5.375% due 12/15/2015	100	99
5.850% due 04/01/2018	105,025	104,244
6.750% due 04/01/2038	90,000	88,516
7.500% due 09/01/2010	20,000	21,183
Consolidated Natural Gas Co.
6.250% due 11/01/2011	10,000	10,291
Constellation Energy Group, Inc.
4.550% due 06/15/2015	6,000	4,937
6.125% due 09/01/2009	7,000	7,006
Deutsche Telekom International Finance BV
6.750% due 08/20/2018	32,190	32,391
8.500% due 06/15/2010	150	157
Dominion Resources, Inc.
2.366% due 06/17/2010	3,600	3,499
5.200% due 01/15/2016	15,300	14,577
5.250% due 08/01/2033	70	66
5.600% due 11/15/2016	3,000	2,890
5.700% due 09/17/2012	100	102
6.400% due 06/15/2018	22,000	21,985
7.000% due 06/15/2038	25	24
Duke Energy Carolinas LLC
5.100% due 04/15/2018	12,000	12,123
5.750% due 11/15/2013	290	309
6.050% due 04/15/2038	20,000	20,186
EDF S.A.
5.500% due 01/26/2014	168,600	179,245
6.500% due 01/26/2019	167,790	173,198
6.950% due 01/26/2039	164,300	163,621

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Embarq Corp.
6.738% due 06/01/2013	$300	$280
7.082% due 06/01/2016	10,669	9,615
Enel Finance International S.A.
5.700% due 01/15/2013	300	304
6.800% due 09/15/2037	700	577
Entergy Gulf States, Inc.
1.661% due 12/01/2009	15,000	14,684
5.700% due 06/01/2015	50	46
Exelon Corp.
4.900% due 06/15/2015	22,800	19,387
6.750% due 05/01/2011	200	203
Exelon Generation Co. LLC
6.200% due 10/01/2017	8,000	7,166
FirstEnergy Corp.
6.450% due 11/15/2011	12,300	12,320
7.375% due 11/15/2031	15	12
Florida Power & Light Co.
5.850% due 02/01/2033	2,000	2,004
Florida Power Corp.
5.650% due 06/15/2018	70	73
FPL Group Capital, Inc.
2.196% due 06/17/2011	15,000	13,747
7.875% due 12/15/2015	8,000	9,048
France Telecom S.A.
7.750% due 03/01/2011	1,105	1,184
GTE Corp.
6.940% due 04/15/2028	50	45
KT Corp.
4.875% due 07/15/2015	100	82
MidAmerican Energy Co.
4.650% due 10/01/2014	100	101
MidAmerican Energy Holdings Co.
5.750% due 04/01/2018	65	64
6.125% due 04/01/2036	43,725	38,958
Midwest Generation LLC
8.300% due 07/02/2009	18	18
Nevada Power Co.
6.750% due 07/01/2037	500	424
New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	20,800	22,236
8.125% due 05/01/2012	476	519
NGPL PipeCo. LLC
6.514% due 12/15/2012	174,800	167,173
7.119% due 12/15/2017	4,700	4,317
7.768% due 12/15/2037	2,900	2,539
NiSource Finance Corp.
1.821% due 11/23/2009	39,635	37,821
6.150% due 03/01/2013	12,000	10,493
Northern States Power Co.
4.750% due 08/01/2010	150	151
NV Energy, Inc.
6.750% due 08/15/2017	10	8
Ohio Edison Co.
5.450% due 05/01/2015	350	323
Ohio Edison Co. Credit Linked Certificate Trust
5.647% due 06/15/2009	1,250	1,252
Pacific Gas & Electric Co.
8.250% due 10/15/2018	470	555
Pacificorp
5.500% due 01/15/2019	75	77
Peco Energy Co.
5.950% due 10/01/2036	50	45
PPL Energy Supply LLC
5.700% due 10/15/2015	5,000	4,540
6.300% due 07/15/2013	10,000	10,020
6.400% due 11/01/2011	11,000	11,031
Progress Energy, Inc.
1.544% due 01/15/2010	3,500	3,479
7.050% due 03/15/2019	17,500	17,865
7.100% due 03/01/2011	23	24
7.750% due 03/01/2031	20	20
PSEG Power LLC
5.000% due 04/01/2014	10,425	9,877
5.500% due 12/01/2015	8,000	7,366
6.950% due 06/01/2012	172	176
Public Service Electric & Gas Co.
2.206% due 03/12/2010	7,000	6,931
5.700% due 12/01/2036	50	47
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	15,500	14,880
Qwest Corp.
4.570% due 06/15/2013	11,020	9,505
7.200% due 11/10/2026	2,150	1,473
7.500% due 06/15/2023	7,100	5,396
7.625% due 06/15/2015	2,450	2,217
7.875% due 09/01/2011	4,235	4,193
8.875% due 03/15/2012	26,725	26,525
Ras Laffan Liquefied Natural Gas Co. Ltd.
3.437% due 09/15/2009	6	6
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	57,850	49,400
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	40,650	31,212
Sempra Energy
7.950% due 03/01/2010	7,135	7,366
9.800% due 02/15/2019	15,000	16,645
Southern California Edison Co.
5.500% due 08/15/2018	25	26
Southern California Gas Co.
5.750% due 11/15/2035	75	74
Sprint Capital Corp.
8.375% due 03/15/2012	10,750	9,729
Telecom Italia Capital S.A.
1.650% due 02/01/2011	3,270	2,837
1.752% due 07/18/2011	4,250	3,678
6.999% due 06/04/2018	15,030	13,648
Telefonica Emisiones SAU
1.588% due 06/19/2009	5,400	5,381
5.855% due 02/04/2013	35	36
6.221% due 07/03/2017	25	26
Telefonica Europe BV
7.750% due 09/15/2010	2,000	2,089
Tenaska Alabama Partners LP
7.000% due 06/30/2021	89	69
Verizon Communications, Inc.
1.475% due 04/03/2009	3,800	3,800
5.250% due 04/15/2013	58,300	59,589
5.500% due 04/01/2017	1,485	1,438
6.100% due 04/15/2018	55,115	54,707
6.900% due 04/15/2038	14,955	14,532
Verizon Global Funding Corp.
6.875% due 06/15/2012	150	159
7.250% due 12/01/2010	1,000	1,057
7.375% due 09/01/2012	235	254
7.750% due 12/01/2030	325	332
Verizon New England, Inc.
6.500% due 09/15/2011	300	311
Verizon New Jersey, Inc.
5.875% due 01/17/2012	370	380
Verizon North Pass-Through Trust
5.604% due 01/01/2022	3,000	2,770
5.634% due 01/01/2021	3,000	2,702
Verizon Virginia, Inc.
4.625% due 03/15/2013	500	486
Verizon Wireless Capital LLC
5.250% due 02/01/2012	24,200	24,541
8.500% due 11/15/2018	120	137
Virginia Electric and Power Co.
5.400% due 04/30/2018	7,230	7,251
6.350% due 11/30/2037	25,500	25,726
8.875% due 11/15/2038	65	80
Vodafone Group PLC
1.536% due 02/27/2012	40,000	36,876
5.625% due 02/27/2017	153	152
7.750% due 02/15/2010	140	145

		2,726,775

Total Corporate Bonds & Notes (Cost $42,883,268)		37,167,009

MUNICIPAL BONDS & NOTES 2.7%

Alameda County, California Unified School District General Obligation Bonds, (FSA Insured), Series 2004
0.000% due 08/01/2024	3,500	1,551
0.000% due 08/01/2025	3,000	1,218
Alameda, California Corridor Transportation Authority Revenue Bonds, (AMBAC Insured), Series 2004
0.000% due 10/01/2016	9,610	6,710
Albany, New York Industrial Development Agency Revenue Bonds, Series 1999
5.300% due 04/01/2029	3,265	2,208
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2000
9.250% due 11/15/2022	1,000	1,148
9.250% due 11/15/2030	15,830	18,174
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.000% due 11/15/2028	1,000	580
5.375% due 11/15/2040	50,800	28,054
Alpine, California Union School District General Obligation Bonds, (FSA Insured), Series 1999
0.000% due 08/01/2024	1,000	470
Anderson, Indiana Economic Development Revenue Bonds, Series 2007
5.000% due 10/01/2032	500	312
Apple Valley, California Certificates of Participation Bonds, (CM Insured), Series 2001
5.375% due 06/01/2021	1,650	1,717
Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	6,500	3,618
Arizona State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
11.619% due 01/01/2032	4,815	5,168
15.693% due 01/01/2031	3,700	4,479

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2005
5.000% due 01/01/2035	$5,000	$4,900
8.130% due 01/01/2032	500	457
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2009
5.000% due 01/01/2039	16,300	15,547
Arkansas State Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2046	7,000	842
Aurora, Colorado Single Tree Metropolitan District General Obligation Bonds, Series 2006
5.500% due 11/15/2031	1,000	638
Austin Trust Various States Certificates of Participation Bonds, (FSA Insured), Series 2007
8.739% due 02/01/2037	25,000	23,534
Austin Trust Various States Certificates of Participation Bonds, (FSA Insured), Series 2008
12.838% due 05/01/2026	4,880	5,397
Austin Trust Various States General Obligation Bonds, (FSA Insured), Series 2008
7.985% due 07/01/2024	24,350	22,335
8.445% due 08/15/2033	6,425	5,596
12.936% due 08/01/2031	7,735	7,215
Austin Trust Various States General Obligation Bonds, (MBIA Insured), Series 2008
8.235% due 01/01/2028	20,600	15,667
Austin Trust Various States General Obligation Bonds, Series 2008
8.573% due 06/01/2034	19,835	16,905
8.846% due 06/01/2032	14,375	12,167
Austin Trust Various States Revenue Bonds, (AMBAC Insured), Series 2007
8.139% due 06/01/2037	5,000	4,763
Austin Trust Various States Revenue Bonds, Series 2007
8.732% due 10/01/2037	5,000	4,127
9.137% due 06/15/2038	69,121	64,780
Austin Trust Various States Revenue Bonds, Series 2008
8.845% due 08/15/2030	6,595	6,246
9.399% due 06/15/2037	14,850	13,974
12.978% due 11/01/2027	5,000	4,673
13.738% due 11/01/2027	5,000	5,319
Austin, Texas Water & Wastewater Utilities Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 05/15/2035	5,860	5,767
Austin, Texas Water & Wastewater Utilities Revenue Bonds, (FSA Insured), Series 2006
5.000% due 11/15/2034	7,140	6,929
Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	2,500	2,752
6.375% due 06/01/2032	7,300	8,119
Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2005
8.976% due 02/15/2037	6,115	6,149
Birdville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
0.000% due 02/15/2024	1,250	603
Blount County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2007
5.125% due 04/01/2023	1,325	921
Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2037	3,350	1,995
Burbank, California Public Financing Authority Revenue Tax Allocation Bonds, Series 2003
5.500% due 12/01/2028	1,135	988
5.500% due 12/01/2033	1,000	804
California State ABC Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2000
0.000% due 08/01/2023	2,000	923
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.350% due 11/15/2032	26,000	23,302
California State Bay Area Toll Authority Revenue Bonds, Series 2008
5.000% due 04/01/2034	11,300	10,640
California State Chino Valley Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2006
0.000% due 08/01/2023	300	122
California State Covina-Valley Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2003
0.000% due 06/01/2025	3,130	1,223
California State Department of Water Resources Revenue Bonds, Series 2000
8.630% due 12/01/2029	2,495	2,497
California State Eastern Municipal Water District Certificates of Participation Bonds, Series 2008
5.000% due 07/01/2033	3,450	3,198
California State Educational Facilities Authority Revenue Bonds, (MBIA Insured), Series 2001
0.000% due 10/01/2034	5,930	1,155
California State Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 01/01/2036	2,000	1,251
California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	2,000	1,825
California State Educational Facilities Authority Revenue Notes, Series 2008
7.144% due 10/01/2015	12,750	10,524
California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	105,890	88,889
California State General Obligation Bonds, Series 2006
5.000% due 09/01/2031	2,500	2,218
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2032	6,800	5,980
5.000% due 11/01/2032	63,130	55,477
5.000% due 06/01/2037	17,200	14,819
5.000% due 11/01/2037	115,560	99,505
5.000% due 12/01/2037	4,600	3,960
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2038	10,000	8,593
California State Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2002
5.125% due 01/01/2022	5,500	5,219
5.250% due 01/01/2026	3,875	3,508
California State Health Facilities Financing Authority Revenue Bonds, Series 2003
5.000% due 03/01/2033	4,000	3,183
California State JPMorgan Chase Putters/Drivers Trust Revenue Notes, Series 2008
11.214% due 07/01/2012	3,335	3,270
California State Las Virgenes Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 09/01/2026	6,140	2,351
California State Lee Lake Water District Community Facilities District No. 2 Special Tax Bonds, Series 2002
6.125% due 09/01/2032	825	667
California State Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	389
California State Public Works Board Revenue Bonds, Series 2003
5.375% due 04/01/2028	1,105	1,023
California State Saugus-Hart School Facilities Financing Authority Special Tax Bonds, Series 2002
6.100% due 09/01/2032	1,140	917
6.125% due 09/01/2033	2,155	1,735
California State Southern Mono Health Care District General Obligation Bonds, (MBIA Insured), Series 2002
0.000% due 08/01/2026	1,800	637
California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	3,400	2,899
5.750% due 06/01/2029	3,000	2,148
6.000% due 06/01/2035	10,000	6,406
6.125% due 06/01/2038	2,000	1,268
6.125% due 06/01/2043	2,000	1,231
California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2033	11,310	928
0.000% due 06/01/2028 (f)	15,000	7,960
California State Tobacco Securitization Authority Revenue Bonds, Series 2005
5.400% due 06/01/2027	10,000	7,304
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	5,100	4,741
California State William S. Hart Joint School Financing Authority Revenue Bonds, Series 2004
5.625% due 09/01/2034	2,000	1,716
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
6.100% due 11/01/2015 (q)	1,170	1,135
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.250% due 08/01/2024	10,000	10,329
California Statewide Communities Development Authority Revenue Bonds, Series 2000
6.750% due 10/01/2030	3,000	2,453

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
California Statewide Communities Development Authority Revenue Bonds, Series 2001
6.625% due 11/01/2031	$4,085	$3,064
California Statewide Communities Development Authority Revenue Bonds, Series 2003
7.250% due 10/01/2033	2,500	2,068
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.125% due 07/15/2031	2,500	1,529
5.250% due 07/01/2042	1,250	778
5.500% due 07/01/2037	975	642
5.500% due 11/01/2038	2,750	1,649
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	12,541
Capistrano, California Unified School District Special Tax Bonds, Series 1999
5.700% due 09/01/2020	1,085	1,130
Capistrano, California Unified School District Special Tax Bonds, Series 2002
6.000% due 09/01/2032	2,000	2,364
Carlsbad, California Special Assessment Bonds, Series 2004
6.000% due 09/02/2034	1,000	742
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA-FGIC Insured), Series 1998
0.000% due 12/01/2031	4,500	1,061
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA-FGIC Insured), Series 1999
0.000% due 12/01/2016	15,535	11,290
0.000% due 12/01/2028	26,000	7,805
Chicago, Illinois General Obligation Bonds, (MBIA-FGIC Insured), Series 1999
0.000% due 01/01/2037	32,670	6,184
0.000% due 01/01/2038	29,145	5,167
0.000% due 01/01/2039	32,670	5,438
Chicago, Illinois General Obligation Bonds, Series 2008
5.250% due 01/01/2033	21,500	21,739
9.140% due 01/01/2033	5,500	5,622
Chicago, Illinois General Obligation Bonds, Series 2009
5.000% due 01/01/2034	24,535	24,089
Chicago, Illinois General Obligation Notes, (FSA Insured), Series 2006
7.222% due 01/01/2014	24,175	20,106
Chicago, Illinois O’Hare International Airport Revenue Bonds, (MBIA-FGIC Insured), Series 2005
5.000% due 01/01/2033	42,500	39,167
Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,600	1,183
6.750% due 12/01/2032	3,456	2,353
Chicago, Illinois Tax Allocation Notes, Series 2004
6.570% due 02/15/2013	2,550	2,395
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	42,720	44,103
6.899% due 12/01/2040	385,740	385,204
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2002
6.150% due 09/01/2026	2,500	2,295
6.200% due 09/01/2033	6,000	5,302
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2003
5.750% due 09/01/2033	1,600	1,169
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2005
5.250% due 09/01/2030	1,980	1,280
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2006
5.125% due 09/01/2036	4,770	3,098
Chula Vista, California Special Tax Bonds, Series 2002
6.050% due 09/01/2025	1,160	1,264
Clark County, Nevada General Obligation Notes, (FGIC Insured), Series 2006
6.907% due 11/01/2013	4,245	3,044
Clark County, Nevada Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2040	4,500	3,945
Clovis, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2020	400	230
0.000% due 08/01/2023	2,000	936
0.000% due 08/01/2025	3,535	1,376
0.000% due 08/01/2027	2,500	833
Colorado State Board of Governors Revenue Bonds, Series 2009
5.000% due 03/01/2039	2,000	1,978
Colorado State E-470 Public Highway Authority Revenue Bonds, (MBIA Insured), Series 2006
0.000% due 09/01/2035	20,000	2,109
0.000% due 09/01/2037	15,000	1,341
Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	619
Comal, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
7.640% due 02/01/2034	6,825	5,609
Cook County, Illinois General Obligation Notes, (AMBAC Insured), Series 2006
6.839% due 11/15/2013	10,025	7,830
6.841% due 11/15/2013	5,645	4,286
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	359
Cypress-Fairbanks, Texas Independent School District General Obligation Notes, (PSF-GTD Insured), Series 2006
7.542% due 02/15/2014	6,500	6,296
Dallas, Texas Area Rapid Transit Revenue Bonds, Series 2008
5.250% due 12/01/2038	10,000	10,143
Delaware County, Pennsylvania Authority Revenue Bonds, Series 2001
5.800% due 10/01/2017	2,575	2,326
Denton, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2026	6,000	2,517
0.000% due 08/15/2027	6,000	2,373
0.000% due 08/15/2028	5,000	1,864
0.000% due 08/15/2029	6,000	2,107
0.000% due 08/15/2030	2,000	662
0.000% due 08/15/2031	8,000	2,494
Denton, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2006
0.000% due 08/15/2025	4,000	1,738
Denver, Colorado City & County School District No. 1 General Obligation Bonds, Series 2009
5.000% due 12/01/2029 (c)	2,500	2,481
Detroit, Michigan Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2034	1,300	1,089
Detroit, Michigan School District General Obligation Bonds, (FGIC/Q-SBLF Insured), Series 1998
4.750% due 05/01/2028	4,500	3,843
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	4,000	4,042
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039	11,000	11,113
Eagle County, Colorado School District No. 50J General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 12/01/2026	2,500	2,557
East Bay, California Municipal Utility District Revenue Bonds, (FSA-CR/FGIC Insured), Series 2007
5.000% due 06/01/2032	5,500	5,411
East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	775	449
East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	1,400	889
Empire Union, California School District Special Tax Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2030	1,560	399
0.000% due 10/01/2032	1,265	281
Escondido, California Union School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2027	1,000	352
Eureka, California Union School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2027	2,440	851
Florida State Board of Education General Obligation Bonds, (MBIA Insured), Series 2007
4.750% due 06/01/2037	16,720	15,023
Florida State Board of Education General Obligation Bonds, (ST-GTD Insured), Series 2005
4.750% due 06/01/2035	1,500	1,386
Florida State Board of Education General Obligation Bonds, Series 2008
4.750% due 06/01/2034	1,000	926
Florida State Board of Education General Obligation Bonds, Series 2009
5.000% due 06/01/2034	13,465	13,312
Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	3,250	2,262
Florida State General Obligation Bonds, Series 2008
5.250% due 07/01/2037	100	101
Florida State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
16.103% due 12/01/2026	2,755	3,442

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Florida State Turnpike Authority Revenue Bonds, Series 2008
9.090% due 07/01/2035	$5,000	$4,898
Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1995
0.000% due 01/01/2025	7,100	3,480
0.000% due 01/01/2026	3,270	1,510
Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1999
0.000% due 01/15/2033	5,000	604
0.000% due 01/15/2034	5,000	551
Fort Bend County, Texas General Obligation Bonds, (MBIA Insured), Series 2007
4.750% due 03/01/2031	500	478
Fremont, California Community DACS District No. 1 Special Tax Bonds, Series 2001
6.300% due 09/01/2031	5,000	3,899
Fremont, California Community DACS District No. 1 Special Tax Bonds, Series 2005
5.300% due 09/01/2030	1,250	871
Gainesville, Florida Revenue Bonds, (FSA Insured), Series 2005
4.750% due 10/01/2036	6,820	7,760
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,000	15,809
5.000% due 06/01/2038	45,000	35,065
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	700	823
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (f)	7,000	2,677
5.000% due 06/01/2033	25,300	14,904
5.125% due 06/01/2047	37,000	19,055
5.750% due 06/01/2047	61,000	34,838
Harris County, Texas Flood Control District General Obligation Notes, Series 2008
7.147% due 10/01/2014	7,900	7,616
Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2003
5.375% due 11/15/2035	1,355	1,546
Hillside, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	4,170	3,357
7.000% due 01/01/2028	2,740	2,024
Houston, Texas Port Authority General Obligation Bonds, Series 2008
5.625% due 10/01/2038	1,000	914
Houston, Texas Revenue Bonds, (ACG Insured), Series 2009
5.375% due 11/15/2038 (c)	10,000	9,775
Houston, Texas Revenue Notes, (FSA Insured), Series 2008
7.157% due 11/15/2015	5,000	4,484
Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 1998
0.000% due 12/01/2028	8,720	2,989
Huntington Beach, California Community Facilities District Special Tax Bonds, Series 2002
6.300% due 09/01/2032	1,750	1,351
Huntsville-Redstone Village, Alabama Special Care Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 01/01/2043	1,600	970
Illinois State Ceres Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2027	2,300	757
0.000% due 08/01/2028	2,825	861
0.000% due 08/01/2029	2,940	835
Illinois State Educational Facilities Authority Revenue Bonds, Series 2005
8.630% due 07/01/2033	1,195	1,175
Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	1,050	649
Illinois State Finance Authority Revenue Bonds, Series 2007
5.500% due 05/15/2037	1,500	841
5.750% due 05/15/2031	2,000	1,289
6.000% due 11/15/2037	1,500	774
7.000% due 12/01/2037	3,800	2,224
Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035	1,000	721
Illinois State Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037	45,400	46,553
5.750% due 07/01/2033	10,500	11,148
Illinois State Finance Authority Revenue Notes, Series 2009
5.000% due 07/01/2017	8,800	9,751
Illinois State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
15.744% due 06/01/2026	2,315	3,069
Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (MBIA Insured), Series 2002
0.000% due 12/15/2030	60,000	16,357
0.000% due 12/15/2032	55,000	12,880
0.000% due 12/15/2033	50,000	10,908
0.000% due 06/15/2038	2,460	400
Illinois State Regional Transportation Authority Revenue Bonds, (MBIA Insured), Series 2006
5.000% due 07/01/2025	1,000	1,034
Illinois State Revenue Bonds, (MBIA-FGIC Insured), Series 2002
5.750% due 06/15/2019	6,250	7,412
Indiana State Anderson School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.750% due 01/15/2027	2,715	2,657
4.750% due 01/15/2028	2,000	1,930
Indiana State Bond Bank Revenue Bonds, (FSA Insured), Series 2007
8.640% due 02/01/2033	3,770	2,713
Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 03/01/2037	4,000	2,999
Indiana University Revenue Notes, Series 2008
7.581% due 12/15/2015	8,955	8,524
Iowa State Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045	3,715	2,141
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	16,100	9,615
6.500% due 06/01/2023	55,225	39,722
Jurupa, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 05/01/2027	1,900	628
Keller, Texas Independent School District General Obligation Notes, (PSF-GTD Insured), Series 2008
7.097% due 08/15/2015	8,000	7,282
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	3,000	2,833
King County, Washington General Obligation Bonds, Series 2009
5.250% due 01/01/2039 (c)	9,315	9,300
King County, Washington General Obligation Notes, Series 2008
7.147% due 01/01/2016	22,800	20,261
King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	18,400	17,842
Kings Canyon, California Joint Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2027	2,450	855
Lake County, Illinois Community High School District No. 127-Grayslake General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 02/01/2019	5,000	3,276
0.000% due 02/01/2020	5,000	3,075
0.000% due 02/01/2022	5,690	3,066
Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2008
5.000% due 02/01/2031	2,125	1,925
5.000% due 02/01/2032	2,305	2,078
5.000% due 02/01/2033	8,300	7,439
5.000% due 02/01/2034	415	370
5.000% due 02/01/2035	9,150	8,139
5.000% due 02/01/2036	9,605	8,518
Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	500	293
Long Beach, California Community College District General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 05/01/2032	17,300	16,458
Los Angeles, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	3,300	3,163
Los Angeles, California Community College District General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 08/01/2027	200	196
5.000% due 08/01/2032	30,300	28,624
Los Angeles, California Community Redevelopment Agency Tax Allocation Bonds, Series 2001
5.875% due 09/01/2026	520	399
6.000% due 09/01/2031	325	244
Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2037	14,100	13,483
5.000% due 07/01/2038	6,150	5,824

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Los Angeles, California Department of Water & Power Revenue Bonds, (FSA Insured), Series 2005
4.750% due 07/01/2036	$800	$739
16.128% due 07/01/2035	12,500	11,142
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2008
5.250% due 07/01/2038	13,000	12,980
Los Angeles, California Department of Water & Power Revenue Notes, (FSA Insured), Series 2006
6.841% due 07/01/2013	8,850	7,492
Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2022	6,195	6,212
4.500% due 07/01/2023	7,180	7,010
4.500% due 07/01/2024	6,590	6,317
Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2008
8.190% due 07/01/2023	10,200	9,709
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2007
4.500% due 07/01/2025	5,400	4,954
4.500% due 01/01/2028	8,740	7,694
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2008
8.190% due 07/01/2025	17,100	14,273
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305	12,114
Manhattan Beach, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2001
0.000% due 09/01/2025	1,000	398
Manteca, California Unified School District Special Tax Bonds, (MBIA Insured), Series 2001
0.000% due 09/01/2025	2,365	889
Massachusetts State General Obligation Bonds, Series 2001
5.500% due 11/01/2014	1,935	2,241
Massachusetts State General Obligation Bonds, Series 2003
5.500% due 10/01/2017	3,700	4,353
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2009
5.500% due 11/15/2036	219,900	233,373
Massachusetts State School Building Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 08/15/2037	1,000	979
Massachusetts State Water Pollution Abatement Revenue Bonds, Series 2007
5.000% due 08/01/2037	11,000	10,999
Massachusetts State Water Resources Authority Revenue Bonds, (FSA Insured), Series 2005
9.180% due 08/01/2032	250	248
Massachusetts State Water Resources Authority Revenue Bonds, (MBIA Insured), Series 2005
5.000% due 08/01/2034	10,000	9,886
Mesquite, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2005
0.000% due 08/15/2016	1,365	1,048
0.000% due 08/15/2018	1,000	675
0.000% due 08/15/2019	1,000	633
0.000% due 08/15/2020	1,000	595
Michigan City, Indiana Area-Wide School Building Corp. Revenue Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 01/15/2021	2,500	1,408
0.000% due 07/15/2021	1,000	548
0.000% due 01/15/2022	1,000	526
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (q)	110	86
Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2022	775	563
5.000% due 09/01/2036	1,500	894
Michigan State Star International Academy Certificates of Participation Bonds, Series 2007
6.125% due 03/01/2037	1,460	1,008
Michigan State Technical University Revenue Bonds, (XLCA Insured), Series 2003
5.000% due 10/01/2033	750	729
Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,250	833
Minnehaha County, South Dakota Revenue Bonds, Series 2007
5.375% due 12/01/2027	1,705	1,056
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 01/15/2037	12,360	12,438
Missouri State Heath & Educational Facilities Authority Revenue Bonds, Series 2008
5.375% due 03/15/2039	8,000	8,296
Missouri State Joint Municipal Electric Utility Commission Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2042	39,525	34,321
Monrovia, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 12/01/2031	2,385	2,339
Montclair, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2001
5.300% due 10/01/2030	5,820	5,913
Montebello, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 08/01/2024	1,485	639
Montebello, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,500	636
0.000% due 08/01/2025	2,830	1,099
0.000% due 08/01/2027	2,775	924
Moreno Valley, California Unified School District Community Facilities District Special Tax Bonds, Series 2005
5.200% due 09/01/2036	4,585	2,993
Morgan Hill, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 08/01/2023	2,400	1,294
Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Bonds, Series 2009
5.000% due 10/01/2039 (c)	10,000	9,831
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	1,300	981
Nevada State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, Series 2008
11.954% due 06/01/2028	7,830	6,613
Nevada State System of Higher Education Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 07/01/2030	10,000	9,832
Nevada State Truckee Meadows Water Authority Revenue Bonds, (MBIA Insured), Series 2005
5.000% due 07/01/2036	5,560	4,936
New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	2,960	2,624
New Jersey State Educational Facilities Authority Revenue Bonds, Series 2002
6.000% due 07/01/2025	1,500	1,348
New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2003
5.500% due 07/01/2033	2,000	1,096
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	14,600	9,113
5.000% due 06/01/2041	29,855	15,511
New Mexico State Finance Authority Revenue Bonds, Series 2006
5.000% due 12/15/2026	5,000	5,148
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2006
7.640% due 06/15/2033	3,750	2,905
12.687% due 06/15/2039	8,160	7,395
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035	20,185	18,644
5.000% due 06/15/2037	8,020	7,783
5.000% due 06/15/2038	500	484
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.750% due 06/15/2040	9,685	10,164
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.000% due 06/15/2040	2,700	2,609
5.250% due 06/15/2040	5,500	5,534
New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2008
7.165% due 06/15/2015	10,200	8,593
7.547% due 12/15/2013	5,000	4,681
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.250% due 01/15/2039	11,000	10,353
New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	8,000	5,571
New York State Counties Tobacco Trust III Revenue Bonds, Series 2005
6.000% due 06/01/2027	17,845	11,134

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
New York State Dormitory Authority Revenue Bonds, (MBIA-FHA Insured), Series 2001
5.400% due 02/01/2031	$95	$92
5.500% due 02/01/2041	1,435	1,381
New York State Dormitory Authority Revenue Bonds, (Radian Insured), Series 2003
5.000% due 07/01/2027	2,000	1,607
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	7,500	7,490
New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
5.000% due 09/15/2032	9,500	9,474
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034 (c)	10,000	9,679
5.125% due 06/15/2038 (c)	30,000	29,397
New York State Housing Finance Agency Revenue Bonds, Series 2007
5.000% due 03/15/2032	4,700	4,618
New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.433% due 09/15/2029	13,810	15,363
New York State JPMorgan Chase Putters/Drivers Trust Revenue Notes, Series 2008
7.784% due 07/15/2012	6,820	7,439
11.447% due 06/15/2011	6,645	6,510
New York State Liberty Development Corp. Revenue Bonds, Series 2006
8.430% due 10/01/2035	446	311
8.470% due 10/01/2035	12,815	8,932
New York State Metropolitan Transportation Authority Revenue Bonds, (MBIA-FGIC Insured), Series 2002
5.000% due 07/01/2025	6,040	5,954
New York State Metropolitan Transportation Authority Revenue Bonds, (MBIA-FGIC Insured), Series 2003
5.000% due 11/15/2032	200	183
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,800	1,815
5.750% due 11/01/2030	3,500	3,424
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 11/15/2032	4,000	3,934
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2007
5.000% due 11/15/2032	4,755	4,639
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2038	15,000	14,417
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2009
5.000% due 11/15/2029	14,620	14,601
5.250% due 11/15/2034	13,000	13,067
New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	23,000	14,609
New York State Urban Development Corp. Revenue Bonds, Series 2005
19.887% due 03/15/2035	3,250	3,075
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	3,000	3,009
Newark, California Unified School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2026	3,245	1,238
North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	590
North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,056
North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	1,070	796
6.125% due 10/01/2039	620	457
North Texas State Municipal Water District Revenue Bonds, (MBIA Insured), Series 2006
5.000% due 09/01/2035	200	195
North Texas State Municipal Water District Revenue Notes, (MBIA Insured), Series 2008
7.157% due 09/01/2014	8,750	8,348
Northwest Harris County, Texas Municipal Utility District No. 16 General Obligation Bonds, (Radian Insured), Series 2002
5.300% due 10/01/2029	2,105	2,106
Oakland, California General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
5.000% due 01/15/2027	8,670	8,529
5.000% due 01/15/2032	11,135	10,246
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	6,346
5.875% due 06/01/2030	13,800	8,645
5.875% due 06/01/2047	378,300	207,834
Orange County, Florida Housing Finance Authority Revenue Bonds, Series 2002
5.250% due 01/01/2028	1,000	994
Oregon State Department of Administrative Services Revenue Bonds, Series 2009
5.000% due 04/01/2029 (c)	1,550	1,546
Palmdale, California Community Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2030	1,230	321
0.000% due 12/01/2031	1,230	301
0.000% due 12/01/2032	1,225	278
Palomar, California Community College District General Obligation Bonds, (FSA Insured), Series 2007
4.750% due 05/01/2032	20,175	18,479
Paramount, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 09/01/2023	1,750	821
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 05/01/2037	1,000	724
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2006
7.231% due 07/15/2013	9,560	8,490
Perris, California Public Financing Authority Tax Allocation Bonds, Series 2002
5.375% due 10/01/2020	780	766
5.625% due 10/01/2031	1,800	1,556
Phoenix, Arizona Civic Improvement Corp. Revenue Bonds, Series 2007
5.000% due 07/01/2018	5,000	5,647
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.000% due 06/01/2037	1,260	791
5.500% due 07/01/2037	5,000	3,220
Placer County, California Union High School District General Obligation Bonds, (FSA Insured), Series 2004
0.000% due 08/01/2033	10,150	2,325
Poway, California Unified School District Special Tax Bonds, Series 2002
5.600% due 09/01/2033	2,000	1,718
6.050% due 09/01/2025	2,285	2,000
6.125% due 09/01/2033	7,600	6,459
Poway, California Unified School District Special Tax Bonds, Series 2005
5.125% due 09/01/2028	4,400	3,233
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	51,800	3,735
0.000% due 08/01/2054	77,000	3,331
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2007
0.000% due 08/01/2056	21,600	742
Rancho Cucamonga, California Community Facilities District Special Tax Bonds, Series 2001
6.375% due 09/01/2031	2,000	1,604
Rancho Mirage, California Redevelopment Agency Tax Allocation Bonds, Series 2001
5.500% due 04/01/2024	1,190	1,077
5.625% due 04/01/2033	1,580	1,295
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	4,894
Richmond, California Revenue Bonds, (FGIC Insured), Series 1999
0.000% due 08/01/2030	1,500	496
Rochester, Minnesota Revenue Bonds, Series 2007
5.300% due 04/01/2037	100	64
Rocklin, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2023	2,610	1,205
0.000% due 08/01/2024	5,000	2,135
0.000% due 08/01/2025	4,000	1,573
0.000% due 08/01/2026	4,000	1,463
0.000% due 08/01/2027	4,500	1,528
Roseville, California Special Tax Bonds, Series 2000
6.375% due 09/01/2027	575	630
Round Lake, Illinois Lakewood Grove Special Service Area No. 1 Special Tax Bonds, Series 2003
6.700% due 03/01/2033	4,245	4,948
Sacramento, California Financing Authority Revenue Bonds, Series 1999
6.250% due 09/01/2023	5,650	4,565
Sacramento, California Revenue Bonds, (CM Insured), Series 1998
5.300% due 01/01/2024	1,920	1,851
Sacramento, California Special Tax Bonds, Series 1999
5.700% due 09/01/2023	2,945	2,300

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Sacramento, California Special Tax Bonds, Series 2001
6.100% due 09/01/2021	$655	$534
6.150% due 09/01/2026	1,240	975
Salinas, California Union High School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2003
0.000% due 10/01/2023	485	219
San Antonio, Texas Water Revenue Bonds, (MBIA Insured), Series 2005
4.750% due 05/15/2037	3,000	2,905
San Bernardino, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	200	196
San Diego, California Community Facilities District No. 3 Special Tax Bonds, Series 2006
5.600% due 09/01/2021 (q)	2,090	1,727
San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	55,405	34,836
San Juan, California Unified School District General Obligation Bonds, (FSA Insured), Series 1999
0.000% due 08/01/2023	1,770	846
San Juan, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 08/01/2022	9,445	4,834
0.000% due 08/01/2025	10,895	4,387
0.000% due 08/01/2026	12,215	4,582
San Mateo County, California Community College District General Obligation Bonds, Series 2006
5.000% due 09/01/2038	11,000	10,654
San Mateo, California Union High School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 09/01/2020	2,300	1,363
Santa Ana, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2026	2,515	915
0.000% due 08/01/2028	3,520	1,102
0.000% due 08/01/2030	2,500	669
0.000% due 08/01/2031	3,780	934
0.000% due 08/01/2032	3,770	865
Santa Clara County, California East Side Union High School District General Obligation Bonds, (XLCA Insured), Series 2005
0.000% due 08/01/2021	1,985	920
0.000% due 08/01/2022	1,490	637
Santa Clara, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2025	2,155	2,172
5.000% due 07/01/2027	3,040	3,041
Santa Clarita, California Community College District General Obligation Bonds, (MBIA Insured), Series 2007
4.750% due 08/01/2037	6,665	5,756
Santa Margarita, California Water District Special Tax Bonds, Series 1999
6.250% due 09/01/2029	8,230	8,139
Santa Margarita, California Water District Special Tax Bonds, Series 2003
6.000% due 09/01/2030	2,000	2,336
Santa Monica, California Community College District General Obligation Bonds, (MBIA Insured), Series 2005
0.000% due 08/01/2026	2,000	732
0.000% due 08/01/2027	3,550	1,210
Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.625% due 07/01/2027	4,720	3,292
Seattle, Washington Port Authority Revenue Bonds, (MBIA Insured), Series 2005
8.630% due 07/01/2033	1,250	1,161
Seattle, Washington Revenue Bonds, Series 2008
5.250% due 02/01/2033	6,360	6,445
Shasta, California Union High School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,000	440
South Carolina State Jobs-Economic Development Authority Revenue Bonds, (Radian Insured), Series 2001
5.375% due 02/01/2030	3,000	2,373
South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
6.000% due 11/15/2037	750	449
South Carolina State Public Service Authority Revenue Bonds, Series 2008
5.500% due 01/01/2038	20,000	20,437
South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	15,600	17,988
South Tahoe, California Joint Powers Parking Financing Authority Revenue Bonds, Series 2002
7.000% due 12/01/2027	2,745	1,982
Southbridge, Massachusetts Associates LLC Revenue Bonds, (MBIA Insured), Series 2000
7.590% due 02/01/2022	31,105	34,049
Southern California State Metropolitan Water District Revenue Bonds, Series 2009
5.000% due 01/01/2039	14,905	14,543
Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	36,040	18,724
Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
6.625% due 06/01/2037	600	418
Spanish Fork City, Utah Revenue Bonds, Series 2006
5.700% due 11/15/2036	750	473
St. Louis, Missouri Industrial Development Authority Revenue Bonds, (GNMA Insured), Series 2002
5.125% due 12/20/2029	1,500	1,452
5.125% due 12/20/2030	1,500	1,457
Stanislaus County, California Modesto Elementary School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2023	2,615	1,232
0.000% due 08/01/2024	2,705	1,172
0.000% due 05/01/2027	2,000	695
Stanislaus County, California Modesto High School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2026	2,150	780
Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	5,400	4,349
Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037	5,000	2,507
Temecula, California Public Financing Authority Community Facilities District No. 3-1 Special Tax Bonds, Series 2003
6.000% due 09/01/2033	2,000	1,604
Texas State General Obligation Bonds, Series 2006
5.000% due 04/01/2033	2,640	2,640
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	5,000	4,798
Texas State General Obligation Notes, Series 2008
7.094% due 10/01/2013	7,400	6,720
7.147% due 10/01/2015	77,705	71,433
10.731% due 04/01/2015	19,970	19,612
10.735% due 04/01/2015	8,330	8,330
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
12.941% due 02/15/2032	4,690	5,587
15.227% due 02/15/2028	5,565	6,934
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Notes, (PSF-GTD Insured), Series 2008
11.015% due 02/15/2012	3,985	4,146
Texas State Leander Independent School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2005
0.000% due 08/15/2023	1,000	457
Texas State Northside Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2005
8.630% due 02/15/2035	4,023	4,060
Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2019	10,000	5,681
0.000% due 08/15/2025	19,990	6,898
Tracy, California Community Facilities District Special Tax Bonds, Series 2002
6.000% due 09/01/2027	995	740
Tuscaloosa, Alabama Educational Building Authority Revenue Bonds, Series 2007
5.000% due 06/01/2026	1,400	973
Tyler, Texas Independent School District General Obligation Bonds, Series 2009
5.000% due 02/15/2034	3,000	2,900
Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,225	807
University of Arkansas Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 11/01/2037	400	381
University of California Regents Medical Center Revenue Bonds, (MBIA Insured), Series 2007
4.750% due 05/15/2031	4,000	3,566

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
University of California Revenue Bonds, (FSA Insured), Series 2005
8.130% due 05/15/2035	$3,450	$2,776
University of California Revenue Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 05/15/2037	100	95
5.000% due 05/15/2041	1,000	926
University of California Revenue Bonds, Series 2009
5.250% due 05/15/2039	5,000	4,845
University of Texas Revenue Bonds, Series 2004
4.750% due 07/01/2030	7,745	7,562
University Place, Missouri Transportation Development District Special Assessment Bonds, Series 2006
5.000% due 03/01/2032	500	293
Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,320	916
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	250	200
Utah State Transit Authority Revenue Bonds, (MBIA Insured), Series 2007
0.000% due 06/15/2023	10,000	4,548
0.000% due 06/15/2029	10,000	2,883
Ventura County, California Community College District General Obligation Bonds, Series 2008
5.500% due 08/01/2033	15,000	14,979
Victor, California Elementary School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,125	470
0.000% due 08/01/2026	2,410	852
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	3,000	1,937
5.750% due 09/01/2042	2,000	1,273
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.500% due 06/01/2026	1,050	1,162
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (f)	11,000	4,381
Vista, California Unified School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2026	1,000	378
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	350	198
Washington State Energy Northwest Revenue Bonds, (MBIA Insured), Series 2002
5.750% due 07/01/2015	6,600	7,219
Washington State Energy Northwest Revenue Notes, Series 2008
5.000% due 07/01/2015	5,000	5,541
Washington State General Obligation Bonds, (MBIA-FGIC Insured), Series 2003
0.000% due 06/01/2016	700	543
Washington State General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 01/01/2032	1,800	1,781
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	10,200	5,459
Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	1,500	1,129
Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	6,850	4,825
Weber County, Utah Revenue Bonds, Series 1999
5.000% due 08/15/2030	1,750	1,628
West Contra Costa, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2026	2,740	2,681
5.000% due 08/01/2028	2,690	2,580
5.000% due 08/01/2031	1,890	1,734
West Orange Cove, Texas Consolidated Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
4.750% due 02/15/2038	900	858
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	166,535	89,912
Willacy County, Texas Revenue Bonds, Series 2007
6.875% due 09/01/2028	6,650	4,842
Wisconsin State Clean Water Revenue Bonds, Series 2009
5.750% due 05/01/2033 (c)	38,000	38,113
6.000% due 05/01/2036 (c)	62,000	62,933
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 05/01/2032	2,250	1,366
Yuba City, California Unified School District General Obligation Bonds, (MBIA-FGIC Insured), Series 2002
0.000% due 09/01/2025	2,110	819

Total Municipal Bonds & Notes (Cost $4,079,393)		3,889,535

U.S. GOVERNMENT AGENCIES 91.7%
Fannie Mae
0.000% due 04/25/2018 - 08/25/2023 (d)	32	29
0.000% due 10/09/2019	57,400	30,014
0.642% due 03/25/2034	168	150
0.652% due 03/25/2036	17,361	14,816
0.672% due 08/25/2034	154	145
0.722% due 10/27/2037	101,100	91,053
0.762% due 06/25/2032	46	38
0.772% due 06/25/2044	11	11
0.842% due 06/25/2037	81	79
0.872% due 07/25/2021 - 03/25/2044	7,309	6,728
0.922% due 06/25/2029 - 11/25/2036	27,644	26,803
0.956% due 04/18/2028	166	162
0.972% due 10/25/2030 - 02/25/2033	756	738
1.000% due 09/25/2023	2	2
1.006% due 10/18/2030	1,296	1,264
1.012% due 08/25/2021 - 03/25/2022	37	36
1.022% due 03/25/2017 - 07/25/2034	2,175	2,131
1.106% due 12/18/2031	526	516
1.122% due 05/25/2030	626	619
1.162% due 11/25/2013 - 08/25/2022	131	129
1.172% due 05/25/2030	626	621
1.212% due 10/25/2023 - 03/25/2024	3,167	3,116
1.362% due 01/25/2022	49	48
1.392% due 01/25/2022	111	109
1.412% due 12/25/2021	55	54
1.422% due 04/25/2032	56	56
1.462% due 04/25/2021	9	9
1.542% due 04/01/2027	40	40
1.562% due 04/25/2023	328	325
3.022% due 07/01/2042 - 10/01/2044	68,665	67,519
3.023% due 12/01/2044	8,087	8,079
3.072% due 09/01/2041	58	57
3.222% due 10/01/2030 - 10/01/2040	4,857	4,815
3.585% due 02/01/2034	88	89
3.625% due 02/01/2020	4	4
3.770% due 11/01/2035	7,957	8,140
3.840% due 09/01/2035	208	207
3.868% due 03/01/2034	9,035	9,181
3.990% due 02/01/2026	74	74
4.000% due 11/01/2010 - 09/01/2020	5,825	5,961
4.007% due 10/01/2020	18	18
4.016% due 07/01/2017	867	864
4.020% due 02/01/2024 - 08/01/2033	100	100
4.083% due 01/01/2021	18	18
4.087% due 08/01/2027	1,277	1,296
4.161% due 06/01/2035	3,252	3,313
4.162% due 01/01/2020	609	609
4.165% due 03/01/2035	2,266	2,310
4.217% due 10/01/2024	27	27
4.272% due 06/01/2021	493	492
4.275% due 09/01/2017	681	677
4.287% due 09/01/2033	331	333
4.298% due 04/01/2027	40	41
4.303% due 09/01/2034	1,562	1,588
4.315% due 11/01/2023 - 12/01/2023	348	348
4.325% due 10/01/2020 - 01/01/2024	58	58
4.338% due 05/01/2035	453	462
4.344% due 11/01/2025	196	198
4.347% due 11/01/2034	372	378
4.358% due 11/01/2034	3,818	3,886
4.372% due 01/01/2024	108	109
4.375% due 04/01/2017 - 04/01/2034	215	216
4.382% due 09/01/2024	184	184
4.400% due 12/01/2023	19	19
4.418% due 10/01/2034	2,666	2,674
4.419% due 11/01/2035	5,615	5,720
4.449% due 12/01/2020	527	525
4.450% due 12/01/2023	79	78
4.459% due 03/01/2019	810	813
4.464% due 03/01/2035	120	122
4.476% due 05/01/2035	44,008	45,016
4.477% due 05/01/2035	5,700	5,766
4.496% due 11/01/2024	2,020	2,021

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
4.500% due 10/01/2010 - 12/01/2035	$170,003	$175,261
4.501% due 03/01/2025	793	790
4.510% due 07/01/2034	5,434	5,524
4.529% due 02/01/2022	191	191
4.543% due 06/01/2035	13,047	13,146
4.544% due 02/01/2028	36	36
4.553% due 09/01/2022	126	124
4.565% due 09/01/2021	13	13
4.585% due 11/01/2023	16	16
4.593% due 07/01/2033	34	35
4.594% due 12/01/2018	72	72
4.601% due 05/01/2023	152	151
4.618% due 08/01/2035	2,455	2,518
4.620% due 05/01/2009	34	34
4.626% due 10/01/2034	3,495	3,570
4.643% due 08/01/2027	1,571	1,589
4.646% due 05/01/2035	31,285	31,917
4.647% due 01/01/2035	440	449
4.648% due 06/01/2015	202	207
4.654% due 05/25/2035	42,987	44,204
4.658% due 02/01/2035	4,488	4,574
4.669% due 10/01/2024	104	106
4.673% due 11/01/2035	28,512	28,808
4.674% due 12/01/2034	434	442
4.680% due 12/01/2012	362	390
4.683% due 01/01/2018 - 09/01/2035	3,101	3,144
4.693% due 06/01/2035	20,787	20,684
4.695% due 08/01/2025	1,121	1,143
4.698% due 02/01/2035	5,105	5,191
4.719% due 02/01/2028	611	611
4.720% due 07/01/2035	4,832	4,937
4.722% due 06/01/2035	4,017	4,061
4.733% due 04/01/2018	165	169
4.734% due 09/01/2019	662	662
4.750% due 12/15/2010 - 08/01/2024	368	385
4.755% due 08/01/2035	5,475	5,625
4.759% due 03/01/2035	139	140
4.760% due 08/01/2035	804	826
4.769% due 11/01/2034	4,148	4,232
4.773% due 12/01/2027	257	258
4.778% due 02/01/2027	279	284
4.781% due 11/01/2012	15	16
4.784% due 12/01/2017	749	761
4.796% due 11/01/2035	17,460	17,922
4.797% due 09/01/2035	18,099	18,500
4.801% due 04/01/2034	456	462
4.830% due 06/01/2035	292	299
4.834% due 10/01/2034	7,004	7,181
4.837% due 09/01/2034	26,651	27,290
4.850% due 12/01/2026	13	13
4.854% due 01/01/2035	16,343	16,682
4.855% due 12/01/2033	670	685
4.863% due 02/01/2035	8,224	8,423
4.870% due 05/01/2013	128	134
4.872% due 12/01/2025	306	308
4.873% due 04/01/2013	55	58
4.890% due 08/01/2035	9,514	9,738
4.891% due 01/01/2035	18,875	19,298
4.899% due 12/01/2034	2,231	2,289
4.902% due 03/01/2035 - 04/01/2038	581	596
4.904% due 04/01/2035	3,721	3,827
4.906% due 07/01/2035	4,756	4,858
4.909% due 07/01/2035	3,613	3,699
4.920% due 11/01/2023 - 09/01/2035	12,020	12,331
4.933% due 04/01/2027	56	57
4.934% due 12/01/2034	419	430
4.951% due 01/01/2035	21,311	21,899
4.954% due 02/01/2035	6,086	6,230
4.958% due 11/01/2031	185	186
4.960% due 08/01/2026	116	115
4.962% due 05/01/2025	230	235
4.963% due 11/01/2025	141	142
4.964% due 04/01/2027	3	3
4.966% due 12/01/2025	203	206
4.968% due 06/01/2035	1,391	1,430
4.980% due 01/01/2026	145	147
4.984% due 07/01/2024	374	380
5.000% due 12/01/2012 - 05/01/2039	19,119,587	19,765,746
5.000% due 03/01/2036 (l)	1,670,775	1,727,555
5.015% due 09/01/2029	12	12
5.025% due 11/01/2035	938	966
5.026% due 02/01/2021	131	134
5.031% due 03/01/2024	37	38
5.033% due 11/01/2034	2,272	2,333
5.055% due 05/01/2024	81	81
5.060% due 06/01/2035	4,055	4,126
5.062% due 12/01/2022	36	36
5.066% due 11/01/2025	585	593
5.082% due 09/01/2035	2,787	2,869
5.085% due 03/01/2026	54	54
5.089% due 05/01/2030	13	13
5.095% due 07/01/2026	11	12
5.105% due 05/01/2021	17	17
5.107% due 09/01/2023	144	146
5.110% due 12/01/2030	14	14
5.111% due 07/01/2035	3,929	4,040
5.115% due 09/01/2024	139	139
5.121% due 12/01/2036	501	508
5.124% due 02/01/2028 - 03/01/2034	10,903	11,200
5.125% due 10/01/2024	4	4
5.137% due 10/01/2035	3,963	4,081
5.144% due 06/01/2025	413	422
5.145% due 11/01/2025 - 09/01/2035	3,771	3,884
5.149% due 05/01/2022	12	12
5.150% due 06/01/2025	75	76
5.154% due 08/01/2035	3,311	3,414
5.157% due 02/01/2016	197	210
5.159% due 11/01/2010	30	30
5.170% due 10/01/2035	3,368	3,438
5.178% due 10/01/2023	24	24
5.179% due 09/01/2035	4,401	4,536
5.180% due 07/01/2035	3,491	3,603
5.186% due 08/01/2035	3,243	3,335
5.187% due 11/01/2035	2,608	2,688
5.193% due 10/01/2035	4,563	4,704
5.206% due 07/01/2035 - 08/01/2035	5,908	6,093
5.224% due 11/01/2035	3,934	4,060
5.225% due 09/01/2035	6,303	6,486
5.242% due 07/01/2035	3,584	3,701
5.243% due 05/01/2026	46	46
5.250% due 11/01/2026	38	37
5.254% due 06/01/2024	30	30
5.261% due 06/01/2029	76	76
5.264% due 12/01/2035	3,844	3,974
5.277% due 12/01/2023	58	58
5.278% due 10/01/2035	4,583	4,669
5.286% due 10/01/2035	4,654	4,805
5.289% due 09/01/2035	72	74
5.290% due 11/25/2033	1,400	1,433
5.294% due 09/01/2034	1,316	1,315
5.300% due 08/01/2031	129	129
5.310% due 11/01/2025 - 08/25/2033	4,475	4,578
5.345% due 10/01/2027	103	102
5.347% due 11/01/2035	4,906	5,077
5.350% due 11/01/2035	5,107	5,282
5.370% due 08/25/2043	2,956	2,917
5.375% due 07/15/2016 - 03/01/2023	427	479
5.395% due 01/01/2036	3,558	3,614
5.407% due 05/01/2036	1,869	1,927
5.410% due 07/01/2019	84	85
5.415% due 01/01/2037	835	863
5.430% due 01/01/2036	108	112
5.445% due 12/01/2017	5	5
5.473% due 08/01/2027	34	34
5.497% due 09/01/2021	8	8
5.500% due 04/01/2009 - 05/01/2039	30,514,107	31,706,475
5.500% due 05/01/2033 - 09/01/2038 (m)	3,900,064	4,054,592
5.500% due 05/01/2034 - 06/01/2038 (l)	14,287,486	14,868,092
5.500% due 02/01/2035 (k)	252,613	263,330
5.500% due 06/01/2038 (l)(m)	7,933,843	8,245,618
5.524% due 07/01/2021	32	32
5.533% due 10/01/2026	11	11
5.536% due 03/01/2036	2,973	3,089
5.554% due 10/01/2019	242	243
5.565% due 01/01/2036	2,384	2,443
5.574% due 02/01/2036	5,203	5,398
5.575% due 07/01/2024 - 01/01/2037	882	911
5.599% due 10/01/2027	224	231
5.600% due 12/01/2035	3,274	3,402
5.603% due 04/01/2024	276	281
5.610% due 03/01/2036	2,559	2,658
5.637% due 02/01/2036	437	454
5.677% due 11/01/2019	162	162
5.684% due 09/01/2014	18	19
5.688% due 09/01/2036	19	20
5.690% due 02/01/2033	3	3
5.700% due 02/28/2025	150	150
5.722% due 04/01/2026 - 03/01/2036	4,296	4,469
5.737% due 08/01/2023	83	85
5.750% due 01/01/2020 - 12/20/2027	1,197	1,237
5.761% due 03/01/2036	4,569	4,750
5.763% due 09/01/2037	42	43
5.780% due 09/01/2012	476	509
5.790% due 10/01/2017	394	434
5.800% due 02/09/2026	50,000	52,032

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
5.820% due 06/01/2023	$20	$20
5.822% due 06/01/2023	93	93
5.834% due 04/01/2036	18	18
5.908% due 06/01/2036	1,901	1,973
5.914% due 02/01/2012	425	453
5.930% due 06/01/2022	35	36
5.970% due 07/01/2019	13	13
5.981% due 11/01/2011	124	131
6.000% due 07/01/2011 - 10/25/2044	31,440,712	32,856,464
6.000% due 10/01/2038 (l)	2,175,187	2,274,754
6.040% due 08/01/2022	1,122	1,167
6.043% due 09/01/2036	81	84
6.066% due 02/01/2021	82	85
6.080% due 07/01/2032	145	151
6.114% due 02/01/2012	504	539
6.147% due 05/01/2023	319	323
6.189% due 03/01/2023	420	434
6.200% due 05/01/2011	78	82
6.250% due 02/01/2011 - 02/25/2029	136,658	139,462
6.280% due 06/15/2027	166,000	178,016
6.290% due 02/25/2029	500	553
6.296% due 08/01/2027	133	134
6.300% due 10/17/2038	9,267	9,255
6.320% due 10/01/2013	1,818	1,954
6.390% due 05/25/2036	13,422	14,146
6.480% due 01/01/2011	292	306
6.500% due 07/01/2011 - 06/25/2044	374,810	396,208
6.500% due 10/25/2022 (b)	2	0
6.539% due 03/01/2023	828	861
6.626% due 05/01/2014	64	66
6.730% due 06/01/2022	14	15
6.745% due 02/01/2018	43	45
6.750% due 10/25/2023	298	321
6.825% due 02/01/2020	51	53
6.838% due 11/01/2021	63	67
6.900% due 05/25/2023	52	56
6.960% due 07/01/2019	177	179
7.000% due 06/01/2009 - 01/25/2048	26,793	28,515
7.025% due 11/01/2022	19	20
7.039% due 12/01/2010	608	630
7.110% due 10/01/2009	452	453
7.200% due 05/01/2021	19	20
7.250% due 01/01/2023	751	828
7.360% due 04/01/2011	313	334
7.375% due 05/25/2022	1,053	1,122
7.446% due 06/01/2030	190	196
7.500% due 11/01/2010 - 07/25/2041	5,304	5,922
7.750% due 06/01/2009 - 01/25/2022	1,610	1,764
7.780% due 01/01/2018	2,021	2,368
7.800% due 10/25/2022	219	233
7.920% due 03/01/2018	2,505	2,960
7.980% due 05/01/2030	6,085	6,687
8.000% due 12/01/2010 - 06/01/2032	4,186	4,521
8.000% due 08/18/2027 (b)	10	2
8.060% due 04/01/2030	1,694	1,857
8.080% due 04/01/2030	931	1,021
8.250% due 02/01/2017	4	4
8.490% due 06/01/2025	856	955
8.500% due 01/01/2012 - 10/01/2032	3,309	3,628
8.750% due 01/25/2021	214	238
9.000% due 09/01/2014 - 12/01/2027	1,485	1,643
9.250% due 04/25/2018	21	23
9.300% due 05/25/2018 - 08/25/2019	64	71
9.382% due 09/25/2028	379	401
9.500% due 11/01/2009 - 03/01/2026	1,012	1,133
10.000% due 11/01/2013 - 05/01/2022	123	137
10.500% due 11/01/2013 - 04/01/2022	31	34
11.000% due 11/01/2013 - 11/01/2020	124	141
11.500% due 08/20/2016 - 11/01/2019	5	5
12.000% due 05/01/2016	1	1
12.500% due 10/01/2015	2	3
13.250% due 09/01/2011	1	1
14.750% due 08/01/2012	8	10
15.000% due 10/15/2012	24	28
15.500% due 10/01/2012 - 12/01/2012	2	2
15.750% due 12/01/2011 - 08/01/2012	8	9
16.000% due 09/01/2012	13	14
903.212% due 08/25/2021 (b)	0	5
1000.000% due 04/25/2022 (b)	0	4
Farmer Mac
7.997% due 01/25/2012	252	252
Federal Home Loan Bank
2.250% due 10/02/2009	650	654
5.625% due 06/13/2016	175	171
7.400% due 02/01/2021	751	756
Federal Housing Administration
6.780% due 07/25/2040	7,202	7,179
6.880% due 02/01/2041	10,950	10,970
6.896% due 07/01/2020	8,987	8,965
6.960% due 05/01/2016	268	269
6.997% due 09/01/2019	69	69
7.110% due 05/01/2019	1,315	1,321
7.315% due 08/01/2019	4,521	4,544
7.350% due 04/01/2019 - 11/01/2020	581	585
7.375% due 02/01/2018	146	147
7.380% due 04/01/2041	2,377	2,405
7.400% due 01/25/2020 - 11/01/2020	1,526	1,536
7.430% due 10/01/2018 - 06/01/2024	12,855	12,959
7.450% due 05/01/2021	2,266	2,284
7.460% due 01/01/2023	155	157
7.465% due 11/01/2019	1,786	1,803
7.500% due 03/01/2032	3,094	3,117
7.580% due 12/01/2040	7,112	7,178
7.630% due 08/01/2041	17,083	17,427
7.780% due 11/01/2040	7,117	7,228
8.250% due 01/01/2041	4,558	4,635
8.375% due 02/01/2012	65	66
Freddie Mac
0.562% due 12/25/2036	16,056	16,006
0.706% due 07/15/2019 - 10/15/2020	467,065	452,674
0.782% due 08/25/2031	436	350
0.786% due 02/15/2019	181,461	175,680
0.796% due 05/15/2036	80	78
0.806% due 07/15/2034	677	654
0.906% due 12/15/2029 - 06/15/2031	8,446	8,321
0.956% due 06/15/2018 - 01/15/2033	791	777
1.006% due 11/15/2030 - 12/15/2031	35	34
1.056% due 06/15/2030 - 12/15/2032	615	603
1.522% due 05/25/2043	12,742	12,520
1.562% due 02/15/2021	16	16
3.022% due 10/25/2044	12,258	11,947
3.023% due 02/25/2045	39,948	34,335
3.050% due 10/25/2023	883	886
3.222% due 07/25/2044	2,352	2,305
3.500% due 09/01/2018 - 07/15/2032	1,449	1,443
3.835% due 04/01/2025	83	84
3.875% due 01/01/2019	1	1
3.986% due 02/01/2023	79	80
4.000% due 04/01/2011 - 12/15/2024	7,910	7,916
4.041% due 01/01/2034	6,850	6,979
4.250% due 09/15/2024	9	9
4.433% due 11/01/2026	334	336
4.475% due 09/01/2028	3	3
4.480% due 02/01/2021	6	6
4.483% due 08/15/2032	4,503	4,478
4.500% due 12/01/2010 - 07/01/2038	9,354	9,552
4.501% due 12/01/2022	17	17
4.612% due 01/01/2035	1,622	1,656
4.625% due 04/01/2017	5	5
4.648% due 07/01/2025	646	649
4.671% due 11/01/2020	84	85
4.695% due 08/01/2035	1,083	1,106
4.697% due 06/01/2035	5,906	5,964
4.720% due 01/01/2024	47	48
4.730% due 04/01/2029	139	140
4.732% due 05/01/2021	1,281	1,287
4.735% due 01/01/2022 - 03/01/2035	1,137	1,166
4.759% due 04/01/2024	700	711
4.780% due 02/01/2019	36	36
4.799% due 06/01/2030	383	390
4.804% due 07/01/2023	224	226
4.810% due 09/01/2023 - 11/01/2034	348	353
4.814% due 03/01/2035	4,157	4,227
4.824% due 10/01/2035	31,416	32,188
4.838% due 08/01/2023	1,098	1,114
4.840% due 11/01/2035	32,664	33,305
4.841% due 06/01/2024	461	469
4.865% due 07/01/2035	14,547	14,892
4.866% due 10/01/2035	59,504	60,979
4.874% due 07/01/2024	65	66
4.875% due 06/13/2018	29,000	32,244

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
4.881% due 06/01/2022	$21	$21
4.884% due 10/01/2035	3,927	3,912
4.892% due 10/01/2035	23,560	24,159
4.897% due 12/01/2026	747	745
4.901% due 12/01/2018	262	264
4.902% due 03/01/2022	1,148	1,175
4.905% due 10/01/2035	30,899	31,655
4.914% due 02/01/2019	212	213
4.925% due 11/01/2023	225	226
4.926% due 06/01/2021	446	449
4.929% due 07/01/2035	53	55
4.937% due 11/01/2035	24,082	24,712
4.943% due 10/01/2026	322	323
4.950% due 07/01/2020 - 09/01/2023	651	652
4.961% due 11/01/2028	646	657
4.974% due 05/01/2023	19	19
4.981% due 07/01/2032	3	3
4.990% due 11/01/2023	2	2
4.996% due 06/01/2020	84	85
4.998% due 10/01/2024	156	156
5.000% due 08/15/2012 - 04/01/2039	393,319	398,741
5.006% due 02/01/2025	21	21
5.012% due 01/01/2021	43	42
5.045% due 05/01/2018	244	248
5.057% due 04/01/2023	14	14
5.071% due 07/01/2023	64	65
5.089% due 06/01/2022	137	140
5.090% due 01/01/2028	25	25
5.103% due 10/01/2035	4,413	4,537
5.105% due 09/01/2035	13,196	13,587
5.110% due 07/01/2022	103	104
5.113% due 10/01/2023	186	187
5.128% due 08/01/2023	1	1
5.129% due 10/01/2023	191	192
5.134% due 05/01/2035	33,592	34,612
5.138% due 08/01/2023	539	545
5.142% due 08/01/2023	97	98
5.147% due 06/01/2022	396	403
5.148% due 08/01/2035	71	74
5.156% due 10/01/2023	277	282
5.178% due 05/01/2018	235	240
5.200% due 10/25/2023 - 06/01/2024	427	401
5.209% due 08/01/2023	96	97
5.210% due 07/01/2032	100	102
5.216% due 03/01/2024	228	229
5.240% due 09/01/2023	125	126
5.242% due 04/01/2029	45	46
5.262% due 03/01/2021	786	799
5.265% due 05/01/2020	64	66
5.275% due 07/01/2030	1,037	1,058
5.280% due 05/01/2037	442	456
5.282% due 09/01/2023	359	366
5.284% due 05/01/2023	67	68
5.285% due 10/01/2023	118	119
5.326% due 07/01/2027	10	11
5.335% due 09/01/2035	94	97
5.340% due 02/01/2026	403	412
5.420% due 11/01/2035	3,299	3,415
5.430% due 12/01/2035	3,004	3,110
5.439% due 08/01/2023	44	45
5.464% due 05/01/2023	58	59
5.470% due 02/01/2038	179	185
5.472% due 07/01/2019	213	216
5.489% due 01/01/2037	874	904
5.500% due 07/18/2016 - 04/01/2039	5,484,248	5,698,609
5.500% due 02/01/2038 - 06/01/2038 (l)	3,694,576	3,838,291
5.527% due 07/01/2019	8	8
5.544% due 05/01/2023	171	173
5.581% due 07/01/2036	51	53
5.606% due 10/01/2023	54	55
5.709% due 03/01/2036	2,576	2,680
5.711% due 04/01/2036	38	39
5.833% due 09/01/2023	28	28
5.840% due 04/01/2036	3,118	3,206
5.848% due 12/01/2037	1,535	1,599
5.851% due 04/01/2036	3,387	3,519
5.875% due 03/21/2011 - 09/01/2018	15,055	15,816
5.940% due 10/01/2022	45	46
5.950% due 06/15/2028	43,438	45,247
5.980% due 05/01/2022	34	35
6.000% due 01/01/2011 - 04/01/2039	1,798,071	1,882,404
6.250% due 03/15/2028 - 01/15/2036	1,446	1,529
6.500% due 07/01/2009 - 10/25/2043	348,664	368,872
6.500% due 09/15/2023 (b)	5	0
6.538% due 05/01/2020	15	16
6.625% due 09/15/2009	275	282
6.816% due 10/01/2020	8	8
6.919% due 10/01/2020	237	247
6.950% due 07/15/2021 - 08/15/2021	110	113
7.000% due 10/01/2010 - 10/25/2043	38,053	40,030
7.000% due 09/15/2023 (b)	27	4
7.030% due 01/01/2019	54	56
7.075% due 01/01/2019	2	2
7.105% due 05/01/2018	53	55
7.500% due 09/01/2010 - 11/01/2037	17,034	18,045
7.645% due 05/01/2025	5,627	5,917
8.000% due 04/01/2010 - 09/15/2024	3,976	4,017
8.250% due 06/01/2016 - 06/15/2022	529	603
8.500% due 09/01/2009 - 06/01/2030	2,291	2,374
8.750% due 12/01/2010 - 12/15/2020	108	117
8.900% due 11/15/2020	767	823
9.000% due 07/01/2010 - 07/01/2030	598	617
9.000% due 05/01/2022 (b)	5	1
9.250% due 07/01/2017	2	3
9.500% due 09/01/2016 - 12/01/2022	606	664
10.000% due 11/01/2011 - 03/01/2021	47	52
10.100% due 09/01/2016	87	98
10.500% due 10/01/2017 - 01/01/2021	19	22
11.000% due 06/01/2011 - 05/01/2020	34	38
11.250% due 10/01/2009 - 09/01/2015	1	1
11.500% due 01/01/2018	2	2
12.500% due 12/01/2012	1	1
13.250% due 10/01/2013	45	52
14.000% due 04/01/2016	2	2
15.500% due 08/01/2011	1	1
884.500% due 01/15/2021 (b)	0	2
1007.500% due 02/15/2022 (b)	0	4
Ginnie Mae
0.945% due 06/20/2030	3	3
0.956% due 06/16/2031 - 03/16/2032	499	486
1.006% due 11/16/2029 - 10/16/2030	600	586
1.045% due 09/20/2030	188	184
1.056% due 02/16/2030 - 04/16/2032	3,404	3,364
1.106% due 12/16/2025	105	103
1.156% due 02/16/2030	2,325	2,302
1.206% due 02/16/2030	1,040	1,023
1.495% due 03/20/2031	176	174
4.000% due 11/20/2032	376	377
4.125% due 12/20/2015 - 10/20/2033	27,259	27,415
4.500% due 11/16/2028 - 08/15/2033	5,752	5,990
4.500% due 07/15/2033 (m)	1,252	1,284
4.625% due 07/20/2017 - 09/20/2033	34,177	34,405
4.750% due 02/20/2032	1,333	1,352
5.000% due 02/20/2016 - 05/01/2039	3,944	4,057
5.250% due 01/20/2028 - 03/20/2030	6,829	6,974
5.375% due 02/20/2017 - 05/20/2030	55,870	56,981
5.500% due 02/20/2018 - 04/01/2039	6,068	6,327
6.000% due 05/15/2009 - 04/01/2039	1,217,567	1,273,900
6.000% due 10/15/2034 - 04/15/2037 (m)	1,645	1,723
6.250% due 03/16/2029	661	704
6.500% due 06/15/2009 - 07/15/2040	77,050	81,598
6.670% due 08/15/2040	909	930
6.750% due 06/20/2028 - 10/16/2040	44,576	48,079
7.000% due 04/15/2009 - 11/15/2032	6,544	6,974
7.250% due 07/16/2028	2	2
7.500% due 06/15/2009 - 03/15/2032	7,212	7,755
7.700% due 03/15/2041	6,490	6,836
7.750% due 12/20/2020 - 12/15/2040	1,570	1,663
8.000% due 10/15/2009 - 10/20/2031	1,081	1,171
8.250% due 04/15/2020	91	98
8.300% due 06/15/2019	19	20

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
8.500% due 09/15/2009 - 04/15/2031	$1,007	$1,100
9.000% due 10/15/2009 - 01/15/2031	1,029	1,121
9.250% due 12/20/2016	1	1
9.500% due 06/15/2009 - 07/15/2025	415	454
10.000% due 02/15/2013 - 02/15/2025	398	442
10.250% due 02/20/2019	9	10
10.500% due 12/15/2015 - 09/15/2021	92	104
11.000% due 04/15/2010 - 04/20/2019	10	11
11.500% due 04/15/2013 - 10/15/2015	9	11
12.000% due 11/15/2012 - 05/15/2016	65	73
13.000% due 12/15/2012	1	1
13.500% due 10/15/2012 - 09/15/2014	13	16
15.000% due 08/15/2011 - 11/15/2012	24	28
16.000% due 11/15/2011 - 05/15/2012	17	19
17.000% due 11/15/2011 - 12/15/2011	10	11
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	136	134
1.000% due 03/25/2025 - 07/25/2025	113	112
1.100% due 01/25/2019 - 11/25/2024	156	154
3.870% due 01/01/2014	1,079	1,097
4.330% due 07/01/2014	182	187
4.340% due 03/01/2024	219	228
4.504% due 02/01/2014	71	71
4.524% due 02/10/2013	10,519	10,741
4.684% due 09/10/2014	5,034	5,140
4.750% due 07/01/2025	1,002	1,061
4.754% due 08/10/2014	46	47
4.770% due 04/01/2024	1,006	1,063
4.870% due 12/01/2024	1,965	2,085
4.890% due 12/01/2023	1,273	1,348
4.930% due 01/01/2024	2,545	2,703
4.950% due 03/01/2025	2,161	2,302
4.980% due 11/01/2023	9,003	9,490
5.090% due 10/01/2025	869	924
5.110% due 05/01/2017 - 08/01/2025	2,216	2,345
5.120% due 11/01/2017	204	215
5.130% due 09/01/2023	5,448	5,815
5.136% due 08/10/2013	592	615
5.160% due 02/01/2028	2,546	2,713
5.190% due 01/01/2017 - 07/01/2024	560	597
5.200% due 11/01/2015	372	388
5.230% due 11/01/2016	394	415
5.290% due 12/01/2027	84,747	91,498
5.310% due 05/01/2027	453	490
5.340% due 11/01/2021	6,654	7,054
5.370% due 09/01/2016	353	372
5.490% due 05/01/2028	29,380	31,269
5.680% due 06/01/2028	29,447	32,324
5.725% due 09/01/2018	50,000	51,630
5.780% due 08/01/2027	91	100
5.902% due 02/10/2018	592	647
5.950% due 05/01/2009	57	57
6.030% due 02/01/2012	6,147	6,393
6.340% due 03/01/2021	10,743	11,621
6.344% due 08/01/2011	501	521
6.640% due 02/01/2011	1,144	1,195
6.700% due 12/01/2016	2,962	3,178
6.900% due 12/01/2020	3,339	3,639
6.950% due 11/01/2016	752	809
7.060% due 11/01/2019	621	672
7.150% due 03/01/2017	1,183	1,283
7.190% due 12/01/2019	116	126
7.220% due 11/01/2020	773	846
7.449% due 08/01/2010	5,716	5,880
7.500% due 04/01/2017	677	733
7.540% due 08/10/2009	2,755	2,798
7.630% due 06/01/2020	5,856	6,434
7.700% due 07/01/2016	82	89
8.017% due 02/10/2010	6,003	6,219
Tennessee Valley Authority
4.250% due 03/15/2013	180	180
U.S. Department of Housing and Urban Development
3.820% due 08/01/2009	2,400	2,427
Vendee Mortgage Trust
0.445% due 06/15/2023 (b)	21,502	216
6.500% due 09/15/2024	15,435	16,243
6.810% due 01/15/2030	2,066	2,175

Total U.S. Government Agencies (Cost $129,364,392)		133,162,319

U.S. TREASURY OBLIGATIONS 4.2%

Treasury Inflation Protected Securities (g)
1.625% due 01/15/2018	292	297
1.625% due 01/15/2015 (l)	123,407	124,950
1.750% due 01/15/2028 (l)	169,196	162,534
1.875% due 07/15/2013 (l)	316,964	325,681
1.875% due 07/15/2015 (l)	200,058	205,747
2.000% due 04/15/2012	7,196	7,419
2.000% due 07/15/2014	399,502	413,485
2.000% due 01/15/2016	239,422	247,728
2.000% due 01/15/2026	7,233	7,167
2.000% due 01/15/2014 (l)	38,453	39,690
2.125% due 01/15/2019 (l)	983,300	1,050,902
2.375% due 01/15/2017	2,303	2,453
2.375% due 01/15/2025	9,845	10,257
2.375% due 01/15/2027	3,148	3,298
2.500% due 07/15/2016	8,229	8,831
2.500% due 01/15/2029	585,929	636,831
2.625% due 07/15/2017	298,148	324,888
3.000% due 07/15/2012 (l)	198,903	212,142
3.375% due 01/15/2012	1,192	1,270
3.875% due 04/15/2029	10,042	12,938
U.S. Treasury Bonds
3.500% due 02/15/2039	940,000	931,778
6.250% due 08/15/2023	300	395
7.875% due 02/15/2021	27,900	40,481
8.000% due 11/15/2021	33,000	48,850
8.125% due 08/15/2019	135,000	195,834
8.125% due 05/15/2021	9,100	13,494
8.500% due 02/15/2020	300	448
8.750% due 08/15/2020	5,800	8,852
U.S. Treasury Notes
0.875% due 12/31/2010	666	667
0.875% due 02/28/2011	6,555	6,570
1.750% due 01/31/2014	830	836
1.875% due 02/28/2014	2,493	2,522
2.000% due 09/30/2010	650	663
2.000% due 11/30/2013	1,681	1,717
2.125% due 01/31/2010	824	835
2.375% due 03/31/2016	1,000,000	1,007,422
2.750% due 02/15/2019	938	944
3.125% due 09/30/2013	1,545	1,656
3.375% due 07/31/2013	1,462	1,583
3.500% due 05/31/2013	555	602
3.750% due 11/15/2018	770	840
4.000% due 08/15/2018	1,196	1,330
4.625% due 10/31/2011	3	3

Total U.S. Treasury Obligations (Cost $5,780,646)		6,066,830

MORTGAGE-BACKED SECURITIES 3.4%

Adjustable Rate Mortgage Trust
5.385% due 11/25/2035	1,704	1,072
5.413% due 01/25/2036	3,059	2,291
American Home Mortgage Assets
0.712% due 05/25/2046	52,623	18,583
0.712% due 09/25/2046	21,543	8,324
0.732% due 10/25/2046	33,577	10,905
2.333% due 02/25/2047	23,390	7,082
2.553% due 11/25/2046	111,406	33,069
American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,519	1,061
4.390% due 02/25/2045	81,710	45,405
4.440% due 02/25/2045	38	21
4.985% due 09/25/2035	600	334
5.660% due 09/25/2045	9,171	4,930
Banc of America Commercial Mortgage, Inc.
4.342% due 03/11/2041	1,011	997
4.772% due 07/11/2043	57,482	57,521
4.811% due 12/10/2042	10	8
4.877% due 07/10/2042	460	361
5.381% due 01/15/2049	517	432
5.414% due 09/10/2047	15,000	11,016
5.421% due 04/10/2049	156	154
5.492% due 02/10/2051	35,000	22,731
5.611% due 05/10/2045	156	156
5.634% due 07/10/2046	2,080	1,561
5.658% due 06/10/2049	9,750	6,642
5.689% due 04/10/2049	5,349	3,897
5.740% due 05/10/2045	28,900	21,524
5.745% due 02/10/2051	200	143
6.165% due 02/10/2051	70	51
Banc of America Funding Corp.
0.835% due 05/20/2035	2,527	1,042
4.110% due 05/25/2035	141,309	101,783
4.421% due 11/20/2034	2,623	1,544
4.490% due 03/20/2035	4,845	3,313
4.606% due 02/20/2036	1,443	955
5.007% due 09/20/2034	2,850	2,375
5.250% due 09/20/2034	200	183
5.357% due 11/20/2035	2,005	1,212
5.753% due 10/25/2036	2,400	1,373
5.754% due 03/20/2036	3,803	2,205
5.837% due 01/25/2037	1,900	1,003
5.888% due 04/25/2037	4,600	2,872

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
5.889% due 03/20/2036	$1,033	$545
5.979% due 10/20/2046	9,900	4,124
6.106% due 01/20/2047	469	221
Banc of America Mortgage Securities, Inc.
0.972% due 12/25/2033	1,754	1,708
3.994% due 07/25/2033	583	484
5.427% due 02/25/2036	6,037	3,672
5.470% due 07/20/2032	1,446	1,083
5.500% due 11/25/2033	144	132
6.500% due 10/25/2031	272	263
6.500% due 09/25/2033	12,997	12,672
BCAP LLC Trust
0.692% due 01/25/2037	116,652	44,708
Bear Stearns Adjustable Rate Mortgage Trust
2.940% due 03/25/2035	384	261
4.449% due 05/25/2034	21	16
4.465% due 05/25/2034	149	117
4.479% due 05/25/2033	2,153	1,830
4.530% due 08/25/2033	324	252
4.550% due 08/25/2035	621	435
4.626% due 11/25/2034	97	77
4.651% due 10/25/2033	66	58
4.701% due 08/25/2033	124	104
4.750% due 10/25/2035	97,509	91,679
4.793% due 11/25/2034	1,862	1,366
4.840% due 01/25/2035	593	340
4.951% due 11/25/2030	6,967	6,108
5.031% due 04/25/2033	550	464
5.084% due 09/25/2034	258	167
5.108% due 11/25/2034	3,211	3,079
5.206% due 01/25/2034	2,675	1,814
5.299% due 04/25/2033	5,221	5,005
5.320% due 02/25/2033	84	74
5.419% due 04/25/2033	16,718	14,403
5.426% due 04/25/2033	548	475
5.435% due 01/25/2034	15	11
5.473% due 05/25/2047	55,101	28,287
5.583% due 01/25/2034	23	20
5.602% due 02/25/2033	11,820	10,221
5.735% due 02/25/2036	6,675	3,480
Bear Stearns Alt-A Trust
0.682% due 02/25/2034	6,950	2,550
0.722% due 02/25/2034	99	23
0.742% due 04/25/2035	4,501	1,658
0.742% due 12/25/2046	461	76
5.217% due 03/25/2035	38	19
5.220% due 01/25/2035	6,675	3,721
5.337% due 09/25/2034	392	242
5.356% due 08/25/2036	9,100	3,055
5.364% due 05/25/2035	164,298	88,771
5.491% due 09/25/2035	78,432	38,815
5.597% due 02/25/2034	9,657	6,977
5.781% due 01/25/2036	34,965	12,864
5.786% due 02/25/2036	3,158	1,384
5.808% due 03/25/2036	3,828	1,476
5.891% due 11/25/2036	973	444
6.250% due 08/25/2036	195	82
Bear Stearns Commercial Mortgage Securities
3.970% due 11/11/2035	336	332
4.980% due 02/11/2041	400	365
5.060% due 11/15/2016	3,254	3,236
5.116% due 02/11/2041	500	387
5.151% due 10/12/2042	25,000	20,101
5.331% due 02/11/2044	21,525	15,761
5.405% due 12/11/2040	19,685	15,537
5.456% due 03/11/2039	13,650	11,359
5.471% due 01/12/2045	30,000	22,464
5.610% due 11/15/2033	1,770	1,727
5.694% due 06/11/2050	22,410	16,641
5.700% due 06/11/2050	36,100	27,496
5.717% due 06/11/2040	43,766	32,657
5.817% due 05/14/2016	1,300	1,305
6.440% due 06/16/2030	442	441
7.000% due 05/20/2030	29,489	29,625
Bear Stearns Mortgage Funding Trust
0.592% due 02/25/2037	180	158
Bear Stearns Mortgage Securities, Inc.
4.531% due 06/25/2030	167	164
Bear Stearns Structured Products, Inc.
5.653% due 01/26/2036	6,849	4,337
5.733% due 12/26/2046	7,172	4,134
CC Mortgage Funding Corp.
0.702% due 05/25/2036	5,124	4,066
Chase Manhattan Bank-First Union National Bank
7.439% due 08/15/2031	4,527	4,534
Chase Mortgage Finance Corp.
5.428% due 03/25/2037	22,278	11,530
6.000% due 09/25/2036	275	109
Chaseflex Trust
5.500% due 06/25/2035	50	42
Citicorp Mortgage Securities, Inc.
5.250% due 12/25/2033	250	195
Citigroup Commercial Mortgage Trust
0.626% due 08/15/2021	7	6
5.700% due 12/10/2049	600	376
6.096% due 12/10/2049	21,000	15,641
Citigroup Mortgage Loan Trust, Inc.
0.544% due 01/25/2037	2,228	1,939
1.322% due 08/25/2035	4,195	3,475
4.050% due 08/25/2035	3,202	2,083
4.098% due 08/25/2035	16,380	11,954
4.248% due 08/25/2035	91,736	58,793
4.682% due 08/25/2035	110,176	68,475
4.700% due 12/25/2035	57,752	43,359
5.345% due 12/25/2035	5,712	2,850
5.664% due 07/25/2046	16,018	7,852
6.008% due 09/25/2037	106,202	53,048
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	46,025	30,780
5.617% due 10/15/2048	1,000	741
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	4,830	3,896
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	478	478
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	145	137
Commercial Mortgage Pass-Through Certificates
0.728% due 02/05/2019	500	354
1.056% due 02/16/2034	17,142	14,949
1.056% due 07/16/2034	1,090	916
5.306% due 12/10/2046	137,853	96,808
Countrywide Alternative Loan Trust
0.625% due 09/20/2046	21	20
0.692% due 01/25/2037	4,100	1,460
0.695% due 05/20/2046	1,813	1,499
0.702% due 05/25/2047	5,564	1,811
0.712% due 09/25/2046	46,511	16,735
0.722% due 05/25/2036	3,700	1,331
0.732% due 05/25/2035	416	180
0.732% due 07/25/2046	8,692	3,112
0.740% due 12/20/2046	121,519	39,407
0.755% due 07/20/2046	54,398	19,674
0.772% due 09/25/2046	1,000	89
0.772% due 10/25/2046	619	136
0.782% due 07/25/2046	800	68
0.792% due 05/25/2036	640	92
0.802% due 02/25/2037	343	142
0.872% due 09/25/2035	3,743	1,491
0.872% due 05/25/2037	442	160
2.633% due 12/25/2035	391	169
2.633% due 02/25/2036	17	7
2.733% due 08/25/2035	662	223
3.133% due 11/25/2035	3,201	1,392
3.673% due 11/25/2035	41	18
4.500% due 06/25/2035	394	364
5.000% due 08/25/2019	656	595
5.250% due 06/25/2035	3,216	1,879
5.409% due 10/25/2035	1,580	911
5.750% due 03/25/2037	3,000	1,347
5.886% due 11/25/2035	3,673	1,882
5.895% due 02/25/2037	47,828	24,426
6.000% due 10/25/2032	3,277	2,838
6.000% due 01/25/2037	19,066	10,421
6.000% due 02/25/2037	2,764	1,557
6.137% due 08/25/2036	705	484
6.250% due 12/25/2033	27	25
6.250% due 11/25/2036	3,245	1,839
6.250% due 08/25/2037	8,601	4,301
6.500% due 05/25/2036	10,694	5,936
Countrywide Home Loan Mortgage Pass-Through Trust
0.752% due 05/25/2035	19,574	8,406
0.812% due 04/25/2035	23,619	9,861
0.842% due 03/25/2035	499	212
0.852% due 02/25/2035	1,751	774
0.862% due 02/25/2035	23	11
0.862% due 06/25/2035	8,385	4,945
0.862% due 03/25/2036	1,074	188
0.872% due 02/25/2036	589	106
0.902% due 09/25/2034	47	23
0.922% due 08/25/2018	4,026	3,881
3.750% due 07/19/2031	27	27
3.950% due 07/25/2034	7,911	6,504
4.120% due 11/19/2033	1,488	1,268
4.729% due 02/20/2035	2,736	1,934
4.785% due 11/25/2034	3,148	1,926
4.812% due 04/20/2035	32	23
5.229% due 01/20/2035	1,943	1,399
5.250% due 02/20/2036	51,436	29,961
5.316% due 10/19/2032	8	4
5.368% due 10/20/2035	3,996	2,028
5.390% due 02/25/2047	3,348	1,424
5.500% due 11/25/2035	15,783	11,038
5.543% due 04/20/2036	3,200	1,895
5.594% due 03/25/2037	3,254	1,398
5.603% due 02/20/2036	937	448
5.760% due 05/20/2036	5,974	2,851
6.080% due 09/25/2047	11,001	5,602
6.500% due 01/25/2034	578	546
7.500% due 06/25/2035	578	556
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	4,200	2,550
5.467% due 09/15/2039	37,300	24,784

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
5.579% due 04/25/2037	$2,100	$943
5.658% due 03/15/2039	14,987	12,231
5.695% due 09/15/2040	19,365	12,716
5.863% due 02/25/2037	4,600	2,408
CS First Boston Mortgage Securities Corp.
3.201% due 03/25/2032	938	712
4.080% due 04/25/2034	44,923	38,483
4.106% due 12/15/2035	8,786	8,500
4.462% due 05/25/2032	53	48
4.485% due 11/15/2036	3,495	3,455
4.495% due 05/25/2032	164	102
4.510% due 06/25/2032	43	31
4.750% due 08/25/2033	197	164
4.878% due 07/25/2033	25	21
5.329% due 06/25/2032	15	12
6.500% due 04/25/2033	2,194	1,853
7.170% due 05/17/2040	1,572	1,571
7.290% due 09/15/2041	696	701
7.500% due 12/25/2032	5	4
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	3,500	1,819
5.720% due 09/25/2036	4,000	1,687
6.172% due 06/25/2036	5,000	2,651
CW Capital Cobalt Ltd.
5.484% due 04/15/2047	4,100	2,675
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.592% due 12/25/2036	11,367	11,105
0.592% due 01/25/2047	72	64
0.602% due 03/25/2037	1,059	1,013
0.612% due 08/25/2037	14,185	10,061
0.672% due 02/25/2047	19,677	7,091
5.050% due 09/25/2035	23	21
5.500% due 12/25/2035	4,100	1,317
5.587% due 10/25/2035	2,824	1,490
5.869% due 10/25/2036	3,800	1,173
5.886% due 10/25/2036	3,800	1,290
6.005% due 10/25/2036	5,684	3,359
6.300% due 07/25/2036	4,200	2,212
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	149	148
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021 (q)	222	200
8.000% due 03/25/2022	17	17
Downey Savings & Loan Association Mortgage Loan Trust
0.736% due 04/19/2048	2,287	371
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	22	25
First Horizon Alternative Mortgage Securities
1.022% due 06/25/2035	24,329	11,558
6.250% due 08/25/2037	2,969	2,245
First Horizon Asset Securities, Inc.
4.377% due 07/25/2033	22	17
5.362% due 08/25/2035	162	115
5.500% due 01/25/2035	900	736
First Nationwide Trust
6.750% due 08/21/2031	1,752	1,750
First Republic Mortgage Loan Trust
0.856% due 08/15/2032	375	319
0.906% due 11/15/2031	198	159
1.002% due 06/25/2030	2,103	1,813
First Union National Bank Commercial Mortgage
6.141% due 02/12/2034	190	189
First Union National Bank-Bank of America Commercial Mortgage Trust
6.136% due 03/15/2033	5,595	5,568
Fund America Investors Corp. II
4.572% due 06/25/2023	246	238
5.871% due 06/25/2023	6	6
GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	20,848	20,607
4.596% due 11/10/2038	102	86
5.332% due 11/10/2045	2,700	2,084
6.496% due 01/15/2033	1,961	1,980
GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038	600	581
6.957% due 09/15/2035	1,961	1,991
7.455% due 08/16/2033	1,791	1,818
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021	440	443
8.950% due 08/20/2017	40	45
Government Lease Trust
4.000% due 05/18/2011	39,915	40,590
6.480% due 05/18/2011	6,393	6,586
Greenpoint Mortgage Funding Trust
0.602% due 10/25/2046	1,655	1,326
0.602% due 01/25/2047	1,697	1,453
0.722% due 10/25/2046	1,000	113
0.722% due 12/25/2046	900	89
0.742% due 06/25/2045	731	312
0.792% due 04/25/2036	809	247
0.792% due 11/25/2045	745	341
0.862% due 10/25/2046	900	53
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	2,600	1,941
5.444% due 03/10/2039	80,416	58,198
GS Mortgage Securities Corp. II
0.608% due 03/06/2020	3,207	2,246
0.856% due 05/03/2018	100	98
5.560% due 11/10/2039	28,220	21,284
5.799% due 08/10/2045	309,700	212,433
6.044% due 08/15/2018	7,791	7,774
6.615% due 02/14/2016	1,800	1,917
6.624% due 05/03/2018	55,900	59,636
GSMPS Mortgage Loan Trust
7.500% due 06/25/2043	7,326	6,079
GSR Mortgage Loan Trust
0.872% due 01/25/2034	97	74
4.129% due 09/25/2035	55,623	38,014
4.382% due 12/25/2034	2,147	1,487
4.465% due 06/25/2034	70	55
4.513% due 03/25/2033	91	77
4.541% due 09/25/2035	98,761	73,206
5.242% due 11/25/2035	198,266	127,571
5.346% due 11/25/2035	3,641	2,228
5.500% due 03/25/2035	150	116
6.000% due 03/25/2032	127	119
GSRPM Mortgage Loan Trust
1.222% due 01/25/2032	1,660	1,245
Harborview Mortgage Loan Trust
0.686% due 04/19/2038	32,772	11,373
0.706% due 01/25/2047	8,869	3,139
0.713% due 08/21/2036	9,762	3,894
0.736% due 07/19/2046	52,217	19,025
0.746% due 01/19/2038	9,589	3,412
0.756% due 09/19/2046	12,923	4,902
0.776% due 05/19/2035	413	152
0.796% due 03/19/2036	19,389	7,093
0.885% due 06/20/2035	1,958	798
0.906% due 01/19/2035	4,064	1,700
0.926% due 02/19/2034	12	10
1.522% due 11/25/2047	5,363	1,843
3.908% due 06/19/2034	13,736	8,240
4.957% due 05/19/2033	191	148
5.143% due 07/19/2035	1,247	682
5.221% due 07/19/2035	326	158
5.908% due 08/19/2036	9,132	4,320
Homebanc Mortgage Trust
0.702% due 12/25/2036	4,607	1,937
5.797% due 04/25/2037	3,914	2,638
5.871% due 04/25/2037	4,100	1,778
Housing Development (AID Jamaica)
3.104% due 10/01/2018	6,453	6,397
Impac CMB Trust
1.522% due 07/25/2033	1,802	1,310
Impac Secured Assets CMN Owner Trust
0.602% due 01/25/2037	870	595
0.612% due 11/25/2036	7,727	4,361
Indymac ARM Trust
4.442% due 01/25/2032	722	474
4.446% due 01/25/2032	220	220
4.947% due 08/25/2031	492	425
Indymac IMSC Mortgage Loan Trust
0.702% due 07/25/2047	19,345	6,899
Indymac INDA Mortgage Loan Trust
5.908% due 08/25/2036	4,100	2,014
Indymac INDB Mortgage Loan Trust
0.822% due 11/25/2035	1,673	604
Indymac Index Mortgage Loan Trust
0.622% due 01/25/2037	13	12
0.712% due 09/25/2046	36,230	13,364
0.722% due 11/25/2046	1,106	130
0.722% due 06/25/2047	19,954	7,077
0.762% due 07/25/2035	5,699	2,348
0.822% due 06/25/2037	3,195	1,038
1.302% due 05/25/2034	40	20
4.756% due 01/25/2036	15,798	8,559
5.000% due 08/25/2035	4,019	1,403
5.013% due 12/25/2034	2,866	1,988
5.099% due 09/25/2035	3,490	1,971
5.168% due 01/25/2035	387	192
5.278% due 06/25/2035	3,518	1,995
5.311% due 01/25/2036	2,064	1,402
5.369% due 09/25/2035	3,802	1,521
5.446% due 10/25/2035	1,879	1,051
5.562% due 04/25/2037	21,865	9,201
5.873% due 04/25/2037	47,189	22,917
5.885% due 06/25/2036	2,900	1,099
JPMorgan Chase Commercial Mortgage Securities Corp.
4.575% due 07/15/2042	7,108	6,522
4.824% due 09/12/2037	16,300	14,235
4.851% due 08/15/2042	45	41
5.050% due 12/12/2034	10,000	9,394
5.273% due 02/12/2051	31	30
5.336% due 05/15/2047	198,231	132,765
5.420% due 01/15/2049	67,459	45,818
5.429% due 12/12/2043	500	345
5.440% due 06/12/2047	28,240	18,325
5.730% due 02/12/2049	4,250	3,394
5.747% due 02/12/2049	51,543	36,585
5.794% due 02/12/2051	200	133

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
5.819% due 06/15/2049	$58,410	$40,750
5.857% due 10/12/2035	220	217
5.882% due 02/15/2051	52,940	37,610
JPMorgan Commercial Mortgage Finance Corp.
7.371% due 08/15/2032	864	872
JPMorgan Mortgage Trust
4.375% due 11/25/2033	57	48
4.768% due 07/25/2035	3,878	2,880
4.793% due 02/25/2034	5,160	4,341
4.869% due 04/25/2035	2,138	1,660
4.999% due 02/25/2036	12,532	7,408
5.005% due 07/25/2035	45,022	29,893
5.018% due 02/25/2035	3,145	2,499
5.116% due 10/25/2035	3,723	1,899
5.373% due 08/25/2035	3,700	2,036
5.399% due 11/25/2035	3,260	2,476
5.500% due 10/25/2035	2,644	1,643
5.789% due 04/25/2037	145	101
LB Mortgage Trust
8.443% due 01/20/2017	12,386	12,127
LB-UBS Commercial Mortgage Trust
4.553% due 07/15/2030	60	59
4.563% due 09/15/2026	14,000	13,633
5.424% due 02/15/2040	21,400	14,605
5.430% due 02/15/2040	51,669	34,654
5.866% due 09/15/2045	23,730	16,703
6.133% due 12/15/2030	1,150	1,134
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.636% due 09/15/2021	733	544
Lehman XS Trust
0.602% due 07/25/2046	5	5
Luminent Mortgage Trust
0.692% due 12/25/2036	26,261	9,217
0.702% due 12/25/2036	12,708	4,101
0.722% due 10/25/2046	9,416	3,886
MASTR Adjustable Rate Mortgages Trust
0.732% due 04/25/2046	16,739	6,038
0.762% due 05/25/2037	3,756	1,562
0.822% due 05/25/2047	1,000	105
3.788% due 11/21/2034	12,170	6,790
4.680% due 05/25/2034	128	94
5.808% due 10/25/2032	2,965	2,537
MASTR Alternative Loans Trust
0.922% due 03/25/2036	15,810	5,991
MASTR Asset Securitization Trust
5.500% due 09/25/2033	4,585	4,216
MASTR Seasoned Securities Trust
6.199% due 09/25/2017	21,058	20,387
6.500% due 08/25/2032	40,759	38,876
Mellon Residential Funding Corp.
0.906% due 11/15/2031	16,841	12,965
0.996% due 12/15/2030	3,913	3,157
1.036% due 06/15/2030	5,861	4,884
1.436% due 11/15/2031	289	218
2.629% due 10/20/2029	11,276	10,471
Merrill Lynch Alternative Note Asset
0.822% due 03/25/2037	5,200	1,657
5.607% due 06/25/2037	4,395	1,787
Merrill Lynch Countrywide Commercial Mortgage Trust
0.944% due 07/09/2009	8,700	6,166
5.172% due 12/12/2049	10,415	6,088
5.378% due 08/12/2048	4,000	2,525
5.485% due 03/12/2051	31,760	18,323
5.700% due 09/12/2049	18,165	11,678
5.749% due 06/12/2050	29,150	18,502
5.957% due 08/12/2049	9,600	6,347
Merrill Lynch Mortgage Investors, Inc.
0.732% due 02/25/2036	75	42
0.772% due 08/25/2036	2,201	978
4.226% due 08/25/2034	5,062	3,926
4.723% due 05/25/2033	1,601	1,269
4.868% due 06/25/2035	18,428	11,729
4.876% due 02/25/2034	24	19
4.910% due 12/25/2032	623	517
4.981% due 05/25/2033	37	34
5.366% due 02/25/2033	50	44
Merrill Lynch Mortgage-Backed Securities Trust
5.849% due 04/25/2037	22,183	15,916
MLCC Mortgage Investors, Inc.
0.772% due 11/25/2035	2,743	1,653
0.852% due 06/25/2028	3,765	2,191
1.316% due 03/15/2025	179	102
1.522% due 10/25/2035	2,128	1,434
3.006% due 10/25/2035	155,048	103,920
4.848% due 01/25/2029	895	624
4.967% due 04/25/2035	1,969	1,381
Morgan Stanley Capital I
0.617% due 10/15/2020	53,453	39,443
5.332% due 12/15/2043	41,870	30,864
5.387% due 03/12/2044	500	385
5.447% due 02/12/2044	50	35
5.569% due 12/15/2044	26,700	18,456
5.692% due 04/15/2049	3,600	2,350
5.809% due 12/12/2049	81,830	57,215
5.881% due 06/11/2049	22,000	15,911
6.160% due 04/03/2014	47	47
Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	26,500	24,188
5.500% due 04/25/2017	34	32
5.720% due 12/18/2032	11,398	11,379
6.660% due 02/15/2033	6,139	6,099
Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	6,346	4,643
5.701% due 02/25/2047	3,400	1,269
6.449% due 06/25/2036	39,935	17,911
Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	374	196
5.544% due 02/25/2036	2,108	772
5.820% due 03/25/2047	3,300	1,819
6.138% due 03/25/2047	3,000	1,602
7.000% due 02/19/2030	2,581	2,689
Nomura Asset Securities Corp.
6.590% due 03/15/2030	30	30
Ocwen Residential MBS Corp.
7.000% due 10/25/2040	306	38
Opteum Mortgage Acceptance Corp.
0.612% due 04/25/2036	72	70
0.782% due 07/25/2035	3,597	2,998
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	30	30
Paine Webber CMO Trust
8.625% due 09/01/2018	3	3
1359.500% due 08/01/2019 (b)	0	2
Prime Mortgage Trust
0.922% due 02/25/2019	2,139	2,044
0.922% due 02/25/2034	13,451	10,898
5.000% due 02/25/2019	88	86
Provident Funding Mortgage Loan Trust
3.911% due 10/25/2035	12,658	9,705
4.343% due 04/25/2034	13,430	10,574
Prudential-Bache CMO Trust
8.400% due 03/20/2021	269	273
Regal Trust IV
4.655% due 09/29/2031	1,202	1,058
Resecuritization Mortgage Trust
0.771% due 04/26/2021	1	1
Residential Accredit Loans, Inc.
0.622% due 09/25/2046	11,933	8,858
0.702% due 06/25/2046	171,808	65,887
0.772% due 08/25/2037	14,060	5,051
0.827% due 09/25/2046	500	50
5.220% due 08/25/2035	2,718	1,177
5.668% due 09/25/2035	2,940	1,647
5.714% due 02/25/2036	3,189	1,527
6.000% due 06/25/2036	235	101
Residential Asset Mortgage Products, Inc.
5.000% due 09/25/2034	5,431	5,374
8.500% due 10/25/2031	458	448
Residential Asset Securitization Trust
0.922% due 01/25/2046	34,755	15,805
0.972% due 12/25/2036	1,156	520
5.750% due 02/25/2036	2,787	1,900
6.250% due 10/25/2036	1,700	787
Residential Funding Mortgage Securities I
0.922% due 07/25/2018	501	355
5.201% due 09/25/2035	333	215
5.250% due 03/25/2034	538	529
5.500% due 12/25/2034	900	627
6.500% due 03/25/2032	801	724
Salomon Brothers Mortgage Securities VII, Inc.
1.022% due 05/25/2032	197	177
4.865% due 03/18/2036	80	75
5.045% due 03/18/2036	40	35
5.107% due 12/25/2030	131	118
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	206	208
Sears Mortgage Securities
12.000% due 02/25/2014	58	57
Securitized Asset Sales, Inc.
5.315% due 11/26/2023	123	109
Sequoia Mortgage Trust
0.745% due 07/20/2036	147	97
0.895% due 07/20/2033	584	444
0.906% due 10/19/2026	330	265
1.205% due 06/20/2033	61	45
4.433% due 04/20/2035	37,777	27,368
5.546% due 01/20/2047	8,743	5,108
Sovereign Commercial Mortgage Securities Trust
5.780% due 07/22/2030	1,200	987
Structured Adjustable Rate Mortgage Loan Trust
0.742% due 05/25/2037	230	80
0.762% due 06/25/2035	1,989	1,232
2.914% due 01/25/2035	258	102
4.391% due 03/25/2034	2,049	1,587
4.931% due 02/25/2034	2,471	1,727
5.190% due 09/25/2034	2,837	2,113
5.190% due 12/25/2034	204	161
5.246% due 05/25/2036	4,100	1,821
5.278% due 08/25/2034	768	491
5.375% due 11/25/2035	2,033	1,112
5.422% due 09/25/2036	4,100	1,790

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
5.450% due 01/25/2036	$11,190	$7,108
5.673% due 06/25/2035	5,863	3,283
5.950% due 02/25/2036	3,422	1,637
6.000% due 03/25/2036	3,439	1,657
6.000% due 10/25/2037	2,988	1,370
Structured Asset Mortgage Investments, Inc.
0.592% due 08/25/2036	1,638	1,554
0.622% due 09/25/2047	162	150
0.642% due 08/25/2036	25,698	10,219
0.652% due 03/25/2037	10	4
0.692% due 03/25/2037	50	10
0.712% due 06/25/2036	2,089	755
0.712% due 07/25/2046	56,950	23,129
0.732% due 04/25/2036	188	67
0.732% due 08/25/2036	5,444	1,997
0.732% due 05/25/2046	243	89
0.742% due 05/25/2036	73	26
0.742% due 05/25/2046	19,659	7,064
0.742% due 09/25/2047	300	48
0.752% due 05/25/2045	210	85
0.782% due 05/25/2046	639	135
0.806% due 07/19/2035	433	274
0.822% due 08/25/2036	1,100	132
0.832% due 12/25/2035	9,686	4,065
0.846% due 07/19/2034	46	25
0.886% due 10/19/2034	549	292
0.906% due 03/19/2034	18	11
0.976% due 10/19/2033	968	700
1.216% due 09/19/2032	11,240	8,521
5.479% due 04/30/2030	2	1
5.521% due 05/25/2022	1,717	1,234
Structured Asset Securities Corp.
0.572% due 05/25/2036	733	673
4.469% due 05/25/2032	285	283
4.687% due 02/25/2032	2,152	1,815
4.863% due 10/25/2035	152	90
5.111% due 07/25/2032	1,048	713
5.140% due 01/25/2032	2,229	1,881
5.250% due 12/25/2034	8,650	7,216
5.404% due 03/25/2033	8,981	7,768
5.450% due 01/25/2034	1,602	1,062
8.608% due 04/15/2027	64	64
Structured Mortgage Asset Residential Trust
7.250% due 07/25/2024	39	38
TBW Mortgage-Backed Pass-Through Certificates
0.632% due 01/25/2037	2,960	2,655
5.630% due 01/25/2037	1,600	609
5.970% due 09/25/2036	5,000	2,279
6.014% due 07/25/2037	3,300	2,303
6.080% due 09/25/2036	1,398	1,383
6.500% due 07/25/2036	13,644	8,258
Thornburg Mortgage Securities Trust
0.627% due 05/25/2046	16,235	15,453
0.642% due 09/25/2046	20,089	17,284
0.652% due 06/25/2037	2,056	1,817
4.679% due 10/25/2043	1,809	1,479
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	4,036
6.800% due 01/25/2028	951	961
Wachovia Bank Commercial Mortgage Trust
0.646% due 09/15/2021	2,660	1,835
0.731% due 06/15/2049	184,300	62,642
5.215% due 01/15/2041	450	368
5.308% due 11/15/2048	41,775	27,883
5.342% due 12/15/2043	194,250	121,879
5.416% due 01/15/2045	2,300	1,793
5.509% due 04/15/2047	58,608	36,980
5.678% due 05/15/2046	60	43
5.706% due 05/15/2043	50	43
5.741% due 05/15/2043	655	523
Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	2,146	1,477
WaMu Mortgage Pass-Through Certificates
0.742% due 07/25/2046	789	473
0.752% due 04/25/2045	644	264
0.782% due 11/25/2045	5,756	2,344
0.792% due 12/25/2045	66	27
0.812% due 10/25/2045	41,231	17,017
0.832% due 01/25/2045	27	11
0.842% due 01/25/2045	702	313
0.870% due 11/25/2034	1,597	813
0.902% due 11/25/2045	5,224	3,957
0.932% due 11/25/2045	800	190
0.932% due 12/25/2045	800	126
0.990% due 11/25/2034	1,648	548
1.062% due 12/25/2027	2,516	1,779
1.162% due 12/25/2027	25,362	18,001
2.333% due 02/25/2047	61,710	18,999
2.333% due 03/25/2047	54,758	17,498
2.373% due 01/25/2047	24,836	7,718
2.393% due 04/25/2047	37,406	14,838
2.443% due 07/25/2047	1,354	502
2.453% due 12/25/2046	23,040	7,353
2.613% due 06/25/2046	46,001	17,549
2.633% due 02/25/2046	146	55
2.833% due 11/25/2042	260	158
3.033% due 06/25/2042	1,940	1,464
3.033% due 08/25/2042	248	168
3.046% due 05/25/2041	36	32
3.133% due 11/25/2046	2,388	1,583
3.705% due 02/27/2034	1,279	1,023
3.742% due 03/25/2034	686	491
3.753% due 03/25/2033	73	61
3.955% due 05/25/2046	3,315	1,575
3.955% due 10/25/2046	33,301	13,075
3.955% due 12/25/2046	5,852	2,320
4.135% due 08/25/2034	188	152
4.499% due 06/25/2033	12,338	9,721
4.678% due 05/25/2035	536	289
4.831% due 09/25/2035	575	321
5.307% due 01/25/2037	17,326	8,395
5.414% due 02/25/2037	63,766	34,822
5.485% due 04/25/2037	12,252	6,236
5.580% due 12/25/2036	11,060	5,883
5.588% due 12/25/2036	36,830	18,425
5.653% due 05/25/2037	26,939	14,415
5.695% due 02/25/2037	33,393	17,532
5.845% due 02/25/2037	44,116	25,945
5.930% due 09/25/2036	18,590	10,544
Washington Mutual Alternative Mortgage Pass-Through Certificates
2.603% due 05/25/2046	12,293	4,586
6.268% due 07/25/2036	2,400	1,045
Washington Mutual MSC Mortgage Pass-Through Certificates
4.401% due 01/25/2035	1,350	721
4.665% due 05/25/2033	341	187
4.773% due 02/25/2031	65	63
5.052% due 06/25/2033	10,567	9,344
5.667% due 02/25/2033	79	63
6.500% due 06/25/2032	24	23
Wells Fargo Mortgage-Backed Securities Trust
1.022% due 07/25/2037	9,444	4,330
3.734% due 09/25/2034	30,442	25,093
4.161% due 12/25/2034	4,576	3,501
4.265% due 07/25/2035	49,775	25,931
4.301% due 05/25/2035	13,923	12,599
4.405% due 03/25/2036	6,407	3,817
4.500% due 11/25/2018	114	110
4.610% due 10/25/2035	975	733
4.616% due 06/25/2035	9,479	7,520
4.704% due 12/25/2033	1,096	906
4.726% due 07/25/2034	346	288
4.947% due 01/25/2035	72	49
4.950% due 03/25/2036	219,781	138,795
5.068% due 04/25/2036	149	93
5.775% due 04/25/2036	1,962	609

Total Mortgage-Backed Securities (Cost $6,999,871)		4,979,455

ASSET-BACKED SECURITIES 2.5%

Access Group, Inc.
2.459% due 10/27/2025	8,195	7,539
Accredited Mortgage Loan Trust
0.562% due 09/25/2036	45	45
0.572% due 02/25/2037	5,257	4,668
ACE Securities Corp.
0.572% due 12/25/2036	179	157
0.582% due 10/25/2036	97	71
0.602% due 10/25/2036	24	22
AFC Home Equity Loan Trust
1.232% due 12/22/2027	16	9
American Express Credit Account Master Trust
1.506% due 08/15/2012	380,700	373,470
AmeriCredit Automobile Receivables Trust
3.430% due 07/06/2011	36	34
Ameriquest Mortgage Securities, Inc.
0.752% due 11/25/2035	709	517
0.952% due 10/25/2033	73	24
Amortizing Residential Collateral Trust
0.792% due 06/25/2032	298	201
0.812% due 07/25/2032	66	25
Argent Securities, Inc.
0.572% due 09/25/2036	26	25
0.572% due 10/25/2036	1,933	1,858
0.722% due 10/25/2035	4,824	3,882
Asset-Backed Funding Certificates
0.582% due 10/25/2036	804	779
0.582% due 11/25/2036	255	235
0.872% due 06/25/2034	1,681	839
Asset-Backed Securities Corp. Home Equity
0.572% due 11/25/2036	69	68
0.602% due 05/25/2037	7,457	5,358
0.682% due 06/25/2035	1,701	1,639
0.797% due 09/25/2034	130	88
BA Credit Card Trust
0.566% due 02/15/2013	100	95
0.586% due 11/15/2013	19,860	18,285
0.756% due 01/15/2013	35,000	33,599
0.776% due 04/16/2012	955	941
1.136% due 04/15/2013	173,810	166,186
1.756% due 12/16/2013	4,100	3,859

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
Bank One Issuance Trust
0.806% due 05/16/2016	$500	$432
Bay View Auto Trust
5.010% due 06/25/2014	29	29
Bear Stearns Asset-Backed Securities Trust
0.562% due 02/25/2037	5,193	4,576
0.572% due 11/25/2036	1,814	1,516
0.582% due 05/25/2036	441	431
0.582% due 01/25/2037	871	637
0.592% due 12/25/2036	8,121	6,236
0.672% due 01/25/2037	23,500	19,634
0.712% due 01/25/2047	439	360
0.922% due 10/27/2032	2,680	1,689
0.972% due 03/25/2043	116	108
1.022% due 11/25/2042	887	617
1.162% due 12/25/2034	9	6
1.182% due 10/25/2032	6,618	3,806
5.072% due 10/25/2036	236	181
5.100% due 06/25/2043	2,383	1,717
BNC Mortgage Loan Trust
0.622% due 05/25/2037	1,400	1,045
Bravo Mortgage Asset Trust
0.652% due 07/25/2036	255	252
Brazos Student Finance Corp.
1.230% due 06/01/2023	1,486	1,472
Capital Auto Receivables Asset Trust
1.256% due 09/15/2010	470	467
1.476% due 03/15/2011	46,697	46,207
2.006% due 10/15/2012	41,600	38,204
Carrington Mortgage Loan Trust
0.572% due 08/25/2036	547	539
0.572% due 10/25/2036	896	842
0.572% due 01/25/2037	84	77
0.842% due 10/25/2035	2,404	2,080
Cendant Mortgage Corp.
5.987% due 07/25/2043	1,423	1,355
Centex Home Equity
0.622% due 06/25/2036	2,941	2,804
Chase Funding Mortgage Loan Asset-Backed Certificates
1.022% due 03/25/2032	1	1
1.162% due 08/25/2032	1,521	1,332
1.262% due 10/25/2032	93	78
4.499% due 08/25/2030	56	39
Chase Issuance Trust
0.546% due 07/15/2011	1,700	1,696
0.556% due 04/16/2012	800	777
0.596% due 10/15/2012	600	577
0.596% due 04/15/2013	1,800	1,709
0.806% due 09/15/2011	51,100	50,592
1.006% due 01/15/2012	5,800	5,701
1.206% due 11/15/2011	24,400	24,097
1.306% due 08/17/2015	9,900	8,775
1.456% due 05/16/2011	44,800	44,739
2.820% due 09/15/2015	10,200	9,345
4.230% due 01/15/2013	175	176
5.120% due 10/15/2014	100	101
CIT Group Home Equity Loan Trust
0.792% due 06/25/2033	7	4
Citibank Credit Card Issuance Trust
1.134% due 12/17/2018	10,000	7,598
1.217% due 03/22/2012	589	573
1.229% due 07/25/2011	1,345	1,334
1.436% due 05/18/2011	11,800	11,771
4.850% due 04/22/2015	125	123
5.300% due 05/20/2011	190	190
Citibank Omni Master Trust
1.623% due 12/23/2013	3,200	2,899
Citigroup Mortgage Loan Trust, Inc.
0.562% due 09/25/2036	358	349
0.582% due 01/25/2037	212	207
0.582% due 05/25/2037	2,857	2,278
0.582% due 07/25/2045	381	270
0.592% due 12/25/2036	719	654
0.592% due 05/25/2037 (q)	20,523	16,005
5.764% due 01/25/2037	2,600	1,898
Community Program Loan Trust
4.500% due 10/01/2018	5,888	5,921
4.500% due 04/01/2029	26,000	24,023
Conseco Finance
1.006% due 05/15/2032	145	112
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033	260	212
Conseco Financial Corp.
6.240% due 12/01/2028	124	95
6.480% due 12/01/2030	1	1
6.870% due 04/01/2030	755	514
7.140% due 01/15/2029	79	62
Countrywide Asset-Backed Certificates
0.572% due 03/25/2037	7,899	7,454
0.572% due 05/25/2037	11,647	10,557
0.572% due 07/25/2037	2,029	1,732
0.572% due 08/25/2037	41,715	36,361
0.572% due 12/25/2046	564	553
0.572% due 03/25/2047	1,257	1,210
0.572% due 05/25/2047	398	361
0.572% due 06/25/2047	4,145	3,683
0.592% due 06/25/2047	524	470
0.602% due 06/25/2037	14,249	12,728
0.602% due 10/25/2047	1,172	1,037
0.632% due 10/25/2046	2,735	2,460
0.682% due 02/25/2036	3,287	3,080
0.862% due 12/25/2036	115	66
1.002% due 12/25/2031	3	1
1.262% due 05/25/2032	15	6
Credit-Based Asset Servicing & Securitization LLC
0.582% due 11/25/2036	666	588
0.592% due 01/25/2037	90	57
0.642% due 07/25/2037	238	185
1.622% due 04/25/2032	544	291
CS First Boston Mortgage Securities Corp.
0.772% due 01/25/2043	16	15
1.142% due 01/25/2032	748	355
1.222% due 07/25/2032	52	21
1.262% due 08/25/2032	1,556	571
Daimler Chrysler Auto Trust
1.463% due 07/08/2011	13,250	13,046
2.013% due 09/10/2012	6,140	5,528
3.810% due 07/08/2011	16,035	15,994
5.000% due 02/08/2012	50	48
5.020% due 07/08/2010	33	33
Delta Funding Home Equity Loan Trust
1.376% due 09/15/2029	210	136
Denver Arena Trust
6.940% due 11/15/2019	2,995	2,556
Discover Card Master Trust I
0.931% due 10/16/2013	400	365
Equity One Asset-Backed Securities, Inc.
1.082% due 11/25/2032	153	84
Equivantage Home Equity Loan Trust
7.300% due 10/25/2025	2	1
First Alliance Mortgage Loan Trust
1.305% due 03/20/2031	984	733
First Franklin Mortgage Loan Asset-Backed Certificates
0.562% due 01/25/2038	956	879
0.572% due 10/25/2036	8,408	7,748
0.572% due 11/25/2036	4,033	3,595
0.572% due 12/25/2036	75	73
0.572% due 03/25/2037	4,843	4,333
0.582% due 06/25/2036	42	41
0.592% due 12/25/2036	5,626	5,040
0.592% due 12/25/2037	1,237	1,134
0.612% due 07/25/2036	24,261	20,435
0.892% due 12/25/2034	592	365
FMAC Loan Receivables Trust
6.500% due 09/15/2020	21	12
7.900% due 04/15/2019	20	16
Ford Credit Auto Owner Trust
1.156% due 07/15/2010	1,478	1,469
1.456% due 01/15/2011	69,524	68,884
1.756% due 12/15/2010	5,582	5,547
1.976% due 06/15/2012	59,800	55,912
4.950% due 03/15/2013	25	23
5.150% due 11/15/2011	100	99
Franklin Auto Trust
1.545% due 10/20/2011	71,616	70,035
2.125% due 06/20/2012	28,900	27,259
Fremont Home Loan Trust
0.572% due 10/25/2036	7,451	6,765
0.592% due 02/25/2037	52	51
0.632% due 02/25/2036	559	497
Greenpoint Manufactured Housing
7.270% due 06/15/2029	110	44
GSAA Trust
0.822% due 03/25/2037	6,200	1,049
0.822% due 05/25/2047	1,000	304
GSAMP Trust
0.562% due 10/25/2046	608	556
0.592% due 09/25/2036	1,380	1,293
0.592% due 12/25/2036	676	492
0.612% due 11/25/2035	838	227
0.812% due 03/25/2034	452	442
1.372% due 02/25/2047	155,602	96,197
HFC Home Equity Loan Asset-Backed Certificates
0.615% due 03/20/2036	3,467	3,335
0.695% due 03/20/2036	10,345	7,157
0.815% due 01/20/2035	944	654
0.835% due 01/20/2034	14,845	9,796
0.895% due 09/20/2033	709	526
Home Equity Asset Trust
0.582% due 05/25/2037	14,485	11,509
1.122% due 11/25/2032	154	59
HSBC Asset Loan Obligation
0.582% due 12/25/2036	1,217	1,060
HSI Asset Securitization Corp. Trust
0.572% due 12/25/2036	34,081	19,831
0.582% due 05/25/2037	193	138

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)	Value (000s)
IMC Home Equity Loan Trust
5.656% due 07/25/2026	$69	$69
7.310% due 11/20/2028	35	30
7.500% due 04/25/2026	34	34
7.520% due 08/20/2028	29	25
Indymac Residential Asset-Backed Trust
0.572% due 11/25/2036	250	244
0.582% due 04/25/2037	762	720
0.602% due 07/25/2037	801	687
JPMorgan Mortgage Acquisition Corp.
0.562% due 08/25/2036	908	893
0.572% due 07/25/2036	4,097	3,785
0.572% due 08/25/2036	80	72
0.572% due 10/25/2036	5,263	4,628
0.582% due 05/25/2037	13,447	11,120
0.582% due 03/25/2047	2,748	2,098
0.602% due 08/25/2036	5,296	4,763
0.612% due 10/25/2036	401	328
LA Arena Funding LLC
7.656% due 12/15/2026	241	211
Lehman ABS Mortgage Loan Trust
0.612% due 06/25/2037	12,827	9,118
Lehman XS Trust
0.592% due 05/25/2046	227	222
0.602% due 06/25/2046	2,352	2,303
0.602% due 08/25/2046	1,295	1,286
Long Beach Mortgage Loan Trust
0.562% due 11/25/2036	1,112	1,023
0.582% due 10/25/2036	100	96
0.702% due 08/25/2035	216	204
0.802% due 10/25/2034	4,939	2,023
Massachusetts Educational Financing Authority
2.109% due 04/25/2038	3,880	3,278
MASTR Asset-Backed Securities Trust
0.572% due 01/25/2037	207	87
0.582% due 11/25/2036	1,208	1,114
0.602% due 05/25/2037	126	109
0.632% due 02/25/2036	114	109
0.642% due 12/25/2035	237	234
MBNA Credit Card Master Note Trust
0.546% due 09/15/2011	146,800	146,651
0.596% due 11/15/2012	200	193
0.596% due 05/15/2013	22,447	21,181
0.656% due 12/15/2011	600	596
0.736% due 10/17/2011	16,400	16,354
4.100% due 10/15/2012	70	70
Merrill Lynch First Franklin Mortgage Loan Trust
0.582% due 07/25/2037	6,115	5,381
Merrill Lynch Mortgage Investors, Inc.
0.572% due 05/25/2037	95	92
0.592% due 08/25/2036	5,230	4,930
0.592% due 07/25/2037	9,632	8,727
0.642% due 02/25/2037	5,014	4,163
Mesa Trust Asset-Backed Certificates
0.922% due 12/25/2031	1,861	1,338
Mid-State Trust
6.340% due 10/15/2036	20,620	12,701
7.340% due 07/01/2035	1,134	945
7.791% due 03/15/2038	3,396	2,739
8.330% due 04/01/2030	16,647	14,370
Morgan Stanley ABS Capital I
0.562% due 10/25/2036	70	64
0.572% due 07/25/2036	1,063	700
0.572% due 09/25/2036	4,557	4,320
0.572% due 10/25/2036	100	87
0.572% due 11/25/2036	1,700	1,560
0.582% due 05/25/2037	1,192	947
0.622% due 04/25/2036	1,091	1,075
0.622% due 09/25/2036	200	135
0.622% due 11/25/2036	5,000	3,441
1.322% due 07/25/2037	24,978	20,920
Morgan Stanley Home Equity Loan Trust
0.572% due 12/25/2036	13,770	12,255
Morgan Stanley IXIS Real Estate Capital Trust
0.572% due 11/25/2036	208	190
0.632% due 11/25/2036	200	101
Morgan Stanley Mortgage Loan Trust
0.592% due 01/25/2047	143	129
0.752% due 02/25/2037	1,700	386
0.882% due 04/25/2037	7,800	2,970
5.726% due 10/25/2036	2,800	1,967
5.750% due 11/25/2036	3,246	1,375
5.750% due 04/25/2037	2,863	1,943
6.000% due 07/25/2047	3,035	1,972
MPC Natural Gas Funding Trust
6.200% due 03/15/2013	3,044	3,183
Nationstar Home Equity Loan Trust
0.582% due 03/25/2037	8,083	7,241
0.642% due 04/25/2037	1,835	1,641
Nelnet Student Loan Trust
1.227% due 12/24/2018	70	70
1.689% due 04/27/2015	251	249
1.859% due 07/25/2018	10,000	9,620
2.089% due 10/25/2019	5,000	4,452
New Century Home Equity Loan Trust
0.782% due 06/25/2035	810	621
0.792% due 09/25/2035	26,350	21,009
Nissan Auto Receivables Owner Trust
4.280% due 06/16/2014	50	50
Nomura Asset Acceptance Corp.
0.662% due 01/25/2036	1,321	1,116
Option One Mortgage Loan Trust
0.562% due 02/25/2037	567	553
Park Place Securities, Inc.
0.782% due 09/25/2035	247	158
0.834% due 10/25/2034	226	171
Popular ABS Mortgage Pass-Through Trust
0.612% due 06/25/2047	28,929	21,956
Renaissance Home Equity Loan Trust
0.882% due 11/25/2034	163	96
1.022% due 12/25/2033	442	242
1.222% due 08/25/2032	104	52
5.565% due 02/25/2036	23	20
Residential Asset Mortgage Products, Inc.
0.612% due 10/25/2036	114	106
0.622% due 08/25/2046	908	848
0.922% due 06/25/2047	1,700	919
Residential Asset Securities Corp.
0.582% due 10/25/2036	2	2
0.592% due 11/25/2036	337	325
0.602% due 10/25/2036	3,334	3,257
1.022% due 07/25/2032	7	3
Residential Funding Mortgage Securities II, Inc.
0.622% due 12/25/2035	3,406	2,979
Residential Mortgage Loan Trust
2.000% due 09/25/2029	15	13
SACO I, Inc.
0.582% due 05/25/2036	5,319	3,170
0.732% due 03/25/2036	304	52
0.772% due 12/25/2035	239	78
Salomon Brothers Mortgage Securities VII, Inc.
0.822% due 03/25/2032	391	335
1.082% due 09/25/2028	1,419	868
Saxon Asset Securities Trust
0.582% due 10/25/2046	496	477
1.042% due 08/25/2032	430	409
Sears Credit Account Master Trust
0.776% due 04/16/2013	1,100	1,090
Securitized Asset-Backed Receivables LLC Trust
0.562% due 01/25/2037	145	128
0.582% due 12/25/2036	636	526
0.652% due 05/25/2037	495	326
Security National Mortgage Loan Trust
0.812% due 10/25/2036	7,340	7,111
SLC Student Loan Trust
2.220% due 06/15/2021	3,100	2,835
SLM Student Loan Trust
1.139% due 04/25/2014	22,529	22,442
1.149% due 10/25/2016	568	568
1.149% due 07/25/2017	3,663	3,657
1.149% due 10/25/2018	1,437	1,421
1.159% due 10/25/2013	53	53
1.159% due 10/25/2016	2,507	2,498
1.159% due 04/25/2017	113	112
1.159% due 07/25/2017	4,800	4,557
1.199% due 10/25/2016	6,242	6,149
1.199% due 04/25/2017	2,252	2,225
1.249% due 10/25/2022	2,700	2,581
1.269% due 04/25/2017	1,490	1,452
1.329% due 04/27/2015	4,257	4,246
1.409% due 07/25/2013	2,677	2,667
1.459% due 01/25/2015	62,423	61,630
1.489% due 01/25/2022	12,000	10,282
1.559% due 10/27/2014	780	773
1.659% due 10/25/2017	29,700	27,912
1.709% due 10/25/2017	50,000	47,858
1.839% due 07/25/2013	2,019	2,009
1.909% due 01/25/2019	40,000	36,942
2.259% due 10/25/2016	2,000	1,982
2.259% due 07/25/2023	5,000	4,573
2.459% due 01/25/2018	1,490	1,439
2.520% due 12/15/2033	30,800	23,839
2.659% due 04/25/2023	1,311,430	1,288,876
2.859% due 07/25/2023	2,100	1,989
Soundview Home Equity Loan Trust
0.582% due 11/25/2036	1,576	1,286
0.602% due 01/25/2037	1,435	1,372
0.622% due 10/25/2036	49	49
0.642% due 03/25/2036	124	123
South Carolina Student Loan Corp.
1.761% due 09/02/2014	730	723
1.811% due 03/01/2018	2,400	2,325
Specialty Underwriting & Residential Finance
0.567% due 11/25/2037	137	132
0.582% due 01/25/2038	3,432	2,888
0.622% due 11/25/2037	3,100	2,367
1.202% due 01/25/2034	23	15
Structured Asset Investment Loan Trust
0.572% due 07/25/2036	590	517
1.222% due 04/25/2033	2,194	1,159

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)		Value (000s)
Structured Asset Securities Corp.
0.572% due 10/25/2036		$378	$331
0.602% due 01/25/2037		14,987	12,998
0.672% due 05/25/2037		3,532	1,895
0.812% due 01/25/2033		6,726	3,409
0.822% due 06/25/2035		7,758	2,731
0.922% due 05/25/2034		2	2
4.900% due 04/25/2035		29,175	15,549
TIAA Retail Commercial Trust
6.680% due 06/19/2031		449	450
Truman Capital Mortgage Loan Trust
0.862% due 01/25/2034		46	45
UPFC Auto Receivables Trust
5.490% due 05/15/2012		19	18
WaMu Asset-Backed Certificates
0.572% due 01/25/2037		12,989	10,880
Wells Fargo Home Equity Trust
0.572% due 01/25/2037		981	956
0.622% due 07/25/2036		6,983	6,645
0.622% due 03/25/2037		278	252
0.762% due 10/25/2035		41	37
0.762% due 11/25/2035		7,806	7,567
0.772% due 12/25/2035		49,634	45,074
WMC Mortgage Loan Pass-Through Certificates
1.236% due 05/15/2030		2,632	2,331
1.456% due 10/15/2029		996	896

Total Asset-Backed Securities (Cost $3,920,309)			3,681,904

SOVEREIGN ISSUES 0.2%

Banque Centrale de Tunisie
7.375% due 04/25/2012		4,220	4,283
Belgium Government International Bond
9.200% due 06/28/2010		900	974
Bolivia Government AID Bond
2.929% due 02/01/2019		4,710	4,464
China Development Bank Corp.
5.000% due 10/15/2015		29,300	30,394
Export-Import Bank of Korea
1.351% due 06/01/2009		200	200
1.645% due 10/04/2011		88,600	88,852
8.125% due 01/21/2014		11,800	12,214
Hydro Quebec
1.875% due 09/29/2049		5,600	4,089
Italy Government International Bond
3.250% due 05/15/2009		160	160
Korea Development Bank
4.625% due 09/16/2010		270	266
4.750% due 07/20/2009		76,300	76,064
Korea Expressway Corp.
5.125% due 05/20/2015		100	84
Mexico Government International Bond
5.950% due 03/19/2019		96,500	94,570
South Africa Government International Bond
5.875% due 05/30/2022		100	90
6.500% due 06/02/2014		27,000	27,135

Total Sovereign Issues (Cost $344,814)			343,839

FOREIGN CURRENCY-DENOMINATED ISSUES 2.9%

Alliance & Leicester PLC
0.665% due 05/15/2009	JPY	4,000,000	40,351
American International Group, Inc.
4.000% due 09/20/2011	EUR	500	$303
4.875% due 03/15/2067		31,500	3,557
5.750% due 03/15/2067	GBP	31,650	3,860
8.000% due 05/22/2038	EUR	18,250	2,667
8.625% due 05/22/2038	GBP	148,600	21,886
ASIF III Jersey Ltd.
0.950% due 07/15/2009	JPY	2,057,000	19,673
5.500% due 03/07/2011	EUR	17,329	16,682
Atlas Reinsurance PLC
6.928% due 01/10/2010		3,000	3,964
Banque Centrale de Tunisie
7.500% due 08/06/2009		2,300	3,085
Bauhaus Securities Ltd.
2.435% due 10/30/2052		34	44
BBVA International Preferred S.A. Unipersonal
4.952% due 09/29/2049		18,000	10,642
Bear Stearns Cos. LLC
1.540% due 11/30/2011	JPY	2,000,000	19,568
1.806% due 09/26/2013	EUR	36,175	42,077
2.499% due 07/27/2012		24,000	28,015
2.703% due 10/20/2009		6,050	7,937
Brazil Government International Bond
10.250% due 01/10/2028	BRL	111,700	44,300
12.500% due 01/05/2022		1,000	453
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		5,171,536	2,187,947
10.000% due 01/01/2013		190,000	78,468
10.000% due 01/01/2017		1,518,624	587,148
BTM Curacao Holdings NV
1.566% due 11/29/2049	JPY	1,000,000	9,604
CIT Group, Inc.
2.425% due 05/13/2009	EUR	8,542	10,725
5.000% due 05/13/2014		25,000	17,106
Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	2,250	581
Citigroup, Inc.
1.698% due 06/28/2013	EUR	11,200	10,553
1.939% due 03/05/2014		20,000	18,709
3.625% due 11/30/2017		2,300	1,569
4.250% due 02/25/2030		60,000	31,326
Countrywide Financial Corp.
2.288% due 11/23/2010		42,840	51,874
Danske Bank A/S
4.878% due 02/28/2049		8,000	4,825
5.684% due 12/29/2049	GBP	16,400	8,147
France Government Bond
4.000% due 10/25/2038	EUR	700	912
Gaz Capital S.A.
5.875% due 06/01/2015		20,000	20,328
General Electric Capital Corp.
4.625% due 09/15/2066		10,000	5,381
5.500% due 09/15/2067		159,050	87,695
6.500% due 09/15/2067	GBP	500	308
General Motors Corp.
8.375% due 07/05/2033	EUR	25,000	6,311
GMAC LLC
5.375% due 06/06/2011		5,000	4,019
Goldman Sachs Group, Inc.
2.238% due 05/23/2016		5,000	4,661
2.277% due 05/18/2015		17,000	16,422
2.377% due 02/04/2013		12,000	12,964
2.465% due 01/30/2017		23,200	20,965
4.750% due 01/28/2014	EUR	1,800	$2,074
6.375% due 05/02/2018		25,700	29,349
International Lease Finance Corp.
2.334% due 08/15/2011		31,150	20,898
John Hancock Global Funding II
2.050% due 06/08/2010	JPY	1,250,000	12,554
KBC Bank Funding Trust IV
8.220% due 11/29/2049	EUR	5,000	2,292
KeyBank N.A.
2.013% due 11/21/2011		17,000	16,626
2.214% due 11/05/2009		2,500	3,073
KeyCorp
2.088% due 11/22/2010		19,895	23,245
Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)		900,000	727
1.150% due 10/26/2010 (a)		300,000	250
1.690% due 06/05/2012 (a)		600,000	561
2.500% due 10/13/2010 (a)	CHF	6,380	771
4.850% due 09/03/2013 (a)(q)	CAD	15,770	1,329
5.000% due 01/26/2010 (a)	GBP	250	51
5.080% due 03/05/2010 (a)	EUR	800	143
5.163% due 10/25/2011 (a)		500	90
5.213% due 05/21/2009 (a)		4,000	717
5.218% due 11/09/2009 (a)		3,000	538
5.316% due 04/05/2011 (a)		615	110
6.000% due 01/25/2013 (a)	GBP	10,650	2,178
6.375% due 05/10/2011 (a)	EUR	1,000	183
7.875% due 05/08/2018 (a)	GBP	8,650	1,769
Lloyds TSB Capital
7.375% due 12/29/2049	EUR	26,000	12,954
Merrill Lynch & Co., Inc.
1.934% due 03/22/2011		7,800	8,774
2.239% due 02/08/2010		12,700	15,617
2.820% due 07/22/2014		5,000	4,554
Metropolitan Life Global Funding I
2.000% due 09/14/2011	CHF	20,000	13,759
Mizuho Financial Group Cayman Ltd.
1.879% due 01/01/2049	JPY	1,000,000	10,085
Morgan Stanley
2.000% due 11/17/2011	CHF	20,000	15,743
2.148% due 11/29/2013	EUR	6,600	6,393
2.165% due 03/01/2013		5,000	5,092
2.501% due 05/02/2014		10,000	9,479
2.753% due 07/20/2012		27,900	29,451
3.092% due 04/13/2016		7,000	6,043
MUFG Capital Finance 5 Ltd.
6.299% due 01/25/2049	GBP	7,063	4,814
New York Life Global Funding
3.750% due 10/19/2009	EUR	10,000	12,930
New Zealand Government CPI Linked Bond
4.500% due 02/15/2016	NZD	13,800	11,367
Norinchukin Finance Ltd.
5.625% due 09/28/2016	GBP	25,000	32,280
Pacific Life Global Funding
2.750% due 05/15/2012	CHF	27,790	22,778
Principal Financial Global Funding LLC
1.751% due 03/20/2010	GBP	9,300	12,683
2.375% due 02/28/2012	CHF	20,745	13,282
2.375% due 01/24/2013		5,000	2,864
Province of Ontario Canada
5.850% due 03/08/2033	CAD	50,000	44,202
6.200% due 06/02/2031		5,000	4,611
7.600% due 06/02/2027		10,000	10,396

Schedule of Investments (Cont.)

Total Return Fund

March 31, 2009

	Principal Amount (000s)		Value (000s)
Royal Bank of Scotland Group PLC
6.200% due 03/29/2049	GBP	15,000	$9,147
Silver Arrow S.A.
1.341% due 08/15/2014	EUR	23,205	30,571
SLM Corp.
1.010% due 06/15/2009	JPY	400,000	3,881
1.090% due 12/15/2010		3,500,000	25,413
1.230% due 06/15/2010	SEK	160,000	17,319
1.850% due 12/15/2010	EUR	45,084	37,197
2.193% due 11/15/2011		4,800	3,157
2.604% due 04/26/2011		13,028	9,866
3.125% due 09/17/2012		5,000	4,717
SMFG Preferred Capital USD 1 Ltd.
6.164% due 01/29/2049	GBP	11,000	5,998
Societe Generale
7.756% due 05/22/2049	EUR	2,700	1,829
Sumitomo Mitsui Banking Corp.
0.950% due 06/02/2049	JPY	1,000,000	9,511
1.415% due 12/31/2049		1,100,000	10,943
SunTrust Bank
1.712% due 12/20/2011	EUR	10,000	12,100
1.852% due 06/22/2012	GBP	5,000	5,890
Wachovia Corp.
2.125% due 02/13/2014	EUR	40,600	43,534
2.201% due 08/01/2011		22,800	27,236

Total Foreign Currency-Denominated Issues (Cost $5,418,180)			4,155,600

SHORT-TERM INSTRUMENTS 2.0%

CERTIFICATES OF DEPOSIT 0.4%

Bank of Ireland
0.561% due 02/26/2010		$39,800	38,021
1.134% due 01/15/2010		1,700	1,634
Calyon Financial, Inc.
1.267% due 06/29/2010		43,140	42,520
Nordea Bank Finland PLC
0.521% due 04/09/2009		432,700	432,696
Unicredito Italiano NY
1.156% due 05/15/2009		1,600	1,600

			516,471

COMMERCIAL PAPER 0.0%

Fannie Mae
1.191% due 05/11/2009		3,700	3,699
1.200% due 05/27/2009		6,100	6,098
Federal Home Loan Bank
0.190% due 04/07/2009		800	800
0.270% due 04/03/2009		600	600
Freddie Mac
0.230% due 05/12/2009		2,000	2,000
0.300% due 04/06/2009		900	900
0.685% due 09/21/2009		25,000	24,966

			39,063

Repurchase Agreements 0.9%

Barclays Capital, Inc.
0.160% due 04/01/2009 (Dated 03/31/2009. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $9,184. Repurchase proceeds are $9,000.)		9,000	9,000
0.200% due 04/02/2009 (Dated 04/01/2009. Collateralized by U.S. Treasury Inflation Protected Securities 3.000% due 07/15/2012 valued at $5,605. Repurchase proceeds are $5,500.)		5,500	5,500
Fixed Income Clearing Corp.
0.080% due 04/01/2009 (Dated 03/31/2009. Collateralized by U.S. Treasury Notes 3.625% - 4.875% due 06/30/2012 - 05/15/2013 valued at $141,451. Repurchase proceeds are $138,672.)		138,672	138,672
0.100% due 04/01/2009 (Dated 03/31/2009. Collateralized by Fannie Mae 5.500% - 5.750% due 09/18/2017 - 07/14/2028 valued at $88,237 and Freddie Mac 6.750% due 03/15/2031 valued at $13,765. Repurchase proceeds are $100,000.)		100,000	100,000
Goldman Sachs & Co.
0.170% due 04/01/2009 (Dated 03/31/2009. Collateralized by Fannie Mae 5.000% due 12/01/2019 valued at $15,491. Repurchase proceeds are $15,400.)		15,400	15,400
JPMorgan Chase Bank N.A.
0.160% due 04/01/2009 (Dated 03/31/2009. Collateralized by U.S. Treasury Notes 1.750% - 2.500% due 03/31/2013 - 01/31/2014 valued at $805,072. Repurchase proceeds are $790,979.)		790,976	790,976
0.190% due 04/01/2009 (Dated 03/31/2009. Collateralized by Fannie Mae 3.875% due 07/12/2013 valued at $6,032 and Freddie Mac 2.375% - 4.875% due 05/28/2010 - 11/17/2015 valued at $8,341. Repurchase proceeds are $14,063.)		14,062	14,062
0.200% due 04/02/2009 (Dated 04/01/2009. Collateralized by U.S. Treasury Bills 0.596% due 11/19/2009 valued at $42,060. Repurchase proceeds are $41,613.)		41,612	41,612
0.210% due 04/02/2009 (Dated 04/01/2009. Collateralized by Fannie Mae 0.000% due 12/31/2009 valued at $9,817 and Freddie Mac 0.750% due 02/08/2010 valued at $89,922. Repurchase proceeds are $97,601.)		97,600	97,600
0.230% due 04/01/2009 (Dated 03/31/2009. Collateralized by Fannie Mae 5.000% due 07/01/2035 valued at $138,034. Repurchase proceeds are $136,701.)		136,700	136,700

			1,349,522

U.S. Cash Management Bills 0.0%
0.980% due 05/15/2009 (j)		14,660	14,659

U.S. Treasury Bills 0.7%
0.116% due 04/02/2009 - 06/11/2009 (e)(i)(j)		955,375	955,332

Total Short-Term Instruments (Cost $2,876,741)			2,875,047

Purchased Options (o) 0.9% (Cost $336,724)			1,257,519
Total Investments 137.1% (Cost $203,675,751)			$198,974,973
Written Options (p) (0.0%) (Premiums $77,500)			(19,657)
Other Assets and Liabilities (Net) (37.1%)			(53,813,687)

Net Assets 100.0%			$145,141,629

See accompanying notes

Notes to Schedule of Investments

(amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-issued security.
(d)	Principal only security.
(e)	Coupon represents a weighted average rate.
(f)	Security becomes interest bearing at a future date.
(g)	Principal amount of security is adjusted for inflation.
(h)	The Total Return Fund is investing in shares of affiliated Funds.
(i)	Securities with an aggregate market value of $7,380 have been pledged as collateral for foreign currency contracts on March 31, 2009.
(j)	Securities with an aggregate market value of $907,222 have been pledged as collateral for swap and swaption contracts on March 31, 2009.
(k)	Securities with an aggregate market value of $141,449 and cash of $346,500 have been pledged as collateral for delayed-delivery mortgage-backed securities on March 31, 2009.
(l)	The average amount of borrowings while outstanding during the period ended March 31, 2009 was $13,476,147 at a weighted average interest rate of 1.759%. On March 31, 2009, securities valued at $12,670,380 were pledged as collateral for reverse repurchase agreements.
(m)	Securities with an aggregate market value of $269,231 and cash of $389,125 have been pledged as collateral for the following open futures contracts on March 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	5,000	$1,428
90-Day Euribor June Futures	Long	06/2009	4,202	57,289
90-Day Euribor June Futures	Long	06/2010	721	370
90-Day Euribor March Futures	Long	03/2010	5,000	1,951
90-Day Euribor March Futures	Long	03/2011	154	100
90-Day Euribor September Futures	Long	09/2010	1,444	788
90-Day Eurodollar December Futures	Long	12/2009	43,109	241,111
90-Day Eurodollar June Futures	Long	06/2009	102,401	553,344
90-Day Eurodollar June Futures	Long	06/2010	1,599	10,198
90-Day Eurodollar March Futures	Long	03/2010	33,400	200,274
90-Day Eurodollar September Futures	Long	09/2009	59,603	330,417
90-Day Eurodollar September Futures	Long	09/2010	1,386	9,008
U.S. Treasury 5-Year Note June Futures	Long	06/2009	4,200	6,699
U.S. Treasury 10-Year Note June Futures	Long	06/2009	10,274	32,478
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	2,016	12,779
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures Put Options Strike @ GBP 92.000	Short	12/2009	5,750	2,229
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	32,825	300,928

				$1,761,391

(n)	Swap agreements outstanding on March 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection(1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2009(3)	Notional Amount(4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX Financing Co.	JPM	(0.530)%	12/20/2016	1.569%	$10,000	$674	$0	$674
ABX Financing Co.	MSC	(0.640)%	12/20/2016	1.569%	2,300	138	169	(31)
Ace INA Holdings, Inc.	BOA	(0.400)%	06/20/2014	1.250%	2,100	85	97	(12)
Ace INA Holdings, Inc.	DUB	(0.390)%	06/20/2014	1.250%	1,300	53	47	6
Aetna, Inc.	DUB	(0.983)%	09/20/2018	1.270%	12,000	265	0	265
Aetna, Inc.	JPM	(0.850)%	06/20/2016	1.270%	15,000	392	152	240
Alcan, Inc.	BCLY	(1.740)%	06/20/2015	1.879%	7,836	54	0	54
Alcoa, Inc.	BCLY	(1.160)%	09/20/2013	8.028%	17,800	3,945	355	3,590

Alcoa, Inc.	BOA	(0.560)%	03/20/2017	7.032%	3,000	911	457	454
Alcoa, Inc.	BOA	(1.290)%	09/20/2018	6.866%	20,000	5,742	0	5,742
Alcoa, Inc.	CITI	(1.300)%	09/20/2018	6.866%	10,000	2,866	0	2,866
Alcoa, Inc.	DUB	(1.450)%	09/20/2013	8.028%	25,000	5,303	0	5,303
Alcoa, Inc.	GSC	(1.320)%	09/20/2018	6.866%	2,200	629	424	205
Alcoa, Inc.	UBS	(1.190)%	09/20/2013	8.028%	2,200	486	272	214
Altria Group, Inc.	BCLY	(1.450)%	12/20/2013	1.054%	10,000	(179)	0	(179)
Altria Group, Inc.	BCLY	(1.170)%	12/20/2018	1.126%	5,000	(20)	0	(20)
Altria Group, Inc.	BOA	(1.550)%	12/20/2018	1.126%	6,000	(214)	0	(214)
Altria Group, Inc.	GSC	(1.470)%	12/20/2013	1.054%	20,000	(377)	0	(377)
Altria Group, Inc.	MSC	(1.470)%	12/20/2013	1.054%	10,000	(188)	0	(188)
Altria Group, Inc.	RBS	(1.490)%	03/20/2019	1.131%	8,000	(240)	0	(240)
American Electric Power Co., Inc.	CITI	(0.830)%	06/20/2015	0.745%	8,300	(43)	0	(43)
American General Finance Corp.	RBS	(1.820)%	12/20/2017	36.326%	6,000	3,664	2,516	1,148
American International Group, Inc.	DUB	(5.000)%	06/20/2017	17.492%	30,000	11,296	5,100	6,196
AmerisourceBergen Corp.	MSC	(0.600)%	09/20/2012	0.678%	10,000	24	0	24
Amgen, Inc.	GSC	(0.940)%	06/20/2017	0.830%	15,000	(124)	0	(124)
Anadarko Finance Co.	BOA	(0.900)%	06/20/2011	2.186%	10,600	287	0	287
Anadarko Petroleum Corp.	CITI	(0.330)%	03/20/2012	2.289%	1,800	98	61	37
AutoZone, Inc.	BOA	(0.620)%	12/20/2012	1.100%	3,000	50	78	(28)
AutoZone, Inc.	BOA	(1.070)%	03/20/2014	1.100%	20,000	20	0	20
AutoZone, Inc.	BOA	(1.890)%	03/20/2014	1.100%	10,000	(370)	0	(370)
AutoZone, Inc.	BOA	(0.870)%	06/20/2016	1.054%	1,000	12	28	(16)
AutoZone, Inc.	BOA	(1.100)%	09/20/2018	1.021%	15,000	(99)	0	(99)
AutoZone, Inc.	CITI	(0.680)%	12/20/2012	1.100%	1,850	27	37	(10)
AutoZone, Inc.	CITI	(1.030)%	03/20/2014	1.100%	10,000	29	0	29
AutoZone, Inc.	DUB	(1.320)%	09/20/2018	1.021%	5,000	(120)	0	(120)
AutoZone, Inc.	RBS	(0.810)%	12/20/2015	1.062%	10,000	148	0	148
AutoZone, Inc.	UBS	(1.320)%	09/20/2018	1.021%	7,000	(169)	0	(169)
Avon Products, Inc.	BOA	(0.770)%	03/20/2019	0.716%	28,000	(149)	0	(149)
Avon Products, Inc.	CSFB	(0.160)%	03/20/2011	0.530%	10,000	72	0	72
Bank of America Corp.	BCLY	(1.450)%	03/20/2010	5.367%	20,000	716	0	716
Bank of America Corp.	DUB	(1.650)%	12/20/2009	5.363%	33,000	840	0	840
Bank of America Corp.	JPM	(1.450)%	12/20/2009	5.363%	50,000	1,346	0	1,346
Baxter International, Inc.	BOA	(0.310)%	06/20/2018	0.439%	8,000	83	63	20
Baxter International, Inc.	GSC	(0.340)%	06/20/2018	0.439%	2,000	16	8	8
BHP Billiton Finance Ltd.	BOA	(0.135)%	03/20/2012	1.869%	10,000	490	0	490
Black & Decker Corp.	BCLY	(2.100)%	12/20/2016	1.902%	20,000	(267)	0	(267)
Block Financial LLC	BOA	(1.550)%	03/20/2013	1.237%	32,100	(391)	(113)	(278)
Block Financial LLC	CSFB	(1.110)%	03/20/2013	1.237%	6,000	25	0	25
Block Financial LLC	DUB	(1.050)%	03/20/2013	1.237%	5,000	33	0	33
Block Financial LLC	JPM	(1.270)%	03/20/2013	1.237%	10,000	(17)	0	(17)
Boston Scientific Corp.	UBS	(0.500)%	06/20/2011	1.600%	10,000	235	0	235
Brunswick Corp.	BOA	(4.100)%	09/20/2013	9.606%	18,000	2,931	0	2,931
Cardinal Health, Inc.	BCLY	(0.420)%	12/20/2016	0.888%	13,000	413	0	413
Cardinal Health, Inc.	DUB	(0.500)%	12/20/2016	0.888%	10,000	263	109	154
Cardinal Health, Inc.	GSC	(0.710)%	06/20/2017	0.890%	9,600	122	0	122
CBS Corp.	JPM	(0.590)%	09/20/2012	2.736%	15,000	1,017	0	1,017
CIGNA Corp.	BOA	(1.250)%	03/20/2018	2.259%	3,000	209	(63)	272
CIGNA Corp.	GSC	(0.970)%	03/20/2018	2.259%	12,000	1,071	0	1,071
CIGNA Corp.	MSC	(1.210)%	03/20/2018	2.259%	5,000	363	(89)	452
Cleveland Electric Illuminating Co.	RBS	(0.940)%	06/20/2017	0.012%	5,000	51	157	(106)
CNA Financial Corp.	BCLY	(0.295)%	09/20/2011	4.225%	15,000	1,319	0	1,319
CNA Financial Corp.	BCLY	(1.390)%	12/20/2014	3.454%	10,000	944	1,209	(265)
CNA Financial Corp.	BOA	(0.690)%	12/20/2014	3.454%	10,600	1,344	0	1,344
CNA Financial Corp.	BOA	(4.170)%	12/20/2014	3.454%	8,000	(276)	0	(276)
CNA Financial Corp.	BOA	(3.360)%	09/20/2016	3.285%	6,250	(34)	0	(34)
CNA Financial Corp.	CITI	(0.470)%	12/20/2014	3.454%	10,200	1,398	0	1,398
CNA Financial Corp.	JPM	(0.440)%	09/20/2011	4.225%	14,000	1,184	255	929
Comcast Corp.	BCLY	(0.390)%	03/20/2014	1.580%	15,000	805	864	(59)
Comcast Corp.	JPM	(0.535)%	03/20/2016	1.530%	15,000	896	0	896
Comcast Corp.	MSC	(0.360)%	03/20/2014	1.580%	11,500	633	0	633
Commercial Metals Co.	BOA	(1.430)%	09/20/2018	4.989%	3,000	631	0	631
Commercial Metals Co.	DUB	(1.005)%	09/20/2017	5.076%	15,660	3,528	1,369	2,159
Commercial Metals Co.	JPM	(1.430)%	09/20/2018	4.989%	10,000	2,101	0	2,101
Computer Sciences Corp.	BCLY	(1.230)%	03/20/2013	0.665%	5,000	(110)	0	(110)

Computer Sciences Corp.	BCLY	(1.550)%	03/20/2018	0.700%	10,000	(667)	0	(667)
Computer Sciences Corp.	MSC	(0.620)%	03/20/2013	0.665%	2,000	3	17	(14)
Computer Sciences Corp.	UBS	(1.130)%	03/20/2018	0.700%	8,745	(296)	0	(296)
Constellation Energy Group, Inc.	JPM	(0.960)%	06/20/2015	3.697%	6,000	799	730	69
Con-way, Inc.	BOA	(1.834)%	03/20/2018	5.108%	19,000	3,526	1,663	1,863
CRH America, Inc.	CITI	(2.590)%	09/20/2018	5.000%	10,000	1,451	0	1,451
CSX Corp.	BCLY	(1.350)%	03/20/2018	1.589%	5,052	87	0	87
CSX Corp.	DUB	(1.550)%	06/20/2017	1.584%	21,200	37	72	(35)
CSX Corp.	JPM	(0.165)%	03/20/2011	1.378%	10,600	248	0	248
CVS Caremark Corp.	BOA	(0.550)%	09/20/2016	0.837%	6,745	127	0	127
CVS Caremark Corp.	CSFB	(0.250)%	09/20/2011	0.904%	10,200	161	0	161
CVS Caremark Corp.	RBS	(0.240)%	09/20/2011	0.904%	6,200	99	0	99
Daimler Finance N.A. LLC	BCLY	(0.535)%	09/20/2011	3.000%	15,000	854	0	854
Daimler Finance N.A. LLC	BNP	(4.100)%	09/20/2011	3.000%	8,000	(216)	0	(216)
Daimler Finance N.A. LLC	BOA	(1.290)%	12/20/2013	2.659%	12,000	667	0	667
Daimler Finance N.A. LLC	GSC	(6.750)%	06/20/2010	2.902%	8,000	(387)	0	(387)
Daimler Finance N.A. LLC	GSC	(6.750)%	03/20/2011	2.997%	30,000	(2,190)	0	(2,190)
Daimler Finance N.A. LLC	JPM	(0.520)%	06/20/2010	2.902%	10,000	283	0	283
Daimler Finance N.A. LLC	JPM	(0.520)%	03/20/2011	2.997%	10,000	464	0	464
Daimler Finance N.A. LLC	JPM	(0.655)%	03/20/2011	2.997%	10,000	438	0	438
Daimler Finance N.A. LLC	RBS	(0.480)%	09/20/2011	3.000%	10,000	582	0	582
Darden Restaurants, Inc.	CITI	(1.450)%	12/20/2017	1.472%	2,000	2	96	(94)
Darden Restaurants, Inc.	CITI	(1.920)%	12/20/2017	1.472%	7,000	(230)	0	(230)
Darden Restaurants, Inc.	DUB	(2.250)%	12/20/2017	1.472%	5,000	(283)	0	(283)
Deutsche Telekom International Finance BV	CITI	(1.130)%	09/20/2018	1.160%	10,000	16	0	16
Deutsche Telekom International Finance BV	CSFB	(1.080)%	09/20/2018	1.160%	22,000	122	0	122
Dominion Resources, Inc.	CITI	(0.740)%	06/20/2018	0.670%	20,000	(117)	0	(117)
Dominion Resources, Inc.	JPM	(0.385)%	12/20/2016	0.677%	3,000	60	160	(100)
Dominion Resources, Inc.	JPM	(0.750)%	06/20/2018	0.670%	2,000	(13)	0	(13)
Dominion Resources, Inc.	MLP	(0.430)%	03/20/2016	0.681%	15,000	236	0	236
Embarq Corp.	BCLY	(1.650)%	06/20/2016	1.095%	6,669	(239)	0	(239)
Embarq Corp.	BOA	(2.200)%	06/20/2016	1.095%	4,000	(284)	0	(284)
EnCana Corp.	GSC	(1.430)%	12/20/2011	2.425%	10,500	263	0	263
Enterprise Products Operating LP	MLP	(0.200)%	03/20/2011	2.833%	14,300	708	202	506
Erac USA Finance Co.	JPM	(2.700)%	12/20/2012	6.920%	10,000	1,275	789	486
Exelon Corp.	CITI	(3.730)%	06/20/2015	3.009%	12,800	(488)	0	(488)
Exelon Corp.	MLP	(0.520)%	06/20/2015	3.009%	10,000	1,267	0	1,267
Exelon Generation Co. LLC	JPM	(1.180)%	12/20/2017	3.131%	8,000	999	1,293	(294)
Expedia, Inc.	RBS	(4.250)%	09/20/2016	4.211%	16,500	(60)	0	(60)
FirstEnergy Corp.	MLP	(0.130)%	12/20/2011	1.180%	12,300	339	90	249
Fortune Brands, Inc.	BOA	(0.830)%	03/20/2016	2.444%	20,800	1,902	1,485	417
Fortune Brands, Inc.	JPM	(1.500)%	03/20/2016	2.444%	10,000	531	217	314
Fosters Finance Corp.	BCLY	(2.140)%	12/20/2014	1.500%	6,000	(202)	0	(202)
Gannett Co., Inc.	JPM	(0.330)%	06/20/2011	14.539%	6,500	1,637	0	1,637
GATX Financial Corp.	JPM	(0.220)%	06/20/2011	4.740%	10,500	952	0	952
GATX Financial Corp.	RBS	(0.605)%	03/20/2012	4.951%	7,080	789	452	337
General Mills, Inc.	GSC	(0.410)%	09/20/2013	0.779%	6,000	93	0	93
General Mills, Inc.	GSC	(0.430)%	09/20/2013	0.779%	9,000	132	0	132
General Mills, Inc.	JPM	(0.180)%	03/20/2012	0.710%	10,400	159	0	159
Genworth Financial, Inc.	BCLY	(0.879)%	06/20/2018	26.643%	8,000	4,854	2,790	2,064
Genworth Financial, Inc.	DUB	(0.980)%	06/20/2018	26.643%	4,000	2,417	1,260	1,157
GMAC LLC	RBS	(1.250)%	06/20/2011	21.034%	15,000	4,792	0	4,792
Goldman Sachs Group, Inc.	CITI	(2.600)%	03/20/2019	2.402%	20,000	(308)	0	(308)
Goldman Sachs Group, Inc.	DUB	(2.500)%	03/20/2019	2.402%	30,000	(243)	0	(243)
H.J. Heinz Co.	BOA	(0.540)%	09/20/2013	0.725%	10,000	77	105	(28)
H.J. Heinz Co.	CITI	(0.580)%	09/20/2013	0.725%	5,000	30	0	30
H.J. Heinz Co.	JPM	(0.530)%	09/20/2013	0.725%	5,000	40	0	40
H.J. Heinz Co.	RBS	(0.470)%	09/20/2013	0.725%	10,000	107	0	107
H.J. Heinz Finance Co.	JPM	(0.370)%	03/20/2012	0.725%	8,200	83	0	83
H.J. Heinz Finance Co.	JPM	(0.390)%	03/20/2012	0.725%	15,400	147	0	147
Hanson Ltd.	BCLY	(1.000)%	09/20/2016	16.495%	20,000	9,347	3,056	6,291
Hasbro, Inc.	BOA	(0.940)%	09/20/2017	1.450%	8,995	322	411	(89)
HCP, Inc.	CSFB	(0.530)%	09/20/2011	8.100%	7,350	1,161	0	1,161
HCP, Inc.	DUB	(3.860)%	03/20/2018	7.146%	20,000	3,255	1,296	1,959
HCP, Inc.	JPM	(0.610)%	09/20/2011	8.100%	5,000	782	0	782
HCP, Inc.	MLP	(0.650)%	09/20/2016	7.390%	13,500	4,120	0	4,120

Health Care REIT, Inc.	BCLY	(3.310)%	06/20/2015	6.808%	5,000	736	0	736
Home Depot, Inc.	GSC	(1.920)%	03/20/2016	1.768%	3,000	(29)	164	(193)
HSBC Finance Corp.	BNP	(0.165)%	12/20/2013	10.417%	16,900	5,211	329	4,882
HSBC Finance Corp.	DUB	(1.450)%	06/20/2016	9.118%	10,000	3,002	3	2,999
HSBC Finance Corp.	JPM	(0.220)%	06/20/2016	9.118%	10,000	3,488	0	3,488
International Lease Finance Corp.	MLP	(0.130)%	03/20/2012	23.066%	20,000	7,658	0	7,658
International Paper Co.	BCLY	(5.030)%	06/20/2018	4.445%	20,000	(738)	0	(738)
International Paper Co.	BOA	(5.980)%	06/20/2014	5.047%	7,000	(279)	0	(279)
International Paper Co.	BOA	(0.755)%	06/20/2016	4.699%	14,250	2,870	1,799	1,071
International Paper Co.	BOA	(0.870)%	06/20/2016	4.699%	1,400	274	177	97
International Paper Co.	MSC	(0.190)%	03/20/2010	5.281%	9,700	464	0	464
iStar Financial, Inc.	BCLY	(0.400)%	03/20/2012	52.623%	10,000	5,886	0	5,886
iStar Financial, Inc.	MSC	(0.600)%	12/20/2013	49.902%	10,000	6,371	0	6,371
JCPenney Corp., Inc.	DUB	(0.270)%	03/20/2010	4.552%	28,300	1,143	454	689
Johnson Controls, Inc.	JPM	(0.500)%	03/20/2016	6.359%	20,000	5,556	0	5,556
JPMorgan Chase & Co.	BCLY	(1.250)%	06/20/2010	2.803%	20,000	361	0	361
JPMorgan Chase & Co.	BCLY	(1.300)%	06/20/2010	2.803%	25,000	436	0	436
JPMorgan Chase & Co.	BNP	(1.250)%	12/20/2009	2.998%	30,000	363	0	363
JPMorgan Chase & Co.	CSFB	(1.050)%	12/20/2009	2.998%	100,000	1,362	0	1,362
JPMorgan Chase & Co.	CSFB	(1.090)%	03/20/2010	2.999%	30,000	537	0	537
JPMorgan Chase & Co.	DUB	(1.300)%	12/20/2009	2.998%	20,000	235	0	235
JSC Gazprom	JPM	(2.170)%	08/20/2013	7.273%	35,000	5,994	0	5,994
Kellogg Co.	BNP	(0.420)%	06/20/2011	0.530%	10,500	62	0	62
Kerr-McGee Corp.	RBS	(0.160)%	09/20/2011	0.474%	10,500	80	0	80
KeySpan Corp.	JPM	(0.450)%	06/20/2013	0.463%	6,900	2	65	(63)
Kohl’s Corp.	BOA	(1.910)%	12/20/2017	1.454%	46,000	(1,538)	288	(1,826)
Kraft Foods, Inc.	BOA	(1.040)%	06/20/2018	0.932%	5,000	(44)	8	(52)
Kraft Foods, Inc.	CITI	(0.990)%	06/20/2018	0.932%	4,000	(20)	0	(20)
Kraft Foods, Inc.	GSC	(0.950)%	09/20/2018	0.927%	6,000	(13)	20	(33)
Kraft Foods, Inc.	JPM	(0.150)%	12/20/2011	0.954%	10,000	212	0	212
Kraft Foods, Inc.	JPM	(0.160)%	12/20/2011	0.954%	10,000	210	0	210
Kraft Foods, Inc.	JPM	(0.170)%	06/20/2012	0.975%	10,400	259	0	259
Kroger Co.	MSC	(0.530)%	03/20/2013	1.094%	5,000	105	0	105
Lennar Corp.	DUB	(0.785)%	12/20/2011	5.899%	9,000	1,072	0	1,072
Lexmark International, Inc.	BOA	(1.400)%	06/20/2018	3.150%	13,000	1,520	0	1,520
Lexmark International, Inc.	CITI	(3.320)%	06/20/2013	3.150%	5,590	(42)	0	(42)
Lexmark International, Inc.	JPM	(1.190)%	06/20/2013	3.150%	15,880	1,151	0	1,151
Liberty Mutual Group, Inc.	BOA	(1.390)%	03/20/2014	6.354%	7,600	1,386	836	550
Lockheed Martin Corp.	BOA	(0.370)%	06/20/2016	0.646%	4,600	82	52	30
Loews Corp.	BOA	(0.660)%	03/20/2016	0.840%	7,500	83	207	(124)
Loews Corp.	JPM	(0.280)%	03/20/2016	0.840%	20,000	702	0	702
Loews Corp.	JPM	(0.300)%	03/20/2016	0.840%	9,800	331	0	331
Ltd. Brands, Inc.	DUB	(4.800)%	09/20/2017	4.328%	43,000	(1,240)	0	(1,240)
Ltd. Brands, Inc.	JPM	(2.850)%	09/20/2017	4.328%	2,700	227	150	77
Ltd. Brands, Inc.	RBS	(4.500)%	09/20/2017	4.328%	18,700	(215)	0	(215)
Macy’s Retail Holdings, Inc.	BCLY	(6.780)%	09/20/2015	6.168%	11,810	(347)	0	(347)
Macy’s Retail Holdings, Inc.	BCLY	(7.150)%	09/20/2015	6.168%	10,000	(504)	0	(504)
Macy’s Retail Holdings, Inc.	BOA	(0.190)%	09/20/2009	7.313%	5,000	166	0	166
Macy’s Retail Holdings, Inc.	BOA	(6.870)%	03/20/2012	7.136%	7,000	29	0	29
Macy’s Retail Holdings, Inc.	BOA	(2.430)%	03/20/2013	6.848%	5,000	682	433	249
Macy’s Retail Holdings, Inc.	BOA	(7.060)%	09/20/2015	6.168%	8,000	(335)	0	(335)
Macy’s Retail Holdings, Inc.	BOA	(2.920)%	12/20/2016	5.919%	10,000	1,468	1,220	248
Macy’s Retail Holdings, Inc.	CSFB	(0.160)%	09/20/2009	7.313%	10,000	334	0	334
Macy’s Retail Holdings, Inc.	MSC	(2.470)%	09/20/2015	6.168%	10,000	1,618	1,103	515
Macy’s Retail Holdings, Inc.	UBS	(2.640)%	09/20/2017	5.790%	22,500	3,677	1,376	2,301
Marks & Spencer PLC	RBS	(0.950)%	12/20/2017	2.768%	2,200	258	400	(142)
Marriott International, Inc.	BOA	(1.650)%	06/20/2017	3.667%	10,000	1,185	2,739	(1,554)
Marriott International, Inc.	BOA	(1.730)%	06/20/2017	3.667%	1,400	159	137	22
Marriott International, Inc.	CITI	(0.260)%	06/20/2012	4.342%	15,000	1,737	0	1,737
Marriott International, Inc.	DUB	(1.880)%	12/20/2015	3.789%	5,000	485	577	(92)
Marsh & McLennan Cos., Inc.	BCLY	(0.760)%	09/20/2015	0.890%	18,000	85	0	85
Marsh & McLennan Cos., Inc.	BOA	(0.830)%	09/20/2015	0.890%	20,000	64	0	64
Marsh & McLennan Cos., Inc.	BOA	(0.990)%	09/20/2015	0.890%	30,000	(188)	(237)	49
Marsh & McLennan Cos., Inc.	BOA	(0.900)%	06/20/2019	0.950%	8,000	31	0	31
Marsh & McLennan Cos., Inc.	DUB	(0.590)%	09/20/2014	0.865%	10,000	138	85	53
Marsh & McLennan Cos., Inc.	DUB	(0.670)%	09/20/2014	0.865%	11,000	107	60	47

Masco Corp.	CITI	(4.240)%	03/20/2017	4.595%	9,020	161	0	161
Masco Corp.	MSC	(0.580)%	09/20/2012	5.250%	5,000	689	0	689
Masco Corp.	MSC	(0.680)%	09/20/2013	5.250%	10,800	1,780	0	1,780
Masco Corp.	UBS	(4.650)%	12/20/2016	4.632%	10,000	(26)	0	(26)
Mattel, Inc.	JPM	(0.400)%	06/20/2011	1.272%	10,300	193	0	193
Maytag Corp.	JPM	(0.460)%	06/20/2015	1.350%	10,000	492	0	492
McKesson Corp.	BOA	(0.380)%	03/20/2017	0.596%	1,600	25	15	10
McKesson Corp.	BOA	(1.020)%	03/20/2017	0.596%	10,000	(305)	(320)	15
McKesson Corp.	BOA	(0.640)%	03/20/2019	0.604%	8,000	(26)	0	(26)
MDC Holdings, Inc.	BNP	(1.250)%	12/20/2014	1.278%	9,000	9	0	9
MDC Holdings, Inc.	MLP	(1.350)%	12/20/2012	1.250%	10,500	(42)	0	(42)
Miller Brewing Co.	BCLY	(1.250)%	09/20/2013	1.950%	15,000	419	0	419
Nabors Industries, Inc.	CITI	(1.050)%	03/20/2018	2.938%	20,000	2,527	0	2,527
Nabors Industries, Inc.	CITI	(2.510)%	03/20/2018	2.938%	2,200	61	0	61
Nabors Industries, Inc.	DUB	(0.630)%	03/20/2018	2.938%	6,000	928	832	96
Nabors Industries, Inc.	DUB	(0.900)%	03/20/2018	2.938%	15,000	2,047	0	2,047
National Semiconductor Corp.	BOA	(1.470)%	06/20/2017	2.991%	12,000	1,138	267	871
Nationwide Health Properties, Inc.	DUB	(0.620)%	09/20/2011	6.749%	13,600	1,788	0	1,788
Newell Rubbermaid, Inc.	BOA	(2.710)%	06/20/2019	2.549%	12,000	(149)	0	(149)
Newell Rubbermaid, Inc.	CITI	(0.130)%	06/20/2010	2.750%	14,000	438	0	438
Newell Rubbermaid, Inc.	GSC	(1.350)%	06/20/2010	2.750%	10,000	119	0	119
Newell Rubbermaid, Inc.	UBS	(1.790)%	06/20/2018	2.570%	19,000	1,013	0	1,013
NiSource Finance Corp.	RBS	(0.540)%	03/20/2013	4.522%	12,400	1,655	0	1,655
Nordstrom, Inc.	BOA	(0.850)%	03/20/2018	3.518%	4,300	722	693	29
Nordstrom, Inc.	BOA	(0.990)%	03/20/2018	3.518%	200	31	30	1
Nordstrom, Inc.	BOA	(5.190)%	03/20/2018	3.518%	15,000	(1,608)	0	(1,608)
Nordstrom, Inc.	BOA	(5.200)%	03/20/2018	3.518%	10,000	(1,079)	0	(1,079)
Nordstrom, Inc.	DUB	(1.530)%	03/20/2018	3.518%	12,925	1,613	0	1,613
Nordstrom, Inc.	GSC	(0.820)%	03/20/2018	3.518%	4,300	730	609	121
Nordstrom, Inc.	UBS	(1.400)%	03/20/2018	3.518%	8,000	1,064	0	1,064
Northrop Grumman Space & Mission Systems Corp.	JPM	(0.110)%	03/20/2010	0.406%	5,000	14	0	14
Nucor Corp.	BCLY	(0.510)%	06/20/2018	1.261%	6,000	343	594	(251)
Nucor Corp.	GSC	(0.530)%	06/20/2018	1.261%	4,000	223	426	(203)
Olin Corp.	BNP	(1.240)%	06/20/2016	1.356%	15,000	102	487	(385)
Omnicom Group, Inc.	MSC	(0.380)%	06/20/2016	2.560%	9,600	1,218	0	1,218
ONEOK Partners LP	JPM	(0.660)%	12/20/2016	1.596%	10,200	620	0	620
ORIX Corp.	MLP	(0.280)%	12/20/2011	21.998%	20,000	7,423	0	7,423
Packaging Corp. of America	CSFB	(0.940)%	09/20/2013	2.097%	10,000	475	0	475
Pactiv Corp.	BOA	(1.230)%	03/20/2018	1.596%	6,745	175	182	(7)
PC Financial Partnership	DUB	(1.600)%	12/20/2014	4.057%	10,000	1,122	0	1,122
Pearson Dollar Finance PLC	JPM	(0.830)%	06/20/2014	0.838%	5,000	0	5	(5)
Pearson Dollar Finance Two PLC	BCLY	(0.610)%	06/20/2013	0.906%	25,000	288	0	288
Pearson Dollar Finance Two PLC	BCLY	(0.730)%	06/20/2018	0.714%	7,000	(11)	0	(11)
Pearson Dollar Finance Two PLC	BCLY	(0.770)%	06/20/2018	0.714%	10,000	(48)	0	(48)
Pearson Dollar Finance Two PLC	BCLY	(0.880)%	06/20/2018	0.714%	1,200	(16)	4	(20)
Pearson Dollar Finance Two PLC	DUB	(0.720)%	06/20/2018	0.714%	11,000	(11)	0	(11)
Pitney Bowes, Inc.	CITI	(0.980)%	03/20/2016	0.750%	15,000	(223)	0	(223)
Plains All American Pipeline LP	MSC	(0.550)%	12/20/2013	3.691%	10,000	1,253	0	1,253
PMI Group, Inc.	JPM	(0.460)%	09/20/2016	12.849%	9,500	4,194	0	4,194
PPL Energy Supply LLC	BOA	(0.435)%	12/20/2011	4.019%	11,000	975	0	975
PPL Energy Supply LLC	HSBC	(1.450)%	09/20/2013	4.090%	10,000	990	0	990
PPL Energy Supply LLC	MSC	(0.600)%	12/20/2015	4.100%	5,000	895	0	895
Progress Energy, Inc.	BOA	(0.660)%	03/20/2019	0.720%	4,800	23	0	23
Progress Energy, Inc.	GSC	(0.730)%	03/20/2019	0.720%	12,700	(15)	0	(15)
PSEG Power LLC	BCLY	(0.520)%	12/20/2015	2.950%	8,000	1,055	0	1,055
PSEG Power LLC	MSC	(0.940)%	06/20/2014	2.950%	10,000	893	1,104	(211)
Qwest Corp.	BOA	(2.500)%	06/20/2013	3.978%	5,000	265	363	(98)
Qwest Corp.	MSC	(4.320)%	06/20/2013	3.978%	2,000	(28)	0	(28)
RadioShack Corp.	BOA	(1.250)%	06/20/2011	2.100%	10,700	189	0	189
RadioShack Corp.	MLP	(2.250)%	06/20/2011	2.100%	35,200	(141)	0	(141)
Reed Elsevier Capital, Inc.	MLP	(0.290)%	06/20/2012	1.473%	5,000	180	0	180
Rexam PLC	BCLY	(1.450)%	06/20/2013	4.048%	12,500	1,158	981	177
Rexam PLC	RBS	(1.450)%	06/20/2013	4.048%	4,000	370	273	97
Reynolds American, Inc.	BCLY	(1.100)%	06/20/2012	3.500%	10,000	696	256	440
Reynolds American, Inc.	CSFB	(4.250)%	12/20/2013	3.500%	5,000	(159)	0	(159)
Reynolds American, Inc.	DUB	(1.020)%	06/20/2013	3.500%	10,000	906	572	334

Reynolds American, Inc.	RBS	(4.100)%	12/20/2013	3.500%	5,000	(128)	0	(128)
Rohm & Haas Co.	BNP	(1.600)%	09/20/2017	1.428%	4,665	(59)	0	(59)
Rohm & Haas Co.	BOA	(0.700)%	09/20/2017	1.428%	13,425	682	0	682
Rohm & Haas Co.	CITI	(0.540)%	09/20/2017	1.428%	7,000	435	0	435
RPM International, Inc.	BCLY	(1.460)%	03/20/2018	3.300%	2,800	335	0	335
RPM International, Inc.	BOA	(1.030)%	03/20/2018	3.300%	9,000	1,329	399	930
RR Donnelley & Sons Co.	BOA	(1.030)%	06/20/2014	6.913%	17,000	3,773	1,200	2,573
RR Donnelley & Sons Co.	BOA	(3.500)%	03/20/2019	6.501%	25,000	4,104	0	4,104
RR Donnelley & Sons Co.	CITI	(4.030)%	03/20/2012	7.217%	11,986	933	0	933
RR Donnelley & Sons Co.	DUB	(3.250)%	03/20/2017	6.618%	10,000	1,642	0	1,642
RR Donnelley & Sons Co.	UBS	(2.640)%	03/20/2012	7.217%	10,000	1,129	0	1,129
RR Donnelley & Sons Co.	UBS	(2.770)%	03/20/2012	7.217%	5,000	548	0	548
Ryder System, Inc.	BCLY	(3.540)%	03/20/2013	3.295%	10,000	(98)	0	(98)
Ryder System, Inc.	BOA	(1.490)%	09/20/2015	3.026%	10,000	793	0	793
Ryder System, Inc.	BOA	(1.730)%	09/20/2015	3.026%	11,000	734	0	734
Ryder System, Inc.	CITI	(3.060)%	03/20/2013	3.295%	8,690	62	0	62
Ryder System, Inc.	DUB	(1.320)%	12/20/2016	2.880%	10,000	922	883	39
Ryder System, Inc.	GSC	(1.700)%	09/20/2015	3.026%	7,000	478	0	478
Ryder System, Inc.	GSC	(1.050)%	12/20/2016	2.880%	7,700	834	806	28
Ryder System, Inc.	GSC	(1.960)%	12/20/2016	2.880%	7,300	394	0	394
Ryder System, Inc.	JPM	(0.270)%	06/20/2011	3.369%	5,300	342	0	342
SCA Finans AB	DUB	(0.810)%	09/20/2015	1.591%	5,250	226	664	(438)
Seagate Technology HDD Holdings	JPM	(2.250)%	12/20/2011	13.299%	11,100	2,442	735	1,707
Sealed Air Corp.	BCLY	(0.200)%	06/20/2009	2.790%	10,500	61	0	61
Sealed Air Corp.	BOA	(1.060)%	09/20/2013	2.800%	9,250	630	517	113
Sempra Energy	DUB	(1.250)%	03/20/2019	1.132%	15,000	(151)	0	(151)
Simon Property Group LP	GSC	(1.470)%	12/20/2016	5.924%	8,400	1,863	1,023	840
Simon Property Group LP	GSC	(3.010)%	12/20/2016	5.924%	11,600	1,675	0	1,675
Simon Property Group LP	JPM	(0.180)%	06/20/2010	6.619%	8,000	592	0	592
Simon Property Group LP	MSC	(1.120)%	06/20/2016	6.005%	10,000	2,337	1,361	976
Simon Property Group LP	MSC	(0.885)%	06/20/2018	5.736%	2,000	536	268	268
Simon Property Group LP	RBS	(0.220)%	09/20/2011	6.546%	5,100	695	0	695
Simon Property Group LP	RBS	(1.060)%	03/20/2017	5.889%	8,000	1,962	1,135	827
Spectra Energy Capital LLC	DUB	(1.200)%	06/20/2018	1.000%	1,200	(20)	52	(72)
Spectra Energy Capital LLC	MSC	(1.150)%	06/20/2018	1.000%	2,500	(30)	120	(150)
Spectra Energy Capital LLC	RBS	(2.000)%	03/20/2014	0.999%	24,000	(1,131)	0	(1,131)
Sprint Capital Corp.	BCLY	(3.630)%	03/20/2012	7.416%	11,000	1,012	0	1,012
Staples, Inc.	BOA	(3.750)%	03/20/2014	2.148%	18,000	(1,299)	0	(1,299)
Tate & Lyle International Finance PLC	BCLY	(1.250)%	12/20/2014	1.884%	12,000	374	0	374
Telecom Italia Capital S.A.	GSC	(1.550)%	06/20/2018	3.119%	15,000	1,549	1,566	(17)
Temple-Inland, Inc.	BNP	(6.670)%	03/20/2018	4.428%	7,430	(998)	0	(998)
Tesco PLC	CITI	(0.750)%	12/20/2017	1.267%	12,000	448	0	448
Time Warner, Inc.	CSFB	(1.450)%	03/20/2013	1.108%	12,000	(161)	0	(161)
Time Warner, Inc.	DUB	(2.150)%	06/20/2019	2.170%	15,000	16	0	16
Time Warner, Inc.	GSC	(2.250)%	06/20/2019	2.170%	10,000	(66)	0	(66)
Time Warner, Inc.	RBS	(0.700)%	12/20/2016	1.044%	12,000	275	0	275
Toll Brothers Finance Corp.	DUB	(1.390)%	09/20/2013	1.823%	9,800	164	0	164
Transocean, Inc.	GSC	(1.820)%	03/20/2018	1.600%	2,100	(35)	0	(35)
Tyco Electronics Group S.A.	DUB	(0.950)%	12/20/2017	3.565%	7,500	1,216	494	722
Tyco Electronics Group S.A.	GSC	(1.530)%	12/20/2012	3.902%	6,500	496	0	496
Tyson Foods, Inc.	RBS	(3.200)%	12/20/2011	2.514%	25,000	(468)	0	(468)
Tyson Foods, Inc.	RBS	(3.250)%	06/20/2016	2.580%	19,000	(762)	0	(762)
UBS Warburg LLC	GSC	(2.010)%	06/20/2018	2.240%	10,000	154	0	154
UBS Warburg LLC	MSC	(0.505)%	12/20/2017	2.240%	29,600	3,494	1,498	1,996
Union Pacific Corp.	BOA	(1.050)%	03/20/2019	0.889%	30,000	(417)	0	(417)
Union Pacific Corp.	CITI	(1.050)%	03/20/2019	0.889%	10,000	(139)	0	(139)
Universal Health Services, Inc.	BOA	(0.787)%	06/20/2016	1.500%	2,575	114	129	(15)
Universal Health Services, Inc.	BOA	(1.250)%	06/20/2016	1.500%	8,000	121	303	(182)
Universal Health Services, Inc.	BOA	(1.610)%	06/20/2016	1.500%	7,000	(52)	50	(102)
UST, Inc.	BCLY	(0.700)%	03/20/2018	0.487%	24,000	(411)	0	(411)
Valero Energy Corp.	CSFB	(2.650)%	03/20/2019	2.050%	15,000	(711)	0	(711)
Verizon Communications, Inc.	CITI	(1.500)%	06/20/2017	1.045%	1,300	(43)	0	(43)
Viacom, Inc.	DUB	(1.150)%	06/20/2016	2.525%	5,000	398	394	4
Viacom, Inc.	MSC	(0.640)%	06/20/2011	2.829%	5,200	239	0	239
Viacom, Inc.	UBS	(0.470)%	06/20/2011	2.829%	10,000	496	323	173
Vivendi	BCLY	(1.510)%	06/20/2018	1.416%	20,000	(158)	0	(158)

Vivendi	BOA	(1.200)%	06/20/2013	1.674%	10,000	179	102	77
Vivendi	BOA	(1.280)%	06/20/2013	1.674%	30,000	443	204	239
Vivendi	CSFB	(1.465)%	06/20/2018	1.416%	8,000	(36)	12	(48)
Vivendi	CSFB	(1.540)%	06/20/2018	1.416%	4,700	(48)	7	(55)
Vivendi	RBS	(1.500)%	06/20/2018	1.416%	20,000	(143)	29	(172)
VTB Capital S.A.	BCLY	(2.150)%	05/20/2013	10.418%	15,000	3,705	6,476	(2,771)
Wachovia Corp.	DUB	(1.450)%	12/20/2009	4.014%	25,000	445	0	445
Waste Management, Inc.	BOA	(1.460)%	03/20/2014	1.274%	7,650	(69)	(127)	58
Waste Management, Inc.	CITI	(1.300)%	03/20/2019	1.343%	12,000	25	0	25
Weatherford International Ltd.	BCLY	(0.790)%	06/20/2012	3.045%	16,500	1,093	587	506
WellPoint, Inc.	BCLY	(1.560)%	03/20/2012	2.691%	10,800	331	0	331
WellPoint, Inc.	RBS	(0.165)%	03/20/2011	2.660%	11,000	517	0	517
Wells Fargo & Co.	DUB	(1.350)%	06/20/2009	4.002%	25,000	139	0	139
Wells Fargo & Co.	DUB	(1.300)%	12/20/2009	1.300%	42,100	721	0	721
Wells Fargo & Co.	DUB	(1.400)%	12/20/2009	1.400%	20,000	328	0	328
Wesfarmers Ltd.	BCLY	(2.235)%	06/20/2013	2.358%	25,000	97	373	(276)
Wesfarmers Ltd.	GSC	(2.510)%	06/20/2013	2.358%	23,200	(156)	0	(156)
Whirlpool Corp.	BOA	(0.960)%	03/20/2013	5.095%	9,000	1,223	290	933
Whirlpool Corp.	BOA	(2.980)%	09/20/2016	4.252%	11,000	729	0	729
Whirlpool Corp.	JPM	(0.360)%	06/20/2011	5.203%	12,500	1,220	0	1,220
Whirlpool Corp.	MSC	(2.970)%	06/20/2016	4.287%	5,000	335	0	335
Williams Cos., Inc.	DUB	(0.830)%	03/20/2012	2.286%	10,000	403	624	(221)
Williams Cos., Inc.	DUB	(2.300)%	03/20/2019	2.256%	5,000	(28)	0	(28)
Williams Cos., Inc.	JPM	(2.450)%	03/20/2019	2.256%	5,000	(85)	0	(85)
Wyeth	MSC	(0.150)%	03/20/2013	0.573%	10,000	161	0	161
XL Capital Finance Europe PLC	BCLY	(0.310)%	03/20/2012	9.586%	10,600	2,249	0	2,249
XL Capital Ltd.	CSFB	(1.410)%	09/20/2014	8.144%	1,600	385	435	(50)
Xstrata Finance Canada Ltd.	JPM	(0.290)%	12/20/2011	9.056%	11,250	2,145	0	2,145

						$265,456	$72,496	$192,960

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection(2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2009(3)	Notional Amount(4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	CITI	4.300%	12/20/2013	6.375%	$18,000	$(1,283)	$0	$(1,283)
American International Group, Inc.	BCLY	1.800%	03/20/2013	22.909%	3,700	(1,592)	0	(1,592)
American International Group, Inc.	BCLY	1.815%	03/20/2013	22.909%	9,150	(3,933)	0	(3,933)
American International Group, Inc.	BCLY	1.130%	06/20/2013	22.388%	9,100	(4,092)	0	(4,092)
American International Group, Inc.	BCLY	6.500%	12/20/2013	21.481%	20,000	(6,727)	0	(6,727)
American International Group, Inc.	BOA	0.195%	03/20/2010	34.847%	5,000	(1,350)	0	(1,350)
American International Group, Inc.	CITI	6.550%	12/20/2013	21.481%	25,000	(8,380)	0	(8,380)
American International Group, Inc.	CSFB	1.810%	03/20/2013	22.909%	10,000	(4,300)	0	(4,300)
American International Group, Inc.	CSFB	2.270%	03/20/2013	22.909%	5,000	(2,102)	0	(2,102)
American International Group, Inc.	DUB	1.900%	06/20/2009	34.847%	17,000	(1,208)	0	(1,208)
American International Group, Inc.	DUB	1.730%	03/20/2013	22.909%	2,700	(1,165)	0	(1,165)
American International Group, Inc.	DUB	1.790%	03/20/2013	22.909%	2,700	(1,162)	0	(1,162)
American International Group, Inc.	DUB	1.800%	03/20/2013	22.909%	5,000	(2,151)	0	(2,151)
American International Group, Inc.	DUB	1.820%	03/20/2013	22.909%	1,300	(559)	0	(559)
American International Group, Inc.	DUB	2.020%	03/20/2013	22.909%	6,000	(2,554)	0	(2,554)
American International Group, Inc.	DUB	1.120%	06/20/2013	22.388%	10,700	(4,814)	0	(4,814)
American International Group, Inc.	DUB	1.130%	06/20/2013	22.388%	200	(90)	0	(90)
American International Group, Inc.	GSC	1.800%	03/20/2013	22.909%	100	(43)	0	(43)
American International Group, Inc.	GSC	1.150%	06/20/2013	22.388%	10,000	(4,493)	0	(4,493)
American International Group, Inc.	GSC	1.650%	06/20/2013	22.388%	17,000	(7,454)	0	(7,454)
American International Group, Inc.	UBS	2.250%	03/20/2013	22.909%	5,500	(2,314)	0	(2,314)
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	3.793%	20,000	(2,094)	0	(2,094)
Brazil Government International Bond	BCLY	0.980%	01/20/2012	2.701%	15,000	(659)	0	(659)
Brazil Government International Bond	BCLY	1.620%	03/20/2013	2.994%	20,900	(1,030)	0	(1,030)
Brazil Government International Bond	CSFB	2.090%	05/20/2016	3.377%	10,000	(671)	0	(671)
Brazil Government International Bond	DUB	0.980%	01/20/2012	2.701%	7,500	(329)	0	(329)
Brazil Government International Bond	MLP	1.710%	05/20/2013	3.040%	15,000	(656)	0	(656)
Brazil Government International Bond	MLP	1.950%	04/20/2016	3.373%	300	(22)	0	(22)
Brazil Government International Bond	MSC	1.140%	11/20/2011	2.654%	50,000	(1,699)	0	(1,699)
Brazil Government International Bond	MSC	1.660%	03/20/2013	2.994%	47,000	(2,248)	0	(2,248)
Brazil Government International Bond	MSC	1.520%	01/20/2017	3.411%	6,000	(685)	0	(685)

California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	3.100%	25,000	(2,844)	0	(2,844)
Chrysler Financial	DUB	5.050%	09/20/2012	31.500%	6,000	(2,724)	0	(2,724)
CIT Group, Inc.	BNP	7.600%	03/20/2010	20.628%	10,000	(1,072)	0	(1,072)
CIT Group, Inc.	CITI	5.000%	12/20/2013	11.765%	5,200	(1,017)	(1,326)	309
CIT Group, Inc.	DUB	7.550%	03/20/2010	20.628%	15,000	(1,615)	0	(1,615)
CIT Group, Inc.	DUB	5.000%	12/20/2013	11.765%	15,000	(2,933)	(3,750)	817
CIT Group, Inc.	GSC	5.000%	03/20/2014	11.616%	10,000	(1,979)	(800)	(1,179)
CIT Group, Inc.	JPM	5.000%	06/20/2009	20.627%	10,000	(329)	(1,200)	871
CIT Group, Inc.	JPM	7.300%	03/20/2010	20.628%	25,000	(2,746)	0	(2,746)
CIT Group, Inc.	JPM	7.350%	03/20/2010	20.628%	10,000	(1,094)	0	(1,094)
CIT Group, Inc.	MLP	5.000%	12/20/2013	11.765%	10,000	(1,955)	(2,200)	245
CIT Group, Inc.	MLP	5.000%	03/20/2014	11.616%	5,000	(989)	(425)	(564)
CIT Group, Inc.	RBS	7.300%	03/20/2010	20.628%	25,000	(2,746)	0	(2,746)
CIT Group, Inc.	RBS	7.350%	03/20/2010	20.628%	15,000	(1,641)	0	(1,641)
Countrywide Home Loans, Inc.	RBS	5.150%	06/20/2010	5.088%	3,000	8	0	8
El Paso Corp.	CITI	5.000%	06/20/2012	7.057%	3,900	(206)	(193)	(13)
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	2.170%	10,000	(908)	0	(908)
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	13.959%	10,000	(2,427)	0	(2,427)
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	13.959%	4,100	(824)	0	(824)
Ford Motor Credit Co. LLC	BNP	4.450%	06/20/2011	15.400%	10,000	(1,906)	0	(1,906)
Ford Motor Credit Co. LLC	CITI	5.000%	06/20/2009	20.143%	25,000	(801)	(1,142)	341
Ford Motor Credit Co. LLC	CITI	5.800%	09/20/2012	13.959%	10,000	(2,010)	0	(2,010)
Ford Motor Credit Co. LLC	DUB	4.760%	06/20/2011	15.400%	10,000	(1,850)	0	(1,850)
Ford Motor Credit Co. LLC	DUB	4.770%	06/20/2011	15.400%	10,000	(1,849)	0	(1,849)
Ford Motor Credit Co. LLC	DUB	4.830%	06/20/2011	15.400%	10,000	(1,838)	0	(1,838)
Ford Motor Credit Co. LLC	DUB	4.920%	06/20/2011	15.400%	10,000	(1,822)	0	(1,822)
Ford Motor Credit Co. LLC	DUB	5.020%	06/20/2011	15.400%	10,000	(1,804)	0	(1,804)
Ford Motor Credit Co. LLC	DUB	4.620%	09/20/2011	14.992%	25,000	(4,924)	0	(4,924)
Ford Motor Credit Co. LLC	DUB	3.850%	09/20/2012	13.959%	10,000	(2,503)	0	(2,503)
Ford Motor Credit Co. LLC	DUB	5.650%	09/20/2012	13.959%	3,500	(717)	0	(717)
Ford Motor Credit Co. LLC	DUB	5.750%	09/20/2012	13.959%	10,000	(2,023)	0	(2,023)
Ford Motor Credit Co. LLC	DUB	5.850%	09/20/2012	13.959%	10,000	(1,998)	0	(1,998)
Ford Motor Credit Co. LLC	GSC	5.050%	06/20/2011	15.400%	10,000	(1,798)	0	(1,798)
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	13.959%	5,800	(1,452)	0	(1,452)
Ford Motor Credit Co. LLC	GSC	5.700%	09/20/2012	13.959%	10,000	(2,036)	0	(2,036)
Ford Motor Credit Co. LLC	GSC	5.850%	09/20/2012	13.959%	12,800	(2,557)	0	(2,557)
Ford Motor Credit Co. LLC	JPM	4.150%	06/20/2010	18.621%	10,000	(1,518)	0	(1,518)
Ford Motor Credit Co. LLC	JPM	4.600%	06/20/2011	15.400%	15,000	(2,819)	0	(2,819)
Ford Motor Credit Co. LLC	JPM	5.320%	06/20/2011	15.400%	10,000	(1,750)	0	(1,750)
Ford Motor Credit Co. LLC	JPM	5.620%	09/20/2012	13.959%	10,000	(2,056)	0	(2,056)
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	13.959%	8,000	(1,618)	0	(1,618)
Ford Motor Credit Co. LLC	MLP	5.000%	06/20/2009	20.143%	3,200	(103)	(144)	41
Ford Motor Credit Co. LLC	MLP	6.400%	06/20/2009	20.143%	3,400	(97)	0	(97)
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	13.959%	5,100	(1,048)	0	(1,048)
Ford Motor Credit Co. LLC	MSC	4.750%	03/20/2011	15.910%	10,000	(1,758)	0	(1,758)
Ford Motor Credit Co. LLC	MSC	4.500%	06/20/2011	15.400%	20,000	(3,794)	0	(3,794)
Ford Motor Credit Co. LLC	UBS	5.350%	12/20/2010	16.550%	10,000	(1,572)	0	(1,572)
Ford Motor Credit Co. LLC	UBS	4.750%	03/20/2011	15.910%	5,000	(879)	0	(879)
Ford Motor Credit Co. LLC	UBS	4.470%	06/20/2011	15.400%	25,000	(4,756)	0	(4,756)
Ford Motor Credit Co. LLC	UBS	4.800%	06/20/2011	15.400%	25,000	(4,608)	0	(4,608)
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	9.761%	6,500	(649)	0	(649)
General Electric Capital Corp.	BCLY	0.850%	06/20/2010	9.761%	17,500	(1,730)	0	(1,730)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	9.554%	52,100	(5,817)	0	(5,817)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	9.395%	7,200	(914)	0	(914)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	9.275%	32,500	(4,743)	0	(4,743)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	7.906%	33,800	(6,929)	0	(6,929)
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	7.751%	50,000	(10,130)	0	(10,130)
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	7.751%	25,000	(4,562)	0	(4,562)
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	7.632%	40,000	(7,877)	0	(7,877)
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	7.440%	25,000	(2,824)	0	(2,824)
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	7.440%	30,000	(2,621)	0	(2,621)
General Electric Capital Corp.	BNP	1.100%	12/20/2009	10.020%	1,300	(79)	0	(79)
General Electric Capital Corp.	BNP	0.940%	12/20/2010	9.395%	22,800	(2,892)	0	(2,892)
General Electric Capital Corp.	BNP	0.800%	06/20/2011	9.036%	10,000	(1,534)	0	(1,534)
General Electric Capital Corp.	BNP	4.700%	12/20/2013	7.440%	7,300	(663)	0	(663)
General Electric Capital Corp.	BOA	0.192%	03/20/2010	10.026%	50,000	(4,450)	0	(4,450)

General Electric Capital Corp.	BOA	0.800%	06/20/2010	9.761%	25,000	(2,486)	0	(2,486)
General Electric Capital Corp.	CITI	1.050%	03/20/2010	10.026%	5,400	(437)	0	(437)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	10.026%	14,800	(1,191)	0	(1,191)
General Electric Capital Corp.	CITI	1.150%	03/20/2010	10.026%	9,000	(720)	0	(720)
General Electric Capital Corp.	CITI	1.100%	06/20/2010	9.761%	26,400	(2,534)	0	(2,534)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	9.395%	8,600	(1,067)	0	(1,067)
General Electric Capital Corp.	CITI	4.000%	12/20/2013	7.440%	17,300	(1,984)	0	(1,984)
General Electric Capital Corp.	CITI	4.325%	12/20/2013	7.440%	57,300	(5,935)	0	(5,935)
General Electric Capital Corp.	CITI	4.800%	12/20/2013	7.440%	50,000	(4,369)	0	(4,369)
General Electric Capital Corp.	CITI	4.875%	12/20/2013	7.440%	46,900	(4,176)	0	(4,176)
General Electric Capital Corp.	CITI	3.800%	03/20/2014	7.360%	30,000	(3,698)	0	(3,698)
General Electric Capital Corp.	CITI	3.820%	03/20/2014	7.360%	50,000	(6,128)	0	(6,128)
General Electric Capital Corp.	CITI	3.850%	03/20/2014	7.360%	25,900	(3,147)	0	(3,147)
General Electric Capital Corp.	CITI	3.950%	03/20/2014	7.360%	15,000	(1,769)	0	(1,769)
General Electric Capital Corp.	CITI	4.000%	03/20/2014	7.360%	50,000	(5,809)	0	(5,809)
General Electric Capital Corp.	DUB	0.750%	06/20/2009	9.990%	50,000	(1,029)	0	(1,029)
General Electric Capital Corp.	DUB	0.800%	06/20/2010	9.761%	20,200	(2,009)	0	(2,009)
General Electric Capital Corp.	DUB	1.020%	06/20/2010	9.761%	26,400	(2,558)	0	(2,558)
General Electric Capital Corp.	DUB	1.070%	09/20/2010	9.554%	21,900	(2,430)	0	(2,430)
General Electric Capital Corp.	DUB	0.950%	12/20/2010	9.395%	10,400	(1,318)	0	(1,318)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	8.826%	900	(134)	0	(134)
General Electric Capital Corp.	DUB	4.300%	12/20/2013	7.440%	24,700	(2,579)	0	(2,579)
General Electric Capital Corp.	DUB	4.800%	12/20/2013	7.440%	20,000	(1,748)	0	(1,748)
General Electric Capital Corp.	DUB	4.900%	12/20/2013	7.440%	34,100	(2,863)	0	(2,863)
General Electric Capital Corp.	DUB	4.000%	03/20/2014	7.360%	10,000	(1,162)	0	(1,162)
General Electric Capital Corp.	DUB	4.050%	03/20/2014	7.360%	25,000	(2,860)	0	(2,860)
General Electric Capital Corp.	GSC	0.750%	06/20/2009	9.990%	75,000	(1,544)	0	(1,544)
General Electric Capital Corp.	GSC	0.900%	12/20/2010	9.395%	6,400	(816)	0	(816)
General Electric Capital Corp.	GSC	8.000%	03/20/2011	9.275%	2,900	(41)	0	(41)
General Electric Capital Corp.	GSC	0.960%	06/20/2011	9.036%	14,000	(2,105)	0	(2,105)
General Electric Capital Corp.	GSC	1.280%	06/20/2013	7.632%	10,000	(1,969)	0	(1,969)
General Electric Capital Corp.	JPM	0.280%	03/20/2016	6.745%	10,000	(2,848)	0	(2,848)
General Electric Capital Corp.	MLP	1.100%	12/20/2009	10.020%	23,000	(1,405)	0	(1,405)
General Electric Capital Corp.	MLP	0.800%	06/20/2010	9.761%	15,000	(1,492)	0	(1,492)
General Electric Capital Corp.	RBS	1.100%	06/20/2009	9.990%	19,760	(389)	0	(389)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	10.009%	200	(8)	0	(8)
General Electric Capital Corp.	UBS	1.000%	06/20/2009	9.990%	10,000	(199)	0	(199)
General Motors Corp.	BCLY	4.850%	12/20/2012	104.456%	18,200	(14,817)	0	(14,817)
General Motors Corp.	BCLY	5.070%	12/20/2012	104.456%	10,000	(8,123)	0	(8,123)
General Motors Corp.	BCLY	5.000%	06/20/2013	100.472%	5,000	(4,097)	(962)	(3,135)
General Motors Corp.	BNP	4.800%	12/20/2012	104.456%	7,200	(5,865)	0	(5,865)
General Motors Corp.	BOA	4.500%	12/20/2012	104.456%	30,300	(24,759)	0	(24,759)
General Motors Corp.	BOA	5.150%	12/20/2012	104.456%	15,000	(12,174)	0	(12,174)
General Motors Corp.	BOA	5.500%	12/20/2012	104.456%	10,000	(8,086)	0	(8,086)
General Motors Corp.	BOA	5.550%	12/20/2012	104.456%	15,000	(12,122)	0	(12,122)
General Motors Corp.	BOA	6.450%	12/20/2012	104.456%	10,000	(8,005)	0	(8,005)
General Motors Corp.	BOA	7.750%	03/20/2013	102.374%	10,000	(7,921)	0	(7,921)
General Motors Corp.	BOA	7.880%	03/20/2013	102.374%	10,000	(7,910)	0	(7,910)
General Motors Corp.	BOA	8.220%	03/20/2013	102.374%	25,000	(19,700)	0	(19,700)
General Motors Corp.	BOA	8.850%	03/20/2013	102.374%	25,000	(19,562)	0	(19,562)
General Motors Corp.	BOA	5.000%	06/20/2013	100.472%	20,200	(16,553)	(3,737)	(12,816)
General Motors Corp.	CITI	4.600%	12/20/2012	104.456%	6,400	(5,224)	0	(5,224)
General Motors Corp.	CITI	4.630%	12/20/2012	104.456%	7,700	(6,283)	0	(6,283)
General Motors Corp.	CITI	4.950%	12/20/2012	104.456%	15,000	(12,199)	0	(12,199)
General Motors Corp.	CITI	5.250%	12/20/2012	104.456%	10,000	(8,107)	0	(8,107)
General Motors Corp.	CITI	5.450%	12/20/2012	104.456%	10,000	(8,090)	0	(8,090)
General Motors Corp.	CITI	5.900%	12/20/2012	104.456%	25,000	(20,129)	0	(20,129)
General Motors Corp.	CITI	8.300%	03/20/2013	102.374%	10,000	(7,873)	0	(7,873)
General Motors Corp.	CITI	9.100%	03/20/2013	102.374%	10,000	(7,803)	0	(7,803)
General Motors Corp.	CITI	5.000%	06/20/2013	100.472%	40,000	(32,777)	(7,450)	(25,327)
General Motors Corp.	CSFB	5.000%	03/20/2013	102.374%	5,000	(4,081)	(1,050)	(3,031)
General Motors Corp.	DUB	4.500%	12/20/2012	104.456%	6,400	(5,230)	0	(5,230)
General Motors Corp.	DUB	4.600%	12/20/2012	104.456%	14,600	(11,918)	0	(11,918)
General Motors Corp.	DUB	5.010%	12/20/2012	104.456%	10,000	(8,128)	0	(8,128)
General Motors Corp.	DUB	5.150%	12/20/2012	104.456%	15,000	(12,174)	0	(12,174)
General Motors Corp.	DUB	5.450%	12/20/2012	104.456%	25,000	(20,225)	0	(20,225)

General Motors Corp.	DUB	5.500%	12/20/2012	104.456%	10,000	(8,086)	0	(8,086)
General Motors Corp.	DUB	6.550%	12/20/2012	104.456%	15,000	(11,994)	0	(11,994)
General Motors Corp.	DUB	6.660%	12/20/2012	104.456%	10,000	(7,987)	0	(7,987)
General Motors Corp.	DUB	5.000%	03/20/2013	102.374%	30,000	(24,486)	(6,375)	(18,111)
General Motors Corp.	DUB	8.450%	03/20/2013	102.374%	25,000	(19,650)	0	(19,650)
General Motors Corp.	DUB	9.100%	03/20/2013	102.374%	10,000	(7,803)	0	(7,803)
General Motors Corp.	DUB	5.000%	06/20/2013	100.472%	36,700	(30,074)	(6,348)	(23,726)
General Motors Corp.	GSC	4.860%	12/20/2012	104.456%	15,000	(12,211)	0	(12,211)
General Motors Corp.	GSC	5.000%	12/20/2012	104.456%	10,000	(8,129)	0	(8,129)
General Motors Corp.	GSC	5.150%	12/20/2012	104.456%	4,400	(3,571)	0	(3,571)
General Motors Corp.	GSC	5.250%	12/20/2012	104.456%	20,000	(16,214)	0	(16,214)
General Motors Corp.	GSC	6.450%	12/20/2012	104.456%	5,000	(4,002)	0	(4,002)
General Motors Corp.	GSC	6.820%	12/20/2012	104.456%	25,000	(19,932)	0	(19,932)
General Motors Corp.	GSC	7.700%	03/20/2013	102.374%	30,000	(23,777)	0	(23,777)
General Motors Corp.	GSC	7.920%	03/20/2013	102.374%	10,000	(7,906)	0	(7,906)
General Motors Corp.	GSC	9.100%	03/20/2013	102.374%	4,900	(3,823)	0	(3,823)
General Motors Corp.	GSC	5.000%	06/20/2013	100.472%	35,000	(28,680)	(6,406)	(22,274)
General Motors Corp.	GSC	5.000%	12/20/2013	97.252%	5,000	(4,126)	(3,400)	(726)
General Motors Corp.	JPM	4.550%	12/20/2012	104.456%	7,000	(5,717)	0	(5,717)
General Motors Corp.	JPM	5.150%	12/20/2012	104.456%	10,000	(8,116)	0	(8,116)
General Motors Corp.	MLP	5.000%	12/20/2009	164.224%	10,000	(6,602)	(5,100)	(1,502)
General Motors Corp.	MLP	4.880%	12/20/2012	104.456%	14,100	(11,476)	0	(11,476)
General Motors Corp.	MLP	6.650%	12/20/2012	104.456%	9,400	(7,508)	0	(7,508)
General Motors Corp.	MLP	5.000%	09/20/2013	98.768%	3,300	(2,714)	(1,237)	(1,477)
General Motors Corp.	MSC	4.630%	12/20/2012	104.456%	7,600	(6,202)	0	(6,202)
General Motors Corp.	MSC	5.000%	06/20/2013	100.472%	5,000	(4,097)	(912)	(3,185)
General Motors Corp.	RBS	5.000%	12/20/2012	104.456%	10,000	(8,129)	0	(8,129)
General Motors Corp.	RBS	8.000%	03/20/2013	102.374%	10,000	(7,899)	0	(7,899)
General Motors Corp.	RBS	5.000%	06/20/2013	100.472%	5,000	(4,097)	(850)	(3,247)
General Motors Corp.	UBS	4.900%	12/20/2012	104.456%	34,900	(28,399)	0	(28,399)
General Motors Corp.	UBS	4.950%	12/20/2012	104.456%	10,000	(8,133)	0	(8,133)
General Motors Corp.	UBS	5.250%	12/20/2012	104.456%	10,000	(8,107)	0	(8,107)
GMAC LLC	DUB	4.000%	09/20/2012	18.913%	10,000	(3,325)	0	(3,325)
GMAC LLC	GSC	3.600%	09/20/2009	27.916%	50,000	(5,326)	0	(5,326)
GMAC LLC	GSC	3.950%	09/20/2009	27.916%	25,000	(2,621)	0	(2,621)
GMAC LLC	JPM	3.750%	09/20/2012	18.913%	12,000	(4,058)	0	(4,058)
GMAC LLC	MLP	5.000%	06/20/2009	27.915%	7,800	(382)	(488)	106
GMAC LLC	MSC	5.000%	06/20/2009	27.915%	2,500	(122)	(244)	122
GMAC LLC	UBS	3.600%	09/20/2009	27.916%	25,000	(2,663)	0	(2,663)
HSBC Finance Corp.	RBS	1.800%	03/20/2010	15.297%	16,700	(1,948)	0	(1,948)
Indonesia Government International Bond	RBS	0.450%	06/20/2009	3.862%	32,000	(244)	0	(244)
Indonesia Government International Bond	RBS	1.310%	12/20/2011	5.949%	44,300	(4,984)	0	(4,984)
Indonesia Government International Bond	RBS	1.330%	12/20/2011	5.949%	50,000	(5,601)	0	(5,601)
Indonesia Government International Bond	RBS	1.085%	03/20/2012	5.950%	24,270	(3,091)	0	(3,091)
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	2.101%	10,000	(419)	0	(419)
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	2.101%	9,000	(400)	0	(400)
JSC Gazprom	HSBC	0.360%	05/20/2009	8.794%	18,000	(185)	0	(185)
JSC Gazprom	JPM	1.150%	07/20/2009	8.867%	25,000	(525)	0	(525)
JSC Gazprom	JPM	1.550%	09/20/2009	8.987%	50,000	(1,710)	0	(1,710)
JSC Gazprom	JPM	0.970%	10/20/2012	7.735%	45,400	(8,644)	0	(8,644)
JSC Gazprom	JPM	1.020%	10/20/2012	7.735%	45,400	(8,569)	0	(8,569)
JSC Gazprom	JPM	2.170%	02/20/2013	7.513%	58,600	(9,550)	0	(9,550)
JSC Gazprom	JPM	2.180%	02/20/2013	7.513%	49,900	(8,116)	0	(8,116)
JSC Gazprom	MSC	0.870%	11/20/2011	8.392%	50,000	(8,304)	0	(8,304)
JSC Gazprom	MSC	2.180%	02/20/2013	7.513%	29,600	(4,814)	0	(4,814)
Mexico Government International Bond	HSBC	0.180%	05/20/2009	1.574%	15,000	(19)	0	(19)
Mexico Government International Bond	JPM	0.920%	03/20/2016	3.939%	6,950	(1,160)	0	(1,160)
Morgan Stanley	BCLY	2.100%	06/20/2009	5.250%	25,000	(160)	0	(160)
Morgan Stanley	DUB	2.150%	06/20/2009	5.250%	21,200	(133)	0	(133)
Morgan Stanley	DUB	1.862%	06/20/2010	4.973%	20,000	(712)	0	(712)
Morgan Stanley	RBS	1.850%	06/20/2010	4.973%	6,100	(218)	0	(218)
Panama Government International Bond	CSFB	1.200%	02/20/2017	4.145%	14,400	(2,535)	0	(2,535)
Panama Government International Bond	DUB	1.170%	04/20/2017	4.153%	20,000	(3,535)	0	(3,535)
Panama Government International Bond	HSBC	0.760%	01/20/2012	3.501%	4,600	(324)	0	(324)
Panama Government International Bond	JPM	0.730%	01/20/2012	3.501%	12,600	(897)	0	(897)
Panama Government International Bond	JPM	1.250%	01/20/2017	4.141%	2,800	(477)	0	(477)

Panama Government International Bond	JPM	1.230%	02/20/2017	4.145%	10,000	(1,742)	0	(1,742)
Panama Government International Bond	MSC	0.750%	01/20/2012	3.501%	44,400	(3,135)	0	(3,135)
Pemex Project Funding Master Trust	HSBC	0.250%	05/20/2009	1.728%	19,000	(21)	0	(21)
Prudential Financial, Inc.	GSC	2.250%	03/20/2013	10.746%	10,000	(2,305)	0	(2,305)
Qwest Capital Funding, Inc.	BOA	4.750%	09/20/2010	6.438%	5,000	(107)	0	(107)
Qwest Capital Funding, Inc.	CSFB	4.160%	09/20/2010	6.438%	3,000	(89)	0	(89)
Qwest Capital Funding, Inc.	CSFB	4.170%	09/20/2010	6.438%	5,000	(148)	0	(148)
Qwest Capital Funding, Inc.	CSFB	4.650%	09/20/2010	6.438%	2,000	(46)	0	(46)
Qwest Capital Funding, Inc.	GSC	4.170%	09/20/2010	6.438%	5,000	(148)	0	(148)
Republic of Korea Government Bond	JPM	3.800%	12/20/2009	3.438%	3,000	12	0	12
Residential Capital LLC	MLP	1.130%	06/20/2009	62.403%	25,000	(3,267)	0	(3,267)
Russia Government International Bond	BCLY	0.275%	05/20/2009	4.947%	17,000	(92)	0	(92)
Russia Government International Bond	JPM	0.800%	03/20/2016	4.645%	22,400	(4,580)	0	(4,580)
Russia Government International Bond	MSC	0.780%	03/20/2016	4.645%	22,400	(4,604)	0	(4,604)
SLM Corp.	BCLY	5.100%	06/20/2009	42.887%	500	(39)	0	(39)
SLM Corp.	BNP	4.600%	03/20/2010	42.889%	5,000	(1,343)	0	(1,343)
SLM Corp.	BOA	4.450%	06/20/2009	42.887%	50,000	(4,002)	0	(4,002)
SLM Corp.	BOA	4.350%	06/20/2010	40.182%	50,000	(14,642)	0	(14,642)
SLM Corp.	CITI	5.000%	12/20/2013	25.406%	35,900	(13,261)	(4,909)	(8,352)
SLM Corp.	DUB	4.910%	06/20/2009	42.887%	20,200	(1,594)	0	(1,594)
SLM Corp.	DUB	4.530%	03/20/2010	42.889%	20,000	(5,382)	0	(5,382)
SLM Corp.	DUB	5.000%	12/20/2013	25.406%	15,000	(5,541)	(1,988)	(3,553)
SLM Corp.	GSC	10.500%	09/20/2009	42.889%	25,000	(3,208)	0	(3,208)
SLM Corp.	GSC	5.000%	03/20/2010	42.889%	4,500	(1,195)	(180)	(1,015)
SLM Corp.	GSC	4.660%	06/20/2010	40.182%	25,000	(7,255)	0	(7,255)
SLM Corp.	MSC	5.000%	06/20/2009	42.887%	7,000	(551)	0	(551)
SLM Corp.	RBS	5.050%	06/20/2009	42.887%	5,000	(393)	0	(393)
SLM Corp.	RBS	4.100%	03/20/2011	35.180%	10,000	(3,444)	0	(3,444)
UBS Warburg LLC	BNP	0.760%	03/20/2013	2.293%	30	(2)	0	(2)
Ukraine Government International Bond	HSBC	0.700%	04/20/2009	71.885%	47,600	(1,689)	0	(1,689)
Ukraine Government International Bond	HSBC	0.520%	05/20/2009	71.947%	31,000	(2,835)	0	(2,835)
Wachovia Corp.	BCLY	2.500%	12/20/2013	2.968%	5,000	(90)	0	(90)
Wachovia Corp.	DUB	1.240%	03/20/2013	3.028%	4,500	(280)	0	(280)
Wachovia Corp.	DUB	2.500%	12/20/2013	2.968%	5,000	(90)	0	(90)
Wells Fargo & Co.	GSC	1.300%	12/20/2009	1.300%	42,100	(704)	(704)	0
Wells Fargo & Co.	GSC	1.400%	12/20/2009	1.400%	20,000	(320)	(320)	0

						$(1,185,019)	$(63,840)	$(1,121,179)

Credit Default Swaps on Credit Indices - Sell Protection(2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount(4)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE AA 06-1 Index	DUB	0.320%	07/25/2045	$25,000	$(20,618)	$(7,375)	$(13,243)
ABX.HE AAA 06-1 Index	CITI	0.180%	07/25/2045	23,627	(8,477)	(2,157)	(6,320)
ABX.HE AAA 06-1 Index	DUB	0.180%	07/25/2045	23,627	(8,501)	(2,126)	(6,375)
ABX.HE AAA 06-2 Index	CSFB	0.110%	05/25/2046	14,661	(6,669)	(5,571)	(1,098)
ABX.HE AAA 06-2 Index	MSC	0.110%	05/25/2046	12,936	(5,884)	(4,915)	(969)
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	15,000	(10,536)	(9,675)	(861)
ABX.HE AAA 07-1 Index	JPM	0.090%	08/25/2037	25,000	(17,560)	(16,250)	(1,310)
CDX.HY-8 5-Year Index 25-35%	CITI	1.846%	06/20/2012	35,500	(14,349)	0	(14,349)
CDX.HY-8 5-Year Index 25-35%	CITI	2.144%	06/20/2012	32,300	(12,814)	0	(12,814)
CDX.HY-8 5-Year Index 25-35%	CITI	2.179%	06/20/2012	22,600	(8,946)	0	(8,946)
CDX.HY-8 5-Year Index 25-35%	MLP	1.833%	06/20/2012	51,800	(20,954)	0	(20,954)
CDX.HY-8 5-Year Index 25-35%	MLP	1.847%	06/20/2012	40,400	(16,329)	0	(16,329)
CDX.HY-8 5-Year Index 25-35%	MLP	2.070%	06/20/2012	48,800	(19,451)	0	(19,451)
CDX.HY-8 5-Year Index 25-35%	MLP	2.080%	06/20/2012	31,000	(12,348)	0	(12,348)
CDX.HY-8 5-Year Index 25-35%	MLP	2.127%	06/20/2012	25,200	(10,008)	0	(10,008)
CDX.HY-8 5-Year Index 25-35%	MSC	2.080%	06/20/2012	7,600	(3,027)	0	(3,027)
CDX.HY-8 5-Year Index 25-35%	MSC	2.140%	06/20/2012	65,700	(26,071)	0	(26,071)
CDX.HY-8 5-Year Index 25-35%	MSC	2.170%	06/20/2012	23,800	(9,427)	0	(9,427)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	101,430	(12,517)	0	(12,517)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	127,665	(15,614)	0	(15,614)
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	97,529	(11,891)	0	(11,891)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	(743)	0	(743)
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	(239)	0	(239)

CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	30,000	(620)	0	(620)
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012	33,800	(565)	0	(565)
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	102,700	(1,627)	0	(1,627)
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	213,028	(1,290)	0	(1,290)
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	97,228	(3)	0	(3)
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,894	17	0	17
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,917	3	0	3
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	14,001	6	0	6
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,807	15	0	15
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	165,288	448	0	448
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	243,071	748	0	748
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	14,195	0	0	0
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	22,071	8	0	8
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012	388,914	221	0	221
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	184,734	510	0	510
CDX.IG-9 10-Year Index 30-100%	GSC	0.507%	12/20/2017	243,071	(3,924)	0	(3,924)
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	62,518	(815)	0	(815)
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	145,843	(2,326)	0	(2,326)
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	132,036	(1,669)	0	(1,669)
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	133,203	(842)	0	(842)
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	164,900	(1,499)	0	(1,499)
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013	243,071	(2,223)	0	(2,223)
MCDX 5-Year Index	GSC	0.350%	06/20/2013	130,000	(8,623)	(10,191)	1,568
MCDX.NA-11 5-Year Index	GSC	0.900%	12/20/2013	75,000	(3,701)	(5,164)	1,463

					$(300,724)	$(63,424)	$(237,300)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	65,400	$3,031	$(1)	$3,032
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		50,700	2,703	(69)	2,772
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		58,500	3,119	0	3,119
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY		105,800	2,456	78	2,378
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		266,400	5,432	46	5,386
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		74,030	1,500	0	1,500
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		75,400	1,483	0	1,483
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		74,100	1,549	0	1,549
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		34,200	713	0	713
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		21,200	376	9	367
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	485,600	(492)	0	(492)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		148,200	(46)	0	(46)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MSC		170,000	(52)	0	(52)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		126,400	4	0	4
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		282,200	2,531	(505)	3,036
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		282,400	2,563	(409)	2,972
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		427,800	5,413	442	4,971

Pay	1-Year BRL-CDI	12.860%	01/04/2010	GSC		7,100	96	16	80
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		203,900	2,938	177	2,761
Pay	1-Year BRL-CDI	14.370%	01/04/2010	MLP		193,200	5,663	0	5,663
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		159,000	(1,401)	(2,885)	1,484
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	(96)	0	(96)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	(74)	0	(74)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		99,700	(146)	0	(146)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	1,651	121	1,530
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	277	55	222
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	1,585	175	1,410
Pay	3-Month AUD Bank Bill	7.000%	09/15/2009	CITI	AUD	1,303,500	17,964	1,303	16,661
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS		210,700	6,638	(586)	7,224
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS		227,000	6,237	774	5,463
Pay	3-Month AUD Bank Bill	4.500%	12/15/2011	UBS		907,900	(66)	1,771	(1,837)
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$1,314,000	36,404	(3,528)	39,932
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		1,930,100	53,473	(4,526)	57,999
Pay	3-Month USD-LIBOR	4.000%	12/16/2010	BCLY		122,600	3,112	143	2,969
Pay	3-Month USD-LIBOR	4.000%	12/16/2010	CITI		189,100	4,800	217	4,583
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS		5,769,500	200,567	0	200,567
Pay	3-Month USD-LIBOR	4.000%	12/17/2010	BOA		4,393,900	226,565	30,010	196,555
Pay	3-Month USD-LIBOR	4.000%	12/17/2010	MSC		384,830	19,843	(897)	20,740
Pay	3-Month USD-LIBOR	4.000%	12/17/2010	RBS		176,600	9,106	4,565	4,541
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY		7,419,300	243,816	(72,969)	316,785
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		6,250,800	205,417	(7,886)	213,303
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BCLY		166,400	8,297	6,395	1,902
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		2,066,300	103,030	66,439	36,591
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		2,004,600	99,953	69,869	30,084
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP		1,336,600	66,645	41,189	25,456
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		1,487,600	74,174	51,677	22,497
Pay	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		700	65	66	(1)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		300,700	(81,971)	3,355	(85,326)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		42,900	(11,695)	(429)	(11,266)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		123,700	4,614	(10,558)	15,172
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	DUB		70,400	2,626	(2,477)	5,103
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		167,400	(57,833)	(17,559)	(40,274)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		389,400	(134,530)	6,833	(141,363)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		9,710	(3,355)	312	(3,667)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		544,720	(187,866)	(8,530)	(179,336)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	JPM	AUD	242,000	13,582	1,144	12,438
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS		1,094,600	7,825	5,211	2,614
Pay	6-Month AUD Bank Bill	7.000%	03/20/2013	DUB		201,100	14,600	1,429	13,171
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	257,200	29,535	(3,876)	33,411
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	971,000	11,746	(22,582)	34,328
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		100,500	1,216	(2,378)	3,594
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	GSC		863,700	10,448	(19,715)	30,163
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	HSBC		387,000	4,681	(9,807)	14,488
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	RBS		396,000	4,790	(7,500)	12,290
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	GSC		2,493,700	50,741	(8,799)	59,540
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	MSC		2,500,000	50,869	(5,619)	56,488
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	RBS		626,300	12,744	(1,809)	14,553
Pay	6-Month GBP-LIBOR	5.000%	09/18/2009	GSC		1,675,000	36,109	(20,323)	56,432
Pay	6-Month GBP-LIBOR	6.000%	09/18/2009	MSC		500,000	14,384	3,038	11,346
Pay	6-Month GBP-LIBOR	4.500%	09/20/2009	HSBC		325,000	5,968	(309)	6,277
Pay	6-Month GBP-LIBOR	4.500%	09/20/2009	MLP		154,700	2,841	(130)	2,971
Pay	6-Month GBP-LIBOR	4.500%	09/20/2009	UBS		250,000	4,591	(192)	4,783
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC		188,200	9,680	(1,961)	11,641
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	GSC		300,000	17,770	4,594	13,176
Pay	6-Month GBP-LIBOR	5.000%	06/16/2011	BCLY		1,930	177	17	160
Pay	6-Month GBP-LIBOR	5.100%	09/15/2013	RBS		19,200	2,548	(36)	2,584
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	GSC		23,300	2,948	209	2,739
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC		162,900	20,610	1,649	18,961
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB		107,500	14,219	54	14,165
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	CSFB		80,000	11,921	(91)	12,012
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	GSC		100,300	14,946	(57)	15,003
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	MSC		70,000	10,431	0	10,431
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY	MXN	300,000	677	0	677
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	993	28	965
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		$664,900	(110,155)	(41,943)	(68,212)

							$1,232,241	$22,469	$1,209,772

(o)	Purchased options outstanding on March 31, 2009:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$4,654,700	$49,803	$175,323
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	3,549,800	37,821	133,706
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	998,800	11,187	37,620
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	6,317,700	60,252	237,961
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	2,453,600	26,867	111,593
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	1,570,400	15,096	65,069
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	10,636,900	113,469	400,646
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	2,102,000	22,229	95,601

							$336,724	$1,257,519

(p)	Written options outstanding on March 31, 2009:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$126.000	05/22/2009	2,399	$1,796	$1,648
Call - CBOT U.S. Treasury 10-Year Note June Futures	128.000	05/22/2009	11,278	4,347	2,719
Put - CBOT U.S. Treasury 10-Year Note June Futures	119.000	05/22/2009	5,157	4,836	1,103
Put - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/22/2009	8,520	4,934	5,882
Put - CME 90-Day Eurodollar June Futures	98.500	06/15/2009	10,889	3,426	1,089

				$19,339	$12,441

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Put - OTC 7-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	4.000%	06/15/2009	EUR	108,000	$1,201	$44
Put - OTC 7-Year Interest Rate Swap	CITI	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		17,000	179	1
Put - OTC 7-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Pay	4.300%	06/15/2009		16,000	171	1
Put - OTC 7-Year Interest Rate Swap	MSC	6-Month EUR-LIBOR	Pay	4.000%	06/15/2009		109,000	1,245	45
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		$931,000	7,249	1,498
Put - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.000%	07/27/2009		352,500	1,463	394
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		806,500	3,971	306
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.550%	08/03/2009		1,538,000	7,009	395
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		221,500	1,240	14
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		222,000	903	13
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		145,000	1,522	233
Put - OTC 2-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	2.000%	07/27/2009		297,000	1,203	332
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		36,500	343	59
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.000%	07/27/2009		73,500	298	82
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		322,000	1,741	20
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		322,000	1,811	19
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		564,800	3,844	909
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	07/27/2009		613,500	2,909	686
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.000%	07/27/2009		200,500	862	224
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		248,500	2,355	400
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	1.800%	04/27/2009		76,000	68	5
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.500%	04/27/2009		76,000	388	5
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		339,000	2,407	545
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.400%	08/03/2009		2,523,000	10,055	958

								$54,437	$7,188

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Put - OTC Fannie Mae 5.500% due 05/01/2039	$102.000	04/27/2009	$613,000	$3,724	$28

Transactions in written call and put options for the period ended March 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2008	131,768	$22,801,100	EUR	0	$575,863
Sales	270,807	22,455,200		283,000	554,147
Closing Buys	(60,564)	(34,734,500)		(33,000)	(782,072)
Expirations	(303,768)	0		0	(270,438)
Exercised	0	0		0	0

Balance at 03/31/2009	38,243	$10,521,800	EUR	250,000	$77,500

(q)	Restricted securities as of March 31, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999	6.100%	11/01/2015	12/10/2008	$1,104	$1,135	0.00%
Citigroup Mortgage Loan Trust, Inc.	0.592%	05/25/2037	05/16/2007	20,523	16,005	0.01%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	224	200	0.00%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	1,329	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	83	86	0.00%
San Diego, California Community Facilities District No. 3 Special Tax Bonds, Series 2006	5.600%	09/01/2021	12/10/2008 - 12/11/2008	1,672	1,727	0.00%
United Airlines, Inc.	11.080%	05/27/2024	12/28/2001	0	7	0.00%

				$24,753	$20,489	0.01%

(r)	Short sales outstanding on March 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Ginnie Mae	5.000%	04/01/2039	$800	$829	$829

(s)	Foreign currency contracts outstanding on March 31, 2009:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	101,428	04/2009	$0	$(519)	$(519)
Sell		BCLY	101,428	04/2009	0	(235)	(235)
Buy		HSBC	41,238	04/2009	0	(207)	(207)
Sell		HSBC	41,238	04/2009	0	(86)	(86)
Buy		JPM	360,000	04/2009	0	(1,996)	(1,996)
Sell		JPM	360,000	04/2009	0	(786)	(786)
Buy	AUD	JPM	78,861	04/2009	4,676	0	4,676
Buy		UBS	8,301	05/2009	0	(58)	(58)
Buy	BRL	HSBC	288,252	04/2009	0	(3,679)	(3,679)
Sell		HSBC	247,050	04/2009	3,644	0	3,644
Buy		JPM	41,149	04/2009	0	(534)	(534)
Sell		JPM	82,350	04/2009	1,182	0	1,182
Buy		BCLY	223,948	06/2009	3,035	0	3,035
Sell		BCLY	302,730	06/2009	1,596	(752)	844
Sell		CSFB	400,000	06/2009	2,398	(2,735)	(337)
Sell		DUB	297,038	06/2009	1,867	(643)	1,224
Buy		HSBC	760,752	06/2009	4,696	(3,554)	1,142
Sell		HSBC	1,130,834	06/2009	22,611	(4,498)	18,113
Buy		JPM	82,350	06/2009	0	(1,153)	(1,153)
Sell		JPM	1,016,472	06/2009	13,162	(9,453)	3,709
Buy		MLP	44,215	06/2009	332	0	332
Sell		MLP	2,099,660	06/2009	0	(27,050)	(27,050)
Sell		RBC	270,077	06/2009	27,259	0	27,259
Buy		RBS	274,160	06/2009	2,020	0	2,020
Sell		RBS	1,207,465	06/2009	16,641	(8,556)	8,085
Sell		UBS	112,101	06/2009	10,469	(10)	10,459
Sell	CAD	GSC	16,371	04/2009	0	(148)	(148)
Buy		JPM	82,120	04/2009	0	(1,734)	(1,734)
Sell		RBS	11,145	04/2009	0	(61)	(61)
Buy	CNY	BCLY	1,250,095	07/2009	0	(10,428)	(10,428)
Sell		BCLY	827,200	07/2009	0	(4,620)	(4,620)
Sell		CITI	1,556,789	07/2009	0	(5,957)	(5,957)
Buy		DUB	2,359,485	07/2009	0	(18,423)	(18,423)
Sell		DUB	2,432,233	07/2009	0	(9,290)	(9,290)
Buy		HSBC	1,925,083	07/2009	0	(14,697)	(14,697)
Sell		HSBC	1,121,711	07/2009	0	(4,235)	(4,235)
Buy		JPM	1,029,913	07/2009	0	(8,958)	(8,958)
Sell		JPM	626,644	07/2009	0	(3,973)	(3,973)
Buy		BCLY	342,314	09/2009	711	0	711
Sell		BCLY	694,902	09/2009	0	(2,612)	(2,612)

Buy		CITI	220,932	09/2009	564	0	564
Sell		CITI	644,448	09/2009	0	(2,264)	(2,264)
Buy		DUB	1,000,996	09/2009	2,311	0	2,311
Buy		HSBC	445,491	09/2009	1,070	0	1,070
Sell		HSBC	224,299	09/2009	0	(891)	(891)
Buy		JPM	182,170	09/2009	321	0	321
Sell		JPM	628,255	09/2009	0	(2,456)	(2,456)
Buy		BCLY	233,076	03/2010	0	(289)	(289)
Buy		HSBC	233,622	03/2010	0	(209)	(209)
Buy		JPM	372,463	03/2010	0	(365)	(365)
Buy	EUR	BCLY	50,636	04/2009	0	(1,335)	(1,335)
Sell		HSBC	765,962	04/2009	0	(50,354)	(50,354)
Buy		UBS	762	04/2009	0	(18)	(18)
Buy	GBP	BCLY	340	04/2009	0	(6)	(6)
Sell		DUB	273,207	04/2009	4,040	0	4,040
Sell		MSC	457,250	04/2009	5,355	0	5,355
Buy		UBS	63,048	04/2009	0	(2,555)	(2,555)
Buy	INR	BCLY	3,356,737	04/2009	56	(1,187)	(1,131)
Sell		BCLY	1,253,811	04/2009	0	(907)	(907)
Buy		BOA	2,237,605	04/2009	57	0	57
Sell		BOA	1,433,234	04/2009	686	0	686
Buy		CITI	1,889,000	04/2009	0	(562)	(562)
Buy		DUB	1,897,056	04/2009	0	(263)	(263)
Sell		DUB	1,084,986	04/2009	0	(671)	(671)
Buy		HSBC	2,817,441	04/2009	0	(819)	(819)
Sell		JPM	8,425,807	04/2009	2,157	(2,487)	(330)
Sell	JPY	BNP	9,536,920	05/2009	1,655	0	1,655
Buy		RBS	13,743,276	05/2009	0	(600)	(600)
Buy		UBS	2,900,000	05/2009	0	(478)	(478)
Sell		MSC	9,536,920	06/2009	1,523	0	1,523
Buy	KWD	BCLY	4,708	04/2009	0	(1,872)	(1,872)
Sell		BCLY	4,708	04/2009	612	0	612
Buy		HSBC	6,214	04/2009	0	(2,490)	(2,490)
Sell		HSBC	6,214	04/2009	636	0	636
Buy	MXN	CITI	418	05/2009	0	0	0
Sell		JPM	418	05/2009	0	(2)	(2)
Sell		CITI	418	11/2009	0	0	0
Buy	MYR	BCLY	76,294	04/2009	0	(890)	(890)
Sell		BCLY	128,271	04/2009	0	(126)	(126)
Buy		BOA	65,095	04/2009	0	(730)	(730)
Buy		CITI	130,338	04/2009	0	(1,330)	(1,330)
Sell		CITI	62,939	04/2009	0	(85)	(85)
Buy		HSBC	149,342	04/2009	0	(939)	(939)
Sell		JPM	229,860	04/2009	0	(499)	(499)
Buy	NZD	JPM	65,836	04/2009	59	0	59
Buy		BCLY	32,457	05/2009	339	0	339
Sell		BCLY	23,641	05/2009	0	(20)	(20)
Buy	PHP	BCLY	113,190	05/2009	32	0	32
Buy		CITI	2,774,571	05/2009	155	(301)	(146)
Sell		CITI	3,726,326	05/2009	0	(3,049)	(3,049)
Buy		JPM	838,565	05/2009	8	0	8
Sell	PLN	DUB	1,704	05/2009	277	0	277
Buy		HSBC	1,704	05/2009	0	(266)	(266)
Buy	RUB	DUB	2,416,000	05/2009	0	(29,589)	(29,589)
Sell		DUB	864,570	05/2009	10,955	0	10,955
Buy		JPM	1,687,591	05/2009	0	(20,688)	(20,688)
Sell		JPM	1,354,849	05/2009	17,156	0	17,156
Sell		MLP	1,195,875	05/2009	15,148	0	15,148
Sell		UBS	688,297	05/2009	8,661	0	8,661
Buy	SAR	BCLY	61,710	04/2009	0	(254)	(254)
Sell		BCLY	61,710	04/2009	0	(109)	(109)
Buy		HSBC	411,542	04/2009	0	(1,686)	(1,686)
Sell		HSBC	411,542	04/2009	0	(812)	(812)
Buy		JPM	411,310	04/2009	0	(1,711)	(1,711)
Sell		JPM	411,310	04/2009	0	(754)	(754)
Sell	SGD	BCLY	92,533	04/2009	191	(13)	178

Buy	CITI	214,951	04/2009	0	(5,957)	(5,957)
Sell	CITI	91,990	04/2009	171	0	171
Buy	DUB	152,053	04/2009	0	(3,318)	(3,318)
Sell	DUB	128	04/2009	5	0	5
Buy	HSBC	84,690	04/2009	0	(2,235)	(2,235)
Sell	HSBC	326,608	04/2009	1,029	(75)	954
Sell	JPM	92,766	04/2009	177	(8)	169
Buy	RBS	73,290	04/2009	0	(1,692)	(1,692)
Buy	UBS	79,040	04/2009	0	(1,478)	(1,478)
Buy	HSBC	65,450	07/2009	0	(2,258)	(2,258)
Sell	HSBC	65,450	07/2009	47	(18)	29

				$191,752	$(305,610)	$(113,858)

(t)	Fair Value Measurements+

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2009
Investments, at value	$1,031,743	$197,800,926	$142,304	$198,974,973
Short Sales, at value	0	(829)	0	(829)
Other Financial Instruments++	1,761,391	(101,249)	11,987	1,672,129

Total	$2,793,134	$197,698,848	$154,291	$200,646,273

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2009:

	Beginning Balance at 03/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2009
Investments, at value	$506,523	$(208,104)	$1,609	$7	$(32,213)	$(125,518)	$142,304
Other Financial Instruments++	(21,462)	0	0	0	4,481	28,968	11,987

Total	$485,061	$(208,104)	$1,609	$7	$(27,732)	$(96,550)	$154,291

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 8, 2009

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: June 8, 2009